AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2026

FILE NO. 333-160918

FILE NO. 811-22321

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Post-Effective Amendment No. 200 and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 211

NEW YORK LIFE INVESTMENTS FUNDS TRUST (exact name of registrant as specified in charter)

51 MADISON AVENUE NEW YORK, NEW YORK 10010 (address of principal executive office) REGISTRANT’S TELEPHONE NUMBER: (212) 576-7000

Copy to:

J. Kevin Gao, Esq. New York Life Investments Funds Trust 51 Madison Avenue New York, NY 10010	Thomas C. Bogle, Esq. Corey F. Rose, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006

(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective immediately upon filing pursuant to Rule 462(d) under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on February 28, 2026, pursuant to paragraph (b)(1) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on _____________, pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐ on _____________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for New York Life Investments Asset Allocation Funds
February 28, 2026

	Class A	Investor Class	Class C	Class I	SIMPLE Class
Asset Allocation
NYLI Conservative Allocation Fund	MCKAX	MCKNX	MCKCX	MCKIX	MCKSX
NYLI Moderate Allocation Fund	MMRAX	MMRDX	MMRCX	MMRIX	MMRSX
NYLI Growth Allocation Fund	MGDAX	MGDNX	MGDCX	MGDIX	MGDSX
NYLI Equity Allocation Fund	MGXAX	MGXNX	MGXCX	MGXIX	MGXSX

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Asset Allocation

NYLI Conservative Allocation Fund

Investment Objective

The Fund seeks current income and, secondarily, long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 70 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	None	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.50%
Other Expenses	0.13%	0.45%	0.45%	0.13%	0.11%
Acquired (Underlying) Fund Fees and Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	0.87%	1.19%	1.94%	0.62%	1.10%
Waivers / Reimbursements[2]	0.00%	(0.15)%	(0.15)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.87%	1.04%	1.79%	0.62%	1.10%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following amounts of its average daily net assets: Class A, 0.50%; Investor Class, 0.55%; Class C, 1.30%; Class I, 0.25%; and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period		Class
1 Year	$ 386	$ 353	$ 182	$ 282	$ 63	$ 112
3 Years	$ 569	$ 604	$ 595	$ 595	$ 199	$ 350
5 Years	$ 768	$ 874	$ 1,033	$ 1,033	$ 346	$ 606
10 Years	$ 1,340	$ 1,644	$ 2,057	$ 2,057	$ 774	$ 1,340
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

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NYLI Conservative Allocation Fund

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management or its affiliates (the "Underlying Funds"). The Underlying Funds are described and offered for direct investment in separate prospectuses. The Fund is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Funds.

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Fixed-Income Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Equity Funds. The Fund may invest approximately 10% (within a range of 0% to 20%) of its assets in Underlying International Equity Funds. New York Life Investment Management may change the asset class allocations, the Underlying Funds in which the Fund invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Funds and International Equity Funds.

New York Life Investment Management will determine each Underlying Fund’s asset class, and for Underlying Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not limited to, the Underlying Fund's investment strategy and portfolio characteristics. The Underlying Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Fund's portfolio. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Fund's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLI Conservative Allocation Fund	30%	10%	40%	60%

The second step in the Fund's portfolio construction process involves the actual selection of Underlying Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Funds. The Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. Selection of individual Underlying Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund also may invest in Underlying Funds that are money market funds.

New York Life Investment Management monitors the Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Fund may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Fund may from time to time invest more than 25% of its assets in one Underlying Fund.

The Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Principal Risks of the Fund

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders, which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Fund's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of

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NYLI Conservative Allocation Fund

economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Fund has set limitations on the amount of assets that normally may be allocated to each asset class, the Fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. In addition, the Fund’s portfolio managers may also serve as portfolio managers to one or more Underlying Funds and may have an incentive to select certain Underlying Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Funds. Moreover, a situation could occur where the best interests of the Fund could be adverse to the best interests of Underlying Funds or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund. Similarly, the extent to which an Underlying Fund invests a significant portion of its assets in a single industry or economic sector will impact the Fund’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Fund and the Underlying Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Fund shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Fund's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

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NYLI Conservative Allocation Fund

Principal Risks of the Underlying Funds

The principal risks of the Underlying Funds in which the Fund invests, which could adversely affect the performance of the Fund, may include the risks summarized below. For purposes of the risks summarized below, the terms “Fund” and “Funds” may also refer to “Underlying Fund” or “Underlying Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Fund's manager or subadvisor may not produce the desired results or expected returns. A Fund's manager or subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in a Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if a Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Fund.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Fund’s fixed-income or debt holdings. For most fixed-income investments, when market

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NYLI Conservative Allocation Fund

interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon

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NYLI Conservative Allocation Fund

such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Fund is employing a form of leverage which creates special risks.

A Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Fund may not be able to substitute or sell the pledged collateral. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

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NYLI Conservative Allocation Fund

Value Stock Risk: Value stocks may never reach what a Fund's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Funds that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and three additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, MSCI EAFE® Index (Net) and Conservative Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	11.35%
Worst Quarter
2020, Q1	-10.05%

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NYLI Conservative Allocation Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/4/2005	9.60%	4.25%	5.59%
Return After Taxes on Distributions
Class I		7.95%	2.78%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		5.99%	2.78%	3.90%
Return Before Taxes
Class A	4/4/2005	6.09%	3.36%	4.72%
Investor Class	2/28/2008	6.52%	3.28%	4.55%
Class C	4/4/2005	7.41%	3.04%	4.36%
SIMPLE Class	8/31/2020	9.10%	3.63%	4.34%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Conservative Allocation Composite Index[4]		12.79%	4.99%	6.58%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4.  The Conservative Allocation Composite Index consists of the Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 60%, 30% and 10%, respectively.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2005
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend

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NYLI Conservative Allocation Fund

on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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NYLI Moderate Allocation Fund

Investment Objective

The Fund seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 70 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	None	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.50%
Other Expenses	0.11%	0.44%	0.44%	0.11%	0.11%
Acquired (Underlying) Fund Fees and Expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	0.88%	1.21%	1.96%	0.63%	1.13%
Waivers / Reimbursements[2]	0.00%	(0.14)%	(0.14)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.88%	1.07%	1.82%	0.63%	1.13%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following amounts of its average daily net assets: Class A, 0.50%; Investor Class, 0.55%; Class C, 1.30%; Class I, 0.25%; and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period		Class
1 Year	$ 387	$ 356	$ 185	$ 285	$ 64	$ 115
3 Years	$ 572	$ 611	$ 602	$ 602	$ 202	$ 359
5 Years	$ 773	$ 885	$ 1,044	$ 1,044	$ 351	$ 622
10 Years	$ 1,352	$ 1,667	$ 2,080	$ 2,080	$ 786	$ 1,375
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

13

NYLI Moderate Allocation Fund

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management or its affiliates (the "Underlying Funds"). The Underlying Funds are described and offered for direct investment in separate prospectuses. The Fund is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Funds.

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50% to 70%) of its assets in Underlying Equity Funds and approximately 40% (within a range of 30% to 50%) of its assets in Underlying Fixed-Income Funds. The Fund may invest approximately 15% (within a range of 5% to 25%) of its assets in Underlying International Equity Funds. New York Life Investment Management may change the asset class allocations, the Underlying Funds in which the Fund invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Funds and International Equity Funds.

New York Life Investment Management will determine each Underlying Fund’s asset class, and for Underlying Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not limited to, the Underlying Fund's investment strategy and portfolio characteristics. The Underlying Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Fund's portfolio. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Fund's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLI Moderate Allocation Fund	45%	15%	60%	40%

The second step in the Fund's portfolio construction process involves the actual selection of Underlying Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Funds. The Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. Selection of individual Underlying Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund also may invest in Underlying Funds that are money market funds.

New York Life Investment Management monitors the Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Fund may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Fund may from time to time invest more than 25% of its assets in one Underlying Fund.

The Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Principal Risks of the Fund

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders, which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Fund's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of

14

NYLI Moderate Allocation Fund

economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Fund has set limitations on the amount of assets that normally may be allocated to each asset class, the Fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. In addition, the Fund’s portfolio managers may also serve as portfolio managers to one or more Underlying Funds and may have an incentive to select certain Underlying Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Funds. Moreover, a situation could occur where the best interests of the Fund could be adverse to the best interests of Underlying Funds or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund. Similarly, the extent to which an Underlying Fund invests a significant portion of its assets in a single industry or economic sector will impact the Fund’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Fund and the Underlying Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Fund shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Fund's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

15

NYLI Moderate Allocation Fund

Principal Risks of the Underlying Funds

The principal risks of the Underlying Funds in which the Fund invests, which could adversely affect the performance of the Fund, may include the risks summarized below. For purposes of the risks summarized below, the terms “Fund” and “Funds” may also refer to “Underlying Fund” or “Underlying Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Fund's manager or subadvisor may not produce the desired results or expected returns. A Fund's manager or subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in a Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if a Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Fund.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Fund’s fixed-income or debt holdings. For most fixed-income investments, when market

16

NYLI Moderate Allocation Fund

interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon

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NYLI Moderate Allocation Fund

such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Fund is employing a form of leverage which creates special risks.

A Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Fund may not be able to substitute or sell the pledged collateral. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

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NYLI Moderate Allocation Fund

Value Stock Risk: Value stocks may never reach what a Fund's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Funds that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and four additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, MSCI EAFE® Index (Net), Bloomberg U.S. Aggregate Bond Index and Moderate Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	14.42%
Worst Quarter
2020, Q1	-13.92%

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NYLI Moderate Allocation Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/4/2005	11.39%	5.92%	7.10%
Return After Taxes on Distributions
Class I		9.70%	4.23%	5.45%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		7.42%	4.14%	5.17%
Return Before Taxes
Class A	4/4/2005	7.73%	5.00%	6.23%
Investor Class	2/28/2008	8.14%	4.90%	6.04%
Class C	4/4/2005	9.05%	4.65%	5.84%
SIMPLE Class	8/31/2020	10.77%	5.27%	6.21%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Bloomberg U.S. Aggregate Bond Index[4]		7.30%	-0.36%	2.01%
Moderate Allocation Composite Index[5]		15.57%	7.69%	8.82%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

5.  The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2005
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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NYLI Moderate Allocation Fund

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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NYLI Growth Allocation Fund

Investment Objective

The Fund seeks long-term growth of capital and, secondarily, current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 70 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	None	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.50%
Other Expenses	0.11%	0.43%	0.43%	0.11%	0.10%
Acquired (Underlying) Fund Fees and Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	0.93%	1.25%	2.00%	0.68%	1.17%
Waivers / Reimbursements[2]	0.00%	(0.13)%	(0.13)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.93%	1.12%	1.87%	0.68%	1.17%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following amounts of its average daily net assets: Class A, 0.50%; Investor Class, 0.55%; Class C, 1.30%; Class I, 0.25%; and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period		Class
1 Year	$ 392	$ 361	$ 190	$ 290	$ 69	$ 119
3 Years	$ 588	$ 624	$ 615	$ 615	$ 218	$ 372
5 Years	$ 799	$ 907	$ 1,066	$ 1,066	$ 379	$ 644
10 Years	$ 1,409	$ 1,712	$ 2,123	$ 2,123	$ 847	$ 1,420
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

22

NYLI Growth Allocation Fund

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds managed by New York Life Investment Management or its affiliates (the "Underlying Funds"). The Underlying Funds are described and offered for direct investment in separate prospectuses. The Fund is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Funds.

The Fund seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70% to 90%) of its assets in Underlying Equity Funds and approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed-Income Funds. The Fund may invest approximately 20% (within a range of 10% to 30%) of its assets in Underlying International Equity Funds. New York Life Investment Management may change the asset class allocations, the Underlying Funds in which the Fund invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Funds and International Equity Funds.

New York Life Investment Management will determine each Underlying Fund’s asset class, and for Underlying Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not limited to, the Underlying Fund's investment strategy and portfolio characteristics. The Underlying Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Fund's portfolio. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Fund's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLI Growth Allocation Fund	60%	20%	80%	20%

The second step in the Fund's portfolio construction process involves the actual selection of Underlying Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Funds. The Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. Selection of individual Underlying Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund also may invest in Underlying Funds that are money market funds.

New York Life Investment Management monitors the Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Fund may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Fund may from time to time invest more than 25% of its assets in one Underlying Fund.

The Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Principal Risks of the Fund

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders, which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Fund's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. The Underlying Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of

23

NYLI Growth Allocation Fund

economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Fund has set limitations on the amount of assets that normally may be allocated to each asset class, the Fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. In addition, the Fund’s portfolio managers may also serve as portfolio managers to one or more Underlying Funds and may have an incentive to select certain Underlying Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Funds. Moreover, a situation could occur where the best interests of the Fund could be adverse to the best interests of Underlying Funds or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund. Similarly, the extent to which an Underlying Fund invests a significant portion of its assets in a single industry or economic sector will impact the Fund’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Fund and the Underlying Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Fund shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Fund's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

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NYLI Growth Allocation Fund

Principal Risks of the Underlying Funds

The principal risks of the Underlying Funds in which the Fund invests, which could adversely affect the performance of the Fund, may include the risks summarized below. For purposes of the risks summarized below, the terms “Fund” and “Funds” may also refer to “Underlying Fund” or “Underlying Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Fund's manager or subadvisor may not produce the desired results or expected returns. A Fund's manager or subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in a Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Fund.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Fund’s fixed-income or debt holdings. For most fixed-income investments, when market

25

NYLI Growth Allocation Fund

interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon

26

NYLI Growth Allocation Fund

such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Fund is employing a form of leverage which creates special risks.

A Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Fund may not be able to substitute or sell the pledged collateral. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

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NYLI Growth Allocation Fund

Value Stock Risk: Value stocks may never reach what a Fund's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Funds that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and four additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, MSCI EAFE® Index (Net), Bloomberg U.S. Aggregate Bond Index and Growth Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	17.54%
Worst Quarter
2020, Q1	-18.77%

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NYLI Growth Allocation Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/4/2005	12.70%	7.46%	8.32%
Return After Taxes on Distributions
Class I		11.27%	5.61%	6.58%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		8.32%	5.38%	6.21%
Return Before Taxes
Class A	4/4/2005	9.00%	6.54%	7.44%
Investor Class	2/28/2008	9.38%	6.46%	7.24%
Class C	4/4/2005	10.34%	6.19%	7.04%
SIMPLE Class	8/31/2020	12.13%	6.83%	8.10%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Bloomberg U.S. Aggregate Bond Index[4]		7.30%	-0.36%	2.01%
Growth Allocation Composite Index[5]		18.38%	10.40%	11.03%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

5.  The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2005
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

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NYLI Growth Allocation Fund

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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NYLI Equity Allocation Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 70 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	None	None	None	None	None
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.50%
Other Expenses	0.13%	0.45%	0.45%	0.13%	0.12%
Acquired (Underlying) Fund Fees and Expenses	0.61%	0.61%	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	0.99%	1.31%	2.06%	0.74%	1.23%
Waivers / Reimbursements[2]	0.00%	(0.15)%	(0.15)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.99%	1.16%	1.91%	0.74%	1.23%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following amounts of its average daily net assets: Class A, 0.50%; Investor Class, 0.55%; Class C, 1.30%; Class I, 0.25%; and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period		Class
1 Year	$ 398	$ 365	$ 194	$ 294	$ 76	$ 125
3 Years	$ 606	$ 640	$ 631	$ 631	$ 237	$ 390
5 Years	$ 831	$ 936	$ 1,095	$ 1,095	$ 411	$ 676
10 Years	$ 1,477	$ 1,777	$ 2,185	$ 2,185	$ 918	$ 1,489
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

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NYLI Equity Allocation Fund

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing in mutual funds and exchange-traded funds managed by New York Life Investment Management or its affiliates (the "Underlying Funds"). The Underlying Funds are described and offered for direct investment in separate prospectuses. The Fund is designed for investors with a particular risk profile as represented by the asset class allocations described below, and invests in a distinct mix of Underlying Funds.

The Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 90% to 100%). The Fund may invest approximately 25% (within a range of 15% to 35%) of its assets in Underlying International Equity Funds. The Fund may invest up to 10% of its assets in Underlying Fixed-Income Funds. New York Life Investment Management may change the asset class allocations, the Underlying Funds in which the Fund invests, or the target weighting without approval from shareholders. With respect to investments in Underlying Funds that invest significantly in both U.S. and non-U.S. equity securities, New York Life Investment Management will generally allocate such investments equally between Underlying U.S. Equity Funds and International Equity Funds.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds. New York Life Investment Management will determine each Underlying Fund’s asset class, and for Underlying Funds that may potentially fall into multiple asset classes, New York Life Investment Management will classify them based on certain factors, including, but not limited to, the Underlying Fund's investment strategy and portfolio characteristics. The Underlying Funds may engage in strategies involving non-traditional asset classes (e.g., master limited partnerships), non-traditional investment strategies (e.g., non-correlated returns or short sales) or illiquid assets.

New York Life Investment Management uses a two-step asset allocation process to create the Fund's portfolio. The first step includes a strategic review of the target allocations to the equity and fixed-income asset classes and a determination of any tactical allocation adjustments to establish the portion of the Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in each asset class.

The following table illustrates the Fund's target allocations among asset classes (the target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above):

	U.S. Equity	International Equity	Total Equity	Fixed-Income
NYLI Equity Allocation Fund	75%	25%	100%	0%

The second step in the Fund's portfolio construction process involves the actual selection of Underlying Funds to represent the asset classes indicated above and determination of target weightings among the Underlying Funds. The Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. Selection of individual Underlying Funds is based on several factors, including, but not limited to, past performance and total portfolio characteristics (e.g., size, style, credit quality and duration). For cash management purposes, the Fund may hold a portion of its assets in U.S. government securities, cash or cash equivalents. The Fund also may invest in Underlying Funds that are money market funds.

New York Life Investment Management monitors the Fund's portfolio daily to ensure that the Fund's actual asset class allocations among the Underlying Funds continue to conform to the Fund's target allocations over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies (including emerging markets), securities markets, and various segments within those markets. In response to adverse market or other conditions, the Fund may, regardless of its normal asset class allocations, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. In connection with the asset allocation process, the Fund may from time to time invest more than 25% of its assets in one Underlying Fund.

The Fund may invest in derivatives, such as total return swaps, to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Principal Risks of the Fund

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders, which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Asset Allocation Risk: Although allocation among different asset classes generally limits the Fund's exposure to the risks of any one class, the risk remains that New York Life Investment Management may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating economic conditions might cause an overall weakness in corporate earnings that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would

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NYLI Equity Allocation Fund

perform poorly relative to a portfolio invested primarily in bonds. The Underlying Funds selected by New York Life Investment Management may underperform the market or other investments. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because the Fund has set limitations on the amount of assets that normally may be allocated to each asset class, the Fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the Fund may not be ideal for all investors and may not effectively increase returns or decrease risk for investors.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. In addition, the Fund’s portfolio managers may also serve as portfolio managers to one or more Underlying Funds and may have an incentive to select certain Underlying Funds due to compensation considerations or to support new investment strategies or cash flow needs of Underlying Funds. Moreover, a situation could occur where the best interests of the Fund could be adverse to the best interests of Underlying Funds or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their net asset value ("NAV"); (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

Focused Portfolio Risk: To the extent that the Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund. Similarly, the extent to which an Underlying Fund invests a significant portion of its assets in a single industry or economic sector will impact the Fund’s sensitivity to adverse developments affecting such industry or sector.

Large Transactions Risk: To minimize disruptions to the operations of the Fund and the Underlying Funds, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Fund shares. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Fund's investment strategies.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by New York Life Investment Management may not produce the desired results or expected returns.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

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NYLI Equity Allocation Fund

Principal Risks of the Underlying Funds

The principal risks of the Underlying Funds in which the Fund invests, which could adversely affect the performance of the Fund, may include the risks summarized below. For purposes of the risks summarized below, the terms “Fund” and “Funds” may also refer to “Underlying Fund” or “Underlying Funds” as the context requires.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Fund's manager or subadvisor may not produce the desired results or expected returns. A Fund's manager or subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in a Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if a Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to a Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price a Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by a Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of a Fund.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of a Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for a Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of a Fund’s fixed-income or debt holdings. For most fixed-income investments, when market

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NYLI Equity Allocation Fund

interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises. Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: A Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, a Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon

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NYLI Equity Allocation Fund

such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund's manager or subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Real Estate Investment Trust ("REIT") Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk.

Short Sales Risk: If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. By investing the proceeds received from selling securities short, a Fund is employing a form of leverage which creates special risks.

A Fund may also be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover a Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Fund may not be able to substitute or sell the pledged collateral. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Regulatory Risk: A Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

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NYLI Equity Allocation Fund

Value Stock Risk: Value stocks may never reach what a Fund's portfolio manager believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the performance of Funds that invest in value stocks may be lower or higher than that of funds that invest in other types of equity securities.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and three additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, MSCI EAFE® Index (Net) and Equity Allocation Composite Index, which are generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	20.50%
Worst Quarter
2020, Q1	-22.40%

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NYLI Equity Allocation Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/4/2005	14.33%	8.45%	9.37%
Return After Taxes on Distributions
Class I		12.69%	6.49%	7.58%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		9.53%	6.17%	7.12%
Return Before Taxes
Class A	4/4/2005	10.64%	7.53%	8.48%
Investor Class	2/28/2008	11.02%	7.46%	8.30%
Class C	4/4/2005	11.99%	7.20%	8.11%
SIMPLE Class	8/31/2020	13.75%	7.82%	9.44%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%
MSCI EAFE® Index (Net)[3]		31.22%	8.92%	8.18%
Equity Allocation Composite Index[4]		21.21%	13.12%	13.20%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

3.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

4.  The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2005
	Migene S. Kim, Managing Director	Since 2025
	Amit Soni, Director	Since 2016
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

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NYLI Equity Allocation Fund

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

39

More About Investment Strategies and Risks

Information about each Fund's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Fund at the beginning of this Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds and the Underlying Funds. Some of the Underlying Funds may use the investments/strategies discussed below more than other Underlying Funds. The strategies and risks below generally apply to the Funds and the Underlying Funds. Therefore, references to a “Fund” may also include an Underlying Fund. Not all investments/strategies of the Underlying Funds may be described in this Prospectus.

Investment Policies and Objectives

The NYLI Equity Allocation Fund and certain Underlying Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (“1940 Act”), each of the NYLI Equity Allocation Fund and certain of the Underlying Funds is required to adopt a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments are required to be made in a manner that will bring the Fund into compliance with this policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The NYLI Equity Allocation Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it may be changed without shareholder approval. The NYLI Equity Allocation Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in this non-fundamental policy of the Fund with respect to investments of the type suggested by its name. In most cases, the applicable affiliated Underlying Fund has adopted a policy to provide the Fund's shareholders with at least 60 days' prior notice of any change in this non-fundamental investment policy of the Fund with respect to investments of the type suggested by its name. For additional information, please see the SAI.

The investment objectives for the Funds and most Underlying Funds are non-fundamental and may be changed without shareholder approval. In other cases, the investment objectives of the Underlying Funds may be fundamental and cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities.

A Fund may invest its net assets in other investment companies, including exchange-traded funds, that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

For a discussion on how a Fund will determine if an issuer is U.S. or foreign, please see Foreign Securities and Currencies Risk below.

Russian Securities

Until further notice, no Fund will purchase securities of Russian issuers.

AI Risk

As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decision capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence ("AI") on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Additionally, the use of and advancements in AI and other technologies may result in the introduction of inaccurate, biased, or otherwise faulty outputs and security vulnerabilities, which can go undetected. The increasingly widespread use of AI by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. Malicious actors also may use AI for fraud, hacking, or market manipulation. Issuers that engage in artificial intelligence-related businesses or that simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks.

Cryptocurrencies and Digital Assets Risk

The increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the investments made by a Fund, even indirectly. Issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, errors, and losses related to cyber incidents. Cryptocurrencies and digital assets lack centralized oversight, which can increase these risks. In addition, the prices of securities issued by companies in these market

40

Investment Risks

segments are subject to increased volatility, potentially rapid changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, a Fund may be adversely affected by developments impacting these issuers.

Additional Information About Risks

The risks of investing in the Funds and Underlying Funds are described below, which may result in a loss of your investment. The Funds and Underlying Funds may be subject to risks to different degrees. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. There can be no assurance that a Fund will achieve its investment objective.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the SAI. The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

RISKS OF THE FUNDS

Asset Allocation Risk

The Funds utilize an asset allocation strategy in pursuit of their respective investment objectives. The Funds are "funds of funds" that seek to achieve their investment objectives by investing in mutual funds and exchange-traded funds managed by New York Life Investment Management or its affiliates. Accordingly, the portfolio managers generally select mutual funds and exchange-traded funds managed by New York Life Investment Management or its affiliates without evaluating funds managed by third parties, which may have better performance, lower fees and expenses or principal investment strategies that may be deemed more attractive by the portfolio managers. Thus, a Fund’s investment performance depends upon the Manager’s allocation and reallocation of the Fund’s assets among Underlying Funds with exposure to various asset classes, investments, advisers, strategies and/or investment styles. Although the Funds' asset allocation strategies are intended to limit each Fund’s exposure to the risks of any one asset class, investment or style, New York Life Investment Management may favor one or more Underlying Funds that may not achieve their investment objective and/or may underperform other investments or assets or the securities markets as a whole, thereby causing the Fund to underperform other funds with similar investment objectives and/or strategies. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would likely perform poorly relative to a portfolio invested primarily in bonds. From time to time, a Fund may invest more than 25% of its assets in one Underlying Fund or otherwise focus its investments in a single Underlying Fund. As a result, the Fund would be particularly susceptible to that Underlying Fund’s performance, fees and expenses and portfolio holdings, and may be more vulnerable to losses. In addition, the Fund may be deemed to “control” an Underlying Fund in these circumstances and certain others. However, voting by the Fund with regard to such an Underlying Fund’s securities would be made pursuant to the Fund’s applicable policies and procedures.

Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other investments. Moreover, because each Fund limits the amount of its assets that may be allocated to each asset class, a Fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. Subject to such limitations, New York Life Investment Management may adjust allocations to various Underlying Funds. Such adjustments may not produce the intended results and a Fund may not achieve its investment objective, in whole or in part. In addition, the asset allocation determinations made by New York Life Investment Management may not be ideal for all investors, may not effectively increase returns or decrease risk for investors and may be subject to delay or may otherwise not be timely relative to market, economic or other developments. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Conflicts of Interest Risk

Potential conflicts of interest situations could occur where New York Life Investment Management is subject to competing interests that have the potential to influence its investment decisions for a Fund and which decisions could adversely impact a Fund. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Underlying Funds because, for example, the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. In addition, the Fund’s portfolio managers may also serve as portfolio managers to one or more Underlying Funds and may have an incentive to select certain Underlying Funds due to compensation considerations or to support new investment strategies or cash flow needs of certain Underlying Funds. For example, New York Life Investment Management may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. New York Life Investment Management and the portfolio managers have a fiduciary duty to each Fund to act in that Fund's best interests when selecting Underlying Funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investment Management will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. A Fund’s or Underlying Fund’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investment Management or the Fund or applicable policies and procedures of New York Life

41

Investment Risks

Investment Management or the Fund. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated Underlying Fund, the portfolio manager could potentially be restricted from transacting in the Underlying Fund’s shares, which may adversely affect the Fund.

Derivative Transactions Risk

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor of a Fund is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which a Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income, or result in the deferral of losses, that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders.

Trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to invest in derivatives, short sales and similar financing transactions, limit a Fund's ability to employ certain strategies that use these instruments and/or adversely affect a Fund's efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Future regulatory developments may impact a Fund's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

Exchange-Traded Fund ("ETF") Risk

The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the value of the underlying portfolio of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to their NAV; (ii) an ETF may fail to accurately track the market segment or index that underlies its investment objective and, therefore, may not produce the intended results; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading in an ETF’s shares on an exchange may be halted due to market conditions or other reasons; and (v) an ETF may fail to meet the requirements of the exchange necessary to maintain the listing of the ETF. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers), or determinations by market participants to cease serving as authorized participants or market makers (including during times of market stress), and any other disruptions in the ordinary functioning of the creation and redemption process may result in a lack of liquidity of ETF shares or their trading significantly at a premium or a discount to NAV. If an ETF’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may result in a lack of liquidity of ETF shares or their trading significantly at a premium or discount to NAV. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund's investments in ETFs. If the market for an ETF’s shares is open during times when the markets for some or all of the ETF’s underlying investments are closed, there may be changes to the value of such investments from the last quotes of the closed market, which could lead to differences between the market value of the ETF’s shares and NAV. As with conventional funds, ETFs also incur management fees, trading costs, marketing expenses and licensing fees that increase their costs versus the costs of owning the underlying securities directly.

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Investment Risks

Focused Portfolio Risk

If a Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. A Fund’s performance may, therefore, be significantly adversely affected by the performance of such Underlying Fund. An Underlying Fund may concentrate or focus in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class. Thus, the Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class than a fund that is invested more broadly. Such occurrences or developments may have a significant impact on a Fund's investment performance causing such performance to be more volatile than the investment performance of a Fund invested more broadly. For example, if an Underlying Fund is concentrated or focused in a particular country, a Fund focused in such Underlying Fund would be particularly susceptible to economic, political, regulatory or market developments affecting issuers and countries within the specific geographic regions in which the Underlying Fund invests.

Inflation Risk

A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline as can the value of a Fund's distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of fixed rate debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially that pay a fixed interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely impact a Fund and its investments.

Large Transaction Risk

To minimize disruptions to the operations of a Fund, New York Life Investment Management seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Fund shares. When New York Life Investment Management determines to initiate a transaction with an Underlying Fund, New York Life Investment Management generally coordinates directly with the portfolio managers of the Underlying Fund to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investment Management's ability to fully implement the Fund's investment strategies, which may adversely impact the Fund.

RISKS OF THE UNDERLYING FUNDS

Brady Bonds Risk

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

Convertible Securities Risk

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities Risk

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of

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Investment Risks

an issuer's creditworthiness may also affect the value of an investment. Moreover, during adverse economic conditions and in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult to sell the instrument at an advantageous price or time. The downgrade of the credit rating of a security or of the issuer of a security held by a Fund may decrease its value and liquidity. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yields between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s investments. Credit spreads often increase more for lower-rated and unrated securities than for investment grade securities.

• Maturity risk: Maturity is the average expected repayment date of a Fund's portfolio, taking into account the expected final repayment dates of the securities in the portfolio. A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value ("NAV") of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a previously-issued debt security goes down and when interest rates go down, the value of a previously-issued debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. A Fund may also be subject to heightened interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve adjusts a quantitative easing program and/or changes rates. For more information on risks associated with inflation, please see “Inflation Risk.”

Changing interest rates (or the expectation of such changes) may have unpredictable effects on markets, including market volatility, and may adversely affect performance. A low or negative interest rate environment may pose additional risks because low or negative yields on portfolio holdings may have an adverse impact on the Fund's ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. Should interest rates decrease, investments in certain variable-rate and fixed-rate debt securities may be adversely affected. Additionally, short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument's duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Fund may also suffer from the inability to reinvest in higher yielding securities. An issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms.

Debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

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Investment Risks

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund’s susceptibility to changes in interest rates. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if the interest rates rose by one percentage point.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts Risk

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.

Derivative Transactions Risk

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index.

As a result, derivatives can be highly volatile. If the Manager of a Fund is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk.

In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which a Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income, or result in the deferral of losses, that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders.

Trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to invest in derivatives, short sales and similar financing transactions, limit a Fund's ability to employ certain strategies that use these instruments and/or adversely affect a Fund's efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Future regulatory developments may impact a Fund's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

Distressed Securities Risk

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or

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Investment Risks

unpredictably. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Fund has invested, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Dividend-Paying Stocks Risk

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Fund to produce current income while remaining fully diversified. Equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The distributions received by a Fund may not qualify as income for Fund investors.

Emerging Markets Risk

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping, corporate governance and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging market countries have pervasive corruption and crime that may hinder investments. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. Certain emerging markets may also face other significant internal or external risks, including the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect investments in these countries or regions. National policies (including sanctions programs) that may limit investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Standard securities settlement cycles applicable to foreign investments may be longer than in the U.S. Longer foreign settlement cycles may subject a Fund's trades in foreign investments

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Investment Risks

to an increased risk of operational errors and may require a Fund or its counterparties to pre-fund certain transactions, which may increase the costs to the Fund.

Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.

Equity Securities Risk

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”) Risk

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investment Management. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs could result in losses on investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by a Fund. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when its manager or subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Financial Sector Risk

To the extent a Fund invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, changes in fiscal and monetary policies, bank failures and adverse conditions in other related markets.

Floating Rate Loans Risk

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks

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Investment Risks

because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair a Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact a Fund. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund's portfolio.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. A Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or, if unrated, determined by a Fund's manager or subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which a Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit a Fund’s rights to exercise remedies against collateral or may impose procedures that delay a Fund's receipt of proceeds of collateral. As a result, a Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Fund's interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to a Fund, including limiting or delaying the remedies or collateral available to a Fund. In addition, if a Fund holds certain floating rate loans, a Fund may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of a Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

A Fund will typically purchase loans via assignment, which makes a Fund a direct lender. However, a Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, a Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

A Fund may invest in floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations generally allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In

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Investment Risks

addition, a Fund may receive no or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. Accordingly, a Fund may have more limited access to financial information and more limited rights to restrict a borrower’s activities and operations under a covenant-lite investment, including fewer protections against the possibility of default and fewer indications of a prospective default. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate ("SOFR").

Foreign Securities and Currencies Risk

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Generally, a Fund will rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, although it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investment Management and could include, but would not be limited to, instances where a Fund's manager or subadvisor disagrees with the designation of the primary stock exchange on which a dual listed issuer trades. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Additionally, to the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market). As a result, the market price of an Underlying Fund may deviate from the Underlying Fund’s NAV. There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Economic sanctions and other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and may result in economic disruptions in the sanctioned country or throughout the world. When the United States is a significant trading partner of a foreign country in which a Fund may invest or to which the Fund may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or other similar measures. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund's liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The type and severity of sanctions and other measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict.

Many foreign securities are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

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Investment Risks

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. A Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Fund's ability to convert currencies. A Fund's manager or subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions Risk

Purchasing and selling single stock futures or stock index futures may be used to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on its ability to invest in foreign currencies, a Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, a Fund also may enter into futures contracts traded on foreign futures exchanges.

Purchasing and selling futures contracts on debt securities and on indices of debt securities may be used in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. Such futures contracts may also be used for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Fund's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed.

For example, investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Growth Stocks Risk

Growth stocks typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more NRSROs and are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative by certain rating agencies with respect to the issuer's continuing ability to meet

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Investment Risks

principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. High-yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles and may be more volatile than higher-rated securities of similar maturity. High-yield securities may be issued by companies that are restructuring, smaller and less creditworthy, or more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of economic or market developments and interest rate changes, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default. In the event of default, a Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Illiquid Investments, Private Placement and Restricted Securities Risk

A Fund’s investments may include illiquid investments or restricted securities. A principal risk of illiquid investments or investing in restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid investments. In the event that this occurs, a Fund must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where a Fund would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to a Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to a Fund's policy of not investing more than 15% of its net assets in illiquid investments.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially acquired through private placement transactions, offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Increase in Expenses Risk

The actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Initial Public Offerings (“IPOs”) Risk

IPO share prices are frequently volatile due to factors such as the absence of a prior public market for the shares, unseasoned trading in the shares, the small number of shares available for trading and limited information about the issuer’s business model, quality of

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Investment Risks

management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Fund with a small asset base. The impact of the investments in IPO shares on a Fund's performance will likely decrease as a Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available for investing, particularly as the Fund's asset base grows. A Fund may hold IPO shares for a very short period of time, which may increase portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Large Investments or Redemptions by Shareholders Risk

From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on performance if a Fund is required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase transaction costs. Certain shareholders, including clients or affiliates of the manager and/or other funds managed by the manager or its affiliates, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares may further increase the liquidity risk and may otherwise adversely impact a Fund. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker. For more information, please see “Liquidity and Valuation Risk.”

Lending of Portfolio Securities Risk

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the board of the applicable Fund. In determining whether to lend securities, the manager or the subadvisor of a Fund or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities or in the event that the borrower fails to provide additional collateral as needed to ensure the loan is fully collateralized. A Fund may also not experience the returns expected with the investment of cash collateral. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

Liquidity and Valuation Risk

Liquidity risk is the risk that a Fund could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in a Fund. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, government intervention, political, social, health, economic or market developments, unusually high volume of redemptions, or other reasons. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk includes the risk that a Fund will experience significant net redemptions at a time when there is a drop in overall market trading volume, when it cannot find willing buyers for its portfolio securities, when there are legal restrictions on the securities’ resale or when it can only sell its portfolio securities at a material loss. The liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil, adverse economic conditions or issuer-specific developments. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund. Dislocations in markets often result in reduced liquidity for investments.

Markets for debt and other fixed-income securities have consistently grown but the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such

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Investment Risks

as periods of economic uncertainty. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when a Fund wishes to dispose of it.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from a Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the board of trustees/directors of the Fund. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's performance. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Fund's performance. A Fund (or its manager or subadvisor) may rely on various sources of information to value investments and calculate NAVs. A Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Loan Participation Interests Risk

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. First, a Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

A Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund's performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price.

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Investment Risks

Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund's investments may fluctuate due to changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, social or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Certain securities may be difficult to value under such conditions, and conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Fund's manager or subadvisor believes represent an attractive opportunity or in which a Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the manager or subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Political and diplomatic events within the United States and abroad, such as the U.S. budget (including related agency or departmental actions and uncertainty related to the debt ceiling), trade tensions and the imposition of economic sanctions, has in the past resulted, and may in the future result, in developments that present additional risks to a Fund's investments and operations. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social or political unrest, natural disasters, extreme weather, other geological events, man-made disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, bank failures, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of a Fund and its investments. Furthermore, technological developments (including those related to artificial intelligence) or failures (such as widespread system outages, disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods, may impact the value of a Fund’s investments. Adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect a Fund’s performance, even if the Fund does not directly invest in issuers that participate in the sectors or industries experiencing these changes. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and could negatively affect a Fund’s performance or operations. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent a Fund from executing its investment strategies and processes in a timely manner.

Master Limited Partnerships ("MLPs") Risk

Certain Funds may invest no more than 25% of their total assets in MLPs that are qualified publicly traded partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). MLPs are limited partnerships in which ownership interests

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Investment Risks

are publicly traded and are operated under the supervision of one or more general partners. Investments in MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

The anticipated benefits to be derived from MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to entity-level U.S. federal income tax (as well as state and local taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund was treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income earned by the Fund. To the extent a distribution received by a Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors of the economy could have an adverse impact on a Fund invested in MLPs. At times, the performance of securities of companies in these sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Mortgage Dollar Roll Transactions Risk

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Fund forgoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Fund.

Mortgage-Related and Other Asset-Backed Securities Risk

Each Fund may buy mortgage-related and other asset-backed securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, mortgage dollar rolls, GNMA certificates, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security. A decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying mortgage-backed securities, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of mortgage-backed securities and negatively affect the Fund’s investments in such mortgage-backed securities. The value of mortgage-backed securities backed by sub-prime mortgages has declined in the past, and may in the future decline, significantly during market downturns. Commercial mortgage-backed securities may be adversely affected by economic developments, such as shifts in the population, demographic changes, and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert property for other uses.

Certain asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity; however, the market price for such securities is not guaranteed and will fluctuate. The purchase of asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying assets. Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates and developments in the commercial or residential real estate markets, the market's perception of the issuers, reputation of the issuers and the creditworthiness or financial viability or solvency of the parties involved as well as the value of the collateral. A portfolio manager's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure

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Investment Risks

that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. Such risks may be heightened during periods of rising interest rates. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments. In the case of prepayments, a Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Fund invests. In addition, certain regulatory changes may increase the costs to a Fund of investing in asset-backed securities and a Fund's investments in these securities may be adversely affected.

Operational and Cyber Security Risk

Operational risk arises from a number of factors, including but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures and may arise from external or internal sources. Additionally, a Fund and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches, cyber incidents or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruptions may adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting its ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Funds, their service providers and market intermediaries. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nationstates or from entities with nationstate backing. Additionally, technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks, which can be difficult to assess. For example, the Fund’s service providers and market participants on which the Funds rely may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Funds and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, a Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency, index or futures contract underlying the option at a specified exercise price at a certain time or times during the term of the option, depending on the terms of the option. Entering into options contracts involves leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. If the manager or subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. To the extent that a Fund writes or sells put options, the Fund could experience substantial losses in instances where the option's underlying index or instrument decreases below the exercise price of the written option. To the extent that a Fund writes or sells call options, the Fund could experience substantial losses in instances where the option's underlying index or instrument increases above the exercise price of the written option. Writing (selling) hedged options limits the opportunity to profit from changes in the market value of underlying indexes or instruments in exchange for up-front cash (the premium) at the time of selling the option.

Portfolio Management Risk

The investment strategies, practices and risk analysis used may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during periods in which it takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. A subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in losses. A subadvisor's judgment about whether securities will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

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Investment Risks

A quantitative model or algorithm (“quantitative tool”) used by a subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. A quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. There may also be technical issues with the construction and implementation of the quantitative tool (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund’s performance will reflect, in part, the subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

To the extent that a Fund's manager or subadvisor determines not to pursue an investment opportunity for nonfinancial reasons, such as its environmental, social, and governance (“ESG”) criteria, the Fund may forgo some market opportunities available to other funds. The application of ESG criteria may result in a Fund investing in securities or industry sectors that underperform the market as a whole, underperform other funds that do not take into account ESG criteria or underperform its benchmark. In addition, securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions.

Portfolio Turnover Risk
Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end). These effects of high portfolio turnover may adversely affect the performance of a Fund.

Real Estate Investment Trusts ("REITs") Risk

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, declines in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income, possible environmental liabilities and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and thereby may be subject to the risks of default. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law or maintain its exemption from registration under the 1940 Act may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. A Fund may incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is managed. Neither the manager nor a subadvisor to a Fund can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the manager, a subadvisor or a Fund.

Repurchase Agreements Risk

Certain Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund's use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses

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Investment Risks

to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Risk Management Techniques Risk

Various techniques can be used to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the manager or subadvisor of a Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling Risk

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian that is pledged for the benefit of the broker to cover a Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Fund may not be able to substitute or sell the pledged collateral. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in a Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Restrictions on and/or reporting requirements applicable to short selling and short positions may negatively impact and materially impair a Fund's ability to execute certain transactions. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund.

Swap Agreements Risk

Certain Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return and Municipal Market Data Rate Locks ("MMD Rate Locks") for various portfolio management purposes. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized

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Investment Risks

on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the manager or subadvisor correctly predicts movements in the value of particular securities, interest rates, indices, currency exchange rates and market conditions. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty, pricing and legal/documentation risks. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund's use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected by its use of total return swaps, if any. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by the Fund. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments Risk

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

To-Be-Announced ("TBA") Securities Risk

In a TBA securities transaction, a seller agrees to deliver a security to a Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery. Certain mandatory margin requirements for the TBA market may require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to a Fund and impose added operational complexity.

U.S. Government Securities Risk

There are different types of U.S. government securities with varying degrees of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Additionally, U.S. government securities are subject to market and interest rate changes. There is no guarantee that the U.S. government will provide support to the agencies and government-sponsored entities if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than other types of U.S. government securities. In addition, the long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers.

Value Stocks Risk

Certain Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The

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Investment Risks

principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments Risk

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities Risk

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield Risk

The amount of income received by a Fund will vary, and there can be no guarantee that the Fund will achieve or maintain any particular level of yield. The yields received by a Fund on its investments will vary depending on various factors, including changes in short-term interest rates. A Fund's yield will generally decline as interest rates decline. If interest rates increase, a Fund's yield may not increase proportionately. During periods of very low short-term interest rates, a Fund's expenses could exceed all or a portion of the Fund’s income, and the Fund may not be able to maintain a positive yield.

Zero Coupon and Payment-in-Kind Bonds Risk

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash. In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Additionally, an interest payment deferred on payment-in-kind securities is subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan and the risk that interest rates on payment-in-kind securities are higher than those on other loans to reflect the time value of money on deferred interest payments. Deferred interest payments are further subject to higher credit risk of borrowers who may need to defer interest payments. Market prices of payment-in-kind securities may be particularly volatile because they are affected to a greater extent by interest rate changes than are other instruments that pay interest periodically, and payment-in-kind securities may have unreliable valuations because accruals require judgment about ultimate collectability of the deferred payments and the value of the associated collateral.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the New York Life Investments Group of Funds and certain other information designed to help you understand the costs and certain other considerations associated with buying, holding and selling your New York Life Investments Fund investments. Not all of the New York Life Investments Group of Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all New York Life Investments Group of Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-624-6782 or by visiting dfinview.com/NYLIM. The information contained in or otherwise accessible through the New York Life Investments Group of Funds website does not form part of this Prospectus. For additional details, please contact your financial adviser or the New York Life Investments Group of Funds free of charge by calling toll-free 800-624-6782.

Please note that shares of the New York Life Investments Group of Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The New York Life Investments Group of Funds reserves the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident; and (iii) redeem shares and close the account of an investor in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by that investor or any other individual associated with that account.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain New York Life Investments Group of Funds.

The following terms are used in this Shareholder Guide:

• "New York Life Investments Asset Allocation Funds" collectively refers to the NYLI Conservative Allocation Fund, NYLI Equity Allocation Fund, NYLI Growth Allocation Fund and NYLI Moderate Allocation Fund.

• "New York Life Investments Epoch Funds" collectively refers to the NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI Epoch Global Equity Yield Fund.

• “New York Life Investments ETF Asset Allocation Funds” collectively refers to the NYLI Conservative ETF Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Growth ETF Allocation Fund and NYLI Moderate ETF Allocation Fund.

• “New York Life Investments Group of Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "New York Life Investments International/Global Equity Funds" collectively refers to the NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI WMC International Research Equity Fund.

• "New York Life Investments Mixed Asset Funds" collectively refers to the NYLI Balanced Fund, NYLI Income Builder Fund and NYLI MacKay Convertible Fund.

• “New York Life Investments Tax-Exempt Funds” collectively refers to the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

• "New York Life Investments Taxable Bond Funds" collectively refers to the NYLI Candriam Emerging Markets Debt Fund, NYLI Floating Rate Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI Money Market Fund and NYLI Short Term Bond Fund.

• "New York Life Investments U.S. Equity Funds" collectively refers to the NYLI CBRE Real Estate Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI S&P 500 Index Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund.

• The Board of Trustees of New York Life Investments Funds Trust and the Board of Trustees of New York Life Investments Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investment Management."

• New York Life Insurance Company is referred to as "New York Life."

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Shareholder Guide

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the New York Life Investments Group of Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The New York Life Investments Group of Funds offers Investor Class, Class A, A2, C, C2, I, P, R1, R2, R3, R6, Z and SIMPLE Class shares, as applicable. Each share class may not currently be offered by each New York Life Investments Fund or through your financial intermediary and may be offered through a separate prospectus. Each share class of a New York Life Investments Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide or as set forth in the New York Life Investments Group of Funds’ multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its investor base. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a New York Life Investments Fund you choose to purchase, how you wish to purchase shares of a New York Life Investments Fund and the New York Life Investments Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the fees (e.g., sales charge) and total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The New York Life Investments Group of Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to holding and transacting in Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries are eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur higher or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the New York Life Investments Group of Funds. You may be required to pay a commission or other transaction charge to your financial intermediary when buying or selling shares of a share class that has no initial sales charge, contingent deferred sales charge, or asset-based fee for sales or distribution, such as Class I or Class R6 shares. These commissions or transaction charges are not reflected in the fee and expense table or expense examples for the share classes. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this Prospectus. Please contact your financial intermediary for more information on commissions or other transaction charges applicable to the purchase or redemption of shares of the Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a New York Life Investments Fund, and thus, all investors in the New York Life Investments Fund (or share class, if applicable) indirectly share such costs. The expenses for each New York Life Investments Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee and expense tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs are typically allocated differently among the share classes or among groups of share classes.

In addition to the direct expenses that a New York Life Investments Fund bears, New York Life Investments Fund shareholders indirectly bear the expenses of the other funds in which the New York Life Investments Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a New York Life Investments Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the New York Life Investments Fund's assets among the Underlying Funds (if any) during the

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New York Life Investments Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the New York Life Investments Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a New York Life Investments Fund for its prior fiscal year and do not include the New York Life Investments Fund's share of the fees and expenses of any Underlying Fund in which the New York Life Investments Fund invested during its prior fiscal year.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling New York Life Investments Fund shares, compensating brokers and others who sell New York Life Investments Fund shares, advertising, printing and mailing of prospectuses and responding to shareholder inquiries.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a 12b-1 plan for such class (if any), such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The New York Life Investments Group of Funds typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption for certain share classes. These charges and fees for each New York Life Investments Fund are presented earlier in the tables entitled "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class, Class A, Class A2 and Class Z shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in New York Life Investments Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC," refers to a charge that is deducted from the proceeds when you redeem New York Life Investments Fund shares (that is, sell shares back to the New York Life Investments Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class C or Class C2 shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Certain intermediaries impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

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Summary of Important Differences Among Share Classes

	Class A1	Class A2	Investor Class[1]	Class C1	Class C2	Class I	Class R1	Class R2	Class R3	Class R6	Class P	Class Z	SIMPLE Class
Initial sales charge	Yes	Yes	Yes	None	None	None	None	None	None	None	None	Yes	None
Contingent deferred sales charge	None[2]	None[2]	None[2]	1% on sale of shares held for one year or less[3,4]	1% on sale of shares held for one year or less	None	None	None	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%	0.75%[5] distribution and 0.25% service (1.00% total)[6]	0.40% distribution and 0.25% service (0.65% total)	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None	None	0.15%[7]	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	None	0.10%	0.10%	0.10%	None	None	None	None
Conversion feature	Yes[8]	No	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	No	No	Yes[8]
Purchase maximum[7]	None	None	None	$1,000,000[9]	$250,000	None	None	None	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the NYLI Money Market Fund are sold with no initial sales charge or CDSC and have no 12b-1 fees.

2. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Short Term Bond Fund). However, for purchases of Class A and Investor Class shares of each Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

3. 0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

4. 18 months or less with respect to shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024.

5. 0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

6. 0.075% for NYLI MacKay Colorado Muni Fund and 0.20% for NYLI MacKay Utah Muni Fund.

7. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

8. Does not apply to purchases by certain retirement plans.

9. $250,000 for New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund.

The discussions in this Shareholder Guide are not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain New York Life Investments Group of Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class, Class A, Class A2 or Class Z shares are more economical than Class C or Class C2 shares if you intend to invest larger amounts and hold your shares long-term (more than six years, for most New York Life Investments Group of Funds). Class C or Class C2 shares may be more economical than Investor Class, Class A, Class A2 or Class Z shares if you intend to hold your shares for a shorter term. Class I, Class R6 and Class P shares are the most economical, regardless of amount invested or intended holding period. Class I shares are generally available only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans invested in a New York Life Investments Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the New York Life Investments Fund). Class R1, Class R2 and Class R3 shares are available only to certain employer-sponsored retirement plans. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management, Inc. and are investing directly with the Fund. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the New

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York Life Investments Group of Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the SAI for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one New York Life Investments Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via the systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that New York Life Investments Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple New York Life Investments Group of Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate the share class conversion feature at any time. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A, Class A2 and Class Z Share Considerations

• Generally, Class A and Class A2 shares have a minimum initial investment amount of $15,000 per New York Life Investments Fund, however Class A shares of the New York Life Investments ETF Asset Allocation Funds have a minimum initial investment amount of $2,500. Class Z shares have a minimum initial investment of $1,000.

• When you invest in Class A, Class A2 or Class Z shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A, Class A2 or Class Z shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Class A, Class A2 or Class Z shares. As a result, you are usually better off purchasing Class A, Class A2 or Class Z shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

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• Class Z shares are generally only available to existing holders of Class Z shares of the NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund.

Class C and Class C2 Share Considerations

• You pay no initial sales charge on an investment in Class C or Class C2 shares. However, for certain Funds, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment than for each other share class.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). Exchanging Class C or Class C2 shares may impact your holding period. Please see “Exchanging Shares Among New York Life Investments Group of Funds” for more information.

• When you sell Class C or Class C2 shares of a New York Life Investments Fund, to minimize your sales charges, the New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class C and, with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund, Class C2 shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets for Class C shares (or from 0.50% to 0.25% for Class C shares and from 0.65% to 0.25% for Class C2 shares with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). Conversion features do not apply to Class C shares of the NYLI Money Market Fund that were exchanged from another New York Life Investments Fund before their CDSC periods expired. Exchanging Class C or Class C2 shares into the NYLI Money Market Fund and/or holding Class C or Class C2 shares through a financial intermediary in an omnibus account may impact your eligibility to convert at the end of the calendar quarter, eight years after the date they were purchased. Please see “Conversions Between Share Classes” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Group of Funds will generally not accept a purchase order for Class C or Class C2 shares in the amount of $1,000,000 or more ($250,000 or more with respect to the New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund).

• Please note that Class C2 shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform; or (iii) brokerage accounts held at a broker that charges such clients transaction fees.

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— Individual Investor who is initially investing at least $1 million in any single New York Life Investments Fund: (i) directly with the New York Life Investments Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates.

— Existing Class I Shareholder; or

— Existing or retired New York Life Investments Group of Funds Trustee or Officer, current Portfolio Manager of a New York Life Investments Fund or an employee of a Subadvisor.

• The New York Life Investments Asset Allocation Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class P Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class P shares.

• You do not pay any ongoing distribution and/or service fees (12b-1) fees.

• Generally, Class P shares are only available to investors that have a relationship with PineStone Asset Management Inc. and are investing directly with the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund or NYLI PineStone U.S. Equity Fund.

Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2, and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• You pay ongoing distribution and/or service fees (12b-1) fees but do not pay ongoing shareholder service fees for SIMPLE Class shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

• SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Asset Allocation Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a New York Life Investments Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The New York Life Investments Group of Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

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• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

All New York Life Investments Group of Funds except New York Life Investments ETF Asset Allocation Funds and NYLI Money Market Fund:

• $15,000 minimum initial investment with no minimum for subsequent purchases of any of these New York Life Investments Group of Funds.

New York Life Investments ETF Asset Allocation Funds:

• $2,500 minimum for initial and no minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI Money Market Fund:

• There are no minimums for initial and subsequent purchases if all of your other accounts contain Class A shares only.

• Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the NYLI Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the New York Life Investments Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares, however New York Life Investments Group of Funds reserves the right to impose other minimum initial investment amounts on these accounts. See the SAI for additional information.

Class A2 Shares

NYLI MacKay Short Term Muni Fund:

• $15,000 minimum for initial and no minimum for subsequent purchases.

Class C Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Utah Muni Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Investors who obtained their Class C shares through certain reorganizations are not subject to the minimum investment requirements for Class C shares. See the SAI for additional information.

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Class C2 Shares

NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Tax Free Bond Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI MacKay California Muni Fund and NYLI MacKay New York Muni Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$1 million minimum for initial purchases of any single New York Life Investments Fund and no minimum for subsequent purchases of any other New York Life Investments Fund; and

• Institutional Investors, the New York Life Investments Group of Funds' existing and retired Trustees and Officers, current Portfolio Managers of the New York Life Investments Group of Funds and employees of Subadvisors—no minimums for initial and subsequent purchases of any New York Life Investments Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Investors who obtained their Class I shares through certain reorganizations are not subject to the minimum investment requirements for Class I shares. See the SAI for additional information.

Class P Shares

NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund:

• If you are eligible to invest in Class P shares, $5,000,000 minimum for initial and no minimum for subsequent purchases.

Please note that Class P shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3, Class R6 Shares and SIMPLE Class

If you are eligible to invest in Class R1, Class R2, Class R3, Class R6 shares or SIMPLE Class of the New York Life Investments Group of Funds, there are no minimums for initial and subsequent purchases.

Class Z Shares

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund:

• $1,000 minimum for initial and no minimum for subsequent purchases.

• Please note that Class Z shares are only available for purchase by existing holders of Class Z shares.

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INFORMATION ON SALES CHARGES

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charges at nylim.com/salescharges.

Investor Class, Class A, Class A2 and Class Z Shares

The initial sales charge you pay when you buy Investor Class, Class A, Class A2 or Class Z shares differs depending upon the New York Life Investments Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of NYLI Money Market Fund are not subject to a sales charge.

NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Cushing MLP Premier Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI MacKay Convertible Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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NYLI S&P 500 Index Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.50%	1.52%	1.25%
$50,000 to $99,999	1.25%	1.27%	1.00%
$100,000 to $249,999	1.00%	1.01%	0.75%
$250,000 to $499,999	0.75%	0.76%	0.50%
$500,000 to $999,999	0.50%	0.50%	0.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.00%	1.01%	0.75%
$50,000 to $99,999	0.75%	0.76%	0.50%
$100,000 to $249,999	0.50%	0.50%	0.35%
$250,000 to $499,999	0.25%	0.25%	0.25%
$500,000 to $999,999	0.15%	0.15%	0.15%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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NYLI Candriam Emerging Markets Debt Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Strategic Bond Fund and NYLI MacKay Total Return Bond Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Balanced Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Floating Rate Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund, NYLI Moderate Allocation Fund and NYLI Moderate ETF Allocation Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% (0.50% for each New York Life Investments ETF Asset Allocation Fund) may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	2.50%	2.56%	2.25%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Short Term Bond Fund and NYLI MacKay Short Term Muni Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Class A2 Shares (NYLI MacKay Short Term Muni Fund only)

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund

Class Z Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	3.00%	3.09%	2.75%
$50,000 to $99,999	2.50%	2.56%	2.25%

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Shareholder Guide

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees than other share classes (except Class C2 shares) and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of NYLI Money Market Fund are not subject to a sales charge.

Class C2 Shares

Class C2 shares are sold without an initial sales charge. However, if Class C2 shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, for certain Funds, Class C2 shares have higher ongoing distribution and/or service (12b-1) fees than other share classes and, over time, these fees may cost you more than paying an initial sales charge. The Class C2 share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C2 shares.

Computing Contingent Deferred Sales Charge on Class C and Class C2 Shares

Subject to certain exceptions, a CDSC will be imposed on redemptions of Class C or Class C2 shares of a New York Life Investments Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C or Class C2 share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C or Class C2 shares during the preceding year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class C or Class C2 shares redeemed does not exceed:

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased more than one year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) prior to the redemption for Class C or Class C2 shares; plus

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class C or Class C2 shares of the New York Life Investments Fund above the total amount of payments for the purchase of Class C or Class C2 shares of the New York Life Investments Fund (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) for Class C or Class C2 shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charge reductions and waivers on our website at nylim.com/salescharges.

Reducing the Initial Sales Charge on Investor Class, Class A, Class A2 and Class Z Shares

You may be eligible to buy Investor Class, Class A, Class A2 and Class Z shares of the New York Life Investments Group of Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each New York Life Investments Fund reserves the right to modify or eliminate these programs at any

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time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of most New York Life Investments Group of Funds. You may not include investments of previously non-commissioned shares in the NYLI Money Market Fund, investments in Class I shares, or your interests in any New York Life Investments Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a New York Life Investments Fund, your spouse owns $50,000 worth of Class A shares of another New York Life Investments Fund, and you wish to invest $15,000 in a New York Life Investments Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of one or more New York Life Investments Group of Funds (excluding investments of non-commissioned shares in the NYLI Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class, Class A, Class A2 or Class Z shares of the New York Life Investments Group of Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information, please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the New York Life Investments Group of Funds. If you are buying New York Life Investments Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible New York Life Investments Group of Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible New York Life Investments Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible New York Life Investments Fund holdings based on the current NAV per share to determine what Investor Class, Class A or Class A2 sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your New York Life Investments Fund holdings or planned New York Life Investments Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A or Class A2 shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of SS&C GIDS, Inc. that is assigned to the Fund. Individuals and other types of accounts may purchase Class A2 shares at NAV, without payment of any sales charge, if exchanged for Class A shares of the same fund through a financial intermediary's share class conversion program. Class A shares, Class A2 shares or

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Shareholder Guide

Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the New York Life Investments Group of Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of New York Life Investments Group of Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain New York Life Investments Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The New York Life Investments Group of Funds has authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the New York Life Investments Group of Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read your financial intermediary firm’s program materials for any special provisions or additional service features that may apply to investing in the New York Life Investments Group of Funds through the firm.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase New York Life Investments Fund shares. The New York Life Investments Group of Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the New York Life Investments Group of Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class, Class A and Class A2 Share Redemptions

For purchases of Class A and Investor Class shares of each New York Life Investments Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for the New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on redemptions of Class A, Class A2 and Investor Class shares purchased at NAV through financial intermediaries or by persons that are affiliated with New York Life or its affiliates. Any applicable CDSC on Class A, Class A2 and Investor Class shares may be waived for redemptions made through a financial intermediary firm that has waived its finder’s fee or other similar compensation.

In addition, the CDSC on subject Class A, Class A2, Investor Class, Class C or Class C2 shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on New York Life Investment Management holdings only) for IRA and 403(b)(7) TSA participants in the year following the year in which such participant attains age 73. However, different rules relating to mandatory distributions apply to individuals who attained age 70 1/2 before 2020; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a New York Life Investment Management IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a New York Life Investments Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the NYLI MacKay Short Duration High Income Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on

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Shareholder Guide

insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Class A2, Investor Class, Class C or Class C2 shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold New York Life Investments Fund shares. The New York Life Investments Group of Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available for direct accounts and through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-624-6782; see our website at nylim.com/salescharges; and read the information under "Reduced Sales Charges on Class A, Class A2 and Investor Class Shares—Contingent Deferred Sales Charge, Class A, Class A2 and Investor Class Shares" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each New York Life Investments Fund (except the NYLI Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A, Class A2 and Class R2 12b-1 plans provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of the respective class. The Class C 12b-1 plan provides for payment of 0.75% for distribution (0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund) and 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class C shares (0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). The Class C2 12b-1 plan provides for payment of 0.40% for distribution and 0.25% for service activities for a total 12b-1 fee of up to 0.65% of the average daily net assets of Class C2 shares. The Class Z 12b-1 plan provides for payment for distribution and/or service activities of up to 0.20% of the average daily net assets of Class Z shares. The Class R3 and SIMPLE Class 12b-1 plans each provide for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 and SIMPLE Class shares, respectively. The distribution activities paid for by this distribution fee are those activities that are primarily intended to result in the sale of New York Life Investments Fund shares. The service activities paid for by this service fee are personal shareholder services and maintenance of shareholder accounts. With respect to Class R2 and Class R3 shares, the portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid under the Class R2 and Class R3 Shareholder Services Plans, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges.

Shareholder Services Plans

Each New York Life Investments Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares pay New York Life Investment Management, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such New York Life Investments Fund.

Pursuant to the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services and fees are in addition to those services and fees that may be provided under the Class R2 or Class R3 12b-1 plan.

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Small Account Fee

Several of the New York Life Investments Group of Funds have a relatively large number of shareholders with small account balances. Small accounts increase the transfer agency expenses borne by the Funds. In an effort to reduce total transfer agency expenses, the New York Life Investments Group of Funds (except the New York Life Investments ETF Asset Allocation Funds) has implemented a small account fee. Each shareholder with an account balance of less than $1,000 ($5,000 for Class A share accounts) will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• accounts held by employees of New York Life and its subsidiaries and their employees, officers, directors or agents or former employees (and immediate family members);

• Class I share, Class R1 share, Class R2 share, Class R3 share, Class R6 share, Class P share and SIMPLE Class share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the New York Life Investments Group of Funds deducts funds directly from the client's checking or savings account;

• New York Life Investment Management SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investment Management SIMPLE IRA Plan Accounts);

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class C or Class C2 shares; and

• Investors who obtained their Class A shares through certain reorganizations.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The New York Life Investments Group of Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the New York Life Investments Group of Funds by calling toll-free 800-624-6782 for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the New York Life Investments Group of Funds and shareholders. Such compensation may vary depending upon the financial intermediary firm, the New York Life Investments Fund sold, the amount invested, the share class sold, the amount of time that shares are held and/or the services provided by the particular financial intermediary firm.

The Distributor will pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class, Class A, Class A2 or Class Z shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor and/or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class, Class A, Class A2 or Class Z shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C or Class C2 shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor will also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain services.

In addition to the payments described above, the Distributor and/or an affiliate will pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of New York Life Investments Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a New York Life Investments Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

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The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the New York Life Investments Group of Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate their financial advisers about the New York Life Investments Group of Funds and to encourage the advisers to recommend the purchase of New York Life Investments Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with the marketing efforts of these firms and financial advisers, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and FINRA rules. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the New York Life Investments Group of Funds, which may vary based on the New York Life Investments Group of Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling New York Life Investments Fund shares or are listed on New York Life Investments Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the New York Life Investments Group of Funds or retain more shares of the New York Life Investments Group of Funds for their clients’ accounts, New York Life Investment Management and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the New York Life Investments Group of Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the New York Life Investments Group of Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the New York Life Investments Group of Funds pays to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to financial intermediary firms from New York Life Investments Fund assets or the Distributor’s or an affiliate’s resources. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not provide for the payment of sales charges, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the New York Life Investments Fund’s shares.

Although financial firms that sell New York Life Investments Fund shares may execute brokerage transactions for a New York Life Investments Fund’s portfolio, the New York Life Investments Group of Funds, New York Life Investment Management and the Subadvisors do not consider the sale of New York Life Investments Fund shares as a factor when choosing financial firms to effect portfolio transactions for the New York Life Investments Group of Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives and be subject to conflicts of interest for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of New York Life Investments Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” sections of the New York Life Investments Group of Funds’ Prospectuses because the payments are not made by the New York Life Investments Group of Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING NEW YORK LIFE INVESTMENTS FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment to your financial adviser or directly to New York Life Investments Group of

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Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same New York Life Investments Fund provided Investor Class shares are available through your intermediary if you are not purchasing shares directly from the New York Life Investments Group of Funds. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same New York Life Investments Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class A2 Shares

Class A2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares of the New York Life Investments Group of Funds.

If you are investing through a financial intermediary firm, the financial intermediary firm will assist you with opening an account.

Class C2 Shares

Class C2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class P Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment directly to New York Life Investments Group of Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application.

All Classes

You buy shares at NAV (plus, for Investor Class, Class A, Class A2 and Class Z shares, any applicable front-end sales charge). NAV is generally calculated by each New York Life Investments Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The New York Life Investments Group of Funds does not usually calculate its NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the New York Life Investments Group of Funds has arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a New York Life Investments Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the New York Life Investments Group of Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, each New York Life Investments Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investment Management believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, each New York Life Investments Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's

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name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the New York Life Investments Group of Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Certain information regarding beneficial ownership will be verified, including information about the identity of beneficial owners of such entities.

Federal law prohibits the New York Life Investments Group of Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the New York Life Investments Group of Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identities of beneficial owners are verified. The New York Life Investments Group of Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, and the New York Life Investments Group of Funds, New York Life Investment Management and its affiliates and the Board will not be responsible for any loss in your account or tax liability resulting therefrom.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares, you generally may also elect on a voluntary basis to convert, for example:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C or Class C2 shares that are no longer subject to a CDSC into Class A, Class I or Class Z shares of the same New York Life Investments Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A, Class I or Class Z shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A, Class C or Class C2 shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares. An investor may directly or through his or her financial intermediary contact the New York Life Investments Group of Funds to request a voluntary conversion between share classes of the same New York Life Investments Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Conversion of any shares of any other class of shares into Class Z shares is not permitted unless the shareholder already owns Class Z shares. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the New York Life Investments Group of Funds expects that a conversion (or intra-New York Life Investments Fund exchange) between share classes of the same New York Life Investments Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a New York Life Investments Fund. The New York Life Investments Group of Funds may change, suspend or terminate this conversion feature at any time.

Class C or Class C2 shares held through a financial intermediary in an omnibus account will be converted into Class A shares or Investor Class shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, for example, when shares are invested through retirement plans or omnibus accounts, a financial intermediary may not have transparency into how long a shareholder has held Class C or Class C2 shares for purposes of determining whether such Class C or Class C2 shares are eligible for automatic conversion into Class A shares or Investor Class shares. Thus, the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. In these circumstances, a Fund may not be able to automatically convert Class C or Class C2 shares into Class A shares or Investor Class shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or its financial intermediary to notify

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the Fund that the shareholder is eligible for the conversion of Class C or Class C2 shares to Class A shares or Investor Class shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C or Class C2 shares. For clients of financial intermediaries, it is the financial intermediary’s responsibility (and not the Funds’) to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Following a share class conversion (or other similar shareholder transaction event, such as an intra-New York Life Investments Fund exchange), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

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Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-624-6782 to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• New York Life Investments Group of Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed New York Life Investments Group of Funds Application with a check for the amount of your investment to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• New York Life Investments Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed correctly or in its entirety, we will be unable to process your initial deposit.

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Buying additional shares of the New York Life Investments Group of Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • New York Life Investments Group of Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

By internet:	Visit us at nylim.com/accounts

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The New York Life Investments Group of Funds does not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• New York Life Investments Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A or Class A2 shares ($25 fee for Investor Class, Class C, Class C2 or SIMPLE Class shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylim.com/accounts

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of New York Life Investments Fund shares. The New York Life Investments Group of Funds reserves the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The New York Life Investments Group of Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a New York Life Investments Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a New York Life Investments Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the New York Life Investments Group of Funds at least 3 days prior to the scheduled purchase.

• A New York Life Investments Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The New York Life Investments Group of Funds does not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day for all forms of payment after receiving your request in good order. However, it may take up to seven days to do so.

• If you redeem shares that were purchased by check or ACH shortly before such redemption, New York Life Investments Group of Funds will process your redemption but may delay sending the proceeds up to 10 days to reasonably ensure that the check or ACH payment has cleared.

• When you sell Class C or Class C2 shares, or Investor Class, Class A or Class A2 shares, when applicable, New York Life Investments Group of Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• The right to redeem shares of a Fund may be suspended and the payment of redemption proceeds may be postponed for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the shareholders of New York Life Investments Group of Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the NYLI Money Market Fund, the Board may impose a fee upon the sale of shares. The Board also may suspend redemptions and irrevocably approve the liquidation of the NYLI Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the New York Life Investments Group of Funds takes reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We may require a written order to sell shares and a Medallion Signature Guarantee if:

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— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— temporarily hold redemption proceeds of natural persons (i) age 65 or older or (ii) age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests from actual or attempted financial exploitation; however, the Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so;

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I or Class P shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each New York Life Investments Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each New York Life Investments Fund may distribute redemption proceeds in-kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

NYLI Money Market Fund

The NYLI Money Market Fund (the “Fund”) intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

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The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the New York Life Investments Group of Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the New York Life Investments Group of Funds or your financial adviser immediately. If you or your financial adviser fails to notify the New York Life Investments Group of Funds within one year of the transaction, you may be required to bear the costs of any correction.

The policies and fees described in this Prospectus govern transactions with the New York Life Investments Group of Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial intermediary firm or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a New York Life Investments Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the New York Life Investments Group of Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain New York Life Investments Group of Funds may be more likely to close and reopen than others. If a New York Life Investments Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the New York Life Investments Fund, your account will be closed and you will not be able to make any additional investments in that New York Life Investments Fund. If a New York Life Investments Fund is closed to new investors, you may not exchange shares of other New York Life Investments Group of Funds for shares of that New York Life Investments Fund unless you are already a shareholder of such New York Life Investments Fund.

It is important that the New York Life Investments Group of Funds maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the New York Life Investments Group of Funds. It is the responsibility of an investor to ensure that the New York Life Investments Group of Funds is aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts and uncashed checks as possible abandoned or unclaimed property. Under certain circumstances, the New York Life Investments Group of Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. The New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a New York Life Investments Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the New York Life Investments Group of Funds for an “inactivity period” as specified in applicable state laws. If a New York Life Investments Fund is unable to establish contact with an investor, the New York Life Investments Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least annually to review your account information. Below are ways in which you can assist us in safeguarding your New York Life Investments Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylim.com/accounts to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-624-6782 and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-624-6782 Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting New York Life Investments Group of Funds in writing or through the New York Life Investments Group of Funds’ website.

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• Take action on letters received in the mail from New York Life Investment Management concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding New York Life Investments Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the New York Life Investments Group of Funds. For more information, please call 800-624-6782.

The Prospectus and SAI, related regulatory filings, and any other New York Life Investments Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The New York Life Investments Group of Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investment Management, a Subadvisor or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each New York Life Investments Fund and the Transfer Agent from fraud, Medallion Signature Guarantees may be required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees may be also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the New York Life Investments Group of Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use New York Life Investments Group of Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESAs") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all New York Life Investments Group of Funds are available for all types of retirement plans or through all distribution channels. Please contact the New York Life Investments Group of Funds at 800-624-6782 and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a New York Life Investments Fund by transferring securities to a New York Life Investments Fund in exchange for New York Life Investments Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the New York Life Investments Group of Funds' approval and determination that the securities are acceptable investments for the New York Life Investments Fund and are purchased consistent with that New York Life Investments Fund's procedures relating to in-kind purchases. The New York Life Investments Group of Funds reserves the right to amend or terminate this practice at any time. You must call the New York Life Investments Group of Funds at 800-624-6782 before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The New York Life Investments Group of Funds reserves the right to pay redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable New York Life Investments Fund’s portfolio, consistent with the New York Life Investments Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. Each Fund may distribute redemption proceeds in-kind under normal and stressed market conditions as well as during emergency or temporary circumstances. In addition, a Fund may distribute redemption proceeds in-kind to any type of shareholder or account, including retail and omnibus accounts. The New York Life Investments Group of Funds may also redeem shares in-kind upon the request of a shareholder. The securities distributed in such a redemption would be effected through a distribution of the New York Life Investments Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid, which means that they may be difficult or impossible to sell at an advantageous time or price. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he

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or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another New York Life Investments Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable for following phone instructions that NYLIM Service Company or its affiliates reasonably believe are genuine. When using the New York Life Investment Management Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at New York Life Investments Group of Funds:
• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the New York Life Investment Management Audio Response System and website at any time or if the systems become inoperable due to technical problems.

NYLI Money Market Fund Check Writing

You can sell shares of the NYLI Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees for the NYLI Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the NYLI Money Market Fund (the “Fund”) of up to 2%.

The Board (or its delegate), based on its determination that the liquidity fee is in the best interests of the Fund, may, as early as the same day, impose a liquidity fee of no more than 2% on redemptions from the Fund.

The Board may, in its discretion, terminate a liquidity fee at any time, if it believes such action to be in the best interests of the Fund and its shareholders. When a fee is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee is in effect. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylim.com/accounts, by contacting your financial adviser for instructions, or by calling us toll-free at 800-624-6782 for a form.

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Systematic Investing—Individual Shareholders Only

New York Life Investment Management offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one New York Life Investments Fund into the same New York Life Investments Fund or the same class of any other New York Life Investments Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C or Class C2 shares at the time of the initial request. You may systematically exchange a share or dollar amount from one New York Life Investments Fund into any other New York Life Investments Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among New York Life Investments Group of Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C and Class C2 shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The New York Life Investments Group of Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among New York Life Investments Group of Funds

Exchanges will be based upon each New York Life Investments Fund's NAV next determined following receipt of a properly executed exchange request.

Generally, you exchange shares when you sell all or a portion of shares in one New York Life Investments Fund and use the proceeds to purchase shares of the same class of another New York Life Investments Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain New York Life Investments Group of Funds have higher investment minimums. An exchange of shares of one New York Life Investments Fund for shares of another New York Life Investments Fund will be treated as a sale of shares of the first New York Life Investments Fund and as a purchase of shares of the second New York Life Investments Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one New York Life Investments Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one New York Life Investments Fund to the same class of another New York Life Investments Fund. When you redeem exchanged shares without a corresponding purchase of another New York Life Investments Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C or Class C2 shares and then separately buy Investor Class, Class A or Class A2 shares, you may have to pay a deferred sales charge on the Class C or Class C2 shares, as well as pay an initial sales charge on the purchase of Investor Class, Class A or Class A2 shares.

In addition, if you exchange Class C or Class C2 shares of a New York Life Investments Fund into Class C shares of the NYLI Money Market Fund or if you exchange Investor Class shares or Class A shares of a New York Life Investments Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the NYLI Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class C or Class C2 shares, as applicable, of another non-money market New York Life Investments Fund. The holding period for purposes of determining conversion of Class C or Class C2 shares into Investor Class or Class A shares also stops until you exchange back into Class C or Class C2 shares of another non-money market New York Life Investments Fund. Shareholders who hold Class C shares of a New York Life Investments Fund may exchange those shares into Class C2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. Likewise, shareholders who hold Class A shares of a New York Life Investments Fund may exchange those shares into Class A2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. The CDSC holding period applicable

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to any Class C or Class A shares will continue in the same manner when exchanged into Class A2 or Class C2 shares, or vice versa, subject to stoppage during any period such shares are exchanged into either Class C or Class A shares of the NYLI Money Market Fund, as described above.

You also may exchange shares of a New York Life Investments Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investment Management or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

NYLI Balanced Fund

NYLI Candriam Emerging Markets Debt Fund

NYLI Candriam Emerging Markets Equity Fund

NYLI CBRE Global Infrastructure Fund

NYLI CBRE Real Estate Fund

NYLI Conservative Allocation Fund

NYLI Conservative ETF Allocation Fund

NYLI Cushing MLP Premier Fund

NYLI Epoch Capital Growth Fund

NYLI Epoch Global Equity Yield Fund

NYLI Epoch International Choice Fund

NYLI Epoch U.S. Equity Yield Fund

NYLI Equity Allocation Fund

NYLI Equity ETF Allocation Fund

NYLI Fiera SMID Growth Fund

NYLI Floating Rate Fund

NYLI Growth Allocation Fund

NYLI Growth ETF Allocation Fund

NYLI Income Builder Fund

NYLI MacKay Arizona Muni Fund*

NYLI MacKay California Muni Fund**

NYLI MacKay Colorado Muni Fund***

NYLI MacKay Convertible Fund

NYLI MacKay High Yield Corporate Bond Fund

NYLI MacKay High Yield Muni Bond Fund

NYLI MacKay New York Muni Fund****

NYLI MacKay Oregon Muni Fund*****

NYLI MacKay Short Duration High Income Fund

NYLI MacKay Short Term Muni Fund

NYLI MacKay Strategic Bond Fund

NYLI MacKay Strategic Muni Allocation Fund

NYLI MacKay Tax Free Bond Fund

NYLI MacKay Total Return Bond Fund

NYLI MacKay U.S. Infrastructure Bond Fund

NYLI MacKay Utah Muni Fund******

NYLI Moderate Allocation Fund

NYLI Moderate ETF Allocation Fund

NYLI Money Market Fund

NYLI Short Term Bond Fund

NYLI S&P 500 Index Fund

NYLI PineStone Global Equity Fund

NYLI PineStone International Equity Fund

NYLI PineStone U.S. Equity Fund

NYLI Winslow Large Cap Growth Fund

NYLI WMC Enduring Capital Fund

NYLI WMC Growth Fund

NYLI WMC International Research Equity Fund

NYLI WMC Small Companies Fund

NYLI WMC Value Fund

* The Fund is registered for sale in AZ, CA, CO, GA, GU, HI, IA (Class A and Z shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), MI (Class A, Z and C shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and I shares only), NJ, NM (Class A, Z and I shares only), NV, NY OH, OR, PA, RI, SC, TX, UT, VA, WA (Class A, Z and I shares only), WI (Class A and Z shares only) and WY.

**  The Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA, and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

*** The Fund is registered for sale in AK, AZ, CA, CO, GA, GU, IA, IL, IN, KS, KY, LA, MD (Class A, Z and I shares only), MI (Class A, Z and I shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and Z shares only), NJ, NM (Class A and Z shares only), NY, OH, OR, PA, RI, TX (Class A, Z and I shares only), UT, VA, WA (Class A and Z shares only), WI (Class A, Z and I shares only) and WY

**** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

***** The Fund is registered for sale in AK, AL, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A and I shares only), NC, NE (Class A, C and I shares only), NH (Class A and I shares only), NJ, NM, NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD (Class A and I shares only), TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

****** The Fund is registered for sale in AK, AL, AR, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A, Z and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A, Z and I shares only), NC, NE (Class A and I shares only), NH (Class A, Z and I shares only), NJ, NM (Class A and I shares only), NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD, TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new investors unless you are already a shareholder of that New York Life Investments Fund or are otherwise eligible for purchase. You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the New York Life Investments Fund you wish to purchase by exchange. You can obtain a prospectus for any New York Life Investments Fund by contacting your broker, financial adviser or other financial intermediary, by visiting dfinview.com/NYLIM or by calling the New York Life Investments Group of Funds at 800-624-6782. Following an exchange, the ongoing fees and expenses of the new New York Life Investments Fund will differ from and may be higher or lower than

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those of the New York Life Investments Fund that you previously held. The Prospectus relating to the new New York Life Investments Fund includes information regarding the fees, expenses and other characteristics of the new New York Life Investments Fund.

The exchange privilege is not intended as a vehicle for short-term trading, nor are the New York Life Investments Group of Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The New York Life Investments Group of Funds reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge when exchanging shares.

Daily Dividend New York Life Investments Fund Exchanges

If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in another New York Life Investments Fund, any dividends that have been declared but not yet distributed will be credited to the new New York Life Investments Fund account. If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in more than one New York Life Investments Fund, undistributed dividends will be credited to the last New York Life Investments Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange New York Life Investments Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The New York Life Investments Group of Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a New York Life Investments Fund’s shareholders and the New York Life Investments Group of Funds’ ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the New York Life Investments Fund shares over the short term. The risks posed by excessive trading include the disruption of efficient implementation of a New York Life Investments Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of portfolio investments, requiring a New York Life Investments Fund to maintain higher levels of cash to meet redemption requests, experiencing increased transaction costs, all of which may adversely affect a New York Life Investments Fund's performance to the detriment of long-term shareholders. These risks are more pronounced in New York Life Investments Group of Funds that invest in thinly-traded or foreign securities. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of New York Life Investments Fund shares in order to protect long-term New York Life Investments Fund shareholders. These policies are discussed more fully below. Although New York Life Investments Group of Funds’ policies and procedures are designed to discourage frequent, excessive or short-term trading, there is no assurance that the New York Life Investments Group of Funds will be able to effectively detect such activity or participants engaged in such activity, or, if it is detected, to prevent its recurrence, particularly with respect to omnibus accounts as the New York Life Investments Group of Funds must rely on the cooperation of and/or information provided by third-parties, such as financial intermediaries or retirement plans. A New York Life Investments Fund may change its policies or procedures at any time without prior notice to shareholders.

The New York Life Investments Group of Funds reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor’s financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the New York Life Investments Group of Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a New York Life Investments Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the New York Life Investments Group of Funds reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of New York Life Investments Fund shares that could adversely affect a New York Life Investments Fund or its operations, including those from any individual or group who, in the New York Life Investments Group of Funds’ judgment, is likely to harm New York Life Investments Group of Funds shareholders.

The New York Life Investments Group of Funds, through New York Life Investment Management, the Transfer Agent and the Distributor, maintain surveillance procedures to detect frequent, excessive or short-term trading in New York Life Investments Group of Funds shares. As part of this surveillance process, the New York Life Investments Group of Funds examines transactions in New York Life

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Investments Group of Funds shares that exceed certain monetary thresholds or numerical limits within a specified period of time, including reviewing “round trips” in the New York Life Investments Group of Funds by investors. Round trips include purchases or exchanges into a New York Life Investments Fund followed or preceded by a redemption or exchange out of the same New York Life Investments Fund that is substantially similar in dollar terms. The New York Life Investments Group of Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a New York Life Investments Fund may place a 30-day “block” on any account if, during any 30-day period, there is a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that New York Life Investments Fund. The New York Life Investments Group of Funds may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of frequent, excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the New York Life Investments Group of Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures may be more or less restrictive than the New York Life Investments Group of Funds’ procedures.

In addition to these measures and other deterrents, the New York Life Investments Group of Funds may from time to time impose a redemption fee on redemptions or exchanges of New York Life Investments Fund shares made within a certain period of time in order to deter frequent, excessive or short-term trading and to offset certain costs associated with such trading.

The New York Life Investments Group of Funds will seek to apply its frequent trading policies and procedures as uniformly as practicable to accounts with the New York Life Investments Group of Funds, with the following exceptions:

• Short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the New York Life Investments Fund’s long-term shareholders;

• Purchases, reinvestments, redemptions and exchanges made on a systematic or automatic basis, such as dollar-cost averaging, dividend diversification and systematic withdrawals;

• Certain purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program;

• Any transactions not initiated by a shareholder or registered representative, such as redemptions of shares to pay fund or account fees;

• Permitted conversions of shares from one share class to another share class within the same New York Life Investments Fund;

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

• Transactions in qualified tuition programs operating under Section 529 of the Internal Revenue Code; and

• Transactions by fund of fund products where New York Life Investment Management or an affiliate is the program manager.

In addition, on a case-by-case basis, requests for one-time exceptions to the New York Life Investments Group of Funds’ frequent trading policies and procedures may be granted by the New York Life Investments Group of Funds’ Chief Compliance Officer based on the facts and circumstances of the request.

The NYLI Money Market Fund and the NYLI U.S. Government Liquidity Fund are intended for short-term investment horizons and do not monitor for nor prohibit short-term trading activity. Although these New York Life Investments Group of Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Apart from trading permitted or exceptions enumerated above in accordance with the New York Life Investments Group of Funds’ policies and procedures, no New York Life Investments Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of New York Life Investments Fund shares.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the New York Life Investments Group of Funds' Share Prices and the Valuation of Securities and Other Assets

Each New York Life Investments Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The New York Life Investments Group of Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a New York Life Investments Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the NYLI Money Market Fund and other New York Life Investments Group of Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of a New York Life Investments Fund’s investments are not available or, in the judgment of New York Life Investment Management, do not accurately reflect the fair value of a security, the fair value of the investment will be determined in good faith in accordance with procedures approved by the Board. Changes in the value of a New York

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Life Investments Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investment Management, in consultation with the Subadvisor(s) (if applicable), determines that a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures approved by the Board. A New York Life Investments Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New York Life Investments Fund does not price its shares. Consequently, the value of portfolio securities of a New York Life Investments Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a New York Life Investments Fund's assets invested in one or more Underlying Funds, the New York Life Investments Fund's NAV is calculated based upon the NAVs of those Underlying Funds, except for exchange-traded Underlying Funds, which are generally valued based on market prices.

The Board has adopted joint valuation procedures of the New York Life Investments Group of Funds and New York Life Investment Management establishing methodologies for the valuation of the New York Life Investments Group of Funds’ portfolio securities and other assets. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management as the valuation designee to perform fair valuation determinations for each New York Life Investments Fund with respect to all Fund investments and/or other assets for which market quotations are not readily available. New York Life Investment Management, in its role as valuation designee, utilizes the assistance of a Valuation Committee to support its obligations in determining fair value of the New York Life Investments Group of Funds’ securities and/or other assets. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets and the specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the New York Life Investments Fund calculates its NAV or based on other considerations. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The New York Life Investments Group of Funds expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The New York Life Investments Group of Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain New York Life Investments Group of Funds, notably the New York Life Investments International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. For Underlying Funds in which the New York Life Investments Group of Funds may invest, additional information about the circumstances when those Underlying Funds may use fair value pricing may be found in each Underlying Fund’s respective prospectus.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information about the valuations of the New York Life Investments Group of Funds’ securities and other assets and on how NAV is calculated.

Portfolio Holdings Information

A description of the New York Life Investments Group of Funds' policies and procedures with respect to the disclosure of each of the New York Life Investments Group of Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the New York Life Investments Group of Funds' portfolio holdings will be made public at nylim.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-624-6782.

The NYLI Money Market Fund will post on the New York Life Investments Group of Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. NYLI Money Market Fund's postings will remain on the New York Life Investments Group of Funds' website for a period of at least six months after posting. Also, in the case of the NYLI Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the New York Life Investments Group of Funds’ website.

The portfolio holdings for NYLI Cushing MLP Premier Fund will be made public 60 days after quarter end.

The portfolio holdings for NYLI MacKay High Yield Corporate Bond Fund, NYLI Short Duration High Income Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund will be made public 30 days after quarter end.

The portfolio holdings for NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund and NYLI Epoch U.S. Equity Yield Fund will be made public 15 days after month end.

The portfolio holdings for NYLI MacKay U.S. Infrastructure Bond Fund and NYLI Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate New York Life Investments Fund’s website and remain accessible until an updated Form N-CSR is filed or a Form N-PORT is filed.

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New York Life Investment Management (or its affiliates) offers a variety of collective investment funds including mutual funds and ETFs, in some cases in the same investment strategy, which may have different portfolio holdings disclosure schedules or frequency.

OPERATION AS A MANAGER OF MANAGERS

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the New York Life Investments Group of Funds. The Manager and the New York Life Investments Group of Funds, including the New York Life Investments Group of Funds that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a New York Life Investments Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investment Management, or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (“Wholly-Owned Subadvisors”). The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors. In addition, pursuant to a no-action position issued by the staff of the SEC, Funds covered by this Prospectus may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise an “affiliated person” (as defined in the 1940 Act) of New York Life Investment Management (“Affiliated Subadvisors”) provided that certain conditions are met (“Interpretive Relief”). This authority is subject to certain conditions, including that each New York Life Investments Fund will notify shareholders and provide them with certain information within 90 days of hiring a new subadvisor.

Certain New York Life Investments Group of Funds, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order and Interpretive Relief as they relate to Wholly-Owned Subadvisors, Affiliated Subadvisors and unaffiliated subadvisors, while other New York Life Investments Group of Funds may rely on the Order only as it relates to unaffiliated subadvisors. Certain other New York Life Investments Group of Funds may not rely on any aspect of the Order without obtaining shareholder approval.

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	x
NYLI Income Builder Fund		x
NYLI MacKay Convertible Fund		x
NYLI MacKay High Yield Corporate Bond Fund		x
NYLI MacKay Strategic Bond Fund		x
NYLI MacKay Tax Free Bond Fund		x
NYLI MacKay U.S. Infrastructure Bond Fund		x
NYLI Money Market Fund		x
NYLI Winslow Large Cap Growth Fund		x
NYLI WMC Enduring Capital Fund		x
NYLI WMC Value Fund		x

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund		x
NYLI Candriam Emerging Markets Equity Fund	x
NYLI CBRE Global Infrastructure Fund	x
NYLI CBRE Real Estate Fund	x
NYLI Conservative Allocation Fund			x
NYLI Conservative ETF Allocation Fund	x
NYLI Cushing MLP Premier Fund		x

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Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NYLI Epoch Capital Growth Fund	x
NYLI Epoch Global Equity Yield Fund		x
NYLI Epoch International Choice Fund		x
NYLI Epoch U.S. Equity Yield Fund		x
NYLI Equity Allocation Fund			x
NYLI Equity ETF Allocation Fund	x
NYLI Fiera SMID Growth Fund	x
NYLI Floating Rate Fund			x
NYLI Growth Allocation Fund			x
NYLI Growth ETF Allocation Fund	x
NYLI MacKay Arizona Muni Fund	x
NYLI MacKay California Muni Fund		x
NYLI MacKay Colorado Muni Fund	x
NYLI MacKay High Yield Muni Bond Fund		x
NYLI MacKay New York Muni Fund		x
NYLI MacKay Oregon Muni Fund	x
NYLI MacKay Short Duration High Income Fund		x
NYLI MacKay Short Term Muni Fund			x
NYLI MacKay Strategic Muni Allocation Fund	x
NYLI MacKay Total Return Bond Fund			x
NYLI MacKay Utah Muni Fund	x
NYLI Moderate Allocation Fund			x
NYLI Moderate ETF Allocation Fund	x
NYLI Short Term Bond Fund			x
NYLI S&P 500 Index Fund			x
NYLI PineStone Global Equity Fund	x
NYLI PineStone International Equity Fund	x
NYLI PineStone U.S. Equity Fund	x
NYLI WMC Growth Fund	x
NYLI WMC International Research Equity Fund		x
NYLI WMC Small Companies Fund		x

*  The shareholders of these Funds must separately approve the use of the Order as it relates to Wholly-Owned Subadvisors before it may be relied upon to hire, or to modify existing or future subadvisory agreements with, Wholly-Owned Subadvisors.

**  The shareholders of each of these Funds must approve the operation of the respective New York Life Investments Fund in accordance with the Order for the Manager and the New York Life Investments Fund to rely on the Order as it relates to Wholly-Owned Subadvisors and/or unaffiliated subadvisors.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, pays this income to you as "dividends." The dividends paid by each New York Life Investments Fund will vary based on the income from its investments and the expenses incurred by the New York Life Investments Fund.

Each Fund reserves the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each New York Life Investments Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of seeking to maintain its share price at $1.00, among other things, the NYLI Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The New York Life Investments Group of Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following Funds are declared and paid at least annually:

NYLI Candriam Emerging Markets Equity Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Fiera SMID Growth Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund, NYLI S&P 500 Index Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI

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PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least quarterly:

NYLI Balanced Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI MacKay Convertible Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least monthly:

NYLI Candriam Emerging Markets Debt Fund, NYLI Cushing MLP Premier Fund, NYLI Income Builder Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund and NYLI Short Term Bond Fund

Dividends from the net investment income (if any) of the following Funds are declared daily and paid at least monthly:

NYLI Floating Rate Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Money Market Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the New York Life Investments Group of Funds receives your purchase request in good order.

Shareholders generally prefer to buy after the dividend payment. Shareholders may prefer to avoid buying shares shortly before a dividend payment because part of their investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The New York Life Investments Group of Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The New York Life Investments Group of Funds will normally declare and distribute any capital gains, if any, to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of New York Life Investments Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the New York Life Investments Group of Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same New York Life Investments Fund; or

• another New York Life Investments Fund of your choice (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same New York Life Investments Fund.

3. Take the capital gains in cash and reinvest the dividends in the same New York Life Investments Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same New York Life Investments Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another New York Life Investments Fund of your choice (subject to eligibility requirements and other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original New York Life Investments Fund.

7. Reinvest all or a percentage of the dividends in another New York Life Investments Fund (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original New York Life Investments Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same New York Life Investments Fund.

If you prefer to reinvest dividends and/or capital gains in another New York Life Investments Fund, you must first establish an account in that class of shares of the New York Life Investments Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

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UNDERSTAND THE TAX CONSEQUENCES

NYLI Cushing MLP Premier Fund, New York Life Investments International/Global Equity Funds, New York Life Investments Mixed Asset Funds, NYLI Money Market Fund, New York Life Investments Taxable Bond Funds and New York Life Investments U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Group of Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a New York Life Investments Fund's realized capital gains are subject to tax based on the length of time a New York Life Investments Fund holds its investments, regardless of how long you hold New York Life Investments Fund shares. Generally, if a New York Life Investments Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such New York Life Investments Group of Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the NYLI Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees for the NYLI Money Market Fund” above for additional information regarding liquidity fees.

New York Life Investments Tax-Exempt Funds

The New York Life Investments Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund, Arizona, California, Colorado, New York, Oregon and Utah personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these New York Life Investments Tax-Exempt Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These New York Life Investments Tax-Exempt Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such New York Life Investments Tax-Exempt Funds hold investments, regardless of how long you hold New York Life Investments Tax-Exempt Funds’ shares. If any of the New York Life Investments Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a New York Life Investments Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

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• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

NYLI MacKay Arizona Muni Fund

NYLI MacKay Arizona Muni Fund intends to provide shareholders with current income exempt from federal and Arizona personal income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). In general, shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Arizona personal income tax and Arizona corporate income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Arizona Muni Fund to purchase or carry shares of the Fund generally will not be deductible for purposes of Arizona personal income tax or Arizona corporate income tax. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Arizona Muni Fund.

NYLI MacKay California Muni Fund

So long as, at the close of each quarter of the NYLI MacKay California Muni Fund’s taxable year, at least 50% of the value of the NYLI MacKay California Muni Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay California Muni Fund to purchase or carry shares of that Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of NYLI MacKay California Muni Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Colorado Muni Fund

NYLI MacKay Colorado Muni Fund seeks to provide shareholders with current income exempt from federal and Colorado income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Exempt-interest dividends paid by the Fund generally should not be subject to Colorado income tax to the extent such dividends are attributable to interest income on obligations of the State of Colorado or any political subdivisions thereof. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Colorado personal income tax and Colorado corporate income tax. Some such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax (AMT) for individuals, estates and trusts. The Colorado AMT does not apply to corporate taxpayers. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Colorado Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Colorado income tax purposes. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Colorado Muni Fund.

NYLI MacKay New York Muni Fund

NYLI MacKay New York Muni Fund seeks to comply with certain state tax requirements so that individual shareholders of NYLI MacKay New York Muni Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, NYLI MacKay New York Muni Fund will invest in New York State or municipal bonds. Individual shareholders of NYLI MacKay New York Muni Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by NYLI MacKay New York Muni Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of the NYLI MacKay New York Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Oregon Muni Fund

NYLI MacKay Oregon Muni Fund seeks to provide shareholders with current income exempt from federal and Oregon income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). Such distributions will also be exempt from Oregon personal income tax to the extent they are attributable to interest on (i) obligations issued by or on behalf of the State of Oregon and its political subdivisions, and (ii) obligations of any authority, commission, instrumentality and territorial possession of the United States that by the laws of the United Sate are exempt from federal income tax but not from state income taxes. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Oregon

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personal income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Oregon Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Oregon personal income tax purposes. In general, distributions by the Fund, including exempt-interest dividends, are not exempt for purposes of the Oregon corporate income and excise taxes. Oregon also imposes a “corporate activity tax” (CAT), which is a gross receipts tax whose applicability is not limited to corporations as its name implies. The CAT is imposed on corporate and non-corporate businesses for the privilege of doing business in Oregon and is measured by the gross receipts (subject to certain exclusions) that a business realizes from transactions and activity in Oregon. While interest and dividend income are generally exempt from the Oregon CAT, other distributions from the Fund may not be exempt. Prospective shareholders should consult their tax advisers about these and other state and local tax consequences of investing in the NYLI MacKay Oregon Muni Fund.

NYLI MacKay Short Term Muni Fund

NYLI MacKay Short Term Muni Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of tax-exempt municipal debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the NYLI MacKay Short Term Muni Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the NYLI MacKay Short Term Muni Fund to be able to pay distributions from its net tax-exempt income. Although the NYLI MacKay Short Term Muni Fund normally will seek to qualify to pay distributions from its net tax-exempt income, there is no guarantee that the NYLI MacKay Short Term Muni Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the NYLI MacKay Short Term Muni Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a NYLI MacKay Short Term Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the NYLI MacKay Short Term Muni Fund’s distributions from tax-exempt income.

NYLI MacKay Utah Muni Fund

NYLI MacKay Utah Muni Fund intends to provide shareholders with current income exempt from federal and Utah personal income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Such dividends will also be exempt from Utah personal income tax to the extent they are attributable to interest income on (i) obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal government issuers, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and Utah state personal income tax, and (ii) obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and, pursuant to Utah statutory authority, from Utah personal (but not corporate) income taxes. The Utah State Tax Commission previously provided an administrative determination identifying those states (consisting of states that do not impose personal income tax on interest from Utah obligations), but has ceased providing that guidance. There can be no certainty as to the ongoing exemption from Utah personal income tax of the interest on obligations of states other than Utah. Other distributions from the Fund generally will not be exempt from Utah income tax. Distributions of interest income by the NYLI MacKay Utah Muni Fund are generally not exempt from the Utah corporate franchise and income tax, although Utah may allow a partial tax credit for such amounts. Prospective shareholders of the NYLI MacKay Utah Muni Fund should consult their tax advisers about these and other state and local tax consequences of investing in the Fund.

New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds are subject to tax, whether you take them as cash or automatically reinvest them. These Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds and Underlying ETFs. Distributions of the long-term capital gains of the New York Life Investments Asset Allocation Funds, New York Life Investments ETF Asset Allocation Funds or Underlying Funds and Underlying ETFs will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these Funds and the reallocation of investments among Underlying Funds and Underlying ETFs could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds and Underlying ETFs earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

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Shareholder Guide

NYLI Cushing MLP Premier Fund

As a regulated investment company ("RIC"), the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In accordance with the tax requirements applicable to a RIC, the Fund will, as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships, which are treated as partnerships for U.S. federal income tax purposes and are defined more specifically in the provisions applicable to RICs.

To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, the Fund may realize taxable income and distributions to the Fund's shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture. Such taxable income from recapture may be realized even if an MLP interest is sold at a loss or may exceed the gain if the MLP interest is sold at a gain. Losses allocated to the Fund from one MLP investment will carry forward as separate passive activity losses until such investment generates income or is itself sold, with such losses not being available in the meantime to offset income or gains allocated to the Fund from other MLP investments. Any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize income and/or realized gain or losses for U.S. federal income tax purposes.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Tax Reporting and Withholding (All Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as exempt-interest dividends, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For New York Life Investments Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the New York Life Investments Group of Funds’ default method (i.e., average cost if available) will be used.

The New York Life Investments Group of Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the New York Life Investments Group of Funds with your correct taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup

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Shareholder Guide

withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the New York Life Investments Group of Funds.

The New York Life Investments Group of Funds is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the New York Life Investments Group of Funds to determine whether withholding is required.

Return of Capital (All Funds)

If a New York Life Investments Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

Tax Treatment of Exchanges (All Funds)

An exchange of shares of one New York Life Investments Fund for shares of another generally will be treated as a sale of shares of the first New York Life Investments Fund and a purchase of shares of the second New York Life Investments Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a New York Life Investments Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their New York Life Investments Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the New York Life Investments Fund, to the extent reported by the New York Life Investments Fund. There can be no assurance as to whether any of a New York Life Investments Group of Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the New York Life Investments Group of Funds. Moreover, depending on the circumstances, a New York Life Investments Fund may report all, some or none of the New York Life Investments Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the New York Life Investments Group of Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any New York Life Investments Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The New York Life Investments Group of Funds is also required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the New York Life Investments Group of Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board oversees the actions of the Manager and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management is located at 51 Madison Avenue, New York, New York 10010. New York Life Investment Management, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2025, New York Life Investment Management and its affiliates managed approximately $808 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund.

The Manager is also responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager also pays the Funds' Chief Compliance Officer’s compensation (a portion of which may be reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board and all operational expenses that are not the responsibility of the Funds. The Funds do not pay any fees to the Manager under the management agreement in return for the advisory and asset allocation services provided. The Funds do, however, indirectly pay their proportionate share of the management fees paid to the Manager or its affiliates by the Underlying Funds managed by the Manager or its affiliates in which the Funds invest and the advisor of the Underlying Funds not managed by the Manager or its affiliates in which the Funds invest.

For the fiscal year ended October 31, 2025, each Fund paid the Manager an aggregate fee for services performed as a percentage of the Funds' average daily net assets equal to 0.00%. For information regarding the basis of the Board's approval of the Funds' Management Agreement, please refer to the Funds' Form N-CSR for the period ended April 30, 2025.

The Manager is not responsible for records maintained by the Funds' custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investment Management in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, JPMorgan is compensated by New York Life Investment Management.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Contractual

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain NYLI Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the percentage of average daily net assets set forth below:

NYLI Conservative Allocation Fund, NYLI Moderate Allocation Fund, NYLI Growth Allocation Fund and NYLI Equity Allocation Fund: Class A, 0.50%; Investor Class, 0.55%; Class C, 1.30%; Class I, 0.25%; and SIMPLE Class, 0.80%.

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to any Fund’s share class do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees.

These agreements will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

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Know With Whom You Are Investing

WHO MANAGES YOUR MONEY?

New York Life Investment Management serves as Manager of the Funds and is responsible for day-to-day portfolio management of the Funds.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds' portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of shares of the Funds is available in the SAI.

Migene S. Kim, CFA

Ms. Kim has managed the Funds since 2025. Ms. Kim is a Managing Director at New York Life Investment Management and has been with the firm since August 2022. Previously, Ms. Kim was a Portfolio Manager and Senior Analyst at MacKay Shields LLC or its predecessors since 2005. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

Amit Soni, CFA

Mr. Soni has managed the Funds since 2016. He joined New York Life Investment Management in 2013 as a Senior Associate in the Multi-Asset Solutions team. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investment Management, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelor’s degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Jonathan Swaney

Mr. Swaney has managed the Funds since 2005. Mr. Swaney is a Managing Director in the Multi-Asset Solutions team. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investment Management managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investment Management in 1997.

105

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). The information has been audited by KPMG LLP, whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available upon request.

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Financial Highlights

NYLI Conservative Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$12.08	$10.52	$10.74	$13.53	$12.23
Net investment income (loss)(a)	0.40	0.42	0.37	0.25	0.22
Net realized and unrealized gain (loss)	0.59	1.48	(0.10)	(2.02)	1.64
Total from investment operations	0.99	1.90	0.27	(1.77)	1.86
Less distributions:
From net investment income	(0.34)	(0.34)	(0.12)	(0.44)	(0.19)
From net realized gain on investments	(0.10)	—	(0.19)	(0.58)	(0.37)
Return of capital	—	—	(0.18)	—	—
Total distributions	(0.44)	(0.34)	(0.49)	(1.02)	(0.56)
Net asset value at end of year	$12.63	$12.08	$10.52	$10.74	$13.53
Total investment return(b)	8.52%	18.12%	2.41%	(14.05)%	15.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%	3.58%	3.34%	2.09%	1.67%
Net expenses(c)	0.38%	0.37%	0.37%	0.35%	0.37%
Portfolio turnover rate	14%	37%	19%	38%	25%
Net assets at end of year (in 000’s)	$325,649	$332,535	$312,385	$336,711	$419,554

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$12.08	$10.52	$10.74	$13.53	$12.23
Net investment income (loss)(a)	0.38	0.40	0.35	0.22	0.20
Net realized and unrealized gain (loss)	0.59	1.48	(0.11)	(2.01)	1.64
Total from investment operations	0.97	1.88	0.24	(1.79)	1.84
Less distributions:
From net investment income	(0.33)	(0.32)	(0.10)	(0.42)	(0.17)
From net realized gain on investments	(0.10)	—	(0.19)	(0.58)	(0.37)
Return of capital	—	—	(0.17)	—	—
Total distributions	(0.43)	(0.32)	(0.46)	(1.00)	(0.54)
Net asset value at end of year	$12.62	$12.08	$10.52	$10.74	$13.53
Total investment return(b)	8.28%	17.91%	2.22%	(14.22)%	15.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.19%	3.40%	3.16%	1.90%	1.49%
Net expenses(c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement)(c)	0.70%	0.68%	0.67%	0.57%	0.64%
Portfolio turnover rate	14%	37%	19%	38%	25%
Net assets at end of year (in 000's)	$26,921	$29,765	$31,065	$33,625	$41,154

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

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Financial Highlights

NYLI Conservative Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$11.85	$10.32	$10.54	$13.29	$12.07
Net investment income (loss)(a)	0.29	0.31	0.26	0.13	0.09
Net realized and unrealized gain (loss)	0.58	1.44	(0.10)	(1.97)	1.62
Total from investment operations	0.87	1.75	0.16	(1.84)	1.71
Less distributions:
From net investment income	(0.26)	(0.22)	(0.05)	(0.33)	(0.12)
From net realized gain on investments	(0.10)	—	(0.19)	(0.58)	(0.37)
Return of capital	—	—	(0.14)	—	—
Total distributions	(0.36)	(0.22)	(0.38)	(0.91)	(0.49)
Net asset value at end of year	$12.36	$11.85	$10.32	$10.54	$13.29
Total investment return(b)	7.54%	17.03%	1.45%	(14.87)%	14.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49%	2.68%	2.41%	1.13%	0.73%
Net expenses(c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement)(c)	1.45%	1.44%	1.43%	1.32%	1.39%
Portfolio turnover rate	14%	37%	19%	38%	25%
Net assets at end of year (in 000’s)	$5,868	$8,872	$12,276	$18,099	$29,825

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$12.23	$10.65	$10.87	$13.68	$12.36
Net investment income (loss)(a)	0.44	0.46	0.40	0.28	0.25
Net realized and unrealized gain (loss)	0.60	1.49	(0.11)	(2.04)	1.66
Total from investment operations	1.04	1.95	0.29	(1.76)	1.91
Less distributions:
From net investment income	(0.37)	(0.37)	(0.14)	(0.47)	(0.22)
From net realized gain on investments	(0.10)	—	(0.19)	(0.58)	(0.37)
Return of capital	—	—	(0.18)	—	—
Total distributions	(0.47)	(0.37)	(0.51)	(1.05)	(0.59)
Net asset value at end of year	$12.80	$12.23	$10.65	$10.87	$13.68
Total investment return(b)	8.78%	18.37%	2.63%	(13.82)%	15.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.62%	3.88%	3.58%	2.33%	1.91%
Net expenses(c)	0.13%	0.12%	0.12%	0.10%	0.12%
Portfolio turnover rate	14%	37%	19%	38%	25%
Net assets at end of year (in 000’s)	$4,864	$5,582	$7,385	$6,412	$8,909

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

108

Financial Highlights

NYLI Conservative Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$12.04	$10.49	$10.71	$13.50	$12.23
Net investment income (loss)(a)	0.37	0.39	0.33	0.20	0.17
Net realized and unrealized gain (loss)	0.59	1.47	(0.11)	(2.02)	1.63
Total from investment operations	0.96	1.86	0.22	(1.82)	1.80
Less distributions:
From net investment income	(0.32)	(0.31)	(0.10)	(0.39)	(0.16)
From net realized gain on investments	(0.10)	—	(0.19)	(0.58)	(0.37)
Return of capital	—	—	(0.15)	—	—
Total distributions	(0.42)	(0.31)	(0.44)	(0.97)	(0.53)
Net asset value at end of year	$12.58	$12.04	$10.49	$10.71	$13.50
Total investment return(b)	8.29%	17.84%	2.04%	(14.45)%	14.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	3.30%	2.97%	1.74%	1.27%
Net expenses(c)	0.61%	0.60%	0.72%	0.80%	0.80%
Expenses (before waiver/reimbursement)(c)	0.61%	0.60%	0.72%	0.80%	0.89%
Portfolio turnover rate	14%	37%	19%	38%	25%
Net assets at end of year (in 000’s)	$4,624	$3,472	$2,117	$1,301	$304

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

109

Financial Highlights

NYLI Equity Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$17.25	$13.54	$14.50	$19.80	$14.86
Net investment income (loss)(a)	0.12	0.15	0.16	0.14	0.11
Net realized and unrealized gain (loss)	1.98	3.56	0.34	(3.19)	5.64
Total from investment operations	2.10	3.71	0.50	(3.05)	5.75
Less distributions:
From net investment income	(0.18)	—	(0.18)	(0.86)	(0.08)
From net realized gain on investments	(0.91)	—	(1.28)	(1.39)	(0.73)
Total distributions	(1.09)	—	(1.46)	(2.25)	(0.81)
Net asset value at end of year	$18.26	$17.25	$13.54	$14.50	$19.80
Total investment return(b)	12.93%	27.40%	3.60%	(17.56)%	39.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71%	0.93%	1.16%	0.89%	0.60%
Net expenses(c)	0.38%	0.37%	0.39%	0.37%	0.38%
Portfolio turnover rate	15%	30%	23%	17%	27%
Net assets at end of year (in 000’s)	$412,842	$387,368	$311,491	$302,559	$372,926

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$17.21	$13.52	$14.48	$19.78	$14.84
Net investment income (loss)(a)	0.10	0.13	0.14	0.12	0.09
Net realized and unrealized gain (loss)	1.96	3.56	0.33	(3.20)	5.62
Total from investment operations	2.06	3.69	0.47	(3.08)	5.71
Less distributions:
From net investment income	(0.14)	—	(0.15)	(0.83)	(0.04)
From net realized gain on investments	(0.91)	—	(1.28)	(1.39)	(0.73)
Total distributions	(1.05)	—	(1.43)	(2.22)	(0.77)
Net asset value at end of year	$18.22	$17.21	$13.52	$14.48	$19.78
Total investment return(b)	12.69%	27.29%	3.41%	(17.72)%	39.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	0.80%	1.02%	0.73%	0.48%
Net expenses(c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement)(c)	0.70%	0.70%	0.72%	0.63%	0.71%
Portfolio turnover rate	15%	30%	23%	17%	27%
Net assets at end of year (in 000's)	$47,863	$53,165	$54,091	$58,318	$73,138

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

110

Financial Highlights

NYLI Equity Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022		2021
Net asset value at beginning of year	$16.38	$12.97	$13.93	$19.11		$14.42
Net investment income (loss)(a)	(0.02)	0.01	0.04	(0.00	)‡	(0.04)
Net realized and unrealized gain (loss)	1.86	3.40	0.31	(3.10)		5.46
Total from investment operations	1.84	3.41	0.35	(3.10)		5.42
Less distributions:
From net investment income	—	—	(0.03)	(0.69)		—
From net realized gain on investments	(0.91)	—	(1.28)	(1.39)		(0.73)
Total distributions	(0.91)	—	(1.31)	(2.08)		(0.73)
Net asset value at end of year	$17.31	$16.38	$12.97	$13.93		$19.11
Total investment return(b)	11.87%	26.29%	2.64%	(18.37)%		38.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%	0.04%	0.30%	(0.00	)%‡‡	(0.25)%
Net expenses(c)	1.30%	1.30%	1.30%	1.30%		1.30%
Expenses (before waiver/reimbursement)(c)	1.45%	1.45%	1.47%	1.38%		1.46%
Portfolio turnover rate	15%	30%	23%	17%		27%
Net assets at end of year (in 000’s)	$5,516	$7,653	$7,961	$10,763		$16,001

‡	Less than one cent per share.
‡‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$17.74	$13.88	$14.84	$20.21	$15.15
Net investment income (loss)(a)	0.16	0.20	0.21	0.19	0.16
Net realized and unrealized gain (loss)	2.03	3.66	0.32	(3.27)	5.74
Total from investment operations	2.19	3.86	0.53	(3.08)	5.90
Less distributions:
From net investment income	(0.20)	—	(0.21)	(0.90)	(0.11)
From net realized gain on investments	(0.91)	—	(1.28)	(1.39)	(0.73)
Total distributions	(1.11)	—	(1.49)	(2.29)	(0.84)
Net asset value at end of year	$18.82	$17.74	$13.88	$14.84	$20.21
Total investment return(b)	13.15%	27.81%	3.80%	(17.35)%	40.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%	1.17%	1.43%	1.16%	0.86%
Net expenses(c)	0.13%	0.12%	0.14%	0.12%	0.13%
Portfolio turnover rate	15%	30%	23%	17%	27%
Net assets at end of year (in 000’s)	$1,900	$5,918	$4,968	$5,463	$6,649

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

111

Financial Highlights

NYLI Equity Allocation Fund

(a series of New York Life Investments Trust)

(Selected per share data and ratios)

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$17.18	$13.51	$14.46	$19.75	$14.84
Net investment income (loss)(a)	0.07	0.10	0.09	0.05	(0.01)
Net realized and unrealized gain (loss)	1.97	3.57	0.35	(3.17)	5.68
Total from investment operations	2.04	3.67	0.44	(3.12)	5.67
Less distributions:
From net investment income	(0.15)	—	(0.11)	(0.78)	(0.03)
From net realized gain on investments	(0.91)	—	(1.28)	(1.39)	(0.73)
Total distributions	(1.06)	—	(1.39)	(2.17)	(0.76)
Net asset value at end of year	$18.16	$17.18	$13.51	$14.46	$19.75
Total investment return(b)	12.61%	27.17%	3.19%	(17.91)%	39.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.59%	0.62%	0.30%	(0.07)%
Net expenses(c)	0.62%	0.62%	0.79%	0.80%	0.80%
Expenses (before waiver/reimbursement)(c)	0.62%	0.62%	0.79%	0.88%	0.96%
Portfolio turnover rate	15%	30%	23%	17%	27%
Net assets at end of year (in 000’s)	$7,661	$5,175	$2,742	$1,383	$463

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

112

Financial Highlights

NYLI Growth Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$16.23	$13.17	$13.71	$17.89	$14.33
Net investment income (loss)(a)	0.25	0.29	0.28	0.19	0.16
Net realized and unrealized gain (loss)	1.46	2.90	0.14	(2.56)	4.22
Total from investment operations	1.71	3.19	0.42	(2.37)	4.38
Less distributions:
From net investment income	(0.37)	(0.11)	(0.13)	(0.66)	(0.17)
From net realized gain on investments	(0.86)	(0.02)	(0.83)	(1.15)	(0.65)
Total distributions	(1.23)	(0.13)	(0.96)	(1.81)	(0.82)
Net asset value at end of year	$16.71	$16.23	$13.17	$13.71	$17.89
Total investment return(b)	11.31%	24.29%	3.20%	(14.90)%	31.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.87%	2.02%	1.30%	0.98%
Net expenses(c)	0.36%	0.34%	0.35%	0.35%	0.35%
Portfolio turnover rate	17%	32%	27%	25%	29%
Net assets at end of year (in 000’s)	$741,967	$714,585	$603,146	$603,691	$728,402

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$16.25	$13.19	$13.73	$17.91	$14.33
Net investment income (loss)(a)	0.22	0.26	0.25	0.17	0.14
Net realized and unrealized gain (loss)	1.46	2.90	0.15	(2.58)	4.22
Total from investment operations	1.68	3.16	0.40	(2.41)	4.36
Less distributions:
From net investment income	(0.33)	(0.08)	(0.11)	(0.62)	(0.13)
From net realized gain on investments	(0.86)	(0.02)	(0.83)	(1.15)	(0.65)
Total distributions	(1.19)	(0.10)	(0.94)	(1.77)	(0.78)
Net asset value at end of year	$16.74	$16.25	$13.19	$13.73	$17.91
Total investment return(b)	11.05%	24.02%	2.97%	(15.05)%	31.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.70%	1.84%	1.11%	0.82%
Net expenses(c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement)(c)	0.68%	0.68%	0.69%	0.60%	0.68%
Portfolio turnover rate	17%	32%	27%	25%	29%
Net assets at end of year (in 000's)	$81,143	$91,193	$92,321	$99,449	$122,265

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

113

Financial Highlights

NYLI Growth Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.88	$12.92	$13.46	$17.59	$14.10
Net investment income (loss)(a)	0.11	0.14	0.15	0.05	0.02
Net realized and unrealized gain (loss)	1.42	2.84	0.14	(2.53)	4.14
Total from investment operations	1.53	2.98	0.29	(2.48)	4.16
Less distributions:
From net investment income	(0.19)	—	—	(0.50)	(0.02)
From net realized gain on investments	(0.86)	(0.02)	(0.83)	(1.15)	(0.65)
Total distributions	(1.05)	(0.02)	(0.83)	(1.65)	(0.67)
Net asset value at end of year	$16.36	$15.88	$12.92	$13.46	$17.59
Total investment return(b)	10.22%	23.09%	2.19%	(15.70)%	30.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%	0.96%	1.11%	0.36%	0.09%
Net expenses(c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement)(c)	1.43%	1.43%	1.44%	1.35%	1.43%
Portfolio turnover rate	17%	32%	27%	25%	29%
Net assets at end of year (in 000’s)	$9,034	$12,973	$14,669	$20,272	$29,440

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$16.51	$13.39	$13.93	$18.15	$14.52
Net investment income (loss)(a)	0.30	0.33	0.32	0.23	0.21
Net realized and unrealized gain (loss)	1.47	2.95	0.14	(2.60)	4.27
Total from investment operations	1.77	3.28	0.46	(2.37)	4.48
Less distributions:
From net investment income	(0.41)	(0.14)	(0.17)	(0.70)	(0.20)
From net realized gain on investments	(0.86)	(0.02)	(0.83)	(1.15)	(0.65)
Total distributions	(1.27)	(0.16)	(1.00)	(1.85)	(0.85)
Net asset value at end of year	$17.01	$16.51	$13.39	$13.93	$18.15
Total investment return(b)	11.53%	24.64%	3.42%	(14.68)%	31.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	2.10%	2.33%	1.51%	1.23%
Net expenses(c)	0.11%	0.09%	0.10%	0.10%	0.10%
Portfolio turnover rate	17%	32%	27%	25%	29%
Net assets at end of year (in 000’s)	$11,766	$11,578	$9,104	$7,974	$11,142

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

114

Financial Highlights

NYLI Growth Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$16.26	$13.19	$13.71	$17.89	$14.33
Net investment income (loss)(a)	0.21	0.24	0.22	0.12	0.06
Net realized and unrealized gain (loss)	1.46	2.91	0.16	(2.57)	4.25
Total from investment operations	1.67	3.15	0.38	(2.45)	4.31
Less distributions:
From net investment income	(0.34)	(0.06)	(0.07)	(0.58)	(0.10)
From net realized gain on investments	(0.86)	(0.02)	(0.83)	(1.15)	(0.65)
Total distributions	(1.20)	(0.08)	(0.90)	(1.73)	(0.75)
Net asset value at end of year	$16.73	$16.26	$13.19	$13.71	$17.89
Total investment return(b)	11.01%	23.95%	2.84%	(15.29)%	30.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%	1.56%	1.62%	0.79%	0.37%
Net expenses(c)	0.60%	0.60%	0.70%	0.80%	0.80%
Expenses (before waiver/reimbursement)(c)	0.60%	0.60%	0.70%	0.85%	0.93%
Portfolio turnover rate	17%	32%	27%	25%	29%
Net assets at end of year (in 000’s)	$11,309	$8,310	$4,822	$3,072	$1,567

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

115

Financial Highlights

NYLI Moderate Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.35	$11.86	$12.14	$15.64	$13.41
Net investment income (loss)(a)	0.34	0.36	0.32	0.22	0.20
Net realized and unrealized gain (loss)	1.04	2.18	0.07	(2.35)	2.83
Total from investment operations	1.38	2.54	0.39	(2.13)	3.03
Less distributions:
From net investment income	(0.49)	(0.05)	(0.13)	(0.53)	(0.23)
From net realized gain on investments	(0.41)	—	(0.54)	(0.84)	(0.57)
Total distributions	(0.90)	(0.05)	(0.67)	(1.37)	(0.80)
Net asset value at end of year	$14.83	$14.35	$11.86	$12.14	$15.64
Total investment return(b)	10.22%	21.43%	3.24%	(14.97)%	23.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45%	2.66%	2.59%	1.65%	1.32%
Net expenses(c)	0.36%	0.35%	0.35%	0.34%	0.35%
Portfolio turnover rate	17%	38%	23%	32%	29%
Net assets at end of year (in 000’s)	$699,707	$693,450	$599,019	$605,511	$721,363

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.37	$11.87	$12.16	$15.65	$13.42
Net investment income (loss)(a)	0.32	0.34	0.29	0.19	0.17
Net realized and unrealized gain (loss)	1.03	2.18	0.06	(2.34)	2.82
Total from investment operations	1.35	2.52	0.35	(2.15)	2.99
Less distributions:
From net investment income	(0.45)	(0.02)	(0.10)	(0.50)	(0.19)
From net realized gain on investments	(0.41)	—	(0.54)	(0.84)	(0.57)
Total distributions	(0.86)	(0.02)	(0.64)	(1.34)	(0.76)
Net asset value at end of year	$14.86	$14.37	$11.87	$12.16	$15.65
Total investment return(b)	9.98%	21.27%	2.92%	(15.08)%	22.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27%	2.48%	2.40%	1.45%	1.12%
Net expenses(c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement)(c)	0.69%	0.69%	0.69%	0.61%	0.67%
Portfolio turnover rate	17%	38%	23%	32%	29%
Net assets at end of year (in 000's)	$67,119	$75,919	$78,972	$84,180	$101,233

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

116

Financial Highlights

NYLI Moderate Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.05	$11.68	$11.96	$15.42	$13.23
Net investment income (loss)(a)	0.22	0.23	0.20	0.09	0.06
Net realized and unrealized gain (loss)	1.00	2.14	0.07	(2.32)	2.79
Total from investment operations	1.22	2.37	0.27	(2.23)	2.85
Less distributions:
From net investment income	(0.32)	—	(0.01)	(0.39)	(0.09)
From net realized gain on investments	(0.41)	—	(0.54)	(0.84)	(0.57)
Total distributions	(0.73)	—	(0.55)	(1.23)	(0.66)
Net asset value at end of year	$14.54	$14.05	$11.68	$11.96	$15.42
Total investment return(b)	9.13%	20.29%	2.21%	(15.76)%	22.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.75%	1.66%	0.70%	0.40%
Net expenses(c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement)(c)	1.44%	1.44%	1.44%	1.36%	1.42%
Portfolio turnover rate	17%	38%	23%	32%	29%
Net assets at end of year (in 000’s)	$7,840	$11,308	$14,105	$19,531	$30,309

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.49	$11.97	$12.25	$15.77	$13.52
Net investment income (loss)(a)	0.38	0.40	0.35	0.26	0.23
Net realized and unrealized gain (loss)	1.05	2.20	0.07	(2.37)	2.85
Total from investment operations	1.43	2.60	0.42	(2.11)	3.08
Less distributions:
From net investment income	(0.53)	(0.08)	(0.16)	(0.57)	(0.26)
From net realized gain on investments	(0.41)	—	(0.54)	(0.84)	(0.57)
Total distributions	(0.94)	(0.08)	(0.70)	(1.41)	(0.83)
Net asset value at end of year	$14.98	$14.49	$11.97	$12.25	$15.77
Total investment return(b)	10.48%	21.78%	3.49%	(14.76)%	23.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.71%	2.91%	2.85%	1.91%	1.55%
Net expenses(c)	0.11%	0.10%	0.10%	0.09%	0.10%
Portfolio turnover rate	17%	38%	23%	32%	29%
Net assets at end of year (in 000’s)	$8,442	$8,867	$7,595	$8,483	$11,150

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

117

Financial Highlights

NYLI Moderate Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.36	$11.86	$12.13	$15.62	$13.42
Net investment income (loss)(a)	0.30	0.32	0.27	0.15	0.11
Net realized and unrealized gain (loss)	1.05	2.18	0.07	(2.34)	2.84
Total from investment operations	1.35	2.50	0.34	(2.19)	2.95
Less distributions:
From net investment income	(0.46)	(0.00)‡	(0.07)	(0.46)	(0.18)
From net realized gain on investments	(0.41)	—	(0.54)	(0.84)	(0.57)
Total distributions	(0.87)	—	(0.61)	(1.30)	(0.75)
Net asset value at end of year	$14.84	$14.36	$11.86	$12.13	$15.62
Total investment return(b)	9.98%	21.11%	2.81%	(15.33)%	22.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	2.34%	2.16%	1.19%	0.75%
Net expenses(c)	0.61%	0.61%	0.72%	0.80%	0.80%
Expenses (before waiver/reimbursement)(c)	0.61%	0.61%	0.72%	0.86%	0.92%
Portfolio turnover rate	17%	38%	23%	32%	29%
Net assets at end of year (in 000’s)	$15,109	$11,083	$6,734	$3,013	$853

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

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Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a New York Life Investments Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated when required with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the NY Life Investments Funds).

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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• shares purchased from the proceeds of redemptions within the NY Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

• redemptions made in connection with a return of excess contributions from an IRA account

• shares purchased through a Right of Reinstatement (as defined above)

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Edward Jones

Effective August 28, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of New York Life Investments Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of New York Life Investments Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

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• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):

o The redemption and repurchase occur in the same account.

o The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

• Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

• Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less.

The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

E*TRADE

Front-End Sales Charge Waiver

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Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

• A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

• Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Janney Montgomery Scott LLC

Shareholders purchasing New York Life Investments Fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the New York Life Investments Funds family).

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• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same New York Life Investments Fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the New York Life Investments Fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts pursuant to the Internal Revenue Code.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

• Breakpoints as described in the New York Life Investments Fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of New York Life Investments Funds family assets held by accounts within the purchaser’s household at Janney. Eligible New York Life Investments Funds family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform

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Front-end Load Waivers Available at Merrill
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

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• Shares purchased through a Morgan Stanley self-directed brokerage account

• Morgan Stanley, on your behalf, can also convert Class A shares to Class A2 shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

• Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares (or equivalent) of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares and Investor Class Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through an OPCO-affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund's Class C shares that are converted by OPCO at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Trustees of the Fund and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on Class A, B and C Shares and Investor Class Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James

Raymond James & Associates, Inc., Raymond James Financial Services Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the

125

following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the New York Life Investments Funds through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within the New York Life Investments Funds over a 13-month time period. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co.

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investor Class and Class A shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

• Shares purchased within 90 days following a redemption from a New York Life Investments Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor Class, Class A and Class C shares Available at Baird

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• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Funds assets held by accounts within the purchaser’s household at Baird. Eligible New York Life Investments Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of New York Life Investments Funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated

Shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

• Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

• All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

• Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

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• Shares purchased through a rollover from another 529 plan.

• Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports (or notice of such reports) for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylim.com/accounts. If you would like to opt out of household-based mailings, please call toll free 800-624-6782.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS AND FORM N-CSR

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable, in the Annual and Semiannual Reports and in Form N-CSR. In the Fund's Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

TO OBTAIN INFORMATION

More information about the Funds, including the SAI, the Annual and Semiannual Reports and other information such as the Fund's financial statements, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit dfinview.com/NYLIM, or write to NYLIFE Distributors LLC, Attn: New York Life Investment Management Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

Other information about the Funds (including the Statement of Additional Information) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

NYLIFE Distributors LLC
30 Hudson Street
Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the New York Life Investments Funds.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

SEC File Number: 811-22321 (New York Life Investments Funds Trust)

For more information call 800-624-6782 or visit our website at nylim.com.

MSAA01-02/26

Prospectus for New York Life Investments Equity Funds
February 28, 2026

	Class A	Investor Class	Class C	Class I	Class P	Class R1	Class R2	Class R3	Class R6	SIMPLE Class
U.S. Equity
NYLI Epoch U.S. Equity Yield Fund	EPLPX	EPLIX	EPLKX	EPLCX	-	-	-	-	EPLDX	EPLMX
NYLI Fiera SMID Growth Fund	APSRX	-	APSLX	APSGX	-	-	-	-	APSDX	-
NYLI PineStone U.S. Equity Fund	FCUEX	-	FCUCX	FCUIX	FCUPX	-	-	-	FCUDX	-
NYLI S&P 500 Index Fund	MSXAX	MYSPX	-	MSPIX	-	-	-	-	-	MSXMX
NYLI Winslow Large Cap Growth Fund	MLAAX	MLINX	MLACX	MLAIX	-	MLRRX	MLRTX	MLGRX	MLRSX	MLRMX
NYLI WMC Enduring Capital Fund	MSOAX	MCSSX	MGOCX	MSOIX	-	-	-	-	MCSDX	-
NYLI WMC Growth Fund	KLGAX	KLGNX	KLGCX	KLGIX	-	-	-	-	KLGDX	-
NYLI WMC Small Companies Fund	MOPAX	MOINX	MOPCX	MOPIX	-	-	-	-	-	-
NYLI WMC Value Fund	MAPAX	MSMIX	MMPCX	MUBFX	-	-	-	-	MMPDX	-
International
NYLI Epoch International Choice Fund	ICEVX	ICELX	ICEWX	ICEUX	-	-	-	-	-	ICERX
NYLI PineStone International Equity Fund	FCIRX	FCIKX	FCICX	FCIUX	FCIHX	-	-	-	FCIWX	-
NYLI WMC International Research Equity Fund	MYITX	MYINX	MYICX	MYIIX	-	-	-	-	-	-
Emerging Markets
NYLI Candriam Emerging Markets Equity Fund	MCYAX	MCYVX	MCYCX	MCYIX	-	-	-	-	MCYSX	-
Global
NYLI Epoch Capital Growth Fund	MECDX	MECVX	MECEX	MECFX	-	-	-	-	-	-
NYLI Epoch Global Equity Yield Fund	EPSPX	EPSIX	EPSKX	EPSYX	-	-	-	-	EPSRX	-
NYLI PineStone Global Equity Fund	FCGEX	-	FCGYX	FCGIX	FCGPX	-	-	-	FCGMX	-

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

U.S. Equity

International

NYLI Epoch International Choice Fund	55
NYLI PineStone International Equity Fund	62
NYLI PineStone International Equity Fund (Class P)	69
NYLI WMC International Research Equity Fund	75

Emerging Markets

NYLI Candriam Emerging Markets Equity Fund	81

Global

NYLI Epoch U.S. Equity Yield Fund

Investment Objective

The Fund seeks current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.50%
Other Expenses	0.11%	0.41%	0.41%	0.11%	0.04%	0.11%
Total Annual Fund Operating Expenses	1.05%	1.35%	2.10%	0.80%	0.73%	1.30%
Waivers / Reimbursements[3,4]	0.00%	(0.02)%	(0.02)%	(0.07)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	1.05%	1.33%	2.08%	0.73%	0.73%	1.30%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.73% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period			Class
1 Year	$ 651	$ 629	$ 211	$ 311	$ 75	$ 75	$ 132
3 Years	$ 866	$ 904	$ 656	$ 656	$ 248	$ 233	$ 412
5 Years	$ 1,098	$ 1,201	$ 1,127	$ 1,127	$ 437	$ 406	$ 713
10 Years	$ 1,762	$ 2,041	$ 2,238	$ 2,238	$ 983	$ 906	$ 1,568

4

NYLI Epoch U.S. Equity Yield Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. The Fund may invest up to 15% of its net assets in foreign securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that the Subadvisor believes allocate free cash flow effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors. Material environmental, social and governance ("ESG") factors are identified and monitored by the Subadvisor. Material ESG factors vary by company and industry, but the Subadvisor pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by the Subadvisor in making investment decisions. Material ESG factors are identified and monitored by the Subadvisor through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While the Subadvisor considers ESG factors in the investment decision-making process of the Fund, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

5

NYLI Epoch U.S. Equity Yield Fund

Dividend-Paying Stock Risk: Emphasis on equity and equity-related securities that produce income or other distributions involves the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received may not qualify as income for Fund investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance, an additional index and a composite index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Value Index and the U.S. Equity Yield Composite Index, which are generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

6

NYLI Epoch U.S. Equity Yield Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2022, Q4	13.65%
Worst Quarter
2020, Q1	-23.86%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/3/2008	14.01%	11.97%	10.74%
Return After Taxes on Distributions
Class I		12.11%	10.48%	9.45%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		9.60%	9.36%	8.55%
Return Before Taxes
Class A	2/3/2009	7.40%	10.35%	9.79%
Investor Class	11/16/2009	7.68%	10.17%	9.53%
Class C	11/16/2009	11.54%	10.48%	9.33%
Class R6	5/8/2017	14.01%	11.96%	10.07%
SIMPLE Class	8/31/2020	13.40%	11.21%	12.25%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Value Index[2]		15.91%	11.33%	10.53%
U.S. Equity Yield Composite Index[3]		9.53%	8.30%	9.52%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

3.  The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large- and mid-cap stocks. It is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. It is calculated by optimizing the MSCI USA Index in U.S. dollars for the lowest absolute risk (within a given set of constraints).

7

NYLI Epoch U.S. Equity Yield Fund

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Epoch Investment Partners, Inc.	Kera Van Valen, Managing Director	Since 2013
	Michael Jin, Managing Director	Since 2024
	Lin Lin, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan. Class A have no subsequent investment minimum. SIMPLE Class shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

8

NYLI Fiera SMID Growth Fund

Investment Objective

The Fund seeks long term capital growth.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.22%	0.33%	0.22%	0.07%
Total Annual Fund Operating Expenses	1.22%	2.08%	0.97%	0.82%
Waivers / Reimbursements[2]	(0.07)%	(0.03)%	(0.12)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.15%	2.05%	0.85%	0.82%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 1.15%; Class C, 2.05%; Class I, 0.85%; and Class R6, 0.84%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Class A shares in years 9-10. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class R6
		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 661	$ 208	$ 308	$ 87	$ 84
3 Years	$ 909	$ 649	$ 649	$ 297	$ 262
5 Years	$ 1,177	$ 1,116	$ 1,116	$ 525	$ 455
10 Years	$ 1,940	$ 2,188	$ 2,188	$ 1,179	$ 1,014
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

Fiera Capital Inc. (the “Subadvisor”) seeks to achieve the Fund’s investment objective by investing in a diversified portfolio of common stocks of companies believed to be small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which the Subadvisor expects to grow faster than the U.S. economy.

9

NYLI Fiera SMID Growth Fund

The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of Russell 2500TM Growth Index (which as of December 31, 2025 ranged from $12.5 million to $37 billion) or the Russell Midcap® Growth Index (which as of December 31, 2025 ranged from $1 billion to $101.6 billion). These ranges are subject to change over time due to changes in market and/or economic conditions. The Fund may also invest in exchange-traded funds (“ETFs”).

The Fund may also invest in companies that are in the earlier stages of their growth cycle that the Subadvisor recognizes as “emerging growth” companies. The Subadvisor believes that emerging growth companies can typically exhibit more aggressive growth characteristics and may be experiencing a significant positive transformation or a favorable catalyst impacting their long-term earnings potential. Characteristics the Subadvisor considers in identifying emerging growth companies for the Fund include accelerating revenue growth, strong relative strength, company specific market advantage, or an introduction of a new product line with a large addressable marketplace.

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-cap companies. The Fund may invest up to 15% of its assets in common stocks of foreign small- and mid-cap companies through the purchase of sponsored American Depositary Receipts (“ADRs”), sponsored Global Depositary Receipts and/or foreign companies listed on U.S. stock exchanges.

An issuer is considered to be U.S. or foreign based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg.

The Fund may from time to time emphasize one or more sectors as defined by GICs classification in selecting its investments, including the information technology, health care and consumer staples sectors.

Investment Process:

In selecting investments for the Fund, the Subadvisor uses an approach that combines “top-down” secular/macro-economic trend analysis with “bottom-up” security selection. The “top-down” approach takes into consideration factors such as interest rates, inflation, fiscal and monetary policy, global demographic trends, the regulatory environment and other attractive global investment opportunities. In addition, the Subadvisor may make investments in companies that seek to benefit from secular growth trends.

Through this “top-down” view, the Subadvisor seeks to provide a framework for “bottom-up” research by identifying sectors, industries and companies that may benefit from the sustainability of the observed trends.

The Subadvisor then looks to fundamental “bottom-up” research for individual companies that it believes are exhibiting earnings growth potential at different stages of a company’s growth cycle and may benefit from the observed secular/macro trends. The core investments of the Fund typically include more established companies that the Subadvisor recognizes as “stable growth” companies, but the Fund may also invest in “emerging growth” companies. The Subadvisor believes that stable growth companies can typically provide more stability and consistency in volatile markets and are identified as exhibiting potential earnings acceleration, consistency of earnings, solid fundamentals (e.g., a strong balance sheet and the ability to generate free cash flow), franchise durability and reasonable valuations in the context of projected growth rates.

The Fund may sell securities and other investments when the Subadvisor believes that they have achieved full valuation, the Subadvisor identifies a more attractive investment, the Fund needs to maintain portfolio diversification, or an individual stock experiences declining fundamentals, negative earnings reports or similar adverse events or other relevant factors. In general, once the market capitalization of an investment exceeds the market capitalization ranges stated above, the Subadvisor expects to gradually liquidate the position.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

10

NYLI Fiera SMID Growth Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small- or mid-cap companies, will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Issuer Risk: An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Sector Risk: To the extent the Fund focuses its investments in particular sectors of the economy, the Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including information technology, health care and consumer staples sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors.

11

NYLI Fiera SMID Growth Fund

Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

The Fund may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.
Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 2500™ Growth Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective July 21, 2023, the Fiera Capital Small/Mid-Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below prior to July 21, 2023 is that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses other than sales loads (if applicable) of the Fund. The historical performance presented prior to February 12, 2018 reflects the performance of APEXcm Small/Mid-Cap Growth Fund, a former series of The Ultimus Managers Trust (the "Prior Predecessor Fund"). The returns of the Prior Predecessor Fund have not been adjusted to reflect the applicable expenses other than sales loads (if applicable) of the Predecessor Fund or the Fund. The returns prior to February 12, 2018 are based on the previous performance and actual fees and expenses of the Prior Predecessor Fund's sole class of shares (i.e., the Predecessor Fund's Institutional Class shares, which commenced operations on June 29, 2012). The Prior Predecessor Fund's Investor Class shares commenced operations on February 12, 2018.

12

NYLI Fiera SMID Growth Fund

Annual Returns, Class I shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	33.72%
Worst Quarter
2020, Q1	-23.24%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	6/29/2012	5.75%	4.55%	10.81%
Return After Taxes on Distributions
Class I		5.16%	2.87%	8.53%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.84%	3.28%	8.30%
Return Before Taxes
Class A	2/12/2018	-0.36%	4.25%	9.77%
Class C	7/24/2023	3.47%	N/A	5.89%
Class R6	7/24/2023	5.75%	N/A	7.17%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 2500TM Growth Index[2]		10.31%	2.98%	10.55%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Management

New York Life Investment Management LLC serves as the Manager. Fiera Capital, Inc. serves as the Subadvisor. The individuals listed below are primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Fiera Capital Inc.	Sunil M. Reddy, Lead Portfolio Manager	Since 2023
	David Cook, Portfolio Manager	Since 2023

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NYLI Fiera SMID Growth Fund

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. However, for Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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NYLI PineStone U.S. Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.19%	0.30%	0.19%	0.06%
Total Annual Fund Operating Expenses	0.99%	1.85%	0.74%	0.61%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Class A shares in years 9-10. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class R6
		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 645	$ 188	$ 288	$ 76	$ 62
3 Years	$ 848	$ 582	$ 582	$ 237	$ 195
5 Years	$ 1,067	$ 1,001	$ 1,001	$ 411	$ 340
10 Years	$ 1,696	$ 1,944	$ 1,944	$ 918	$ 762
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

PineStone Asset Management Inc., the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing substantially in a portfolio of U.S. equities. The Fund generally expects to focus on issuers with market capitalizations in excess of $5 billion.

The Subadvisor seeks to invest in what it believes are quality companies, i.e., companies that the Subadvisor considers to have, among other things, an ability to generate an elevated level of return on invested capital significantly above the cost of capital.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services Inc.

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NYLI PineStone U.S. Equity Fund

Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stock, preferred stock, convertible securities and depositary receipts.

Investment Process:

In pursuing the Fund’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a portfolio generally ranging from 20 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).

The Subadvisor looks for quality companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:

• Competitive advantage in an industry with high barriers to entry;

• Attractive industry with pricing power, organic growth and limited cyclicality;

• Strong management teams with sound corporate governance;

• History of stable profit margins;

• Solid balance sheet with low leverage; and

• Attractive valuation with a stock price below intrinsic value.

The portfolio management team expects to take a longer-term investment perspective, generally seeking to hold investments in companies for at least 5 years. In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Fund.

The Fund is non-diversified, which means that it may invest a greater amount of its assets in the securities of a single issuer or a small number of issuers than a diversified fund.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services, Inc. The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger

16

NYLI PineStone U.S. Equity Fund

companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Issuer Risk: An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Sector Risk: To the extent the Fund focuses its investments in particular sectors of the economy, the Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer staples sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

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NYLI PineStone U.S. Equity Fund

Effective August 25, 2023, the Fiera Capital U.S. Equity Long-Term Quality Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below prior to August 25, 2023 is that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses of the Fund.

Annual Returns, Class I Shares

(by the calendar year 2020-2025)

Best Quarter
2020, Q2	19.83%
Worst Quarter
2020, Q1	-15.17%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	9/30/2019	7.94%	10.52%	13.72%
Return After Taxes on Distributions
Class I		7.65%	10.12%	13.31%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.91%	8.30%	11.10%
Return Before Taxes
Class A	9/30/2019	1.72%	10.25%	13.44%
Class C	8/28/2023	5.71%	N/A	10.01%
Class R6	8/28/2023	8.03%	N/A	11.35%
Russell 3000® Index[1]		17.15%	13.15%	15.39%
S&P 500® Index[2]		17.88%	14.42%	16.03%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Management

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

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NYLI PineStone U.S. Equity Fund

Subadvisor	Portfolio Managers	Service Date

PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA, CEO & CIO	Since 2023
	Andrew Chan, CIM, Head of Research & Portfolio Manager	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. However, for Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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NYLI PineStone U.S. Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries for effecting transactions in a class of shares of the Fund that has no initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as Class P shares. These fees are not reflected in the fee and expense table or example table below.

Class P
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.61%
Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P	$ 62	$ 195	$ 340	$ 762
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

PineStone Asset Management Inc., the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing substantially in a portfolio of U.S. equities. The Fund generally expects to focus on issuers with market capitalizations in excess of $5 billion.

The Subadvisor seeks to invest in what it believes are quality companies, i.e., companies that the Subadvisor considers to have, among other things, an ability to generate an elevated level of return on invested capital significantly above the cost of capital.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services Inc.

Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stock, preferred stock, convertible securities and depositary receipts.

Investment Process:

In pursuing the Fund’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a portfolio generally ranging from 20 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).

The Subadvisor looks for quality companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:

• Competitive advantage in an industry with high barriers to entry;

• Attractive industry with pricing power, organic growth and limited cyclicality;

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NYLI PineStone U.S. Equity Fund

• Strong management teams with sound corporate governance;

• History of stable profit margins;

• Solid balance sheet with low leverage; and

• Attractive valuation with a stock price below intrinsic value.

The portfolio management team expects to take a longer-term investment perspective, generally seeking to hold investments in companies for at least 5 years. In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Fund.

The Fund is non-diversified, which means that it may invest a greater amount of its assets in the securities of a single issuer or a small number of issuers than a diversified fund.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services, Inc. The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Issuer Risk: An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund.

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NYLI PineStone U.S. Equity Fund

Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Sector Risk: To the extent the Fund focuses its investments in particular sectors of the economy, the Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer staples sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

The following bar chart and table reflect the performance for Class P shares of the Fund.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

22

NYLI PineStone U.S. Equity Fund

Annual Returns, Class P Shares

(by calendar year 2024-2025)

Best Quarter
2024, Q3	8.27%
Worst Quarter
2024, Q4	-2.92%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	Since Inception
Return Before Taxes
Class P	8/28/2023	8.03%	11.35%
Return After Taxes on Distributions
Class P		7.71%	11.00%
Return After Taxes on Distributions and Sale of Fund Shares
Class P		4.98%	8.78%
Russell 3000® Index[1]		17.15%	21.70%
S&P 500® Index[2]		17.88%	22.29%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Management

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA, CEO & CIO	Since 2023
	Andrew Chan, CIM, Head of Research & Portfolio Manager	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO

23

NYLI PineStone U.S. Equity Fund

64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are investing directly with the Fund. An investment minimum of $5,000,000 applies for Class P shares. Class P shares have no subsequent investment minimum.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class P shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class P shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

24

NYLI S&P 500 Index Fund

Investment Objective

The Fund seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%	1.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.16%	0.16%	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	0.50%
Other Expenses	0.10%	0.38%	0.10%	0.08%
Total Annual Fund Operating Expenses	0.51%	0.79%	0.26%	0.74%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.16% on assets up to $2.5 billion; and 0.15% on assets over $2.5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I	SIMPLE
		Class		Class
1 Year	$ 201	$ 180	$ 27	$ 76
3 Years	$ 311	$ 350	$ 84	$ 237
5 Years	$ 431	$ 534	$ 146	$ 411
10 Years	$ 781	$ 1,068	$ 331	$ 918
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in stocks as represented in the Standard & Poor's 500® Index ("S&P 500® Index”) in the same proportion, to the extent feasible.

The Fund may invest up to 20% of its total assets in options and futures contracts to maintain cash reserves, while being fully invested, to facilitate trading or to reduce transaction costs. The Fund may invest in such derivatives to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

25

NYLI S&P 500 Index Fund

Investment Process: New York Life Investment Management LLC (“New York Life Investment Management”) uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500® Index to the extent feasible. From time to time, adjustments may be made in the Fund's holdings because of changes in the composition of the S&P 500® Index. The correlation between the investment performance of the Fund and the S&P 500® Index is expected to be at least 0.95, before charges, fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500® Index.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which it seeks to track.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by New York Life Investment Management may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Manager may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Index Strategy Risk: The Fund employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. If the value of the S&P 500® Index declines, the net asset value of shares of the Fund will also decline. Also, the Fund’s fees and expenses will reduce the Fund’s returns, whereas the S&P 500® Index is not subject to fees and expenses.

Correlation Risk: The ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the S&P 500® Index or the number of shares outstanding for the components of the S&P 500® Index; and timing and amount of purchases and redemptions of the Fund's shares. Therefore, there is no assurance that the investment performance of the Fund will equal or exceed that of the S&P 500® Index.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Derivatives may also increase the expenses of the Fund.

Non-Diversification Risk: The Fund is classified as a diversified open-end management investment company, as defined under the 1940 Act. However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which the Fund seeks to track. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger

26

NYLI S&P 500 Index Fund

percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the S&P 500® Index to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC. The Fund's subadvisor changed again effective June 10, 2022 due to the transition of Francis J. Ok, the Fund's portfolio manager, from MacKay Shields LLC, a former subadvisor, to IndexIQ Advisors LLC, which was a wholly-owned, indirect subsidiary of New York Life Investment Holdings LLC.

Effective August 28, 2024, all investment personnel of IndexIQ Advisors LLC, a former subadvisor, and the day-to-day investment services provided by IndexIQ Advisors LLC to the Fund, were transitioned to New York Life Investment Management LLC.

27

NYLI S&P 500 Index Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	20.45%
Worst Quarter
2020, Q1	-19.61%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	17.56%	14.12%	14.51%
Return After Taxes on Distributions
Class I		17.21%	12.79%	12.26%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.64%	10.99%	11.25%
Return Before Taxes
Class A	1/2/2004	15.50%	13.49%	13.88%
Investor Class	2/28/2008	15.87%	13.40%	13.69%
SIMPLE Class	8/31/2020	17.01%	13.47%	14.12%
S&P 500® Index[1]		17.88%	14.42%	14.82%

1.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

28

NYLI S&P 500 Index Fund

Manager	Portfolio Managers	Service Date

New York Life Investment Management LLC	Francis J. Ok, Managing Director	Since 1996
	Greg Barrato, Director	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A have no subsequent investment minimum. SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

29

NYLI Winslow Large Cap Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R1	Class R2	Class R3	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.25%	0.50%	None	0.50%
Other Expenses	0.09%	0.25%	0.25%	0.09%	0.19%	0.19%	0.19%	0.03%	0.08%
Total Annual Fund Operating Expenses	0.95%	1.11%	1.86%	0.70%	0.80%	1.05%	1.30%	0.64%	1.19%
Waivers / Reimbursements[3]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.94%	1.10%	1.85%	0.69%	0.79%	1.04%	1.29%	0.63%	1.18%
1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $750 million; 0.71% on assets from $750 million to $1 billion; 0.70% on assets from $1 billion to $2 billion; 0.66% on assets from $2 billion to $3 billion; 0.61% on assets from $3 billion to $7 billion; 0.585% on assets from $7 billion to $9 billion; and 0.575% on assets over $9 billion.

3 New York Life Investment Management LLC (”New York Life Investment Management”) has contractually agreed to waive a portion of its management fee for the Fund so that the management fee does not exceed 0.550% on assets from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until February 28, 2027, and shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R1	Class R2	Class R3	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period						Class
1 Year	$ 641	$ 607	$ 188	$ 288	$ 70	$ 81	$ 106	$ 131	$ 64	$ 120
3 Years	$ 835	$ 834	$ 584	$ 584	$ 223	$ 254	$ 333	$ 411	$ 204	$ 377
5 Years	$ 1,046	$ 1,080	$ 1,005	$ 1,005	$ 389	$ 443	$ 578	$ 712	$ 356	$ 653
10 Years	$ 1,651	$ 1,783	$ 1,983	$ 1,983	$ 870	$ 989	$ 1,282	$ 1,567	$ 797	$ 1,442
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

30

NYLI Winslow Large Cap Growth Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in large capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase. Typically, Winslow Capital Management, LLC, the Fund's Subadvisor, invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: The Fund invests in those companies that the Subadvisor believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund, which the Subadvisor defines as the median exchange-traded fund or mutual fund based on performance taking into account the entire U.S. equity exchange-traded fund and mutual fund universe) over the long term. The Subadvisor seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value.

When purchasing stocks for the Fund, the Subadvisor looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm's competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance. As part of its qualitative assessment of each potential investment, the Subadvisor evaluates the company’s non-financial performance among certain environmental, social and governance (“ESG”) factors. The Subadvisor then determines which ESG factors may be material to a company’s future financial performance. This involves an evaluation of how the company integrates particular ESG risks and opportunities into its corporate strategy through, for example, improving governance practices, aligning management team incentives and increasing transparency into its ESG practices. The Subadvisor may give consideration to ESG factors including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy.

ESG factors are evaluated by the Subadvisor based on data provided by independent ESG research vendors. The evaluation of ESG factors is integrated as one of several aspects of the Subadvisor’s investment process and the Subadvisor does not forgo potential investments strictly based on the evaluation of ESG factors.

The Subadvisor takes a "bottom-up" investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions.

Under normal market conditions, the Subadvisor employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Subadvisor.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor will give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

31

NYLI Winslow Large Cap Growth Fund

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and two additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Growth Index and the S&P 500® Index, which are generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

32

NYLI Winslow Large Cap Growth Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	28.27%
Worst Quarter
2022, Q2	-22.24%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/1/2005	14.60%	12.77%	16.22%
Return After Taxes on Distributions
Class I		9.88%	8.73%	12.56%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		11.28%	9.22%	12.34%
Return Before Taxes
Class A	7/1/1995	7.92%	11.22%	15.27%
Investor Class	2/28/2008	8.46%	11.17%	15.13%
Class C	4/1/2005	12.86%	11.48%	14.91%
Class R1	4/1/2005	14.40%	12.64%	16.08%
Class R2	4/1/2005	14.09%	12.37%	15.80%
Class R3	4/28/2006	13.88%	12.10%	15.52%
Class R6	6/17/2013	14.72%	12.86%	16.32%
SIMPLE Class	8/31/2020	13.98%	12.13%	12.12%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Growth Index[2]		18.56%	15.32%	18.13%
S&P 500® Index[3]		17.88%	14.42%	14.82%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

3.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the

33

NYLI Winslow Large Cap Growth Fund

return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Winslow Capital Management, LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Winslow Capital Management, LLC	Justin H. Kelly, Chief Executive Officer & Chief Investment Officer	Since 2005
	Patrick M. Burton, Senior Managing Director	Since 2013
	Steven M. Hamill, Senior Managing Director	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares, Class R1 shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

34

NYLI WMC Enduring Capital Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.12%	0.36%	0.36%	0.12%	0.05%
Total Annual Fund Operating Expenses	0.92%	1.16%	1.91%	0.67%	0.60%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2 The management fee is as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 639	$ 612	$ 194	$ 294	$ 68	$ 61
3 Years	$ 827	$ 850	$ 600	$ 600	$ 214	$ 192
5 Years	$ 1,031	$ 1,106	$ 1,032	$ 1,032	$ 373	$ 335
10 Years	$ 1,619	$ 1,839	$ 2,038	$ 2,038	$ 835	$ 750
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks. The Fund invests in common stocks of U.S. companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies whose stocks are included in the Standard & Poor's 500® Index ("S&P 500® Index”) (which ranged from $5.8 billion to $4.5 trillion as of December 31, 2025) or the Russell 3000® Index (which ranged from $1.3 million to $4.5 trillion as of December 31, 2025). The Fund may also invest in securities of foreign issuers, including securities of emerging market country issuers. An issuer of a security is

35

NYLI WMC Enduring Capital Fund

considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Fund may also invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.

Investment Process: The Subadvisor seeks to identify companies that have a decades-long perspective, and resilient businesses run by owner-minded executives skilled at capital allocation. When purchasing stocks for the Fund, the Subadvisor assesses the strength and resilience of each company’s business, opportunities for growth and investment in the business, management, quality and capital allocation skill and valuation. The Subadvisor may sell a security due to a company’s reduced cash flow resiliency, fewer growth opportunities, or adverse changes to the management team and culture. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from

36

NYLI WMC Enduring Capital Fund

improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the S&P 500® Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies.

37

NYLI WMC Enduring Capital Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	21.45%
Worst Quarter
2020, Q1	-20.70%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/28/2004	-0.36%	8.94%	10.80%
Return After Taxes on Distributions
Class I		-1.35%	7.85%	9.63%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		0.48%	6.82%	8.55%
Return Before Taxes
Class A	6/1/1998	-6.05%	7.45%	9.90%
Investor Class	2/28/2008	-5.80%	7.32%	9.63%
Class C	9/1/1998	-2.51%	7.62%	9.43%
Class R6	4/26/2021	-0.29%	N/A	6.39%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
S&P 500® Index[2]		17.88%	14.42%	14.82%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

38

NYLI WMC Enduring Capital Fund

Management

New York Life Investment Management LLC serves as the Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

Wellington Management Company LLP	Mark A. Whitaker, Senior Managing Director and Equity Portfolio Manager	Since 2021
	Rob Katz, Vice President and Equity Research Analyst	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

39

NYLI WMC Growth Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.09%	0.43%	0.43%	0.09%	0.04%
Total Annual Fund Operating Expenses	1.02%	1.36%	2.11%	0.77%	0.72%
Waivers / Reimbursements[3,4]	0.00%	(0.04)%	(0.04)%	(0.02)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	1.02%	1.32%	2.07%	0.75%	0.72%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 648	$ 628	$ 210	$ 310	$ 77	$ 74
3 Years	$ 857	$ 905	$ 657	$ 657	$ 244	$ 230
5 Years	$ 1,082	$ 1,204	$ 1,130	$ 1,130	$ 426	$ 401
10 Years	$ 1,729	$ 2,050	$ 2,247	$ 2,247	$ 952	$ 894

40

NYLI WMC Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Fund generally considers large capitalization companies to be those with market capitalizations within the range of the Russell 1000® Growth Index at the time of investment (which ranged from $1 billion to $4.5 trillion as of December 31, 2025). Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. The Subadvisor seeks to identify companies that have demonstrated above-average growth in the past, then conduct a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management, and quality balance sheets. The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed by the Subadvisor to have greater estimated upside return potential relative to downside risk. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may

41

NYLI WMC Growth Fund

not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.
Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Growth Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective July 29, 2016, the Fund replaced its subadvisor and modified its principal investment strategies.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisors and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	29.45%
Worst Quarter
2022, Q2	-23.76%

42

NYLI WMC Growth Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	11/2/2009	16.91%	9.90%	13.16%
Return After Taxes on Distributions
Class I		16.06%	8.18%	11.42%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.63%	7.32%	10.29%
Return Before Taxes
Class A	8/7/2006	10.19%	8.35%	12.23%
Investor Class	1/18/2013	10.47%	8.16%	11.92%
Class C	1/18/2013	14.38%	8.45%	11.71%
Class R6	4/26/2021	16.96%	N/A	8.48%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Growth Index[2]		18.56%	15.32%	18.13%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

Wellington Management Company LLP	Clark R. Shields, Senior Managing Director and Equity Portfolio Manager	Since 2023
	Matthew D. Hudson, CFA, Senior Managing Director, Partner and Equity Portfolio Manager	Since 2025
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

43

NYLI WMC Growth Fund

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

44

NYLI WMC Small Companies Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.15%	0.57%	0.57%	0.15%
Total Annual Fund Operating Expenses	1.20%	1.62%	2.37%	0.95%
Waivers / Reimbursements[3]	0.00%	(0.14)%	(0.14)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.20%	1.48%	2.23%	0.95%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

3.  New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 666	$ 643	$ 226	$ 326	$ 97
3 Years	$ 910	$ 973	$ 726	$ 726	$ 303
5 Years	$ 1,173	$ 1,325	$ 1,253	$ 1,253	$ 525
10 Years	$ 1,925	$ 2,315	$ 2,509	$ 2,509	$ 1,166
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

45

NYLI WMC Small Companies Fund

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in the securities of U.S. companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies within the collective range of the Russell 2000® Index and Russell Microcap Index. As of December 31, 2025, companies in the Russell 2000® Index had market capitalizations ranging from $1.3 million to $31.3 billion and the Russell Microcap Index had market capitalizations ranging from $4.9 million to $7.4 billion.

The Fund may also invest up to 10% of its net assets in securities of foreign issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Fund’s subadvisor (the “Subadvisor”), seeks to construct a broadly diversified portfolio across sectors and industries. The Subadvisor predominantly employs a bottom-up fundamental research approach across sectors to identify companies with potential positive changes in their business that the Subadvisor believes may lead to outperformance, while seeking to limit exposure to risk. However, with respect to the biotechnology and pharmaceutical industries, the Subadvisor relies upon a quantitative process to manage the Fund’s exposure. The Subadvisor also seeks to minimize the Fund’s exposure to risk by diversifying the Fund’s investments over securities issued across various industries and sectors. The Subadvisor may consider selling a security if valuation and sentiment indicators suggest the inflection point is being embraced and/or fully valued by the market or if the investment thesis is impaired or no longer valid. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Fund's performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund's performance will reflect, in part, the Subadvisor's ability to make active qualitative decisions. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Micro-Cap, Small-Cap and Mid-Cap Stock Risk: The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than those of other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become. As a result, stocks of micro-capitalization companies share the same risks as stocks of small-capitalization and mid-capitalization companies, however these risks are more pronounced, including that the changes in stock price of micro-capitalization companies can be more sudden or erratic than stock prices of other larger capitalization stocks, especially over the short term.

46

NYLI WMC Small Companies Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 2000® Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

The Fund replaced its subadvisor effective April 1, 2019, and changed its investment objective and principal investment strategies.

Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisors, investment objective and principal investment strategies.

47

NYLI WMC Small Companies Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q4	27.52%
Worst Quarter
2020, Q1	-33.94%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	1/12/1987	12.69%	6.55%	7.15%
Return After Taxes on Distributions
Class I		12.65%	4.58%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		7.54%	4.35%	5.17%
Return Before Taxes
Class A	1/2/2004	6.23%	5.10%	6.28%
Investor Class	2/28/2008	6.52%	4.93%	5.99%
Class C	12/30/2002	10.23%	5.22%	5.80%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 2000® Index[2]		12.81%	6.09%	9.62%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

48

NYLI WMC Small Companies Fund

Management

New York Life Investment Management LLC serves as the Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

Wellington Management Company LLP	Peter W. Carpi, Senior Managing Director and Equity Portfolio Manager	Since 2021
	David B. DuBard, Senior Managing Director and Equity Portfolio Manager*	Since 2023
	Cody Ampomah, Vice President and Equity Research Analyst	Since February 2026

* Effective December 31, 2026, David B. DuBard will retire from Wellington Management Company LLP and will no longer be a portfolio manager of the Fund.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

49

NYLI WMC Value Fund

Investment Objective

The Fund seeks long-term appreciation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.11%	0.32%	0.32%	0.11%	0.04%
Total Annual Fund Operating Expenses	1.02%	1.23%	1.98%	0.77%	0.70%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.07)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.02%	1.23%	1.98%	0.70%	0.70%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life Investment Management will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 648	$ 619	$ 201	$ 301	$ 72	$ 72
3 Years	$ 857	$ 871	$ 621	$ 621	$ 239	$ 224
5 Years	$ 1,082	$ 1,142	$ 1,068	$ 1,068	$ 421	$ 390
10 Years	$ 1,729	$ 1,914	$ 2,113	$ 2,113	$ 948	$ 871
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

50

NYLI WMC Value Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity securities issued by companies of any size or market capitalization range. While the Fund does not limit its investments to issuers within a particular capitalization range, it generally invests in large capitalization companies (as represented by the market capitalization range of the Russell 1000® Index, which ranged from $1 billion to $4.5 trillion as of December 31, 2025). The Fund may invest in securities of foreign issuers, including securities of emerging market country issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Fund may also invest in American Depositary Receipts.

Investment Process: The Subadvisor, seeks to identify companies that are financially sound but temporarily out-of-favor, and that provide above-average potential total returns at below average valuations. The Subadvisor employs a “bottom-up” approach to investment research and seeks to capitalize on investor behavioral biases by investing in companies with an attractive combination of valuation, quality, and capital return, and by taking a long-term view. Quality can be assessed across metrics including free cash flow margin, return on invested capital and net debt to EBITDA (earnings before interest, taxes, depreciation and amortization). The Subadvisor may sell stocks when the Subadvisor’s target price is achieved, the Subadvisor’s fundamental outlook with respect to the stock has changed, or in the event the Subadvisor believes more attractive investment alternatives exist. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisors may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from

51

NYLI WMC Value Fund

improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Value Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

One of the Fund's subadvisors changed effective January 9, 2017, and the Fund's principal investment strategies changed effective February 28, 2017 and March 13, 2017.

Effective April 26, 2021, the Fund replaced both of its subadvisors and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisors and principal investment strategies.

52

NYLI WMC Value Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	22.20%
Worst Quarter
2020, Q1	-25.79%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/21/1971	14.73%	10.94%	12.04%
Return After Taxes on Distributions
Class I		12.68%	7.14%	9.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		9.89%	7.88%	9.20%
Return Before Taxes
Class A	6/9/1999	8.05%	9.35%	11.09%
Investor Class	2/28/2008	8.44%	9.20%	10.83%
Class C	6/9/1999	12.26%	9.49%	10.62%
Class R6	4/26/2021	14.72%	N/A	8.47%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Value Index[2]		15.91%	11.33%	10.53%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

53

NYLI WMC Value Fund

Management

New York Life Investment Management LLC serves as the Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Wellington Management Company LLP	Adam H. Illfelder, Senior Managing Director and Equity Portfolio Manager	Since 2021
	Betsy M. George, Managing Director and Equity Research Analyst	Since 2024
	Ravi Gill, Managing Director and Equity Research Analyst	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

54

NYLI Epoch International Choice Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.50%
Other Expenses	0.15%	0.65%	0.65%	0.15%	0.21%
Total Annual Fund Operating Expenses	1.20%	1.70%	2.45%	0.95%	1.51%
Waivers / Reimbursements[3,4]	0.00%	(0.18)%	(0.19)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	1.20%	1.52%	2.26%	0.95%	1.51%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets over $7.5 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period		Class
1 Year	$ 666	$ 647	$ 229	$ 329	$ 97	$ 154
3 Years	$ 910	$ 992	$ 745	$ 745	$ 303	$ 477
5 Years	$ 1,173	$ 1,361	$ 1,288	$ 1,288	$ 525	$ 824
10 Years	$ 1,925	$ 2,394	$ 2,587	$ 2,587	$ 1,166	$ 1,802

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NYLI Epoch International Choice Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio consisting mostly of foreign equity securities, which may include companies in emerging markets. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in foreign equity securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg, Factset or ICE Data Services Inc. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. Equity securities include common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund will normally invest in companies in at least three countries outside of the United States. Although the Fund is not subject to any additional geographic requirement, the Fund expects that the majority of its investments will be in the developed markets of Canada, Western Europe, Asia and Australasia. The Fund may invest more than 25% of its net assets in securities of companies in each of the United Kingdom and Japan. In order to gain additional exposure to international markets, the Fund may also invest in exchange traded funds ("ETFs"), whose underlying securities are issued by international companies.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that the Subadvisor believes allocate free cash flow effectively to create shareholder value. The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

Material environmental, social and governance ("ESG") factors are identified and monitored by the Subadvisor. Material ESG factors vary by company and industry, but the Subadvisor pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by the Subadvisor in making investment decisions. Material ESG factors are identified and monitored by the Subadvisor through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While the Subadvisor considers ESG factors in the investment decision-making process of the Fund, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security if it sees the investment thesis failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

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NYLI Epoch International Choice Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Fund’s NAVs. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to

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NYLI Epoch International Choice Fund

investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, social, economic, regulatory, geopolitical and other conditions in such country or region, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, such as the United Kingdom or Japan, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI EAFE® Index (Net) to represent a broad measure of market performance, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

The Fund's subadvisor changed effective January 9, 2017, and the Fund's principal investment strategies changed effective March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Fund's prior subadvisor and principal investment strategies.

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NYLI Epoch International Choice Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2022, Q4	17.81%
Worst Quarter
2020, Q1	-21.90%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/31/1997	30.06%	5.93%	6.57%
Return After Taxes on Distributions
Class I		29.63%	5.66%	6.30%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		18.42%	4.75%	5.41%
Return Before Taxes
Class A	9/1/2006	22.59%	4.46%	5.69%
Investor Class	4/29/2008	22.86%	4.26%	5.43%
Class C	9/1/2006	27.33%	4.54%	5.20%
SIMPLE Class	8/31/2020	29.34%	5.24%	6.79%
MSCI EAFE® Index (Net)[1]		31.22%	8.92%	8.18%

1.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

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NYLI Epoch International Choice Fund

Subadvisor	Portfolio Managers	Service Date

Epoch Investment Partners, Inc.	William J. Booth, Managing Director & Chief Investment Officer	Since 2017
	Glen Petraglia, Managing Director	Since 2017
	Nikolay Petrakov, Managing Director	Since 2024
	Wayne Lin, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investments’ systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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NYLI Epoch International Choice Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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NYLI PineStone International Equity Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.20%	0.65%	0.65%	0.19%	0.09%
Total Annual Fund Operating Expenses	1.25%	1.70%	2.45%	0.99%	0.89%
Waivers / Reimbursements[2,3]	(0.05)%	(0.22)%	(0.22)%	(0.14)%	(0.09)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	1.20%	1.48%	2.23%	0.85%	0.80%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 1.20%; Investor Class, 1.54%; Class C, 2.29%; Class I, 0.85%; and Class R6, 0.80%. This agreement will remain in effect until February 28, 2028, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

3.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2028, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Investor Class shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 666	$ 643	$ 226	$ 326	$ 87	$ 82
3 Years	$ 920	$ 989	$ 743	$ 743	$ 301	$ 275
5 Years	$ 1,194	$ 1,357	$ 1,286	$ 1,286	$ 533	$ 484
10 Years	$ 1,974	$ 2,391	$ 2,584	$ 2,584	$ 1,200	$ 1,088
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

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NYLI PineStone International Equity Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

PineStone Asset Management Inc., the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of international equities. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issuers with market capitalization in excess of $5 billion.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Fund will normally invest in equity securities of foreign companies operating in at least three countries other than the United States, including emerging market countries. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services Inc.

In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stock, preferred stock, convertible securities and depositary receipts.

The Fund may from time to time emphasize one or more sectors in selecting its investments, including the consumer staples and industrials sectors. In addition, the Fund may enter into forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Fund may also invest in securities issued by other investment companies.

Investment Process:

In pursuing the Fund’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a portfolio generally ranging from 25 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).

The Subadvisor looks for companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:

• Competitive advantage in an industry with high barriers to entry;

• Attractive industry with pricing power, organic growth and limited cyclicality;

• Strong management teams with sound corporate governance;

• History of stable profit margins;

• Solid balance sheet with low leverage; and

• Attractive valuation with a stock price below intrinsic value.

In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

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Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Issuer Risk: An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event

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that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Derivatives may also increase the expenses of the Fund.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Fund’s NAVs. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Investments in Other Investment Companies Risk: The Fund's investment in another investment company may subject the Fund indirectly to the risks of that investment company. The Fund also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Fund's own fees and expenses.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Sector Risk: To the extent the Fund focuses its investments in particular sectors of the economy, the Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer staples sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Geographic Focus Risk: The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and

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interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (the “EU”) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world.

Industrials Sector Risk: The Fund’s performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of less focused funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions (such as inflation), technological developments, liabilities for environmental damage, general civil liabilities and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in, among other things, the economy, fuel prices, labor agreements and insurance costs.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI EAFE® Index (Net) to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective August 25, 2023, the Fiera Capital International Equity Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below prior to August 25, 2023 is that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses other than sales loads (if applicable) of the Fund.

Annual Returns, Class I Shares

(by calendar year 2018-2025)

Best Quarter
2020, Q2	17.54%
Worst Quarter
2020, Q1	-18.08%

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Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	9/29/2017	11.53%	5.58%	8.38%
Return After Taxes on Distributions
Class I		11.38%	5.51%	8.23%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		7.21%	4.46%	6.83%
Return Before Taxes
Class A	9/29/2017	5.02%	5.29%	8.13%
Investor Class	8/28/2023	5.29%	N/A	7.05%
Class C	8/28/2023	8.98%	N/A	8.59%
Class R6	9/29/2017	11.60%	5.72%	8.56%
MSCI EAFE® Index (Net)[1]		31.22%	8.92%	7.47%

1.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

Management

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA, CEO & CIO	Since 2023
	Andrew Chan, CIM, Head of Research & Portfolio Manager	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments

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are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries for effecting transactions in a class of shares of the Fund that has no initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as Class P shares. These fees are not reflected in the fee and expense table or example table below.

Class P
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.89%
Waivers / Reimbursements[1]	(0.04)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[1]	0.85%

1. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class P shares do not exceed 0.85% of its average daily net assets. This agreement will remain in effect until February 28, 2028, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P	$ 87	$ 276	$ 485	$ 1,089
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

PineStone Asset Management Inc., the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of international equities. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issuers with market capitalization in excess of $5 billion.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Fund will normally invest in equity securities of foreign companies operating in at least three countries other than the United States, including emerging market countries. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services Inc.

In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stock, preferred stock, convertible securities and depositary receipts.

The Fund may from time to time emphasize one or more sectors in selecting its investments, including the consumer staples and industrials sectors. In addition, the Fund may enter into forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s

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securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio. The Fund may also invest in securities issued by other investment companies.

Investment Process:

In pursuing the Fund’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a portfolio generally ranging from 25 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).

The Subadvisor looks for companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:

• Competitive advantage in an industry with high barriers to entry;

• Attractive industry with pricing power, organic growth and limited cyclicality;

• Strong management teams with sound corporate governance;

• History of stable profit margins;

• Solid balance sheet with low leverage; and

• Attractive valuation with a stock price below intrinsic value.

In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Fund.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Issuer Risk: An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures,

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natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Derivatives may also increase the expenses of the Fund.

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NYLI PineStone International Equity Fund

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Fund’s NAVs. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Investments in Other Investment Companies Risk: The Fund's investment in another investment company may subject the Fund indirectly to the risks of that investment company. The Fund also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Fund's own fees and expenses.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Sector Risk: To the extent the Fund focuses its investments in particular sectors of the economy, the Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer staples sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Geographic Focus Risk: The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (the “EU”) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world.

Industrials Sector Risk: The Fund’s performance may be closely tied to the performance of industrials issuers and, as a result, may be more volatile than the performance of less focused funds. The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions (such as inflation), technological developments, liabilities for environmental damage, general civil liabilities and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in, among other things, the economy, fuel prices, labor agreements and insurance costs.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time.

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NYLI PineStone International Equity Fund

Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI EAFE® Index (Net) to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. The following bar chart and table reflect the performance for Class P shares of the Fund.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class P Shares

(by calendar year 2024-2025)

Best Quarter
2025, Q2	7.61%
Worst Quarter
2024, Q4	-8.10%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	Since Inception
Return Before Taxes
Class P	8/28/2023	11.59%	10.15%
Return After Taxes on Distributions
Class P		11.42%	10.04%
Return After Taxes on Distributions and Sale of Fund Shares
Class P		7.26%	7.99%
MSCI EAFE® Index (Net)[1]		31.22%	18.61%

1.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

Management

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

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NYLI PineStone International Equity Fund

PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA, CEO & CIO	Since 2023
	Andrew Chan, CIM, Head of Research & Portfolio Manager	Since 2023
How to Purchase and Sell Shares
You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are investing directly with the Fund. An investment minimum of $5,000,000 applies for Class P shares. Class P shares have no subsequent investment minimum.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class P shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class P shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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NYLI WMC International Research Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.19%	0.64%	0.64%	0.19%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.20%	1.65%	2.40%	0.95%
Waivers / Reimbursements[2,3]	(0.01)%	(0.12)%	(0.12)%	(0.08)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2,3]	1.19%	1.53%	2.28%	0.87%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 1.18% and Class I, 0.86%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

3.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. The agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 665	$ 648	$ 231	$ 331	$ 89
3 Years	$ 909	$ 983	$ 737	$ 737	$ 295
5 Years	$ 1,172	$ 1,341	$ 1,270	$ 1,270	$ 518
10 Years	$ 1,924	$ 2,347	$ 2,541	$ 2,541	$ 1,159

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NYLI WMC International Research Equity Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of foreign companies, including securities of emerging market country issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index.

The Subadvisor seeks to develop a portfolio that is generally broadly diversified across issuers, industries, countries, market capitalizations and styles. The Fund’s portfolio therefore includes stocks that are considered to be either growth stocks or value stocks. The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The Subadvisor will invest in small, mid, and large capitalization companies.

Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Investment Process: The Subadvisor allocates the portfolio’s assets across a variety of industries, selecting companies in each industry based on its proprietary research. In analyzing a prospective investment for the Fund, the Subadvisor utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Subadvisor may consider selling a security when it believes the stock has become overvalued relative to its underlying fundamentals, when the company does not meet the Subadvisor’s expectations or when the Subadvisor believes the underlying thesis for holding the stock has changed. To better assess strategic business issues that impact the performance of a company, the Subadvisor may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. The Subadvisor has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

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NYLI WMC International Research Equity Fund

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

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NYLI WMC International Research Equity Fund

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, economic, regulatory, geopolitical and other conditions in such country or region, and the Fund’s performance will be affected by the conditions, in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Portfolio Turnover Risk: The strategy of the Fund may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Fund. Additionally, a high turnover rate may generate capital gains, (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI EAFE® Index (Net) to represent a broad measure of market performance. The table also includes the average annual returns of the MSCI ACWI® ex USA Index (Net), which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Effective March 5, 2021, the Fund replaced its subadvisors and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisors and principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2022, Q4	17.84%
Worst Quarter
2020, Q1	-24.90%

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NYLI WMC International Research Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	9/28/2007	39.09%	9.57%	5.88%
Return After Taxes on Distributions
Class I		38.03%	9.06%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		23.70%	7.54%	4.47%
Return Before Taxes
Class A	9/28/2007	31.09%	8.05%	5.01%
Investor Class	2/28/2008	31.25%	7.76%	4.73%
Class C	9/28/2007	36.14%	8.07%	4.55%
MSCI EAFE® Index (Net)[1]		31.22%	8.92%	8.18%
MSCI ACWI® ex USA Index (Net)[2]		32.39%	7.91%	8.41%

1.  The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.

2. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Wellington Management Company LLP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Wellington Management Company LLP	Jonathan G. White, Managing Director and Director of Research Portfolios	Since 2021
	Mary L. Pryshlak, Senior Managing Director and Head of Investment Research	Since 2021
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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NYLI WMC International Research Equity Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

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NYLI Candriam Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.49%	0.60%	0.60%	0.50%	0.38%
Total Annual Fund Operating Expenses	1.74%	1.85%	2.60%	1.50%	1.38%
Waivers / Reimbursements[3]	(0.24)%	(0.24)%	(0.24)%	(0.49)%	(0.37)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.50%	1.61%	2.36%	1.01%	1.01%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 1.00% on assets up to $1 billion; and 0.975% on assets over $1 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 1.50%; and Class I, 1.01%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares and Class C shares. In addition, New York Life Investment Management will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 694	$ 656	$ 239	$ 339	$ 103	$ 103
3 Years	$ 1,046	$ 1,030	$ 786	$ 786	$ 426	$ 401
5 Years	$ 1,421	$ 1,429	$ 1,359	$ 1,359	$ 772	$ 720
10 Years	$ 2,470	$ 2,542	$ 2,734	$ 2,734	$ 1,749	$ 1,625
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

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NYLI Candriam Emerging Markets Equity Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 189% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The Fund may invest in securities issued by entities with market capitalizations at the time of investment of $500 million or more. These securities may be denominated in U.S. or non-U.S. currencies. The Fund may also invest in exchange-traded funds (“ETFs”) to obtain this exposure or for other investment purposes. The Fund may also invest in American Depositary Receipts, Global Depositary Receipts and non-voting Depositary Receipts. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

Candriam, the Fund’s Subadvisor, defines emerging market countries as those countries that are included in the MSCI Emerging + Frontier Markets Index.

The Subadvisor determines that an investment is tied economically to an emerging market if such investment satisfies either of the following conditions: (i) the issuer’s primary trading market is in an emerging market, or (ii) the investment is included in an index representative of emerging markets, such as MSCI Emerging + Frontier Markets Index.

At times, the Fund might increase the relative exposure to investments in a particular region or country. The Fund may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments, such as cash and cash equivalents.

The Fund may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards.

Investment Process: The Subadvisor seeks to create medium to longer-term capital appreciation through investments in emerging market companies that are considered to generate high, and growing, levels of profits by constructing a diversified, conviction based portfolio, aiming for consistent risk-adjusted returns greater than the MSCI Emerging Markets Index.

Investment opportunities are identified via a thematic approach, which seeks to identify and analyze investable longer term structural trends as well as shorter term local and global trends, combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends relative to their country and/or sector. Additionally, this proprietary quantitative screening platform also seeks to limit exposure to industries which do not satisfy the Subadvisor’s environmental, social or governance (“ESG”) criteria such as certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons. By incorporating ESG criteria within the investment process, the Subadvisor identifies other factors that may influence a company's value and competitiveness over the medium- and long-term, which are not always immediately obvious in traditional financial analyses. External factors such as CO2 costs or health and safety standards affect most companies, either positively or negatively, when integrated into their economic model. Some factors offer a new opportunity while others are considered a threat to the business model.

ESG factors are evaluated by the Subadvisor based on data provided by its dedicated and independent ESG research team. The ESG research team conducts an ESG assessment of companies by their potential ability to create value by integrating sustainability into their business activities and the interest of stakeholders within their operating and financial managerial processes. The business activities analysis assesses how companies are exposed to major long-term ESG trends that can strongly influence the environment in which they operate and that may shape their future market challenges and long-term growth. The relationships with stakeholders give rise to opportunities as well as risks, and are therefore determinants of long-term value. The Subadvisor evaluates the extent to which each company incorporates the interests of stakeholders in its long-term strategy.

The ESG assessment is a contributing factor to determine the final assessment of a company, which in turn will determine the weighting of this position in the portfolio.

Finally, the Subadvisor applies a norms-based and controversial activities filter to exclude companies which may represent high risk due to a violation of UN Global Compact principles and exposed to highly controversial activities such as armament, tobacco and thermal coal.

The Subadvisor considers sector, currency, regional and country deviations relative to the MSCI Emerging Markets Index when making investment decisions for the Fund. The Subadvisor seeks to reduce risk by investing in securities of a large number of issuers across markets, sectors and countries.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

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NYLI Candriam Emerging Markets Equity Fund

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Fund's performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund's performance will reflect, in part, the Subadvisor's ability to make active qualitative decisions. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark. In addition, the Subadvisor's exclusionary ESG screen may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

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NYLI Candriam Emerging Markets Equity Fund

Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, social, economic, regulatory, geopolitical and other conditions in such country or region, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its

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NYLI Candriam Emerging Markets Equity Fund

investments in a particular country or region, such as mainland China or Hong Kong, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Portfolio Turnover Risk: The strategy of the Fund may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Fund. Additionally, a high turnover rate may generate capital gains, (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI Emerging Markets Index (Net) to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2018-2025)

Best Quarter
2020, Q2	25.57%
Worst Quarter
2020, Q1	-20.78%

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NYLI Candriam Emerging Markets Equity Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	11/15/2017	35.63%	2.58%	5.14%
Return After Taxes on Distributions
Class I		34.01%	2.53%	5.10%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		22.50%	2.32%	4.34%
Return Before Taxes
Class A	11/15/2017	27.70%	1.08%	4.05%
Investor Class	11/15/2017	28.32%	1.03%	3.92%
Class C	11/15/2017	32.96%	1.31%	3.87%
Class R6	11/15/2017	35.73%	2.58%	5.15%
MSCI Emerging Markets Index (Net)[1]		33.57%	4.20%	5.43%

1.  The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Candriam serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Candriam	Paulo Salazar, Head of Emerging Markets Equity Management	Since 2021
	Philip Screve, Senior Fund Manager	Since 2017
	Lamine Saidi, Senior Fund Manager	Since 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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NYLI Candriam Emerging Markets Equity Fund

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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NYLI Epoch Capital Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.25%	0.42%	0.41%	0.25%
Total Annual Fund Operating Expenses	1.25%	1.42%	2.16%	1.00%
Waivers / Reimbursements[2]	(0.10)%	0.00%	0.00%	(0.10)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.15%	1.42%	2.16%	0.90%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 661	$ 637	$ 219	$ 319	$ 92
3 Years	$ 915	$ 927	$ 676	$ 676	$ 308
5 Years	$ 1,189	$ 1,238	$ 1,159	$ 1,159	$ 543
10 Years	$ 1,970	$ 2,117	$ 2,305	$ 2,305	$ 1,216
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

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NYLI Epoch Capital Growth Fund

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the United States, that have a history of earning a high return on their invested capital relative to their cost of capital and that have positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of companies across all market capitalizations. Equity securities include, among others, common stocks, depositary receipts, master limited partnerships, real estate investment trusts, warrants, and rights. The Fund may invest up to 20% of its net assets in securities issued by companies in emerging markets as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when it believes those securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount (ranging from 20% to 60%) of its net assets in foreign securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg, Factset or ICE Data Services Inc. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Fund will normally invest in companies in at least three countries outside of the United States. The Fund does not have any explicit limits on the weighting within any individual country or sector.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and, in the view of the Subadvisor, allocates free cash flow effectively to grow the value of the company. Free cash flow is the cash generated by a company’s operations, minus cash taxes paid and all planned capital expenditures.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to reinvest it in a way that generates a return on investment that is greater than the firm's cost of capital.

Material environmental, social and governance ("ESG") factors are identified and monitored by the Subadvisor. Material ESG factors vary by company and industry, but the Subadvisor pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by the Subadvisor in making investment decisions. Material ESG factors are identified and monitored by the Subadvisor through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While the Subadvisor considers ESG factors in the investment decision-making process of the Fund, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater

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NYLI Epoch Capital Growth Fund

price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Geographic Focus Risk: Issuers that operate in a single country, a small number of countries, or a particular geographic region can be affected similarly by the market, currency, political, social, economic, regulatory, geopolitical and other conditions in such country or region, and the Fund’s performance will be affected by the conditions in the countries or regions to which the Fund is exposed. To the extent the Fund focuses its investments in a particular country or region, its performance will be more susceptible to adverse developments in such country or region than a more geographically diversified fund.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, decline in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may

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NYLI Epoch Capital Growth Fund

experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk.

Master Limited Partnerships ("MLPs") and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies as well as risks relating to transportation, storage and delivery, slowdowns in new construction, extreme weather or other natural disasters and threats of attack by terrorists on energy assets. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are generally considered interest-rate sensitive investments. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI World Index (Net) to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

91

NYLI Epoch Capital Growth Fund

Annual Returns, Class I Shares

(by calendar year 2017-2025)

Best Quarter
2020, Q2	22.42%
Worst Quarter
2020, Q1	-15.31%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	6/30/2016	13.74%	10.74%	13.60%
Return After Taxes on Distributions
Class I		11.64%	8.58%	11.43%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		9.64%	8.04%	10.68%
Return Before Taxes
Class A	6/30/2016	7.22%	9.22%	12.65%
Investor Class	6/30/2016	7.43%	9.02%	12.38%
Class C	6/30/2016	11.28%	9.34%	12.22%
MSCI World Index (Net)[1]		21.09%	12.15%	12.77%

1. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

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NYLI Epoch Capital Growth Fund

Subadvisor	Portfolio Managers	Service Date

Epoch Investment Partners, Inc.	Steven D. Bleiberg, Managing Director	Since 2016
	David J. Siino, Managing Director	Since 2016
	Lin Lin, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan. Class A shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

93

NYLI Epoch Global Equity Yield Fund

Investment Objective

The Fund seeks a high level of income. Capital appreciation is a secondary investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.18%	0.22%	0.22%	0.18%	0.06%
Total Annual Fund Operating Expenses	1.13%	1.17%	1.92%	0.88%	0.76%
Waivers / Reimbursements[2]	(0.04)%	0.00%	(0.08)%	(0.04)%	(0.02)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.09%	1.17%	1.84%	0.84%	0.74%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 655	$ 613	$ 187	$ 287	$ 86	$ 76
3 Years	$ 886	$ 853	$ 595	$ 595	$ 277	$ 241
5 Years	$ 1,134	$ 1,111	$ 1,029	$ 1,029	$ 484	$ 420
10 Years	$ 1,846	$ 1,849	$ 2,042	$ 2,042	$ 1,081	$ 940
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

94

NYLI Epoch Global Equity Yield Fund

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the United States, that have a history of attractive dividend yields and positive growth in operating cash flow. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying companies across all market capitalizations. Equity securities include common stocks and depositary receipts. The Fund may invest up to 20% of its net assets in securities issued by companies in emerging markets, as determined by the Fund's Subadvisor, Epoch Investment Partners, Inc., when it believes those securities represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. and non-U.S. currencies. Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in securities of foreign issuers. It is possible that conditions that are not favorable (where investments in securities of foreign issuers may be as low as 30%) may continue for extended periods of time. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg, Factset or ICE Data Services Inc. The Fund will normally invest in companies in at least three countries outside of the United States. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index. The Fund seeks a dividend yield greater than the dividend yield of the MSCI World Index.

Investment Process: The Subadvisor invests primarily in companies that generate increasing levels of free cash flow and have management teams that the Subadvisor believes allocate free cash flow effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

Material environmental, social and governance ("ESG") factors are identified and monitored by the Subadvisor. Material ESG factors vary by company and industry, but the Subadvisor pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by the Subadvisor in making investment decisions. Material ESG factors are identified and monitored by the Subadvisor through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While the Subadvisor considers ESG factors in the investment decision-making process of the Fund, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

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NYLI Epoch Global Equity Yield Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Dividend-Paying Stock Risk: Emphasis on equity and equity-related securities that produce income or other distributions involves the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received may not qualify as income for Fund investors.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less

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government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI World Index (Net) to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests. The table also includes the average annual returns of the Global Equity Yield Composite Index as an additional index.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2022, Q4	14.66%
Worst Quarter
2020, Q1	-24.74%

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NYLI Epoch Global Equity Yield Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	12/27/2005	22.06%	11.97%	9.09%
Return After Taxes on Distributions
Class I		19.74%	10.61%	7.89%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		14.60%	9.35%	7.17%
Return Before Taxes
Class A	8/2/2006	15.04%	10.44%	8.21%
Investor Class	11/16/2009	15.63%	10.48%	8.17%
Class C	11/16/2009	19.87%	10.86%	8.01%
Class R6	6/17/2013	22.19%	12.08%	9.08%
MSCI World Index (Net)[1]		21.09%	12.15%	12.17%
Global Equity Yield Composite Index[2]		15.36%	7.96%	8.26%

1. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large- and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints).

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

Epoch Investment Partners, Inc.	Kera Van Valen, Managing Director	Since 2014
	Michael Jin, Managing Director	Since 2024
	Lin Lin, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

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NYLI Epoch Global Equity Yield Fund

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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NYLI PineStone Global Equity Fund

Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 142 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.58%	0.79%	0.57%	0.55%
Total Annual Fund Operating Expenses	1.63%	2.59%	1.37%	1.35%
Waivers / Reimbursements[2]	(0.53)%	(0.59)%	(0.52)%	(0.51)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	1.10%	2.00%	0.85%	0.84%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 1.10%; Class C, 2.00%; Class I, 0.85%; and Class R6, 0.84%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Class A shares in years 9-10. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class R6
		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 656	$ 203	$ 303	$ 87	$ 86
3 Years	$ 987	$ 749	$ 749	$ 383	$ 377
5 Years	$ 1,341	$ 1,323	$ 1,323	$ 700	$ 691
10 Years	$ 2,334	$ 2,645	$ 2,645	$ 1,601	$ 1,579
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

PineStone Asset Management Inc., the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of global equities, which may include companies in emerging markets. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issuers with market capitalization in excess of $5 billion.

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NYLI PineStone Global Equity Fund

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal circumstances, the Fund generally invests at least 40% of its net assets in foreign companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services Inc. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index.

From time to time, the Fund may focus its foreign investments in Europe.

The Fund may from time to time emphasize one or more sectors in selecting its investments, including the consumer staples sector.

In addition, the Fund may enter into forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.

Investment Process: In pursuing the Fund’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a relatively focused portfolio generally ranging from 25 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).

The Subadvisor looks for companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:

• Competitive advantage in an industry with high barriers to entry;

• Strong management teams with sound corporate governance;

• A history of stable profit margins; and

• Solid balance sheet with low leverage.

In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Fund.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from

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improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Issuer Risk: An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Derivatives may also increase the expenses of the Fund.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Fund’s NAVs. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Sector Risk: To the extent the Fund focuses its investments in particular sectors of the economy, the Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer staples sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Geographic Focus Risk: The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (the “EU”) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI World Index (Net) to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

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Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective August 25, 2023, the Fiera Capital Global Equity Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below prior to August 25, 2023 is that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses other than sales loads (if applicable) of the Fund.

Annual Returns, Class I Shares

(by calendar year 2018-2025)

Best Quarter
2019, Q1	16.03%
Worst Quarter
2020, Q1	-17.66%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/28/2017	15.15%	9.31%	12.47%
Return After Taxes on Distributions
Class I		12.92%	8.07%	11.55%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.56%	7.22%	10.18%
Return Before Taxes
Class A	4/28/2017	8.59%	9.04%	12.19%
Class C	8/28/2023	12.85%	N/A	12.62%
Class R6	8/28/2023	15.19%	N/A	13.92%
MSCI World Index (Net)[1]		21.09%	12.15%	12.22%

1.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

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Management

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA, CEO & CIO	Since 2023
	Andrew Chan, CIM, Head of Research & Portfolio Manager	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. However, for Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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Investment Objective

The Fund seeks capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries for effecting transactions in a class of shares of the Fund that has no initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution, such as Class P shares. These fees are not reflected in the fee and expense table or example table below.

Class P
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.80%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.54%
Total Annual Fund Operating Expenses	1.34%
Waivers / Reimbursements[1]	(0.49)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[1]	0.85%

1. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class P shares do not exceed 0.85% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P	$ 87	$ 376	$ 687	$ 1,570
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

PineStone Asset Management Inc., the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of global equities, which may include companies in emerging markets. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issuers with market capitalization in excess of $5 billion.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal circumstances, the Fund generally invests at least 40% of its net assets in foreign companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg, Factset or ICE Data Services Inc. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. The Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index.

From time to time, the Fund may focus its foreign investments in Europe.

The Fund may from time to time emphasize one or more sectors in selecting its investments, including the consumer staples sector.

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In addition, the Fund may enter into forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.

Investment Process: In pursuing the Fund’s investment objective, the Subadvisor employs a bottom-up stock selection approach which results in a relatively focused portfolio generally ranging from 25 to 45 companies. A bottom-up stock selection approach focuses on the analysis of individual stocks (microeconomic factors) as opposed to the significance of economic cycles and market cycles (macroeconomic factors).

The Subadvisor looks for companies that have growth potential that are believed to be trading at attractive valuations. In doing so, the Subadvisor focuses on companies believed by the portfolio management team to have the following characteristics, among others:

• Competitive advantage in an industry with high barriers to entry;

• Strong management teams with sound corporate governance;

• A history of stable profit margins; and

• Solid balance sheet with low leverage.

In evaluating whether to sell a security, the Subadvisor considers, among other factors, whether in its view the company no longer continues to meet the standards described above and/or the Subadvisor believes there are more attractive opportunities available for investment by the Fund.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Issuer Risk: An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

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NYLI PineStone Global Equity Fund

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Derivatives may also increase the expenses of the Fund.

Focused Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of the Fund’s NAVs. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is invested more broadly.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more

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subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance.

Sector Risk: To the extent the Fund focuses its investments in particular sectors of the economy, the Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market.

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer staples sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may also be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Performance of companies in the consumer staples sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, inflation (or the expectation of inflation), consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector are also affected by changes in government regulation, global economic, environmental and political events, and economic conditions.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Preferred stock may also be subject to greater credit risk or other risks, such as risks related to limited voting rights, liquidity, regulatory changes and special redemption rights. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Geographic Focus Risk: The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single European Union (the “EU”) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI World Index to represent a broad measure of market performance and is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. The following bar chart and table reflect the performance for Class P shares of the Fund.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

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Annual Returns, Class P

(by calendar year 2024-2025)

Best Quarter
2025, Q2	7.47%
Worst Quarter
2024, Q4	-3.09%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	Since Inception
Return Before Taxes
Class P	8/28/2023	15.21%	13.95%
Return After Taxes on Distributions
Class P		13.03%	12.27%
Return After Taxes on Distributions and Sale of Fund Shares
Class P		10.56%	10.76%
MSCI World Index (Net)[1]		21.09%	21.22%

1.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Management

New York Life Investment Management LLC serves as the Manager. PineStone Asset Management Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

PineStone Asset Management Inc.	Nadim Rizk, MBA, CFA, CEO & CIO	Since 2023
	Andrew Chan, M.Sc., Portfolio Manager	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

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NYLI PineStone Global Equity Fund

Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are investing directly with the Fund. An investment minimum of $5,000,000 applies for Class P shares. Class P shares have no subsequent investment minimum.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class P shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class P shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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More About Investment Strategies and Risks

Information about each Fund's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. Not all investments/strategies of the Funds may be described in this Prospectus.

Investment Policies and Objectives

Certain Funds have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Statement of Additional Information. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is “non-fundamental,” which means that it may be changed without shareholder approval. The Funds have adopted a policy to provide each Fund's shareholders with at least 60 days' prior notice of any change in the Fund’s non-fundamental investment policy with respect to investments of the type suggested by its name. For additional information, please see the SAI.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including exchange-traded funds that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

For a discussion on how a Fund will determine if an issuer is U.S. or foreign, please see Foreign Securities and Currencies Risk below.

Russian Securities Risk

Until further notice, no Fund will purchase securities of Russian issuers.

AI Risk

As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decision capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence ("AI") on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Additionally, the use of and advancements in AI and other technologies may result in the introduction of inaccurate, biased, or otherwise faulty outputs and security vulnerabilities, which can go undetected. The increasingly widespread use of AI by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. Malicious actors also may use AI for fraud, hacking, or market manipulation. Issuers that engage in artificial intelligence-related businesses or that simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks.

Cryptocurrencies and Digital Assets Risk

The increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the investments made by a Fund, even indirectly. Issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, errors, and losses related to cyber incidents. Cryptocurrencies and digital assets lack centralized oversight, which can increase these risks. In addition, the prices of securities issued by companies in these market segments are subject to increased volatility, potentially rapid changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, a Fund may be adversely affected by developments impacting these issuers.

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Additional Information About Risks

The principal risks of investing in the Funds are described below, which may result in a loss of your investment. As indicated in the table below, not all of these risks are principal risks of investing in each Fund. The Funds may be subject to risks to different degrees. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. There can be no assurance that a Fund will achieve its investment objective.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the SAI. The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

x Principal Risk • Additional Risk	NYLI Epoch U.S. Equity Yield Fund	NYLI Fiera SMID Growth Fund	NYLI PineStone U.S. Equity Fund	NYLI S&P 500 Index Fund	NYLI Winslow Large Cap Growth Fund	NYLI WMC Enduring Capital Fund	NYLI WMC Growth Fund	NYLI WMC Small Companies Fund
Closed-End Funds Risk	•			•	•	•	•	•
Consumer Staples Sector Risk		x	x
Convertible Securities Risk			x
Correlation Risk				x
Debt or Fixed-Income Securities Risk		•	•
Depositary Receipts Risk		x	x
Derivative Transactions Risk	•		•	x	•		•
Dividend-Paying Stocks Risk	x			•	•		•
Emerging Markets Risk	•		•		•	x	•
Equity Securities Risk	x	x	x	x	x	x	x	x
ESG Considerations Risk	•				•	•	•	•
Exchange-Traded Funds Risk	•	x	•	•				•
Financial Sector Risk	•			•	•	•	•	•
Focused Portfolio Risk			•
Foreign Securities and Currencies Risk	x	x	•		x	x	•	x
Futures Transactions Risk	•			•	•		•
Geographic Focus Risk		•	•			•	•	•
Greater China Risk						•
Growth Stocks Risk	•	x	•		x	x	x	x
Increase in Expenses Risk	•	•	•	•	•	•	•	•
Index Strategy Risk				x
Industrials Sector Risk			•
Inflation Risk	•	•	•	•	•	•	•	•
Initial Public Offerings Risk	•	•			•	•	•	•
Investments in Other Investment Companies Risk	•		•	•	•	•	•	•
Issuer Risk		x	x
Large Investments or Redemptions by Shareholders Risk	•	•	•	•	•	•	•	•
Lending of Portfolio Securities Risk	•	•	•	•	•	•	•	•
Liquidity and Valuation Risk	•	•	•		•	•	•	•
Loan Participation Interests Risk
Market Capitalization Risk	x	x	x	x	x	x	x	x
Market Risk	x	x	x	x	x	x	x	x
Master Limited Partnerships Risk	•					•	•	•
Non-Diversification Risk			x	x
Operational and Cyber Security Risk	•	•	•	•	•	•	•	•
Options Risk	•			•	•		•
Portfolio Management Risk	x	x	x	x	x	x	x	x
Portfolio Turnover Risk
Preferred Stock Risk			x
Real Estate Investment Trusts Risk	•	•				x
Regulatory Risk	•	•	•	x	•	•	•	•

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x Principal Risk • Additional Risk	NYLI Epoch U.S. Equity Yield Fund	NYLI Fiera SMID Growth Fund	NYLI PineStone U.S. Equity Fund	NYLI S&P 500 Index Fund	NYLI Winslow Large Cap Growth Fund	NYLI WMC Enduring Capital Fund	NYLI WMC Growth Fund	NYLI WMC Small Companies Fund
Repurchase Agreements Risk		•
Restricted Securities Risk		•	•
Rights and Warrants Risk			•
Risk Management Techniques Risk	•	•			•	•	•	•
Sector Risk		x	x
Short Selling Risk	•				•		•
Swap Agreements Risk	•			•	•		•
Tax Risk	•	•		•	•	•	•	•
Technology Stock Risk	•	x		•	•	•	•	•
Temporary Defensive Investments Risk	•	•	•	•	•	•	•	•
U.S. Government Securities Risk	•	•		•	•		•
Value Stocks Risk	x				•	x		x
When-Issued Securities and Forward Commitments Risk		•	•
Zero Coupon and Payment-in-Kind Bonds Risk			•

x Principal Risk • Additional Risk	NYLI WMC Value Fund	NYLI Epoch International Choice Fund	NYLI PineStone International Equity Fund	NYLI WMC International Research Equity Fund	NYLI Candriam Emerging Markets Equity Fund	NYLI Epoch Capital Growth Fund	NYLI Epoch Global Equity Yield Fund	NYLI PineStone Global Equity Fund
Closed-End Funds Risk	•	•		•	•	•	•
Consumer Staples Sector Risk			x					x
Convertible Securities Risk	•	x	x	x				x
Correlation Risk
Debt or Fixed-Income Securities Risk	•	•	•	•				•
Depositary Receipts Risk	x	x	x	x	x	x	x	x
Derivative Transactions Risks		•	x	•	x	•	•	x
Dividend-Paying Stocks Risk	•	•			•	•	x
Emerging Markets Risk	x	x	x	x	x	x	x	x
Equity Securities Risk	x	x	x	x	x	x	x	x
ESG Considerations Risk	•	•		•	•	•	•
Exchange-Traded Funds Risk		x	•	•	x			•
Financial Sector Risk	•	•		•	•	•	•
Focused Portfolio Risk		x	x					x
Foreign Securities and Currencies Risk	x	x	x	x	x	x	x	x
Futures Transactions Risk				•	•
Geographic Focus Risk	•	x	x	x	x	x	•	x
Greater China Risk	•	•		•	•	•	•
Growth Stocks Risk	•	x	•	x	x	x	•	•
Increase in Expenses Risk	•	•	•	•	•	•	•	•
Index Strategy Risk
Industrials Sector Risk			x					•
Inflation Risk	•	•	•	•	•	•	•	•
Initial Public Offerings Risk	•	•		•	•	•	•
Issuer Risk			x					x
Investments in Other Investment Companies Risk	•	•	x	•	•	•	•	•
Large Investments or Redemptions by Shareholders Risk	•	•	•	•	•	•	•	•
Lending of Portfolio Securities Risk	•	•	•	•	•	•	•	•
Liquidity and Valuation Risk	•	x	x	•	x	x	x	x
Loan Participation Interests Risk

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x Principal Risk • Additional Risk	NYLI WMC Value Fund	NYLI Epoch International Choice Fund	NYLI PineStone International Equity Fund	NYLI WMC International Research Equity Fund	NYLI Candriam Emerging Markets Equity Fund	NYLI Epoch Capital Growth Fund	NYLI Epoch Global Equity Yield Fund	NYLI PineStone Global Equity Fund
Market Capitalization Risk	x	x	x	x	x	x	x	x
Market Risk	x	x	x	x	x	x	x	x
Master Limited Partnerships Risk	•			•		x	•
Operational and Cyber Security Risk	•	•	•	•	•	•	•	•
Options Risk				•	•
Portfolio Management Risk	x	x	x	x	x	x	x	x
Preferred Stock Risk			x					x
Portfolio Turnover Risk				x	x
Real Estate Investment Trusts Risk		•			•	x	•
Regulatory Risk	•	x	•	x	x	•	•	•
Restricted Securities Risk			•	•	•	•		•
Rights and Warrants Risk		x	•			x		•
Risk Management Techniques Risk	•	•		•	•	•	•
Sector Risk			x					x
Short Selling Risk		•		•	•	•	•
Swap Agreements Risk				•	•
Tax Risk	•	•		•	•	•	•
Technology Stock Risk	•	•		•	•	•	•
Temporary Defensive Investments Risk	•	•	•	•	•	•	•	•
U.S. Government Securities Risk					•
Value Stocks Risk	x	x		x	•	•	x
When-Issued Securities and Forward Commitments Risk			•					•
Zero Coupon and Payment-in-Kind Bonds Risk			•					•

Closed-End Funds Risk

Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Listed closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the closed-end fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to their purchase. Closed-end funds may trade infrequently and with small volume, which may make it difficult to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Additionally, activist investment firms may target closed-end funds, exploiting the discount between their market price and their NAV to purchase shares in order to accumulate large stakes in these funds. These activist firms oftentimes then pressure fund management to take action, such as tender offers, share buybacks or fund liquidations, that result in the share price converging with the NAV to generate short-term profits. If a closed-end fund is targeted by an activist investment firm, the closed-end fund may not be able to meet its investment objective. Additionally, a closed-end fund’s other expenses, including expenses relating to proxy solicitation, shareholder communications and special meetings as well as legal and litigation costs, could increase as a result of an activist campaign.

Consumer Staples Sector Risk

To the extent the Fund invests in companies in the consumer staples sector, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the consumer staples sector. Investments in the consumer staples sector involve risks associated with companies that manufacture products and provide staples services directly to the consumer. Investments in the consumer staples sector may be adversely affected by, among other things, fluctuations in supply and demand, disruptions in supply chains, product obsolescence, product liability claims, changes in regulations, domestic and global economic conditions, consumer spending, competition, demographics, consumer preferences and production spending, and environmental and political events.

Convertible Securities Risk

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to

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exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Correlation Risk

There is no assurance that the investment performance of the NYLI S&P 500 Index Fund will equal or exceed that of the S&P 500® Index. If the value of the S&P 500® Index declines, the NAV of shares of the S&P 500® Index Fund is also likely to decline. The Fund's ability to track the S&P 500® Index may be affected by, among other things, transaction costs; changes in either the composition of the Index or the number of shares of common stock outstanding for the components of the Index; and timing and amount of purchases and redemptions of the Fund's shares.

Debt or Fixed-Income Securities Risk

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of an investment. Moreover, during adverse economic conditions and in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult to sell the instrument at an advantageous price or time. The downgrade of the credit rating of a security or of the issuer of a security held by a Fund may decrease its value and liquidity. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yields between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s investments. Credit spreads often increase more for lower-rated and unrated securities than for investment grade securities.

• Maturity risk: Maturity is the average expected repayment date of a Fund's portfolio, taking into account the expected final repayment dates of the securities in the portfolio. A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a previously-issued debt security goes down and when interest rates go down, the value of a previously-issued debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. A Fund may also be subject to heightened interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve

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adjusts a quantitative easing program and/or changes rates. For more information on risks associated with inflation, please see “Inflation Risk.”

Changing interest rates (or the expectation of such changes) may have unpredictable effects on markets, including market volatility, and may adversely affect performance. A low or negative interest rate environment may pose additional risks because low or negative yields on portfolio holdings may have an adverse impact on the Fund's ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. Should interest rates decrease, investments in certain variable-rate and fixed-rate debt securities may be adversely affected. Additionally, short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument's duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Fund may also suffer from the inability to reinvest in higher yielding securities. An issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms.

Debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund’s susceptibility to changes in interest rates. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if the interest rates rose by one percentage point.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Depositary Receipts Risk

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.

Derivative Transactions Risk

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which a Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each

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participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income, or result in the deferral of losses, that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders.

Trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to invest in derivatives, short sales and similar financing transactions, limit a Fund's ability to employ certain strategies that use these instruments and/or adversely affect a Fund's efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Future regulatory developments may impact a Fund's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

Dividend-Paying Stocks Risk

Dividend-paying stocks may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Fund to produce current income while remaining fully diversified. Equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The distributions received by a Fund may not qualify as income for Fund investors.

Emerging Markets Risk

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping, corporate governance and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging market countries have pervasive corruption and crime that may hinder investments. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. Certain emerging markets may also face other significant internal or external risks, including the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect investments in these countries or regions. National policies (including sanctions programs) that may limit investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, a Fund faces the risk of being

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unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Standard securities settlement cycles applicable to foreign investments may be longer than in the U.S. Longer foreign settlement cycles may subject a Fund's trades in foreign investments to an increased risk of operational errors and may require a Fund or its counterparties to pre-fund certain transactions, which may increase the costs to the Fund.

Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.

Equity Securities Risk

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

ESG Considerations Risk

With respect to certain Funds, the following Subadvisors generally give consideration to environmental, social, and/or governance (“ESG”) criteria when evaluating investment opportunities for those Funds, consistent with each Fund's investment objective and Principal Investment Strategies. Certain criteria that may be used by these Subadvisors are described below. The application of ESG criteria may result in a Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than the Fund's benchmark or other funds and strategies in the Fund's peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect a Fund’s performance.

• Candriam: Candriam may give consideration to ESG criteria such as sector, currency, region, certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons.

• Epoch Investment Partners, Inc. (“Epoch”): Epoch may give consideration to ESG criteria including, but not limited to, climate change and carbon footprint, and corporate governance practices, such as board expertise, risk oversight, and renumeration.

• Wellington Management Company LLP (“Wellington”): Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

• Winslow Capital Management, LLC (“Winslow”): Winslow may give consideration to ESG criteria including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy.

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Exchange-Traded Funds (“ETFs”) Risk

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investment Management. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs could result in losses on investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by a Fund. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Financial Sector Risk

To the extent a Fund invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, changes in fiscal and monetary policies, bank failures and adverse conditions in other related markets.

Focused Portfolio Risk

Certain Funds may invest in relatively few holdings, which may lead to a larger percentage of such Funds’ assets to be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility of a Fund’s NAV. A Fund that invests in relatively few holdings will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a Fund that is invested more broadly.

Foreign Securities and Currencies Risk

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Generally, a Fund will rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, although it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investment Management and could include, but would not be limited to, instances where a Fund's manager or subadvisor disagrees with the designation of the primary stock exchange on which a dual listed issuer trades. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Additionally, to the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market). There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global

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developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Economic sanctions and other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and may result in economic disruptions in the sanctioned country or throughout the world. When the United States is a significant trading partner of a foreign country in which a Fund may invest or to which the Fund may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or other similar measures. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund's liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The type and severity of sanctions and other measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict.

Many foreign securities are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. A Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Fund's ability to convert currencies. A Fund's manager or subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions Risk

Purchasing and selling single stock futures or stock index futures may be used to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on its ability to invest in foreign currencies, a Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, a Fund also may enter into futures contracts traded on foreign futures exchanges.

Purchasing and selling futures contracts on debt securities and on indices of debt securities may be used in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. Such futures contracts may also be used for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

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Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Fund's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed.

For example, investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

Greater China Risk

Investing in securities of issuers located in or economically tied to mainland China, Hong Kong or Taiwan ("Greater China") involves certain risks and considerations, including, more frequent trading suspensions (by the government or the issuer itself), government interventions, nationalization of assets, currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations and custody risks. Investments in China involve risk of a total loss due to government action or inaction or other adverse circumstances. Investing in China presents other risks, such as, without limitation, inefficiencies from erratic growth, the unavailability of reliable economic or financial data, potentially high rates of inflation, relatively high levels of asset price volatility, potential shortage of liquidity and limited accessibility by foreign investors, greater competition from regional economies, and territorial and other disputes with other countries. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariff or trade restrictions (and threats thereof) could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry, Chinese issuers, and the liquidity or price of a Fund‘s direct or indirect investments in China. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact a Fund.

Mainland China controls matters that relate to defense and foreign affairs but does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. There is no guarantee that mainland China will continue to honor the agreement and mainland China may change its policies regarding Hong Kong in the future. Any such change may adversely affect market conditions and the performance of mainland Chinese and Hong Kong issuers and the value of securities in a Fund’s portfolio.

Additionally, the prospect of political reunification of mainland China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.

Growth Stocks Risk

Growth stocks typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Increase in Expenses Risk

The actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Index Strategy Risk

The NYLI S&P 500 Index Fund employs an index strategy that seeks to invest in stocks as represented in the S&P 500® Index. Therefore, the adverse performance of a particular security ordinarily will not result in the elimination of the security from the Fund's portfolio. The Fund's performance may vary from the S&P 500® Index’s performance due to factors such as transaction costs, imperfect correlation between the Fund's holdings and those of the S&P 500® Index and changes in the composition of the S&P 500® Index. Also, the Fund's fees and expenses will reduce the Fund's returns, unlike those of the S&P 500® Index. An investment cannot be made directly in an index. The Fund is not “actively” managed and would generally not sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the S&P 500® Index.

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Industrials Sector Risk

The prices of securities in the industrials sector can be volatile and can be impacted significantly by supply and demand for certain products and services, product obsolescence and product liability claims, government regulation, exchange rates, world events, general economic conditions and other factors. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in, among other things, the economy, fuel prices, labor agreements and insurance costs.

Inflation Risk

A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline as can the value of a Fund's distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of fixed rate debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially that pay a fixed interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely impact a Fund and its investments.

Initial Public Offerings (“IPOs”) Risk

IPO share prices are frequently volatile due to factors such as the absence of a prior public market for the shares, unseasoned trading in the shares, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Fund with a small asset base. The impact of the investments in IPO shares on a Fund's performance will likely decrease as a Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available for investing, particularly as the Fund's asset base grows. A Fund may hold IPO shares for a very short period of time, which may increase portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investments in Other Investment Companies Risk

A Fund may invest in other investment companies, including mutual funds, closed-end funds, and ETFs.

A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Fund's objective and investment program. A Fund generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Fund.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Issuer Risk

An issuer in which a Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions or factors.

Large Investments or Redemptions by Shareholders Risk

From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on performance if a Fund is required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase transaction costs. Certain shareholders, including clients or affiliates of the Manager or the Subadvisor and/or other funds managed by the Manager or the Subadvisor or its affiliates, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares may further increase the liquidity risk and may otherwise adversely impact a Fund.

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These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker. For more information, please see “Liquidity and Valuation Risk.”

Lending of Portfolio Securities Risk

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Board. In determining whether to lend securities, the Manager or the Subadvisor of a Fund or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities or in the event that the borrower fails to provide additional collateral as needed to ensure the loan is fully collateralized. A Fund may also not experience the returns expected with the investment of cash collateral. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

Liquidity and Valuation Risk

Liquidity risk is the risk that a Fund could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in a Fund. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, government intervention, political, social, health, economic or market developments, unusually high volume of redemptions, or other reasons. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk includes the risk that a Fund will experience significant net redemptions at a time when there is a drop in overall market trading volume, when it cannot find willing buyers for its portfolio securities, when there are legal restrictions on the securities’ resale or when it can only sell its portfolio securities at a material loss. The liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil, adverse economic conditions or issuer-specific developments. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund. Dislocations in markets often result in reduced liquidity for investments.

Markets for debt and other fixed-income securities have consistently grown but the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when a Fund wishes to dispose of it.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from a Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Fund's NAV. The Manager, as valuation designee, may rely on various sources of information to value investments and calculate NAVs. The Manager may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this

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information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Loan Participation Interests Risk

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. First, a Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

A Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund's performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund's investments may fluctuate due to changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, social or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Certain securities may be difficult to value under such conditions, and conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous

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time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which a Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Political and diplomatic events within the United States and abroad, such as the U.S. budget (including related agency or departmental actions and uncertainty related to the debt ceiling), trade tensions and the imposition of economic sanctions, has in the past resulted, and may in the future result, in developments that present additional risks to a Fund's investments and operations. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social or political unrest, natural disasters, extreme weather, other geological events, man-made disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, bank failures, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of a Fund and its investments. Furthermore, technological developments (including those related to artificial intelligence) or failures (such as widespread system outages, disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods, may impact the value of a Fund’s investments. Adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect a Fund’s performance, even if the Fund does not directly invest in issuers that participate in the sectors or industries experiencing these changes. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and could negatively affect a Fund’s performance or operations. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent a Fund from executing its investment strategies and processes in a timely manner.

Master Limited Partnerships ("MLPs") Risk

Certain Funds may invest no more than 25% of their total assets in MLPs that are qualified publicly traded partnerships under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investments in MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

The anticipated benefits to be derived from MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to entity-level U.S. federal income tax (as well as state and local taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund was treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income earned by the Fund. To the extent a distribution received by a Fund from an MLP equity security is treated as a return of capital, the Fund’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Fund for tax

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purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors of the economy could have an adverse impact on a Fund invested in MLPs. At times, the performance of securities of companies in these sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Non-Diversification Risk

NYLI PineStone U.S. Equity Fund is a non-diversified, open-end management investment company registered under the 1940 Act. Additionally, the NYLI S&P 500® Index Fund is a diversified investment company registered under the 1940 Act but may become non-diversified without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500® Index, which it seeks to track. A non-diversified Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified Fund. A non-diversified Fund may select its investments from a relatively small pool of issuers together with securities issued by any newly public issuers consistent with its stated investment objective and policies. An investment in a non-diversified Fund may present greater risk to an investor than an investment in a diversified Fund because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the Fund’s shares.

Operational and Cyber Security Risk

Operational risk arises from a number of factors, including but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures and may arise from external or internal sources. Additionally, a Fund and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches, cyber incidents or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruptions may adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting its ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting a Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Funds, their service providers and market intermediaries. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nationstates or from entities with nationstate backing. Additionally, technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks, which can be difficult to assess. For example, the Fund’s service providers and market participants on which the Funds rely may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Funds and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, a Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency, index or futures contract underlying the option at a specified exercise price at a certain time or times during the term of the option, depending on the terms of the option. Entering into options contracts involves leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. To the extent that a Fund writes or sells put options, the Fund could experience substantial losses in instances where the option's underlying index or instrument decreases below the exercise price of the written option. To the extent that a Fund writes or sells call options, the Fund could experience substantial losses in instances where the option's underlying index or instrument increases above the exercise price of the written option. Writing (selling) hedged options limits the opportunity to profit from changes in the market value of underlying indexes or instruments in exchange for up-front cash (the premium) at the time of selling the option.

Portfolio Management Risk

The investment strategies, practices and risk analysis used may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during periods in which it takes temporary positions in response to unusual or adverse market, economic

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or political conditions, or other unusual or abnormal circumstances. A Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in losses. A Subadvisor's judgment about whether securities will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model or algorithm (“quantitative tool”) used by a Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. A quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. There may also be technical issues with the construction and implementation of the quantitative tool (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Portfolio Turnover Risk

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end). These effects of high portfolio turnover may adversely affect the performance of a Fund.

Preferred Stock Risk

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions. In addition, preferred stock may trade less frequently and in a more limited volume and may be subject to more abrupt or unpredictable price movements than certain other types of securities. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Real Estate Investment Trusts ("REITs") Risk

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, declines in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income, possible environmental liabilities and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and thereby may be subject to the risks of default. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law or maintain its exemption from registration under the 1940 Act may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. A Fund may incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

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At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is managed. Neither the Manager nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or a Fund.

Repurchase Agreements Risk

Certain Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund's use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Restricted Securities Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws or the terms of the security. The principal risk of investing in restricted securities is that a Fund may be limited or prevented by law or the terms of the security from selling the security and, as a result, the Fund may be unable to dispose of the security at an advantageous time or price. In addition, there is no assurance that a trading market will develop or exist for a restricted security, which also may result in difficulties in selling the security.

Rights and Warrants Risk

The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, a Fund will lose its entire investment in such right or warrant.

Risk Management Techniques Risk

Various techniques can be used to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of the Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Sector Risk

To the extent a Fund focuses its investments in particular sectors of the economy, a Fund’s performance may be more subject to the risks of volatile economic cycles and/or conditions or developments adversely affecting such sectors than if the Fund held a broader range of investments. Individual sectors may fluctuate more widely than the broader market. Because a Fund may invest a significant portion of its assets in the stocks of companies in particular economic sectors, economic changes adversely affecting such a sector may have more of an impact on the fund's performance than another fund having a broader range of investments.

Short Selling Risk

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian that is pledged for the benefit of the broker to cover a Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Fund may not be able to substitute or sell the pledged collateral. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in a Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Restrictions on and/or reporting requirements applicable to short selling and short positions may negatively impact and materially impair a Fund's ability to execute certain transactions. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund.

Swap Agreements Risk

Certain Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices, currency exchange rates and market conditions. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty, pricing and legal/documentation risks. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund's use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected by its use of total return swaps, if any. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

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Tax Risk

Certain investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Consumer preferences, product compatibility and excessive investor optimism or pessimism can also impact technology companies and therefore the value of a Fund's investments in technology companies. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and an investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing a Fund's performance to be more volatile than a fund not invested in technology companies.

Temporary Defensive Investments Risk

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

In unusual market conditions, the NYLI PineStone International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

U.S. Government Securities Risk

There are different types of U.S. government securities with varying degrees of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Additionally, U.S. government securities are subject to market and interest rate changes. There is no guarantee that the U.S. government will provide support to the agencies and government-sponsored entities if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than other types of U.S. government securities. In addition, the long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers.

Value Stocks Risk

Certain Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments Risk

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to

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purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Zero Coupon and Payment-in-Kind Bonds Risk

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Additionally, an interest payment deferred on payment-in-kind securities is subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan and the risk that interest rates on payment-in-kind securities are higher than those on other loans to reflect the time value of money on deferred interest payments. Deferred interest payments are further subject to higher credit risk of borrowers who may need to defer interest payments. Market prices of payment-in-kind securities may be particularly volatile because they are affected to a greater extent by interest rate changes than are other instruments that pay interest periodically, and payment-in-kind securities may have unreliable valuations because accruals require judgment about ultimate collectability of the deferred payments and the value of the associated collateral.

Other information about the Funds:

Information Regarding Standard & Poor's®

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The foregoing trademarks have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by New York Life Investment Management LLC. The S&P 500® Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by New York Life Investment Management LLC. NYLI S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

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The following pages are intended to provide information regarding how to buy and sell shares of the New York Life Investments Group of Funds and certain other information designed to help you understand the costs and certain other considerations associated with buying, holding and selling your New York Life Investments Fund investments. Not all of the New York Life Investments Group of Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all New York Life Investments Group of Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-624-6782 or by visiting dfinview.com/NYLIM. The information contained in or otherwise accessible through the New York Life Investments Group of Funds website does not form part of this Prospectus. For additional details, please contact your financial adviser or the New York Life Investments Group of Funds free of charge by calling toll-free 800-624-6782.

Please note that shares of the New York Life Investments Group of Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The New York Life Investments Group of Funds reserves the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident; and (iii) redeem shares and close the account of an investor in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by that investor or any other individual associated with that account.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain New York Life Investments Group of Funds.

The following terms are used in this Shareholder Guide:

• "New York Life Investments Asset Allocation Funds" collectively refers to the NYLI Conservative Allocation Fund, NYLI Equity Allocation Fund, NYLI Growth Allocation Fund and NYLI Moderate Allocation Fund.

• "New York Life Investments Epoch Funds" collectively refers to the NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI Epoch Global Equity Yield Fund.

• “New York Life Investments ETF Asset Allocation Funds” collectively refers to the NYLI Conservative ETF Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Growth ETF Allocation Fund and NYLI Moderate ETF Allocation Fund.

• “New York Life Investments Group of Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "New York Life Investments International/Global Equity Funds" collectively refers to the NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI WMC International Research Equity Fund.

• "New York Life Investments Mixed Asset Funds" collectively refers to the NYLI Balanced Fund, NYLI Income Builder Fund and NYLI MacKay Convertible Fund.

• “New York Life Investments Tax-Exempt Funds” collectively refers to the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

• "New York Life Investments Taxable Bond Funds" collectively refers to the NYLI Candriam Emerging Markets Debt Fund, NYLI Floating Rate Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI Money Market Fund and NYLI Short Term Bond Fund.

• "New York Life Investments U.S. Equity Funds" collectively refers to the NYLI CBRE Real Estate Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI S&P 500 Index Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund.

• The Board of Trustees of New York Life Investments Funds Trust and the Board of Trustees of New York Life Investments Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investment Management."

• New York Life Insurance Company is referred to as "New York Life."

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• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the New York Life Investments Group of Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The New York Life Investments Group of Funds offers Investor Class, Class A, A2, C, C2, I, P, R1, R2, R3, R6, Z and SIMPLE Class shares, as applicable. Each share class may not currently be offered by each New York Life Investments Fund or through your financial intermediary and may be offered through a separate prospectus. Each share class of a New York Life Investments Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide or as set forth in the New York Life Investments Group of Funds’ multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its investor base. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a New York Life Investments Fund you choose to purchase, how you wish to purchase shares of a New York Life Investments Fund and the New York Life Investments Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the fees (e.g., sales charge) and total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The New York Life Investments Group of Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to holding and transacting in Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries are eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur higher or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the New York Life Investments Group of Funds. You may be required to pay a commission or other transaction charge to your financial intermediary when buying or selling shares of a share class that has no initial sales charge, contingent deferred sales charge, or asset-based fee for sales or distribution, such as Class I or Class R6 shares. These commissions or transaction charges are not reflected in the fee and expense table or expense examples for the share classes. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this Prospectus. Please contact your financial intermediary for more information on commissions or other transaction charges applicable to the purchase or redemption of shares of the Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a New York Life Investments Fund, and thus, all investors in the New York Life Investments Fund (or share class, if applicable) indirectly share such costs. The expenses for each New York Life Investments Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee and expense tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs are typically allocated differently among the share classes or among groups of share classes.

In addition to the direct expenses that a New York Life Investments Fund bears, New York Life Investments Fund shareholders indirectly bear the expenses of the other funds in which the New York Life Investments Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a New York Life Investments Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the New York Life Investments Fund's assets among the Underlying Funds (if any) during the

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New York Life Investments Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the New York Life Investments Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a New York Life Investments Fund for its prior fiscal year and do not include the New York Life Investments Fund's share of the fees and expenses of any Underlying Fund in which the New York Life Investments Fund invested during its prior fiscal year.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling New York Life Investments Fund shares, compensating brokers and others who sell New York Life Investments Fund shares, advertising, printing and mailing of prospectuses and responding to shareholder inquiries.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a 12b-1 plan for such class (if any), such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The New York Life Investments Group of Funds typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption for certain share classes. These charges and fees for each New York Life Investments Fund are presented earlier in the tables entitled "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class, Class A, Class A2 and Class Z shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in New York Life Investments Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC," refers to a charge that is deducted from the proceeds when you redeem New York Life Investments Fund shares (that is, sell shares back to the New York Life Investments Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class C or Class C2 shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Certain intermediaries impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

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Summary of Important Differences Among Share Classes

	Class A1	Class A2	Investor Class[1]	Class C1	Class C2	Class I	Class R1	Class R2	Class R3	Class R6	Class P	Class Z	SIMPLE Class
Initial sales charge	Yes	Yes	Yes	None	None	None	None	None	None	None	None	Yes	None
Contingent deferred sales charge	None[2]	None[2]	None[2]	1% on sale of shares held for one year or less[3,4]	1% on sale of shares held for one year or less	None	None	None	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%	0.75%[5] distribution and 0.25% service (1.00% total)[6]	0.40% distribution and 0.25% service (0.65% total)	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None	None	0.15%[7]	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	None	0.10%	0.10%	0.10%	None	None	None	None
Conversion feature	Yes[8]	No	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	No	No	Yes[8]
Purchase maximum[7]	None	None	None	$1,000,000[9]	$250,000	None	None	None	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the NYLI Money Market Fund are sold with no initial sales charge or CDSC and have no 12b-1 fees.

2. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Short Term Bond Fund). However, for purchases of Class A and Investor Class shares of each Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

3. 0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

4. 18 months or less with respect to shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024.

5. 0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

6. 0.075% for NYLI MacKay Colorado Muni Fund and 0.20% for NYLI MacKay Utah Muni Fund.

7. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

8. Does not apply to purchases by certain retirement plans.

9. $250,000 for New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund.

The discussions in this Shareholder Guide are not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain New York Life Investments Group of Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class, Class A, Class A2 or Class Z shares are more economical than Class C or Class C2 shares if you intend to invest larger amounts and hold your shares long-term (more than six years, for most New York Life Investments Group of Funds). Class C or Class C2 shares may be more economical than Investor Class, Class A, Class A2 or Class Z shares if you intend to hold your shares for a shorter term. Class I, Class R6 and Class P shares are the most economical, regardless of amount invested or intended holding period. Class I shares are generally available only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans invested in a New York Life Investments Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the New York Life Investments Fund). Class R1, Class R2 and Class R3 shares are available only to certain employer-sponsored retirement plans. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management, Inc. and are investing directly with the Fund. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the New

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York Life Investments Group of Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the SAI for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one New York Life Investments Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via the systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that New York Life Investments Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple New York Life Investments Group of Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate the share class conversion feature at any time. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A, Class A2 and Class Z Share Considerations

• Generally, Class A and Class A2 shares have a minimum initial investment amount of $15,000 per New York Life Investments Fund, however Class A shares of the New York Life Investments ETF Asset Allocation Funds have a minimum initial investment amount of $2,500. Class Z shares have a minimum initial investment of $1,000.

• When you invest in Class A, Class A2 or Class Z shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A, Class A2 or Class Z shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Class A, Class A2 or Class Z shares. As a result, you are usually better off purchasing Class A, Class A2 or Class Z shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

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• Class Z shares are generally only available to existing holders of Class Z shares of the NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund.

Class C and Class C2 Share Considerations

• You pay no initial sales charge on an investment in Class C or Class C2 shares. However, for certain Funds, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment than for each other share class.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). Exchanging Class C or Class C2 shares may impact your holding period. Please see “Exchanging Shares Among New York Life Investments Group of Funds” for more information.

• When you sell Class C or Class C2 shares of a New York Life Investments Fund, to minimize your sales charges, the New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class C and, with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund, Class C2 shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets for Class C shares (or from 0.50% to 0.25% for Class C shares and from 0.65% to 0.25% for Class C2 shares with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). Conversion features do not apply to Class C shares of the NYLI Money Market Fund that were exchanged from another New York Life Investments Fund before their CDSC periods expired. Exchanging Class C or Class C2 shares into the NYLI Money Market Fund and/or holding Class C or Class C2 shares through a financial intermediary in an omnibus account may impact your eligibility to convert at the end of the calendar quarter, eight years after the date they were purchased. Please see “Conversions Between Share Classes” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Group of Funds will generally not accept a purchase order for Class C or Class C2 shares in the amount of $1,000,000 or more ($250,000 or more with respect to the New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund).

• Please note that Class C2 shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform; or (iii) brokerage accounts held at a broker that charges such clients transaction fees.

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— Individual Investor who is initially investing at least $1 million in any single New York Life Investments Fund: (i) directly with the New York Life Investments Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates.

— Existing Class I Shareholder; or

— Existing or retired New York Life Investments Group of Funds Trustee or Officer, current Portfolio Manager of a New York Life Investments Fund or an employee of a Subadvisor.

• The New York Life Investments Asset Allocation Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class P Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class P shares.

• You do not pay any ongoing distribution and/or service fees (12b-1) fees.

• Generally, Class P shares are only available to investors that have a relationship with PineStone Asset Management Inc. and are investing directly with the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund or NYLI PineStone U.S. Equity Fund.

Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2, and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• You pay ongoing distribution and/or service fees (12b-1) fees but do not pay ongoing shareholder service fees for SIMPLE Class shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

• SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Asset Allocation Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a New York Life Investments Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The New York Life Investments Group of Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

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• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

All New York Life Investments Group of Funds except New York Life Investments ETF Asset Allocation Funds and NYLI Money Market Fund:

• $15,000 minimum initial investment with no minimum for subsequent purchases of any of these New York Life Investments Group of Funds.

New York Life Investments ETF Asset Allocation Funds:

• $2,500 minimum for initial and no minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI Money Market Fund:

• There are no minimums for initial and subsequent purchases if all of your other accounts contain Class A shares only.

• Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the NYLI Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the New York Life Investments Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares, however New York Life Investments Group of Funds reserves the right to impose other minimum initial investment amounts on these accounts. See the SAI for additional information.

Class A2 Shares

NYLI MacKay Short Term Muni Fund:

• $15,000 minimum for initial and no minimum for subsequent purchases.

Class C Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Utah Muni Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Investors who obtained their Class C shares through certain reorganizations are not subject to the minimum investment requirements for Class C shares. See the SAI for additional information.

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Class C2 Shares

NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Tax Free Bond Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI MacKay California Muni Fund and NYLI MacKay New York Muni Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$1 million minimum for initial purchases of any single New York Life Investments Fund and no minimum for subsequent purchases of any other New York Life Investments Fund; and

• Institutional Investors, the New York Life Investments Group of Funds' existing and retired Trustees and Officers, current Portfolio Managers of the New York Life Investments Group of Funds and employees of Subadvisors—no minimums for initial and subsequent purchases of any New York Life Investments Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Investors who obtained their Class I shares through certain reorganizations are not subject to the minimum investment requirements for Class I shares. See the SAI for additional information.

Class P Shares

NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund:

• If you are eligible to invest in Class P shares, $5,000,000 minimum for initial and no minimum for subsequent purchases.

Please note that Class P shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3, Class R6 Shares and SIMPLE Class

If you are eligible to invest in Class R1, Class R2, Class R3, Class R6 shares or SIMPLE Class of the New York Life Investments Group of Funds, there are no minimums for initial and subsequent purchases.

Class Z Shares

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund:

• $1,000 minimum for initial and no minimum for subsequent purchases.

• Please note that Class Z shares are only available for purchase by existing holders of Class Z shares.

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INFORMATION ON SALES CHARGES

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charges at nylim.com/salescharges.

Investor Class, Class A, Class A2 and Class Z Shares

The initial sales charge you pay when you buy Investor Class, Class A, Class A2 or Class Z shares differs depending upon the New York Life Investments Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of NYLI Money Market Fund are not subject to a sales charge.

NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Cushing MLP Premier Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI MacKay Convertible Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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NYLI S&P 500 Index Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.50%	1.52%	1.25%
$50,000 to $99,999	1.25%	1.27%	1.00%
$100,000 to $249,999	1.00%	1.01%	0.75%
$250,000 to $499,999	0.75%	0.76%	0.50%
$500,000 to $999,999	0.50%	0.50%	0.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.00%	1.01%	0.75%
$50,000 to $99,999	0.75%	0.76%	0.50%
$100,000 to $249,999	0.50%	0.50%	0.35%
$250,000 to $499,999	0.25%	0.25%	0.25%
$500,000 to $999,999	0.15%	0.15%	0.15%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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NYLI Candriam Emerging Markets Debt Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Strategic Bond Fund and NYLI MacKay Total Return Bond Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Balanced Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Floating Rate Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund, NYLI Moderate Allocation Fund and NYLI Moderate ETF Allocation Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% (0.50% for each New York Life Investments ETF Asset Allocation Fund) may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	2.50%	2.56%	2.25%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Short Term Bond Fund and NYLI MacKay Short Term Muni Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Class A2 Shares (NYLI MacKay Short Term Muni Fund only)

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund

Class Z Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	3.00%	3.09%	2.75%
$50,000 to $99,999	2.50%	2.56%	2.25%

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Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees than other share classes (except Class C2 shares) and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of NYLI Money Market Fund are not subject to a sales charge.

Class C2 Shares

Class C2 shares are sold without an initial sales charge. However, if Class C2 shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, for certain Funds, Class C2 shares have higher ongoing distribution and/or service (12b-1) fees than other share classes and, over time, these fees may cost you more than paying an initial sales charge. The Class C2 share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C2 shares.

Computing Contingent Deferred Sales Charge on Class C and Class C2 Shares

Subject to certain exceptions, a CDSC will be imposed on redemptions of Class C or Class C2 shares of a New York Life Investments Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C or Class C2 share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C or Class C2 shares during the preceding year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class C or Class C2 shares redeemed does not exceed:

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased more than one year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) prior to the redemption for Class C or Class C2 shares; plus

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class C or Class C2 shares of the New York Life Investments Fund above the total amount of payments for the purchase of Class C or Class C2 shares of the New York Life Investments Fund (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) for Class C or Class C2 shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charge reductions and waivers on our website at nylim.com/salescharges.

Reducing the Initial Sales Charge on Investor Class, Class A, Class A2 and Class Z Shares

You may be eligible to buy Investor Class, Class A, Class A2 and Class Z shares of the New York Life Investments Group of Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each New York Life Investments Fund reserves the right to modify or eliminate these programs at any

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time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of most New York Life Investments Group of Funds. You may not include investments of previously non-commissioned shares in the NYLI Money Market Fund, investments in Class I shares, or your interests in any New York Life Investments Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a New York Life Investments Fund, your spouse owns $50,000 worth of Class A shares of another New York Life Investments Fund, and you wish to invest $15,000 in a New York Life Investments Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of one or more New York Life Investments Group of Funds (excluding investments of non-commissioned shares in the NYLI Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class, Class A, Class A2 or Class Z shares of the New York Life Investments Group of Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information, please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the New York Life Investments Group of Funds. If you are buying New York Life Investments Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible New York Life Investments Group of Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible New York Life Investments Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible New York Life Investments Fund holdings based on the current NAV per share to determine what Investor Class, Class A or Class A2 sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your New York Life Investments Fund holdings or planned New York Life Investments Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A or Class A2 shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of SS&C GIDS, Inc. that is assigned to the Fund. Individuals and other types of accounts may purchase Class A2 shares at NAV, without payment of any sales charge, if exchanged for Class A shares of the same fund through a financial intermediary's share class conversion program. Class A shares, Class A2 shares or

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Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the New York Life Investments Group of Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of New York Life Investments Group of Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain New York Life Investments Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The New York Life Investments Group of Funds has authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the New York Life Investments Group of Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read your financial intermediary firm’s program materials for any special provisions or additional service features that may apply to investing in the New York Life Investments Group of Funds through the firm.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase New York Life Investments Fund shares. The New York Life Investments Group of Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the New York Life Investments Group of Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class, Class A and Class A2 Share Redemptions

For purchases of Class A and Investor Class shares of each New York Life Investments Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for the New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on redemptions of Class A, Class A2 and Investor Class shares purchased at NAV through financial intermediaries or by persons that are affiliated with New York Life or its affiliates. Any applicable CDSC on Class A, Class A2 and Investor Class shares may be waived for redemptions made through a financial intermediary firm that has waived its finder’s fee or other similar compensation.

In addition, the CDSC on subject Class A, Class A2, Investor Class, Class C or Class C2 shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on New York Life Investment Management holdings only) for IRA and 403(b)(7) TSA participants in the year following the year in which such participant attains age 73. However, different rules relating to mandatory distributions apply to individuals who attained age 70 1/2 before 2020; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a New York Life Investment Management IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a New York Life Investments Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the NYLI MacKay Short Duration High Income Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on

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insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Class A2, Investor Class, Class C or Class C2 shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold New York Life Investments Fund shares. The New York Life Investments Group of Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available for direct accounts and through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-624-6782; see our website at nylim.com/salescharges; and read the information under "Reduced Sales Charges on Class A, Class A2 and Investor Class Shares—Contingent Deferred Sales Charge, Class A, Class A2 and Investor Class Shares" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each New York Life Investments Fund (except the NYLI Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A, Class A2 and Class R2 12b-1 plans provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of the respective class. The Class C 12b-1 plan provides for payment of 0.75% for distribution (0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund) and 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class C shares (0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). The Class C2 12b-1 plan provides for payment of 0.40% for distribution and 0.25% for service activities for a total 12b-1 fee of up to 0.65% of the average daily net assets of Class C2 shares. The Class Z 12b-1 plan provides for payment for distribution and/or service activities of up to 0.20% of the average daily net assets of Class Z shares. The Class R3 and SIMPLE Class 12b-1 plans each provide for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 and SIMPLE Class shares, respectively. The distribution activities paid for by this distribution fee are those activities that are primarily intended to result in the sale of New York Life Investments Fund shares. The service activities paid for by this service fee are personal shareholder services and maintenance of shareholder accounts. With respect to Class R2 and Class R3 shares, the portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid under the Class R2 and Class R3 Shareholder Services Plans, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges.

Shareholder Services Plans

Each New York Life Investments Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares pay New York Life Investment Management, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such New York Life Investments Fund.

Pursuant to the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services and fees are in addition to those services and fees that may be provided under the Class R2 or Class R3 12b-1 plan.

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Small Account Fee

Several of the New York Life Investments Group of Funds have a relatively large number of shareholders with small account balances. Small accounts increase the transfer agency expenses borne by the Funds. In an effort to reduce total transfer agency expenses, the New York Life Investments Group of Funds (except the New York Life Investments ETF Asset Allocation Funds) has implemented a small account fee. Each shareholder with an account balance of less than $1,000 ($5,000 for Class A share accounts) will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• accounts held by employees of New York Life and its subsidiaries and their employees, officers, directors or agents or former employees (and immediate family members);

• Class I share, Class R1 share, Class R2 share, Class R3 share, Class R6 share, Class P share and SIMPLE Class share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the New York Life Investments Group of Funds deducts funds directly from the client's checking or savings account;

• New York Life Investment Management SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investment Management SIMPLE IRA Plan Accounts);

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class C or Class C2 shares; and

• Investors who obtained their Class A shares through certain reorganizations.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The New York Life Investments Group of Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the New York Life Investments Group of Funds by calling toll-free 800-624-6782 for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the New York Life Investments Group of Funds and shareholders. Such compensation may vary depending upon the financial intermediary firm, the New York Life Investments Fund sold, the amount invested, the share class sold, the amount of time that shares are held and/or the services provided by the particular financial intermediary firm.

The Distributor will pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class, Class A, Class A2 or Class Z shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor and/or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class, Class A, Class A2 or Class Z shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C or Class C2 shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor will also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain services.

In addition to the payments described above, the Distributor and/or an affiliate will pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of New York Life Investments Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a New York Life Investments Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

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The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the New York Life Investments Group of Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate their financial advisers about the New York Life Investments Group of Funds and to encourage the advisers to recommend the purchase of New York Life Investments Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with the marketing efforts of these firms and financial advisers, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and FINRA rules. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the New York Life Investments Group of Funds, which may vary based on the New York Life Investments Group of Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling New York Life Investments Fund shares or are listed on New York Life Investments Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the New York Life Investments Group of Funds or retain more shares of the New York Life Investments Group of Funds for their clients’ accounts, New York Life Investment Management and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the New York Life Investments Group of Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the New York Life Investments Group of Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the New York Life Investments Group of Funds pays to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to financial intermediary firms from New York Life Investments Fund assets or the Distributor’s or an affiliate’s resources. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not provide for the payment of sales charges, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the New York Life Investments Fund’s shares.

Although financial firms that sell New York Life Investments Fund shares may execute brokerage transactions for a New York Life Investments Fund’s portfolio, the New York Life Investments Group of Funds, New York Life Investment Management and the Subadvisors do not consider the sale of New York Life Investments Fund shares as a factor when choosing financial firms to effect portfolio transactions for the New York Life Investments Group of Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives and be subject to conflicts of interest for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of New York Life Investments Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” sections of the New York Life Investments Group of Funds’ Prospectuses because the payments are not made by the New York Life Investments Group of Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING NEW YORK LIFE INVESTMENTS FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment to your financial adviser or directly to New York Life Investments Group of

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Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same New York Life Investments Fund provided Investor Class shares are available through your intermediary if you are not purchasing shares directly from the New York Life Investments Group of Funds. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same New York Life Investments Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class A2 Shares

Class A2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares of the New York Life Investments Group of Funds.

If you are investing through a financial intermediary firm, the financial intermediary firm will assist you with opening an account.

Class C2 Shares

Class C2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class P Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment directly to New York Life Investments Group of Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application.

All Classes

You buy shares at NAV (plus, for Investor Class, Class A, Class A2 and Class Z shares, any applicable front-end sales charge). NAV is generally calculated by each New York Life Investments Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The New York Life Investments Group of Funds does not usually calculate its NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the New York Life Investments Group of Funds has arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a New York Life Investments Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the New York Life Investments Group of Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, each New York Life Investments Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investment Management believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, each New York Life Investments Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's

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name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the New York Life Investments Group of Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Certain information regarding beneficial ownership will be verified, including information about the identity of beneficial owners of such entities.

Federal law prohibits the New York Life Investments Group of Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the New York Life Investments Group of Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identities of beneficial owners are verified. The New York Life Investments Group of Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, and the New York Life Investments Group of Funds, New York Life Investment Management and its affiliates and the Board will not be responsible for any loss in your account or tax liability resulting therefrom.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares, you generally may also elect on a voluntary basis to convert, for example:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C or Class C2 shares that are no longer subject to a CDSC into Class A, Class I or Class Z shares of the same New York Life Investments Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A, Class I or Class Z shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A, Class C or Class C2 shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares. An investor may directly or through his or her financial intermediary contact the New York Life Investments Group of Funds to request a voluntary conversion between share classes of the same New York Life Investments Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Conversion of any shares of any other class of shares into Class Z shares is not permitted unless the shareholder already owns Class Z shares. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the New York Life Investments Group of Funds expects that a conversion (or intra-New York Life Investments Fund exchange) between share classes of the same New York Life Investments Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a New York Life Investments Fund. The New York Life Investments Group of Funds may change, suspend or terminate this conversion feature at any time.

Class C or Class C2 shares held through a financial intermediary in an omnibus account will be converted into Class A shares or Investor Class shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, for example, when shares are invested through retirement plans or omnibus accounts, a financial intermediary may not have transparency into how long a shareholder has held Class C or Class C2 shares for purposes of determining whether such Class C or Class C2 shares are eligible for automatic conversion into Class A shares or Investor Class shares. Thus, the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. In these circumstances, a Fund may not be able to automatically convert Class C or Class C2 shares into Class A shares or Investor Class shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or its financial intermediary to notify

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the Fund that the shareholder is eligible for the conversion of Class C or Class C2 shares to Class A shares or Investor Class shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C or Class C2 shares. For clients of financial intermediaries, it is the financial intermediary’s responsibility (and not the Funds’) to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Following a share class conversion (or other similar shareholder transaction event, such as an intra-New York Life Investments Fund exchange), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

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Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-624-6782 to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• New York Life Investments Group of Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed New York Life Investments Group of Funds Application with a check for the amount of your investment to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• New York Life Investments Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed correctly or in its entirety, we will be unable to process your initial deposit.

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Buying additional shares of the New York Life Investments Group of Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • New York Life Investments Group of Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

By internet:	Visit us at nylim.com/accounts

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The New York Life Investments Group of Funds does not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• New York Life Investments Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A or Class A2 shares ($25 fee for Investor Class, Class C, Class C2 or SIMPLE Class shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylim.com/accounts

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of New York Life Investments Fund shares. The New York Life Investments Group of Funds reserves the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The New York Life Investments Group of Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a New York Life Investments Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a New York Life Investments Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the New York Life Investments Group of Funds at least 3 days prior to the scheduled purchase.

• A New York Life Investments Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The New York Life Investments Group of Funds does not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day for all forms of payment after receiving your request in good order. However, it may take up to seven days to do so.

• If you redeem shares that were purchased by check or ACH shortly before such redemption, New York Life Investments Group of Funds will process your redemption but may delay sending the proceeds up to 10 days to reasonably ensure that the check or ACH payment has cleared.

• When you sell Class C or Class C2 shares, or Investor Class, Class A or Class A2 shares, when applicable, New York Life Investments Group of Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• The right to redeem shares of a Fund may be suspended and the payment of redemption proceeds may be postponed for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the shareholders of New York Life Investments Group of Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the NYLI Money Market Fund, the Board may impose a fee upon the sale of shares. The Board also may suspend redemptions and irrevocably approve the liquidation of the NYLI Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the New York Life Investments Group of Funds takes reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We may require a written order to sell shares and a Medallion Signature Guarantee if:

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— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— temporarily hold redemption proceeds of natural persons (i) age 65 or older or (ii) age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests from actual or attempted financial exploitation; however, the Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so;

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I or Class P shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each New York Life Investments Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each New York Life Investments Fund may distribute redemption proceeds in-kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

NYLI Money Market Fund

The NYLI Money Market Fund (the “Fund”) intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

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The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the New York Life Investments Group of Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the New York Life Investments Group of Funds or your financial adviser immediately. If you or your financial adviser fails to notify the New York Life Investments Group of Funds within one year of the transaction, you may be required to bear the costs of any correction.

The policies and fees described in this Prospectus govern transactions with the New York Life Investments Group of Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial intermediary firm or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a New York Life Investments Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the New York Life Investments Group of Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain New York Life Investments Group of Funds may be more likely to close and reopen than others. If a New York Life Investments Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the New York Life Investments Fund, your account will be closed and you will not be able to make any additional investments in that New York Life Investments Fund. If a New York Life Investments Fund is closed to new investors, you may not exchange shares of other New York Life Investments Group of Funds for shares of that New York Life Investments Fund unless you are already a shareholder of such New York Life Investments Fund.

It is important that the New York Life Investments Group of Funds maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the New York Life Investments Group of Funds. It is the responsibility of an investor to ensure that the New York Life Investments Group of Funds is aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts and uncashed checks as possible abandoned or unclaimed property. Under certain circumstances, the New York Life Investments Group of Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. The New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a New York Life Investments Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the New York Life Investments Group of Funds for an “inactivity period” as specified in applicable state laws. If a New York Life Investments Fund is unable to establish contact with an investor, the New York Life Investments Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least annually to review your account information. Below are ways in which you can assist us in safeguarding your New York Life Investments Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylim.com/accounts to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-624-6782 and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-624-6782 Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting New York Life Investments Group of Funds in writing or through the New York Life Investments Group of Funds’ website.

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• Take action on letters received in the mail from New York Life Investment Management concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding New York Life Investments Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the New York Life Investments Group of Funds. For more information, please call 800-624-6782.

The Prospectus and SAI, related regulatory filings, and any other New York Life Investments Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The New York Life Investments Group of Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investment Management, a Subadvisor or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each New York Life Investments Fund and the Transfer Agent from fraud, Medallion Signature Guarantees may be required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees may be also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the New York Life Investments Group of Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use New York Life Investments Group of Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESAs") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all New York Life Investments Group of Funds are available for all types of retirement plans or through all distribution channels. Please contact the New York Life Investments Group of Funds at 800-624-6782 and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a New York Life Investments Fund by transferring securities to a New York Life Investments Fund in exchange for New York Life Investments Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the New York Life Investments Group of Funds' approval and determination that the securities are acceptable investments for the New York Life Investments Fund and are purchased consistent with that New York Life Investments Fund's procedures relating to in-kind purchases. The New York Life Investments Group of Funds reserves the right to amend or terminate this practice at any time. You must call the New York Life Investments Group of Funds at 800-624-6782 before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The New York Life Investments Group of Funds reserves the right to pay redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable New York Life Investments Fund’s portfolio, consistent with the New York Life Investments Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. Each Fund may distribute redemption proceeds in-kind under normal and stressed market conditions as well as during emergency or temporary circumstances. In addition, a Fund may distribute redemption proceeds in-kind to any type of shareholder or account, including retail and omnibus accounts. The New York Life Investments Group of Funds may also redeem shares in-kind upon the request of a shareholder. The securities distributed in such a redemption would be effected through a distribution of the New York Life Investments Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid, which means that they may be difficult or impossible to sell at an advantageous time or price. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he

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or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another New York Life Investments Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable for following phone instructions that NYLIM Service Company or its affiliates reasonably believe are genuine. When using the New York Life Investment Management Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at New York Life Investments Group of Funds:
• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the New York Life Investment Management Audio Response System and website at any time or if the systems become inoperable due to technical problems.

NYLI Money Market Fund Check Writing

You can sell shares of the NYLI Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees for the NYLI Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the NYLI Money Market Fund (the “Fund”) of up to 2%.

The Board (or its delegate), based on its determination that the liquidity fee is in the best interests of the Fund, may, as early as the same day, impose a liquidity fee of no more than 2% on redemptions from the Fund.

The Board may, in its discretion, terminate a liquidity fee at any time, if it believes such action to be in the best interests of the Fund and its shareholders. When a fee is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee is in effect. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylim.com/accounts, by contacting your financial adviser for instructions, or by calling us toll-free at 800-624-6782 for a form.

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Systematic Investing—Individual Shareholders Only

New York Life Investment Management offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one New York Life Investments Fund into the same New York Life Investments Fund or the same class of any other New York Life Investments Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C or Class C2 shares at the time of the initial request. You may systematically exchange a share or dollar amount from one New York Life Investments Fund into any other New York Life Investments Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among New York Life Investments Group of Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C and Class C2 shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The New York Life Investments Group of Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among New York Life Investments Group of Funds

Exchanges will be based upon each New York Life Investments Fund's NAV next determined following receipt of a properly executed exchange request.

Generally, you exchange shares when you sell all or a portion of shares in one New York Life Investments Fund and use the proceeds to purchase shares of the same class of another New York Life Investments Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain New York Life Investments Group of Funds have higher investment minimums. An exchange of shares of one New York Life Investments Fund for shares of another New York Life Investments Fund will be treated as a sale of shares of the first New York Life Investments Fund and as a purchase of shares of the second New York Life Investments Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one New York Life Investments Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one New York Life Investments Fund to the same class of another New York Life Investments Fund. When you redeem exchanged shares without a corresponding purchase of another New York Life Investments Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C or Class C2 shares and then separately buy Investor Class, Class A or Class A2 shares, you may have to pay a deferred sales charge on the Class C or Class C2 shares, as well as pay an initial sales charge on the purchase of Investor Class, Class A or Class A2 shares.

In addition, if you exchange Class C or Class C2 shares of a New York Life Investments Fund into Class C shares of the NYLI Money Market Fund or if you exchange Investor Class shares or Class A shares of a New York Life Investments Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the NYLI Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class C or Class C2 shares, as applicable, of another non-money market New York Life Investments Fund. The holding period for purposes of determining conversion of Class C or Class C2 shares into Investor Class or Class A shares also stops until you exchange back into Class C or Class C2 shares of another non-money market New York Life Investments Fund. Shareholders who hold Class C shares of a New York Life Investments Fund may exchange those shares into Class C2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. Likewise, shareholders who hold Class A shares of a New York Life Investments Fund may exchange those shares into Class A2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. The CDSC holding period applicable

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to any Class C or Class A shares will continue in the same manner when exchanged into Class A2 or Class C2 shares, or vice versa, subject to stoppage during any period such shares are exchanged into either Class C or Class A shares of the NYLI Money Market Fund, as described above.

You also may exchange shares of a New York Life Investments Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investment Management or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

NYLI Balanced Fund

NYLI Candriam Emerging Markets Debt Fund

NYLI Candriam Emerging Markets Equity Fund

NYLI CBRE Global Infrastructure Fund

NYLI CBRE Real Estate Fund

NYLI Conservative Allocation Fund

NYLI Conservative ETF Allocation Fund

NYLI Cushing MLP Premier Fund

NYLI Epoch Capital Growth Fund

NYLI Epoch Global Equity Yield Fund

NYLI Epoch International Choice Fund

NYLI Epoch U.S. Equity Yield Fund

NYLI Equity Allocation Fund

NYLI Equity ETF Allocation Fund

NYLI Fiera SMID Growth Fund

NYLI Floating Rate Fund

NYLI Growth Allocation Fund

NYLI Growth ETF Allocation Fund

NYLI Income Builder Fund

NYLI MacKay Arizona Muni Fund*

NYLI MacKay California Muni Fund**

NYLI MacKay Colorado Muni Fund***

NYLI MacKay Convertible Fund

NYLI MacKay High Yield Corporate Bond Fund

NYLI MacKay High Yield Muni Bond Fund

NYLI MacKay New York Muni Fund****

NYLI MacKay Oregon Muni Fund*****

NYLI MacKay Short Duration High Income Fund

NYLI MacKay Short Term Muni Fund

NYLI MacKay Strategic Bond Fund

NYLI MacKay Strategic Muni Allocation Fund

NYLI MacKay Tax Free Bond Fund

NYLI MacKay Total Return Bond Fund

NYLI MacKay U.S. Infrastructure Bond Fund

NYLI MacKay Utah Muni Fund******

NYLI Moderate Allocation Fund

NYLI Moderate ETF Allocation Fund

NYLI Money Market Fund

NYLI Short Term Bond Fund

NYLI S&P 500 Index Fund

NYLI PineStone Global Equity Fund

NYLI PineStone International Equity Fund

NYLI PineStone U.S. Equity Fund

NYLI Winslow Large Cap Growth Fund

NYLI WMC Enduring Capital Fund

NYLI WMC Growth Fund

NYLI WMC International Research Equity Fund

NYLI WMC Small Companies Fund

NYLI WMC Value Fund

* The Fund is registered for sale in AZ, CA, CO, GA, GU, HI, IA (Class A and Z shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), MI (Class A, Z and C shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and I shares only), NJ, NM (Class A, Z and I shares only), NV, NY OH, OR, PA, RI, SC, TX, UT, VA, WA (Class A, Z and I shares only), WI (Class A and Z shares only) and WY.

**  The Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA, and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

*** The Fund is registered for sale in AK, AZ, CA, CO, GA, GU, IA, IL, IN, KS, KY, LA, MD (Class A, Z and I shares only), MI (Class A, Z and I shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and Z shares only), NJ, NM (Class A and Z shares only), NY, OH, OR, PA, RI, TX (Class A, Z and I shares only), UT, VA, WA (Class A and Z shares only), WI (Class A, Z and I shares only) and WY

**** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

***** The Fund is registered for sale in AK, AL, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A and I shares only), NC, NE (Class A, C and I shares only), NH (Class A and I shares only), NJ, NM, NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD (Class A and I shares only), TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

****** The Fund is registered for sale in AK, AL, AR, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A, Z and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A, Z and I shares only), NC, NE (Class A and I shares only), NH (Class A, Z and I shares only), NJ, NM (Class A and I shares only), NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD, TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new investors unless you are already a shareholder of that New York Life Investments Fund or are otherwise eligible for purchase. You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the New York Life Investments Fund you wish to purchase by exchange. You can obtain a prospectus for any New York Life Investments Fund by contacting your broker, financial adviser or other financial intermediary, by visiting dfinview.com/NYLIM or by calling the New York Life Investments Group of Funds at 800-624-6782. Following an exchange, the ongoing fees and expenses of the new New York Life Investments Fund will differ from and may be higher or lower than

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those of the New York Life Investments Fund that you previously held. The Prospectus relating to the new New York Life Investments Fund includes information regarding the fees, expenses and other characteristics of the new New York Life Investments Fund.

The exchange privilege is not intended as a vehicle for short-term trading, nor are the New York Life Investments Group of Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The New York Life Investments Group of Funds reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge when exchanging shares.

Daily Dividend New York Life Investments Fund Exchanges

If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in another New York Life Investments Fund, any dividends that have been declared but not yet distributed will be credited to the new New York Life Investments Fund account. If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in more than one New York Life Investments Fund, undistributed dividends will be credited to the last New York Life Investments Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange New York Life Investments Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The New York Life Investments Group of Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a New York Life Investments Fund’s shareholders and the New York Life Investments Group of Funds’ ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the New York Life Investments Fund shares over the short term. The risks posed by excessive trading include the disruption of efficient implementation of a New York Life Investments Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of portfolio investments, requiring a New York Life Investments Fund to maintain higher levels of cash to meet redemption requests, experiencing increased transaction costs, all of which may adversely affect a New York Life Investments Fund's performance to the detriment of long-term shareholders. These risks are more pronounced in New York Life Investments Group of Funds that invest in thinly-traded or foreign securities. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of New York Life Investments Fund shares in order to protect long-term New York Life Investments Fund shareholders. These policies are discussed more fully below. Although New York Life Investments Group of Funds’ policies and procedures are designed to discourage frequent, excessive or short-term trading, there is no assurance that the New York Life Investments Group of Funds will be able to effectively detect such activity or participants engaged in such activity, or, if it is detected, to prevent its recurrence, particularly with respect to omnibus accounts as the New York Life Investments Group of Funds must rely on the cooperation of and/or information provided by third-parties, such as financial intermediaries or retirement plans. A New York Life Investments Fund may change its policies or procedures at any time without prior notice to shareholders.

The New York Life Investments Group of Funds reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor’s financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the New York Life Investments Group of Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a New York Life Investments Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the New York Life Investments Group of Funds reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of New York Life Investments Fund shares that could adversely affect a New York Life Investments Fund or its operations, including those from any individual or group who, in the New York Life Investments Group of Funds’ judgment, is likely to harm New York Life Investments Group of Funds shareholders.

The New York Life Investments Group of Funds, through New York Life Investment Management, the Transfer Agent and the Distributor, maintain surveillance procedures to detect frequent, excessive or short-term trading in New York Life Investments Group of Funds shares. As part of this surveillance process, the New York Life Investments Group of Funds examines transactions in New York Life

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Investments Group of Funds shares that exceed certain monetary thresholds or numerical limits within a specified period of time, including reviewing “round trips” in the New York Life Investments Group of Funds by investors. Round trips include purchases or exchanges into a New York Life Investments Fund followed or preceded by a redemption or exchange out of the same New York Life Investments Fund that is substantially similar in dollar terms. The New York Life Investments Group of Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a New York Life Investments Fund may place a 30-day “block” on any account if, during any 30-day period, there is a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that New York Life Investments Fund. The New York Life Investments Group of Funds may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of frequent, excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the New York Life Investments Group of Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures may be more or less restrictive than the New York Life Investments Group of Funds’ procedures.

In addition to these measures and other deterrents, the New York Life Investments Group of Funds may from time to time impose a redemption fee on redemptions or exchanges of New York Life Investments Fund shares made within a certain period of time in order to deter frequent, excessive or short-term trading and to offset certain costs associated with such trading.

The New York Life Investments Group of Funds will seek to apply its frequent trading policies and procedures as uniformly as practicable to accounts with the New York Life Investments Group of Funds, with the following exceptions:

• Short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the New York Life Investments Fund’s long-term shareholders;

• Purchases, reinvestments, redemptions and exchanges made on a systematic or automatic basis, such as dollar-cost averaging, dividend diversification and systematic withdrawals;

• Certain purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program;

• Any transactions not initiated by a shareholder or registered representative, such as redemptions of shares to pay fund or account fees;

• Permitted conversions of shares from one share class to another share class within the same New York Life Investments Fund;

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

• Transactions in qualified tuition programs operating under Section 529 of the Internal Revenue Code; and

• Transactions by fund of fund products where New York Life Investment Management or an affiliate is the program manager.

In addition, on a case-by-case basis, requests for one-time exceptions to the New York Life Investments Group of Funds’ frequent trading policies and procedures may be granted by the New York Life Investments Group of Funds’ Chief Compliance Officer based on the facts and circumstances of the request.

The NYLI Money Market Fund and the NYLI U.S. Government Liquidity Fund are intended for short-term investment horizons and do not monitor for nor prohibit short-term trading activity. Although these New York Life Investments Group of Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Apart from trading permitted or exceptions enumerated above in accordance with the New York Life Investments Group of Funds’ policies and procedures, no New York Life Investments Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of New York Life Investments Fund shares.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the New York Life Investments Group of Funds' Share Prices and the Valuation of Securities and Other Assets

Each New York Life Investments Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The New York Life Investments Group of Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a New York Life Investments Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the NYLI Money Market Fund and other New York Life Investments Group of Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of a New York Life Investments Fund’s investments are not available or, in the judgment of New York Life Investment Management, do not accurately reflect the fair value of a security, the fair value of the investment will be determined in good faith in accordance with procedures approved by the Board. Changes in the value of a New York

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Life Investments Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investment Management, in consultation with the Subadvisor(s) (if applicable), determines that a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures approved by the Board. A New York Life Investments Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New York Life Investments Fund does not price its shares. Consequently, the value of portfolio securities of a New York Life Investments Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a New York Life Investments Fund's assets invested in one or more Underlying Funds, the New York Life Investments Fund's NAV is calculated based upon the NAVs of those Underlying Funds, except for exchange-traded Underlying Funds, which are generally valued based on market prices.

The Board has adopted joint valuation procedures of the New York Life Investments Group of Funds and New York Life Investment Management establishing methodologies for the valuation of the New York Life Investments Group of Funds’ portfolio securities and other assets. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management as the valuation designee to perform fair valuation determinations for each New York Life Investments Fund with respect to all Fund investments and/or other assets for which market quotations are not readily available. New York Life Investment Management, in its role as valuation designee, utilizes the assistance of a Valuation Committee to support its obligations in determining fair value of the New York Life Investments Group of Funds’ securities and/or other assets. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets and the specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the New York Life Investments Fund calculates its NAV or based on other considerations. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The New York Life Investments Group of Funds expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The New York Life Investments Group of Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain New York Life Investments Group of Funds, notably the New York Life Investments International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. For Underlying Funds in which the New York Life Investments Group of Funds may invest, additional information about the circumstances when those Underlying Funds may use fair value pricing may be found in each Underlying Fund’s respective prospectus.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information about the valuations of the New York Life Investments Group of Funds’ securities and other assets and on how NAV is calculated.

Portfolio Holdings Information

A description of the New York Life Investments Group of Funds' policies and procedures with respect to the disclosure of each of the New York Life Investments Group of Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the New York Life Investments Group of Funds' portfolio holdings will be made public at nylim.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-624-6782.

The NYLI Money Market Fund will post on the New York Life Investments Group of Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. NYLI Money Market Fund's postings will remain on the New York Life Investments Group of Funds' website for a period of at least six months after posting. Also, in the case of the NYLI Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the New York Life Investments Group of Funds’ website.

The portfolio holdings for NYLI Cushing MLP Premier Fund will be made public 60 days after quarter end.

The portfolio holdings for NYLI MacKay High Yield Corporate Bond Fund, NYLI Short Duration High Income Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund will be made public 30 days after quarter end.

The portfolio holdings for NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund and NYLI Epoch U.S. Equity Yield Fund will be made public 15 days after month end.

The portfolio holdings for NYLI MacKay U.S. Infrastructure Bond Fund and NYLI Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate New York Life Investments Fund’s website and remain accessible until an updated Form N-CSR is filed or a Form N-PORT is filed.

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New York Life Investment Management (or its affiliates) offers a variety of collective investment funds including mutual funds and ETFs, in some cases in the same investment strategy, which may have different portfolio holdings disclosure schedules or frequency.

OPERATION AS A MANAGER OF MANAGERS

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the New York Life Investments Group of Funds. The Manager and the New York Life Investments Group of Funds, including the New York Life Investments Group of Funds that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a New York Life Investments Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investment Management, or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (“Wholly-Owned Subadvisors”). The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors. In addition, pursuant to a no-action position issued by the staff of the SEC, Funds covered by this Prospectus may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise an “affiliated person” (as defined in the 1940 Act) of New York Life Investment Management (“Affiliated Subadvisors”) provided that certain conditions are met (“Interpretive Relief”). This authority is subject to certain conditions, including that each New York Life Investments Fund will notify shareholders and provide them with certain information within 90 days of hiring a new subadvisor.

Certain New York Life Investments Group of Funds, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order and Interpretive Relief as they relate to Wholly-Owned Subadvisors, Affiliated Subadvisors and unaffiliated subadvisors, while other New York Life Investments Group of Funds may rely on the Order only as it relates to unaffiliated subadvisors. Certain other New York Life Investments Group of Funds may not rely on any aspect of the Order without obtaining shareholder approval.

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	x
NYLI Income Builder Fund		x
NYLI MacKay Convertible Fund		x
NYLI MacKay High Yield Corporate Bond Fund		x
NYLI MacKay Strategic Bond Fund		x
NYLI MacKay Tax Free Bond Fund		x
NYLI MacKay U.S. Infrastructure Bond Fund		x
NYLI Money Market Fund		x
NYLI Winslow Large Cap Growth Fund		x
NYLI WMC Enduring Capital Fund		x
NYLI WMC Value Fund		x

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund		x
NYLI Candriam Emerging Markets Equity Fund	x
NYLI CBRE Global Infrastructure Fund	x
NYLI CBRE Real Estate Fund	x
NYLI Conservative Allocation Fund			x
NYLI Conservative ETF Allocation Fund	x
NYLI Cushing MLP Premier Fund		x

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Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NYLI Epoch Capital Growth Fund	x
NYLI Epoch Global Equity Yield Fund		x
NYLI Epoch International Choice Fund		x
NYLI Epoch U.S. Equity Yield Fund		x
NYLI Equity Allocation Fund			x
NYLI Equity ETF Allocation Fund	x
NYLI Fiera SMID Growth Fund	x
NYLI Floating Rate Fund			x
NYLI Growth Allocation Fund			x
NYLI Growth ETF Allocation Fund	x
NYLI MacKay Arizona Muni Fund	x
NYLI MacKay California Muni Fund		x
NYLI MacKay Colorado Muni Fund	x
NYLI MacKay High Yield Muni Bond Fund		x
NYLI MacKay New York Muni Fund		x
NYLI MacKay Oregon Muni Fund	x
NYLI MacKay Short Duration High Income Fund		x
NYLI MacKay Short Term Muni Fund			x
NYLI MacKay Strategic Muni Allocation Fund	x
NYLI MacKay Total Return Bond Fund			x
NYLI MacKay Utah Muni Fund	x
NYLI Moderate Allocation Fund			x
NYLI Moderate ETF Allocation Fund	x
NYLI Short Term Bond Fund			x
NYLI S&P 500 Index Fund			x
NYLI PineStone Global Equity Fund	x
NYLI PineStone International Equity Fund	x
NYLI PineStone U.S. Equity Fund	x
NYLI WMC Growth Fund	x
NYLI WMC International Research Equity Fund		x
NYLI WMC Small Companies Fund		x

*  The shareholders of these Funds must separately approve the use of the Order as it relates to Wholly-Owned Subadvisors before it may be relied upon to hire, or to modify existing or future subadvisory agreements with, Wholly-Owned Subadvisors.

**  The shareholders of each of these Funds must approve the operation of the respective New York Life Investments Fund in accordance with the Order for the Manager and the New York Life Investments Fund to rely on the Order as it relates to Wholly-Owned Subadvisors and/or unaffiliated subadvisors.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, pays this income to you as "dividends." The dividends paid by each New York Life Investments Fund will vary based on the income from its investments and the expenses incurred by the New York Life Investments Fund.

Each Fund reserves the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each New York Life Investments Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of seeking to maintain its share price at $1.00, among other things, the NYLI Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The New York Life Investments Group of Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following Funds are declared and paid at least annually:

NYLI Candriam Emerging Markets Equity Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Fiera SMID Growth Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund, NYLI S&P 500 Index Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI

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PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least quarterly:

NYLI Balanced Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI MacKay Convertible Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least monthly:

NYLI Candriam Emerging Markets Debt Fund, NYLI Cushing MLP Premier Fund, NYLI Income Builder Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund and NYLI Short Term Bond Fund

Dividends from the net investment income (if any) of the following Funds are declared daily and paid at least monthly:

NYLI Floating Rate Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Money Market Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the New York Life Investments Group of Funds receives your purchase request in good order.

Shareholders generally prefer to buy after the dividend payment. Shareholders may prefer to avoid buying shares shortly before a dividend payment because part of their investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The New York Life Investments Group of Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The New York Life Investments Group of Funds will normally declare and distribute any capital gains, if any, to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of New York Life Investments Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the New York Life Investments Group of Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same New York Life Investments Fund; or

• another New York Life Investments Fund of your choice (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same New York Life Investments Fund.

3. Take the capital gains in cash and reinvest the dividends in the same New York Life Investments Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same New York Life Investments Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another New York Life Investments Fund of your choice (subject to eligibility requirements and other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original New York Life Investments Fund.

7. Reinvest all or a percentage of the dividends in another New York Life Investments Fund (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original New York Life Investments Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same New York Life Investments Fund.

If you prefer to reinvest dividends and/or capital gains in another New York Life Investments Fund, you must first establish an account in that class of shares of the New York Life Investments Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

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UNDERSTAND THE TAX CONSEQUENCES

NYLI Cushing MLP Premier Fund, New York Life Investments International/Global Equity Funds, New York Life Investments Mixed Asset Funds, NYLI Money Market Fund, New York Life Investments Taxable Bond Funds and New York Life Investments U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Group of Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a New York Life Investments Fund's realized capital gains are subject to tax based on the length of time a New York Life Investments Fund holds its investments, regardless of how long you hold New York Life Investments Fund shares. Generally, if a New York Life Investments Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such New York Life Investments Group of Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the NYLI Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees for the NYLI Money Market Fund” above for additional information regarding liquidity fees.

New York Life Investments Tax-Exempt Funds

The New York Life Investments Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund, Arizona, California, Colorado, New York, Oregon and Utah personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these New York Life Investments Tax-Exempt Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These New York Life Investments Tax-Exempt Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such New York Life Investments Tax-Exempt Funds hold investments, regardless of how long you hold New York Life Investments Tax-Exempt Funds’ shares. If any of the New York Life Investments Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a New York Life Investments Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

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• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

NYLI MacKay Arizona Muni Fund

NYLI MacKay Arizona Muni Fund intends to provide shareholders with current income exempt from federal and Arizona personal income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). In general, shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Arizona personal income tax and Arizona corporate income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Arizona Muni Fund to purchase or carry shares of the Fund generally will not be deductible for purposes of Arizona personal income tax or Arizona corporate income tax. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Arizona Muni Fund.

NYLI MacKay California Muni Fund

So long as, at the close of each quarter of the NYLI MacKay California Muni Fund’s taxable year, at least 50% of the value of the NYLI MacKay California Muni Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay California Muni Fund to purchase or carry shares of that Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of NYLI MacKay California Muni Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Colorado Muni Fund

NYLI MacKay Colorado Muni Fund seeks to provide shareholders with current income exempt from federal and Colorado income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Exempt-interest dividends paid by the Fund generally should not be subject to Colorado income tax to the extent such dividends are attributable to interest income on obligations of the State of Colorado or any political subdivisions thereof. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Colorado personal income tax and Colorado corporate income tax. Some such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax (AMT) for individuals, estates and trusts. The Colorado AMT does not apply to corporate taxpayers. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Colorado Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Colorado income tax purposes. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Colorado Muni Fund.

NYLI MacKay New York Muni Fund

NYLI MacKay New York Muni Fund seeks to comply with certain state tax requirements so that individual shareholders of NYLI MacKay New York Muni Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, NYLI MacKay New York Muni Fund will invest in New York State or municipal bonds. Individual shareholders of NYLI MacKay New York Muni Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by NYLI MacKay New York Muni Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of the NYLI MacKay New York Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Oregon Muni Fund

NYLI MacKay Oregon Muni Fund seeks to provide shareholders with current income exempt from federal and Oregon income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). Such distributions will also be exempt from Oregon personal income tax to the extent they are attributable to interest on (i) obligations issued by or on behalf of the State of Oregon and its political subdivisions, and (ii) obligations of any authority, commission, instrumentality and territorial possession of the United States that by the laws of the United Sate are exempt from federal income tax but not from state income taxes. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Oregon

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personal income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Oregon Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Oregon personal income tax purposes. In general, distributions by the Fund, including exempt-interest dividends, are not exempt for purposes of the Oregon corporate income and excise taxes. Oregon also imposes a “corporate activity tax” (CAT), which is a gross receipts tax whose applicability is not limited to corporations as its name implies. The CAT is imposed on corporate and non-corporate businesses for the privilege of doing business in Oregon and is measured by the gross receipts (subject to certain exclusions) that a business realizes from transactions and activity in Oregon. While interest and dividend income are generally exempt from the Oregon CAT, other distributions from the Fund may not be exempt. Prospective shareholders should consult their tax advisers about these and other state and local tax consequences of investing in the NYLI MacKay Oregon Muni Fund.

NYLI MacKay Short Term Muni Fund

NYLI MacKay Short Term Muni Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of tax-exempt municipal debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the NYLI MacKay Short Term Muni Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the NYLI MacKay Short Term Muni Fund to be able to pay distributions from its net tax-exempt income. Although the NYLI MacKay Short Term Muni Fund normally will seek to qualify to pay distributions from its net tax-exempt income, there is no guarantee that the NYLI MacKay Short Term Muni Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the NYLI MacKay Short Term Muni Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a NYLI MacKay Short Term Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the NYLI MacKay Short Term Muni Fund’s distributions from tax-exempt income.

NYLI MacKay Utah Muni Fund

NYLI MacKay Utah Muni Fund intends to provide shareholders with current income exempt from federal and Utah personal income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Such dividends will also be exempt from Utah personal income tax to the extent they are attributable to interest income on (i) obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal government issuers, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and Utah state personal income tax, and (ii) obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and, pursuant to Utah statutory authority, from Utah personal (but not corporate) income taxes. The Utah State Tax Commission previously provided an administrative determination identifying those states (consisting of states that do not impose personal income tax on interest from Utah obligations), but has ceased providing that guidance. There can be no certainty as to the ongoing exemption from Utah personal income tax of the interest on obligations of states other than Utah. Other distributions from the Fund generally will not be exempt from Utah income tax. Distributions of interest income by the NYLI MacKay Utah Muni Fund are generally not exempt from the Utah corporate franchise and income tax, although Utah may allow a partial tax credit for such amounts. Prospective shareholders of the NYLI MacKay Utah Muni Fund should consult their tax advisers about these and other state and local tax consequences of investing in the Fund.

New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds are subject to tax, whether you take them as cash or automatically reinvest them. These Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds and Underlying ETFs. Distributions of the long-term capital gains of the New York Life Investments Asset Allocation Funds, New York Life Investments ETF Asset Allocation Funds or Underlying Funds and Underlying ETFs will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these Funds and the reallocation of investments among Underlying Funds and Underlying ETFs could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds and Underlying ETFs earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

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NYLI Cushing MLP Premier Fund

As a regulated investment company ("RIC"), the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In accordance with the tax requirements applicable to a RIC, the Fund will, as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships, which are treated as partnerships for U.S. federal income tax purposes and are defined more specifically in the provisions applicable to RICs.

To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, the Fund may realize taxable income and distributions to the Fund's shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture. Such taxable income from recapture may be realized even if an MLP interest is sold at a loss or may exceed the gain if the MLP interest is sold at a gain. Losses allocated to the Fund from one MLP investment will carry forward as separate passive activity losses until such investment generates income or is itself sold, with such losses not being available in the meantime to offset income or gains allocated to the Fund from other MLP investments. Any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize income and/or realized gain or losses for U.S. federal income tax purposes.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Tax Reporting and Withholding (All Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as exempt-interest dividends, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For New York Life Investments Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the New York Life Investments Group of Funds’ default method (i.e., average cost if available) will be used.

The New York Life Investments Group of Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the New York Life Investments Group of Funds with your correct taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup

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withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the New York Life Investments Group of Funds.

The New York Life Investments Group of Funds is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the New York Life Investments Group of Funds to determine whether withholding is required.

Return of Capital (All Funds)

If a New York Life Investments Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

Tax Treatment of Exchanges (All Funds)

An exchange of shares of one New York Life Investments Fund for shares of another generally will be treated as a sale of shares of the first New York Life Investments Fund and a purchase of shares of the second New York Life Investments Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a New York Life Investments Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their New York Life Investments Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the New York Life Investments Fund, to the extent reported by the New York Life Investments Fund. There can be no assurance as to whether any of a New York Life Investments Group of Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the New York Life Investments Group of Funds. Moreover, depending on the circumstances, a New York Life Investments Fund may report all, some or none of the New York Life Investments Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the New York Life Investments Group of Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any New York Life Investments Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The New York Life Investments Group of Funds is also required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the New York Life Investments Group of Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management is located at 51 Madison Avenue, New York, New York 10010. New York Life Investment Management, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2025, New York Life Investment Management and its affiliates managed approximately $808 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager supervises the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds' Chief Compliance Officer’s compensation (a portion of which may be reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2025, each Fund paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of the Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2025
NYLI Candriam Emerging Markets Equity Fund	1.00%
NYLI Epoch Capital Growth Fund	0.75%
NYLI Epoch Global Equity Yield Fund	0.70%
NYLI Epoch International Choice Fund	0.80%
NYLI Epoch U.S. Equity Yield Fund	0.69%
NYLI Fiera SMID Growth Fund	0.75%
NYLI PineStone Global Equity Fund	0.80%
NYLI PineStone International Equity Fund	0.80%
NYLI PineStone U.S. Equity Fund	0.55%
NYLI S&P 500 Index Fund	0.16%
NYLI Winslow Large Cap Growth Fund	0.61%
NYLI WMC Enduring Capital	0.55%
NYLI WMC Growth Fund	0.68%
NYLI WMC International Research Equity Fund	0.75%
NYLI WMC Small Companies Fund	0.80%
NYLI WMC Value Fund	0.66%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund, please refer to each Fund's Form N-CSR for the period ended April 30, 2025.

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The Manager is not responsible for records maintained by the Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investment Management in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, JPMorgan is compensated by New York Life Investment Management.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

Except as otherwise stated, each voluntary waiver or reimbursement discussed below may be discontinued at any time.

New York Life Investment Management has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of certain NYLI Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the percentage of average daily net assets set forth below.

NYLI S&P 500 Index Fund: Investor Class, 0.70%; and SIMPLE Class, 0.95%

NYLI Winslow Large Cap Growth Fund: Class R1, 0.95%

NYLI WMC International Research Equity Fund: Investor Class, 1.95%; and Class C, 2.70%

Prior to the effective date of their current voluntary expense waiver/reimbursement arrangements, certain NYLI Funds had different arrangements in place.

Contractual

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain NYLI Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the percentage of average daily net assets set forth below:

NYLI Candriam Emerging Markets Equity Fund: Class A, 1.50%, Class I, 1.01%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement, to Class C and Investor Class shares.

NYLI Epoch Capital Growth Fund: Class A, 1.15%, Class I, 0.90%.

NYLI Epoch Global Equity Yield Fund: Class A, 1.09%, Class C, 1.84%, Class I, 0.84%, Class R6, 0.74%.

NYLI Epoch International Choice Fund: Class I, 0.95%.

NYLI Epoch U.S. Equity Yield Fund: Class I, 0.73%.

NYLI Fiera SMID Growth Fund: Class A, 1.15%, Class C, 2.05%, Class I, 0.85%, Class R6, 0.84%.

NYLI PineStone Global Equity Fund: Class A, 1.10%, Class C, 2.00.%, Class I, 0.85%, Class R6, 0.84%, Class P, 0.85%.

NYLI PineStone International Equity Fund: Class A, 1.20%, Class C, 2.29%, Class I, 0.85%, Investor Class, 1.54%, Class R6, 0.80%, Class P, 0.85%.

NYLI PineStone U.S. Equity Fund: Class A, 0.99%, Class C, 1.89%, Class I, 0.74%, Class R6, 0.73%, Class P, 0.74%.

NYLI S&P 500 Index Fund: Class A, 0.60%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement, to Class I, Investor Class and SIMPLE Class shares.

NYLI Winslow Large Cap Growth Fund: Class I, 0.88%.

NYLI WMC Growth Fund: Class I, 0.75%.

NYLI WMC International Research Equity Fund: Class A, 1.18%, Class I, 0.86%.

NYLI WMC Value Fund: Class I, 0.70%.

With respect to the NYLI Winslow Large Cap Growth Fund, New York Life Investment Management has agreed to waive a portion of its management fee so that the management fee does not exceed 0.550% on assets between $11 billion and $13 billion, and 0.525% on assets over $13 billion.

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Except for the NYLI PineStone International Equity Fund, these agreements will remain in effect until February 28, 2027, and shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Funds. With respect to the NYLI PineStone International Equity Fund, the agreement will remain in effect until February 28, 2028 and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

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All Funds

Except as otherwise stated in this Prospectus, New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I.

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to any Fund’s share class do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level reimbursements or small account fees.

WHO MANAGES YOUR MONEY?

New York Life Investment Management serves as Manager of the Funds.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Funds. See the SAI for a breakdown of fees.

Candriam has its principal office at 19-21 route d’Arlon L-8009 Strassen, Luxembourg. As of December 31, 2025, Candriam had $190.9 billion in assets under supervision. Candriam is an indirect majority-owned subsidiary of New York Life. Candriam is the subadvisor to the NYLI Candriam Emerging Markets Equity Fund.

Epoch Investment Partners, Inc. ("Epoch") is located at 1 Vanderbilt Avenue, New York, New York 10017. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2025, Epoch managed approximately $29.7 billion in assets. Epoch is the subadvisor to the NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund and NYLI Epoch U.S. Equity Yield Fund.

Fiera Capital Inc. (“Fiera Capital”) is located at 477 Madison Avenue, Suite 720, New York, New York 10022, and provides day-to-day management of the investments of the Fund, subject to the oversight of the Advisor. As of September 30, 2025, Fiera Capital had $26.4 billion in regulatory assets under management. Fiera Capital is the subadvisor to the NYLI Fiera SMID Growth Fund.

PineStone Asset Management Inc. (“PineStone”) is located at 1981 McGill College Avenue, Suite 1600 Montreal, Québec H3A 2Y1. As of December 31, 2025, PineStone manages approximately $58.43 billion in assets. PineStone is the subadvisory to NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund.

Wellington Management Company LLP (“Wellington”) has its principal offices at 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2025, Wellington had over $1.3 trillion of assets under management. Wellington is the subadvisor to the NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund.

Winslow Capital Management, LLC ("Winslow Capital") is located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and is a wholly-owned subsidiary of Nuveen, LLC (“Nuveen”). As of October 1, 2014, Nuveen is an indirect subsidiary of TIAA. As of December 31, 2025, Winslow Capital managed approximately $34.2 billion in assets. Winslow is the subadvisor to the NYLI Winslow Large Cap Growth Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds' portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of shares of the Funds is available in the SAI.

Cody Ampomah

Mr. Ampomah has managed the NYLI WMC Small Companies Fund since February 2026. He is an equity research analyst on the Emerging Companies Team where he conducts fundamental analysis on global equity investments focusing on a wide range of sectors. Prior to joining Wellington in 2022, Mr. Ampomah worked as an equity analyst at Allspring Global Investments from 2016 to 2022, where he conducted fundamental analysis primarily focused on the technology and industrial sectors. Mr. Ampomah earned his BBA in finance from the University of Wisconsin-Milwaukee in 2017.

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Greg Barrato

Mr. Barrato has managed the NYLI S&P 500 Index Fund since 2023. Mr. Barrato is a Director at New York Life Investment Management and has been with the firm or its predecessors since 2011. Previously, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a graduate of the University of Connecticut.

Steven D. Bleiberg

Mr. Bleiberg has been a portfolio manager of NYLI Epoch Capital Growth Fund since 2016. Mr. Bleiberg joined Epoch Investment Partners in 2014, where he is Managing Director and Portfolio Manager. Prior to joining Epoch, Mr. Bleiberg was a portfolio manager with Legg Mason. Mr. Bleiberg holds an AB from Harvard and an MS from the Sloan School of Management at MIT with a concentration in Finance.

William J. Booth, CFA

Mr. Booth has been a portfolio manager of the NYLI Epoch International Choice Fund since 2017. Mr. Booth joined Epoch in 2009, where he is a Managing Director and Chief Investment Officer. Prior to joining Epoch, Mr. Booth was a consumer and retail analyst at PioneerPath Capital, which is a long/short equity hedge fund. Mr. Booth holds a BS in Chemical Engineering from Yale University and an MBA from New York University’s Leonard N. Stern School of Business. He also holds the Chartered Financial Analyst® (“CFA®”) designation.

Patrick M. Burton, CFA

Mr. Burton is a Senior Managing Director and Portfolio Manager of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the NYLI Winslow Large Cap Growth Fund since 2013. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

Peter W. Carpi, CFA

Mr. Carpi has managed the NYLI WMC Small Companies Fund since 2021. He is a Senior Managing Director and Portfolio Manager and re-joined Wellington in 2005. Mr. Carpi has been in the investment management industry since 2000. He earned his MBA from Stanford University (2005) and his BSE in electrical engineering from the University of Pennsylvania (Moore, 2000). Additionally, Mr. Carpi holds the Chartered Financial Analyst designation

Andrew Chan, CIM

Mr. Chan has managed the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund since 2023. Mr. Chan assisted in the founding of PineStone Asset Management Inc. and serves as the firm’s Head of Research. Prior to assisting in founding PineStone Asset Management Inc. in 2021, Mr. Chan was a Vice-President, Director of Research of the Global Equity Team at Fiera Capital. Prior to joining Fiera Capital in 2009, Mr. Chan was a Senior Analyst covering U.S. Small Cap equities at Van Berkom and Associates from 2007 to 2009. Prior to that, Mr. Chan was a Research Analyst covering Global equities at Montrusco Bolton from 2005 to 2007. Prior to Montrusco Bolton, Mr. Chan was a Research Analyst at Van Berkom and Associates from 2001 to 2003. Mr. Chan received his BComm from McGill University in 2000 and his MSc. from HEC Montreal in 2005.

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David Cook, CFA

Mr. Cook has managed the NYLI Fiera SMID Growth Fund since 2023. He is a Vice-President and Portfolio Manager at Fiera Capital Inc. He joined in 2018 from Federated Investors, where he worked as a midcap portfolio manager and as a healthcare analyst for over 17 years. Mr. Cook has covered healthcare stocks extensively throughout his career, including at some of his previous firms (Founders Asset Management and Fifth Third Bank). His buy side experience encompasses both long only funds as well as absolute return funds. Mr. Cook holds the CFA designation, and has an MBA from the Weatherhead School of Management at the Case Western Reserve University and a BA in Economics from Miami (OH) University.

David B. DuBard, CFA

Mr. DuBard has managed the NYLI WMC Small Companies Fund since 2023. He is an equity portfolio manager on the Wellington Emerging Companies Team. Prior to joining Wellington in 1992, Mr. DuBard worked in the research department at Morgan Keegan and Company from 1988 to 1989, analyzing energy, bank, and airline equities. Mr. DuBard earned his MBA, with a concentration in finance, from the University of Pennsylvania (Wharton) and his BA in economics and business administration from Rhodes College. Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Society Boston. Effective December 31, 2026, Mr. DuBard will retire from Wellington and will no longer be a portfolio manager of the Fund.

Betsy M. George

Ms. George has managed the NYLI WMC Value Fund since 2024. She is a Managing Director and Equity Research Analyst and joined Wellington in 2017. Ms. George has been in the investment management industry since 2004. She earned an MBA from Harvard Business School and a BS in economics, with honors, from the Wharton School at the University of Pennsylvania.

Ravi Gill, CFA

Mr. Gill has managed the NYLI WMC Value Fund since 2024. He joined Wellington in 2019 and is currently a Managing Director and Equity Research Analyst. Prior to joining Wellington, he worked as a research analyst at Capital Group from 2013 to 2018. Mr. Gill earned his MSc in accounting and BBA in finance and investments, summa cum laude, from Baruch College of the City University of New York. Additionally, Mr. Gill holds the Chartered Financial Analyst designation and is a member of the CFA® Institute.

Steven M. Hamill, CFA

Mr. Hamill has been a portfolio manager of the NYLI Winslow Large Cap Growth Fund since 2023. He joined Winslow Capital in 2006 and is currently a Senior Managing Director. Prior to joining Winslow Capital, he was a Senior Analyst at Piper Jaffray and RBC Capital Markets providing research on the medical device industry. He also served as a Manager at Arthur Andersen. Mr. Hamill graduated Magna Cum Laude with a BS in Honors Economics & Finance from Marquette University. He is also a CFA® charterholder.

Matthew D. Hudson, CFA

Mr. Hudson has managed the NYLI WMC Growth Fund since 2025. He is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2005. Mr. Hudson has been in the investment management industry since 1996. He earned his MBA from Boston University and his BA in finance from Babson College. Additionally, Mr. Hudson holds the Chartered Financial Analyst (CFA®) designation.

Adam H. Illfelder, CFA

Mr. Illfelder has managed the NYLI WMC Value Fund since 2021. He is Senior Managing Director and Portfolio Manager and joined Wellington in 2005. Mr. Illfelder has been in the investment management industry since 1997. He earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, Mr. Illfelder is a CFA® charterholder and is a member of the CFA Institute.

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Michael Jin, CFA

Mr. Jin has managed the NYLI Epoch Global Equity Yield Fund and NYLI Epoch U.S. Equity Yield Fund since 2024. He is a portfolio manager, managing director, and senior research analyst for TD Epoch’s Shareholder Yield investment strategies. Before joining the firm in 2010, Mr. Jin was a research analyst at AllianceBernstein. Prior to AllianceBernstein, he worked as a corporate finance consultant at McKinsey & Company and as a process engineer at Praxair, Inc. where he was awarded four U.S. patents. Mr. Jin completed his undergraduate courses at the University of Science & Technology of China, received an M.S. from the University of Notre Dame, an M.S. from SUNY at Buffalo, and an MBA from the University of Chicago.

Rob Katz

Mr. Katz has managed the NYLI WMC Enduring Capital Fund since 2024. Mr. Katz is an equity research analyst on the Durable Equity Team, where he focuses on the Durable Companies and Durable Enterprises approaches. Prior to joining Wellington, Mr. Katz co-founded Durable Partners, a long-term oriented investment firm focused on investing in small/mid-size private companies. Mr. Katz previously worked as an analyst in the Public Equity Group at Bain Capital from 2013 to 2019, as an associate at Clayton, Dubilier & Rice from 2010 to 2012, and as an investment banking analyst at Goldman Sachs from 2008 to 2010. Mr. Katz earned his MBA from Harvard Business School and his A.B. in economics from Princeton University.

Justin H. Kelly, CFA

Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a Portfolio Manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the NYLI Winslow Large Cap Growth Fund since 2005. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Lin Lin, CFA

Ms. Lin has managed the NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, and NYLI Epoch U.S. Equity Yield Fund since 2024. Ms. Lin is a portfolio manager and Head of the Quantitative Research team. Prior to joining Epoch in 2017, Ms. Lin was a vice president and equity strategist on the Global Quantitative Research team at Morgan Stanley, where she helped launch their global quantitative product and published research on a variety of topics, including stock selection and ESG investing. Before that, Ms. Lin was an assistant vice president and senior research analyst on the Quantitative Research and Portfolio Strategy team at Sanford C. Bernstein. Ms. Lin began her career as a consulting associate at FMI Corp. Ms. Lin has a B.A. in Economics from Nanjing University, and an M.A. in Economics from Duke University.

Wayne Lin, CFA

Mr. Lin has managed the NYLI Epoch International Choice Fund since 2024. Mr. Lin is a member of the global portfolio management team, primarily focused on Epoch’s product management and development capability, as well as investment risk analysis. Prior to joining the firm in 2016, Mr. Lin was a portfolio manager at QS Investors and at Legg Mason Global Asset Allocation prior to its acquisition by QS. At Legg Mason, Mr. Lin helped to create and manage several multi-asset class products, including target-date funds, a real asset strategy, and a downside risk mitigation strategy. Mr. Lin holds a BA in Economics from the University of Chicago and an MBA from Columbia Business School.

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Francis J. Ok

Mr. Ok has managed the NYLI S&P 500 Index Fund since 1996. Mr. Ok is a Managing Director at New York Life Investment Management and has been with the firm or its predecessors since 1994, including as the Head of Equity Trading for the Equity teams at MacKay Shields LLC and the Lead Portfolio Manager for the Passive Equity index strategies. Mr. Ok holds a BS in Economics from Northeastern University.

Glen Petraglia, CFA

Mr. Petraglia has been a portfolio manager of the NYLI Epoch International Choice Fund since 2018. He is a Managing Director, portfolio manager and senior equity research analyst of Epoch Investment Partners, Inc. Prior to joining Epoch in 2014, Mr. Petraglia was a generalist portfolio manager and an analyst at Standard Life Investments in Boston, where he focused on consumer staples, restaurants and regional banks. Before Standard Life, he held positions at Citigroup and Nabisco. He received his BS from Providence College and an MBA from New York University’s Leonard N. Stern School of Business. Mr. Petraglia is a CFA® charterholder.

Nikolay Petrakov, CFA

Mr. Petrakov has managed the NYLI Epoch International Choice Fund since 2024. He is a Managing Director, Portfolio Manager and Equity Research Analyst at Epoch. Prior to joining Epoch in 2014, Mr. Petrakov was an international equity analyst at Lord, Abbett & Co. for eight years, where he focused on banks, insurers, asset managers, and specialty finance companies. Before Lord, Abbett & Co., Mr. Petrakov was an investment analyst at AON Hewitt Financial Services. Mr. Petrakov received a BA from Hope College and an MBA from the University of Chicago.

Mary L. Pryshlak, CFA

Ms. Pryshlak has managed the NYLI WMC International Research Equity Fund since 2021. She is a Senior Managing Director and Head of the Investment Research group at Wellington. Ms. Pryshlak joined Wellington in 2004 and has been in the investment management industry since 1995. She received her BA in economics and French from Rutgers College (1993). Ms. Pryshlak also holds the Chartered Financial Analyst designation and is a member of the Association of Insurance and Financial Analysts (AIFA), the CFA Institute, and the CFA Society Boston.

Sunil Reddy, CFA

Mr. Reddy has managed the NYLI Fiera SMID Growth Fund since 2023. He is a Senior Vice President at Fiera Capital Inc. with diverse investment management experience accumulating since 1991. Mr. Reddy is a member of the investment committee at Fiera Growth Strategies, in addition to covering technology, financial and consumer discretionary sectors. His background includes stints in portfolio management, equity analysis and in corporate debt underwriting, trading and syndication roles. Mr. Reddy joined Apex (a predecessor of Fiera) from Fifth Third where he co-managed the Fifth Third Quality Growth Fund and was the sole manager for the Fifth Third Technology fund. In addition, Mr. Reddy was an integral member of the Growth team covering the technology and financial sectors. Mr. Reddy also has extensive fixed income experience having managed a $6 billion fixed income portfolio at Fifth Third. At Keycorp, Mr. Reddy was involved in various funding and interest rate risk management strategies for the Funds Management group. Mr. Reddy is a Chartered Financial Analyst, and has an M.B.A from Weatherhead School of Management, Case Western Reserve University and an undergraduate degree in Electrical Engineering from The Ohio State University.

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Nadim Rizk, MBA, CFA

Mr. Rizk has managed the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund since 2023. Mr. Rizk is the Chief Executive Officer and Chief Investment Officer of PineStone Asset Management Inc. and Lead Portfolio Manager of the Global International and U.S. Equity Strategies. Prior to founding PineStone Asset Management Inc. in 2021, Mr. Rizk was a Senior Vice President, Head of the Global Equity Team and Lead Portfolio Manager at Fiera Capital. Prior to joining Fiera in 2009, Mr. Rizk was a Senior Global Research Analyst from 2000 to 2004, and the Head of Global Equities and Manager of the U.S. and Global equity funds from 2004 to 2009 at Montrusco Bolton. Prior to Montrusco Bolton, Mr. Rizk was an equity Research Analyst at CN Investments from 1998 to 2000. Mr. Rizk received his BComm from the American University of Beirut in 1995 and his MBA from McGill University in Montréal in 1998 and has earned the right to use the Chartered Financial Analyst designation since 2001.

Lamine Saidi

Mr. Saidi has managed the NYLI Candriam Emerging Markets Equity Fund since 2017. He has served as a Senior Fund Manager at Candriam since 2005. He previously worked at Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi holds a Master’s degree in Banking and Financial Econometrics from the University of Aix-en-Provence in France.

Paulo Salazar

Mr. Salazar has managed the NYLI Candriam Emerging Markets Equity Fund since 2021 and currently serves as Head of Emerging Market Equities. He joined Candriam in 2015 as an Emerging Markets Equity Analyst and has over 20 years of experience in Emerging Markets across private equity and financial markets. Mr. Salazar earned his B.B.A. in Corporate Finance and Financial Markets from FGV-EAESP in São Paulo and holds an International Diploma in Finance from the University of California, Berkeley.

Philip Screve

Mr. Screve has managed the NYLI Candriam Emerging Markets Equity Fund since 2017. He has served as Senior Fund Manager responsible for Central and Eastern European Emerging Markets at Candriam since 2003 and has worked in Emerging Markets since joining the firm. Mr. Screve joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He holds a Master’s degree in Commerce and Finance from Vlekho Business School in Belgium.

Clark R. Shields

Mr. Shields has managed the NYLI WMC Growth Fund since 2023. He is a Senior Managing Director and Equity Portfolio Manager and joined Wellington in 2015. Mr. Shields has been in the investment management industry since 1998. He received his MBA from Harvard Business School and his BS in business administration from Washington and Lee University.

David J. Siino, CFA, CAIA

Mr. Siino has been a portfolio manager of the NYLI Epoch Capital Growth Fund since 2016. Mr. Siino joined Epoch in 2007, where he is a Managing Director, Portfolio Manager and Senior Research Analyst. Prior to joining Epoch in 2007, Mr. Siino was a research analyst with Gabelli & Company where he was responsible for covering the financial services sector, overseeing the automotive sector research team and making buy/sell recommendations for the Gabelli mutual funds. Mr. Siino holds a BA from Hofstra University and an MBA from Baruch College. He is also a CFA® charterholder and a Chartered Alternative Investment Analyst.

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Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the NYLI Epoch U.S. Equity Yield Fund since 2013 and the NYLI Epoch Global Equity Yield Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

Mark A. Whitaker, CFA

Mr. Whitaker has managed NYLI WMC Enduring Capital Fund since 2021. He joined Wellington in 2004, and is a Senior Managing Director and Equity Portfolio Manager. Mr. Whitaker has been in the investment management industry since 2000. He earned his MBA from Stanford University (2004) and his BS in business administration from the University of Kansas, Lawrence (1999). Additionally, Mr. Whitaker holds the CFA® designation.

Jonathan G. White, CFA

Mr. White has managed the NYLI WMC International Research Equity Fund since 2021. He is a Managing Director and the Director of the Research Portfolios for Investment Research group at Wellington. Mr. White joined Wellington in 1999 and has been in the investment management industry since 1994. He received his MBA, magna cum laude, from Babson College (Olin, 2002) and his BBA in finance, cum laude, from the University of Massachusetts (1994). Additionally, he holds the Chartered Financial Analyst designation.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years, or if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, is included in each Fund's financial statements, which are included in each Fund's Form N-CSR and which are available upon request.

The NYLI Fiera SMID Growth Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund have adopted the operating history of their respective predecessor fund for financial reporting purposes. Beginning with the period April 1, 2023 through October 31, 2023, such Funds were audited by KPMG LLP, whose report, along with each such Fund's financial statements, is included in such Fund's Annual Reports, which is available upon request. The financial highlights presented for such Funds for the periods prior to April 1, 2023, is that of the predecessor funds and was audited by the predecessor funds' independent auditor, whose report therein was unqualified.

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Financial Highlights

NYLI Candriam Emerging Markets Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.52	$8.39	$8.24	$12.73	$10.66
Net investment income (loss)(a)	0.02	0.05	0.08	0.13	0.04
Net realized and unrealized gain (loss)	3.31	2.15	0.14	(4.56)	2.06
Total from investment operations	3.33	2.20	0.22	(4.43)	2.10
Less distributions:
From net investment income	(0.03)	(0.07)	(0.07)	(0.06)	(0.03)
Net asset value at end of year	$13.82	$10.52	$8.39	$8.24	$12.73
Total investment return(b)	31.85%	26.30%	2.60%	(34.95)%	19.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.49%	0.84%	1.25%	0.30%
Net expenses(c)	1.37%	1.35%	1.33%	1.44%	1.47%
Expenses (before waiver/reimbursement)(c)	1.74%	1.58%	1.55%	1.77%	1.75%
Portfolio turnover rate	189%	101%	60%	105%	74%
Net assets at end of year (in 000’s)	$2,361	$2,067	$1,910	$2,144	$2,921

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.49	$8.36	$8.22	$12.70	$10.65
Net investment income (loss)(a)	0.00‡	0.03	0.06	0.12	0.02
Net realized and unrealized gain (loss)	3.31	2.16	0.13	(4.55)	2.05
Total from investment operations	3.31	2.19	0.19	(4.43)	2.07
Less distributions:
From net investment income	(0.01)	(0.06)	(0.05)	(0.05)	(0.02)
Net asset value at end of year	$13.79	$10.49	$8.36	$8.22	$12.70
Total investment return(b)	31.64%	26.27%	2.33%	(34.99)%	19.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.03%	0.34%	0.68%	1.09%	0.15%
Net expenses(c)	1.48%	1.48%	1.50%	1.57%	1.52%
Expenses (before waiver/reimbursement)(c)	1.85%	1.71%	1.72%	1.88%	1.81%
Portfolio turnover rate	189%	101%	60%	105%	74%
Net assets at end of year (in 000's)	$220	$212	$198	$256	$507

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

187

Financial Highlights

NYLI Candriam Emerging Markets Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.25	$8.18	$8.05	$12.48	$10.52
Net investment income (loss)(a)	(0.07)	(0.04)	(0.02)	0.04	(0.08)
Net realized and unrealized gain (loss)	3.21	2.11	0.15	(4.47)	2.04
Total from investment operations	3.14	2.07	0.13	(4.43)	1.96
Net asset value at end of year	$13.39	$10.25	$8.18	$8.05	$12.48
Total investment return(b)	30.63%	25.31%	1.61%	(35.50)%	18.63	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.67)%	(0.47)%	(0.18)%	0.36%	(0.63)%
Net expenses(d)	2.23%	2.23%	2.25%	2.31%	2.27%
Expenses (before waiver/reimbursement)(d)	2.60%	2.46%	2.48%	2.64%	2.57%
Portfolio turnover rate	189%	101%	60%	105%	74%
Net assets at end of year (in 000’s)	$38	$50	$71	$141	$212

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.64	$8.48	$8.33	$12.85	$10.77
Net investment income (loss)(a)	0.07	0.07	0.12	0.16	0.05
Net realized and unrealized gain (loss)	3.34	2.20	0.12	(4.58)	2.11
Total from investment operations	3.41	2.27	0.24	(4.42)	2.16
Less distributions:
From net investment income	(0.06)	(0.11)	(0.09)	(0.10)	(0.08)
Net asset value at end of year	$13.99	$10.64	$8.48	$8.33	$12.85
Total investment return(b)	32.40%	26.82%	2.87%	(34.65)%	20.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.68%	1.28%	1.65%	0.38%
Net expenses(c)	1.01%	1.01%	1.01%	1.06%	1.07%
Expenses (before waiver/reimbursement)(c)	1.50%	1.32%	1.29%	1.54%	1.52%
Portfolio turnover rate	189%	101%	60%	105%	74%
Net assets at end of year (in 000’s)	$15,996	$8,065	$20,401	$12,977	$4,532

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

188

Financial Highlights

NYLI Candriam Emerging Markets Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of year	$10.56	$8.42	$8.28	$12.79	$10.71
Net investment income (loss)(a)	0.06	0.08	0.11	0.17	0.08
Net realized and unrealized gain (loss)	3.33	2.16	0.13	(4.57)	2.06
Total from investment operations	3.39	2.24	0.24	(4.40)	2.14
Less distributions:
From net investment income	(0.07)	(0.10)	(0.10)	(0.11)	(0.06)
Net asset value at end of year	$13.88	$10.56	$8.42	$8.28	$12.79
Total investment return(b)	32.36%	26.84%	2.82%	(34.65)%	20.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	0.83%	1.24%	1.63%	0.58%
Net expenses(c)	1.01%	1.01%	1.01%	1.06%	1.07%
Expenses (before waiver/reimbursement)(c)	1.38%	1.25%	1.23%	1.40%	1.32%
Portfolio turnover rate	189%	101%	60%	105%	74%
Net assets at end of year (in 000’s)	$99,490	$112,560	$126,160	$93,598	$83,916

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

189

Financial Highlights

NYLI Epoch Capital Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.35	$11.98	$10.44	$17.09	$14.43
Net investment income (loss)(a)	0.03	0.04	0.06	0.03	(0.01)
Net realized and unrealized gain (loss)	1.93	3.38	1.61	(2.86)	5.43
Total from investment operations	1.96	3.42	1.67	(2.83)	5.42
Less distributions:
From net investment income	(0.06)	(0.05)	(0.02)	—	(0.03)
From net realized gain on investments	(0.61)	(0.00)‡	(0.11)	(3.82)	(2.73)
Total distributions	(0.67)	(0.05)	(0.13)	(3.82)	(2.76)
Net asset value at end of year	$16.64	$15.35	$11.98	$10.44	$17.09
Total investment return(b)	13.22%	28.67%	16.09%	(20.79)%	42.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22%	0.27%	0.51%	0.30%	(0.08)%
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses (before waiver/reimbursement)(c)	1.25%	1.23%	1.26%	1.25%	1.36%
Portfolio turnover rate	33%	33%	30%	31%	80%
Net assets at end of year (in 000’s)	$67,850	$57,130	$38,828	$20,880	$21,767

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

190

Financial Highlights

NYLI Epoch Capital Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.19	$11.87	$10.35	$17.02	$14.40
Net investment income (loss)(a)	(0.01)	0.00‡	0.03	0.01	(0.05)
Net realized and unrealized gain (loss)	1.91	3.36	1.60	(2.86)	5.40
Total from investment operations	1.90	3.36	1.63	(2.85)	5.35
Less distributions:
From net investment income	(0.02)	(0.04)	—	—	(0.00)‡
From net realized gain on investments	(0.61)	(0.00)‡	(0.11)	(3.82)	(2.73)
Total distributions	(0.63)	(0.04)	(0.11)	(3.82)	(2.73)
Net asset value at end of year	$16.46	$15.19	$11.87	$10.35	$17.02
Total investment return(b)	12.90%	28.40%	15.81%	(21.04)%	42.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05)%	0.02%	0.26%	0.05%	(0.31)%
Net expenses(c)	1.42%	1.41%	1.41%	1.39%	1.42%
Expenses (before waiver/reimbursement)(c)	1.42%	1.41%	1.46%	1.44%	1.59%
Portfolio turnover rate	33%	33%	30%	31%	80%
Net assets at end of year (in 000's)	$4,128	$3,772	$3,195	$1,134	$1,648

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

191

Financial Highlights

NYLI Epoch Capital Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$14.30	$11.22	$9.86	$16.49	$14.10
Net investment income (loss)(a)	(0.11)	(0.10)	(0.05)	(0.08)	(0.16)
Net realized and unrealized gain (loss)	1.77	3.18	1.52	(2.73)	5.28
Total from investment operations	1.66	3.08	1.47	(2.81)	5.12
Less distributions:
From net realized gain on investments	(0.61)	(0.00)‡	(0.11)	(3.82)	(2.73)
Net asset value at end of year	$15.35	$14.30	$11.22	$9.86	$16.49
Total investment return(b)	12.09%	27.40%	14.97%	(21.60)%	41.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.80)%	(0.72)%	(0.43)%	(0.71)%	(1.09)%
Net expenses(c)	2.16%	2.15%	2.15%	2.14%	2.17%
Expenses (before waiver/reimbursement)(c)	2.16%	2.15%	2.20%	2.20%	2.34%
Portfolio turnover rate	33%	33%	30%	31%	80%
Net assets at end of year (in 000’s)	$1,105	$1,418	$1,091	$794	$1,288

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$15.45	$12.04	$10.49	$17.15	$14.47
Net investment income (loss)(a)	0.07	0.08	0.09	0.06	0.03
Net realized and unrealized gain (loss)	1.93	3.41	1.62	(2.88)	5.45
Total from investment operations	2.00	3.49	1.71	(2.82)	5.48
Less distributions:
From net investment income	(0.09)	(0.08)	(0.05)	(0.02)	(0.07)
From net realized gain on investments	(0.61)	(0.00)‡	(0.11)	(3.82)	(2.73)
Total distributions	(0.70)	(0.08)	(0.16)	(3.84)	(2.80)
Net asset value at end of year	$16.75	$15.45	$12.04	$10.49	$17.15
Total investment return(b)	13.43%	29.09%	16.39%	(20.63)%	42.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%	0.53%	0.75%	0.54%	0.21%
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)(c)	1.00%	0.98%	1.01%	1.00%	1.10%
Portfolio turnover rate	33%	33%	30%	31%	80%
Net assets at end of year (in 000’s)	$72,198	$109,740	$84,371	$41,282	$53,944

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

192

Financial Highlights

NYLI Epoch Global Equity Yield Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023		2022	2021
Net asset value at beginning of year	$24.04	$18.75	$18.28		$20.18	$15.83
Net investment income (loss)(a)	0.46	0.51	0.46		0.41	0.45
Net realized and unrealized gain (loss)	3.26	5.34	0.55		(1.87)	4.43
Total from investment operations	3.72	5.85	1.01		(1.46)	4.88
Less distributions:
From net investment income	(0.48)	(0.56)	(0.54)		(0.44)	(0.53)
From net realized gain on investments	(1.63)	—	—		—	—
Total distributions	(2.11)	(0.56)	(0.54)		(0.44)	(0.53)
Net asset value at end of year	$25.65	$24.04	$18.75		$18.28	$20.18
Total investment return(b)	16.53%	31.42%	5.45%		(7.36)%	30.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	2.29%	2.36%		2.08%	2.32%
Net expenses(c)	1.09%	1.09%	1.09	%(d)	1.09%	1.09	%(e)
Expenses (before waiver/reimbursement)(c)	1.13%	1.14%	1.16	%(d)	1.16%	1.16	%(e)
Portfolio turnover rate	30%	18%	30%		50%	27%
Net assets at end of year (in 000’s)	$150,190	$135,338	$111,149		$120,648	$134,982

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of 0.01%
(e)	Net of interest expense of less than 0.01%

	Year Ended October 31,
Investor Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$23.99	$18.71	$18.24		$20.14	$15.80
Net investment income (loss)(a)	0.44	0.50	0.45		0.39	0.44
Net realized and unrealized gain (loss)	3.26	5.32	0.54		(1.86)	4.42
Total from investment operations	3.70	5.82	0.99		(1.47)	4.86
Less distributions:
From net investment income	(0.47)	(0.54)	(0.52)		(0.43)	(0.52)
From net realized gain on investments	(1.63)	—	—		—	—
Total distributions	(2.10)	(0.54)	(0.52)		(0.43)	(0.52)
Net asset value at end of year	$25.59	$23.99	$18.71		$18.24	$20.14
Total investment return(b)	16.45%	31.32%	5.39%		(7.42)%	30.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88%	2.25%	2.28%		2.02%	2.29%
Net expenses(c)	1.15%	1.17%	1.18	%(d)	1.15%	1.15	%(e)
Expenses (before waiver/reimbursement)(c)	1.17%	1.18%	1.19	%(d)	1.16%	1.16	%(e)
Portfolio turnover rate	30%	18%	30%		50%	27%
Net assets at end of year (in 000's)	$8,562	$8,075	$7,788		$7,976	$9,081

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of 0.01%
(e)	Net of interest expense of less than 0.01%

193

Financial Highlights

NYLI Epoch Global Equity Yield Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023		2022	2021
Net asset value at beginning of year	$23.94	$18.67	$18.19		$20.07	$15.73
Net investment income (loss)(a)	0.28	0.35	0.32		0.26	0.30
Net realized and unrealized gain (loss)	3.25	5.30	0.53		(1.86)	4.40
Total from investment operations	3.53	5.65	0.85		(1.60)	4.70
Less distributions:
From net investment income	(0.31)	(0.38)	(0.37)		(0.28)	(0.36)
From net realized gain on investments	(1.63)	—	—		—	—
Total distributions	(1.94)	(0.38)	(0.37)		(0.28)	(0.36)
Net asset value at end of year	$25.53	$23.94	$18.67		$18.19	$20.07
Total investment return(b)	15.71%	30.41%	4.67%		(8.07)%	30.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.61%	1.65%		1.34%	1.59%
Net expenses(c)	1.84%	1.84%	1.84	%(d)	1.84%	1.84	%(e)
Expenses (before waiver/reimbursement)(c)	1.92%	1.93%	1.94	%(d)	1.91%	1.91	%(e)
Portfolio turnover rate	30%	18%	30%		50%	27%
Net assets at end of year (in 000’s)	$6,419	$6,803	$9,215		$15,801	$27,874

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of 0.01%
(e)	Net of interest expense of less than 0.01%

	Year Ended October 31,
Class I	2025	2024	2023		2022	2021
Net asset value at beginning of year	$23.98	$18.71	$18.23		$20.13	$15.79
Net investment income (loss)(a)	0.52	0.57	0.51		0.45	0.50
Net realized and unrealized gain (loss)	3.25	5.31	0.55		(1.86)	4.42
Total from investment operations	3.77	5.88	1.06		(1.41)	4.92
Less distributions:
From net investment income	(0.54)	(0.61)	(0.58)		(0.49)	(0.58)
From net realized gain on investments	(1.63)	—	—		—	—
Total distributions	(2.17)	(0.61)	(0.58)		(0.49)	(0.58)
Net asset value at end of year	$25.58	$23.98	$18.71		$18.23	$20.13
Total investment return(b)	16.82%	31.70%	5.73%		(7.08)%	31.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.57%	2.59%		2.33%	2.59%
Net expenses(c)	0.84%	0.84%	0.84	%(d)	0.84%	0.84	%(e)
Expenses (before waiver/reimbursement)(c)	0.88%	0.89%	0.91	%(d)	0.91%	0.91	%(e)
Portfolio turnover rate	30%	18%	30%		50%	27%
Net assets at end of year (in 000’s)	$665,974	$613,380	$573,786		$910,693	$1,003,575

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of 0.01%
(e)	Net of interest expense of less than 0.01%

194

Financial Highlights

NYLI Epoch Global Equity Yield Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023		2022	2021
Net asset value at beginning of year	$23.65	$18.45	$18.00		$19.88	$15.60
Net investment income (loss)(a)	0.54	0.56	0.55		0.44	0.54
Net realized and unrealized gain (loss)	3.19	5.27	0.51		(1.81)	4.34
Total from investment operations	3.73	5.83	1.06		(1.37)	4.88
Less distributions:
From net investment income	(0.56)	(0.63)	(0.61)		(0.51)	(0.60)
From net realized gain on investments	(1.63)	—	—		—	—
Total distributions	(2.19)	(0.63)	(0.61)		(0.51)	(0.60)
Net asset value at end of year	$25.19	$23.65	$18.45		$18.00	$19.88
Total investment return(b)	16.91%	31.90%	5.82%		(7.02)%	31.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.57%	2.85%		2.33%	2.81%
Net expenses(c)	0.74%	0.74%	0.74	%(d)	0.74%	0.74	%(e)
Expenses (before waiver/reimbursement)(c)	0.76%	0.75%	0.75	%(d)	0.75%	0.75	%(e)
Portfolio turnover rate	30%	18%	30%		50%	27%
Net assets at end of year (in 000’s)	$2,893	$1,423	$995		$5,851	$769

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense of 0.01%
(e)	Net of interest expense of less than 0.01%

195

Financial Highlights

NYLI Epoch International Choice Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022		2021
Net asset value at beginning of year	$40.52	$35.17	$31.28	$41.50		$33.68
Net investment income (loss)(a)	0.80	0.56	0.54	0.35		0.34
Net realized and unrealized gain (loss)	6.48	5.35	3.68	(9.61)		7.66
Total from investment operations	7.28	5.91	4.22	(9.26)		8.00
Less distributions:
From net investment income	(0.52)	(0.56)	(0.33)	(0.96)		(0.18)
Net asset value at end of year	$47.28	$40.52	$35.17	$31.28		$41.50
Total investment return(b)	18.13%	16.90%	13.52%	(22.84	)%(c)	23.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	1.38%	1.44%	0.97%		0.83%
Net expenses(d)	1.20%	1.23%	1.22%	1.23%		1.21%
Portfolio turnover rate	51%	60%	34%	49%		43%
Net assets at end of year (in 000’s)	$32,188	$28,137	$26,164	$19,445		$26,613

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.89)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022		2021
Net asset value at beginning of year	$40.41	$35.08	$31.20	$41.39		$33.60
Net investment income (loss)(a)	0.65	0.43	0.42	0.24		0.20
Net realized and unrealized gain (loss)	6.49	5.35	3.69	(9.60)		7.68
Total from investment operations	7.14	5.78	4.11	(9.36)		7.88
Less distributions:
From net investment income	(0.37)	(0.45)	(0.23)	(0.83)		(0.09)
Net asset value at end of year	$47.18	$40.41	$35.08	$31.20		$41.39
Total investment return(b)	17.74%	16.58%	13.19%	(23.07	)%(c)	23.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.06%	1.13%	0.67%		0.50%
Net expenses(d)	1.52%	1.54%	1.51%	1.52%		1.50%
Expenses (before waiver/reimbursement)(d)	1.70%	1.71%	1.68%	1.63%		1.59%
Portfolio turnover rate	51%	60%	34%	49%		43%
Net assets at end of year (in 000's)	$3,581	$3,671	$3,892	$3,795		$5,341

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.12)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

196

Financial Highlights

NYLI Epoch International Choice Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022		2021
Net asset value at beginning of year	$39.83	$34.44	$30.66	$40.33		$32.90
Net investment income (loss)(a)	0.35	0.16	0.14	(0.01)		(0.28)
Net realized and unrealized gain (loss)	6.45	5.24	3.64	(9.49)		7.71
Total from investment operations	6.80	5.40	3.78	(9.50)		7.43
Less distributions:
From net investment income	—	(0.01)	—	(0.17)		—
Net asset value at end of year	$46.63	$39.83	$34.44	$30.66		$40.33
Total investment return(b)	16.84%	15.71%	12.33%	(23.66	)%(c)	22.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85%	0.40%	0.38%	(0.02)%		(0.71)%
Net expenses(d)	2.26%	2.29%	2.26%	2.27%		2.25%
Expenses (before waiver/reimbursement)(d)	2.45%	2.46%	2.43%	2.38%		2.28%
Portfolio turnover rate	51%	60%	34%	49%		43%
Net assets at end of year (in 000’s)	$44	$85	$207	$339		$1,081

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.71)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022		2021
Net asset value at beginning of year	$40.55	$35.19	$31.30	$41.52		$33.69
Net investment income (loss)(a)	0.89	0.68	0.62	0.45		0.40
Net realized and unrealized gain (loss)	6.49	5.35	3.71	(9.61)		7.70
Total from investment operations	7.38	6.03	4.33	(9.16)		8.10
Less distributions:
From net investment income	(0.64)	(0.67)	(0.44)	(1.06)		(0.27)
Net asset value at end of year	$47.29	$40.55	$35.19	$31.30		$41.52
Total investment return(b)	18.40%	17.24%	13.84%	(22.63	)%(c)	24.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%	1.69%	1.67%	1.27%		0.99%
Net expenses(d)	0.95%	0.95%	0.95%	0.95%		0.95%
Expenses (before waiver/reimbursement)(d)	0.95%	0.98%	0.97%	0.98%		0.96%
Portfolio turnover rate	51%	60%	34%	49%		43%
Net assets at end of year (in 000’s)	$227,648	$207,003	$157,911	$173,142		$241,084

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (22.68)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

197

Financial Highlights

NYLI Epoch International Choice Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022		2021
Net asset value at beginning of year	$40.41	$35.07	$31.16	$41.39		$33.59
Net investment income (loss)(a)	0.72	0.44	0.38	0.14		0.11
Net realized and unrealized gain (loss)	6.40	5.37	3.70	(9.60)		7.69
Total from investment operations	7.12	5.81	4.08	(9.46)		7.80
Less distributions:
From net investment income	(0.42)	(0.47)	(0.17)	(0.77)		—
Net asset value at end of year	$47.11	$40.41	$35.07	$31.16		$41.39
Total investment return(b)	17.74%	16.64%	13.10%	(23.26	)%(c)	23.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	1.10%	1.03%	0.40%		0.27%
Net expenses(d)	1.51%	1.48%	1.58%	1.77%		1.74%
Expenses (before waiver/reimbursement)(d)	1.51%	1.48%	1.58%	1.88%		1.86%
Portfolio turnover rate	51%	60%	34%	49%		43%
Net assets at end of year (in 000’s)	$78	$52	$37	$28		$34

(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)	In 2022, the Fund’s total investment return includes impact of payments from affiliates due to a trade communications error. Excluding these items, total return would have been (23.31)%.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

198

Financial Highlights

NYLI Epoch U.S. Equity Yield Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024		2023	2022	2021
Net asset value at beginning of year	$23.17	$18.28		$18.78	$19.70	$14.96
Net investment income (loss)(a)	0.42	0.43		0.42	0.39	0.32
Net realized and unrealized gain (loss)	1.73	5.51		(0.23)	(0.95)	4.78
Total from investment operations	2.15	5.94		0.19	(0.56)	5.10
Less distributions:
From net investment income	(0.49)	(0.43)		(0.40)	(0.36)	(0.36)
From net realized gain on investments	(1.71)	(0.62)		(0.29)	—	—
Total distributions	(2.20)	(1.05)		(0.69)	(0.36)	(0.36)
Net asset value at end of year	$23.12	$23.17		$18.28	$18.78	$19.70
Total investment return(b)	9.83%	33.57%		0.87%	(2.85)%	34.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.03%		2.22%	2.00%	1.76%
Net expenses(c)	1.05%	1.05	%(d)	1.06%	1.05%	1.07%
Expenses (before waiver/reimbursement)(c)	1.05%	1.05%		1.06%	1.05%	1.07%
Portfolio turnover rate	21%	13%		19%	25%	16%
Net assets at end of year (in 000’s)	$585,125	$560,941		$442,341	$483,936	$508,888

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$23.05	$18.19	$18.69	$19.61	$14.89
Net investment income (loss)(a)	0.36	0.37	0.37	0.34	0.28
Net realized and unrealized gain (loss)	1.71	5.48	(0.23)	(0.95)	4.75
Total from investment operations	2.07	5.85	0.14	(0.61)	5.03
Less distributions:
From net investment income	(0.42)	(0.37)	(0.35)	(0.31)	(0.31)
From net realized gain on investments	(1.71)	(0.62)	(0.29)	—	—
Total distributions	(2.13)	(0.99)	(0.64)	(0.31)	(0.31)
Net asset value at end of year	$22.99	$23.05	$18.19	$18.69	$19.61
Total investment return(b)	9.52%	33.18%	0.60%	(3.12)%	33.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%	1.79%	1.95%	1.75%	1.53%
Net expenses(c)	1.33%	1.32%	1.33%	1.30%	1.33%
Expenses (before waiver/reimbursement)(c)	1.35%	1.38%	1.39%	1.30%	1.39%
Portfolio turnover rate	21%	13%	19%	25%	16%
Net assets at end of year (in 000's)	$58,360	$64,821	$67,157	$73,132	$86,155

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

199

Financial Highlights

NYLI Epoch U.S. Equity Yield Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$22.27	$17.61	$18.11	$19.00	$14.43
Net investment income (loss)(a)	0.19	0.21	0.22	0.19	0.14
Net realized and unrealized gain (loss)	1.66	5.29	(0.23)	(0.92)	4.60
Total from investment operations	1.85	5.50	(0.01)	(0.73)	4.74
Less distributions:
From net investment income	(0.26)	(0.22)	(0.20)	(0.16)	(0.17)
From net realized gain on investments	(1.71)	(0.62)	(0.29)	—	—
Total distributions	(1.97)	(0.84)	(0.49)	(0.16)	(0.17)
Net asset value at end of year	$22.15	$22.27	$17.61	$18.11	$19.00
Total investment return(b)	8.75%	32.18%	(0.16)%	(3.82)%	32.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%	1.05%	1.22%	1.00%	0.81%
Net expenses(c)	2.08%	2.08%	2.08%	2.06%	2.08%
Expenses (before waiver/reimbursement)(c)	2.10%	2.13%	2.14%	2.06%	2.14%
Portfolio turnover rate	21%	13%	19%	25%	16%
Net assets at end of year (in 000’s)	$5,529	$7,107	$7,954	$10,961	$14,435

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

200

Financial Highlights

NYLI Epoch U.S. Equity Yield Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$23.45	$18.49	$18.99	$19.91	$15.11
Net investment income (loss)(a)	0.50	0.50	0.49	0.45	0.39
Net realized and unrealized gain (loss)	1.75	5.58	(0.24)	(0.95)	4.82
Total from investment operations	2.25	6.08	0.25	(0.50)	5.21
Less distributions:
From net investment income	(0.56)	(0.50)	(0.46)	(0.42)	(0.41)
From net realized gain on investments	(1.71)	(0.62)	(0.29)	—	—
Total distributions	(2.27)	(1.12)	(0.75)	(0.42)	(0.41)
Net asset value at end of year	$23.43	$23.45	$18.49	$18.99	$19.91
Total investment return(b)	10.18%	33.98%	1.18%	(2.50)%	34.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%	2.36%	2.56%	2.32%	2.10%
Net expenses(c)	0.73%	0.73%	0.73%	0.73%	0.73%
Expenses (before waiver/reimbursement)(c)	0.80%	0.80%	0.81%	0.80%	0.82%
Portfolio turnover rate	21%	13%	19%	25%	16%
Net assets at end of year (in 000’s)	$324,906	$303,649	$262,299	$351,106	$357,565

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

201

Financial Highlights

NYLI Epoch U.S. Equity Yield Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025		2024	2023		2022	2021
Net asset value at beginning of year	$23.45		$18.49	$18.99		$19.92	$15.12
Net investment income (loss)(a)	0.50		0.50	0.49		0.46	0.39
Net realized and unrealized gain (loss)	1.75		5.58	(0.24)		(0.97)	4.83
Total from investment operations	2.25		6.08	0.25		(0.51)	5.22
Less distributions:
From net investment income	(0.56)		(0.50)	(0.46)		(0.42)	(0.42)
From net realized gain on investments	(1.71)		(0.62)	(0.29)		—	—
Total distributions	(2.27)		(1.12)	(0.75)		(0.42)	(0.42)
Net asset value at end of year	$23.43		$23.45	$18.49		$18.99	$19.92
Total investment return(b)	10.18%		33.98%	1.19%		(2.54)%	34.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%		2.36%	2.56%		2.32%	2.11%
Net expenses(c)	0.73	%(d)	0.73%	0.73	%(d)	0.73%	0.73%
Expenses (before waiver/reimbursement)(c)	0.73%		0.74%	0.73%		0.73%	0.73%
Portfolio turnover rate	21%		13%	19%		25%	16%
Net assets at end of year (in 000’s)	$142,802		$138,833	$112,773		$135,192	$143,436

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
SIMPLE Class	2025	2024		2023	2022	2021
Net asset value at beginning of year	$23.07	$18.22		$18.74	$19.65	$14.89
Net investment income (loss)(a)	0.35	0.36		0.36	0.28	0.22
Net realized and unrealized gain (loss)	1.74	5.49		(0.24)	(0.93)	4.76
Total from investment operations	2.09	5.85		0.12	(0.65)	4.98
Less distributions:
From net investment income	(0.44)	(0.38)		(0.35)	(0.26)	(0.22)
From net realized gain on investments	(1.71)	(0.62)		(0.29)	—	—
Total distributions	(2.15)	(1.00)		(0.64)	(0.26)	(0.22)
Net asset value at end of year	$23.01	$23.07		$18.22	$18.74	$19.65
Total investment return(b)	9.60%	33.16%		0.55%	(3.34)%	33.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.71%		1.88%	1.48%	1.20%
Net expenses(c)	1.30%	1.32	%(d)	1.38%	1.55%	1.58%
Expenses (before waiver/reimbursement)(c)	1.30%	1.32%		1.38%	1.55%	1.65%
Portfolio turnover rate	21%	13%		19%	25%	16%
Net assets at end of year (in 000’s)	$463	$200		$93	$77	$43

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

202

Financial Highlights

NYLI Fiera SMID Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class A	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$16.60		$13.78		$13.96		$19.12		$20.85		$12.68
Net investment income (loss)(b)	(0.11)		(0.08)		(0.04)		(0.08)		(0.12)		(0.15)
Net realized and unrealized gain (loss)	1.19		3.32		(0.14)		(2.79)		0.80		12.52
Total from investment operations	1.08		3.24		(0.18)		(2.87)		0.68		12.37
Less distributions:
From net realized gain on investments	(0.50)		(0.42)		—		(2.29)		(2.41)		(4.20)
Net asset value at end of period	$17.18		$16.60		$13.78		$13.96		$19.12		$20.85
Total investment return	6.36	%(c)	23.78	%(c)	(1.29	)%(c)	(14.38	)%(d)(e)	2.64	%(d)(e)	99.38	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.69)%		(0.49)%		(0.47	)%††	(0.52	)%(f)(g)	(0.55	)%(f)(g)	(0.78	)%(f)(g)
Net expenses	1.15	%(h)	1.15	%(h)	1.19	%††(h)	1.30	%(f)(g)	1.30	%(f)(g)	1.30	%(f)(g)
Expenses (before waiver/reimbursement)	1.22	%(h)	1.23	%(h)	1.35	%††(h)	1.61	%(g)	1.40	%(g)	1.41	%(g)
Portfolio turnover rate	50%		51%		24%		88	%(e)	24	%(e)	53	%(e)
Net assets at end of period (in 000's)	$18,474		$11,096		$446		$122		$108		$70

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

203

Financial Highlights

NYLI Fiera SMID Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		July 24, 2023^ through October 31,
Class C	2025	2024	2023
Net asset value at beginning of period	$16.42	$13.75	$15.58
Net investment income (loss)(a)	(0.25)	(0.22)	(0.05)
Net realized and unrealized gain (loss)	1.17	3.31	(1.78)
Total from investment operations	0.92	3.09	(1.83)
Less distributions:
From net realized gain on investments	(0.50)	(0.42)	—
Net asset value at end of period	$16.84	$16.42	$13.75
Total investment return(b)	5.44%	22.71%	(11.75	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.58)%	(1.37)%	(1.23	)%††
Net expenses(d)	2.05%	2.05%	2.05	%††
Expenses (before waiver/reimbursement)(d)	2.08%	2.06%	2.12	%††
Portfolio turnover rate	50%	51%	24%
Net assets at end of period (in 000’s)	$1,021	$995	$28

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class I	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$17.08		$14.12		$14.28		$19.45		$21.13		$12.78
Net investment income (loss)(b)	(0.06)		(0.03)		(0.02)		(0.04)		(0.06)		(0.10)
Net realized and unrealized gain (loss)	1.22		3.41		(0.14)		(2.84)		0.79		12.65
Total from investment operations	1.16		3.38		(0.16)		(2.88)		0.73		12.55
Less distributions:
From net realized gain on investments	(0.50)		(0.42)		—		(2.29)		(2.41)		(4.20)
Net asset value at end of period	$17.74		$17.08		$14.12		$14.28		$19.45		$21.13
Total investment return	6.66	%(c)	24.21	%(c)	(1.12	)%(c)	(14.18	)%(d)(e)	2.85	%(d)(e)	100.06	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.37)%		(0.16)%		(0.25	)%††	(0.27	)%(f)(g)	(0.30	)%(f)(g)	(0.53	)%(f)(g)
Net expenses	0.85	%(h)	0.85	%(h)	0.95	%††(h)	1.05	%(f)(g)	1.05	%(f)(g)	1.05	%(f)(g)
Expenses (before waiver/reimbursement)	0.97	%(h)	0.98	%(h)	1.17	%††(h)	1.36	%(g)	1.15	%(g)	1.16	%(g)
Portfolio turnover rate	50%		51%		24%		88	%(e)	24	%(e)	53	%(e)
Net assets at end of period (in 000's)	$111,280		$150,143		$85,042		$73,927		$123,419		$149,608

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

204

Financial Highlights

NYLI Fiera SMID Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		July 24, 2023^ through October 31,
Class R6	2025	2024	2023
Net asset value at beginning of period	$17.09	$14.13	$15.96
Net investment income (loss)(a)	(0.06)	(0.02)	0.00‡
Net realized and unrealized gain (loss)	1.22	3.40	(1.83)
Total from investment operations	1.16	3.38	(1.83)
Less distributions:
From net realized gain on investments	(0.50)	(0.42)	—
Net asset value at end of period	$17.75	$17.09	$14.13
Total investment return(b)	6.66%	24.19%	(11.47	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35)%	(0.13)%	0.00	%††‡‡
Net expenses(d)	0.82%	0.83%	0.84	%††
Expenses (before waiver/reimbursement)(d)	0.82%	0.83%	0.86	%††
Portfolio turnover rate	50%	51%	24%
Net assets at end of period (in 000’s)	$216,584	$224,501	$130,464

^	Inception date.
‡	Less than one cent per share.
‡‡	Less than 0.01%.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

205

Financial Highlights

NYLI PineStone Global Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class A	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$20.37		$16.47		$16.87		$18.23		$17.05		$11.63
Net investment income (loss)(b)	0.05		0.06		0.03		0.03		0.00‡		0.02
Net realized and unrealized gain (loss)	2.80		3.91		(0.43)		(0.51)		1.83		5.49
Total from investment operations	2.85		3.97		(0.40)		(0.48)		1.83		5.51
Less distributions:
From net investment income	(0.04)		(0.07)		—		(0.03)		(0.01)		(0.03)
From net realized gain on investments	(1.19)		—		—		(0.85)		(0.64)		(0.06)
Total distributions	(1.23)		(0.07)		—		(0.88)		(0.65)		(0.09)
Net asset value at end of period	$21.99		$20.37		$16.47		$16.87		$18.23		$17.05
Total investment return	14.60	%(c)	24.19	%(c)	(2.37	)%(c)	(2.19	)%(d)(e)	10.39	%(d)(e)	47.37	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%		0.33%		0.31	%††	0.19	%(f)(g)	0.01	%(f)(g)	0.10	%(f)(g)
Net expenses	1.10	%(h)	1.10	%(h)	1.13	%††(h)	1.15	%(f)(g)	1.15	%(f)(g)	1.15	%(f)(g)
Expenses (before waiver/reimbursement)	1.63	%(h)	1.71	%(h)	2.28	%††(h)	2.26	%(g)	1.95	%(g)	2.30	%(g)
Portfolio turnover rate	35%		19%		7%		11	%(e)	25	%(e)	16	%(e)
Net assets at end of period (in 000's)	$1,399		$1,005		$1,117		$1,104		$1,157		$996

#	The Fund changed its fiscal year end from March 31 to October 31.
‡	Less than one cent per share.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 28, 2023^ through October 31,
Class C	2025	2024	2023
Net asset value at beginning of period	$20.21	$16.45	$17.59
Net investment income (loss)(a)	(0.13)	(0.13)	(0.02)
Net realized and unrealized gain (loss)	2.76	3.93	(1.12)
Total from investment operations	2.63	3.80	(1.14)
Less distributions:
From net investment income	—	(0.04)	—
From net realized gain on investments	(1.19)	—	—
Total distributions	(1.19)	(0.04)	—
Net asset value at end of period	$21.65	$20.21	$16.45
Total investment return(b)	13.54%	23.12%	(6.48	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64)%	(0.66)%	(0.71	)%††
Net expenses(d)	2.00%	2.00%	2.00	%††
Expenses (before waiver/reimbursement)(d)	2.59%	2.73%	2.94	%††
Portfolio turnover rate	35%	19%	7%
Net assets at end of period (in 000’s)	$49	$43	$24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

206

Financial Highlights

NYLI PineStone Global Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class I	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$20.50		$16.56		$16.93		$18.29		$17.11		$11.66
Net investment income (loss)(b)	0.11		0.10		0.06		0.07		0.05		0.05
Net realized and unrealized gain (loss)	2.80		3.95		(0.43)		(0.50)		1.82		5.52
Total from investment operations	2.91		4.05		(0.37)		(0.43)		1.87		5.57
Less distributions:
From net investment income	(0.08)		(0.11)		—		(0.08)		(0.05)		(0.06)
From net realized gain on investments	(1.19)		—		—		(0.85)		(0.64)		(0.06)
Total distributions	(1.27)		(0.11)		—		(0.93)		(0.69)		(0.12)
Net asset value at end of period	$22.14		$20.50		$16.56		$16.93		$18.29		$17.11
Total investment return	14.86	%(c)	24.53	%(c)	(2.19	)%(c)	(1.92	)%(d)(e)	10.58	%(d)(e)	47.78	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%		0.51%		0.55	%††	0.44	%(f)(g)	0.26	%(f)(g)	0.35	%(f)(g)
Net expenses	0.85	%(h)	0.85	%(h)	0.88	%††(h)	0.90	%(f)(g)	0.90	%(f)(g)	0.90	%(f)(g)
Expenses (before waiver/reimbursement)	1.37	%(h)	1.49	%(h)	2.04	%††(h)	2.01	%(g)	1.70	%(g)	2.05	%(g)
Portfolio turnover rate	35%		19%		7%		11	%(e)	25	%(e)	16	%(e)
Net assets at end of period (in 000's)	$35,447		$24,582		$21,438		$27,257		$31,172		$26,361

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		August 28, 2023^ through October 31,
Class R6	2025	2024	2023
Net asset value at beginning of period	$20.50	$16.56	$17.68
Net investment income (loss)(a)	0.10	0.11	0.01
Net realized and unrealized gain (loss)	2.82	3.94	(1.13)
Total from investment operations	2.92	4.05	(1.12)
Less distributions:
From net investment income	(0.08)	(0.11)	—
From net realized gain on investments	(1.19)	—	—
Total distributions	(1.27)	(0.11)	—
Net asset value at end of period	$22.15	$20.50	$16.56
Total investment return(b)	14.87%	24.53%	(6.33	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.56%	0.45	%††
Net expenses(d)	0.84%	0.84%	0.84	%††
Expenses (before waiver/reimbursement)(d)	1.35%	1.45%	1.69	%††
Portfolio turnover rate	35%	19%	7%
Net assets at end of period (in 000’s)	$51	$40	$24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

207

Financial Highlights

NYLI PineStone Global Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		August 28, 2023^ through October 31,
Class P	2025	2024	2023
Net asset value at beginning of period	$20.51	$16.56	$17.68
Net investment income (loss)(a)	0.11	0.10	0.01
Net realized and unrealized gain (loss)	2.82	3.95	(1.13)
Total from investment operations	2.93	4.05	(1.12)
Less distributions:
From net investment income	(0.08)	(0.10)	—
From net realized gain on investments	(1.19)	—	—
Total distributions	(1.27)	(0.10)	—
Net asset value at end of period	$22.17	$20.51	$16.56
Total investment return(b)	14.91%	24.53%	(6.33	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	0.50%	0.44	%††
Net expenses(d)	0.85%	0.85%	0.85	%††
Expenses (before waiver/reimbursement)(d)	1.34%	1.47%	1.69	%††
Portfolio turnover rate	35%	19%	7%
Net assets at end of period (in 000’s)	$6,057	$29	$24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

208

Financial Highlights

NYLI PineStone International Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class A	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$16.82		$13.50		$14.51		$14.70		$14.06		$9.92
Net investment income (loss)(b)	0.09		0.08		0.02		0.07		0.04		0.03
Net realized and unrealized gain (loss)	0.89		3.29		(1.02)		(0.16)		0.65		4.37
Total from investment operations	0.98		3.37		(1.00)		(0.09)		0.69		4.40
Less distributions:
From net investment income	(0.07)		(0.05)		(0.01)		(0.10)		(0.03)		(0.04)
From net realized gain on investments	—		—		—		—		(0.02)		(0.22)
Total distributions	(0.07)		(0.05)		(0.01)		(0.10)		(0.05)		(0.26)
Net asset value at end of period	$17.73		$16.82		$13.50		$14.51		$14.70		$14.06
Total investment return	5.83	%(c)	25.03	%(c)	(6.89	)%(c)	(0.57	)%(d)(e)	4.91	%(d)(e)	44.38	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%		0.50%		0.25	%††	0.50	%(f)(g)	0.27	%(f)(g)	0.19	%(f)(g)
Net expenses	1.17	%(h)(i)	1.10	%(h)	1.21	%††(h)	1.25	%(f)(g)	1.25	%(f)(g)	1.25	%(f)(g)
Expenses (before waiver/reimbursement)	1.25	%(h)(i)	1.19	%(h)	1.36	%††(h)	1.55	%(g)	1.49	%(g)	1.55	%(g)
Portfolio turnover rate	25%		10%		12%		11	%(e)	2	%(e)	12	%(e)
Net assets at end of period (in 000's)	$78,251		$79,325		$56,733		$5,162		$2,260		$1,516

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,			August 28, 2023^ through October 31,
Investor Class	2025		2024	2023
Net asset value at beginning of period	$16.76		$13.49	$14.71
Net investment income (loss)(a)	0.03		0.02	(0.01)
Net realized and unrealized gain (loss)	0.89		3.29	(1.21)
Total from investment operations	0.92		3.31	(1.22)
Less distributions:
From net investment income	—		(0.04)	—
Net asset value at end of period	$17.68		$16.76	$13.49
Total investment return(b)	5.49%		24.60%	(8.29	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%		0.11%	(0.32	)%††
Net expenses(d)	1.48	%(e)	1.49%	1.49	%††
Expenses (before waiver/reimbursement)(d)	1.70	%(e)	1.72%	1.61	%††
Portfolio turnover rate	25%		10%	12%
Net assets at end of period (in 000's)	$12,975		$13,841	$12,660

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%. (See Note 6)

209

Financial Highlights

NYLI PineStone International Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,			August 28, 2023^ through October 31,
Class C	2025		2024	2023
Net asset value at beginning of period	$16.65		$13.47	$14.71
Net investment income (loss)(a)	(0.10)		(0.10)	(0.03)
Net realized and unrealized gain (loss)	0.88		3.29	(1.21)
Total from investment operations	0.78		3.19	(1.24)
Less distributions:
From net investment income	—		(0.01)	—
Net asset value at end of period	$17.43		$16.65	$13.47
Total investment return(b)	4.68%		23.67%	(8.43	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58)%		(0.64)%	(1.06	)%††
Net expenses(d)	2.23	%(e)	2.24%	2.24	%††
Expenses (before waiver/reimbursement)(d)	2.45	%(e)	2.47%	2.36	%††
Portfolio turnover rate	25%		10%	12%
Net assets at end of period (in 000’s)	$657		$871	$739

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%. (See Note 6)

210

Financial Highlights

NYLI PineStone International Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class I	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$16.90		$13.53		$14.53		$14.70		$14.06		$9.92
Net investment income (loss)(b)	0.14		0.12		0.09		0.10		0.08		0.06
Net realized and unrealized gain (loss)	0.89		3.31		(1.07)		(0.16)		0.65		4.34
Total from investment operations	1.03		3.43		(0.98)		(0.06)		0.73		4.40
Less distributions:
From net investment income	(0.10)		(0.06)		(0.02)		(0.11)		(0.07)		(0.04)
From net realized gain on investments	—		—		—		—		(0.02)		(0.22)
Total distributions	(0.10)		(0.06)		(0.02)		(0.11)		(0.09)		(0.26)
Net asset value at end of period	$17.83		$16.90		$13.53		$14.53		$14.70		$14.06
Total investment return	6.15	%(c)	25.40	%(c)	(6.73	)%(c)	(0.33	)%(d)(e)	5.16	%(d)(e)	44.43	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%		0.72%		1.03	%††	0.75	%(f)(g)	0.52	%(f)(g)	0.44	%(f)(g)
Net expenses	0.85	%(h)(i)	0.85	%(h)	0.95	%††(h)	1.00	%(f)(g)	1.00	%(f)(g)	1.00	%(f)(g)
Expenses (before waiver/reimbursement)	0.99	%(h)(i)	0.93	%(h)	1.19	%††(h)	1.30	%(g)	1.24	%(g)	1.30	%(g)
Portfolio turnover rate	25%		10%		12%		11	%(e)	2	%(e)	12	%(e)
Net assets at end of period (in 000's)	$277,529		$335,817		$190,764		$196,962		$217,664		$160,421

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class R6	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$16.97		$13.59		$14.60		$14.77		$14.12		$9.96
Net investment income (loss)(b)	0.16		0.14		0.08		0.13		0.11		0.08
Net realized and unrealized gain (loss)	0.88		3.31		(1.05)		(0.16)		0.66		4.36
Total from investment operations	1.04		3.45		(0.97)		(0.03)		0.77		4.44
Less distributions:
From net investment income	(0.11)		(0.07)		(0.04)		(0.14)		(0.10)		(0.06)
From net realized gain on investments	—		—		—		—		(0.02)		(0.22)
Total distributions	(0.11)		(0.07)		(0.04)		(0.14)		(0.12)		(0.28)
Net asset value at end of period	$17.90		$16.97		$13.59		$14.60		$14.77		$14.12
Total investment return	6.18	%(c)	25.48	%(c)	(6.66	)%(c)	(0.10	)%(d)(e)	5.39	%(d)(e)	44.65	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%		0.82%		0.98	%††	0.95	%(f)(g)	0.72	%(f)(g)	0.64	%(f)(g)
Net expenses	0.80	%(h)(i)	0.80	%(h)	0.80	%††(h)	0.80	%(f)(g)	0.80	%(f)(g)	0.80	%(f)(g)
Expenses (before waiver/reimbursement)	0.89	%(h)(i)	0.89	%(h)	1.09	%††(h)	1.30	%(g)	1.24	%(g)	1.30	%(g)
Portfolio turnover rate	25%		10%		12%		11	%(e)	2	%(e)	12	%(e)
Net assets at end of period (in 000's)	$392,531		$203,904		$94,796		$39,343		$43,451		$41,229

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.

211

Financial Highlights

(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)	Net of interest expense of less than 0.01%. (See Note 6)

212

Financial Highlights

NYLI PineStone International Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,			August 28, 2023^ through October 31,
Class P	2025		2024	2023
Net asset value at beginning of period	$16.89		$13.53	$14.73
Net investment income (loss)(a)	0.15		0.13	0.01
Net realized and unrealized gain (loss)	0.89		3.30	(1.21)
Total from investment operations	1.04		3.43	(1.20)
Less distributions:
From net investment income	(0.11)		(0.07)	—
Total distributions	(0.11)		(0.07)	—
Net asset value at end of period	$17.82		$16.89	$13.53
Total investment return(b)	6.22%		25.43%	(8.15	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%		0.80%	0.33	%††
Net expenses(d)	0.80	%(e)	0.80%	0.85	%††
Expenses (before waiver/reimbursement)(d)	0.89	%(e)	0.89%	0.91	%††
Portfolio turnover rate	25%		10%	12%
Net assets at end of period (in 000’s)	$31		$29	$23

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Net of interest expense of less than 0.01%. (See Note 6)

213

Financial Highlights

NYLI PineStone U.S. Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class A	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$19.11		$15.54		$15.16		$15.92		$13.93		$9.28
Net investment income (loss)(b)	0.04		0.05		(0.01)		0.04		0.02		0.03
Net realized and unrealized gain (loss)	1.56		3.57		0.39		(0.31)		2.12		4.78
Total from investment operations	1.60		3.62		0.38		(0.27)		2.14		4.81
Less distributions:
From net investment income	(0.06)		(0.04)		—		(0.03)		(0.02)		(0.03)
From net realized gain on investments	(0.19)		(0.01)		—		(0.46)		(0.13)		(0.13)
Total distributions	(0.25)		(0.05)		—		(0.49)		(0.15)		(0.16)
Net asset value at end of period	$20.46		$19.11		$15.54		$15.16		$15.92		$13.93
Total investment return	8.49	%(c)	23.34	%(c)	2.51	%(c)	(1.45	)%(d)(e)	15.20	%(d)(e)	52.04	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.19%		0.28%		(0.12	)%††	0.27	%(f)(g)	0.09	%(f)(g)	0.24	%(f)(g)
Net expenses	0.99	%(h)(i)	0.90	%(h)	0.97	%††(h)	1.00	%(f)(g)	1.00	%(f)(g)	1.00	%(f)(g)
Expenses (before waiver/reimbursement)	0.99	%(h)	0.90	%(h)	0.99	%††(h)	1.21	%(g)	1.13	%(g)	1.29	%(g)
Portfolio turnover rate	15%		8%		2%		6	%(e)	10	%(e)	8	%(e)
Net assets at end of period (in 000's)	$5,373		$3,437		$769		$17		$16		$14

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,		August 28, 2023^ through October 31,
Class C	2025	2024	2023
Net asset value at beginning of period	$18.92	$15.51	$16.32
Net investment income (loss)(a)	(0.12)	(0.12)	(0.02)
Net realized and unrealized gain (loss)	1.54	3.55	(0.79)
Total from investment operations	1.42	3.43	(0.81)
Less distributions:
From net investment income	—	(0.01)	—
From net realized gain on investments	(0.19)	(0.01)	—
Total distributions	(0.19)	(0.02)	—
Net asset value at end of period	$20.15	$18.92	$15.51
Total investment return(b)	7.58%	22.18%	(4.96	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.64)%	(0.64)%	(0.75	)%††
Net expenses(d)	1.85%	1.85%	1.89	%††
Expenses (before waiver/reimbursement)(d)	1.85%	1.85%	1.91	%††
Portfolio turnover rate	15%	8%	2%
Net assets at end of period (in 000’s)	$63	$61	$24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

214

Financial Highlights

NYLI PineStone U.S. Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 1, 2023 through October 31,		Year Ended March 31,
Class I	2025		2024		2023#(a)		2023		2022		2021
Net asset value at beginning of period	$19.20		$15.57		$15.17		$15.94		$13.95		$9.28
Net investment income (loss)(b)	0.09		0.10		0.04		0.07		0.05		0.06
Net realized and unrealized gain (loss)	1.57		3.58		0.36		(0.31)		2.13		4.79
Total from investment operations	1.66		3.68		0.40		(0.24)		2.18		4.85
Less distributions:
From net investment income	(0.10)		(0.04)		—		(0.07)		(0.06)		(0.05)
From net realized gain on investments	(0.19)		(0.01)		—		(0.46)		(0.13)		(0.13)
Total distributions	(0.29)		(0.05)		—		(0.53)		(0.19)		(0.18)
Net asset value at end of period	$20.57		$19.20		$15.57		$15.17		$15.94		$13.95
Total investment return	8.72	%(c)	23.74	%(c)	2.64	%(c)	(1.26	)%(d)(e)	15.49	%(d)(e)	52.48	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%		0.53%		0.40	%††	0.51	%(f)(g)	0.33	%(f)(g)	0.48	%(f)(g)
Net expenses	0.74	%(h)(i)	0.65	%(h)	0.75	%††(h)	0.75	%(f)(g)	0.75	%(f)(g)	0.75	%(f)(g)
Expenses (before waiver/reimbursement)	0.74	%(h)	0.65	%(h)	0.86	%††(h)	0.96	%(g)	0.88	%(g)	1.04	%(g)
Portfolio turnover rate	15%		8%		2%		6	%(e)	10	%(e)	8	%(e)
Net assets at end of period (in 000's)	$204,109		$198,445		$96,988		$89,251		$97,068		$81,645

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waiver of the prior Manager are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,		August 28, 2023^ through October 31,
Class R6	2025	2024	2023
Net asset value at beginning of period	$19.19	$15.57	$16.35
Net investment income (loss)(a)	0.12	0.11	0.00‡
Net realized and unrealized gain (loss)	1.57	3.57	(0.78)
Total from investment operations	1.69	3.68	(0.78)
Less distributions:
From net investment income	(0.11)	(0.05)	—
From net realized gain on investments	(0.19)	(0.01)	—
Total distributions	(0.30)	(0.06)	—
Net asset value at end of period	$20.58	$19.19	$15.57
Total investment return(b)	8.93%	23.71%	(4.77	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	0.60%	0.10	%††
Net expenses(d)	0.61%	0.61%	0.63	%††
Portfolio turnover rate	15%	8%	2%
Net assets at end of period (in 000’s)	$234,452	$264,686	$105,394

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

215

Financial Highlights

NYLI PineStone U.S. Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		August 28, 2023^ through October 31,
Class P	2025	2024	2023
Net asset value at beginning of period	$19.20	$15.58	$16.35
Net investment income (loss)(a)	0.11	0.07	0.01
Net realized and unrealized gain (loss)	1.57	3.61	(0.78)
Total from investment operations	1.68	3.68	(0.77)
Less distributions:
From net investment income	(0.11)	(0.05)	—
From net realized gain on investments	(0.19)	(0.01)	—
Total distributions	(0.30)	(0.06)	—
Net asset value at end of period	$20.58	$19.20	$15.58
Total investment return(b)	8.87%	23.69%	(4.71	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%	0.36%	0.48	%††
Net expenses(d)	0.61%	0.62%	0.66	%††
Portfolio turnover rate	15%	8%	2%
Net assets at end of period (in 000’s)	$128,494	$97,236	$24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

216

Financial Highlights

NYLI S&P 500 Index Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$63.63	$48.33	$48.54	$59.77	$45.82
Net investment income (loss)(a)	0.52	0.56	0.56	0.52	0.49
Net realized and unrealized gain (loss)	12.30	16.88	3.75	(9.12)	17.71
Total from investment operations	12.82	17.44	4.31	(8.60)	18.20
Less distributions:
From net investment income	(0.60)	(0.58)	(0.57)	(0.53)	(0.55)
From net realized gain on investments	(2.66)	(1.56)	(3.95)	(2.10)	(3.70)
Total distributions	(3.26)	(2.14)	(4.52)	(2.63)	(4.25)
Net asset value at end of year	$73.19	$63.63	$48.33	$48.54	$59.77
Total investment return(b)	20.82%	37.25%	9.58%	(15.03)%	42.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	0.96%	1.16%	0.99%	0.92%
Net expenses(c)	0.51%	0.51%	0.52%	0.52%	0.50%
Portfolio turnover rate	1%	3%	2%	2%	5%
Net assets at end of year (in 000’s)	$1,457,840	$1,150,284	$819,687	$763,996	$894,565

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$63.44	$48.18	$48.39	$59.55	$45.68
Net investment income (loss)(a)	0.40	0.46	0.47	0.43	0.40
Net realized and unrealized gain (loss)	12.25	16.85	3.74	(9.10)	17.63
Total from investment operations	12.65	17.31	4.21	(8.67)	18.03
Less distributions:
From net investment income	(0.43)	(0.49)	(0.47)	(0.39)	(0.46)
From net realized gain on investments	(2.66)	(1.56)	(3.95)	(2.10)	(3.70)
Total distributions	(3.09)	(2.05)	(4.42)	(2.49)	(4.16)
Net asset value at end of year	$73.00	$63.44	$48.18	$48.39	$59.55
Total investment return(b)	20.59%	37.03%	9.37%	(15.18)%	41.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	0.81%	0.99%	0.80%	0.75%
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)(c)	0.79%	0.80%	0.84%	0.79%	0.82%
Portfolio turnover rate	1%	3%	2%	2%	5%
Net assets at end of year (in 000's)	$34,938	$39,200	$43,009	$45,102	$58,363

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

217

Financial Highlights

NYLI S&P 500 Index Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$65.19	$49.45	$49.58	$60.97	$46.66
Net investment income (loss)(a)	0.70	0.72	0.70	0.67	0.64
Net realized and unrealized gain (loss)	12.61	17.28	3.82	(9.30)	18.03
Total from investment operations	13.31	18.00	4.52	(8.63)	18.67
Less distributions:
From net investment income	(0.74)	(0.70)	(0.70)	(0.66)	(0.66)
From net realized gain on investments	(2.66)	(1.56)	(3.95)	(2.10)	(3.70)
Total distributions	(3.40)	(2.26)	(4.65)	(2.76)	(4.36)
Net asset value at end of year	$75.10	$65.19	$49.45	$49.58	$60.97
Total investment return(b)	21.13%	37.62%	9.84%	(14.82)%	42.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%	1.23%	1.41%	1.23%	1.19%
Net expenses(c)	0.26%	0.26%	0.27%	0.26%	0.25%
Portfolio turnover rate	1%	3%	2%	2%	5%
Net assets at end of year (in 000’s)	$349,488	$294,626	$265,489	$273,022	$483,174

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
SIMPLE Class	2025	2024	2023		2022	2021
Net asset value at beginning of year	$63.37	$48.19	$48.43		$59.73	$45.65
Net investment income (loss)(a)	0.36	0.40	0.40		0.29	0.21
Net realized and unrealized gain (loss)	12.25	16.86	3.75		(9.11)	17.74
Total from investment operations	12.61	17.26	4.15		(8.82)	17.95
Less distributions:
From net investment income	(0.49)	(0.52)	(0.44)		(0.38)	(0.17)
From net realized gain on investments	(2.66)	(1.56)	(3.95)		(2.10)	(3.70)
Total distributions	(3.15)	(2.08)	(4.39)		(2.48)	(3.87)
Net asset value at end of year	$72.83	$63.37	$48.19		$48.43	$59.73
Total investment return(b)	20.55%	36.93%	9.24%		(15.39)%	41.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.69%	0.82%		0.56%	0.39%
Net expenses(c)	0.74%	0.74%	0.82	%(d)	0.95%	0.95%
Expenses (before waiver/reimbursement)(c)	0.74%	0.74%	0.82%		1.04%	1.06%
Portfolio turnover rate	1%	3%	2%		2%	5%
Net assets at end of year (in 000’s)	$3,193	$1,668	$395		$185	$68

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

218

Financial Highlights

NYLI Winslow Large Cap Growth Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023		2022		2021
Net asset value at beginning of year	$11.00	$8.39	$8.03		$14.92		$11.08
Net investment income (loss)(a)	(0.05)	(0.04)	(0.03)		(0.04)		(0.07)
Net realized and unrealized gain (loss)	2.62	3.60	1.44		(3.74)		4.55
Total from investment operations	2.57	3.56	1.41		(3.78)		4.48
Less distributions:
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Net asset value at end of year	$11.42	$11.00	$8.39		$8.03		$14.92
Total investment return(b)	26.41%	45.84%	19.57%		(31.71)%		42.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.48)%	(0.43)%	(0.39)%		(0.37)%		(0.53)%
Net expenses(c)	0.94%	0.94%	0.98%		0.96%		0.93%
Expenses (before waiver/reimbursement)(c)	0.95%	0.95%	0.98	%(d)	0.96	%(d)	0.94%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$1,964,436	$1,609,442	$1,153,265		$1,065,870		$1,745,833

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Investor Class	2025	2024	2023		2022		2021
Net asset value at beginning of year	$10.51	$8.07	$7.78		$14.56		$10.84
Net investment income (loss)(a)	(0.06)	(0.06)	(0.05)		(0.05)		(0.08)
Net realized and unrealized gain (loss)	2.49	3.45	1.39		(3.62)		4.44
Total from investment operations	2.43	3.39	1.34		(3.67)		4.36
Less distributions:
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Net asset value at end of year	$10.79	$10.51	$8.07		$7.78		$14.56
Total investment return(b)	26.29%	45.51%	19.26%		(31.75)%		41.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63)%	(0.60)%	(0.59)%		(0.52)%		(0.67)%
Net expenses(c)	1.10%	1.13%	1.19%		1.11%		1.08%
Expenses (before waiver/reimbursement)(c)	1.11%	1.14%	1.19	%(d)	1.11	%(d)	1.09%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000's)	$59,043	$65,173	$61,360		$64,065		$106,354

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

219

Financial Highlights

NYLI Winslow Large Cap Growth Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023		2022		2021
Net asset value at beginning of year	$6.04	$5.02	$5.26		$10.93		$8.35
Net investment income (loss)(a)	(0.06)	(0.08)	(0.07)		(0.08)		(0.13)
Net realized and unrealized gain (loss)	1.27	2.05	0.88		(2.48)		3.35
Total from investment operations	1.21	1.97	0.81		(2.56)		3.22
Less distributions:
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Net asset value at end of year	$5.10	$6.04	$5.02		$5.26		$10.93
Total investment return(b)	25.27%	44.73%	18.24%		(32.29)%		40.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.38)%	(1.35)%	(1.34)%		(1.27)%		(1.42)%
Net expenses(c)	1.85%	1.88%	1.94%		1.86%		1.83%
Expenses (before waiver/reimbursement)(c)	1.86%	1.89%	1.94	%(d)	1.86	%(d)	1.84%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$40,703	$42,297	$38,923		$46,833		$90,377

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

220

Financial Highlights

NYLI Winslow Large Cap Growth Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023		2022		2021
Net asset value at beginning of year	$13.16	$9.85	$9.24		$16.66		$12.28
Net investment income (loss)(a)	(0.03)	(0.02)	(0.01)		(0.01)		(0.04)
Net realized and unrealized gain (loss)	3.21	4.28	1.68		(4.30)		5.06
Total from investment operations	3.18	4.26	1.67		(4.31)		5.02
Less distributions:
From net investment income	—	—	(0.01)		—		—
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Total distributions	(2.15)	(0.95)	(1.06)		(3.11)		(0.64)
Net asset value at end of year	$14.19	$13.16	$9.85		$9.24		$16.66
Total investment return(b)	26.75%	46.17%	19.89%		(31.55)%		42.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.23)%	(0.17)%	(0.14)%		(0.11)%		(0.28)%
Net expenses(c)	0.69%	0.69%	0.73%		0.71%		0.68%
Expenses (before waiver/reimbursement)(c)	0.70%	0.70%	0.73	%(d)	0.71	%(d)	0.69%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$7,678,646	$7,604,267	$6,217,494		$6,016,574		$8,434,291

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class R1	2025	2024	2023		2022		2021
Net asset value at beginning of year	$12.38	$9.32	$8.80		$16.03		$11.85
Net investment income (loss)(a)	(0.04)	(0.03)	(0.02)		(0.02)		(0.05)
Net realized and unrealized gain (loss)	3.00	4.04	1.59		(4.10)		4.87
Total from investment operations	2.96	4.01	1.57		(4.12)		4.82
Less distributions:
From net investment income	—	—	(0.00	)‡	—		—
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Total distributions	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Net asset value at end of year	$13.19	$12.38	$9.32		$8.80		$16.03
Total investment return(b)	26.66%	46.10%	19.73%		(31.62)%		42.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32)%	(0.27)%	(0.25)%		(0.22)%		(0.38)%
Net expenses(c)	0.79%	0.79%	0.83%		0.81%		0.78%
Expenses (before waiver/reimbursement)(c)	0.80%	0.80%	0.83	%(d)	0.81	%(d)	0.79%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$727,217	$1,045,850	$850,155		$721,142		$1,207,903

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

221

Financial Highlights

NYLI Winslow Large Cap Growth Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class R2	2025	2024	2023		2022		2021
Net asset value at beginning of year	$10.79	$8.25	$7.93		$14.78		$10.99
Net investment income (loss)(a)	(0.06)	(0.05)	(0.04)		(0.04)		(0.08)
Net realized and unrealized gain (loss)	2.57	3.54	1.41		(3.70)		4.51
Total from investment operations	2.51	3.49	1.37		(3.74)		4.43
Less distributions:
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Net asset value at end of year	$11.15	$10.79	$8.25		$7.93		$14.78
Total investment return(b)	26.36%	45.74%	19.29%		(31.74)%		42.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58)%	(0.52)%	(0.49)%		(0.47)%		(0.63)%
Net expenses(c)	1.04%	1.04%	1.08%		1.06%		1.03%
Expenses (before waiver/reimbursement)(c)	1.05%	1.05%	1.08	%(d)	1.06	%(d)	1.04%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$143,650	$132,364	$111,520		$106,414		$188,790

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Class R3	2025	2024	2023		2022		2021
Net asset value at beginning of year	$9.31	$7.25	$7.10		$13.60		$10.19
Net investment income (loss)(a)	(0.07)	(0.07)	(0.05)		(0.06)		(0.10)
Net realized and unrealized gain (loss)	2.16	3.08	1.25		(3.33)		4.15
Total from investment operations	2.09	3.01	1.20		(3.39)		4.05
Less distributions:
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Net asset value at end of year	$9.25	$9.31	$7.25		$7.10		$13.60
Total investment return(b)	26.09%	45.40%	19.11%		(31.98)%		41.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.83)%	(0.78)%	(0.73)%		(0.72)%		(0.88)%
Net expenses(c)	1.29%	1.29%	1.33%		1.31%		1.28%
Expenses (before waiver/reimbursement)(c)	1.30%	1.30%	1.33	%(d)	1.31	%(d)	1.29%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$41,701	$45,092	$34,337		$38,027		$63,195

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

222

Financial Highlights

NYLI Winslow Large Cap Growth Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023		2022		2021
Net asset value at beginning of year	$13.39	$10.00	$9.37		$16.84		$12.39
Net investment income (loss)(a)	(0.02)	(0.01)	(0.01)		(0.00	)‡	(0.03)
Net realized and unrealized gain (loss)	3.27	4.35	1.71		(4.36)		5.12
Total from investment operations	3.25	4.34	1.70		(4.36)		5.09
Less distributions:
From net investment income	—	—	(0.02)		—		—
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Total distributions	(2.15)	(0.95)	(1.07)		(3.11)		(0.64)
Net asset value at end of year	$14.49	$13.39	$10.00		$9.37		$16.84
Total investment return(b)	26.83%	46.29%	19.95%		(31.50)%		42.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16)%	(0.10)%	(0.05)%		(0.04)%		(0.22)%
Net expenses(c)	0.63%	0.62%	0.64%		0.63%		0.62%
Expenses (before waiver/reimbursement)(c)	0.64%	0.63%	0.64	%(d)	0.64	%(d)	0.63%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$3,680,741	$3,697,455	$3,455,134		$3,285,993		$4,782,798

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
SIMPLE Class	2025	2024	2023		2022		2021
Net asset value at beginning of year	$10.40	$8.00	$7.72		$14.52		$10.84
Net investment income (loss)(a)	(0.07)	(0.07)	(0.05)		(0.07)		(0.12)
Net realized and unrealized gain (loss)	2.46	3.42	1.38		(3.62)		4.44
Total from investment operations	2.39	3.35	1.33		(3.69)		4.32
Less distributions:
From net realized gain on investments	(2.15)	(0.95)	(1.05)		(3.11)		(0.64)
Net asset value at end of year	$10.64	$10.40	$8.00		$7.72		$14.52
Total investment return(b)	26.16%	45.40%	19.28%		(32.02)%		41.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.73)%	(0.68)%	(0.68)%		(0.77)%		(0.96)%
Net expenses(c)	1.18%	1.19%	1.24%		1.37%		1.33%
Expenses (before waiver/reimbursement)(c)	1.19%	1.20%	1.24	%(d)	1.38	%(d)	1.34%
Portfolio turnover rate	84%	70%	81%		77%		66%
Net assets at end of year (in 000’s)	$1,487	$729	$358		$220		$71

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

223

Financial Highlights

NYLI WMC Enduring Capital Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$38.68	$29.86	$30.01	$36.76	$24.95
Net investment income (loss)(a)	0.09	0.13	0.11	0.06	0.06
Net realized and unrealized gain (loss)	(1.49)	8.91	0.92	(3.74)	11.99
Total from investment operations	(1.40)	9.04	1.03	(3.68)	12.05
Less distributions:
From net investment income	(0.10)	(0.22)	(0.08)	(0.04)	(0.24)
From net realized gain on investments	—	—	(1.10)	(3.03)	—
Total distributions	(0.10)	(0.22)	(1.18)	(3.07)	(0.24)
Net asset value at end of year	$37.18	$38.68	$29.86	$30.01	$36.76
Total investment return(b)	(3.67)%	30.40%	3.36%	(10.96)%	48.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	0.37%	0.35%	0.18%	0.19%
Net expenses(c)	0.92%	0.93%	0.94%	0.94%	0.91%
Portfolio turnover rate	15%	7%	17%	2%	24%
Net assets at end of year (in 000’s)	$219,542	$250,460	$197,726	$196,218	$228,700

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025		2024	2023	2022	2021
Net asset value at beginning of year	$38.61		$29.80	$29.97	$36.73	$24.92
Net investment income (loss)(a)	(0.00	)‡	0.07	0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	(1.50)		8.89	0.91	(3.74)	11.98
Total from investment operations	(1.50)		8.96	0.95	(3.73)	11.97
Less distributions:
From net investment income	—		(0.15)	(0.02)	—	(0.16)
From net realized gain on investments	—		—	(1.10)	(3.03)	—
Total distributions	—		(0.15)	(1.12)	(3.03)	(0.16)
Net asset value at end of year	$37.11		$38.61	$29.80	$29.97	$36.73
Total investment return(b)	(3.91)%		30.15%	3.13%	(11.13)%	48.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.00	)%‡‡	0.19%	0.13%	0.03%	(0.02)%
Net expenses(c)	1.16%		1.15%	1.17%	1.11%	1.19%
Portfolio turnover rate	15%		7%	17%	2%	24%
Net assets at end of year (in 000's)	$18,122		$20,839	$21,764	$22,977	$29,293

‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

224

Financial Highlights

NYLI WMC Enduring Capital Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$33.44	$25.94	$26.39	$32.93	$22.38
Net investment income (loss)(a)	(0.24)	(0.16)	(0.16)	(0.21)	(0.24)
Net realized and unrealized gain (loss)	(1.29)	7.71	0.81	(3.30)	10.79
Total from investment operations	(1.53)	7.55	0.65	(3.51)	10.55
Less distributions:
From net investment income	—	(0.05)	—	—	—
From net realized gain on investments	—	—	(1.10)	(3.03)	—
Total distributions	—	(0.05)	(1.10)	(3.03)	—
Net asset value at end of year	$31.91	$33.44	$25.94	$26.39	$32.93
Total investment return(b)	(4.61)%	29.12%	2.39%	(11.80)%	47.14	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.69)%	(0.50)%	(0.60)%	(0.72)%	(0.80)%
Net expenses(d)	1.91%	1.90%	1.92%	1.86%	1.89%
Portfolio turnover rate	15%	7%	17%	2%	24%
Net assets at end of year (in 000’s)	$5,724	$12,031	$16,624	$23,500	$37,234

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

225

Financial Highlights

NYLI WMC Enduring Capital Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$39.00	$30.09	$30.24	$36.99	$25.09
Net investment income (loss)(a)	0.21	0.24	0.19	0.15	0.16
Net realized and unrealized gain (loss)	(1.52)	8.97	0.92	(3.77)	12.03
Total from investment operations	(1.31)	9.21	1.11	(3.62)	12.19
Less distributions:
From net investment income	(0.20)	(0.30)	(0.16)	(0.10)	(0.29)
From net realized gain on investments	—	—	(1.10)	(3.03)	—
Total distributions	(0.20)	(0.30)	(1.26)	(3.13)	(0.29)
Net asset value at end of year	$37.49	$39.00	$30.09	$30.24	$36.99
Total investment return(b)	(3.44)%	30.76%	3.60%	(10.72)%	48.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.65%	0.62%	0.45%	0.48%
Net expenses(c)	0.67%	0.68%	0.69%	0.69%	0.66%
Portfolio turnover rate	15%	7%	17%	2%	24%
Net assets at end of year (in 000’s)	$55,469	$80,225	$75,684	$73,935	$135,219

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

226

Financial Highlights

NYLI WMC Enduring Capital Fund

(a series of New York Life Investments Funds )

(Selected per share data and ratios)

	Year Ended October 31,				April 26, 2021^ through October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of period	$39.00	$30.10	$30.24	$37.00	$33.07
Net investment income (loss)(a)	0.21	0.25	0.22	0.16	0.14
Net realized and unrealized gain (loss)	(1.50)	8.98	0.92	(3.77)	3.79
Total from investment operations	(1.29)	9.23	1.14	(3.61)	3.93
Less distributions:
From net investment income	(0.22)	(0.33)	(0.18)	(0.12)	—
From net realized gain on investments	—	—	(1.10)	(3.03)	—
Total distributions	(0.22)	(0.33)	(1.28)	(3.15)	—
Net asset value at end of period	$37.49	$39.00	$30.10	$30.24	$37.00
Total investment return(b)	(3.38)%	30.83%	3.69%	(10.69)%	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%	0.69%	0.71%	0.50%	0.44	%††
Net expenses(c)	0.60%	0.61%	0.61%	0.63%	0.60	%††
Portfolio turnover rate	15%	7%	17%	2%	24%
Net assets at end of period (in 000’s)	$207,178	$183,301	$155,134	$196,860	$262,843

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

227

Financial Highlights

NYLI WMC Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$47.99	$34.47	$29.94	$56.51	$42.56
Net investment income (loss)(a)	(0.25)	(0.19)	(0.12)	(0.19)	(0.23)
Net realized and unrealized gain (loss)	11.97	13.71	4.65	(14.75)	15.93
Total from investment operations	11.72	13.52	4.53	(14.94)	15.70
Less distributions:
From net realized gain on investments	(1.93)	—	—	(11.63)	(1.75)
Net asset value at end of year	$57.78	$47.99	$34.47	$29.94	$56.51
Total investment return(b)	25.04%	39.22%	15.13%	(32.66)%	37.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.50)%	(0.42)%	(0.34)%	(0.53)%	(0.46)%
Net expenses(c)	1.02%	1.03%	1.05%	1.04%	1.02%
Portfolio turnover rate	38%	69%	42%	42%	53%
Net assets at end of year (in 000’s)	$735,254	$624,627	$478,878	$453,405	$725,468

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$46.42	$33.44	$29.12	$55.42	$41.89
Net investment income (loss)(a)	(0.38)	(0.30)	(0.20)	(0.29)	(0.35)
Net realized and unrealized gain (loss)	11.54	13.28	4.52	(14.38)	15.63
Total from investment operations	11.16	12.98	4.32	(14.67)	15.28
Less distributions:
From net realized gain on investments	(1.93)	—	—	(11.63)	(1.75)
Net asset value at end of year	$55.65	$46.42	$33.44	$29.12	$55.42
Total investment return(b)	24.66%	38.82%	14.84%	(32.86)%	37.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.79)%	(0.71)%	(0.62)%	(0.81)%	(0.71)%
Net expenses(c)	1.32%	1.32%	1.32%	1.33%	1.32%
Expenses (before waiver/reimbursement)(c)	1.36%	1.41%	1.50%	1.36%	1.40%
Portfolio turnover rate	38%	69%	42%	42%	53%
Net assets at end of year (in 000's)	$68,465	$73,970	$63,644	$59,377	$93,624

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

228

Financial Highlights

NYLI WMC Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$40.73	$29.57	$25.94	$50.99	$38.95
Net investment income (loss)(a)	(0.65)	(0.56)	(0.40)	(0.51)	(0.67)
Net realized and unrealized gain (loss)	10.04	11.72	4.03	(12.91)	14.46
Total from investment operations	9.39	11.16	3.63	(13.42)	13.79
Less distributions:
From net realized gain on investments	(1.93)	—	—	(11.63)	(1.75)
Net asset value at end of year	$48.19	$40.73	$29.57	$25.94	$50.99
Total investment return(b)	23.75%	37.74%	13.99%	(33.37)%	36.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.54)%	(1.47)%	(1.37)%	(1.56)%	(1.46)%
Net expenses(c)	2.07%	2.08%	2.07%	2.08%	2.07%
Expenses (before waiver/reimbursement)(c)	2.11%	2.16%	2.25%	2.11%	2.15%
Portfolio turnover rate	38%	69%	42%	42%	53%
Net assets at end of year (in 000’s)	$2,040	$1,927	$1,657	$1,318	$2,880

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

229

Financial Highlights

NYLI WMC Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$50.33	$36.05	$31.22	$58.27	$43.72
Net investment income (loss)(a)	(0.14)	(0.07)	(0.02)	(0.07)	0.02
Net realized and unrealized gain (loss)	12.61	14.35	4.85	(15.35)	16.28
Total from investment operations	12.47	14.28	4.83	(15.42)	16.30
Less distributions:
From net realized gain on investments	(1.93)	—	—	(11.63)	(1.75)
Net asset value at end of year	$60.87	$50.33	$36.05	$31.22	$58.27
Total investment return(b)	25.37%	39.61%	15.47%	(32.46)%	38.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26)%	(0.15)%	(0.04)%	(0.20)%	0.04%
Net expenses(c)	0.75%	0.75%	0.75%	0.75%	0.77%
Expenses (before waiver/reimbursement)(c)	0.77%	0.78%	0.80%	0.79%	0.78%
Portfolio turnover rate	38%	69%	42%	42%	53%
Net assets at end of year (in 000’s)	$128,317	$60,639	$44,833	$38,498	$14,025

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

230

Financial Highlights

NYLI WMC Growth Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,				April 26, 2021^ through October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of period	$50.36	$36.06	$31.22	$58.27	$53.43
Net investment income (loss)(a)	(0.10)	(0.05)	(0.01)	(0.08)	(0.19)
Net realized and unrealized gain (loss)	12.59	14.35	4.85	(15.34)	5.03
Total from investment operations	12.49	14.30	4.84	(15.42)	4.84
Less distributions:
From net realized gain on investments	(1.93)	—	—	(11.63)	—
Net asset value at end of period	$60.92	$50.36	$36.06	$31.22	$58.27
Total investment return(b)	25.42%	39.66%	15.50%	(32.46)%	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20)%	(0.11)%	(0.02)%	(0.20)%	(0.37	)%††
Net expenses(c)	0.72%	0.72%	0.73%	0.72%	0.71	%††
Expenses (before waiver/reimbursement)(c)	0.72%	0.72%	0.73%	0.72%	0.72	%††
Portfolio turnover rate	38%	69%	42%	42%	53%
Net assets at end of period (in 000’s)	$144,405	$134,115	$121,645	$133,867	$152,039

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

231

Financial Highlights

NYLI WMC International Research Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022		2021
Net asset value at beginning of year	$7.93	$6.52	$5.90	$8.16		$6.40
Net investment income (loss)(a)	0.15	0.13	0.11	0.12		0.09
Net realized and unrealized gain (loss)	2.22	1.41	0.62	(2.18)		1.81
Total from investment operations	2.37	1.54	0.73	(2.06)		1.90
Less distributions:
From net investment income	(0.12)	(0.13)	(0.11)	(0.20)		(0.14)
Net asset value at end of year	$10.18	$7.93	$6.52	$5.90		$8.16
Total investment return(b)	30.49%	23.87%	12.34%	(25.89)%		29.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%	1.70%	1.60%	1.67%		1.09%
Net expenses(c)	1.13%	1.14%	1.15%	1.15	%(d)	1.31	%(d)
Expenses (before waiver/reimbursement)(c)	1.19%	1.21%	1.21%	1.19	%(d)	1.31	%(d)
Portfolio turnover rate	109%	101%	85%	65%		117%
Net assets at end of year (in 000’s)	$13,800	$10,192	$9,866	$10,371		$15,492

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
	October 31, 2022	1.15%	0.00	%(e)
	October 31, 2021	1.30%	0.01%

(e)	Less than 0.01%.

232

Financial Highlights

NYLI WMC International Research Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Investor Class	2025	2024	2023	2022		2021
Net asset value at beginning of year	$7.87	$6.48	$5.87	$8.11		$6.36
Net investment income (loss)(a)	0.12	0.10	0.08	0.09		0.05
Net realized and unrealized gain (loss)	2.22	1.39	0.62	(2.16)		1.82
Total from investment operations	2.34	1.49	0.70	(2.07)		1.87
Less distributions:
From net investment income	(0.09)	(0.10)	(0.09)	(0.17)		(0.12)
Net asset value at end of year	$10.12	$7.87	$6.48	$5.87		$8.11
Total investment return(b)	30.05%	23.26%	11.84%	(26.07)%		29.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37%	1.30%	1.23%	1.35%		0.64%
Net expenses(c)	1.52%	1.53%	1.52%	1.46	%(d)	1.63	%(d)
Expenses (before waiver/reimbursement)(c)	1.64%	1.63%	1.59%	1.50	%(d)	1.63	%(d)
Portfolio turnover rate	109%	101%	85%	65%		117%
Net assets at end of year (in 000's)	$1,749	$1,727	$1,597	$1,624		$2,487

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
	October 31, 2022	1.46%	0.00	%(e)
	October 31, 2021	1.62%	0.01%

(e)	Less than 0.01%.

233

Financial Highlights

NYLI WMC International Research Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022		2021
Net asset value at beginning of year	$7.71	$6.32	$5.70	$7.87		$6.16
Net investment income (loss)(a)	0.05	0.04	0.03	0.04		0.00‡
Net realized and unrealized gain (loss)	2.18	1.37	0.60	(2.11)		1.76
Total from investment operations	2.23	1.41	0.63	(2.07)		1.76
Less distributions:
From net investment income	(0.00)‡	(0.02)	(0.01)	(0.10)		(0.05)
Net asset value at end of year	$9.94	$7.71	$6.32	$5.70		$7.87
Total investment return(b)	28.99%	22.31%	11.10%	(26.65)%		28.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%	0.54%	0.49%	0.56%		0.01%
Net expenses(c)	2.27%	2.28%	2.27%	2.21	%(d)	2.38	%(d)
Expenses (before waiver/reimbursement)(c)	2.39%	2.38%	2.34%	2.25	%(d)	2.38	%(d)
Portfolio turnover rate	109%	101%	85%	65%		117%
Net assets at end of year (in 000’s)	$416	$731	$1,325	$2,458		$5,340

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses )	Short Sales Expenses
	October 31, 2022	2.21%	0.00	%(e)
	October 31, 2021	2.37%	0.01%

(e)	Less than 0.01%.

234

Financial Highlights

NYLI WMC International Research Equity Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022		2021
Net asset value at beginning of year	$7.99	$6.57	$5.95	$8.22		$6.45
Net investment income (loss)(a)	0.17	0.15	0.13	0.14		0.10
Net realized and unrealized gain (loss)	2.25	1.42	0.62	(2.19)		1.83
Total from investment operations	2.42	1.57	0.75	(2.05)		1.93
Less distributions:
From net investment income	(0.14)	(0.15)	(0.13)	(0.22)		(0.16)
Net asset value at end of year	$10.27	$7.99	$6.57	$5.95		$8.22
Total investment return(b)	30.87%	24.21%	12.58%	(25.61)%		30.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	2.00%	1.87%	1.95%		1.26%
Net expenses(c)	0.86%	0.86%	0.86%	0.86	%(d)	1.06	%(d)
Expenses (before waiver/reimbursement)(c)	0.94%	0.96%	0.96%	0.94	%(d)	1.08	%(d)
Portfolio turnover rate	109%	101%	85%	65%		117%
Net assets at end of year (in 000’s)	$216,754	$191,311	$133,527	$147,559		$207,352

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
	October 31, 2022	0.86%	0.00	%(e)
	October 31, 2021	1.05%	0.01%

(e)	Less than 0.01%.

235

Financial Highlights

NYLI WMC Small Companies Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$24.21	$17.82	$21.32	$32.63	$22.62
Net investment income (loss)(a)	(0.03)	0.04	0.02	0.39	(0.10)
Net realized and unrealized gain (loss)	2.59	6.38	(3.09)	(3.93)	10.11
Total from investment operations	2.56	6.42	(3.07)	(3.54)	10.01
Less distributions:
From net investment income	(0.04)	(0.03)	(0.43)	—	—
From net realized gain on investments	—	—	—	(7.77)	—
Total distributions	(0.04)	(0.03)	(0.43)	(7.77)	—
Net asset value at end of year	$26.73	$24.21	$17.82	$21.32	$32.63
Total investment return(b)	10.59%	36.07%	(14.66)%	(13.90)%	44.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%	0.17%	0.09%	1.69%	(0.32)%
Net expenses(c)	1.20%	1.21%	1.22%	1.23%	1.21%
Expenses (before waiver/reimbursement)(c)	1.20%	1.21%	1.22%	1.23%	1.22%
Portfolio turnover rate	77%	96%	86%	75%	108%
Net assets at end of year (in 000’s)	$126,225	$125,698	$103,460	$135,890	$178,454

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$23.34	$17.20	$20.60	$31.86	$22.14
Net investment income (loss)(a)	(0.09)	(0.02)	(0.03)	0.32	(0.17)
Net realized and unrealized gain (loss)	2.49	6.16	(2.99)	(3.81)	9.89
Total from investment operations	2.40	6.14	(3.02)	(3.49)	9.72
Less distributions:
From net investment income	—	—	(0.38)	—	—
From net realized gain on investments	—	—	—	(7.77)	—
Total distributions	—	—	(0.38)	(7.77)	—
Net asset value at end of year	$25.74	$23.34	$17.20	$20.60	$31.86
Total investment return(b)	10.28%	35.70%	(14.92)%	(14.13)%	43.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39)%	(0.10)%	(0.18)%	1.43%	(0.57)%
Net expenses(c)	1.48%	1.48%	1.49%	1.50%	1.49%
Expenses (before waiver/reimbursement)(c)	1.62%	1.66%	1.70%	1.58%	1.66%
Portfolio turnover rate	77%	96%	86%	75%	108%
Net assets at end of year (in 000's)	$30,889	$33,885	$28,292	$35,985	$45,382

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

236

Financial Highlights

NYLI WMC Small Companies Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$18.47	$13.71	$16.46	$27.19	$19.03
Net investment income (loss)(a)	(0.22)	(0.14)	(0.15)	0.15	(0.34)
Net realized and unrealized gain (loss)	1.96	4.90	(2.38)	(3.11)	8.50
Total from investment operations	1.74	4.76	(2.53)	(2.96)	8.16
Less distributions:
From net investment income	—	—	(0.22)	—	—
From net realized gain on investments	—	—	—	(7.77)	—
Total distributions	—	—	(0.22)	(7.77)	—
Net asset value at end of year	$20.21	$18.47	$13.71	$16.46	$27.19
Total investment return(b)	9.42%	34.72%	(15.54)%	(14.74)%	42.88	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.15)%	(0.83)%	(0.92)%	0.83%	(1.32)%
Net expenses(d)	2.23%	2.23%	2.24%	2.24%	2.24%
Expenses (before waiver/reimbursement)(d)	2.37%	2.41%	2.46%	2.33%	2.41%
Portfolio turnover rate	77%	96%	86%	75%	108%
Net assets at end of year (in 000’s)	$878	$1,211	$1,280	$2,415	$4,129

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

237

Financial Highlights

NYLI WMC Small Companies Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$25.49	$18.76	$22.43	$33.85	$23.40
Net investment income (loss)(a)	0.04	0.10	0.07	0.45	(0.02)
Net realized and unrealized gain (loss)	2.72	6.71	(3.25)	(4.10)	10.47
Total from investment operations	2.76	6.81	(3.18)	(3.65)	10.45
Less distributions:
From net investment income	(0.10)	(0.08)	(0.49)	—	—
From net realized gain on investments	—	—	—	(7.77)	—
Total distributions	(0.10)	(0.08)	(0.49)	(7.77)	—
Net asset value at end of year	$28.15	$25.49	$18.76	$22.43	$33.85
Total investment return(b)	10.88%	36.38%	(14.42)%	(13.71)%	44.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14%	0.40%	0.34%	1.85%	(0.05)%
Net expenses(c)	0.95%	0.96%	0.97%	0.98%	0.96%
Expenses (before waiver/reimbursement)(c)	0.95%	0.96%	0.97%	0.98%	0.97%
Portfolio turnover rate	77%	96%	86%	75%	108%
Net assets at end of year (in 000’s)	$127,264	$138,559	$92,498	$151,035	$169,281

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

238

Financial Highlights

NYLI WMC Value Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023		2022		2021
Net asset value at beginning of year	$31.28	$25.98	$28.11		$55.21		$39.49
Net investment income (loss)(a)	0.41	0.39	0.39		0.36		0.30
Net realized and unrealized gain (loss)	1.77	6.18	(0.94)		(1.68)		17.09
Total from investment operations	2.18	6.57	(0.55)		(1.32)		17.39
Less distributions:
From net investment income	(0.44)	(0.40)	(0.42)		(0.38)		(0.25)
From net realized gain on investments	(1.13)	(0.87)	(1.16)		(25.40)		(1.42)
Total distributions	(1.57)	(1.27)	(1.58)		(25.78)		(1.67)
Net asset value at end of year	$31.89	$31.28	$25.98		$28.11		$55.21
Total investment return(b)	7.20%	26.13%	(2.17)%		(2.68)%		45.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.36%	1.42%		1.21%		0.60%
Net expenses(c)	1.02%	1.02%	1.03	%(d)	1.02	%(d)	1.06%
Portfolio turnover rate	43%	36%	29%		37%		23%
Net assets at end of year (in 000’s)	$535,668	$556,206	$485,177		$522,937		$547,299

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year Ended October 31,
Investor Class	2025	2024	2023		2022		2021
Net asset value at beginning of year	$31.27	$25.96	$28.09		$55.08		$39.40
Net investment income (loss)(a)	0.35	0.33	0.31		0.29		0.14
Net realized and unrealized gain (loss)	1.76	6.18	(0.93)		(1.69)		17.09
Total from investment operations	2.11	6.51	(0.62)		(1.40)		17.23
Less distributions:
From net investment income	(0.35)	(0.33)	(0.35)		(0.19)		(0.13)
From net realized gain on investments	(1.13)	(0.87)	(1.16)		(25.40)		(1.42)
Total distributions	(1.48)	(1.20)	(1.51)		(25.59)		(1.55)
Net asset value at end of year	$31.90	$31.27	$25.96		$28.09		$55.08
Total investment return(b)	6.98%	25.82%	(2.43)%		(2.91)%		44.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%	1.14%	1.16%		0.97%		0.28%
Net expenses(c)	1.23%	1.27%	1.30	%(d)	1.26	%(d)	1.36%
Portfolio turnover rate	43%	36%	29%		37%		23%
Net assets at end of year (in 000's)	$43,263	$49,032	$50,024		$56,061		$66,193

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

239

Financial Highlights

NYLI WMC Value Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023		2022	2021
Net asset value at beginning of year	$21.58	$18.31	$20.30		$47.04	$33.98
Net investment income (loss)(a)	0.08	0.07	0.08		0.05	(0.21)
Net realized and unrealized gain (loss)	1.20	4.31	(0.66)		(1.39)	14.69
Total from investment operations	1.28	4.38	(0.58)		(1.34)	14.48
Less distributions:
From net investment income	(0.28)	(0.24)	(0.25)		—	—
From net realized gain on investments	(1.13)	(0.87)	(1.16)		(25.40)	(1.42)
Total distributions	(1.41)	(1.11)	(1.41)		(25.40)	(1.42)
Net asset value at end of year	$21.45	$21.58	$18.31		$20.30	$47.04
Total investment return(b)	6.16%	24.93%	(3.18)%		(3.66)%	43.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	0.34%	0.41%		0.22%	(0.50)%
Net expenses(c)	1.98%	2.02%	2.05%		2.00%	2.11%
Expenses (before waiver/reimbursement)(c)	1.98%	2.02%	2.05	%(d)	2.01%	2.11%
Portfolio turnover rate	43%	36%	29%		37%	23%
Net assets at end of year (in 000’s)	$15,168	$20,290	$14,603		$14,564	$11,119

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

240

Financial Highlights

NYLI WMC Value Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$33.92	$28.06	$30.24	$57.43	$40.99
Net investment income (loss)(a)	0.56	0.53	0.51	0.48	0.30
Net realized and unrealized gain (loss)	1.92	6.69	(1.02)	(1.76)	17.91
Total from investment operations	2.48	7.22	(0.51)	(1.28)	18.21
Less distributions:
From net investment income	(0.54)	(0.49)	(0.51)	(0.51)	(0.35)
From net realized gain on investments	(1.13)	(0.87)	(1.16)	(25.40)	(1.42)
Total distributions	(1.67)	(1.36)	(1.67)	(25.91)	(1.77)
Net asset value at end of year	$34.73	$33.92	$28.06	$30.24	$57.43
Total investment return(b)	7.54%	26.60%	(1.88)%	(2.37)%	45.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	1.70%	1.76%	1.51%	0.61%
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.82%
Expenses (before waiver/reimbursement)(c)	0.77%	0.77%	0.79%	0.77%	0.83%
Portfolio turnover rate	43%	36%	29%	37%	23%
Net assets at end of year (in 000’s)	$119,470	$136,450	$141,185	$137,117	$102,714

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

241

Financial Highlights

NYLI WMC Value Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,					April 26, 2021^ through October 31,
Class R6	2025		2024	2023	2022	2021
Net asset value at beginning of period	$33.87		$28.02	$30.20	$57.42	53.83**
Net investment income (loss)(a)	0.56		0.53	0.52	0.49	0.65
Net realized and unrealized gain (loss)	1.91		6.68	(1.03)	(1.77)	2.94
Total from investment operations	2.47		7.21	(0.51)	(1.28)	3.59
Less distributions:
From net investment income	(0.54)		(0.49)	(0.51)	(0.54)	—
From net realized gain on investments	(1.13)		(0.87)	(1.16)	(25.40)	—
Total distributions	(1.67)		(1.36)	(1.67)	(25.94)	—
Net asset value at end of period	$34.67		$33.87	$28.02	$30.20	$57.42
Total investment return(b)	7.56%		26.57%	(1.88)%	(2.37)%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%		1.68%	1.77%	1.52%	1.25	%††
Net expenses(c)	0.70	%(d)	0.70%	0.70%	0.70%	0.72	%††
Expenses (before waiver/reimbursement)(c)	0.70%		0.70%	0.71%	0.71%	0.72	%††
Portfolio turnover rate	43%		36%	29%	37%	23%
Net assets at end of period (in 000’s)	$220,292		$255,987	$198,461	$272,274	$356,580

**	Based on the net asset value of Class I as of April 26, 2021.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

242

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a New York Life Investments Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated when required with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the NY Life Investments Funds).

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

243

• shares purchased from the proceeds of redemptions within the NY Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

• redemptions made in connection with a return of excess contributions from an IRA account

• shares purchased through a Right of Reinstatement (as defined above)

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Edward Jones

Effective August 28, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of New York Life Investments Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of New York Life Investments Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

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• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):

o The redemption and repurchase occur in the same account.

o The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

• Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

• Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less.

The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

E*TRADE

Front-End Sales Charge Waiver

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Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

• A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

• Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Janney Montgomery Scott LLC

Shareholders purchasing New York Life Investments Fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the New York Life Investments Funds family).

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• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same New York Life Investments Fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the New York Life Investments Fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts pursuant to the Internal Revenue Code.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

• Breakpoints as described in the New York Life Investments Fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of New York Life Investments Funds family assets held by accounts within the purchaser’s household at Janney. Eligible New York Life Investments Funds family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform

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Front-end Load Waivers Available at Merrill
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

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• Shares purchased through a Morgan Stanley self-directed brokerage account

• Morgan Stanley, on your behalf, can also convert Class A shares to Class A2 shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

• Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares (or equivalent) of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares and Investor Class Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through an OPCO-affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund's Class C shares that are converted by OPCO at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Trustees of the Fund and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on Class A, B and C Shares and Investor Class Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James

Raymond James & Associates, Inc., Raymond James Financial Services Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the

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following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the New York Life Investments Funds through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within the New York Life Investments Funds over a 13-month time period. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co.

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investor Class and Class A shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

• Shares purchased within 90 days following a redemption from a New York Life Investments Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor Class, Class A and Class C shares Available at Baird

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• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Funds assets held by accounts within the purchaser’s household at Baird. Eligible New York Life Investments Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of New York Life Investments Funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated

Shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

• Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

• All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

• Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

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• Shares purchased through a rollover from another 529 plan.

• Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports (or notice of such reports) for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylim.com/accounts. If you would like to opt out of household-based mailings, please call toll free 800-624-6782.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS AND FORM N-CSR

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable, in the Annual and Semiannual Reports and in Form N-CSR. In the Fund's Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

TO OBTAIN INFORMATION

More information about the Funds, including the SAI, the Annual and Semiannual Reports and other information such as the Fund's financial statements, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit dfinview.com/NYLIM, or write to NYLIFE Distributors LLC, Attn: New York Life Investment Management Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

Other information about the Funds (including the Statement of Additional Information) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

NYLIFE Distributors LLC
30 Hudson Street
Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the New York Life Investments Funds.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

SEC File Number: 811-22321 (New York Life Investments Funds Trust)
SEC File Number: 811-04550 (New York Life Investments Funds)

For more information call 800-624-6782 or visit our website at nylim.com.

MS01e-02/26

Prospectus for New York Life Investments Fixed Income and Mixed Asset Funds
February 28, 2026

	Class A	Class A2	Investor Class	Class C	Class C2	Class I	Class R2	Class R3	Class R6	SIMPLE Class	Class Z
Taxable
NYLI Candriam Emerging Markets Debt Fund	MGHAX	-	MGHHX	MHYCX	-	MGHIX	-	-	-	-	-
NYLI Floating Rate Fund	MXFAX	-	MXFNX	MXFCX	-	MXFIX	-	-	MXFEX	MXFMX	-
NYLI MacKay High Yield Corporate Bond Fund	MHCAX	-	MHHIX	MYHCX	-	MHYIX	MHYRX	MHYTX	MHYSX	MHHSX	-
NYLI MacKay Short Duration High Income Fund	MDHAX	-	MDHVX	MDHCX	-	MDHIX	-	-	-	-	-
NYLI MacKay Strategic Bond Fund	MASAX	-	MSYDX	MSICX	-	MSDIX	-	-	MSYEX	-	-
NYLI MacKay Total Return Bond Fund	MTMAX	-	MTMNX	MTMCX	-	MTMIX	-	-	MTRDX	MTMSX	-
NYLI MacKay U.S. Infrastructure Bond Fund	MGVAX	-	MGVNX	MGVCX	-	MGOIX	-	-	MGVDX	-	-
NYLI Short Term Bond Fund	MIXAX	-	MIXNX	-	-	MIXIX	-	-	-	MIXMX	-
Tax-Exempt
NYLI MacKay Arizona Muni Fund	AZTAX	-	-	AZTCX	-	AZTYX	-	-	-	-	AZTFX
NYLI MacKay California Muni Fund	MSCAX	-	MSCVX	MSCCX	MCAMX	MCOIX	-	-	MSODX	-	-
NYLI MacKay Colorado Muni Fund	COTAX	-	-	COTCX	-	COTYX	-	-	-	-	COTFX
NYLI MacKay High Yield Muni Bond Fund	MMHAX	-	MMHVX	MMHDX	-	MMHIX	-	-	MMHEX	-	-
NYLI MacKay New York Muni Fund	MNOAX	-	MNOVX	MNOCX	MNOLX	MNOIX	-	-	MNODX	-	-
NYLI MacKay Oregon Muni Fund	ORTBX	-	-	ORTCX	-	ORTYX	-	-	-	-	ORTFX
NYLI MacKay Short Term Muni Fund	MSTAX	MSTUX	MYTBX	-	-	MSTIX	-	-	MSTEX	-	-
NYLI MacKay Strategic Muni Allocation Fund	MTFDX	-	MTFEX	MTFFX	MTFMX	MTFGX	-	-	MTFHX	-	MTFZX
NYLI MacKay Tax Free Bond Fund	MTBAX	-	MKINX	MTFCX	MTSPX	MTBIX	-	-	MTBDX	-	-
NYLI MacKay Utah Muni Fund	UTAVX	-	-	UTACX	-	UTAYX	-	-	-	-	UTAHX
Money Market
NYLI Money Market Fund	MMAXX	-	MKTXX	MSCXX	-	-	-	-	-	MIPXX	-
Mixed Asset
NYLI Balanced Fund	MBNAX	-	MBINX	MBACX	-	MBAIX	-	-	MBERX	-	-
NYLI Income Builder Fund	MTRAX	-	MTINX	MCTRX	-	MTOIX	-	-	MTODX	MTISX	-
NYLI MacKay Convertible Fund	MCOAX	-	MCINX	MCCVX	-	MCNVX	-	-	-	-	-

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Taxable

Tax-Exempt

Money Market

NYLI Money Market Fund	133

Mixed Asset

NYLI Candriam Emerging Markets Debt Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.28%	0.81%	0.81%	0.23%
Total Annual Fund Operating Expenses	1.23%	1.76%	2.51%	0.93%
Waivers / Reimbursements[3,4]	(0.08)%	(0.26)%	(0.26)%	(0.08)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	1.15%	1.50%	2.25%	0.85%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 1.15%; and Class I, 0.85%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement, to Investor Class and Class C shares. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 562	$ 547	$ 228	$ 328	$ 87
3 Years	$ 815	$ 908	$ 757	$ 757	$ 288
5 Years	$ 1,088	$ 1,293	$ 1,312	$ 1,312	$ 507
10 Years	$ 1,865	$ 2,370	$ 2,642	$ 2,642	$ 1,136

NYLI Candriam Emerging Markets Debt Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in fixed income securities of issuers in emerging markets. Fixed income securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. An issuer of a security is considered to be an emerging market issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. Candriam, the Fund’s Subadvisor, has discretion to determine the countries considered to be emerging market countries, including taking into consideration a variety of factors such as the development of a country’s financial and capital markets and inclusion in an index, such as the J.P. Morgan Emerging Market Bond Index, considered by the Subadvisor to be representative of emerging markets.

The securities in which the Fund invests may be denominated in foreign currency. The debt securities in which the Fund invests may consist of securities that are rated below investment grade. Below investment grade securities are generally securities that receive low ratings from a nationally recognized statistical rating organization (“NRSRO”) (such as securities rated lower than BBB- and Baa3), or if unrated, are deemed to be of comparable quality by the Subadvisor. Securities rated below investment grade by a NRSRO are commonly referred to as “high yield securities” or “junk bonds.” If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. The Fund may invest in fixed income securities of any duration or maturity.

The Fund's principal investments include sovereign, quasi-sovereign and corporate Eurobonds. The Fund may invest in floating rate notes and inverse floating rate notes. The Fund may also invest in derivative instruments, such as forward commitments, futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund may invest up to 20% of its total assets in swaps, including credit default swaps and credit default swap indices. The Fund may buy and sell currency on a spot basis, buy foreign currency options, and enter into foreign currency forward contracts. These techniques may be used for any purpose, including to seek to increase the Fund's return.

Investment Process: The Subadvisor identifies investment opportunities by deploying a relative value focused investment approach. The approach consists of three primary layers of analysis. The first layer assesses medium-term sovereign creditworthiness and sets up the basis for identifying the second and third layer investment opportunities, which are relative country (second layer) and instrument (third layer) investment opportunities. The Subadvisor also considers key fundamental macro-economic drivers such as growth and inflation dynamics, internal and external imbalances as well as structural reform and political risk trends. The investment approach is aware of environmental, social and governance (“ESG”) risks as ESG factors are explicitly integrated in the sovereign creditworthiness analysis. The Subadvisor may avoid investments in sovereign or corporate issuers where the combination of fundamental and ESG risks are not appropriately reflected in valuations.

In addition, the Subadvisor implements a Controversial Activity Exclusion policy related to companies and industries involved with the production of coal, tobacco products, chemical, biological or white phosphorus weapons, and gambling.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of

NYLI Candriam Emerging Markets Debt Fund

ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark. In addition, the Subadvisor's exclusionary ESG screen may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less

NYLI Candriam Emerging Markets Debt Fund

government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Sovereign Debt Risk: The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon

NYLI Candriam Emerging Markets Debt Fund

such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the JPMorgan EMBI Global Diversified Index to represent a broad measure of market performance.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective February 28, 2017, the Fund's principal investment strategies changed. Effective June 21, 2019, the Fund's subadvisor, investment objective and principal investment strategies changed. The performance in the bar chart and table prior to those dates reflects the Fund’s prior subadvisor, investment objective and principal investment strategies.

NYLI Candriam Emerging Markets Debt Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	15.27%
Worst Quarter
2020, Q1	-18.72%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	8/31/2007	13.43%	1.84%	4.61%
Return After Taxes on Distributions
Class I		10.28%	-0.83%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		7.85%	0.17%	2.51%
Return Before Taxes
Class A	6/1/1998	8.17%	0.63%	3.84%
Investor Class	2/28/2008	8.34%	0.31%	3.49%
Class C	9/1/1998	10.98%	0.36%	3.21%
JPMorgan EMBI Global Diversified Index[1]		14.30%	1.78%	4.40%

1. The JPMorgan EMBI Global Diversified Index is a market capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Candriam serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

NYLI Candriam Emerging Markets Debt Fund

Subadvisor	Portfolio Managers	Service Date

Candriam	Christopher Mey, Head of Emerging Market Debts Team	Since 2019
	Kroum Sourov, Fund Manager	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

NYLI Floating Rate Fund

Investment Objective

The Fund seeks high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.50%
Other Expenses	0.12%	0.27%	0.27%	0.12%	0.05%	0.11%
Total Annual Fund Operating Expenses	0.96%	1.11%	1.86%	0.71%	0.64%	1.20%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period			Class
1 Year	$ 395	$ 360	$ 189	$ 289	$ 73	$ 65	$ 122
3 Years	$ 597	$ 594	$ 585	$ 585	$ 227	$ 205	$ 381
5 Years	$ 815	$ 846	$ 1,006	$ 1,006	$ 395	$ 357	$ 660
10 Years	$ 1,443	$ 1,568	$ 1,984	$ 1,984	$ 883	$ 798	$ 1,455
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. Floating rate securities are debt instruments issued by companies or other entities that

NYLI Floating Rate Fund

pay a floating rate of interest, which resets periodically. The Fund may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC, the Fund's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold a higher than ordinary level of cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term debt alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) (such as securities rated lower than BBB- and Baa3), commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade by an NRSRO. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the Secured Overnight Financing Rate or another reference rate or benchmark. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor’s investment process relies on a comprehensive fundamental investment discipline, including, but not limited to, consideration of environmental, social and governance (“ESG”) factors that may be material to a company’s performance and prospects. In addition to internal research, the Subadvisor may use third-party ESG data to compare internal views with external perspectives.

The Subadvisor may reduce or eliminate the Fund's position in a holding if it no longer believes the holding will contribute to meeting the investment objective of the Fund. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a

NYLI Floating Rate Fund

longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be

NYLI Floating Rate Fund

exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Morningstar LSTA US Leveraged Loan Index, which is generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI Floating Rate Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	8.58%
Worst Quarter
2020, Q1	-11.81%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/3/2004	5.42%	5.59%	5.09%
Return After Taxes on Distributions
Class I		2.32%	2.93%	2.86%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.16%	3.12%	2.92%
Return Before Taxes
Class A	5/3/2004	2.00%	4.69%	4.52%
Investor Class	2/28/2008	2.26%	4.65%	4.44%
Class C	5/3/2004	3.12%	4.39%	3.98%
Class R6	2/28/2019	5.37%	5.67%	5.18%
SIMPLE Class	8/31/2020	4.78%	5.02%	5.40%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
Morningstar LSTA US Leveraged Loan Index[2]		5.90%	6.42%	5.83%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The Morningstar LSTA US Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through

NYLI Floating Rate Fund

tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

NYL Investors LLC	Arthur S. Torrey, Managing Director	Since 2012
	Gregory S. Fantoni, Senior Director	Since 2025
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay High Yield Corporate Bond Fund

Investment Objective

The Fund seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R2	Class R3	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.00%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	0.50%	None	0.50%
Other Expenses	0.18%	0.37%	0.37%	0.18%	0.28%	0.28%	0.03%	0.12%
Total Annual Fund Operating Expenses	0.97%	1.16%	1.91%	0.72%	1.07%	1.32%	0.57%	1.16%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million to $5 billion; 0.525% on assets from $5 billion to $7 billion; 0.50% on assets from $7 billion to $10 billion; 0.49% on assets from $10 billion to $15 billion; and 0.48% on assets over $15 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This fund accounting services fee amounted to 0.01% of the Fund's average daily net assets.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R2	Class R3	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period					Class
1 Year	$ 545	$ 513	$ 194	$ 294	$ 74	$ 109	$ 134	$ 58	$ 118
3 Years	$ 745	$ 754	$ 600	$ 600	$ 230	$ 340	$ 418	$ 183	$ 368
5 Years	$ 962	$ 1,013	$ 1,032	$ 1,032	$ 401	$ 590	$ 723	$ 318	$ 638
10 Years	$ 1,586	$ 1,753	$ 2,038	$ 2,038	$ 894	$ 1,306	$ 1,590	$ 714	$ 1,409
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

NYLI MacKay High Yield Corporate Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield corporate debt securities, including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. Corporate debt securities are bonds and other debt securities, including preferred stock, convertible corporate securities and loans and loan participations, issued by corporations and other business structures. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

Securities that are rated below investment grade by NRSROs (such as securities rated lower than BBB- and Baa3) are commonly referred to as “high-yield securities” or "junk bonds." If NRSROs assign different ratings to the same security for purposes of determining the security's credit quality, the Fund will use the middle rating when three NRSROs rate the security. For securities where only two NRSROs rate the security, the Fund will use the higher rating. If only one rating is available for a security, the Fund will use that rating.

The Fund's high-yield investments may also include convertible corporate securities, loans and loan participation interests. The Fund may invest up to 20% of its net assets in common stocks and other equity-related securities.

The Fund may hold cash or invest in short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. To the extent the Fund is invested in cash, investment grade debt or other high quality instruments, the yield on these investments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities by analyzing individual companies and evaluating each company's competitive position, financial condition, and business prospects. The Fund invests in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a

NYLI MacKay High Yield Corporate Bond Fund

longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under

NYLI MacKay High Yield Corporate Bond Fund

unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

NYLI MacKay High Yield Corporate Bond Fund

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA U.S. High Yield Constrained Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	9.50%
Worst Quarter
2020, Q1	-12.56%

NYLI MacKay High Yield Corporate Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/2004	6.70%	4.35%	5.99%
Return After Taxes on Distributions
Class I		4.00%	2.02%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.92%	2.30%	3.56%
Return Before Taxes
Class A	1/3/1995	1.65%	3.14%	5.23%
Investor Class	2/28/2008	2.13%	3.11%	5.12%
Class C	9/1/1998	4.47%	3.15%	4.83%
Class R2	5/1/2008	6.33%	3.99%	5.61%
Class R3	2/29/2016	6.29%	3.73%	5.60%
Class R6	6/17/2013	7.10%	4.53%	6.14%
SIMPLE Class	8/31/2020	6.40%	3.80%	4.34%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Constrained Index[2]		8.50%	4.50%	6.44%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the ICE BofA U.S. High Yield Constrained Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the ICE BofA U.S. High Yield Constrained Index.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2013
	Dohyun Cha, Senior Managing Director	Since 2024
	Won Choi, Senior Managing Director	Since 2024
	Nate Hudson, Senior Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares, Class R2 shares, Class R3 shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

NYLI MacKay High Yield Corporate Bond Fund

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Short Duration High Income Fund

Investment Objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.14%	0.15%	0.15%	0.14%
Total Annual Fund Operating Expenses	1.04%	1.05%	1.80%	0.79%
Waivers / Reimbursements[3]	(0.02)%	0.00%	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.02%	1.05%	1.80%	0.78%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.65% on assets up to $3 billion and 0.64% on assets over $3 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 1.02%; Investor Class, 1.13%; Class C, 1.88%; and Class I, 0.78%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 401	$ 354	$ 183	$ 283	$ 80
3 Years	$ 619	$ 576	$ 566	$ 566	$ 251
5 Years	$ 855	$ 815	$ 975	$ 975	$ 438
10 Years	$ 1,531	$ 1,500	$ 1,919	$ 1,919	$ 977
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

NYLI MacKay Short Duration High Income Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield debt securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. Debt securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. Debt securities in which the Fund may invest include all types of debt obligations such as bonds, debentures, notes, bank debt, loan participations, commercial paper, floating rate loans, U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments), and convertible corporate bonds. The Fund will generally seek to maintain a weighted average duration of three years or less, although the Fund may invest in instruments of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Securities that are rated below investment grade by an NRSRO (such securities rated lower than BBB- and Baa3) are commonly referred to as “high-yield securities” or "junk bonds." If NRSROs assign different ratings to the same security for purposes of determining the security's credit quality, the Fund will use the middle rating when three NRSROs rate the security. For securities where only two NRSROs rate the security, the Fund will use the higher rating. If only one rating is available for a security, the Fund will use that rating.

The Fund may invest up to 20% of its net assets in equity securities, including preferred shares. The Fund also may invest in securities of non-U.S. issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The Fund may hold cash or invest in investment grade short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. The yield on cash, investment grade debt or other high quality instruments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund seeks to minimize interest rate risk through its emphasis on duration management and investments in securities with short and intermediate maturities. The Fund invests in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value (“NAV”), and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than those of a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced

NYLI MacKay Short Duration High Income Fund

market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

NYLI MacKay Short Duration High Income Fund

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security or other asset as agreed, which could cause losses to the Fund.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for

NYLI MacKay Short Duration High Income Fund

uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI MacKay Short Duration High Income Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	9.11%
Worst Quarter
2020, Q1	-11.96%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	12/17/2012	6.19%	5.01%	5.29%
Return After Taxes on Distributions
Class I		3.54%	2.72%	3.11%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.62%	2.83%	3.10%
Return Before Taxes
Class A	12/17/2012	2.77%	4.12%	4.72%
Investor Class	12/17/2012	3.26%	4.15%	4.65%
Class C	12/17/2012	4.14%	3.89%	4.18%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[2]		7.82%	5.00%	5.77%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2. The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

NYLI MacKay Short Duration High Income Fund

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2012
	Dohyun Cha, Senior Managing Director	Since 2024
	Won Choi, Senior Managing Director	Since 2024
	Nate Hudson, Senior Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

NYLI MacKay Strategic Bond Fund

Investment Objective

The Fund seeks total return by investing primarily in domestic and foreign debt securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.16%	0.42%	0.42%	0.16%	0.05%
Total Annual Fund Operating Expenses	0.98%	1.24%	1.99%	0.73%	0.62%
Waivers / Reimbursements[3,4]	0.00%	(0.02)%	(0.02)%	(0.05)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	0.98%	1.22%	1.97%	0.68%	0.62%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; 0.50% on assets from $1 billion to $5 billion; and 0.475% on assets over $5 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.68% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 545	$ 519	$ 200	$ 300	$ 69	$ 63
3 Years	$ 748	$ 776	$ 622	$ 622	$ 228	$ 199
5 Years	$ 967	$ 1,052	$ 1,071	$ 1,071	$ 401	$ 346
10 Years	$ 1,597	$ 1,838	$ 2,122	$ 2,122	$ 902	$ 774

NYLI MacKay Strategic Bond Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across the global fixed-income markets. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities. Fixed income securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. The Fund may invest in debt securities that are rated investment grade and below investment grade by a nationally recognized statistical rating organization (“NRSRO”) (such securities rated lower than BBB- and Baa3). Securities that are rated below investment grade by NRSROs are commonly referred to as “high-yield securities” or “junk bonds.” If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. The Fund may invest without limitation in securities of foreign issuers, including emerging markets. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The currency exposure of non-U.S. investments may or may not be hedged. The Fund may invest up to 15% of its net assets in equity securities.

The Fund intends to utilize various investment strategies in a broad array of fixed-income sectors to achieve its investment objective. The Fund will not be constrained by portfolio management relative to an index. Because the Fund does not track a fixed-income index, its performance may vary at times and demonstrate low correlation to traditional fixed-income indices. In pursuing its investment objective, the Fund’s investment strategy is subject to market risk and shares may gain or lose value.

The average portfolio duration of the Fund will normally vary from 0 to 7 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest in derivatives, such as futures, options, forward commitments and interest rate swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings or manage duration. The Fund may invest up to 25% of its total assets in swaps.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Investment Process: MacKay Shields LLC, the Fund’s Subadvisor, seeks to identify investment opportunities through an investment process focused on macroeconomic analysis and bottom-up security selection. The Subadvisor allocates the Fund's investments among the various bond market sectors based on current and projected economic and market conditions. The Fund may invest across bond market sectors, geographies and credit qualities.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the domestic and foreign economies, and meaningful changes in the issuer's financial condition, including changes in the issuer's credit risk and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

NYLI MacKay Strategic Bond Fund

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, as well as economic, regulatory or political developments which could affect the market for and value of municipal securities. Municipalities may experience economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties or developments could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Regulatory Risk: The Fund as well as the issuers of the securities and other instruments in which the Fund invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Fund to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve

NYLI MacKay Strategic Bond Fund

leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal

NYLI MacKay Strategic Bond Fund

and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

NYLI MacKay Strategic Bond Fund

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Portfolio Turnover Risk: The strategy of the Fund may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Fund. Additionally, a high turnover rate may generate capital gains, (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI MacKay Strategic Bond Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	7.20%
Worst Quarter
2020, Q1	-7.38%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/2004	8.39%	3.73%	4.33%
Return After Taxes on Distributions
Class I		6.08%	1.95%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.92%	2.06%	2.61%
Return Before Taxes
Class A	2/28/1997	3.25%	2.47%	3.56%
Investor Class	2/28/2008	3.45%	2.36%	3.43%
Class C	9/1/1998	6.00%	2.44%	3.14%
Class R6	2/28/2018	8.45%	3.78%	4.02%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

NYLI MacKay Strategic Bond Fund

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Neil Moriarty, III, Senior Managing Director	Since 2018
	Lesya Paisley, Managing Director	Since 2022
	Michael DePalma, Senior Managing Director	Since 2023
	Cameron White, Managing Director	Since 2025
	Zachary Aronson, Managing Director	Since 2025
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Total Return Bond Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.50%
Other Expenses	0.24%	0.54%	0.54%	0.24%	0.08%	0.18%
Total Annual Fund Operating Expenses	0.84%	1.14%	1.89%	0.59%	0.43%	1.03%
Waivers / Reimbursements[3,4]	0.00%	(0.03)%	(0.03)%	(0.24)%	(0.08)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	0.84%	1.11%	1.86%	0.35%	0.35%	1.03%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. Restated to reflect current management fee. The management fee on all asset levels is 0.35%.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 0.88%; and Class I, 0.35%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to other share classes, except Class R6. In addition, New York Life Investment Management will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NYLI MacKay Total Return Bond Fund

Expenses After	Class A	Investor	Class C		Class I	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period			Class
1 Year	$ 532	$ 509	$ 189	$ 289	$ 36	$ 36	$ 105
3 Years	$ 706	$ 745	$ 591	$ 591	$ 165	$ 130	$ 328
5 Years	$ 895	$ 1,000	$ 1,018	$ 1,018	$ 305	$ 233	$ 569
10 Years	$ 1,440	$ 1,728	$ 2,014	$ 2,014	$ 715	$ 534	$ 1,259
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 154% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in bonds, which include all types of debt securities, such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; and loan participation interests. Debt securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. The Fund will generally seek to maintain a weighted average duration within 2.5 years (plus or minus) of the duration of the Bloomberg U.S. Aggregate Bond Index. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. As of December 31, 2025, the weighted average duration of the Fund and Bloomberg U.S. Aggregate Bond Index were 5.8 years and 6.0 years, respectively.

The Fund, under normal circumstances, will invest at least 65% percent of its total assets in investment grade debt securities, as rated by a nationally recognized statistical rating organization (“NRSRO”) when purchased, or if unrated, determined by MacKay Shields LLC, the Fund’s Subadvisor, to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities rated below investment grade by a NRSRO (such securities rated lower than BBB- and Baa3) or, if unrated, determined by the Subadvisor to be of comparable quality. Securities that are rated below investment grade by NRSROs are commonly referred to as “high-yield securities” or "junk bonds." If NRSROs assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality. The Fund may invest in mortgage dollar rolls, to-be-announced ("TBA") securities transactions, variable rate notes and floating rate notes.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies. To the extent possible, the Fund will attempt to protect these investments against risks stemming from differences in foreign exchange rates.

The Fund may also invest in derivatives such as futures, options and swap agreements to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. Commercial paper must be, when purchased, rated in the highest rating category by a NRSRO or if unrated, determined by the Subadvisor to be of comparable quality. The Fund's principal investments may have fixed or floating rates of interest.

Investment Process: In pursuing the Fund’s investment strategy, the Subadvisor conducts a continuous review of expected returns, yields and other information derived from a database which it maintains in managing fixed income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Subadvisor in managing the Fund and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on

NYLI MacKay Total Return Bond Fund

performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Zero Coupon Bond Risk: Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, as well as economic, regulatory or political developments which could affect the market for and value of municipal securities. Municipalities may experience economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties or developments could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be

NYLI MacKay Total Return Bond Fund

exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks of a TBA securities transaction are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security. Margin requirements applicable to the Fund’s TBA securities transactions may increase the cost of TBA securities transactions to the Fund and may impose added operational complexity.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve

NYLI MacKay Total Return Bond Fund

leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Portfolio Turnover Risk: The strategy of the Fund may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Fund. Additionally, a high turnover rate may generate capital gains, (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI MacKay Total Return Bond Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	7.61%
Worst Quarter
2022, Q1	-6.69%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	7.83%	0.54%	2.93%
Return After Taxes on Distributions
Class I		5.64%	-1.34%	1.34%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.60%	-0.37%	1.58%
Return Before Taxes
Class A	1/2/2004	2.68%	-0.70%	2.13%
Investor Class	2/28/2008	2.89%	-0.88%	1.95%
Class C	1/2/2004	5.27%	-0.81%	1.65%
Class R6	12/29/2014	7.84%	0.55%	2.97%
SIMPLE Class	8/31/2020	7.17%	-0.11%	0.23%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

NYLI MacKay Total Return Bond Fund

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Neil Moriarty, III, Senior Managing Director	Since 2018
	Lesya Paisley, Managing Director	Since 2022
	Michael DePalma, Senior Managing Director	Since 2023
	Cameron White, Managing Director	Since 2025
	Zachary Aronson, Managing Director	Since 2025
How to Purchase and Sell Shares
You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A have no subsequent investment minimum. SIMPLE Class shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay U.S. Infrastructure Bond Fund

Investment Objective

The Fund seeks current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.16%	0.58%	0.58%	0.16%	0.04%
Total Annual Fund Operating Expenses	0.88%	1.30%	2.05%	0.63%	0.51%
Waivers / Reimbursements[3,4]	(0.03)%	(0.19)%	(0.19)%	(0.03)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	0.85%	1.11%	1.86%	0.60%	0.51%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; 0.45% on assets over $1 billion to $3 billion; and 0.43% on assets over $3 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class, Class C and Class I shares. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 384	$ 360	$ 189	$ 289	$ 61	$ 52
3 Years	$ 569	$ 634	$ 624	$ 624	$ 199	$ 164
5 Years	$ 770	$ 927	$ 1,086	$ 1,086	$ 348	$ 285
10 Years	$ 1,349	$ 1,762	$ 2,171	$ 2,171	$ 783	$ 640

NYLI MacKay U.S. Infrastructure Bond Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt issuers and/or securities intended primarily to finance infrastructure-related activities. Fixed income securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. Infrastructure-related debt securities may include securities with special features (e.g., puts and variable or floating rates) that have price volatility characteristics similar to other debt securities.

Infrastructure-related investments include securities issued to finance any assets or projects that support the operation, function, growth or development of a community or economy. Examples of these investments include, but are not limited to, transportation assets (e.g., roads and bridges), utility assets (e.g., electric, gas and water distribution facilities and networks) and social assets (e.g., hospitals and schools).

The Fund may also invest in securities of issuers that (i) directly invest in infrastructure-related companies; (ii) operate or utilize infrastructure-related assets (e.g., airlines, automakers and technology companies); or (iii) have indirect exposure to infrastructure-related assets (e.g., suppliers of construction materials). The Fund’s Subadvisor, MacKay Shields LLC, defines an infrastructure-related issuer as an issuer that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities.

The Fund invests at least 60% of its assets in taxable municipal debt securities. The Fund may invest up to 20% of its assets in tax-exempt municipal debt securities. On average, the Fund will invest in municipal bonds that have a maturity of 5 years or longer.

Municipal debt securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds.

The Fund invests in investment grade securities as rated by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund’s Subadvisor, and invests in commercial paper only if rated in the top two highest rating categories by an NRSRO at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If NRSROs assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund's principal investments may have fixed, variable or floating interest rates and include: taxable and tax-exempt municipal debt securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by the United States.

The Fund may invest in derivatives, such as futures, options and swap agreements, to seek enhanced returns or to seek to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor seeks to allocate investments primarily across the taxable fixed income market but can also utilize the tax-exempt fixed income market as well as treasuries and agencies. Allocations are based on the current economic environment, the level of absolute and relative yields, and the interest rate outlook. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition or relative yield and return expectations.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on

NYLI MacKay U.S. Infrastructure Bond Fund

performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Investments in the Fund are not guaranteed. While some of the Fund's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates. Investments in debt or fixed-income securities with put options may receive a lower interest rate than similar investments with a fixed-rate that cannot be redeemed before maturity. In addition, if the Fund chooses to exercise its right to put the bond back to the issuer or put provider, these investments are subject to, among other risks, the risk that the put provider will be unable or unwilling to honor the put feature (i.e., purchase the security).

Infrastructure Investment Risk: The Fund’s investments in infrastructure-related securities expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies/issuers.

NYLI MacKay U.S. Infrastructure Bond Fund

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

NYLI MacKay U.S. Infrastructure Bond Fund

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg 5-10 Year Taxable Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

NYLI MacKay U.S. Infrastructure Bond Fund

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective August 31, 2020, February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund's prior principal investment strategies.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	5.74%
Worst Quarter
2022, Q1	-5.61%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/2004	8.45%	0.87%	2.22%
Return After Taxes on Distributions
Class I		6.46%	-0.65%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.97%	0.00%	1.12%
Return Before Taxes
Class A	1/3/1995	5.03%	-0.24%	1.53%
Investor Class	2/28/2008	5.26%	-0.45%	1.22%
Class C	9/1/1998	6.06%	-0.37%	0.94%
Class R6	11/1/2019	8.53%	0.97%	1.74%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
Bloomberg 5-10 Year Taxable Municipal Bond Index[2]		8.78%	0.94%	3.15%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2. The Bloomberg 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Taxable Municipal Bond Index.

NYLI MacKay U.S. Infrastructure Bond Fund

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2019
	Robert DiMella, Executive Managing Director	Since 2019
	Michael Petty, Senior Managing Director	Since 2019
	David Dowden, Managing Director	Since 2019
	Scott Sprauer, Senior Managing Director	Since 2019
	Frances Lewis, Senior Managing Director	Since 2019
	Robert Burke, Managing Director	Since 2019
	John Lawlor, Managing Director	Since 2019
	Sanjit Gill, Managing Director	Since 2023
	Michael Denlinger, Managing Director	Since 2021
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI Short Term Bond Fund

Investment Objective

The Fund seeks current income consistent with capital preservation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	0.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	0.50%
Other Expenses	0.25%	0.78%	0.25%	0.27%
Total Annual Fund Operating Expenses	0.75%	1.28%	0.50%	1.02%
Waivers / Reimbursements[3]	(0.02)%	(0.36)%	(0.10)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.73%	0.92%	0.40%	1.02%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.25% on assets up to $1 billion and 0.20% on assets over $1 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40%; and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class I	SIMPLE
		Class		Class
1 Year	$ 174	$ 143	$ 41	$ 104
3 Years	$ 335	$ 418	$ 150	$ 325
5 Years	$ 511	$ 714	$ 270	$ 563
10 Years	$ 1,019	$ 1,556	$ 619	$ 1,248
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 441% of the average value of its portfolio.

NYLI Short Term Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in debt securities. Fixed income securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time.

Under normal circumstances, the Fund invests at least 80% of net assets in investment grade quality bonds of various types as rated by a nationally recognized statistical rating organization (“NRSRO”) (such bonds rated BBB- or higher, or Baa3 or higher), or if unrated, judged to be of comparable quality by NYL Investors LLC, the Fund’s Subadvisor. The Fund may invest up to 20% of its net assets in bonds rated below investment grade by a NRSRO (such as bonds rated lower than BBB- and Baa3), commonly referred to as “high yield” or “junk” bonds. In the event NRSROs assign different ratings to the same security, the Fund will apply the lower rating if rated differently by two NRSROs, and will apply the middle rating if rated differently by three NRSROs.

The Fund's principal investments include investment grade corporate credit and securitized assets, including structured credit, collateralized loan obligations, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Fund may also invest in futures to seek to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Investment Process: In pursuing the Fund’s investment strategy, the Subadvisor conducts a continuous review of expected returns, yields and other information derived from a database which it maintains in managing fixed income portfolios.

Fundamental economic cycle analysis and credit quality are the principal factors considered by the Subadvisor in managing the Fund and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value (“NAV”), and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than those of a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of

NYLI Short Term Bond Fund

ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Mortgage Pass-Through Securities Risk: Investments in mortgage pass-through securities are subject to similar market risks as fixed-income securities, which include, but are not limited to, interest rate risk, credit risk, prepayment risk, and extension risk.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates

NYLI Short Term Bond Fund

(or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Portfolio Turnover Risk: The strategy of the Fund may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Fund. Additionally, a high turnover rate may generate capital gains, (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective December 5, 2019, the Fund's investment objective and principal investment strategies changed. Prior to that date, the Fund operated as an index fund and sought to match the return of its former benchmark gross of fees. The past performance in the bar chart and table prior to that date reflects the Fund’s prior investment objective and principal investment strategies.

NYLI Short Term Bond Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	5.58%
Worst Quarter
2020, Q1	-4.05%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	5.26%	2.05%	2.66%
Return After Taxes on Distributions
Class I		3.36%	0.60%	1.02%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.09%	0.94%	1.38%
Return Before Taxes
Class A	1/2/2004	3.97%	1.52%	2.04%
Investor Class	2/28/2008	4.27%	1.44%	1.82%
SIMPLE Class	8/31/2020	4.71%	1.39%	1.41%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[2]		5.35%	1.97%	2.09%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities, with maturities of one to three years.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

NYLI Short Term Bond Fund

Management

New York Life Investment Management LLC serves as the Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

NYL Investors LLC	Neil Moriarty, III, Senior Managing Director	Since February 2026
	Lesya Paisley, Managing Director	Since February 2026
	Michael DePalma, Senior Managing Director	Since February 2026
	Cameron White, Managing Director	Since February 2026
	Zachary Aronson, Managing Director	Since February 2026
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. SIMPLE Class shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

NYLI MacKay Arizona Muni Fund

Investment Objective

The Fund seeks current income exempt from federal and Arizona income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class C	Class I	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None	0.15%
Other Expenses	0.10%	0.37%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.80%	1.32%	0.55%	0.70%
Waivers / Reimbursements[2]	0.00%	(0.22)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.10%	0.55%	0.70%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 0.80%; Class C, 1.10%; Class I, 0.55%; and Class Z, 0.74%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Class A shares in years 9-10. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class Z
		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 379	$ 112	$ 212	$ 56	$ 369
3 Years	$ 548	$ 397	$ 397	$ 176	$ 517
5 Years	$ 731	$ 702	$ 702	$ 307	$ 678
10 Years	$ 1,260	$ 1,428	$ 1,428	$ 689	$ 1,144
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

NYLI MacKay Arizona Muni Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Arizona income taxes. Municipal bonds are a financing tool to fund a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and Arizona income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of Arizona. Municipal bonds include general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and Arizona income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, intends to invest primarily in investment grade quality bonds as rated by at least one nationally recognized statistical rating organization (“NRSRO”) or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one NRSRO, including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a NRSRO, or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund will seek to maintain a portfolio dollar-weighted average duration of 3-10 years, although the Fund may invest in instruments of any duration or maturity.

If the supply of Arizona state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from Arizona income taxes.

The Fund may invest in futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In selecting investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, and tax policies and analyzes individual municipal securities and sectors.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks with respect to municipal bonds, including environmental, social and governance (“ESG”) risks. “ESG risks” are defined as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the investment. Certain ESG factors may be more relevant for certain sectors or issuers than others. Factors considered by the Subadvisor may include an issuer’s exposure to or management of climate risk, energy resources, community and/or employee relations, demographic shifts, cybersecurity, regulation and financial management of policies and procedures. In addition to proprietary research, the Subadvisor may use screening tools such as those provided by third-party providers and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors, industries or individual issuers are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on

NYLI MacKay Arizona Muni Fund

performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers and economic and societal events, such as infectious diseases and increased unemployment. Actions that municipalities may take in response to such events could result in disruption or reduced operations and productivity for businesses, thereby causing reduced tax revenues and increased budgetary pressures, which may adversely affect the issuer’s financial condition or ability to meet its financial obligations. Such events and uncertainties could cause increased volatility and reduced liquidity in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

NYLI MacKay Arizona Muni Fund

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

NYLI MacKay Arizona Muni Fund

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss.

Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Arizona State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of Arizona, and its political subdivisions, agencies and instrumentalities, events in Arizona may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Any deterioration of Arizona’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in Arizona.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the 1940 Act, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

NYLI MacKay Arizona Muni Fund

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg Municipal Bond Index 1-15 Yr. Blend, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective July 19, 2024, the Aquila Tax-Free Trust of Arizona (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below includes that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses of the Fund.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	5.67%
Worst Quarter
2022, Q1	-5.50%

NYLI MacKay Arizona Muni Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/1/1996	4.61%	0.70%	1.87%
Return After Taxes on Distributions
Class I		4.45%	0.63%	1.81%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.01%	1.10%	2.04%
Return Before Taxes
Class A	7/22/2024	1.32%	N/A	1.53%
Class C	4/1/1996	3.15%	-0.13%	0.93%
Class Z	3/13/1986	1.42%	-0.03%	1.42%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg Municipal Bond Index 1-15 Yr Blend[2]		5.18%	1.16%	2.27%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2.  The Bloomberg Municipal Bond Index 1-15 Yr Blend covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Michael Denlinger, Managing Director	Since 2024
	David Dowden, Managing Director	Since 2024
	Scott Sprauer, Senior Managing Director	Since 2024
	Matthew Hage, Managing Director	Since 2024
	Michael Perilli, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class Z shares are generally only available to existing holders of Class Z shares of the Fund. Generally, an initial investment minimum of $1,000 applies if you invest in Class Z shares, $2,500 for Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A and Class Z shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

NYLI MacKay Arizona Muni Fund

Tax Information

The Fund's distributions are generally expected to be exempt from federal and Arizona state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses.

NYLI MacKay California Muni Fund

Investment Objective

The Fund seeks current income exempt from federal and California income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class C2	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.65%	None	None
Other Expenses	0.06%	0.09%	0.09%	0.09%	0.06%	0.03%
Total Annual Fund Operating Expenses	0.76%	0.79%	1.04%	1.19%	0.51%	0.48%
Waivers / Reimbursements[3]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.75%	0.78%	1.03%	1.18%	0.50%	0.48%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.45% on assets up to $1 billion; 0.43% on assets from $1 billion to $3 billion; and 0.42% on assets over $3 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to other share classes, except Class R6. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C and Class C2 shares). The Example reflects Class C and Class C2 shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class C2		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 374	$ 328	$ 105	$ 205	$ 120	$ 220	$ 51	$ 49
3 Years	$ 535	$ 495	$ 330	$ 330	$ 377	$ 377	$ 163	$ 154
5 Years	$ 709	$ 677	$ 573	$ 573	$ 653	$ 653	$ 284	$ 269
10 Years	$ 1,213	$ 1,203	$ 1,200	$ 1,200	$ 1,331	$ 1,331	$ 640	$ 604
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

NYLI MacKay California Muni Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes. Municipal bonds are a financing tool to fund a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and California income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of California. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and California income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, intends to invest primarily in investment grade quality bonds as rated by at least one nationally recognized statistical rating organization (“NRSRO”) or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one NRSRO, including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a NRSRO, or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of California state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from California income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, tax policies and analyzes individual municipal securities and sectors. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

NYLI MacKay California Muni Fund

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities or regions.

NYLI MacKay California Muni Fund

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a

NYLI MacKay California Muni Fund

central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

California State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Any deterioration of California’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in California.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg California Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI MacKay California Muni Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	8.15%
Worst Quarter
2022, Q1	-7.53%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	2/28/2013	2.65%	0.64%	2.61%
Return After Taxes on Distributions
Class I		2.58%	0.59%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		2.92%	1.19%	2.73%
Return Before Taxes
Class A	2/28/2013	-0.68%	-0.52%	1.89%
Investor Class	2/28/2013	-0.20%	-0.46%	1.86%
Class C	2/28/2013	1.12%	0.11%	2.07%
Class C2	8/31/2020	0.86%	-0.05%	0.41%
Class R6	11/1/2019	2.66%	0.67%	1.47%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg California Municipal Bond Index[2]		4.11%	0.76%	2.29%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2. The Bloomberg California Municipal Bond Index is a market value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through

NYLI MacKay California Muni Fund

tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Robert DiMella, Executive Managing Director	Since 2013
	Scott Sprauer, Senior Managing Director	Since 2013
	Frances Lewis, Senior Managing Director	Since 2017
	Michael Denlinger, Managing Director	Since 2021
	Michael Perilli, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class, Class C or Class C2 shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class C and Class C2 shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and California state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Colorado Muni Fund

Investment Objective

The Fund seeks current income exempt from federal and Colorado income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class C	Class I	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None	0.075%
Other Expenses	0.12%	0.39%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.82%	1.34%	0.58%	0.655%
Waivers / Reimbursements[2]	(0.02)%	(0.24)%	(0.03)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.10%	0.55%	0.655%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 0.80%, Class C, 1.10%, Class I, 0.55% and Class Z, 0.785%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Class A shares in years 9-10. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class Z
		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 379	$ 112	$ 212	$ 56	$ 365
3 Years	$ 552	$ 401	$ 401	$ 183	$ 503
5 Years	$ 739	$ 711	$ 711	$ 321	$ 654
10 Years	$ 1,281	$ 1,449	$ 1,449	$ 723	$ 1,092
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

NYLI MacKay Colorado Muni Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Colorado income taxes. Municipal bonds are a financing tool to fund a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and Colorado income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of Colorado. Municipal bonds include general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and Colorado income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, intends to invest primarily in investment grade quality bonds as rated by at least one nationally recognized statistical rating organization (“NRSRO”) or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one NRSRO, including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a NRSRO, or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund will seek to maintain a portfolio dollar-weighted average duration of 3-10 years, although the Fund may invest in instruments of any duration or maturity.

If the supply of Colorado state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from Colorado income taxes.

The Fund may invest in futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In selecting investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, and tax policies and analyzes individual municipal securities and sectors.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks with respect to municipal bonds, including environmental, social and governance (“ESG”) risks. “ESG risks” are defined as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the investment. Certain ESG factors may be more relevant for certain sectors or issuers than others. Factors considered by the Subadvisor may include an issuer’s exposure to or management of climate risk, energy resources, community and/or employee relations, demographic shifts, cybersecurity, regulation and financial management of policies and procedures. In addition to proprietary research, the Subadvisor may use screening tools such as those provided by third-party providers and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors, industries or individual issuers are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on

NYLI MacKay Colorado Muni Fund

performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers and economic and societal events, such as infectious diseases and increased unemployment. Actions that municipalities may take in response to such events could result in disruption or reduced operations and productivity for businesses, thereby causing reduced tax revenues and increased budgetary pressures, which may adversely affect the issuer’s financial condition or ability to meet its financial obligations. Such events and uncertainties could cause increased volatility and reduced liquidity in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

NYLI MacKay Colorado Muni Fund

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

NYLI MacKay Colorado Muni Fund

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss.

Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Colorado State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of Colorado, and its political subdivisions, agencies and instrumentalities, events in Colorado may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Any deterioration of Colorado’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in Colorado.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the 1940 Act, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

NYLI MacKay Colorado Muni Fund

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg Municipal Bond Index 1-15 Yr. Blend, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective July 19, 2024, the Aquila Tax-Free Fund of Colorado (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below includes that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses of the Fund.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	5.08%
Worst Quarter
2022, Q1	-5.28%

NYLI MacKay Colorado Muni Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/30/1996	3.90%	0.39%	1.40%
Return After Taxes on Distributions
Class I		3.79%	0.35%	1.38%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.61%	0.80%	1.60%
Return Before Taxes
Class A	7/22/2024	0.54%	N/A	0.94%
Class C	4/30/1996	2.36%	-0.51%	0.46%
Class Z	5/21/1987	0.59%	-0.32%	1.03%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg Municipal Bond Index 1-15 Yr Blend[2]		5.18%	1.16%	2.27%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2.  The Bloomberg Municipal Bond Index 1-15 Yr Blend covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Michael Denlinger, Managing Director	Since 2024
	David Dowden, Managing Director	Since 2024
	Scott Sprauer, Senior Managing Director	Since 2024
	Matthew Hage, Managing Director	Since 2024
	Michael Perilli, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class Z shares are generally only available to existing holders of Class Z shares of the Fund. Generally, an initial investment minimum of $1,000 applies if you invest in Class Z shares, $2,500 for Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A and Class Z shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

NYLI MacKay Colorado Muni Fund

Tax Information

The Fund's distributions are generally expected to be exempt from federal and Colorado state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses.

NYLI MacKay High Yield Muni Bond Fund

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes. The Fund's secondary investment objective is total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.08%	0.11%	0.11%	0.08%	0.03%
Acquired (Underlying) Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.88%	0.91%	1.66%	0.63%	0.58%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.55% on assets up to $1 billion; 0.54% on assets from $1 billion to $3 billion; 0.53% on assets from $3 billion to $5 billion; 0.52% on assets from $5 billion to $7 billion; 0.51% on assets from $7 billion to $9 billion; 0.50% on assets from $9 billion to $11 billion; 0.49% on assets from $11 billion to $13 billion; and 0.48% on assets over $13 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 387	$ 341	$ 169	$ 269	$ 64	$ 59
3 Years	$ 572	$ 533	$ 523	$ 523	$ 202	$ 186
5 Years	$ 773	$ 741	$ 902	$ 902	$ 351	$ 324
10 Years	$ 1,352	$ 1,342	$ 1,766	$ 1,766	$ 786	$ 726
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds. Municipal bonds are a financing tool to fund a variety of public and private purposes, including general financing for state and

NYLI MacKay High Yield Muni Bond Fund

local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds.

Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. Issuers may be states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Although the Fund may invest in municipal bonds in any rating category, MacKay Shields LLC, the Fund's Subadvisor, intends to invest at least 65% of the Fund's net assets in medium- to low-quality bonds as rated by a nationally recognized statistical rating organization (“NRSRO”) or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a NRSRO or if unrated, judged to be of comparable quality by the Subadvisor ("distressed securities"). Some obligations rated below investment grade are commonly referred to as "junk bonds." It is possible that the Fund could invest up to 100% of its net assets in these securities. However, the Fund reserves the right to invest less than 65% of its net assets in medium- to low-quality bonds if the Subadvisor determines that there is an insufficient supply of such obligations available that are appropriate for investment or for temporary defensive measures. The Fund will generally invest in municipal bonds that have a maturity of five years or longer at the time of purchase. If NRSROs assign different ratings to the same security, the Fund will use the lower rating for purposes of determining the security's credit quality.

The Fund may also invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. Some of the Fund's earnings may be subject to federal income tax and most may be subject to state and local taxes.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Industrial development bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify tax-exempt securities it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, tax policies and analyzes individual municipal securities and sectors. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

Generally, the Fund will invest in distressed securities when the Subadvisor believes that such an investment offers significant potential for higher returns or can be exchanged for other securities that offer this potential. However, the Fund cannot guarantee that it will achieve these returns or that an issuer will make an exchange offer or emerge from bankruptcy.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

NYLI MacKay High Yield Muni Bond Fund

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

NYLI MacKay High Yield Muni Bond Fund

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of

NYLI MacKay High Yield Muni Bond Fund

a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and two additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg High Yield Municipal Bond Index and High Yield Municipal Bond Composite Index, which are generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI MacKay High Yield Muni Bond Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	10.18%
Worst Quarter
2022, Q1	-7.22%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	3/31/2010	3.17%	1.56%	3.67%
Return After Taxes on Distributions
Class I		2.96%	1.41%	3.55%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.42%	1.93%	3.64%
Return Before Taxes
Class A	3/31/2010	-0.26%	0.37%	2.93%
Investor Class	3/31/2010	0.33%	0.47%	2.92%
Class C	3/31/2010	1.06%	0.52%	2.62%
Class R6	11/1/2019	3.14%	1.60%	2.30%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg High Yield Municipal Bond Index[2]		2.46%	2.18%	4.35%
High Yield Municipal Bond Composite Index[3]		3.17%	1.64%	3.56%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2. The Bloomberg High Yield Municipal Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.

3. The High Yield Municipal Bond Composite Index consists of the Bloomberg High Yield Municipal Bond Index and the Bloomberg Municipal Bond Index weighted 60%/40% respectively.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through

NYLI MacKay High Yield Muni Bond Fund

tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2010
	Robert DiMella, Executive Managing Director	Since 2010
	Michael Petty, Senior Managing Director	Since 2010
	David Dowden, Managing Director	Since 2014
	Frances Lewis, Senior Managing Director	Since 2017
	John Lawlor, Managing Director	Since 2024
	Michael Perilli, Managing Director	Since 2024
	Ian France, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay New York Muni Fund

Investment Objective

The Fund seeks current income exempt from federal and New York state and, in some cases, New York local income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class C2	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.65%	None	None
Other Expenses	0.06%	0.09%	0.09%	0.09%	0.06%	0.04%
Total Annual Fund Operating Expenses	0.75%	0.78%	1.03%	1.18%	0.50%	0.48%
1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.45% on assets up to $1 billion; 0.43% on assets from $1 billion to $3 billion; and 0.42% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C and Class C2 shares). The Example reflects Class C and Class C2 shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class C2		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 374	$ 328	$ 105	$ 205	$ 120	$ 220	$ 51	$ 49
3 Years	$ 532	$ 493	$ 328	$ 328	$ 375	$ 375	$ 160	$ 154
5 Years	$ 704	$ 672	$ 569	$ 569	$ 649	$ 649	$ 280	$ 269
10 Years	$ 1,202	$ 1,192	$ 1,189	$ 1,189	$ 1,321	$ 1,321	$ 628	$ 604
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes. Municipal bonds are a financing tool to fund a variety of public and private purposes, including general financing for state and local governments,

NYLI MacKay New York Muni Fund

financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and New York income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of New York. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and New York income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, intends to invest primarily in investment grade quality bonds as rated by at least one nationally recognized statistical rating organization (“NRSRO”) or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one NRSRO, including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a NRSRO, or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund generally invests in municipal bonds that have a maturity of five years or longer at the time of purchase.

If the supply of New York state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from New York income taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In choosing investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, tax policies and analyzes individual municipal securities and sectors. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

NYLI MacKay New York Muni Fund

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates

NYLI MacKay New York Muni Fund

go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

NYLI MacKay New York Muni Fund

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

New York State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Any deterioration of New York’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in New York.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg New York Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI MacKay New York Muni Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	8.58%
Worst Quarter
2022, Q1	-7.55%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/14/2012	3.42%	0.81%	2.54%
Return After Taxes on Distributions
Class I		3.33%	0.76%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.40%	1.34%	2.71%
Return Before Taxes
Class A	5/14/2012	0.07%	-0.38%	1.80%
Investor Class	5/14/2012	0.55%	-0.27%	1.80%
Class C	5/14/2012	1.88%	0.29%	2.00%
Class C2	8/31/2020	1.73%	0.14%	0.59%
Class R6	11/1/2019	3.44%	0.82%	1.60%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg New York Municipal Bond Index[2]		3.69%	0.81%	2.20%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2. The Bloomberg New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through

NYLI MacKay New York Muni Fund

tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Robert DiMella, Executive Managing Director	Since 2012
	Michael Petty, Senior Managing Director	Since 2012
	Frances Lewis, Senior Managing Director	Since 2017
	Michael Denlinger, Managing Director	Since 2022
	Michael Perilli, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class, Class C or Class C2 shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class C and Class C2 shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal and New York state and, in some cases, New York local income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Oregon Muni Fund

Investment Objective

The Fund seeks current income exempt from federal and Oregon income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class C	Class I	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None	0.15%
Other Expenses	0.09%	0.35%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.79%	1.30%	0.54%	0.69%
Waivers / Reimbursements[2]	0.00%	(0.20)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.79%	1.10%	0.54%	0.69%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 0.80%, Class C, 1.10%, Class I, 0.55% and Class Z, 0.71%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Class A shares in years 9-10. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class Z
		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 378	$ 112	$ 212	$ 55	$ 368
3 Years	$ 545	$ 392	$ 392	$ 173	$ 514
5 Years	$ 726	$ 694	$ 694	$ 302	$ 673
10 Years	$ 1,249	$ 1,410	$ 1,410	$ 677	$ 1,133
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

NYLI MacKay Oregon Muni Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Oregon income taxes. Municipal bonds are a financing tool to fund a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and Oregon income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of Oregon. Municipal bonds include general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and Oregon income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, intends to invest primarily in investment grade quality bonds as rated by at least one nationally recognized statistical rating organization (“NRSRO”) or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one NRSRO, including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a NRSRO, or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund will seek to maintain a portfolio dollar-weighted average duration of 3-10 years, although the Fund may invest in instruments of any duration or maturity.

If the supply of Oregon state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from Oregon income taxes.

The Fund may invest in futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In selecting investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, and tax policies and analyzes individual municipal securities and sectors.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks with respect to municipal bonds, including environmental, social and governance (“ESG”) risks. “ESG risks” are defined as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the investment. Certain ESG factors may be more relevant for certain sectors or issuers than others. Factors considered by the Subadvisor may include an issuer’s exposure to or management of climate risk, energy resources, community and/or employee relations, demographic shifts, cybersecurity, regulation and financial management of policies and procedures. In addition to proprietary research, the Subadvisor may use screening tools such as those provided by third-party providers and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors, industries or individual issuers are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on

NYLI MacKay Oregon Muni Fund

performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers and economic and societal events, such as infectious diseases and increased unemployment. Actions that municipalities may take in response to such events could result in disruption or reduced operations and productivity for businesses, thereby causing reduced tax revenues and increased budgetary pressures, which may adversely affect the issuer’s financial condition or ability to meet its financial obligations. Such events and uncertainties could cause increased volatility and reduced liquidity in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

NYLI MacKay Oregon Muni Fund

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

NYLI MacKay Oregon Muni Fund

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss.

Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Oregon State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of Oregon, and its political subdivisions, agencies and instrumentalities, events in Oregon may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Any deterioration of Oregon’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in Oregon.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the 1940 Act, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

NYLI MacKay Oregon Muni Fund

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg Municipal Bond Index 1-15 Yr. Blend, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective July 19, 2024, the Aquila Tax-Free Trust of Oregon (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below includes that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses of the Fund.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	4.99%
Worst Quarter
2022, Q1	-5.35%

NYLI MacKay Oregon Muni Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	4/5/1996	4.33%	0.28%	1.45%
Return After Taxes on Distributions
Class I		4.28%	0.26%	1.43%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.83%	0.71%	1.62%
Return Before Taxes
Class A	7/22/2024	0.94%	N/A	0.84%
Class C	4/5/1996	2.75%	-0.59%	0.50%
Class Z	6/16/1986	1.14%	-0.48%	0.99%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg Municipal Bond Index 1-15 Yr Blend[2]		5.18%	1.16%	2.27%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2.  The Bloomberg Municipal Bond Index 1-15 Yr Blend covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Michael Denlinger, Managing Director	Since 2024
	David Dowden, Managing Director	Since 2024
	Scott Sprauer, Senior Managing Director	Since 2024
	Matthew Hage, Managing Director	Since 2024
	Michael Perilli, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class Z shares are generally only available to existing holders of Class Z shares of the Fund. Generally, an initial investment minimum of $1,000 applies if you invest in Class Z shares, $2,500 for Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A and Class Z shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

NYLI MacKay Oregon Muni Fund

Tax Information

The Fund's distributions are generally expected to be exempt from federal and Oregon state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses.

NYLI MacKay Short Term Muni Fund

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class A2	Investor Class	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%	2.00%	0.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	None	None
Other Expenses	0.07%	0.07%	0.71%	0.07%	0.04%
Total Annual Fund Operating Expenses	0.67%	0.67%	1.31%	0.42%	0.39%
Waivers / Reimbursements[3,4]	0.00%	0.00%	(0.32)%	(0.02)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	0.67%	0.67%	0.99%	0.40%	0.39%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.35% on assets up to $1 billion; 0.33% on assets from $1 billion up to $5 billion; and 0.32% on assets over $5 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 0.70%; Class A2, 0.70%; and Class I, 0.40%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement to Investor Class shares. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class A2	Investor	Class I	Class R6
Class
1 Year	$ 168	$ 267	$ 150	$ 41	$ 40
3 Years	$ 312	$ 410	$ 432	$ 133	$ 125
5 Years	$ 469	$ 566	$ 734	$ 233	$ 219
10 Years	$ 926	$ 1,018	$ 1,593	$ 528	$ 493
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

NYLI MacKay Short Term Muni Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal debt securities, which include debt obligations issued by or on behalf of a government entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). Municipal debt securities are a financing tool to fund a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The Fund invests in an actively managed, diversified portfolio of tax-exempt municipal debt securities.

Municipal debt securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Municipal debt securities also include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax.

The Fund invests in investment grade securities as rated by a nationally recognized statistical rating organization (“NRSRO”), such as rated BBB- Baa3 or better at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor; and invests in commercial paper only if rated in the top two highest rating categories by a NRSRO, such as A-1 to A-2 or Prime-1 to Prime-2 at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If NRSROs assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund may also invest up to 10% of its net assets in taxable municipal debt securities.

The Fund's principal investments may have fixed, variable or floating interest rates and include: tax-exempt and taxable municipal securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by corporate entities, governments and agencies, and supranational organizations. The Fund may also invest in municipal debt securities with special features, such as put rights, which allow the Fund to sell a security at a predetermined price. Normally, the Fund will have a dollar-weighted average maturity of three years or less.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to seek to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor seeks to allocate investments primarily across the tax-exempt debt market, but can also utilize the taxable debt markets. Allocations to the tax-exempt and taxable debt markets are based on the current economic environment, the level of absolute and relative yields, and the Subadvisor’s interest rate outlook.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, or relative yield and return expectations.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value (“NAV”), and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than those of a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

NYLI MacKay Short Term Muni Fund

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the NAV of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers and economic and societal events, such as infectious diseases and increased unemployment. Actions that municipalities may take in response to such events could result in disruption or reduced operations and productivity for businesses, thereby causing reduced tax revenues and increased budgetary pressures, which may adversely affect the issuer’s financial condition or ability to meet its financial obligations. Such events and uncertainties could cause increased volatility and reduced liquidity in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to

NYLI MacKay Short Term Muni Fund

such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such

NYLI MacKay Short Term Muni Fund

bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg 3-Year Municipal Bond Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective May 22, 2018, the Fund changed, among other things, its principal investment strategies. Effective February 28, 2019, the Fund changed its investment objective. The past performance in the bar chart and table reflects the Fund's prior investment objectives and principal investment strategies, as applicable.

NYLI MacKay Short Term Muni Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	3.38%
Worst Quarter
2022, Q1	-2.71%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/1991	4.68%	1.65%	1.71%
Return After Taxes on Distributions
Class I		4.48%	1.50%	1.62%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.99%	1.68%	1.66%
Return Before Taxes
Class A	1/2/2004	3.35%	1.18%	1.33%
Class A2	9/30/2020	2.30%	0.98%	1.04%
Investor Class	2/28/2008	3.54%	0.95%	0.96%
Class R6	5/2/2022	4.69%	N/A	3.22%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg 3-Year Municipal Bond Index[2]		4.11%	1.29%	1.64%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2.  The Bloomberg 3-Year Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity range of 2-4 years.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

NYLI MacKay Short Term Muni Fund

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Robert DiMella, Executive Managing Director	Since 2015
	Scott Sprauer, Senior Managing Director	Since 2015
	Frances Lewis, Senior Managing Director	Since 2015
	David Dowden, Managing Director	Since 2015
	John Lawlor, Managing Director	Since 2019
	Sanjit Gill, Managing Director	Since 2023
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, $15,000 for Class A or Class A2 shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A or Class A2 shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Strategic Muni Allocation Fund

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class C2	Class I	Class R6	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.65%	None	None	0.15%
Other Expenses	0.09%	0.14%	0.14%	0.14%	0.09%	0.05%	0.09%
Total Annual Fund Operating Expenses	0.74%	0.79%	1.04%	1.19%	0.49%	0.45%	0.64%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C and Class C2 shares). The Example reflects Class C and Class C2 shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class C2		Class I	Class R6	Class Z
			Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 373	$ 329	$ 106	$ 206	$ 121	$ 221	$ 50	$ 46	$ 363
3 Years	$ 529	$ 496	$ 331	$ 331	$ 378	$ 378	$ 157	$ 144	$ 499
5 Years	$ 699	$ 678	$ 574	$ 574	$ 654	$ 654	$ 274	$ 252	$ 646
10 Years	$ 1,191	$ 1,203	$ 1,201	$ 1,201	$ 1,332	$ 1,332	$ 616	$ 567	$ 1,074
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds, the income from which is exempt from federal income tax. Municipal bonds are a financing tool to fund a variety of public and private purposes,

NYLI MacKay Strategic Muni Allocation Fund

including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The Fund will seek to maintain a portfolio dollar-weighted average duration of 3 to 10 years, although the Fund may invest in instruments of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund will invest, under normal circumstances, at least 65% of its net assets in investment grade quality bonds as rated by a nationally recognized statistical rating organization (“NRSRO”) (such as bonds rated BBB- or higher, or Baa3 or higher), or if unrated, judged to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. The Fund may invest up to 35% of its net assets in municipal bonds rated below investment grade by an NRSRO, commonly referred to as “high yield” or “junk” bonds, including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by an NRSRO (such as bonds rated D) (“distressed securities”), or if unrated, judged to be of comparable quality by the Subadvisor. If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may not invest more than 20% of its net assets in investments subject to the federal alternative minimum tax. Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state).

The Fund may invest in privately issued securities.

The Fund may invest in futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs a relative value research-driven approach in seeking to achieve the Fund's investment objective. The Subadvisor's strategies include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Subadvisor may engage in various portfolio strategies to seek to achieve the Fund's investment objective, to enhance the Fund's investment return and to hedge the portfolio against adverse effects from movements in interest rates and in the securities markets.

The Subadvisor uses active management in an effort to identify mispriced tax-exempt securities and build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market and tax policies, and analyzes individual municipal securities and sectors.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, with respect to municipal bonds, including environmental, social and governance (“ESG”) risks. “ESG risks” are defined as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the investment. Certain ESG factors may be more relevant for certain sectors or issuers than others. Factors considered by the Subadvisor may include an issuer’s exposure to or management of climate risk, energy resources, community and/or employee relations, demographic shifts, cybersecurity, regulation and financial management of policies and procedures. In addition to proprietary research, the Subadvisor may use screening tools such as those provided by third-party service providers and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors, industries or individual issuers are explicitly excluded from the Fund.

On an ongoing basis, the Subadvisor meets to discuss and, where necessary, make changes to the Fund’s portfolio allocations. Typically, the Subadvisor considers a number of factors including overall market conditions, and the economic, technical, fundamental and regulatory factors that influence the relative value of municipal securities. In addition to setting target guidelines with respect to yield curve positioning, quality distribution, sector weights and individual security exposures, the Subadvisor will establish the Fund’s target allocation between investment grade municipal securities and high yield municipal securities. The asset allocation decision is based on the Subadvisor’s subjective assessment of the risk-adjusted expected returns of investment grade securities and high yield municipal securities over the next twelve to eighteen months.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

NYLI MacKay Strategic Muni Allocation Fund

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers and economic and societal events, such as infectious diseases and increased unemployment. Actions that municipalities may take in response to such events could result in disruption or reduced operations and productivity for businesses, thereby causing reduced tax revenues and increased budgetary pressures, which may adversely affect the issuer’s financial condition or ability to meet its financial obligations. Such events and uncertainties could cause increased volatility and reduced liquidity in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

NYLI MacKay Strategic Muni Allocation Fund

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly

NYLI MacKay Strategic Muni Allocation Fund

below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss.

Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg Municipal Bond Index 1-15 Yr Blend, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective November 30, 2021, the Fund made changes to its principal investment strategies. The performance in the bar chart and table prior to this date reflects the Fund’s prior principal investment strategies.

NYLI MacKay Strategic Muni Allocation Fund

Annual Returns, Class I Shares

(by calendar year 2020-2025)

Best Quarter
2023, Q4	5.68%
Worst Quarter
2022, Q1	-5.36%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	6/28/2019	4.95%	1.74%	2.45%
Return After Taxes on Distributions
Class I		4.89%	1.64%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.39%	1.99%	2.51%
Return Before Taxes
Class A	6/28/2019	1.54%	0.58%	1.50%
Investor Class	6/28/2019	2.02%	0.53%	1.35%
Class C	6/28/2019	3.38%	1.10%	1.81%
Class C2	12/13/2022	3.22%	N/A	3.46%
Class R6	6/28/2019	5.00%	1.77%	2.47%
Class Z	7/22/2024	1.54%	N/A	1.64%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	1.77%
Bloomberg Municipal Bond Index 1-15 Yr Blend[2]		5.18%	1.16%	1.91%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2.  The Bloomberg Municipal Bond Index 1-15 Yr Blend covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through

NYLI MacKay Strategic Muni Allocation Fund

tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Robert DiMella, Executive Managing Director	Since 2019

Michael Petty, Senior Managing Director	Since 2019

Frances Lewis, Senior Managing Director	Since 2019

David Dowden, Managing Director	Since 2019

John Lawlor, Managing Director	Since 2019

Michael Denlinger, Managing Director	Since 2021

Sanjit Gill, Managing Director	Since 2023

Matthew Hage, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Class Z shares are generally only available to existing holders of Class Z shares of the Fund. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class C shares, Class C2 or Class Z shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class C and Class C2 shares. However, for Investor Class, Class C and Class C2 shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A and Class Z shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Tax Free Bond Fund

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class C2	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	0.65%	None	None
Other Expenses	0.08%	0.12%	0.12%	0.12%	0.08%	0.02%
Total Annual Fund Operating Expenses	0.74%	0.78%	1.03%	1.18%	0.49%	0.43%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.45% on assets up to $500 million; 0.425% on assets from $500 million to $1 billion; 0.40% on assets from $1 billion to $5 billion; 0.39% on assets from $5 billion to $7 billion; 0.38% on assets from $7 billion to $9 billion; 0.37% on assets from $9 billion to $11 billion; and 0.36% on assets over $11 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This fund accounting services fee amounted to 0.01% of the Fund's average daily net assets.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C and Class C2 shares). The Example reflects Class C and Class C2 shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class C2		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 373	$ 328	$ 105	$ 205	$ 120	$ 220	$ 50	$ 44
3 Years	$ 529	$ 493	$ 328	$ 328	$ 375	$ 375	$ 157	$ 138
5 Years	$ 699	$ 672	$ 569	$ 569	$ 649	$ 649	$ 274	$ 241
10 Years	$ 1,191	$ 1,192	$ 1,189	$ 1,189	$ 1,321	$ 1,321	$ 616	$ 542
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

NYLI MacKay Tax Free Bond Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds that are rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”). Municipal bonds are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. On average, the Fund will invest in municipal bonds that have a maturity range of 10 to 30 years. Municipal bonds are issued by or on behalf of the District of Columbia, states, territories, commonwealths and possessions of the United States and their political subdivisions and agencies, authorities and instrumentalities. Municipal bonds include, among other instruments, general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in unrated securities deemed by MacKay Shields LLC, the Fund's Subadvisor, to be of comparable quality. The Fund may not invest more than 20% of its net assets in tax-exempt securities subject to the federal alternative minimum tax. If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Some of the Fund's earnings may be subject to federal tax and most may be subject to state and local taxes.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: The Subadvisor employs a relative value research-driven approach in pursuing the Fund's investment objective. The Subadvisor's strategies include duration management, sector allocation, yield curve positioning and buy/sell trade execution. The Subadvisor may engage in various portfolio strategies to achieve the Fund's investment objective, to seek to enhance the Fund's investment return and to seek to hedge the portfolio against adverse effects from movements in interest rates and in the securities markets.

The Subadvisor uses active management in an effort to identify mispriced tax-exempt securities and build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process which includes fundamental, "bottom-up" credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, tax policies and analyzes individual municipal securities and sectors. The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

NYLI MacKay Tax Free Bond Fund

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

NYLI MacKay Tax Free Bond Fund

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an

NYLI MacKay Tax Free Bond Fund

intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	7.77%
Worst Quarter
2022, Q1	-6.72%

NYLI MacKay Tax Free Bond Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/21/2009	4.19%	0.72%	2.57%
Return After Taxes on Distributions
Class I		4.08%	0.66%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.92%	1.26%	2.71%
Return Before Taxes
Class A	1/3/1995	0.81%	-0.45%	1.86%
Investor Class	2/28/2008	1.27%	-0.40%	1.83%
Class C	9/1/1998	2.62%	0.18%	2.05%
Class C2	8/31/2020	2.58%	0.03%	0.47%
Class R6	11/1/2019	4.35%	0.77%	1.76%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	John Loffredo, Executive Managing Director	Since 2009
	Robert DiMella, Executive Managing Director	Since 2009
	Michael Petty, Senior Managing Director	Since 2011
	David Dowden, Managing Director	Since 2014
	Scott Sprauer, Senior Managing Director	Since 2014
	Frances Lewis, Senior Managing Director	Since 2014
	Michael Denlinger, Managing Director	Since 2021
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class C or Class C2 shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class C and Class C2 shares. However, for Investor Class, Class C and Class C2 shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

NYLI MacKay Tax Free Bond Fund

Tax Information

The Fund's distributions are generally expected to be exempt from federal income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Utah Muni Fund

Investment Objective

The Fund seeks current income exempt from federal and Utah income taxes.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Class C	Class I	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	3.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None	0.20%
Other Expenses	0.13%	0.18%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.83%	1.13%	0.58%	0.78%
Waivers / Reimbursements[2]	(0.03)%	(0.03)%	(0.03)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.80%	1.10%	0.55%	0.78%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentages of its average daily net assets: Class A, 0.80%, Class C, 1.10%, Class I, 0.55% and Class Z, 0.90%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Class A shares in years 9-10. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Class C		Class I	Class Z
		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 379	$ 112	$ 212	$ 56	$ 377
3 Years	$ 554	$ 356	$ 356	$ 183	$ 542
5 Years	$ 744	$ 619	$ 619	$ 321	$ 720
10 Years	$ 1,292	$ 1,288	$ 1,288	$ 723	$ 1,237
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

NYLI MacKay Utah Muni Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Utah income taxes. Municipal bonds are a financing tool to fund a variety of public and private purposes, including general financing for state and local governments, financing for eligible non-profit organizations, or financing for a specific project or public facility. Municipal securities usually pay a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. These obligations are issued by the State of Utah, its counties and various other local authorities, certain other governmental issuers, and by other states and entities that do not tax interest from obligations issued by the State of Utah. These obligations also include obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and, pursuant to Utah statutory authority, from Utah individual (but not corporate) income taxes. Municipal bonds of states other than Utah will not be treated as qualifying for the purposes of the 80% policy, to the extent the interest on the municipal bond is not exempt from Utah income tax. Under normal circumstances, at least 50% of the Fund’s assets will consist of obligations of Utah-based issuers. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).

Municipal bonds are generally debt obligations issued by or on behalf of states, territories and possessions of the United States, and their political subdivisions, agencies and instrumentalities that provide income free from federal, state and potentially local income taxes. If the interest on a particular municipal bond is exempt from federal and Utah income taxes, the Fund will treat the bond as qualifying for purposes of the 80% policy even though the issuer of the bond may be located outside of Utah. Municipal bonds include general obligation bonds, revenue bonds, industrial revenue bonds, industrial development bonds, private activity bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The Fund may invest up to 20% of its net assets in municipal bonds subject to the federal alternative minimum tax, and municipal bonds that pay interest that is subject to federal and Utah income taxes.

Although the Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds, MacKay Shields LLC, the Fund's Subadvisor, intends to invest primarily in investment grade quality bonds as rated by at least one nationally recognized statistical rating organization (“NRSRO”) or if unrated, judged to be of comparable quality by the Subadvisor. The Fund may invest up to 20% of its net assets in municipal bonds that are rated below investment grade (commonly referred to as “high-yield securities” or “junk bonds”) as rated by at least one NRSRO, including up to 10% of its net assets in municipal bonds that are the subject of bankruptcy proceedings, that are in default as to the payment of principal or interest, or that are rated in the lowest rating category by a NRSRO, or if unrated, judged to be of comparable quality by the Subadvisor (“distressed securities”). If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

The Fund may invest more than 25% of its total assets in municipal bonds that are related in such a way that an economic, business or political development or change affecting one such security could also affect the other securities. The Fund will seek to maintain a portfolio dollar-weighted average duration of 3-10 years, although the Fund may invest in instruments of any duration or maturity.

If the supply of Utah state tax exempt municipal bonds is insufficient to meet the Fund’s investment needs, the Fund may invest in municipal bonds issued by other states. Municipal bonds issued by other states purchased by the Fund will generally be exempt from federal income taxes, but may not be exempt from Utah income taxes.

The Fund may invest in futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

Investment Process: In selecting investments, the Subadvisor analyzes the credit quality of issuers and considers the yields available on municipal bonds with different maturities.

The Subadvisor uses active management in an effort to identify municipal bonds it believes to be mispriced and to build a consistent yield advantage. The Subadvisor focuses on reducing volatility through a disciplined investment process, which includes fundamental, “bottom-up” credit research and risk management. In addition, the Subadvisor reviews macroeconomic events, technicals in the municipal market, and tax policies and analyzes individual municipal securities and sectors.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks with respect to municipal bonds, including environmental, social and governance (“ESG”) risks. “ESG risks” are defined as environmental, social or governance events or conditions that, if they occur, could cause an actual or a potential material negative impact on the value of the investment. Certain ESG factors may be more relevant for certain sectors or issuers than others. Factors considered by the Subadvisor may include an issuer’s exposure to or management of climate risk, energy resources, community and/or employee relations, demographic shifts, cybersecurity, regulation and financial management of policies and procedures. In addition to proprietary research, the Subadvisor may use screening tools such as those provided by third-party providers and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors, industries or individual issuers are explicitly excluded from the Fund.

NYLI MacKay Utah Muni Fund

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.
Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Additional risks include:

• General Obligation Bonds Risk—timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base;

• Revenue Bonds (including Industrial Development Bonds) Risk—timely payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source, and may be negatively impacted by the general credit of the user of the facility;

• Private Activity Bonds Risk—municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so;

• Moral Obligation Bonds Risk—moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality;

• Municipal Notes Risk—municipal notes are shorter-term municipal debt obligations that pay interest that is, in the opinion of bond counsel, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and that have a maturity that is generally one year or less. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money; and

• Municipal Lease Obligations Risk—in a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. Municipal leases may pose additional risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipalities may experience political, economic and financial difficulties in an adverse economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market, including the occurrence of natural disasters or other events impacting markets and/or specific states and issuers and economic and societal events, such as infectious diseases and increased unemployment. Actions that municipalities may take in response to such events could result in disruption or reduced

NYLI MacKay Utah Muni Fund

operations and productivity for businesses, thereby causing reduced tax revenues and increased budgetary pressures, which may adversely affect the issuer’s financial condition or ability to meet its financial obligations. Such events and uncertainties could cause increased volatility and reduced liquidity in the municipal securities market and could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial, economic and other conditions, which may negatively affect the value of the Fund’s holdings in Puerto Rico municipal securities.

To be tax exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest received by the Fund from its investment in such bonds and distributed to shareholders may be taxable. It is possible that interest on a municipal bond may be declared taxable after the issuance of the bond, and this determination may apply retroactively to the date of the issuance of the bond, which would cause a portion of prior distributions made by the Fund to be taxable to shareholders in the year of receipt.

Municipal Bond Focus Risk: From time to time the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

High-Yield Municipal Bond Risk: High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity risk and are more likely to experience a default as compared to other high-yield debt securities. There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates. The high-yield municipal bonds in which the Fund intends to invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds.

NYLI MacKay Utah Muni Fund

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss.

Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free.

Derivatives may also increase the expenses of the Fund.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Utah State Specific Risk: Because the Fund invests in municipal bonds issued by or on behalf of the State of Utah, and its political subdivisions, agencies and instrumentalities, events in Utah may affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. Any deterioration of Utah’s fiscal situation and economic situation of its municipalities could cause greater volatility and increase the risk of investing in Utah.

Tax Risk: Income from municipal bonds held by the Fund could be declared taxable, possibly retroactively to the date the obligation was issued, because of unfavorable changes in tax law, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. In such event, the value of the security would likely fall and a portion of the Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Variable Rate Demand Instruments Risk: A variable rate demand instrument is generally subject to certain of the risks associated with debt securities.  Variable rate demand instruments are also subject to potential delays between the instrument’s periodic interest rate reset and an intervening rise in general interest rates, which could adversely affect the Fund. In addition, these instruments are subject to the risk that, if not held to maturity, the Fund will be subject to the credit risk of any third party supporting or providing the instrument’s demand feature, as well as the risk that such third party’s obligations may terminate or that it may otherwise fail to meet such obligations.

NYLI MacKay Utah Muni Fund

Non-Diversification Risk: The Fund is a non-diversified, open-end management investment company under the 1940 Act, as amended. A non-diversified fund may have a significant portion of its investments in a smaller number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg Municipal Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg Municipal Bond Index 1-15 Yr. Blend, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

Effective July 19, 2024, the Aquila Tax-Free Trust for Utah (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below includes that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses of the Fund.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	5.82%
Worst Quarter
2022, Q1	-5.65%

NYLI MacKay Utah Muni Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/21/1996	5.05%	0.64%	1.91%
Return After Taxes on Distributions
Class I		4.99%	0.61%	1.89%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.50%	1.06%	2.06%
Return Before Taxes
Class A	7/22/2024	1.66%	N/A	1.62%
Class C	5/21/1996	3.39%	-0.24%	0.97%
Class Z	7/24/1992	1.57%	-0.21%	1.39%
Bloomberg Municipal Bond Index[1]		4.25%	0.80%	2.34%
Bloomberg Municipal Bond Index 1-15 Yr Blend[2]		5.18%	1.16%	2.27%

1. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.

2.  The Bloomberg Municipal Bond Index 1-15 Yr Blend covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

MacKay Shields LLC	Michael Denlinger, Managing Director	Since 2024
	David Dowden, Managing Director	Since 2024
	Scott Sprauer, Senior Managing Director	Since 2024
	Matthew Hage, Managing Director	Since 2024
	Michael Perilli, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class Z shares are generally only available to existing holders of Class Z shares of the Fund. Generally, an initial investment minimum of $1,000 applies if you invest in Class Z shares, $2,500 for Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A and Class Z shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

NYLI MacKay Utah Muni Fund

Tax Information

The Fund's distributions are generally expected to be exempt from federal and Utah state income tax. However, a portion of the distributions may be subject to the alternative minimum tax. Additionally, the Fund may derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, generally will be taxable.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses.

NYLI Money Market Fund

Investment Objective

The Fund seeks a high level of current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

	Class A	Investor Class	Class C	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[1]	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.12%	0.55%	0.55%	0.07%
Total Annual Fund Operating Expenses	0.52%	0.95%	0.95%	0.47%
Waivers / Reimbursements[2]	0.00%	(0.15)%	(0.15)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[2]	0.52%	0.80%	0.80%	0.47%

1. The management fee is as follows: 0.40% on assets up to $500 million; 0.35% on assets from $500 million up to $1 billion; and 0.30% on assets over $1 billion.

2. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class C, 0.80%; and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C	SIMPLE
		Class		Class
1 Year	$ 53	$ 82	$ 82	$ 48
3 Years	$ 167	$ 288	$ 288	$ 151
5 Years	$ 291	$ 511	$ 511	$ 263
10 Years	$ 653	$ 1,153	$ 1,153	$ 591

Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities that generally mature in 397 days (13 months) or less. The Fund maintains a dollar-weighted average maturity of 60 days or less and maintains a dollar-weighted average life to maturity of 120 days or less. The Fund seeks to maintain a stable $1.00 net asset value per share using the amortized cost method of valuation by operating as a “retail money market fund,” as such term is defined or interpreted pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended. As a “retail money market fund,” the Fund may be subject to the implementation of liquidity fees.
The Fund may invest in obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; U.S. and foreign bank and bank holding company obligations, such as certificates of deposit, bankers' acceptances and Eurodollars; commercial paper; time deposits; repurchase agreements; and corporate debt securities. The Fund may invest in variable rate notes, floating rate notes, and mortgage-related and asset-backed securities. The Fund may also invest in foreign securities that are U.S. dollar-denominated securities of foreign issuers.

NYLI Money Market Fund

The Fund will generally invest in obligations that mature in 397 days or less, substantially all of which will be held to maturity. However, the Fund may invest in securities with a face maturity of more than 397 days provided that the security is a variable or floating rate note that meets the applicable regulatory guidelines with respect to maturity. Additionally, securities collateralizing repurchase agreements may have maturities in excess of 397 days.

Investment Process: NYL Investors LLC, the Fund's Subadvisor, seeks to achieve the highest yield while also seeking to minimize risk, maintain liquidity and preserve principal. The Subadvisor selects securities based on an analysis of the creditworthiness of the issuer. The Subadvisor works to add value by emphasizing specific securities and sectors of the money market that appear to be attractively priced based upon historical and current yield spread relationships.

The Subadvisor’s investment process relies on a comprehensive fundamental investment discipline, including, but not limited to, consideration of environmental, social and governance (“ESG”) factors that may be material to a company’s performance and prospects. In addition to internal research, the Subadvisor may use third-party ESG data to compare internal views with external perspectives.

The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Stable Net Asset Value Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This could occur because of unusual market conditions or a sudden collapse in the creditworthiness of an issuer. The Fund is permitted to, among other things, reduce or withhold any income and/or gains generated from its portfolio to maintain a stable $1.00 share price.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Money Market Risk: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress or volatility.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market

NYLI Money Market Fund

interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security or other asset as agreed, which could cause losses to the Fund.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to those of a money market fund average.

For certain periods, the Manager voluntarily has waived or reimbursed the Fund’s expenses to the extent it deemed appropriate to enhance the Fund’s yield during periods when expenses had a significant impact on yield because of low interest rates. Without these waivers or

NYLI Money Market Fund

reimbursements, the Fund’s returns would have been lower. Past performance is not necessarily an indication of how the Fund will perform in the future.

For current yield information, call toll-free: 800-624-6782.

Annual Returns, Class A Shares

(by calendar year 2016-2025)

Best Quarter
2023, Q4	1.25%
Worst Quarter
2021, Q1	0.00%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Class A	1/3/1995	3.87%	2.92%	1.84%
Investor Class	2/28/2008	3.57%	2.71%	1.66%
Class C	9/1/1998	3.57%	2.71%	1.66%
SIMPLE Class	8/31/2020	3.92%	2.90%	2.71%
7-day current yield Class A: 3.35% Investor Class: 3.07% Class C: 3.07% SIMPLE Class: 3.42%
Average Lipper Money Market Fund[1]
(reflects no deductions for fees and taxes)		3.95%	3.00%	1.94%

1. The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited.

Management

New York Life Investment Management LLC serves as the Manager. NYL Investors LLC serves as the Subadvisor.

NYLI Money Market Fund

How to Purchase and Sell Shares

Investments in the Fund are limited to accounts beneficially owned by natural persons. The Fund will deny purchases of Fund shares to investors that do not satisfy the eligibility requirements to invest in a retail money market fund (i.e., investors who are not natural persons).

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares and $15,000 for Class A shares. A subsequent investment minimum of $50 applies for investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A shares have no subsequent investment minimum. SIMPLE Class shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to limit beneficial owners of the Fund to natural persons, the Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund.” Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

NYLI Balanced Fund

Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.16%	0.52%	0.52%	0.16%	0.07%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.07%	1.43%	2.18%	0.82%	0.73%
Waivers / Reimbursements[3,4]	(0.02)%	(0.10)%	(0.10)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3,4]	1.05%	1.33%	2.08%	0.82%	0.73%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.04% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 404	$ 382	$ 211	$ 311	$ 84	$ 75
3 Years	$ 628	$ 682	$ 673	$ 673	$ 262	$ 233
5 Years	$ 871	$ 1,003	$ 1,160	$ 1,160	$ 455	$ 406
10 Years	$ 1,565	$ 1,912	$ 2,315	$ 2,315	$ 1,014	$ 906

NYLI Balanced Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 201% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests approximately 60% of its assets (net assets plus any borrowings for investment purposes) in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, under normal market conditions, the Fund has adopted a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities. Asset allocation decisions are made by New York Life Investment Management LLC, the Fund’s Manager, based on its tactical view of the market. The Fund may invest in exchange-traded funds (“ETFs”), including ETFs advised by affiliates of the Manager and ETFs advised by unaffiliated advisers, to facilitate rebalancing the Fund’s allocation between equity and fixed-income exposures.

The Fund may invest up to 20% of its net assets in foreign securities, but only in such securities that NYL Investors LLC (“NYL Investors”), the Subadvisor for the fixed-income portion of the Fund, and Wellington Management Company LLP (“Wellington”), the Subadvisor for the equity portion of the Fund, select in accordance with each Subadvisor's investment process described below. The Fund may also invest in derivatives, such as futures and options, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings.

Under normal market conditions, the Subadvisors seek to keep the portfolio fully invested rather than taking temporary cash positions with respect to their portions of the Fund's assets. The Subadvisors will sell a security if it becomes relatively overvalued, if better opportunities are identified, or if they determine that the initial investment expectations are not being met.

Equity Investment Process: Wellington invests in equity securities issued by companies of any size or market capitalization range. While Wellington does not limit its investments to issuers within a particular capitalization range, it generally invests in large capitalization companies (as represented by the market cap range of the Russell 1000® Index, which ranged from $1.0 billion to $4.5 trillion as of December 31, 2025). Wellington may invest in securities of foreign issuers, including emerging market securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk," (or similar designation) as determined by a third-party such as Bloomberg. Wellington defines emerging market countries as those countries that are included in the MSCI Emerging Markets Index.

Wellington seeks to identify companies that are financially sound but temporarily out-of-favor, and that provide above-average potential total returns at below average valuations. Wellington employs a “bottom-up” approach to investment research, and seeks to capitalize on investor behavioral biases by investing in companies with an attractive combination of valuation, quality and capital return, and by taking a long-term view. Quality can be assessed across metrics including free cash flow margin, return on invested capital and net debt to EBITDA (earning before interest, taxes, depreciation and amortization). Wellington may sell stocks when Wellington’s target price is achieved, Wellington’s fundamental outlook with respect to the stock has changed, or in the event Wellington believes more attractive investment alternatives exist.

To better assess strategic business issues that impact the performance of a company, Wellington may also give consideration to financially material environmental, social and/or governance (“ESG”) factors. Wellington has discretion to determine the materiality of, as well as the level at which, financially relevant ESG factors are imbedded into its overall fundamental analysis when making an investment decision.

Fixed-Income Investment Process: In pursuing the Fund’s investment strategy, NYL Investors conducts a continuous review of expected returns, yields and other information derived from a database which it maintains in managing fixed income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by NYL Investors in managing the Fund and determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. NYL Investors’ investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, NYL Investors may use screening tools and, to the extent available, third-party data to identify ESG risk factors that may not have been captured through its own research. NYL Investors’ consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund. Maturity duration shifts adjustments are based on a set of investment decisions that take into account a broad range of economic, fundamental and technical indicators.

NYL Investors may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, NYL Investors may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on

NYLI Balanced Fund

performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because the Subadvisors did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisors may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Conflicts of Interest Risk: Potential conflicts of interest situations could arise. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Fund’s underlying ETFs (the “Underlying ETFs”) because New York Life Investment Management receives fees from affiliated Underlying ETFs and not from other Underlying ETFs. In addition, the Fund’s portfolio managers may also serve as portfolio managers to one or more affiliated Underlying ETFs and may have an incentive to select certain affiliated Underlying ETFs due to compensation considerations or to support new investment strategies or cash flow needs of affiliated Underlying ETFs. Moreover, a situation could occur where the best interests of the Fund could be adverse to the best interests of an affiliated Underlying ETF or vice versa. New York Life Investment Management will analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Value Stock Risk: Value stocks may never reach what a Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as

NYLI Balanced Fund

unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs could result in losses on the investments in ETFs. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss.

Derivatives may also increase the expenses of the Fund.

Floating Rate Notes and Variable Rate Notes Risk: Floating and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

NYLI Balanced Fund

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of a Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets are elevated under adverse market conditions and include: (i) smaller trading volumes for such securities and limited access to investments in the event of market closures (including due to local holidays), which result in a lack of liquidity and in greater price volatility; (ii) less government regulation, which could lead to market manipulation, and less extensive, transparent and frequent accounting, auditing, recordkeeping, financial reporting, corporate governance and other requirements, which limit the quality and availability of financial information; (iii) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available) for investment losses and injury to private property; (iv) loss resulting from problems in share registration and custody; (v) sensitivity to adverse political or social events affecting the region where an emerging market is located; (vi) particular sensitivity to economic and political disruptions, including adverse effects stemming from actual or threatened wars, military conflicts, sanctions, trade restrictions, recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies; and (vii) the nationalization of foreign deposits or assets.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

NYLI Balanced Fund

Portfolio Turnover Risk: The strategy of the Fund may result in high portfolio turnover. A high turnover rate may increase transaction costs, which are paid by the Fund. Additionally, a high turnover rate may generate capital gains, (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and three additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Russell 3000® Index to represent a broad measure of market performance. The table also includes the average annual returns of the Russell 1000® Value Index, Bloomberg U.S. Intermediate Government/Credit Bond Index and Balanced Bond Composite Index, which are generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

The Fund’s equity subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former equity subadvisor, transitioned to MacKay Shields LLC.

Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	12.51%
Worst Quarter
2020, Q1	-16.33%

NYLI Balanced Fund

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/1/1989	11.39%	7.26%	7.16%
Return After Taxes on Distributions
Class I		9.18%	4.76%	5.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		7.54%	4.85%	5.08%
Return Before Taxes
Class A	1/2/2004	7.75%	6.33%	6.29%
Investor Class	2/28/2008	8.05%	6.18%	6.05%
Class C	12/30/2002	8.99%	5.92%	5.86%
Class R6	12/15/2017	11.47%	7.35%	6.61%
Russell 3000® Index[1]		17.15%	13.15%	14.29%
Russell 1000® Value Index[2]		15.91%	11.33%	10.53%
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]		6.97%	0.96%	2.29%
Balanced Composite Index[4]		12.34%	7.28%	7.45%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market.

2.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

3.  The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

4.  The Balanced Composite Index consists of the Russell 1000® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager and oversees the investment portfolio of the Fund. NYL Investors LLC serves as a Subadvisor and is responsible for day-to-day portfolio management of the fixed-income portion of the Fund. Wellington Management Company LLP serves as a Subadvisor and is responsible for day-to-day portfolio management of the equity portion of the Fund.

Manager/Subadvisors	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2017
	Migene S. Kim, Managing Director	Since 2025
NYL Investors LLC	Neil Moriarty, III, Senior Managing Director	Since February 2026
	Lesya Paisley, Managing Director	Since February 2026
	Michael DePalma, Senior Managing Director	Since February 2026
	Cameron White, Managing Director	Since February 2026
	Zachary Aronson, Managing Director	Since February 2026
Wellington Management Company LLP	Adam H. Illfelder, Senior Managing Director and Equity Portfolio Manager	Since 2021
	Betsy M. George, Managing Director and Equity Research Analyst	Since 2025
	Ravi Gill, Managing Director and Equity Research Analyst	Since 2025
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts.

Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment

NYLI Balanced Fund

minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management's systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI Income Builder Fund

Investment Objective

The Fund seeks current income consistent with reasonable opportunity for future growth of capital and income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.50%
Other Expenses	0.14%	0.44%	0.44%	0.14%	0.06%	0.15%
Total Annual Fund Operating Expenses	1.02%	1.32%	2.07%	0.77%	0.69%	1.28%
Waivers / Reimbursements[3]	0.00%	(0.04)%	(0.04)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.02%	1.28%	2.03%	0.77%	0.69%	1.28%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million up to $1 billion; 0.575% on assets from $1 billion up to $5 billion; and 0.565% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC (“New York Life Investment Management”) under a separate fund accounting agreement. This fund accounting services fee amounted to 0.01% of the Fund's average daily net assets.

3.  New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period			Class
1 Year	$ 401	$ 377	$ 206	$ 306	$ 79	$ 70	$ 130
3 Years	$ 615	$ 654	$ 645	$ 645	$ 246	$ 221	$ 406
5 Years	$ 846	$ 952	$ 1,110	$ 1,110	$ 428	$ 384	$ 702
10 Years	$ 1,510	$ 1,797	$ 2,205	$ 2,205	$ 954	$ 859	$ 1,545
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are

NYLI Income Builder Fund

not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. From time to time, the Fund may temporarily invest less than 30% of its net assets in equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

Asset Allocation Investment Process: Asset allocation decisions are made by a Committee chaired by New York Life Investment Management, the Fund’s Manager, in collaboration with MacKay Shields LLC (“MacKay Shields”), the subadvisor for the fixed-income portion of the Fund. Asset allocation decisions are determined based on the relative values of each asset class, inclusive of the ability of each asset class to generate income. The Fund may use equity index and fixed-income futures to manage effective exposure, for example, by adding exposure to the equity markets or adjusting fixed-income duration exposure. Neither equity index futures nor fixed-income futures are counted toward the Fund's equity or fixed-income allocation guidelines.

Equity Investment Process: Epoch Investment Partners, Inc. ("Epoch"), the Subadvisor for the equity portion of the Fund, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value. The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. Epoch seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reductions. Material environmental, social and governance (“ESG”) factors are identified and monitored by Epoch. Material ESG factors vary by company and industry, but Epoch pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by Epoch in making investment decisions. Material ESG factors are identified and monitored by Epoch through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While Epoch considers ESG factors in the investment decision-making process of the Fund, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

Epoch seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or are becoming free cash flow positive and that are led by strong management. The relevant factor in Epoch’s decision on how to deploy free cash flow is the cost of capital and the prospective returns on capital.

Fixed-Income Investment Process: The Fund may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Fund's investment objective, the Fund may invest up to 30% of its net assets in debt securities that MacKay Shields believes may provide capital appreciation in addition to income and are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or if unrated, deemed to be of comparable creditworthiness by MacKay Shields. For purposes of this limitation, both the percentage and rating are counted at the time of purchase. If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality. Securities that are rated below investment grade by NRSROs are commonly referred to as “high-yield securities” or "junk bonds."

MacKay Shields’ investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, ESG risks that may have a material impact on the performance of a security. In addition to proprietary research, MacKay Shields may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. MacKay Shields’ consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Fund maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The Fund may also enter into mortgage dollar roll and to-be-announced ("TBA") securities transactions.

The Fund may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

Investments Across the Fund: The Fund may invest in derivatives, such as futures, options, forward commitments and swap agreements, to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Fund also may use fixed-income futures for purposes of managing duration and yield curve exposures. The Fund may invest up to 10% of its total assets in swaps, including credit default swaps.

The Subadvisors may sell a security if they no longer believe the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a debt security, MacKay Shields may evaluate, among other things, deterioration in the issuer's credit quality. Epoch may sell or reduce a position in a security if, among other things, it sees an interruption to the dividend policy, a deterioration in fundamentals or

NYLI Income Builder Fund

when the security is deemed less attractive relative to another security on a return/risk basis. Epoch may also sell or reduce a position in a security when it believes its investment objectives have been met or if it sees the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisors may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Multi-Manager Risk: The Fund’s performance relies on the selection and monitoring of the Subadvisors as well as how the Fund’s assets are allocated among those Subadvisors. Performance will also depend on the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Fund’s performance. For example, a Subadvisor may purchase an investment for the Fund at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, multiple Subadvisors could purchase the same investment at the same time, causing the Fund to pay higher expenses because the Subadvisors did not aggregate their transactions. The multi-manager approach may also cause the Fund to invest a substantial percentage of its assets in certain types of securities, which could expose the Fund to greater risks associated with those types of securities and lead to large beneficial or detrimental effects on the Fund’s performance. The Manager may influence a Subadvisor in terms of its management of a portion of the Fund’s assets, including hedging practices, investment exposure and risk management.

A Subadvisor may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

MacKay Shields may be subject to potential conflicts of interest in allocating the Fund’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results or expected returns. A Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by

NYLI Income Builder Fund

investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Value Stock Risk: Value stocks may never reach what a Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

NYLI Income Builder Fund

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security's value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates (or the expectations of such changes), the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of a Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks of a TBA securities transaction are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security. Margin requirements applicable to the Fund’s TBA securities transactions may increase the cost of TBA securities transactions to the Fund and may impose added operational complexity.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying

NYLI Income Builder Fund

instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and two additional indexes over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the MSCI World Index (Net) to represent a broad measure of market performance. The table also includes the average annual returns of the Bloomberg U.S. Aggregate Bond Index and Blended Benchmark Index.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI Income Builder Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	10.31%
Worst Quarter
2020, Q1	-14.02%

Average Annual Total Returns (for the periods ended December 31, 2025)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	1/2/2004	16.94%	6.49%	7.30%
Return After Taxes on Distributions
Class I		16.11%	5.24%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.34%	4.65%	5.36%
Return Before Taxes
Class A	1/3/1995	13.17%	5.59%	6.43%
Investor Class	2/28/2008	13.38%	5.45%	6.23%
Class C	9/1/1998	14.46%	5.19%	6.04%
Class R6	2/28/2018	17.03%	6.59%	7.06%
SIMPLE Class	8/31/2020	16.36%	5.89%	6.80%
MSCI World Index (Net)[1]		21.09%	12.15%	12.17%
Bloomberg U.S. Aggregate Bond Index[2]		7.30%	-0.36%	2.01%
Blended Benchmark Index[3]		15.51%	7.13%	8.23%

1. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

3.  The Blended Benchmark Index is comprised of the MSCI World Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 60%/40%.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax

NYLI Income Builder Fund

returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as a Subadvisor and is responsible for day-to-day portfolio management of the equity portion of the Fund. MacKay Shields LLC serves as a Subadvisor and is responsible for day-to-day portfolio management of the fixed-income portion of the Fund. Asset allocation decisions are made by a Committee chaired by New York Life Investment Management LLC, in collaboration with MacKay Shields LLC.

Manager/Subadvisors	Portfolio Managers	Service Date

New York Life Investment Management LLC	Jonathan Swaney, Managing Director	Since 2018
	Migene S. Kim, Managing Director	Since 2025
MacKay Shields LLC	Neil Moriarty, III, Senior Managing Director	Since 2018
	Michael DePalma, Senior Managing Director	Since 2023
	Lesya Paisley, Managing Director	Since 2025
	Cameron White, Managing Director	Since 2025
	Zachary Aronson, Managing Director	Since 2025
Epoch Investment Partners, Inc.	Kera Van Valen, Managing Director	Since 2014
	Michael Jin, Managing Director	Since 2024
	Lin Lin, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A have no subsequent investment minimum. SIMPLE Class shares, Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

NYLI MacKay Convertible Fund

Investment Objective

The Fund seeks capital appreciation together with current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 202 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.13%	0.36%	0.36%	0.13%
Total Annual Fund Operating Expenses	0.93%	1.16%	1.91%	0.68%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.07)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	0.93%	1.16%	1.91%	0.61%

1.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.60% on assets up to $500 million; 0.55% on assets from $500 million up to $1 billion; 0.50% on assets from $1 billion up to $2 billion; 0.49% on assets from $2 billion to $5 billion; and 0.48% on assets over $5 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.61% of its average daily net assets. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 640	$ 612	$ 194	$ 294	$ 62
3 Years	$ 830	$ 850	$ 600	$ 600	$ 211
5 Years	$ 1,036	$ 1,106	$ 1,032	$ 1,032	$ 372
10 Years	$ 1,630	$ 1,839	$ 2,038	$ 2,038	$ 840
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

NYLI MacKay Convertible Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in "convertible securities" such as bonds, debentures, corporate notes, and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities. Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and are convertible into common stocks or its equivalent value. The balance of the Fund may be invested or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents.

Investment Process: The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Fund invests in investment grade and below investment grade debt securities. Below investment grade securities are generally securities that receive low ratings from a nationally recognized statistical rating organization (“NRSRO”), or if unrated, are determined to be of equivalent quality by MacKay Shields LLC, the Fund's Subadvisor. Securities that are rated below investment grade by independent rating agencies are commonly referred to as “high-yield securities” or "junk bonds." The Subadvisor may also invest without restriction in securities with lower ratings from a NRSRO. If NRSROs assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security's credit quality.

In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including the potential return of the common stock into which the convertible security is convertible, credit risk, projected interest return, and the premium for the convertible security relative to the underlying common stock.

The Subadvisor’s investment process includes a risk analysis that gives consideration to a variety of security-specific risks, including but not limited to, environmental, social and governance (“ESG”) risks that may have a material impact on the performance of a security. In addition to proprietary research, the Subadvisor may use screening tools and, to the extent available, third party data to identify ESG risk factors that may not have been captured through its own research. The Subadvisor’s consideration of ESG risk is weighed against other criteria and no sectors or industries are explicitly excluded from the Fund.

The Fund may also invest in "synthetic" convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of one or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.

The Fund may invest in foreign securities, which are securities issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's

NYLI MacKay Convertible Fund

benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Synthetic Convertible Securities Risk: The values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities

NYLI MacKay Convertible Fund

markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA U.S. Convertible Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

NYLI MacKay Convertible Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	23.24%
Worst Quarter
2020, Q1	-13.81%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	11/28/2008	15.81%	5.88%	10.37%
Return After Taxes on Distributions
Class I		13.03%	3.40%	8.26%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		10.53%	3.95%	7.84%
Return Before Taxes
Class A	1/3/1995	9.09%	4.35%	9.39%
Investor Class	2/28/2008	9.40%	4.23%	9.17%
Class C	9/1/1998	13.27%	4.52%	8.97%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
ICE BofA U.S. Convertible Index[2]		17.98%	5.05%	11.22%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the ICE BofA U.S. Convertible Index, bonds and preferred stocks must be convertible only to common stock.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

NYLI MacKay Convertible Fund

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Edward Silverstein, Senior Managing Director	Since 2001
	Thomas Wynn, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A shares have no subsequent investment minimum. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

More About Investment Strategies and Risks

Information about each Fund's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Some of the Funds may use the investments/strategies discussed below more than other Funds. Not all investments/strategies of the Funds may be described in this Prospectus.

Investment Policies and Objectives

Certain Funds have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in that Fund’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent a Fund invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. With respect to the Funds, except for the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund, a Fund's policy to invest at least 80% of its assets in such a manner is "non-fundamental," which means that it may be changed without shareholder approval. The Funds have adopted a policy to provide each Fund's shareholders with at least 60 days' prior notice of any change in the Fund's non-fundamental investment policy with respect to investments of the type suggested by its name.

The NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund also have names that suggest a focus on a particular type of investment (NYLI MacKay High Yield Muni Bond Fund's name suggests investment in municipal bonds; however Rule 35d-1 under the 1940 Act does not apply to the "High Yield" portion of the Fund's name). In accordance with Rule 35d-1 under the 1940 Act, each of these Funds (except the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund) has adopted a policy that it will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. In accordance with Rule 35d-1 under the 1940 Act, the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund each have adopted a policy that it will invest at least 80% of the value of its assets in municipal bonds whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Arizona, California, Colorado, New York, Oregon and Utah income taxes, respectively. The investment policy of NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund to invest at least 80% of its assets in such a manner is "fundamental," which means that it may not be changed without the vote of a majority of the respective Fund's outstanding shares in accordance with the applicable voting requirements of the 1940 Act. Normally, the NYLI MacKay Short Term Muni Fund will have a dollar-weighted average maturity of three years or less. The NYLI MacKay Strategic Muni Allocation Fund will seek to maintain a portfolio dollar-weighted average duration of 3 to 10 years. For additional information, please see the SAI.

The NYLI Balanced Fund has adopted a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the NYLI Balanced Fund's shareholders. As a "balanced" fund, the NYLI Balanced Fund will invest at least 25% of the value of its assets (net assets plus any borrowings for investment purposes) in fixed-income securities. This requirement is applied at the time the NYLI Balanced Fund invests its assets.

When the discussion states that a Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain Funds may invest their net assets in other investment companies, including exchange-traded funds that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

Each Fund's investment objective is non-fundamental and may be changed without shareholder approval.

More About Investment Strategies and Risks

For a discussion on how a Fund will determine if an issuer is U.S. or foreign, please see Foreign Securities and Currencies Risk below.

Russian Securities Risk

Until further notice, no Fund will purchase securities of Russian issuers.

AI Risk

As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decision capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence ("AI") on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Additionally, the use of and advancements in AI and other technologies may result in the introduction of inaccurate, biased, or otherwise faulty outputs and security vulnerabilities, which can go undetected. The increasingly widespread use of AI by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. Malicious actors also may use AI for fraud, hacking, or market manipulation. Issuers that engage in artificial intelligence-related businesses or that simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks.

Cryptocurrencies and Digital Assets Risk

The increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the investments made by a Fund, even indirectly. Issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, errors, and losses related to cyber incidents. Cryptocurrencies and digital assets lack centralized oversight, which can increase these risks. In addition, the prices of securities issued by companies in these market segments are subject to increased volatility, potentially rapid changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, a Fund may be adversely affected by developments impacting these issuers.

Additional Information About Risks

The principal risks of investing in the Funds are described below, which may result in a loss of your investment. As indicated in the table below, not all of these risks are principal risks of investing in each Fund. The Funds may be subject to risks to different degrees. The fact that a particular risk is not identified as a principal risk for a Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. There can be no assurance that a Fund will achieve its investment objective.

Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the SAI. The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

x Principal Risk • Additional Risk	NYLI Candriam Emerging Markets Debt Fund	NYLI Floating Rate Fund	NYLI MacKay High Yield Corporate Bond Fund	NYLI MacKay Short Duration High Income Fund	NYLI MacKay Strategic Bond Fund	NYLI MacKay Total Return Bond Fund	NYLI MacKay U.S. Infrastructure Bond Fund	NYLI Short Term Bond Fund
Arizona State Specific Risk
Brady Bonds Risk	•				•	•
California State Specific Risk					•	•	•
Closed-End Funds Risk	•	•	•	•	•	•	•	•
Colorado State Specific Risk
Conflicts of Interest Risk		•	•		•
Convertible Securities Risk	•	•	x	x	x	•	•	•
Debt or Fixed-Income Securities Risk	x	x	x	x	x	x	x	x
Depositary Receipts Risk			•
Derivative Transactions Risk	x	•	x	x	x	x	x	x
Distressed Securities Risk	•	•	•	x	•	•		•
Emerging Markets Risk	x	•	•	•	x	•		•
Equity Securities Risk	•	•	x	x	x	•	•	•
ESG Considerations Risk	•	•			•	•	•
Exchange-Traded Funds Risk	•	•	•	•	•	•	•	•
Financial Sector Risk	•	•	•	•	•	•	•	•
Floating Rate Loans Risk	•	x	x	x	x	•	•	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLI Candriam Emerging Markets Debt Fund	NYLI Floating Rate Fund	NYLI MacKay High Yield Corporate Bond Fund	NYLI MacKay Short Duration High Income Fund	NYLI MacKay Strategic Bond Fund	NYLI MacKay Total Return Bond Fund	NYLI MacKay U.S. Infrastructure Bond Fund	NYLI Short Term Bond Fund
Floating Rate Notes and Variable Rate Demand Obligations Risk	x	•	•	•	x	x	x	x
Foreign Securities and Currencies Risk	x	x	x	x	x	x
Futures Transactions Risk	•	•	•	•	•	•	•	•
Geographic Focus Risk	•	•	•	•	•	•	•	•
High-Yield Municipal Bond Risk			•	•	•	•	•	•
High-Yield Securities Risk	x	x	x	x	x	x	•	x
Illiquid Investments, Private Placement and Restricted Securities Risk	•	•	x	x	x	x	x	•
Increase in Expenses Risk	•	•	•	•	•	•	•	•
Inflation Risk	•	•	•	•	•	•	•	•
Infrastructure Industry Risk							x
Initial Public Offerings Risk	•	•	•	•	•	•	•	•
Investments in Other Investment Companies Risk	•	•	•	•	•	•	•	•
Large Investments or Redemptions by Shareholders Risk	•	•	•	•	•	•	•	•
Lending of Portfolio Securities Risk	•	•	•	•	•	•	•	•
Leverage Risk	•	•	•	•	•	•	•	•
Liquidity and Valuation Risk	x	x	x	x	x	x	x	x
Loan Participation Interests Risk	•	x	x	x	x	x	•	•
Market Capitalization Risk	•	•	•	•	•	•	•	•
Market Risk	x	x	x	x	x	x	x	x
Money Market Fund Regulation Risk
Money Market/Short-Term Securities Risk	x	x	x	x	x	x	x	x
Mortgage Dollar Roll Transactions Risk	•	•	•	•	x	x	•	•
Mortgage Pass-Through Securities Risk					•	•		x
Mortgage-Related and Other Asset-Backed Securities Risk	•	•	•	•	x	x	x	x
Multiple Manager Risk
Municipal Bond Focus Risk					•	•	x
Municipal Securities Risk		•	•	•	x	x	x	•
Net Asset Value Risk	•	•	•	x	•	•	•	x
New York State Specific Risk							•
Non-Diversification Risk
NYLI Money Market Fund Risk
Operational and Cyber Security Risk	•	•	•	•	•	•	•	•
Options Risk	•	•	•	•	•	•	•	•
Oregon State Specific Risk
Portfolio Management Risk	x	x	x	x	x	x	x	x
Portfolio Turnover Risk	•	•	•	•	x	x	•	x
Real Estate Investment Trusts Risk	•	•	•	•	•	•	•	•
Regulatory Risk	•	•	•	•	x	•	•	•
Repurchase Agreements Risk	•	•	•	x	•	•	•	•
Risk Management Techniques Risk	•	•	•	•	•	•	•	•
Short Selling Risk	•	•	•	•	•	•	•	•
Sovereign Debt Risk	x	•	•	•	•	•		•
Stable Net Asset Value Risk
Swap Agreements Risk	•	•	•	•	•	•	•	•
Synthetic Convertible Securities Risk
Tax Risk	•	•	•	•	•	•	•	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLI Candriam Emerging Markets Debt Fund	NYLI Floating Rate Fund	NYLI MacKay High Yield Corporate Bond Fund	NYLI MacKay Short Duration High Income Fund	NYLI MacKay Strategic Bond Fund	NYLI MacKay Total Return Bond Fund	NYLI MacKay U.S. Infrastructure Bond Fund	NYLI Short Term Bond Fund
Taxability Risk		•	•	•	•	•	•	•
Temporary Defensive Investments Risk	•	•	•	•	•	•	•	•
To-Be-Announced Securities Risk	•	•	•	•	•	x	•	•
U.S. Government Securities Risk	•	•	•	•	•	•	•	•
Utah State Specific Risk
Value Stocks Risk
Variable Rate Demand Instruments Risk
When-Issued Securities and Forward Commitments Risk	•	•	•	•	x	•	x	•
Yankee Debt Securities Risk	•	•	•		•	•
Yield Risk	x	x	x	x	x	x	x	x
Zero Coupon Bond and Payment-in-Kind Bonds Risk	•	•	•	•	x	x	•	•

More About Investment Strategies and Risks

x Principal Risk • Additional Risk	NYLI MacKay Arizona Muni Fund	NYLI MacKay California Muni Fund	NYLI MacKay Colorado Muni Fund	NYLI MacKay High Yield Muni Bond Fund	NYLI MacKay New York Muni Fund	NYLI MacKay Oregon Muni Fund	NYLI MacKay Short Term Muni Fund	NYLI MacKay Strategic Muni Allocation Fund	NYLI MacKay Tax Free Bond Fund	NYLI MacKay Utah Muni Fund
Arizona State Specific Risk	x
Brady Bonds Risk
California State Specific Risk		x		•					•
Closed-End Funds Risk	•	•	•	•	•	•	•	•	•	•
Colorado State Specific Risk			x
Conflicts of Interest Risk
Convertible Securities Risk		•		•	•				•
Debt or Fixed-Income Securities Risk	x	x	x	x	x	x	x	x	x	x
Depositary Receipts Risk
Derivative Transactions Risk	x	x	x	x	x	x	x	x	x	x
Distressed Securities Risk	x	x	x	x	x	x		x		x
Emerging Markets Risk
Equity Securities Risk		•		•	•				•
ESG Considerations Risk	•	•	•	•	•	•	•	•	•	•
Exchange-Traded Funds Risk	•	•	•	•	•	•	•	•	•	•
Financial Sector Risk		•		•	•				•
Floating Rate Loans Risk	•	•	•	•	•	•	•	•	•	•
Floating Rate Notes and Variable Rate Demand Obligations Risks	•	x	•	x	x	•	x	•	x	•
Foreign Securities and Currencies Risk
Futures Transactions Risk	•	•	•	•	•	•	•	•	•	•
Geographic Focus Risk		•		•	•				•
High-Yield Municipal Bond Risk	x	x	x	x	x	x		x	•	x
High-Yield Securities Risk		•		x	•				•
Illiquid Investments, Private Placement and Restricted Securities Risk	x	x	x	x	x	x	•	x	x	x
Increase in Expenses Risk	•	•	•	•	•	•	•	•	•	•
Inflation Risk	•	•	•	•	•	•	•	•	•	•
Infrastructure Industry Risk
Initial Public Offerings Risk		•		•	•				•
Investments in Other Investment Companies	•	•	•	•	•	•	•	•	•	•
Large Investments or Redemptions by Shareholders Risks	•	•	•	•	•	•	•	•	•	•
Lending of Portfolio Securities Risk	•	•	•	•	•	•	•	•	•	•
Leverage Risk	•	•	•	•	•	•	•	•	•	•
Liquidity and Valuation Risk	x	x	x	x	x	x	x	x	x	x
Loan Participation Interests Risk		•		•	•				•
Market Capitalization Risk		•		•	•				•
Market Risk	x	x	x	x	x	x	x	x	x	x
Money Market Fund Regulation Risk
Money Market/Short-Term Securities Risk	x	x	x	x	x	x	x	x	x	x
Mortgage Dollar Roll Transactions Risk		•		•	•				•
Mortgage Pass-Through Securities Risk
Mortgage-Related and Other Asset-Backed Securities Risk		•		•	•				•
Multiple Manager Risk
Municipal Bond Focus Risk	x	x	x	x	x	x	x	x	x	x
Municipal Securities Risk	x	x	x	x	x	x	x	x	x	x
Net Asset Value Risk		•		•			x		•
New York State Specific Risk					x				•
Non-Diversification Risk	x		x			x				x

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x Principal Risk • Additional Risk	NYLI MacKay Arizona Muni Fund	NYLI MacKay California Muni Fund	NYLI MacKay Colorado Muni Fund	NYLI MacKay High Yield Muni Bond Fund	NYLI MacKay New York Muni Fund	NYLI MacKay Oregon Muni Fund	NYLI MacKay Short Term Muni Fund	NYLI MacKay Strategic Muni Allocation Fund	NYLI MacKay Tax Free Bond Fund	NYLI MacKay Utah Muni Fund
NYLI Money Market Fund Risk
Operational and Cyber Security Risk	•	•	•	•	•	•	•	•	•	•
Options Risk	•	•	•	•	•	•	•	•	•	•
Oregon State Specific Risk						x
Portfolio Management Risk	x	x	x	x	x	x	x	x	x	X
Portfolio Turnover Risk	•	•	•	•	•	•	•	•	•	•
Real Estate Investment Trusts		•		•	•				•
Regulatory Risk	•	•	•	•	•	•	•	•	•	•
Repurchase Agreements Risk	•	•	•	•	•	•	•	•	•	•
Risk Management Techniques Risk	•	•	•	•	•	•	•	•	•	•
Short Selling Risk		•		•	•				•
Sovereign Debt Risk
Stable Net Asset Value
Swap Agreements Risk	•	•	•	•	•	•	•	•	•	•
Synthetic Convertible Securities Risk
Tax Risk	x	x	x	x	x	x	x	x	x	x
Taxability Risk	•	•	•	•	•	•	•	•	•	•
Temporary Defensive Investments Risk	•	•	•	•	•	•	•	•	•	•
To-Be-Announced Securities Risk		•		•	•				•
U.S. Government Securities Risk	•	•	•	•	•	•	•	•	•	•
Utah State Specific Risk										x
Value Stocks Risk
Variable Rate Demand Instruments Risk	x	x	x	x	x	x	x	x	x	x
When-Issued Securities and Forward Commitments Risk	•	•	•	•	•	•	•	•	•	•
Yankee Debt Securities Risk
Yield Risk	x	x	x	x	x	x	x	x	x	x
Zero Coupon Bond and Payment-in-Kind Bonds Risk	•	•	•	•	•	•	•	•	•	•

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x Principal Risk • Additional Risk	NYLI Money Market Fund	NYLI Balanced Fund	NYLI Income Builder Fund	NYLI MacKay Convertible Fund
Arizona State Specific Risk
Brady Bonds Risk		•	•
California State Specific Risk			•
Closed-End Funds Risk		•	•	•
Colorado State Specific Risk	•
Conflicts of Interest Risk		x	•	•
Convertible Securities Risk	•	•	x	x
Debt or Fixed-Income Securities Risk	x	x	x	x
Depositary Receipts Risk		•	•
Derivative Transactions Risk		x	x	•
Distressed Securities Risk		•	•	•
Emerging Markets Risk		x	•	•
Equity Securities Risk		x	x	x
ESG Considerations Risk	•	•	•	•
Exchange-Traded Funds Risk		x	•	•
Financial Sector Risk	•	•	•	•
Floating Rate Loans Risk	•	•	x	•
Floating Rate Notes and Variable Rate Demand Obligations Risks	x	x	•	•
Foreign Securities and Currencies Risk	x	x	x	x
Futures Transactions Risk		•	•	•
Geographic Focus Risk	•	•	•	•
High-Yield Municipal Bond Risk		•	•	•
High-Yield Securities Risk		•	x	x
Illiquid Investments, Private Placement and Restricted Securities Risk		•	•	x
Increase in Expenses Risk	•	•	•	•
Inflation Risk	•	•	•	•
Infrastructure Industry Risk		•
Initial Public Offerings Risk		•	•	•
Investments in Other Investment Companies Risk		•	•	•
Large Investments or Redemptions by Shareholders Risks	•	•	•	•
Lending of Portfolio Securities Risk		•	•	•
Leverage Risk		•	•	•
Liquidity and Valuation Risk	•	x	x	x
Loan Participation Interests Risk	•	•	x	•
Market Capitalization Risk	•	x	x	•
Market Risk	x	x	x	x
Money Market Fund Regulation Risk	•
Money Market/Short-Term Securities Risk	x	•	x	x
Mortgage Dollar Roll Transactions Risk	•	•	x	•
Mortgage Pass-Through Securities Risk		•	•
Mortgage-Related and Other Asset-Backed Securities Risk	x	x	x	•
Multiple Manager Risk		x	x
Municipal Bond Focus Risk
Municipal Securities Risk	•	•	•	•
Net Asset Value Risk			•	•
New York State Specific Risk
Non-Diversification Risk
NYLI Money Market Fund Risk	•

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x Principal Risk • Additional Risk	NYLI Money Market Fund	NYLI Balanced Fund	NYLI Income Builder Fund	NYLI MacKay Convertible Fund
Operational and Cyber Security Risk	•	•	•	•
Options Risk		•	•	•
Oregon State Specific Risk
Portfolio Management Risk	x	x	x	x
Portfolio Turnover Risk	•	x	•	•
Real Estate Investment Trusts Risk		•	•	•
Regulatory Risk	•	•	•	•
Repurchase Agreements Risk	x	•	•	•
Risk Management Techniques Risk	•	•	•	•
Short Selling Risk		•	•	•
Sovereign Debt Risk		•	•	•
Stable Net Asset Value Risk	x
Swap Agreements Risk		•	•
Synthetic Convertible Securities Risk				x
Tax Risk	•	•	•	•
Taxability Risk	•	•	•	•
Temporary Defensive Investments Risk	•	•	•	•
To-Be-Announced Securities Risk	•	•	x	•
U.S. Government Securities Risk	•	•	•	•
Utah State Specific Risk
Value Stocks Risk		x	x	•
Variable Rate Demand Instruments Risk
When-Issued Securities and Forward Commitments Risk	•	•	•	•
Yankee Debt Securities Risk		•	•	•
Yield Risk	x	x	x	x
Zero Coupon Bond and Payment-in-Kind Bonds Risk		•		•

Arizona State Specific Risk

The NYLI MacKay Arizona Muni Fund invests primarily in municipal bonds issued by or on behalf of the State of Arizona and its political subdivisions, agencies, authorities and instrumentalities. As a result, the Fund is more exposed to the risks affecting issuers of Arizona municipal bonds than is a municipal bond fund that invests more widely.

Provisions of Arizona’s Constitution that limit the amount of debt that can be issued may impair the ability of Arizona issuers to pay principal and/or interest on their obligations. Over the years, a number of laws have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, imposed certain mandatory expenditures by the State, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Additionally, although Arizona’s economy is broad, it does have major components in the trade, transportation and public utilities, professional and business services, education and health services, and government sectors, and may be sensitive to economic problems affecting those sectors.

The strength of the Arizona economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. Drought conditions that threaten water supplies for Arizona and the entire Southwest may affect Arizona’s water and power infrastructure and the financial condition of Arizona public water and electric power utilities. Arizona and its various subdivisions may also face financial pressure from costs relating to pension and other post-employment benefits.

Economic problems in Arizona resulting from these issues heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, authorities and instrumentalities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders, in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s net asset value (“NAV”) or the distributions paid by the Fund.

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Brady Bonds Risk

Brady Bonds are securities created through the exchange of existing commercial bank loans to foreign sovereign entities for new obligations in connection with debt restructurings. They are generally subject to the risks of foreign securities.

California State Specific Risk

The NYLI MacKay California Muni Fund invests primarily in municipal bonds issued by or on behalf of the State of California and its political subdivisions, agencies, authorities and instrumentalities. As a result, the Fund is more exposed to the risks affecting issuers of California municipal bonds than is a municipal bond fund that invests more widely.

Most local government agencies within the State, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety and a weakened economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiatives since 1978. Individual local governments may also have local initiatives that affect their fiscal flexibility. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.

California’s current economic and environmental problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, authorities and instrumentalities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by the Fund, which could adversely affect the Fund’s NAV or the distributions paid by the Fund.

Closed-End Funds Risk

Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Listed closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the closed-end fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to their purchase. Closed-end funds may trade infrequently and with small volume, which may make it difficult to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Additionally, activist investment firms may target closed-end funds, exploiting the discount between their market price and their NAV to purchase shares in order to accumulate large stakes in these funds. These activist firms oftentimes then pressure fund management to take action, such as tender offers, share buybacks or fund liquidations, that result in the share price converging with the NAV to generate short-term profits. If a closed-end fund is targeted by an activist investment firm, the fund may not be able to meet its investment objective. Additionally, the fund’s other expenses, including expenses relating to proxy solicitation, shareholder communications and special meetings as well as legal and litigation costs, could increase as a result of an activist campaign.

Colorado State Specific Risk

The NYLI MacKay Colorado Muni Fund invests primarily in municipal bonds issued by or on behalf of the State of Colorado and its political subdivisions, agencies, authorities and instrumentalities. As a result, the Fund is more exposed to the risks affecting issuers of Colorado municipal bonds than is a municipal bond fund that invests more widely.

The energy sector is a source of economic activity in Colorado. Declines in oil and gas production could have an impact on employment and income growth in Colorado. In addition, decreases in oil prices and excess capacity for natural gas could suppress profits, wages, employment, and investment in the regional oil and gas industry. The housing market is also an important driver of economic growth in Colorado. Unless wage gains can offset the rising cost of living consumer spending will slow. The strength of the Colorado economy also will be affected by federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

The Colorado State General Fund is the focal point in determining Colorado’s ability to maintain or improve its fiscal position. This fund accounts for all revenues and expenditures that are not required by law to be accounted for in other funds. Ultimately, individual income tax revenue constitutes the majority of General Fund revenue for the state and is closely linked to personal income growth.

Individual local governments may also have local initiatives that affect their fiscal flexibility. Property taxes are a significant source of revenue for many local governments. Declines in property values may negatively impact these tax revenues. Colorado and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits.

The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers.

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Colorado’s fiscal situation could become more difficult as a result of these issues, and other impacts of the current economic environment could materially adversely affect the financial condition of the state and its municipalities. The potential deterioration of Colorado’s fiscal situation increases the risk of investing in Colorado municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Colorado municipal securities, and the Fund’s NAV and/or yield, will experience greater volatility. Downgrades in the ratings of Colorado issuers could result in a reduction in the market value of Colorado municipal securities held by the Fund, which could negatively impact the Fund’s NAV, yield and/or distributions paid by the Fund.

Conflicts of Interest Risk

Potential conflicts of interest situations could occur where New York Life Investment Management is subject to competing interests that have the potential to influence its investment decisions for the Fund and which decisions could adversely impact the Fund. For example, New York Life Investment Management may be subject to potential conflicts of interest in selecting or allocating assets among the Fund’s underlying ETFs (the “Underlying ETFs”) because New York Life Investment Management receives fees from affiliated Underlying ETFs and not from other Underlying ETFs. In addition, the Fund’s portfolio managers may also serve as portfolio managers to one or more affiliated Underlying ETFs and may have an incentive to select certain affiliated Underlying ETFs due to compensation considerations or to support new investment strategies or cash flow needs of affiliated Underlying ETFs. Moreover, a situation could occur where the best interests of the Fund could be adverse to the best interests of an affiliated Underlying ETF or vice versa. For example, New York Life Investment Management may be influenced by its view of the best interests of Underlying ETFs, such as a view that an Underlying ETF may benefit from additional assets or could be harmed by redemptions. New York Life Investment Management and the portfolio managers have a fiduciary duty to the Fund to act in the Fund's best interests when selecting Underlying ETFs. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investment Management will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts. The Fund's or Underlying ETF’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investment Management or the Fund or applicable policies and procedures of New York Life Investment Management or the Fund. For example, if a portfolio manager comes into possession of material, non-public information about an affiliated Underlying ETF, the portfolio manager could potentially be restricted from transacting in the Underlying ETF’s shares, which may adversely affect the Fund.

Convertible Securities Risk

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

The NYLI MacKay Convertible Fund may invest in a type of convertible securities referred to as contingent convertible securities (“CoCos”), which are a form of hybrid debt security typically issued as subordinated debt instruments (i.e., the rights and claims of holders of CoCos will generally rank junior to the claims of holders of the issuer’s other debt instruments). CoCos are subject to risks in addition to those of convertible securities because, among other things, CoCos may be automatically converted to equity (such as common stock) or have their principal written down upon the occurrence of certain triggering events. These triggering events are usually linked to regulatory capital or other financial thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. If the issuer triggers a CoCo’s conversion mechanism, the Fund may lose all or part of the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity or other security ranking junior to the corresponding CoCo. In addition, coupon payments on CoCos are often discretionary and may be cancelled by the issuer or a regulatory authority to help the issuer absorb financial losses. The types of adverse events that may impact the value of an investment in CoCos are unpredictable and may be influenced by many factors, including (without limitation) interest rate risk, credit risk, risks of non-U.S. markets and liquidity risk, and certain CoCos are subject to the risks associated with high yield securities. Holders of CoCos may suffer a loss when holders of the same issuer’s comparable equity securities do not.

Debt or Fixed-Income Securities Risk

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the

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holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of an investment. Moreover, during adverse economic conditions and in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult to sell the instrument at an advantageous price or time. The downgrade of the credit rating of a security or of the issuer of a security held by a Fund may decrease its value and liquidity. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yields between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s investments. Credit spreads often increase more for lower-rated and unrated securities than for investment grade securities.

• Maturity risk: Maturity is the average expected repayment date of a Fund's portfolio, taking into account the expected final repayment dates of the securities in the portfolio. A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a previously-issued debt security goes down and when interest rates go down, the value of a previously-issued debt security goes up. During periods of very low or negative interest rates, a Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. A Fund may also be subject to heightened interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve adjusts a quantitative easing program and/or changes rates. For more information on risks associated with inflation, please see “Inflation Risk.”

Changing interest rates (or the expectation of such changes) may have unpredictable effects on markets, including market volatility, and may adversely affect performance. A low or negative interest rate environment may pose additional risks because low or negative yields on portfolio holdings may have an adverse impact on the Fund's ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and a Fund's investments. Should interest rates decrease, investments in certain variable-rate and fixed-rate debt securities may be adversely affected. Additionally, short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument's duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and a Fund may also suffer from the inability to reinvest in higher yielding securities. An issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms.

Debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

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The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, a Fund’s susceptibility to changes in interest rates. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if the interest rates rose by one percentage point.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps a Fund manage duration and risk, and attempts to create a more consistent return.

Inflation-protected securities may react differently from other fixed-income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. If interest rates rise due to reasons other than inflation, an investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Depositary Receipts Risk

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to a Fund and may negatively impact the Fund’s performance.

Derivative Transactions Risk

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes a Fund to heightened liquidity risk, mispricing and valuation risk. In the event of the bankruptcy or insolvency of a counterparty, a Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which a Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income, or result in the deferral of losses, that would otherwise be recognized by a Fund in determining the amount of dividends distributable to shareholders.

Trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of a Fund to invest in derivatives, short sales and similar financing transactions, limit a Fund's ability to employ certain strategies

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that use these instruments and/or adversely affect a Fund's efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Future regulatory developments may impact a Fund's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. These or other legislative or regulatory changes may negatively impact a Fund and/or result in a change in its investment strategy.

Distressed Securities Risk

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which a Fund has invested, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, a Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Emerging Markets Risk

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping, corporate governance and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging market countries have pervasive corruption and crime that may hinder investments. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. Certain emerging markets may also face other significant internal or external risks, including the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect investments in these countries or regions. National policies (including sanctions programs) that may limit investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be

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unreliable, increasing the risk of delayed settlements or losses of security certificates. Standard securities settlement cycles applicable to foreign investments may be longer than in the U.S. Longer foreign settlement cycles may subject a Fund's trades in foreign investments to an increased risk of operational errors and may require a Fund or its counterparties to pre-fund certain transactions, which may increase the costs to the Fund.

Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.

Equity Securities Risk

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

ESG Considerations Risk

With respect to certain Funds, the following Subadvisors generally give consideration to environmental, social, and/or governance (“ESG”) criteria when evaluating investment opportunities for those Funds, consistent with each Fund's investment objective and Principal Investment Strategies. Certain criteria that may be used by these Subadvisors are described below. The application of ESG criteria may result in a Fund (i) having exposure to certain securities or industry sectors that are different than the composition of the Fund's benchmark; and (ii) performing differently than the Fund's benchmark or other funds and strategies in the Fund's peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect a Fund’s performance.

• Candriam: Candriam may give consideration to ESG criteria such as sector, currency, region, certain types of extractive industries, tobacco-related industries and industries related to chemical, biological or white phosphorus weapons.

• Epoch Investment Partners, Inc. (“Epoch”): Epoch may give consideration to ESG criteria including, but not limited to, climate change and carbon footprint, and corporate governance practices, such as board expertise, risk oversight, and renumeration.

• MacKay Shields LLC (“MacKay Shields”): MacKay Shields may give consideration to ESG criteria including, but not limited to, climate change, sustainability, energy resources & management, job creation/employee relations, human rights, health and safety, transparency/disclosures, board expertise, audit practices, transparency and accountability.

Exchange-Traded Funds (“ETFs”) Risk

To the extent a Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investment Management. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs could result in losses on investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying

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securities directly. A Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by a Fund. A Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Financial Sector Risk

To the extent a Fund invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, changes in fiscal and monetary policies, bank failures and adverse conditions in other related markets.

Floating Rate Loans Risk

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair a Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact a Fund. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund's portfolio.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, a Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. A Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or, if unrated, determined by a Fund's Manager or Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which a Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit a Fund’s rights to exercise remedies against collateral or may impose procedures that delay a Fund's receipt of proceeds of collateral. As a result, a Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate a Fund's interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to a Fund, including limiting or delaying the remedies or collateral available to a Fund. In addition, if a Fund holds certain floating rate loans, a Fund may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of a Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

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A Fund will typically purchase loans via assignment, which makes a Fund a direct lender. However, a Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, a Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

A Fund may invest in floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations generally allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In addition, a Fund may receive no or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. Accordingly, a Fund may have more limited access to financial information and more limited rights to restrict a borrower’s activities and operations under a covenant-lite investment, including fewer protections against the possibility of default and fewer indications of a prospective default. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate ("SOFR").

Floating Rate Notes and Variable Rate Demand Obligations Risk

Floating rate notes and variable rate demand instruments are generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by a Fund. Depending on the interest rate environment, a Fund may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent a Fund from receiving the higher interest rate payments in a timely manner. Additionally, a Fund will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if a Fund chooses not to hold the security to maturity and instead exercises the demand feature. A Fund is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If a Fund is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the floating rate notes or variable rate demand instrument.

The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as SOFR.

Foreign Securities and Currencies Risk

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Generally, a Fund will rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, although it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investment Management and could include, but would not be limited to, instances where a Fund's manager or subadvisor disagrees with the designation of the primary stock exchange on which a dual listed issuer trades. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Additionally, to the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed

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foreign market). There may also be difficulty in invoking legal protections across borders and, as a result, a Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Economic sanctions and other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and may result in economic disruptions in the sanctioned country or throughout the world. When the United States is a significant trading partner of a foreign country in which a Fund may invest or to which the Fund may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or other similar measures. In addition, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact a Fund's liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The type and severity of sanctions and other measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict.

Many foreign securities are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Fund's assets. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect a Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. A Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Fund's ability to convert currencies. A Fund's manager or subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of a Fund's assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases a Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions Risk

Purchasing and selling single stock futures or stock index futures may be used to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on its ability to invest in foreign currencies, a Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, a Fund also may enter into futures contracts traded on foreign futures exchanges.

Purchasing and selling futures contracts on debt securities and on indices of debt securities may be used in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. Such futures contracts may also be used for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in

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the hedging vehicle and in a Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. A Fund's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed.

For example, investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

High Yield Municipal Bond Risk

A Fund may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if a Fund was investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for a Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in a Fund's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to a Fund's limitation on investments in illiquid investments. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Funds' and the Manager’s valuation policies.

Credit spreads (i.e., the difference in yield between municipal bonds that is due to differences in their credit quality) may increase when the market believes that municipal bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities and corresponding reductions in market value will generally be greater for longer-maturity securities. High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, a Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which a Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

High-Yield Securities Risk

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more NRSROs and are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative by certain rating agencies with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. High-yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles and may be more volatile than higher-rated securities of similar maturity. High-yield securities may be issued by companies that are restructuring, smaller and less creditworthy, or more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of economic or market developments and interest rate changes, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by

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major market participants or investors, or a high-profile default. In the event of default, a Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Illiquid Investments, Private Placement and Restricted Securities Risk

A Fund’s investments may include illiquid investments or restricted securities. A principal risk of illiquid investments or investing in restricted securities is that they may be difficult to sell.

Securities and other investments purchased by a Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in a Fund's portfolio become illiquid, a Fund may exceed its limit on illiquid investments. In the event that this occurs, a Fund must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where a Fund would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to a Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to a Fund's (other than the NYLI Money Market Fund) policy of not investing more than 15% of its net assets in illiquid investments.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially acquired through private placement transactions, offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Increase in Expenses Risk

The actual costs of investing in a Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Inflation Risk

A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline as can the value of a Fund's distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of fixed rate debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially that pay a fixed interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely impact a Fund and its investments.

Infrastructure Industry Risk

A Fund that invests in the securities of infrastructure companies/issuers may be exposed to adverse economic, regulatory, political, legal, and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related companies are subject to a variety of

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factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure-related companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. Additionally, infrastructure-related companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.

Specific infrastructure assets in which a Fund invests may be subject to the following additional risks:

• Communication infrastructure companies/issuers are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

• Energy infrastructure companies/issuers are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters, man-made disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies/issuers.

• Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

• Transportation infrastructure companies/issuers can be significantly affected by economic changes, fuel prices, labor relations, insurance costs, government regulations, natural disasters, man-made disasters or terrorist attacks.

• Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Initial Public Offerings (“IPOs”) Risk

IPO share prices are frequently volatile due to factors such as the absence of a prior public market for the shares, unseasoned trading in the shares, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Fund with a small asset base. The impact of the investments in IPO shares on a Fund's performance will likely decrease as a Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available for investing, particularly as the Fund's asset base grows. A Fund may hold IPO shares for a very short period of time, which may increase portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investments in Other Investment Companies Risk

A Fund may invest in other investment companies, including mutual funds, closed-end funds, and ETFs.

A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a Fund's objective and investment program. A Fund generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Fund.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

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Large Investments or Redemptions by Shareholders Risk

From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on performance if a Fund is required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase transaction costs. Certain shareholders, including clients or affiliates of the Manager or the Subadvisor and/or other funds managed by the Manager or the Subadvisor or its affiliates, may from time to time own or control a significant percentage of a Fund’s shares. Redemptions by these shareholders of their shares may further increase the liquidity risk and may otherwise adversely impact a Fund. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker. For more information, please see “Liquidity and Valuation Risk.”

Lending of Portfolio Securities Risk

A Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds' Board. In determining whether to lend securities, the Manager or the Subadvisor of a Fund or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities or in the event that the borrower fails to provide additional collateral as needed to ensure the loan is fully collateralized. A Fund may also not experience the returns expected with the investment of cash collateral. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

Leverage Risk

To the extent a Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, a Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require a Fund to liquidate investments to satisfy its obligations or to meet margin/collateral requirements when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Liquidity risk is the risk that a Fund could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in a Fund. Liquidity risk exists when particular investments are difficult to sell, possibly preventing a Fund from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, government intervention, political, social, health, economic or market developments, unusually high volume of redemptions, or other reasons. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk includes the risk that a Fund will experience significant net redemptions at a time when there is a drop in overall market trading volume, when it cannot find willing buyers for its portfolio securities, when there are legal restrictions on the securities’ resale or when it can only sell its portfolio securities at a material loss. The liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil, adverse economic conditions or issuer-specific developments. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund. Dislocations in markets often result in reduced liquidity for investments.

Markets for debt and other fixed-income securities have consistently grown but the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time. There can be no assurance that

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an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when a Fund wishes to dispose of it.

Valuation risk refers to the potential that the sales price a Fund could receive for any particular investment may differ from a Fund’s valuation of the investment. Valuation of a Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Fund's NAV. The Manager, as valuation designee, may rely on various sources of information to value investments and calculate NAVs. The Manager may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Loan Participation Interests Risk

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. First, a Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

A Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Market Capitalization Risk

To the extent a Fund invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund's performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for a Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and

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may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of a Fund's investments may fluctuate due to changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, social or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Certain securities may be difficult to value under such conditions, and conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or a Subadvisor believes represent an attractive opportunity or in which a Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Political and diplomatic events within the United States and abroad, such as the U.S. budget (including related agency or departmental actions and uncertainty related to the debt ceiling), trade tensions and the imposition of economic sanctions, has in the past resulted, and may in the future result, in developments that present additional risks to a Fund's investments and operations. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social or political unrest, natural disasters, extreme weather, other geological events, man-made disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, bank failures, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of a Fund and its investments. Furthermore, technological developments (including those related to artificial intelligence) or failures (such as widespread system outages, disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods, may impact the value of a Fund’s investments. Adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect a Fund’s performance, even if the Fund does not directly invest in issuers that participate in the sectors or industries experiencing these changes. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and could negatively affect a Fund’s performance or operations. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent a Fund from executing its investment strategies and processes in a timely manner.

Money Market Fund Regulation Risk

The SEC and other government agencies continue to review the regulation of money market funds, such as the NYLI Money Market Fund. The enactment of new legislation or regulations, as well as changes in interpretations and enforcement of current laws, may affect the manner of operation, performance and/or yield of the NYLI Money Market Fund.

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Money Market/Short-Term Securities Risk

To the extent that a Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments. You could lose money by investing in a money market fund. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A money market fund’s sponsor is not required to reimburse the money market fund for losses, and you should not expect that the sponsor will provide financial support to the money market fund at any time, including during periods of market stress or volatility.

Mortgage Dollar Roll Transactions Risk

In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, a Fund forgoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that a Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on a Fund.

Mortgage Pass-Through Securities Risk

Investments in mortgage pass-through securities are subject to similar market risks for fixed-income securities which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in a Fund’s income and share price. Additionally, mortgage pass-through securities are subject to extension risk, which is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

Transactions in mortgage pass-through securities often occur through the use of to be announced (“TBA”) transactions. Default by or bankruptcy of a counterparty to a TBA transaction could expose a Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

Mortgage-Related and Other Asset-Backed Securities Risk

Each Fund may buy mortgage-related and other asset-backed securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, mortgage dollar rolls, GNMA certificates, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security. A decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying mortgage-backed securities, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of mortgage-backed securities and negatively affect the Fund’s investments in such mortgage-backed securities. The value of mortgage-backed securities backed by sub-prime mortgages has declined in the past, and may in the future decline, significantly during market downturns. Commercial mortgage-backed securities may be adversely affected by economic developments, such as shifts in the population, demographic changes, and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert property for other uses.

Certain asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity; however, the market price for such securities is not guaranteed and will fluctuate. The purchase of asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying assets. Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates and developments in the commercial or residential real estate markets, the market's perception of the issuers, reputation of the issuers and the creditworthiness or financial viability or solvency of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. Such risks may be heightened during periods of rising interest rates. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. During periods of declining interest rates, prepayment

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of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments. In the case of prepayments, a Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for a Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which a Fund invests. In addition, certain regulatory changes may increase the costs to a Fund of investing in asset-backed securities and a Fund's investments in these securities may be adversely affected.

Multiple Manager Risk

Certain Funds' assets are managed by multiple Subadvisors. Performance relies on the Manager’s selection and monitoring of the Subadvisors as well as how assets are allocated among those Subadvisors. Performance will also depend on each Subadvisor’s skill in implementing their respective strategy or strategies. While the Manager will monitor the overall management of a Fund, each Subadvisor makes independent investment decisions. The investment styles and strategies of a Fund’s Subadvisors may not complement each other as expected by the Manager, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Fund. The Manager may experience conflicts of interest in its selection of Subadvisors for a Fund. One or more Subadvisors to a Fund may underperform the market generally and may underperform other subadvisors that the Manager could have selected.

The multi-manager approach may also cause a Fund to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Fund had a single Subadvisor, which could increase the Fund’s concentration of risk. The Manager may influence a Subadvisor in terms of its management of a portion of a Fund’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause a Fund's portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Fund, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions and other transaction costs.

Municipal Bond Focus Risk

From time to time, a Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If a Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on a Fund’s investment performance. In addition, a Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase a Fund’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

Municipal Securities Risk

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity and valuation risks as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of a Fund's holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which a Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which a Fund may invest have experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. The effects of geopolitical events, environmental matters and other public health issues have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties as well as economic, regulatory or political developments in the municipal securities market, including financial problems resulting from lower tax revenues or decreased aid from state and local governments in the event of an economic downturn. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Fund's investments.

Additionally, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of a Fund's holdings in Puerto Rico municipal securities. Puerto Rico has also recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. A Fund's vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

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A Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase a Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

From time to time, a Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If a Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on a Fund's investment performance and the risk of loss to a Fund would be heightened.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by a Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade.

Net Asset Value Risk

Each Fund (other than the NYLI Money Market Fund) is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, a Fund’s investments may be more susceptible than those of a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to a Fund’s investments. A Fund’s NAV per share will fluctuate.

NYLI Money Market Fund Risk

Money market funds are subject to rules governing their portfolios, including with respect to maturity, quality, diversification, liquidity, liquidity fees. The NYLI Money Market Fund’s investment strategies are designed to comply with these portfolio and other requirements. In addition, the Fund intends to qualify as a “retail money market fund,” as such term is defined or interpreted under the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. The Fund may impose a fee upon the sale of your shares. Please see the section entitled “Information on Liquidity Fees for the NYLI Money Market Fund” below for additional information. As a “retail money market fund,” the Fund may value its securities using the amortized cost method of valuation as permitted under the rules governing money market funds.

New York State Specific Risk

The NYLI MacKay New York Muni Fund will invest in municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal bonds than is a municipal bond fund that invests more widely. Such risks include, but are not limited to, the performance of the national and New York economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the federal government, including audits, disallowances, changes in aid levels and changes to Medicaid rules.

In addition, the economy of New York City is dependent on the financial industry. As a result, a downturn in the financial industry may affect New York City and the State of New York more than other states and municipalities.

Non-Diversification Risk

A non-diversified Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified Fund. A non-diversified Fund may select its investments from a relatively small pool of issuers together with securities issued by any newly public issuers consistent with its stated investment objective and policies. An investment in a non-diversified Fund may present greater risk to an investor than an investment in a diversified Fund because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the Fund’s shares.

Operational and Cyber Security Risk

Operational risk arises from a number of factors, including but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures and may arise from external or internal sources. Additionally, a Fund and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches, cyber incidents or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruptions may adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting its ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting

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a Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Funds, their service providers and market intermediaries. The Funds seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nationstates or from entities with nationstate backing. Additionally, technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks, which can be difficult to assess. For example, the Fund’s service providers and market participants on which the Funds rely may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Funds and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, a Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency, index or futures contract underlying the option at a specified exercise price at a certain time or times during the term of the option, depending on the terms of the option. Entering into options contracts involves leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. If the Manager or a Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. To the extent that a Fund writes or sells put options, the Fund could experience substantial losses in instances where the option's underlying index or instrument decreases below the exercise price of the written option. To the extent that a Fund writes or sells call options, the Fund could experience substantial losses in instances where the option's underlying index or instrument increases above the exercise price of the written option. Writing (selling) hedged options limits the opportunity to profit from changes in the market value of underlying indexes or instruments in exchange for up-front cash (the premium) at the time of selling the option.

Oregon State Specific Risk

The NYLI MacKay Oregon Muni Fund will invest in municipal bonds issued by or on behalf of the State of Oregon, and its political subdivisions, agencies and instrumentalities. As a result, the Fund is more exposed to risks affecting issuers of Oregon municipal bonds than is a municipal bond fund that invests more widely.

The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues. The strength of residential construction is important to the Oregon economy due to wood products production.

Oregon’s debt levels are high in relation to its economic base. Oregon is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. Property taxes are a significant source of revenue for many local governments. Oregon has had a relatively high unemployment rate in recent years. Oregon and its various subdivisions may also face financial pressure from costs relating to pensions and other post-employment benefits.

Oregon is subject to periodic earthquakes and has also experienced significant wildfire events during the past several years. The loss of life and property damage that could result from such events could have a material adverse effect on Oregon’s financial condition.

Oregon’s fiscal situation could become more difficult as a result of these issues, and other impacts of the current economic environment could materially adversely affect the financial condition of the state and its municipalities. The potential deterioration of Oregon’s fiscal situation increases the risk of investing in Oregon municipal securities, including the risk of potential issuer default, and also heightens the risk that prices of Oregon municipal securities, and the Fund’s NAV and/or yield, will experience greater volatility. Downgrades in the ratings of Oregon issuers could result in a reduction in the market value of Oregon municipal securities held by the Fund, which could negatively impact the Fund’s NAV, yield and/or distributions paid by the Fund.

Portfolio Management Risk

The investment strategies, practices and risk analysis used may not produce the desired results. In addition, a Fund may not achieve its investment objective, including during periods in which it takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. A Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in losses. A Subadvisor's judgment about whether securities will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model or algorithm (“quantitative tool”) used by a Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. A quantitative tool may contain certain assumptions in construction and implementation that may

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adversely affect the Fund’s performance. There may also be technical issues with the construction and implementation of the quantitative tool (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Portfolio Turnover Risk

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end). These effects of high portfolio turnover may adversely affect the performance of a Fund.

Real Estate Investment Trusts ("REITs") Risk

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, declines in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income, possible environmental liabilities and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and thereby may be subject to the risks of default. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law or maintain its exemption from registration under the 1940 Act may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to a Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of a Fund to engage in certain derivative transactions or short-selling of certain securities. A Fund may incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund is managed. Neither the Manager nor a Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund's ability to achieve its respective investment objective. A Fund's activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or a Fund.

Repurchase Agreements Risk

Certain Funds may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which a Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. A Fund's use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject a Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Risk Management Techniques Risk

Various techniques can be used to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and

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selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of the Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling Risk

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian that is pledged for the benefit of the broker to cover a Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, a Fund may not be able to substitute or sell the pledged collateral. This may limit a Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund's exposure to long equity positions and make any change in a Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that a Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Restrictions on and/or reporting requirements applicable to short selling and short positions may negatively impact and materially impair a Fund's ability to execute certain transactions. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited or no legal recourse against the issuer and/or guarantor. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, a Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect a Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Stable Net Asset Value Risk

You could lose money by investing in the NYLI Money Market Fund. Although the NYLI Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the NYLI Money Market Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The NYLI Money Market Fund’s sponsor is not required to reimburse the NYLI Money Market Fund for losses, and you should not expect that the sponsor will provide financial support to the NYLI Money Market Fund at any time, including during periods of market stress.

Swap Agreements Risk

Certain Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return and Municipal Market Data Rate Locks ("MMD Rate Locks") for various portfolio management purposes. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices, currency exchange rates and market conditions. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty, pricing and legal/documentation risks. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and a Fund would lose the value of the security or other consideration it should have received in the swap. A Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund's use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and a Fund may be adversely affected by its use of total return swaps, if any. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by the Fund. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Synthetic Convertible Securities Risk

The values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

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Tax Risk

Certain investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Taxability Risk

Certain Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to a Fund's acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments Risk

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), a Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may also invest without limit in cash, money market securities or other investments.

The NYLI Money Market Fund also may invest outside the scope of its principal investment strategies in cash and securities other than money market instruments for temporary defensive purposes, subject to Rule 2a-7 under the 1940 Act and its investment guidelines.

To-Be-Announced ("TBA") Securities Risk

In a TBA securities transaction, a seller agrees to deliver a security to a Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery. Certain mandatory margin requirements for the TBA market may require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to a Fund and impose added operational complexity.

U.S. Government Securities Risk

There are different types of U.S. government securities with varying degrees of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Additionally, U.S. government securities are subject to market and interest rate changes. There is no guarantee that the U.S. government will provide support to the agencies and government-sponsored entities if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than other types of U.S. government securities. In addition, the long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers.

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Utah State Specific Risk

The NYLI MacKay Utah Muni Fund will invest in municipal bonds issued by or on behalf of the State of Utah, and its political subdivisions, agencies and instrumentalities. As a result, the Fund is more exposed to risks affecting issuers of Utah municipal bonds than is a municipal bond fund that invests more widely.

Provisions of Utah’s Constitution and state statutes that limit the borrowing, taxing and spending authority of Utah’s governmental entities may impair the ability of Utah issuers to pay principal and/or interest on their obligations. Utah’s economy is considered to be knowledge-based, entrepreneurial, and information technology-driven and encompasses a variety of industries, including but not limited to, agriculture, construction, energy, minerals, tourism, technology, communications, healthcare, financial services, higher education, defense, transportation and government services, and may be sensitive to economic problems affecting those sectors.

Utah households pay more in state and local taxes per household than the national average. The current relatively high level of taxation could adversely affect the ability of Utah issuers to raise taxes substantially or at all. The strength of the Utah economy also will be affected by federal fiscal, monetary and trade policies, including the tapering of expansionary monetary policy by the Federal Reserve and tax increases, the strength of the global economy, including slow growth in the European Union, and business and consumer uncertainty related to these issues. Utah and its various subdivisions may also face financial pressure from costs relating to pension and other post-employment benefits.

Utah’s fiscal situation could become more difficult as a result of these issues, and other impacts of the current economic environment could materially adversely affect the financial condition of the state and its municipalities. The potential deterioration of Utah’s fiscal situation increases the risk of investing in Utah municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of Utah municipal securities, and the Fund’s NAV and/or yield, will experience greater volatility. Downgrades in the ratings of Utah issuers could result in a reduction in the market value of Utah municipal securities held by the Fund, which could negatively impact the Fund’s NAV, yield and/or the distributions paid by the Fund.

Value Stocks Risk

Certain Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such "value stocks" may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments Risk

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price a Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yankee Debt Securities Risk

Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Investments in Yankee debt securities may involve many of the same risks of investing in foreign securities and debt securities.

Yield Risk

The amount of income received by a Fund will vary, and there can be no guarantee that the Fund will achieve or maintain any particular level of yield. The yields received by a Fund on its investments will vary depending on various factors, including changes in short-term interest rates. A Fund's yield will generally decline as interest rates decline. If interest rates increase, a Fund's yield may not increase proportionately. During periods of very low short-term interest rates, a Fund's expenses could exceed all or a portion of the Fund’s income, and the Fund may not be able to maintain a positive yield.

Zero Coupon and Payment-in-Kind Bonds Risk

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to a Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

More About Investment Strategies and Risks

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Additionally, an interest payment deferred on payment-in-kind securities is subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan and the risk that interest rates on payment-in-kind securities are higher than those on other loans to reflect the time value of money on deferred interest payments. Deferred interest payments are further subject to higher credit risk of borrowers who may need to defer interest payments. Market prices of payment-in-kind securities may be particularly volatile because they are affected to a greater extent by interest rate changes than are other instruments that pay interest periodically, and payment-in-kind securities may have unreliable valuations because accruals require judgment about ultimate collectability of the deferred payments and the value of the associated collateral.

Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the New York Life Investments Group of Funds and certain other information designed to help you understand the costs and certain other considerations associated with buying, holding and selling your New York Life Investments Fund investments. Not all of the New York Life Investments Group of Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all New York Life Investments Group of Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-624-6782 or by visiting dfinview.com/NYLIM. The information contained in or otherwise accessible through the New York Life Investments Group of Funds website does not form part of this Prospectus. For additional details, please contact your financial adviser or the New York Life Investments Group of Funds free of charge by calling toll-free 800-624-6782.

Please note that shares of the New York Life Investments Group of Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The New York Life Investments Group of Funds reserves the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident; and (iii) redeem shares and close the account of an investor in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by that investor or any other individual associated with that account.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain New York Life Investments Group of Funds.

The following terms are used in this Shareholder Guide:

• "New York Life Investments Asset Allocation Funds" collectively refers to the NYLI Conservative Allocation Fund, NYLI Equity Allocation Fund, NYLI Growth Allocation Fund and NYLI Moderate Allocation Fund.

• "New York Life Investments Epoch Funds" collectively refers to the NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI Epoch Global Equity Yield Fund.

• “New York Life Investments ETF Asset Allocation Funds” collectively refers to the NYLI Conservative ETF Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Growth ETF Allocation Fund and NYLI Moderate ETF Allocation Fund.

• “New York Life Investments Group of Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "New York Life Investments International/Global Equity Funds" collectively refers to the NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI WMC International Research Equity Fund.

• "New York Life Investments Mixed Asset Funds" collectively refers to the NYLI Balanced Fund, NYLI Income Builder Fund and NYLI MacKay Convertible Fund.

• “New York Life Investments Tax-Exempt Funds” collectively refers to the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

• "New York Life Investments Taxable Bond Funds" collectively refers to the NYLI Candriam Emerging Markets Debt Fund, NYLI Floating Rate Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI Money Market Fund and NYLI Short Term Bond Fund.

• "New York Life Investments U.S. Equity Funds" collectively refers to the NYLI CBRE Real Estate Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI S&P 500 Index Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund.

• The Board of Trustees of New York Life Investments Funds Trust and the Board of Trustees of New York Life Investments Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investment Management."

• New York Life Insurance Company is referred to as "New York Life."

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• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the New York Life Investments Group of Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The New York Life Investments Group of Funds offers Investor Class, Class A, A2, C, C2, I, P, R1, R2, R3, R6, Z and SIMPLE Class shares, as applicable. Each share class may not currently be offered by each New York Life Investments Fund or through your financial intermediary and may be offered through a separate prospectus. Each share class of a New York Life Investments Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide or as set forth in the New York Life Investments Group of Funds’ multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its investor base. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a New York Life Investments Fund you choose to purchase, how you wish to purchase shares of a New York Life Investments Fund and the New York Life Investments Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the fees (e.g., sales charge) and total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The New York Life Investments Group of Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to holding and transacting in Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries are eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur higher or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the New York Life Investments Group of Funds. You may be required to pay a commission or other transaction charge to your financial intermediary when buying or selling shares of a share class that has no initial sales charge, contingent deferred sales charge, or asset-based fee for sales or distribution, such as Class I or Class R6 shares. These commissions or transaction charges are not reflected in the fee and expense table or expense examples for the share classes. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this Prospectus. Please contact your financial intermediary for more information on commissions or other transaction charges applicable to the purchase or redemption of shares of the Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a New York Life Investments Fund, and thus, all investors in the New York Life Investments Fund (or share class, if applicable) indirectly share such costs. The expenses for each New York Life Investments Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee and expense tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs are typically allocated differently among the share classes or among groups of share classes.

In addition to the direct expenses that a New York Life Investments Fund bears, New York Life Investments Fund shareholders indirectly bear the expenses of the other funds in which the New York Life Investments Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a New York Life Investments Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the New York Life Investments Fund's assets among the Underlying Funds (if any) during the

Shareholder Guide

New York Life Investments Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the New York Life Investments Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a New York Life Investments Fund for its prior fiscal year and do not include the New York Life Investments Fund's share of the fees and expenses of any Underlying Fund in which the New York Life Investments Fund invested during its prior fiscal year.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling New York Life Investments Fund shares, compensating brokers and others who sell New York Life Investments Fund shares, advertising, printing and mailing of prospectuses and responding to shareholder inquiries.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a 12b-1 plan for such class (if any), such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The New York Life Investments Group of Funds typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption for certain share classes. These charges and fees for each New York Life Investments Fund are presented earlier in the tables entitled "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class, Class A, Class A2 and Class Z shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in New York Life Investments Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC," refers to a charge that is deducted from the proceeds when you redeem New York Life Investments Fund shares (that is, sell shares back to the New York Life Investments Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class C or Class C2 shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Certain intermediaries impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

Shareholder Guide

Summary of Important Differences Among Share Classes

	Class A1	Class A2	Investor Class[1]	Class C1	Class C2	Class I	Class R1	Class R2	Class R3	Class R6	Class P	Class Z	SIMPLE Class
Initial sales charge	Yes	Yes	Yes	None	None	None	None	None	None	None	None	Yes	None
Contingent deferred sales charge	None[2]	None[2]	None[2]	1% on sale of shares held for one year or less[3,4]	1% on sale of shares held for one year or less	None	None	None	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%	0.75%[5] distribution and 0.25% service (1.00% total)[6]	0.40% distribution and 0.25% service (0.65% total)	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None	None	0.15%[7]	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	None	0.10%	0.10%	0.10%	None	None	None	None
Conversion feature	Yes[8]	No	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	No	No	Yes[8]
Purchase maximum[7]	None	None	None	$1,000,000[9]	$250,000	None	None	None	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the NYLI Money Market Fund are sold with no initial sales charge or CDSC and have no 12b-1 fees.

2. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Short Term Bond Fund). However, for purchases of Class A and Investor Class shares of each Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

3. 0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

4. 18 months or less with respect to shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024.

5. 0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

6. 0.075% for NYLI MacKay Colorado Muni Fund and 0.20% for NYLI MacKay Utah Muni Fund.

7. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

8. Does not apply to purchases by certain retirement plans.

9. $250,000 for New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund.

The discussions in this Shareholder Guide are not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain New York Life Investments Group of Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class, Class A, Class A2 or Class Z shares are more economical than Class C or Class C2 shares if you intend to invest larger amounts and hold your shares long-term (more than six years, for most New York Life Investments Group of Funds). Class C or Class C2 shares may be more economical than Investor Class, Class A, Class A2 or Class Z shares if you intend to hold your shares for a shorter term. Class I, Class R6 and Class P shares are the most economical, regardless of amount invested or intended holding period. Class I shares are generally available only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans invested in a New York Life Investments Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the New York Life Investments Fund). Class R1, Class R2 and Class R3 shares are available only to certain employer-sponsored retirement plans. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management, Inc. and are investing directly with the Fund. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the New

Shareholder Guide

York Life Investments Group of Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the SAI for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one New York Life Investments Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via the systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that New York Life Investments Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple New York Life Investments Group of Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate the share class conversion feature at any time. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A, Class A2 and Class Z Share Considerations

• Generally, Class A and Class A2 shares have a minimum initial investment amount of $15,000 per New York Life Investments Fund, however Class A shares of the New York Life Investments ETF Asset Allocation Funds have a minimum initial investment amount of $2,500. Class Z shares have a minimum initial investment of $1,000.

• When you invest in Class A, Class A2 or Class Z shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A, Class A2 or Class Z shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Class A, Class A2 or Class Z shares. As a result, you are usually better off purchasing Class A, Class A2 or Class Z shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Shareholder Guide

• Class Z shares are generally only available to existing holders of Class Z shares of the NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund.

Class C and Class C2 Share Considerations

• You pay no initial sales charge on an investment in Class C or Class C2 shares. However, for certain Funds, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment than for each other share class.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). Exchanging Class C or Class C2 shares may impact your holding period. Please see “Exchanging Shares Among New York Life Investments Group of Funds” for more information.

• When you sell Class C or Class C2 shares of a New York Life Investments Fund, to minimize your sales charges, the New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class C and, with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund, Class C2 shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets for Class C shares (or from 0.50% to 0.25% for Class C shares and from 0.65% to 0.25% for Class C2 shares with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). Conversion features do not apply to Class C shares of the NYLI Money Market Fund that were exchanged from another New York Life Investments Fund before their CDSC periods expired. Exchanging Class C or Class C2 shares into the NYLI Money Market Fund and/or holding Class C or Class C2 shares through a financial intermediary in an omnibus account may impact your eligibility to convert at the end of the calendar quarter, eight years after the date they were purchased. Please see “Conversions Between Share Classes” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Group of Funds will generally not accept a purchase order for Class C or Class C2 shares in the amount of $1,000,000 or more ($250,000 or more with respect to the New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund).

• Please note that Class C2 shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform; or (iii) brokerage accounts held at a broker that charges such clients transaction fees.

Shareholder Guide

— Individual Investor who is initially investing at least $1 million in any single New York Life Investments Fund: (i) directly with the New York Life Investments Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates.

— Existing Class I Shareholder; or

— Existing or retired New York Life Investments Group of Funds Trustee or Officer, current Portfolio Manager of a New York Life Investments Fund or an employee of a Subadvisor.

• The New York Life Investments Asset Allocation Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class P Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class P shares.

• You do not pay any ongoing distribution and/or service fees (12b-1) fees.

• Generally, Class P shares are only available to investors that have a relationship with PineStone Asset Management Inc. and are investing directly with the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund or NYLI PineStone U.S. Equity Fund.

Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2, and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• You pay ongoing distribution and/or service fees (12b-1) fees but do not pay ongoing shareholder service fees for SIMPLE Class shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

• SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Asset Allocation Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a New York Life Investments Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The New York Life Investments Group of Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

Shareholder Guide

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

All New York Life Investments Group of Funds except New York Life Investments ETF Asset Allocation Funds and NYLI Money Market Fund:

• $15,000 minimum initial investment with no minimum for subsequent purchases of any of these New York Life Investments Group of Funds.

New York Life Investments ETF Asset Allocation Funds:

• $2,500 minimum for initial and no minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI Money Market Fund:

• There are no minimums for initial and subsequent purchases if all of your other accounts contain Class A shares only.

• Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the NYLI Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the New York Life Investments Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares, however New York Life Investments Group of Funds reserves the right to impose other minimum initial investment amounts on these accounts. See the SAI for additional information.

Class A2 Shares

NYLI MacKay Short Term Muni Fund:

• $15,000 minimum for initial and no minimum for subsequent purchases.

Class C Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Utah Muni Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Investors who obtained their Class C shares through certain reorganizations are not subject to the minimum investment requirements for Class C shares. See the SAI for additional information.

Shareholder Guide

Class C2 Shares

NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Tax Free Bond Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI MacKay California Muni Fund and NYLI MacKay New York Muni Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$1 million minimum for initial purchases of any single New York Life Investments Fund and no minimum for subsequent purchases of any other New York Life Investments Fund; and

• Institutional Investors, the New York Life Investments Group of Funds' existing and retired Trustees and Officers, current Portfolio Managers of the New York Life Investments Group of Funds and employees of Subadvisors—no minimums for initial and subsequent purchases of any New York Life Investments Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Investors who obtained their Class I shares through certain reorganizations are not subject to the minimum investment requirements for Class I shares. See the SAI for additional information.

Class P Shares

NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund:

• If you are eligible to invest in Class P shares, $5,000,000 minimum for initial and no minimum for subsequent purchases.

Please note that Class P shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3, Class R6 Shares and SIMPLE Class

If you are eligible to invest in Class R1, Class R2, Class R3, Class R6 shares or SIMPLE Class of the New York Life Investments Group of Funds, there are no minimums for initial and subsequent purchases.

Class Z Shares

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund:

• $1,000 minimum for initial and no minimum for subsequent purchases.

• Please note that Class Z shares are only available for purchase by existing holders of Class Z shares.

Shareholder Guide

INFORMATION ON SALES CHARGES

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charges at nylim.com/salescharges.

Investor Class, Class A, Class A2 and Class Z Shares

The initial sales charge you pay when you buy Investor Class, Class A, Class A2 or Class Z shares differs depending upon the New York Life Investments Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of NYLI Money Market Fund are not subject to a sales charge.

NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Cushing MLP Premier Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI MacKay Convertible Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Shareholder Guide

NYLI S&P 500 Index Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.50%	1.52%	1.25%
$50,000 to $99,999	1.25%	1.27%	1.00%
$100,000 to $249,999	1.00%	1.01%	0.75%
$250,000 to $499,999	0.75%	0.76%	0.50%
$500,000 to $999,999	0.50%	0.50%	0.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.00%	1.01%	0.75%
$50,000 to $99,999	0.75%	0.76%	0.50%
$100,000 to $249,999	0.50%	0.50%	0.35%
$250,000 to $499,999	0.25%	0.25%	0.25%
$500,000 to $999,999	0.15%	0.15%	0.15%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Shareholder Guide

NYLI Candriam Emerging Markets Debt Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Strategic Bond Fund and NYLI MacKay Total Return Bond Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Balanced Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Floating Rate Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund, NYLI Moderate Allocation Fund and NYLI Moderate ETF Allocation Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% (0.50% for each New York Life Investments ETF Asset Allocation Fund) may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Shareholder Guide

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	2.50%	2.56%	2.25%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Short Term Bond Fund and NYLI MacKay Short Term Muni Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Class A2 Shares (NYLI MacKay Short Term Muni Fund only)

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund

Class Z Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	3.00%	3.09%	2.75%
$50,000 to $99,999	2.50%	2.56%	2.25%

Shareholder Guide

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees than other share classes (except Class C2 shares) and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of NYLI Money Market Fund are not subject to a sales charge.

Class C2 Shares

Class C2 shares are sold without an initial sales charge. However, if Class C2 shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, for certain Funds, Class C2 shares have higher ongoing distribution and/or service (12b-1) fees than other share classes and, over time, these fees may cost you more than paying an initial sales charge. The Class C2 share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C2 shares.

Computing Contingent Deferred Sales Charge on Class C and Class C2 Shares

Subject to certain exceptions, a CDSC will be imposed on redemptions of Class C or Class C2 shares of a New York Life Investments Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C or Class C2 share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C or Class C2 shares during the preceding year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class C or Class C2 shares redeemed does not exceed:

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased more than one year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) prior to the redemption for Class C or Class C2 shares; plus

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class C or Class C2 shares of the New York Life Investments Fund above the total amount of payments for the purchase of Class C or Class C2 shares of the New York Life Investments Fund (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) for Class C or Class C2 shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charge reductions and waivers on our website at nylim.com/salescharges.

Reducing the Initial Sales Charge on Investor Class, Class A, Class A2 and Class Z Shares

You may be eligible to buy Investor Class, Class A, Class A2 and Class Z shares of the New York Life Investments Group of Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each New York Life Investments Fund reserves the right to modify or eliminate these programs at any

Shareholder Guide

time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of most New York Life Investments Group of Funds. You may not include investments of previously non-commissioned shares in the NYLI Money Market Fund, investments in Class I shares, or your interests in any New York Life Investments Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a New York Life Investments Fund, your spouse owns $50,000 worth of Class A shares of another New York Life Investments Fund, and you wish to invest $15,000 in a New York Life Investments Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of one or more New York Life Investments Group of Funds (excluding investments of non-commissioned shares in the NYLI Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class, Class A, Class A2 or Class Z shares of the New York Life Investments Group of Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information, please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the New York Life Investments Group of Funds. If you are buying New York Life Investments Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible New York Life Investments Group of Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible New York Life Investments Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible New York Life Investments Fund holdings based on the current NAV per share to determine what Investor Class, Class A or Class A2 sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your New York Life Investments Fund holdings or planned New York Life Investments Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A or Class A2 shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of SS&C GIDS, Inc. that is assigned to the Fund. Individuals and other types of accounts may purchase Class A2 shares at NAV, without payment of any sales charge, if exchanged for Class A shares of the same fund through a financial intermediary's share class conversion program. Class A shares, Class A2 shares or

Shareholder Guide

Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the New York Life Investments Group of Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of New York Life Investments Group of Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain New York Life Investments Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The New York Life Investments Group of Funds has authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the New York Life Investments Group of Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read your financial intermediary firm’s program materials for any special provisions or additional service features that may apply to investing in the New York Life Investments Group of Funds through the firm.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase New York Life Investments Fund shares. The New York Life Investments Group of Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the New York Life Investments Group of Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class, Class A and Class A2 Share Redemptions

For purchases of Class A and Investor Class shares of each New York Life Investments Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for the New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on redemptions of Class A, Class A2 and Investor Class shares purchased at NAV through financial intermediaries or by persons that are affiliated with New York Life or its affiliates. Any applicable CDSC on Class A, Class A2 and Investor Class shares may be waived for redemptions made through a financial intermediary firm that has waived its finder’s fee or other similar compensation.

In addition, the CDSC on subject Class A, Class A2, Investor Class, Class C or Class C2 shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on New York Life Investment Management holdings only) for IRA and 403(b)(7) TSA participants in the year following the year in which such participant attains age 73. However, different rules relating to mandatory distributions apply to individuals who attained age 70 1/2 before 2020; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a New York Life Investment Management IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a New York Life Investments Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the NYLI MacKay Short Duration High Income Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on

Shareholder Guide

insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Class A2, Investor Class, Class C or Class C2 shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold New York Life Investments Fund shares. The New York Life Investments Group of Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available for direct accounts and through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-624-6782; see our website at nylim.com/salescharges; and read the information under "Reduced Sales Charges on Class A, Class A2 and Investor Class Shares—Contingent Deferred Sales Charge, Class A, Class A2 and Investor Class Shares" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each New York Life Investments Fund (except the NYLI Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A, Class A2 and Class R2 12b-1 plans provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of the respective class. The Class C 12b-1 plan provides for payment of 0.75% for distribution (0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund) and 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class C shares (0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). The Class C2 12b-1 plan provides for payment of 0.40% for distribution and 0.25% for service activities for a total 12b-1 fee of up to 0.65% of the average daily net assets of Class C2 shares. The Class Z 12b-1 plan provides for payment for distribution and/or service activities of up to 0.20% of the average daily net assets of Class Z shares. The Class R3 and SIMPLE Class 12b-1 plans each provide for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 and SIMPLE Class shares, respectively. The distribution activities paid for by this distribution fee are those activities that are primarily intended to result in the sale of New York Life Investments Fund shares. The service activities paid for by this service fee are personal shareholder services and maintenance of shareholder accounts. With respect to Class R2 and Class R3 shares, the portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid under the Class R2 and Class R3 Shareholder Services Plans, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges.

Shareholder Services Plans

Each New York Life Investments Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares pay New York Life Investment Management, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such New York Life Investments Fund.

Pursuant to the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services and fees are in addition to those services and fees that may be provided under the Class R2 or Class R3 12b-1 plan.

Shareholder Guide

Small Account Fee

Several of the New York Life Investments Group of Funds have a relatively large number of shareholders with small account balances. Small accounts increase the transfer agency expenses borne by the Funds. In an effort to reduce total transfer agency expenses, the New York Life Investments Group of Funds (except the New York Life Investments ETF Asset Allocation Funds) has implemented a small account fee. Each shareholder with an account balance of less than $1,000 ($5,000 for Class A share accounts) will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• accounts held by employees of New York Life and its subsidiaries and their employees, officers, directors or agents or former employees (and immediate family members);

• Class I share, Class R1 share, Class R2 share, Class R3 share, Class R6 share, Class P share and SIMPLE Class share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the New York Life Investments Group of Funds deducts funds directly from the client's checking or savings account;

• New York Life Investment Management SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investment Management SIMPLE IRA Plan Accounts);

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class C or Class C2 shares; and

• Investors who obtained their Class A shares through certain reorganizations.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The New York Life Investments Group of Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the New York Life Investments Group of Funds by calling toll-free 800-624-6782 for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the New York Life Investments Group of Funds and shareholders. Such compensation may vary depending upon the financial intermediary firm, the New York Life Investments Fund sold, the amount invested, the share class sold, the amount of time that shares are held and/or the services provided by the particular financial intermediary firm.

The Distributor will pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class, Class A, Class A2 or Class Z shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor and/or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class, Class A, Class A2 or Class Z shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C or Class C2 shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor will also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain services.

In addition to the payments described above, the Distributor and/or an affiliate will pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of New York Life Investments Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a New York Life Investments Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

Shareholder Guide

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the New York Life Investments Group of Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate their financial advisers about the New York Life Investments Group of Funds and to encourage the advisers to recommend the purchase of New York Life Investments Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with the marketing efforts of these firms and financial advisers, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and FINRA rules. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the New York Life Investments Group of Funds, which may vary based on the New York Life Investments Group of Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling New York Life Investments Fund shares or are listed on New York Life Investments Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the New York Life Investments Group of Funds or retain more shares of the New York Life Investments Group of Funds for their clients’ accounts, New York Life Investment Management and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the New York Life Investments Group of Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the New York Life Investments Group of Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the New York Life Investments Group of Funds pays to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to financial intermediary firms from New York Life Investments Fund assets or the Distributor’s or an affiliate’s resources. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not provide for the payment of sales charges, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the New York Life Investments Fund’s shares.

Although financial firms that sell New York Life Investments Fund shares may execute brokerage transactions for a New York Life Investments Fund’s portfolio, the New York Life Investments Group of Funds, New York Life Investment Management and the Subadvisors do not consider the sale of New York Life Investments Fund shares as a factor when choosing financial firms to effect portfolio transactions for the New York Life Investments Group of Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives and be subject to conflicts of interest for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of New York Life Investments Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” sections of the New York Life Investments Group of Funds’ Prospectuses because the payments are not made by the New York Life Investments Group of Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING NEW YORK LIFE INVESTMENTS FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment to your financial adviser or directly to New York Life Investments Group of

Shareholder Guide

Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same New York Life Investments Fund provided Investor Class shares are available through your intermediary if you are not purchasing shares directly from the New York Life Investments Group of Funds. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same New York Life Investments Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class A2 Shares

Class A2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares of the New York Life Investments Group of Funds.

If you are investing through a financial intermediary firm, the financial intermediary firm will assist you with opening an account.

Class C2 Shares

Class C2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class P Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment directly to New York Life Investments Group of Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application.

All Classes

You buy shares at NAV (plus, for Investor Class, Class A, Class A2 and Class Z shares, any applicable front-end sales charge). NAV is generally calculated by each New York Life Investments Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The New York Life Investments Group of Funds does not usually calculate its NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the New York Life Investments Group of Funds has arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a New York Life Investments Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the New York Life Investments Group of Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, each New York Life Investments Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investment Management believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, each New York Life Investments Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's

Shareholder Guide

name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the New York Life Investments Group of Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Certain information regarding beneficial ownership will be verified, including information about the identity of beneficial owners of such entities.

Federal law prohibits the New York Life Investments Group of Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the New York Life Investments Group of Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identities of beneficial owners are verified. The New York Life Investments Group of Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, and the New York Life Investments Group of Funds, New York Life Investment Management and its affiliates and the Board will not be responsible for any loss in your account or tax liability resulting therefrom.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares, you generally may also elect on a voluntary basis to convert, for example:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C or Class C2 shares that are no longer subject to a CDSC into Class A, Class I or Class Z shares of the same New York Life Investments Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A, Class I or Class Z shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A, Class C or Class C2 shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares. An investor may directly or through his or her financial intermediary contact the New York Life Investments Group of Funds to request a voluntary conversion between share classes of the same New York Life Investments Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Conversion of any shares of any other class of shares into Class Z shares is not permitted unless the shareholder already owns Class Z shares. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the New York Life Investments Group of Funds expects that a conversion (or intra-New York Life Investments Fund exchange) between share classes of the same New York Life Investments Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a New York Life Investments Fund. The New York Life Investments Group of Funds may change, suspend or terminate this conversion feature at any time.

Class C or Class C2 shares held through a financial intermediary in an omnibus account will be converted into Class A shares or Investor Class shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, for example, when shares are invested through retirement plans or omnibus accounts, a financial intermediary may not have transparency into how long a shareholder has held Class C or Class C2 shares for purposes of determining whether such Class C or Class C2 shares are eligible for automatic conversion into Class A shares or Investor Class shares. Thus, the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. In these circumstances, a Fund may not be able to automatically convert Class C or Class C2 shares into Class A shares or Investor Class shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or its financial intermediary to notify

Shareholder Guide

the Fund that the shareholder is eligible for the conversion of Class C or Class C2 shares to Class A shares or Investor Class shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C or Class C2 shares. For clients of financial intermediaries, it is the financial intermediary’s responsibility (and not the Funds’) to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Following a share class conversion (or other similar shareholder transaction event, such as an intra-New York Life Investments Fund exchange), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

Shareholder Guide

Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-624-6782 to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• New York Life Investments Group of Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed New York Life Investments Group of Funds Application with a check for the amount of your investment to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• New York Life Investments Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed correctly or in its entirety, we will be unable to process your initial deposit.

Shareholder Guide

Buying additional shares of the New York Life Investments Group of Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • New York Life Investments Group of Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

By internet:	Visit us at nylim.com/accounts

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The New York Life Investments Group of Funds does not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• New York Life Investments Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A or Class A2 shares ($25 fee for Investor Class, Class C, Class C2 or SIMPLE Class shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylim.com/accounts

Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of New York Life Investments Fund shares. The New York Life Investments Group of Funds reserves the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The New York Life Investments Group of Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a New York Life Investments Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a New York Life Investments Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the New York Life Investments Group of Funds at least 3 days prior to the scheduled purchase.

• A New York Life Investments Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The New York Life Investments Group of Funds does not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day for all forms of payment after receiving your request in good order. However, it may take up to seven days to do so.

• If you redeem shares that were purchased by check or ACH shortly before such redemption, New York Life Investments Group of Funds will process your redemption but may delay sending the proceeds up to 10 days to reasonably ensure that the check or ACH payment has cleared.

• When you sell Class C or Class C2 shares, or Investor Class, Class A or Class A2 shares, when applicable, New York Life Investments Group of Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• The right to redeem shares of a Fund may be suspended and the payment of redemption proceeds may be postponed for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the shareholders of New York Life Investments Group of Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the NYLI Money Market Fund, the Board may impose a fee upon the sale of shares. The Board also may suspend redemptions and irrevocably approve the liquidation of the NYLI Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the New York Life Investments Group of Funds takes reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We may require a written order to sell shares and a Medallion Signature Guarantee if:

Shareholder Guide

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— temporarily hold redemption proceeds of natural persons (i) age 65 or older or (ii) age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests from actual or attempted financial exploitation; however, the Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so;

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I or Class P shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each New York Life Investments Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each New York Life Investments Fund may distribute redemption proceeds in-kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

NYLI Money Market Fund

The NYLI Money Market Fund (the “Fund”) intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

Shareholder Guide

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the New York Life Investments Group of Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the New York Life Investments Group of Funds or your financial adviser immediately. If you or your financial adviser fails to notify the New York Life Investments Group of Funds within one year of the transaction, you may be required to bear the costs of any correction.

The policies and fees described in this Prospectus govern transactions with the New York Life Investments Group of Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial intermediary firm or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a New York Life Investments Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the New York Life Investments Group of Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain New York Life Investments Group of Funds may be more likely to close and reopen than others. If a New York Life Investments Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the New York Life Investments Fund, your account will be closed and you will not be able to make any additional investments in that New York Life Investments Fund. If a New York Life Investments Fund is closed to new investors, you may not exchange shares of other New York Life Investments Group of Funds for shares of that New York Life Investments Fund unless you are already a shareholder of such New York Life Investments Fund.

It is important that the New York Life Investments Group of Funds maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the New York Life Investments Group of Funds. It is the responsibility of an investor to ensure that the New York Life Investments Group of Funds is aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts and uncashed checks as possible abandoned or unclaimed property. Under certain circumstances, the New York Life Investments Group of Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. The New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a New York Life Investments Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the New York Life Investments Group of Funds for an “inactivity period” as specified in applicable state laws. If a New York Life Investments Fund is unable to establish contact with an investor, the New York Life Investments Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least annually to review your account information. Below are ways in which you can assist us in safeguarding your New York Life Investments Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylim.com/accounts to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-624-6782 and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-624-6782 Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting New York Life Investments Group of Funds in writing or through the New York Life Investments Group of Funds’ website.

Shareholder Guide

• Take action on letters received in the mail from New York Life Investment Management concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding New York Life Investments Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the New York Life Investments Group of Funds. For more information, please call 800-624-6782.

The Prospectus and SAI, related regulatory filings, and any other New York Life Investments Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The New York Life Investments Group of Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investment Management, a Subadvisor or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each New York Life Investments Fund and the Transfer Agent from fraud, Medallion Signature Guarantees may be required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees may be also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the New York Life Investments Group of Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use New York Life Investments Group of Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESAs") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all New York Life Investments Group of Funds are available for all types of retirement plans or through all distribution channels. Please contact the New York Life Investments Group of Funds at 800-624-6782 and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a New York Life Investments Fund by transferring securities to a New York Life Investments Fund in exchange for New York Life Investments Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the New York Life Investments Group of Funds' approval and determination that the securities are acceptable investments for the New York Life Investments Fund and are purchased consistent with that New York Life Investments Fund's procedures relating to in-kind purchases. The New York Life Investments Group of Funds reserves the right to amend or terminate this practice at any time. You must call the New York Life Investments Group of Funds at 800-624-6782 before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The New York Life Investments Group of Funds reserves the right to pay redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable New York Life Investments Fund’s portfolio, consistent with the New York Life Investments Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. Each Fund may distribute redemption proceeds in-kind under normal and stressed market conditions as well as during emergency or temporary circumstances. In addition, a Fund may distribute redemption proceeds in-kind to any type of shareholder or account, including retail and omnibus accounts. The New York Life Investments Group of Funds may also redeem shares in-kind upon the request of a shareholder. The securities distributed in such a redemption would be effected through a distribution of the New York Life Investments Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid, which means that they may be difficult or impossible to sell at an advantageous time or price. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he

Shareholder Guide

or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another New York Life Investments Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable for following phone instructions that NYLIM Service Company or its affiliates reasonably believe are genuine. When using the New York Life Investment Management Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at New York Life Investments Group of Funds:
• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the New York Life Investment Management Audio Response System and website at any time or if the systems become inoperable due to technical problems.

NYLI Money Market Fund Check Writing

You can sell shares of the NYLI Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees for the NYLI Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the NYLI Money Market Fund (the “Fund”) of up to 2%.

The Board (or its delegate), based on its determination that the liquidity fee is in the best interests of the Fund, may, as early as the same day, impose a liquidity fee of no more than 2% on redemptions from the Fund.

The Board may, in its discretion, terminate a liquidity fee at any time, if it believes such action to be in the best interests of the Fund and its shareholders. When a fee is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee is in effect. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylim.com/accounts, by contacting your financial adviser for instructions, or by calling us toll-free at 800-624-6782 for a form.

Shareholder Guide

Systematic Investing—Individual Shareholders Only

New York Life Investment Management offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one New York Life Investments Fund into the same New York Life Investments Fund or the same class of any other New York Life Investments Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C or Class C2 shares at the time of the initial request. You may systematically exchange a share or dollar amount from one New York Life Investments Fund into any other New York Life Investments Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among New York Life Investments Group of Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C and Class C2 shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The New York Life Investments Group of Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among New York Life Investments Group of Funds

Exchanges will be based upon each New York Life Investments Fund's NAV next determined following receipt of a properly executed exchange request.

Generally, you exchange shares when you sell all or a portion of shares in one New York Life Investments Fund and use the proceeds to purchase shares of the same class of another New York Life Investments Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain New York Life Investments Group of Funds have higher investment minimums. An exchange of shares of one New York Life Investments Fund for shares of another New York Life Investments Fund will be treated as a sale of shares of the first New York Life Investments Fund and as a purchase of shares of the second New York Life Investments Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one New York Life Investments Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one New York Life Investments Fund to the same class of another New York Life Investments Fund. When you redeem exchanged shares without a corresponding purchase of another New York Life Investments Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C or Class C2 shares and then separately buy Investor Class, Class A or Class A2 shares, you may have to pay a deferred sales charge on the Class C or Class C2 shares, as well as pay an initial sales charge on the purchase of Investor Class, Class A or Class A2 shares.

In addition, if you exchange Class C or Class C2 shares of a New York Life Investments Fund into Class C shares of the NYLI Money Market Fund or if you exchange Investor Class shares or Class A shares of a New York Life Investments Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the NYLI Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class C or Class C2 shares, as applicable, of another non-money market New York Life Investments Fund. The holding period for purposes of determining conversion of Class C or Class C2 shares into Investor Class or Class A shares also stops until you exchange back into Class C or Class C2 shares of another non-money market New York Life Investments Fund. Shareholders who hold Class C shares of a New York Life Investments Fund may exchange those shares into Class C2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. Likewise, shareholders who hold Class A shares of a New York Life Investments Fund may exchange those shares into Class A2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. The CDSC holding period applicable

Shareholder Guide

to any Class C or Class A shares will continue in the same manner when exchanged into Class A2 or Class C2 shares, or vice versa, subject to stoppage during any period such shares are exchanged into either Class C or Class A shares of the NYLI Money Market Fund, as described above.

You also may exchange shares of a New York Life Investments Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investment Management or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

NYLI Balanced Fund

NYLI Candriam Emerging Markets Debt Fund

NYLI Candriam Emerging Markets Equity Fund

NYLI CBRE Global Infrastructure Fund

NYLI CBRE Real Estate Fund

NYLI Conservative Allocation Fund

NYLI Conservative ETF Allocation Fund

NYLI Cushing MLP Premier Fund

NYLI Epoch Capital Growth Fund

NYLI Epoch Global Equity Yield Fund

NYLI Epoch International Choice Fund

NYLI Epoch U.S. Equity Yield Fund

NYLI Equity Allocation Fund

NYLI Equity ETF Allocation Fund

NYLI Fiera SMID Growth Fund

NYLI Floating Rate Fund

NYLI Growth Allocation Fund

NYLI Growth ETF Allocation Fund

NYLI Income Builder Fund

NYLI MacKay Arizona Muni Fund*

NYLI MacKay California Muni Fund**

NYLI MacKay Colorado Muni Fund***

NYLI MacKay Convertible Fund

NYLI MacKay High Yield Corporate Bond Fund

NYLI MacKay High Yield Muni Bond Fund

NYLI MacKay New York Muni Fund****

NYLI MacKay Oregon Muni Fund*****

NYLI MacKay Short Duration High Income Fund

NYLI MacKay Short Term Muni Fund

NYLI MacKay Strategic Bond Fund

NYLI MacKay Strategic Muni Allocation Fund

NYLI MacKay Tax Free Bond Fund

NYLI MacKay Total Return Bond Fund

NYLI MacKay U.S. Infrastructure Bond Fund

NYLI MacKay Utah Muni Fund******

NYLI Moderate Allocation Fund

NYLI Moderate ETF Allocation Fund

NYLI Money Market Fund

NYLI Short Term Bond Fund

NYLI S&P 500 Index Fund

NYLI PineStone Global Equity Fund

NYLI PineStone International Equity Fund

NYLI PineStone U.S. Equity Fund

NYLI Winslow Large Cap Growth Fund

NYLI WMC Enduring Capital Fund

NYLI WMC Growth Fund

NYLI WMC International Research Equity Fund

NYLI WMC Small Companies Fund

NYLI WMC Value Fund

* The Fund is registered for sale in AZ, CA, CO, GA, GU, HI, IA (Class A and Z shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), MI (Class A, Z and C shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and I shares only), NJ, NM (Class A, Z and I shares only), NV, NY OH, OR, PA, RI, SC, TX, UT, VA, WA (Class A, Z and I shares only), WI (Class A and Z shares only) and WY.

**  The Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA, and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

*** The Fund is registered for sale in AK, AZ, CA, CO, GA, GU, IA, IL, IN, KS, KY, LA, MD (Class A, Z and I shares only), MI (Class A, Z and I shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and Z shares only), NJ, NM (Class A and Z shares only), NY, OH, OR, PA, RI, TX (Class A, Z and I shares only), UT, VA, WA (Class A and Z shares only), WI (Class A, Z and I shares only) and WY

**** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

***** The Fund is registered for sale in AK, AL, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A and I shares only), NC, NE (Class A, C and I shares only), NH (Class A and I shares only), NJ, NM, NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD (Class A and I shares only), TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

****** The Fund is registered for sale in AK, AL, AR, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A, Z and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A, Z and I shares only), NC, NE (Class A and I shares only), NH (Class A, Z and I shares only), NJ, NM (Class A and I shares only), NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD, TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new investors unless you are already a shareholder of that New York Life Investments Fund or are otherwise eligible for purchase. You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the New York Life Investments Fund you wish to purchase by exchange. You can obtain a prospectus for any New York Life Investments Fund by contacting your broker, financial adviser or other financial intermediary, by visiting dfinview.com/NYLIM or by calling the New York Life Investments Group of Funds at 800-624-6782. Following an exchange, the ongoing fees and expenses of the new New York Life Investments Fund will differ from and may be higher or lower than

Shareholder Guide

those of the New York Life Investments Fund that you previously held. The Prospectus relating to the new New York Life Investments Fund includes information regarding the fees, expenses and other characteristics of the new New York Life Investments Fund.

The exchange privilege is not intended as a vehicle for short-term trading, nor are the New York Life Investments Group of Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The New York Life Investments Group of Funds reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge when exchanging shares.

Daily Dividend New York Life Investments Fund Exchanges

If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in another New York Life Investments Fund, any dividends that have been declared but not yet distributed will be credited to the new New York Life Investments Fund account. If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in more than one New York Life Investments Fund, undistributed dividends will be credited to the last New York Life Investments Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange New York Life Investments Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The New York Life Investments Group of Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a New York Life Investments Fund’s shareholders and the New York Life Investments Group of Funds’ ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the New York Life Investments Fund shares over the short term. The risks posed by excessive trading include the disruption of efficient implementation of a New York Life Investments Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of portfolio investments, requiring a New York Life Investments Fund to maintain higher levels of cash to meet redemption requests, experiencing increased transaction costs, all of which may adversely affect a New York Life Investments Fund's performance to the detriment of long-term shareholders. These risks are more pronounced in New York Life Investments Group of Funds that invest in thinly-traded or foreign securities. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of New York Life Investments Fund shares in order to protect long-term New York Life Investments Fund shareholders. These policies are discussed more fully below. Although New York Life Investments Group of Funds’ policies and procedures are designed to discourage frequent, excessive or short-term trading, there is no assurance that the New York Life Investments Group of Funds will be able to effectively detect such activity or participants engaged in such activity, or, if it is detected, to prevent its recurrence, particularly with respect to omnibus accounts as the New York Life Investments Group of Funds must rely on the cooperation of and/or information provided by third-parties, such as financial intermediaries or retirement plans. A New York Life Investments Fund may change its policies or procedures at any time without prior notice to shareholders.

The New York Life Investments Group of Funds reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor’s financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the New York Life Investments Group of Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a New York Life Investments Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the New York Life Investments Group of Funds reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of New York Life Investments Fund shares that could adversely affect a New York Life Investments Fund or its operations, including those from any individual or group who, in the New York Life Investments Group of Funds’ judgment, is likely to harm New York Life Investments Group of Funds shareholders.

The New York Life Investments Group of Funds, through New York Life Investment Management, the Transfer Agent and the Distributor, maintain surveillance procedures to detect frequent, excessive or short-term trading in New York Life Investments Group of Funds shares. As part of this surveillance process, the New York Life Investments Group of Funds examines transactions in New York Life

Shareholder Guide

Investments Group of Funds shares that exceed certain monetary thresholds or numerical limits within a specified period of time, including reviewing “round trips” in the New York Life Investments Group of Funds by investors. Round trips include purchases or exchanges into a New York Life Investments Fund followed or preceded by a redemption or exchange out of the same New York Life Investments Fund that is substantially similar in dollar terms. The New York Life Investments Group of Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a New York Life Investments Fund may place a 30-day “block” on any account if, during any 30-day period, there is a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that New York Life Investments Fund. The New York Life Investments Group of Funds may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of frequent, excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the New York Life Investments Group of Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures may be more or less restrictive than the New York Life Investments Group of Funds’ procedures.

In addition to these measures and other deterrents, the New York Life Investments Group of Funds may from time to time impose a redemption fee on redemptions or exchanges of New York Life Investments Fund shares made within a certain period of time in order to deter frequent, excessive or short-term trading and to offset certain costs associated with such trading.

The New York Life Investments Group of Funds will seek to apply its frequent trading policies and procedures as uniformly as practicable to accounts with the New York Life Investments Group of Funds, with the following exceptions:

• Short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the New York Life Investments Fund’s long-term shareholders;

• Purchases, reinvestments, redemptions and exchanges made on a systematic or automatic basis, such as dollar-cost averaging, dividend diversification and systematic withdrawals;

• Certain purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program;

• Any transactions not initiated by a shareholder or registered representative, such as redemptions of shares to pay fund or account fees;

• Permitted conversions of shares from one share class to another share class within the same New York Life Investments Fund;

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

• Transactions in qualified tuition programs operating under Section 529 of the Internal Revenue Code; and

• Transactions by fund of fund products where New York Life Investment Management or an affiliate is the program manager.

In addition, on a case-by-case basis, requests for one-time exceptions to the New York Life Investments Group of Funds’ frequent trading policies and procedures may be granted by the New York Life Investments Group of Funds’ Chief Compliance Officer based on the facts and circumstances of the request.

The NYLI Money Market Fund and the NYLI U.S. Government Liquidity Fund are intended for short-term investment horizons and do not monitor for nor prohibit short-term trading activity. Although these New York Life Investments Group of Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Apart from trading permitted or exceptions enumerated above in accordance with the New York Life Investments Group of Funds’ policies and procedures, no New York Life Investments Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of New York Life Investments Fund shares.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the New York Life Investments Group of Funds' Share Prices and the Valuation of Securities and Other Assets

Each New York Life Investments Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The New York Life Investments Group of Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a New York Life Investments Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the NYLI Money Market Fund and other New York Life Investments Group of Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of a New York Life Investments Fund’s investments are not available or, in the judgment of New York Life Investment Management, do not accurately reflect the fair value of a security, the fair value of the investment will be determined in good faith in accordance with procedures approved by the Board. Changes in the value of a New York

Shareholder Guide

Life Investments Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investment Management, in consultation with the Subadvisor(s) (if applicable), determines that a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures approved by the Board. A New York Life Investments Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New York Life Investments Fund does not price its shares. Consequently, the value of portfolio securities of a New York Life Investments Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a New York Life Investments Fund's assets invested in one or more Underlying Funds, the New York Life Investments Fund's NAV is calculated based upon the NAVs of those Underlying Funds, except for exchange-traded Underlying Funds, which are generally valued based on market prices.

The Board has adopted joint valuation procedures of the New York Life Investments Group of Funds and New York Life Investment Management establishing methodologies for the valuation of the New York Life Investments Group of Funds’ portfolio securities and other assets. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management as the valuation designee to perform fair valuation determinations for each New York Life Investments Fund with respect to all Fund investments and/or other assets for which market quotations are not readily available. New York Life Investment Management, in its role as valuation designee, utilizes the assistance of a Valuation Committee to support its obligations in determining fair value of the New York Life Investments Group of Funds’ securities and/or other assets. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets and the specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the New York Life Investments Fund calculates its NAV or based on other considerations. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The New York Life Investments Group of Funds expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The New York Life Investments Group of Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain New York Life Investments Group of Funds, notably the New York Life Investments International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. For Underlying Funds in which the New York Life Investments Group of Funds may invest, additional information about the circumstances when those Underlying Funds may use fair value pricing may be found in each Underlying Fund’s respective prospectus.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information about the valuations of the New York Life Investments Group of Funds’ securities and other assets and on how NAV is calculated.

Portfolio Holdings Information

A description of the New York Life Investments Group of Funds' policies and procedures with respect to the disclosure of each of the New York Life Investments Group of Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the New York Life Investments Group of Funds' portfolio holdings will be made public at nylim.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-624-6782.

The NYLI Money Market Fund will post on the New York Life Investments Group of Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. NYLI Money Market Fund's postings will remain on the New York Life Investments Group of Funds' website for a period of at least six months after posting. Also, in the case of the NYLI Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the New York Life Investments Group of Funds’ website.

The portfolio holdings for NYLI Cushing MLP Premier Fund will be made public 60 days after quarter end.

The portfolio holdings for NYLI MacKay High Yield Corporate Bond Fund, NYLI Short Duration High Income Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund will be made public 30 days after quarter end.

The portfolio holdings for NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund and NYLI Epoch U.S. Equity Yield Fund will be made public 15 days after month end.

The portfolio holdings for NYLI MacKay U.S. Infrastructure Bond Fund and NYLI Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate New York Life Investments Fund’s website and remain accessible until an updated Form N-CSR is filed or a Form N-PORT is filed.

Shareholder Guide

New York Life Investment Management (or its affiliates) offers a variety of collective investment funds including mutual funds and ETFs, in some cases in the same investment strategy, which may have different portfolio holdings disclosure schedules or frequency.

OPERATION AS A MANAGER OF MANAGERS

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the New York Life Investments Group of Funds. The Manager and the New York Life Investments Group of Funds, including the New York Life Investments Group of Funds that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a New York Life Investments Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investment Management, or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (“Wholly-Owned Subadvisors”). The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors. In addition, pursuant to a no-action position issued by the staff of the SEC, Funds covered by this Prospectus may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise an “affiliated person” (as defined in the 1940 Act) of New York Life Investment Management (“Affiliated Subadvisors”) provided that certain conditions are met (“Interpretive Relief”). This authority is subject to certain conditions, including that each New York Life Investments Fund will notify shareholders and provide them with certain information within 90 days of hiring a new subadvisor.

Certain New York Life Investments Group of Funds, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order and Interpretive Relief as they relate to Wholly-Owned Subadvisors, Affiliated Subadvisors and unaffiliated subadvisors, while other New York Life Investments Group of Funds may rely on the Order only as it relates to unaffiliated subadvisors. Certain other New York Life Investments Group of Funds may not rely on any aspect of the Order without obtaining shareholder approval.

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	x
NYLI Income Builder Fund		x
NYLI MacKay Convertible Fund		x
NYLI MacKay High Yield Corporate Bond Fund		x
NYLI MacKay Strategic Bond Fund		x
NYLI MacKay Tax Free Bond Fund		x
NYLI MacKay U.S. Infrastructure Bond Fund		x
NYLI Money Market Fund		x
NYLI Winslow Large Cap Growth Fund		x
NYLI WMC Enduring Capital Fund		x
NYLI WMC Value Fund		x

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund		x
NYLI Candriam Emerging Markets Equity Fund	x
NYLI CBRE Global Infrastructure Fund	x
NYLI CBRE Real Estate Fund	x
NYLI Conservative Allocation Fund			x
NYLI Conservative ETF Allocation Fund	x
NYLI Cushing MLP Premier Fund		x

Shareholder Guide

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NYLI Epoch Capital Growth Fund	x
NYLI Epoch Global Equity Yield Fund		x
NYLI Epoch International Choice Fund		x
NYLI Epoch U.S. Equity Yield Fund		x
NYLI Equity Allocation Fund			x
NYLI Equity ETF Allocation Fund	x
NYLI Fiera SMID Growth Fund	x
NYLI Floating Rate Fund			x
NYLI Growth Allocation Fund			x
NYLI Growth ETF Allocation Fund	x
NYLI MacKay Arizona Muni Fund	x
NYLI MacKay California Muni Fund		x
NYLI MacKay Colorado Muni Fund	x
NYLI MacKay High Yield Muni Bond Fund		x
NYLI MacKay New York Muni Fund		x
NYLI MacKay Oregon Muni Fund	x
NYLI MacKay Short Duration High Income Fund		x
NYLI MacKay Short Term Muni Fund			x
NYLI MacKay Strategic Muni Allocation Fund	x
NYLI MacKay Total Return Bond Fund			x
NYLI MacKay Utah Muni Fund	x
NYLI Moderate Allocation Fund			x
NYLI Moderate ETF Allocation Fund	x
NYLI Short Term Bond Fund			x
NYLI S&P 500 Index Fund			x
NYLI PineStone Global Equity Fund	x
NYLI PineStone International Equity Fund	x
NYLI PineStone U.S. Equity Fund	x
NYLI WMC Growth Fund	x
NYLI WMC International Research Equity Fund		x
NYLI WMC Small Companies Fund		x

*  The shareholders of these Funds must separately approve the use of the Order as it relates to Wholly-Owned Subadvisors before it may be relied upon to hire, or to modify existing or future subadvisory agreements with, Wholly-Owned Subadvisors.

**  The shareholders of each of these Funds must approve the operation of the respective New York Life Investments Fund in accordance with the Order for the Manager and the New York Life Investments Fund to rely on the Order as it relates to Wholly-Owned Subadvisors and/or unaffiliated subadvisors.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, pays this income to you as "dividends." The dividends paid by each New York Life Investments Fund will vary based on the income from its investments and the expenses incurred by the New York Life Investments Fund.

Each Fund reserves the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each New York Life Investments Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of seeking to maintain its share price at $1.00, among other things, the NYLI Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The New York Life Investments Group of Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following Funds are declared and paid at least annually:

NYLI Candriam Emerging Markets Equity Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Fiera SMID Growth Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund, NYLI S&P 500 Index Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI

Shareholder Guide

PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least quarterly:

NYLI Balanced Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI MacKay Convertible Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least monthly:

NYLI Candriam Emerging Markets Debt Fund, NYLI Cushing MLP Premier Fund, NYLI Income Builder Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund and NYLI Short Term Bond Fund

Dividends from the net investment income (if any) of the following Funds are declared daily and paid at least monthly:

NYLI Floating Rate Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Money Market Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the New York Life Investments Group of Funds receives your purchase request in good order.

Shareholders generally prefer to buy after the dividend payment. Shareholders may prefer to avoid buying shares shortly before a dividend payment because part of their investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The New York Life Investments Group of Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The New York Life Investments Group of Funds will normally declare and distribute any capital gains, if any, to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of New York Life Investments Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the New York Life Investments Group of Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same New York Life Investments Fund; or

• another New York Life Investments Fund of your choice (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same New York Life Investments Fund.

3. Take the capital gains in cash and reinvest the dividends in the same New York Life Investments Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same New York Life Investments Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another New York Life Investments Fund of your choice (subject to eligibility requirements and other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original New York Life Investments Fund.

7. Reinvest all or a percentage of the dividends in another New York Life Investments Fund (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original New York Life Investments Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same New York Life Investments Fund.

If you prefer to reinvest dividends and/or capital gains in another New York Life Investments Fund, you must first establish an account in that class of shares of the New York Life Investments Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Shareholder Guide

UNDERSTAND THE TAX CONSEQUENCES

NYLI Cushing MLP Premier Fund, New York Life Investments International/Global Equity Funds, New York Life Investments Mixed Asset Funds, NYLI Money Market Fund, New York Life Investments Taxable Bond Funds and New York Life Investments U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Group of Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a New York Life Investments Fund's realized capital gains are subject to tax based on the length of time a New York Life Investments Fund holds its investments, regardless of how long you hold New York Life Investments Fund shares. Generally, if a New York Life Investments Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such New York Life Investments Group of Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the NYLI Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees for the NYLI Money Market Fund” above for additional information regarding liquidity fees.

New York Life Investments Tax-Exempt Funds

The New York Life Investments Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund, Arizona, California, Colorado, New York, Oregon and Utah personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these New York Life Investments Tax-Exempt Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These New York Life Investments Tax-Exempt Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such New York Life Investments Tax-Exempt Funds hold investments, regardless of how long you hold New York Life Investments Tax-Exempt Funds’ shares. If any of the New York Life Investments Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a New York Life Investments Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

Shareholder Guide

• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

NYLI MacKay Arizona Muni Fund

NYLI MacKay Arizona Muni Fund intends to provide shareholders with current income exempt from federal and Arizona personal income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). In general, shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Arizona personal income tax and Arizona corporate income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Arizona Muni Fund to purchase or carry shares of the Fund generally will not be deductible for purposes of Arizona personal income tax or Arizona corporate income tax. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Arizona Muni Fund.

NYLI MacKay California Muni Fund

So long as, at the close of each quarter of the NYLI MacKay California Muni Fund’s taxable year, at least 50% of the value of the NYLI MacKay California Muni Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay California Muni Fund to purchase or carry shares of that Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of NYLI MacKay California Muni Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Colorado Muni Fund

NYLI MacKay Colorado Muni Fund seeks to provide shareholders with current income exempt from federal and Colorado income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Exempt-interest dividends paid by the Fund generally should not be subject to Colorado income tax to the extent such dividends are attributable to interest income on obligations of the State of Colorado or any political subdivisions thereof. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Colorado personal income tax and Colorado corporate income tax. Some such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax (AMT) for individuals, estates and trusts. The Colorado AMT does not apply to corporate taxpayers. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Colorado Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Colorado income tax purposes. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Colorado Muni Fund.

NYLI MacKay New York Muni Fund

NYLI MacKay New York Muni Fund seeks to comply with certain state tax requirements so that individual shareholders of NYLI MacKay New York Muni Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, NYLI MacKay New York Muni Fund will invest in New York State or municipal bonds. Individual shareholders of NYLI MacKay New York Muni Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by NYLI MacKay New York Muni Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of the NYLI MacKay New York Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Oregon Muni Fund

NYLI MacKay Oregon Muni Fund seeks to provide shareholders with current income exempt from federal and Oregon income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). Such distributions will also be exempt from Oregon personal income tax to the extent they are attributable to interest on (i) obligations issued by or on behalf of the State of Oregon and its political subdivisions, and (ii) obligations of any authority, commission, instrumentality and territorial possession of the United States that by the laws of the United Sate are exempt from federal income tax but not from state income taxes. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Oregon

Shareholder Guide

personal income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Oregon Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Oregon personal income tax purposes. In general, distributions by the Fund, including exempt-interest dividends, are not exempt for purposes of the Oregon corporate income and excise taxes. Oregon also imposes a “corporate activity tax” (CAT), which is a gross receipts tax whose applicability is not limited to corporations as its name implies. The CAT is imposed on corporate and non-corporate businesses for the privilege of doing business in Oregon and is measured by the gross receipts (subject to certain exclusions) that a business realizes from transactions and activity in Oregon. While interest and dividend income are generally exempt from the Oregon CAT, other distributions from the Fund may not be exempt. Prospective shareholders should consult their tax advisers about these and other state and local tax consequences of investing in the NYLI MacKay Oregon Muni Fund.

NYLI MacKay Short Term Muni Fund

NYLI MacKay Short Term Muni Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of tax-exempt municipal debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the NYLI MacKay Short Term Muni Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the NYLI MacKay Short Term Muni Fund to be able to pay distributions from its net tax-exempt income. Although the NYLI MacKay Short Term Muni Fund normally will seek to qualify to pay distributions from its net tax-exempt income, there is no guarantee that the NYLI MacKay Short Term Muni Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the NYLI MacKay Short Term Muni Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a NYLI MacKay Short Term Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the NYLI MacKay Short Term Muni Fund’s distributions from tax-exempt income.

NYLI MacKay Utah Muni Fund

NYLI MacKay Utah Muni Fund intends to provide shareholders with current income exempt from federal and Utah personal income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Such dividends will also be exempt from Utah personal income tax to the extent they are attributable to interest income on (i) obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal government issuers, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and Utah state personal income tax, and (ii) obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and, pursuant to Utah statutory authority, from Utah personal (but not corporate) income taxes. The Utah State Tax Commission previously provided an administrative determination identifying those states (consisting of states that do not impose personal income tax on interest from Utah obligations), but has ceased providing that guidance. There can be no certainty as to the ongoing exemption from Utah personal income tax of the interest on obligations of states other than Utah. Other distributions from the Fund generally will not be exempt from Utah income tax. Distributions of interest income by the NYLI MacKay Utah Muni Fund are generally not exempt from the Utah corporate franchise and income tax, although Utah may allow a partial tax credit for such amounts. Prospective shareholders of the NYLI MacKay Utah Muni Fund should consult their tax advisers about these and other state and local tax consequences of investing in the Fund.

New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds are subject to tax, whether you take them as cash or automatically reinvest them. These Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds and Underlying ETFs. Distributions of the long-term capital gains of the New York Life Investments Asset Allocation Funds, New York Life Investments ETF Asset Allocation Funds or Underlying Funds and Underlying ETFs will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these Funds and the reallocation of investments among Underlying Funds and Underlying ETFs could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds and Underlying ETFs earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Shareholder Guide

NYLI Cushing MLP Premier Fund

As a regulated investment company ("RIC"), the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In accordance with the tax requirements applicable to a RIC, the Fund will, as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships, which are treated as partnerships for U.S. federal income tax purposes and are defined more specifically in the provisions applicable to RICs.

To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, the Fund may realize taxable income and distributions to the Fund's shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture. Such taxable income from recapture may be realized even if an MLP interest is sold at a loss or may exceed the gain if the MLP interest is sold at a gain. Losses allocated to the Fund from one MLP investment will carry forward as separate passive activity losses until such investment generates income or is itself sold, with such losses not being available in the meantime to offset income or gains allocated to the Fund from other MLP investments. Any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize income and/or realized gain or losses for U.S. federal income tax purposes.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Tax Reporting and Withholding (All Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as exempt-interest dividends, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For New York Life Investments Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the New York Life Investments Group of Funds’ default method (i.e., average cost if available) will be used.

The New York Life Investments Group of Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the New York Life Investments Group of Funds with your correct taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup

Shareholder Guide

withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the New York Life Investments Group of Funds.

The New York Life Investments Group of Funds is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the New York Life Investments Group of Funds to determine whether withholding is required.

Return of Capital (All Funds)

If a New York Life Investments Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

Tax Treatment of Exchanges (All Funds)

An exchange of shares of one New York Life Investments Fund for shares of another generally will be treated as a sale of shares of the first New York Life Investments Fund and a purchase of shares of the second New York Life Investments Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a New York Life Investments Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their New York Life Investments Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the New York Life Investments Fund, to the extent reported by the New York Life Investments Fund. There can be no assurance as to whether any of a New York Life Investments Group of Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the New York Life Investments Group of Funds. Moreover, depending on the circumstances, a New York Life Investments Fund may report all, some or none of the New York Life Investments Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the New York Life Investments Group of Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any New York Life Investments Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The New York Life Investments Group of Funds is also required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the New York Life Investments Group of Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?

The Board oversees the actions of the Manager, the Subadvisors and the Distributor and decides on general policies governing the operations of the Funds. The Board also oversees the Funds' officers, who conduct and supervise the daily business of the Funds.

New York Life Investment Management is located at 51 Madison Avenue, New York, New York 10010. New York Life Investment Management, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2025, New York Life Investment Management and its affiliates managed approximately $808 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Funds and subject to the oversight of the Board, the Manager provides various advisory services to the Funds. The Manager is responsible for, among other things, managing all aspects of the advisory operations of each Fund and the composition of the investment portfolio of each Fund. The Manager has delegated certain advisory duties with regard to certain Funds (including management of all or a portion of a Fund’s assets) to the Subadvisors. The Manager supervises the services provided by the Subadvisors by performing due diligence, evaluating the performance of the Subadvisors and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisors.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Funds with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Funds and providing various compliance services.

The Manager pays the Funds' Chief Compliance Officer’s compensation (a portion of which may be reimbursed by the Funds), the salaries and expenses of all personnel affiliated with the Funds, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Funds, including the fees paid to the Subadvisors. Pursuant to a management agreement with each Fund, the Manager is entitled to receive fees from each Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2025, each Fund paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of the Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2025
NYLI Balanced Fund	0.65%
NYLI Candriam Emerging Markets Debt Fund	0.70%
NYLI Floating Rate Fund	0.59%
NYLI Income Builder Fund	0.63%
NYLI MacKay Arizona Muni Fund	0.45%
NYLI MacKay California Muni Fund	0.45%
NYLI MacKay Colorado Muni Fund	0.45%
NYLI MacKay Convertible Fund	0.55%
NYLI MacKay High Yield Corporate Bond Fund	0.54%
NYLI MacKay High Yield Muni Bond Fund	0.53%
NYLI MacKay New York Muni Fund	0.44%
NYLI MacKay Oregon Muni Fund	0.45%
NYLI MacKay Short Duration High Income Fund	0.65%
NYLI MacKay Short Term Muni Fund	0.35%
NYLI MacKay Strategic Bond Fund	0.57%
NYLI MacKay Strategic Muni Allocation Fund	0.40%
NYLI MacKay Tax Free Bond Fund	0.41%
NYLI MacKay Total Return Bond Fund	0.38%
NYLI MacKay U.S. Infrastructure Bond Fund	0.47%

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NYLI MacKay Utah Muni Fund	0.45%
NYLI Money Market Fund	0.40%
NYLI Short Term Bond Fund	0.25%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for each Fund (except for NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund), please refer to each Fund's Form N-CSR for the period ended April 30, 2025. For information regarding the basis of the Board's approval of the management agreement and subadvisory agreements for the NYLI Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund, please refer to each Fund's Form N-CSR for the period ended October 31, 2024.

The Manager is not responsible for records maintained by the Subadvisors, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Funds.

Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan") provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investment Management in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, JPMorgan is compensated by New York Life Investment Management.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Voluntary

New York Life Investment Management may voluntarily waive or reimburse expenses of the NYLI Money Market Fund to the extent it deems appropriate.

New York Life Investment Management may voluntarily waive a portion of the fee for fund accounting services for NYLI MacKay High Yield Corporate Bond Fund, NYLI Income Builder Fund and NYLI MacKay Tax Free Bond Fund to the extent it deems appropriate.

These expense limitation policies and waivers are voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in this Prospectus.

Contractual

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of certain New York Life Investments Funds so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the percentage of average daily net assets set forth below:

NYLI Balanced Fund: Class A, 1.04%.

NYLI Candriam Emerging Markets Debt Fund: Class A, 1.15%, Class I, 0.85%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement, to Investor Class and Class C shares.

NYLI Floating Rate Fund: Class A, 1.05%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to other share classes, except Class R6.

NYLI MacKay Arizona Muni Fund: Class A, 0.80%, Class C, 1.10%, Class I, 0.55%, Class Z, 0.74%.

NYLI MacKay California Muni Fund: Class A, 0.75%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to other share classes, except Class R6.

NYLI MacKay Colorado Muni Fund: Class A, 0.80%, Class C, 1.10%, Class I, 0.55%, Class Z, 0.785%.

NYLI MacKay Convertible Fund: Class I, 0.61%.

NYLI MacKay High Yield Muni Bond Fund: Class A, 0.875. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to other share classes, except Class R6.

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NYLI MacKay New York Muni Fund: Class A, 0.75%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to other share classes, except Class R6.

NYLI MacKay Oregon Muni Fund: Class A, 0.80%, Class C, 1.10%, Class I, 0.55%, Class Z, 0.71%.

NYLI MacKay Short Duration High Income Fund: Class A, 1.02%, Investor Class, 1.13%, Class C, 1.88%, Class I, 0.78%.

NYLI MacKay Short Term Muni Fund: Class A, 0.70%, Class A2, 0.70%, Class I, 0.40%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement to Investor Class shares.

NYLI MacKay Strategic Bond Fund: Class I, 0.68%.

NYLI MacKay Strategic Muni Allocation Fund: Class A, 0.77%, Class R6, 0.50% and Class Z, 0.79%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points as the Class A shares waiver/reimbursement to Investor Class, Class C, Class C2 and Class I shares.

NYLI MacKay Total Return Bond Fund: Class A, 0.88%, Class I, 0.35%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to other share classes, except Class R6.

NYLI MacKay U.S. Infrastructure Bond Fund: Class A, 0.85%, Class R6, 0.53%. New York Life Investment Management will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class, Class C and Class I shares.

NYLI MacKay Utah Muni Fund: Class A, 0.80%, Class C, 1.10%, Class I, 0.55%, Class Z, 0.90%.

NYLI Money Market Fund: Class A, 0.70%, Investor Class, 0.80%, Class C, 0.80%, SIMPLE Class, 0.80%.

NYLI Short Term Bond Fund: Class A, 0.82%, Investor Class, 0.92%, Class I, 0.40%, SIMPLE Class, 1.17%.

All Funds:

Except as otherwise stated in this Prospectus, New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short with respect to the NYLI MacKay Strategic Bond Fund), litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I.

New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees.

These agreements will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investment Management serves as Manager of the Funds and chairs the Committee responsible for making the asset allocation decisions for the NYLI Balanced Fund and NYLI Income Builder Fund.

Under the supervision of the Manager, the Subadvisors listed below are responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for all the Funds they oversee. For these services, each Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Funds. See the SAI for a breakdown of fees.

Candriam has its principal office at 19-21 route d’Arlon L-8009 Strassen, Luxembourg. As of December 31, 2025, Candriam had $190.9 billion in assets under supervision. Candriam is an indirect majority-owned subsidiary of New York Life. Candriam is the subadvisor for NYLI Candriam Emerging Markets Debt Fund.

Epoch Investment Partners, Inc. ("Epoch") is located at 1 Vanderbilt Avenue, New York, New York 10017. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. As of December 31, 2025, Epoch managed approximately $29.7 billion in assets. Epoch is the subadvisor to the equity portion of the NYLI Income Builder Fund.

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MacKay Shields LLC ("MacKay Shields") is located at 299 Park Avenue, 32nd Floor, New York, New York 10171. MacKay Shields was privately held until 1984 when it became a subsidiary of New York Life. As of December 31, 2025, MacKay Shields managed approximately $158.9 billion in assets. MacKay Shields is the subadvisor to the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Convertible Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund. MacKay Shields serves as subadvisor for the NYLI Income Builder Fund’s fixed-income investments, and collaborates with New York Life Investment Management concerning the overall asset allocation decisions for the Fund. As a result, MacKay Shields may be subject to potential conflicts of interest in allocating the NYLI Income Builder Fund’s assets. Therefore, MacKay Shields will carefully analyze its allocation decisions and take all steps it believes to be necessary to minimize these potential conflicts of interest.

NYL Investors LLC ("NYL Investors") is located at 51 Madison Avenue, New York, New York 10010. The firm was established in 2014 as an independent investment adviser and previously operated as an investment division of New York Life Investment Management. NYL Investors is a wholly-owned subsidiary of New York Life. As of December 31, 2025, NYL Investors managed approximately $334 billion in assets. NYL Investors is the subadvisor to the NYLI Floating Rate Fund, NYLI Money Market Fund and NYLI Short Term Bond Fund. NYL Investors serves as subadvisor for the fixed-income portion of the NYLI Balanced Fund.

Wellington Management Company LLP (“Wellington”) has its principal offices at 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2025, Wellington had over $1.3 trillion of assets under management. Wellington is the subadvisor to the equity portion of the NYLI Balanced Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Funds' portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of shares of the Funds is available in the SAI.

Zachary Aronson

Mr. Aronson has managed the NYLI Income Builder Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund since 2025, NYLI Short Term Bond Fund and NYLI Balanced Fund since February 2026. He is an officer of NYL Investors and a Structured Products Credit Analyst supporting the Global Credit and Global Fixed Income teams with MacKay Shields. Mr. Aronson covers RMBS, CMBS, and ABS sectors. He joined the Global Fixed Income team in April 2019 as an Associate Director and Structured Products Credit Analyst. Prior to joining MacKay Shields, Mr. Aronson worked at Ally Bank where he was responsible for analyzing and trading Asset Backed Securities, Commercial Mortgage-Backed Securities and non-Agency Residential Mortgage-Backed Securities. Mr. Aronson earned a Bachelor of Science in Finance in 2009 from the Robert H. Smith School of Business at the University of Maryland, College Park and has been in the investment management industry since 2009.

Robert Burke, CFA

Mr. Burke has managed the NYLI MacKay U.S. Infrastructure Bond Fund since 2019. He joined MacKay Shields as a Managing Director in 2017. Before joining the firm, Mr. Burke held various leadership roles in capital markets over the last 30 years, spending most of his time in the municipal markets. In his last role, he managed the Global Futures, Derivative Clearing, and Foreign Exchange Prime Brokerage businesses at Bank of America Merrill Lynch. Prior to that, Mr. Burke ran Credit Hedge Fund Sales, the group that was responsible for marketing credit & interest rate derivatives, as well as CLOs and structured products to institutional investors. He also worked in the firm’s private equity group, raising capital for leveraged buyout and venture capital funds. Mr. Burke started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. He holds a Master of Business Administration degree from the Gabelli School at Fordham University, and a Bachelor of Arts degree with High Honors in Economics from Colgate University. He is a CFA® charterholder.

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Dohyun Cha, CFA

Mr. Cha has managed the NYLI MacKay High Yield Corporate Bond Fund and the NYLI MacKay Short Duration High Income Fund since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the energy sector. Prior to joining MacKay Shields in 2006, Mr. Cha was a Vice President at Credit Suisse, where he was an equity analyst covering the basic materials sector. Previously, Mr. Cha was a Financial Analyst in the Investment Banking Division of CIBC World Markets. He received a BS from Boston College and is a CFA® charterholder. Mr. Cha has been working in the investment industry since 1997.

Won Choi, CFA

Mr. Choi has managed the NYLI MacKay High Yield Corporate Bond Fund and the NYLI MacKay Short Duration High Income Fund since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the financials and metals & mining sectors. Prior to joining MacKay Shields in 2002, he was an Associate at Fenway Partners, Inc, a middle market private equity firm. Previously, Mr. Choi was a Financial Analyst in the Investment Banking Division of Salomon Smith Barney. He received a BA from Yale University and is a CFA® charterholder. Mr. Choi has been working in the investment industry since 1997

Michael Denlinger, CFA

Mr. Denlinger has been a portfolio manager of the NYLI MacKay California Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay U.S. Infrastructure Bond Fund since 2021; NYLI MacKay New York Muni Fund since 2022; and NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund since 2024. He joined MacKay Shields in 2019 and is currently a Managing Director. Prior to joining MacKay Shields, Mr. Denlinger was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Mr. Denlinger earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. Mr. Denlinger is a CFA® charterholder and has been in the financial services industry since 2014.

Michael DePalma

Mr. DePalma has managed the NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI Income Builder Fund since 2023, NYLI Short Term Bond and NYLI Balanced Fund since February 2026. He is an officer of NYL Investors and Co-Head of the Global Fixed Income team and a Senior Portfolio Manager with MacKay Shields. Mr. DePalma is responsible for managing all Multi-Sector and related strategies. Previously, he was Co-Head of MacKay Shields’ Macro and Quantitative Solutions. Prior to joining MacKay Shields, Mr. DePalma was the CEO of PhaseCapital, where he managed systematic macro and credit strategies. Prior to joining PhaseCapital, Mr. DePalma was Chief Investment Officer for Quantitative Investment Strategies and Director of Fixed Income Absolute Return at AllianceBernstein where he managed multi-asset, multi-sector, global and credit fixed income, as well as stand-alone and overlay currency strategies. Prior to assuming this role, Mr. DePalma was Global Director of Fixed Income Quantitative Research. Mr. DePalma graduated with a B.S. from Northeastern University and a M.S. from New York University’s Courant Institute of Mathematical Sciences. He has been in the investment industry since 1990.

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Robert DiMella, CFA

Mr. DiMella is an Executive Managing Director of MacKay Shields, Co-Head of MacKay Municipal Managers. He has managed the NYLI MacKay Tax Free Bond Fund since 2009, NYLI MacKay High Yield Muni Bond Fund since 2010, NYLI MacKay New York Muni Fund, NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay California Muni Fund since 2013, NYLI MacKay Short Term Muni Fund since 2015 and NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay U.S. Infrastructure Bond Fund since 2019. Previously, he was the President and co-founder of Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. He was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock's merger with Merrill Lynch Investment Managers (MLIM), he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1993 to 2006. He is a member of MacKay’s Senior Leadership Team. Mr. DiMella earned his Master's degree at Rutgers University Business School and a Bachelors Degree at the University of Connecticut. He is a CFA® charterholder.

David Dowden

Mr. Dowden is a Managing Director and Portfolio Manager at MacKay Shields. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Tax Free Bond Fund since 2014, NYLI MacKay Short Term Muni Fund since 2015 and NYLI MacKay Strategic Muni Allocation Fund; NYLI MacKay U.S. Infrastructure Bond Fund since 2019 and NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund since 2024. Before joining the firm, he was Chief Investment Officer at Financial Guaranty Insurance Company. He was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. He has an AB from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Ian France, CFA

Mr. France has managed the NYLI MacKay High Yield Muni Bond Fund since 2024. He is currently a Managing Director and portfolio manager at MacKay Shields. He joined MacKay Shields in 2015. Before joining the firm he held an internship at law firm Sidley Austin in Chicago, IL, where he performed internal risk analysis. Ian graduated cum laude from Duquesne University with a BS in Economics. He is a CFA® Charterholder.

M
Gregory Fantoni

Mr. Fantoni has managed the NYLI Floating Rate Fund since 2025. Mr. Fantoni is an Investment Analyst and Assistant Portfolio Manager in the High-Yield Credit Group at NYL Investors. He joined NYL Investors in 2016 and is responsible for sector-specific investment analysis and fundamental credit research for non-investment grade assets including floating rate loans and high-yield bonds. Prior to joining NYL Investors, Mr. Fantoni was an investment banking associate at Credit Suisse. Prior to Credit Suisse, he was a corporate banking analyst at Citi. Mr. Fantoni received a B.S.B.A. from Georgetown University.

Betsy M. George

Ms. George has managed the NYLI Balanced Fund since 2025. She is a Managing Director and Equity Research Analyst and joined Wellington in 2017. Ms. George has been in the investment management industry since 2004. She earned an MBA from Harvard Business School and a BS in economics, with honors, from the Wharton School at the University of Pennsylvania.

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Ravi Gill, CFA

Mr. Gill has managed the NYLI Balanced Fund since 2025. He joined Wellington in 2019 and is currently a Managing Director and Equity Research Analyst. Prior to joining Wellington, he worked as a research analyst at Capital Group from 2013 to 2018. Mr. Gill earned his MSc in accounting and BBA in finance and investments, summa cum laude, from Baruch College of the City University of New York. Additionally, Mr. Gill holds the Chartered Financial Analyst designation and is a member of the CFA® Institute.

Sanjit Gill, CFA

Mr. Gill has managed the NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Short Term Muni Fund and NYLI MacKay Strategic Muni Allocation Fund since 2023. He joined MacKay Shields in 2021 and is currently a Managing Director. Prior to joining, he was a retail high grade and electronic trader at Bank of America Merrill Lynch. He earned a Bachelor’s degree in Mathematics and Psychology from Baruch College in 2016 and a Master’s in Applied Mathematics from Hunter College in 2021. He is a CFA® Charterholder, and has been in the financial services industry since 2016.

Matthew Hage

Mr. Hage has managed the NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund since 2024. He is a Managing Director, Portfolio Manager and Trader for MacKay Municipal Managers. Mr. Hage’s primary focus is the investment-grade component of the market. He joined MacKay Shields in 2024. Previously, Mr. Hage was a senior underwriter and institutional trader at Citigroup from 2018 to 2024 and Bank of America Merrill Lynch from 2011 to 2018. Prior to his municipal career, Mr. Hage served on active duty in the United States Navy. He held various operations linked positions and ultimately was honorably discharged after achieving the rank of Lieutenant. Mr. Hage earned a B.S. in Economics from the United States Naval Academy and an M.B.A. from the University of Maryland Business School. He has worked in the financial services industry since 2011.

Nate Hudson, CFA

Mr. Hudson has managed the NYLI MacKay High Yield Corporate Bond Fund and the NYLI MacKay Short Duration High Income Fund since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the automotive and services sectors. Prior to joining MacKay Shields in 2008, Mr. Hudson was a Senior Analyst of High Yield Credit in Strategic Capital’s (White Ridge Advisors) proprietary investment group at Banc of America Securities. Previously, he was a sell-side High Yield Analyst at Banc of America Securities and a High Yield Credit Analyst at Nomura Corporate Research & Asset Management (NCRAM). Mr. Hudson received a BA from Yale University and is a CFA® charterholder. He has been working in the investment industry since 1991.

Adam H. Illfelder, CFA

Mr. Illfelder has managed the NYLI Balanced Fund since 2021. He is Senior Managing Director and Portfolio Manager and joined Wellington in 2005. Mr. Illfelder has been in the investment management industry since 1997. He earned his MBA from Northwestern University (Kellogg, 2001) and his BS in economics from the University of Pennsylvania (1997). Additionally, Mr. Illfelder is a CFA® charterholder and is a member of the CFA Institute.

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Michael Jin, CFA

Mr. Jin has managed the NYLI Income Builder Fund since 2024. He is a portfolio manager, managing director, and senior research analyst for TD Epoch’s Shareholder Yield investment strategies. Before joining the firm in 2010, Mr. Jin was a research analyst at AllianceBernstein. Prior to AllianceBernstein, he worked as a corporate finance consultant at McKinsey & Company and as a process engineer at Praxair, Inc. where he was awarded four U.S. patents. Mr. Jin completed his undergraduate courses at the University of Science & Technology of China, received an M.S. from the University of Notre Dame, an M.S. from SUNY at Buffalo, and an MBA from the University of Chicago.

Migene S. Kim, CFA

Ms. Kim has managed NYLI Balanced Fund and the NYLI Income Builder Fund since 2025. Ms. Kim is a Managing Director at New York Life Investment Management and has been with the firm since August 2022. Previously, Ms. Kim was a Portfolio Manager and Senior Analyst at MacKay Shields LLC or its predecessors since 2005. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

John Lawlor

Mr. Lawlor has managed the NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund since 2019 and NYLI MacKay High Yield Muni Bond Fund since 2024. He is currently a Managing Director, portfolio manager and trader at MacKay Shields. He joined MacKay Shields in 2016. Before joining the firm he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997 to 2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University in 1997. He has been in the financial services industry since 1997.

Frances Lewis

Ms. Lewis has managed the NYLI MacKay Tax Free Bond Fund since 2014, NYLI MacKay Short Term Muni Fund since 2015, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund and NYLI MacKay New York Muni Fund since 2017 and NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Strategic Muni Allocation Fund since 2019. She joined MacKay Shields in July 2009 and is currently a Senior Managing Director and Director of Research for MacKay Municipal Managers. Ms. Lewis was the Director of Research for Mariner Municipal Managers and was previously at Merrill Lynch. Ms. Lewis began her municipal analyst career in 1991 as an Analyst for Merrill Lynch Investment Managers where she was a Senior Fund Analyst covering various sectors of the municipal market and becoming a Director in the Municipal Research Group in 1997. Ms. Lewis earned an MBA from Boston University and a BA from the University of Michigan.

Lin Lin, CFA

Ms. Lin has managed the NYLI Income Builder Fund since 2024. Ms. Lin is a portfolio manager and Head of the Quantitative Research team. Prior to joining Epoch in 2017, Ms. Lin was a vice president and equity strategist on the Global Quantitative Research team at Morgan Stanley, where she helped launch their global quantitative product and published research on a variety of topics, including stock selection and ESG investing. Before that, Ms. Lin was an assistant vice president and senior research analyst on the Quantitative Research and Portfolio Strategy team at Sanford C. Bernstein. Ms. Lin began her career as a consulting associate at FMI Corp. Ms. Lin has a B.A. in Economics from Nanjing University, and an M.A. in Economics from Duke University.

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John Loffredo, CFA

Mr. Loffredo is an Executive Managing Director of MacKay Shields and Co-Head of MacKay Municipal Managers. In addition, he was named Vice Chairman in September 2022 and oversees the firm’s investment teams. He has managed the NYLI MacKay Tax Free Bond Fund since 2009, NYLI MacKay High Yield Muni Bond Fund since 2010, NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012 and NYLI MacKay U.S. Infrastructure Bond Fund since 2019. He has been a municipal portfolio manager and/or municipal analyst on Wall Street since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. He was previously the Chairman and co-founded Mariner Municipal Managers LLC (2007 to 2009). He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. Mr. Loffredo was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. He is a member of the firm’s Senior Leadership Team. Mr. Loffredo graduated cum laude with an MBA from Utah State University where he was a Harry S. Truman Scholar. He also has a Certificate of Public Management from Boston University. He is a CFA® charterholder.

Christopher Mey, CFA

Mr. Mey is the Head of Emerging Markets Debts Team at Candriam since 2024 and has managed the NYLI Candriam Emerging Markets Debt Fund since 2019. He joined Candriam in March 2017 as a Senior Fund Manager based in London and specializing in Emerging Markets Corporate Bonds, later becoming the Head of Emerging Markets Corporate Debt in 2022. Previously Mr. Mey was a Director with Union Bancaire Privee’s Emerging Market Fixed Income Team and was responsible for covering Asian Credit Markets. He spent 8 years at F&C Investments, where he was on the Global High Yield Desk before joining the Emerging Markets Debt Team in 2012, as a fund manager for Emerging Market Sovereign and Corporate Bonds portfolios including benchmarked and total return strategies. He holds an MA in International Financial Analysis from Newcastle University as well as a BA (Hons) Degree in Accounting and Finance from Newcastle University. He is a CFA® charterholder and has a CFA certificate in ESG Investing.

Neil Moriarty, III

Mr. Moriarty is an officer of NYL Investors and a Senior Managing Director and Co-Head of the Global Fixed Income Team of MacKay Shields. He is responsible for managing all Multi-Sector and related strategies. He has managed the NYLI Income Builder Fund, NYLI MacKay Total Return Bond Fund, NYLI MacKay Strategic Bond Fund since 2018, NYLI Short Term Bond Fund and NYLI Balanced Fund since February 2026. Prior to joining MacKay Shields in 2018, Mr. Moriarty was with Aberdeen via the 2005 acquisition of Deutsche Asset Management’s London and Philadelphia Fixed income businesses. While at Aberdeen, his responsibilities included Head of U.S. Core, Structured Products and Co-Head of U.S. Core Short Duration. Mr. Moriarty joined Deutsche in 2002 from Swarthmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Mr. Moriarty worked for Chase Securities in fixed income trading and research. Prior to that, Mr. Moriarty worked for Paine Webber in fixed income trading and research. Mr. Moriarty has been working in the investment industry since 1987.

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Lesya Paisley, CFA

Ms. Paisley has managed the NYLI MacKay Strategic Bond Fund and NYLI MacKay Total Return Bond Fund since 2022, NYLI Income Builder Fund since 2025, NYLI Short Term Bond Fund and NYLI Balanced Fund since February 2026. She is an officer of NYL Investors and a Managing Director and Portfolio Manager on the Global Fixed Income team for MacKay Shields. She joined MacKay Shields in 2021 and is responsible for managing Multi-Sector strategies. Prior to joining MacKay Shields, Ms. Paisley served as Investment Director and ESG Portfolio Manager, North America at Aberdeen Standard Investments. She was responsible for managing US dollar strategies including Credit, Corporates and Core/Core+ strategies and was instrumental in the firm’s ESG policy and product development including Sustainable and Responsible Investment and Climate Transition Fund. Before Aberdeen, she worked at Deutsche Asset Management as a Credit Research Analyst. Combined, she spent well over a decade in Credit Research covering a variety of sectors including Emerging Markets, High Yield, Investment Grade and Municipals. She is a CFA® charterholder and earned a BS degree in Finance and Accounting from the University of Virginia, McIntire School of Commerce. She has been in the investment industry since 2003.

Michael Perilli, CFA

Mr. Perilli has managed the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund since 2024. He is currently a Managing Director, portfolio manager and trader at MacKay Shields. He joined MacKay Shields in 2023. Before joining the firm he was a portfolio manager and trader on the municipal mutual fund desk at BlackRock focusing on both investment grade and high yield municipal bonds. From 2011-2014, he was a trader on the municipal separately managed account desk. Michael earned a Bachelor’s degree in Accounting from The College of New Jersey in 2007. He is a CFA® Charterholder. He has been in the financial services industry since 2008.

Michael Petty

Mr. Petty is a Senior Managing Director and portfolio manager for MacKay Shields. He joined MacKay Shields in 2009 and has managed the NYLI MacKay High Yield Muni Bond Fund since 2010, NYLI MacKay Tax Free Bond Fund since 2011, NYLI MacKay New York Muni Fund and NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Strategic Municipal Allocation Fund since 2019. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers in 2009. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mr. Petty has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers (MLIM). Mr. Petty graduated from Hobart College with a BS in Mathematics and Economics.

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Edward Silverstein, CFA

Mr. Silverstein became a portfolio manager of the NYLI MacKay Convertible Fund in 2001. He is a Senior Managing Director and Head of Convertibles at MacKay Shields, where he oversees the management and research of the firm’s Convertible strategy. He joined the firm as a Research Analyst in 1998, becoming a Portfolio Manager/Research Analyst in 1999. Prior to joining MacKay Shields, he worked as a Portfolio Manager and Law Clerk at the Bank of New York. He also interned at the New York Stock Exchange Enforcement Division. He has a BS from the University of Vermont, an MBA from the Baruch College and a JD from Brooklyn Law School. He is a CFA® charterholder and also a member of the New York State Bar. He authored, “Wise Up!: A Portfolio Manager's Guide to Better Investment Decisions.” He has been working in the investment industry since 1995

Kroum Sourov

Mr. Sourov has been a portfolio manager in Emerging Markets Debt at Candriam since 2024 and has managed the NYLI Candriam Emerging Markets Debt Fund since 2024. He joined Candriam in 2018 as the Lead ESG Analyst in ESG Sovereign Research. Prior to joining Candriam, Mr. Sourov was the Director of Sustainable Investment Management at a sustainable investments startup. His previous roles include working as a global macro portfolio manager at Mako Global, serving as a Director of foreign exchange market strategy at UBS, serving an Assistant Vice President in the Strategic Transactions Group at Barclays Capital and as a bond trader at Goldman Sachs. Mr. Sourov holds a Master’s degree in International Affairs with a specialisation in Environment, Resources and Sustainability from The Graduate Institute in Geneva, Switzerland, a Master of Finance from the University of Cambridge, and a Bachelor of Arts in Mathematics from Colgate University, United States.

Scott Sprauer

Mr. Sprauer is a Senior Managing Director. He joined MacKay Shields in 2009 as a Portfolio Manager in the Municipal Bond Division. He has managed the NYLI MacKay DefinedTerm Muni Opportunities Fund since 2012, NYLI MacKay California Muni Fund since 2013, NYLI MacKay Tax Free Bond Fund since 2014, NYLI MacKay Short Term Muni Fund since 2015 and NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund since 2024. Before joining the firm, he was Head Trader, Fixed Income at Financial Guaranty Insurance Company. Mr. Sprauer was previously with Dreyfus Corporation and Merrill Lynch Investment Managers as a Municipal Bond Portfolio Manager/Trader. He has a BSBA from Villanova University, and has been in the investment management industry since 1991.

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Andrew Susser

Mr. Susser has managed the NYLI MacKay Short Duration High Income Fund since 2012 and NYLI MacKay High Yield Corporate Bond Fund since 2013. Mr. Susser is an Executive Managing Director of MacKay Shields and Head of High Yield, responsible for the group’s implementation of its investment process. Prior to joining MacKay Shields in 2006, he was a Portfolio Manager with GoldenTree Asset Management. Previously, he was a Managing Director and Head of High Yield Bond Research at Banc of America Securities covering the gaming, lodging and leisure sectors. From 1999 to 2004, Mr. Susser was named to the Institutional Investor All-America Fixed Income Research Team; from 2002 to 2004, he was ranked by Institutional Investor as the No. 1 analyst in the high yield sector. He also worked as a Fixed Income Analyst for Salomon Brothers, as a Senior Analyst at Moody’s Investors Service and as a Market Analyst and Institutional Trading Liaison for Merrill Lynch Capital Markets. He began his career as a Corporate Finance and M&A Attorney at Shearman & Sterling in their New York office. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College.

Jonathan Swaney

Mr. Swaney has managed the NYLI Balanced Fund since 2017 and the NYLI Income Builder Fund since 2018. Mr. Swaney is a Managing Director in the Multi-Asset Solutions team. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investment Management managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investment Management in 1997.

Arthur S. Torrey

Mr. Torrey has managed the NYLI Floating Rate Fund since 2012. Mr. Torrey is a Managing Director in Fixed Income Investors within NYL Investors and is in the High Yield Credit Group. Mr. Torrey joined New York Life Investment Management in 2006 (NYL Investors’ predecessor). He oversees the investment activity of all non investment-grade assets including floating rate loans and high-yield bonds. He is also a portfolio manager on all floating rate loan mandates including retail mutual funds, institutional accounts and CLOs. Prior to joining NYL Investors, Mr. Torrey was a portfolio manager and investment analyst for Carlyle High-Yield Partners. He was also a corporate relationship manager for Fleet Securities, as well as a corporate banker with Credit Agricole/Indosuez and ABN-AMRO Bank. Mr. Torrey has been in the investment management industry since 1993. Mr. Torrey received a BSBA from the University of Denver.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the NYLI Income Builder Fund since 2014. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

OK. Y

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Cameron White, CFA

Mr. White has managed the NYLI Income Builder Fund, NYLI MacKay Strategic Bond Fund and NYLI MacKay Total Return Bond Fund since 2025, NYLI Short Term Bond Fund and NYLI Balanced Fund since February 2026. He is an officer of NYL Investors and the Head of Fundamental Research supporting the Global Credit and Global Fixed Income teams at MacKay Shields. Mr. White joined MacKay Shields in 2019 as a Senior Credit Analyst within the Global Fixed Income team covering energy and utilities sectors. Most recently, he was a Senior Credit Analyst at Apex Credit Partners LLC. Earlier in his career, Mr. White held credit analyst roles at MetLife Investments and Deutsche Bank Securities. He has a BA in Economics from Colgate University, an MBA from Cornell University and is a CFA® charterholder. Mr. White has been in the financial services industry since 2004.

OK. Y
Thomas Wynn, CFA

Mr. Wynn has managed the NYLI MacKay Convertible Fund since 2024. Rejoining MacKay Shields in 2015, Mr. Wynn is a Managing Director and is a Convertible portfolio manager. With MacKay Shields from 1995 to 2004 in the firm’s Convertible area, he left MacKay Shields to pursue opportunities in the hedge fund community with AM Investment Partners. Most recently Mr. Wynn was an Equity Long/Short portfolio manager with Centurion Capital and previously with Deutsche Bank. He has an MBA in Finance from New York University and BA in Economics from the University of Notre Dame. Mr. Wynn is a CFA® charterholder and has been in the investment management business since 1983.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five fiscal years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, is included in each Fund’s financial statements, which are included in each Fund’s Form N-CSR and which are available upon request.

The NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund have adopted the operating history of their respective predecessor fund for financial reporting purposes. Beginning with the period from April 1, 2024 through October 31, 2024, such Funds were audited by KPMG LLP, whose report, along with each such Fund's financial statements, is included in such Fund's Annual Reports, which is available upon request. The financial highlights information presented for such Funds for the periods prior to April 1, 2024, is that of the predecessor funds and was audited by the predecessor funds' independent auditor, whose report therein was unqualified.

Financial Highlights

NYLI Balanced Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$31.77	$27.34	$28.21	$37.09	$29.72
Net investment income (loss)(a)	0.64	0.64	0.59	0.36	0.27
Net realized and unrealized gain (loss)	1.35	4.45	(0.82)	(2.03)	7.70
Total from investment operations	1.99	5.09	(0.23)	(1.67)	7.97
Less distributions:
From net investment income	(0.63)	(0.66)	(0.61)	(0.33)	(0.28)
From net realized gain on investments	(1.15)	—	(0.03)	(6.88)	(0.32)
Total distributions	(1.78)	(0.66)	(0.64)	(7.21)	(0.60)
Net asset value at end of year	$31.98	$31.77	$27.34	$28.21	$37.09
Total investment return(b)	6.49%	18.73%	(0.86)%	(5.35)%	27.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	2.10%	2.06%	1.22%	0.78%
Net expenses(c)	1.06%	1.06%	1.06%	1.06%	1.08%
Portfolio turnover rate	201%	230%	313%	290%	182%
Net assets at end of year (in 000’s)	$358,797	$358,863	$328,665	$345,376	$343,224

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$31.77	$27.34	$28.20	$37.10	$29.75
Net investment income (loss)(a)	0.56	0.56	0.51	0.28	0.19
Net realized and unrealized gain (loss)	1.35	4.45	(0.80)	(2.03)	7.69
Total from investment operations	1.91	5.01	(0.29)	(1.75)	7.88
Less distributions:
From net investment income	(0.55)	(0.58)	(0.54)	(0.27)	(0.21)
From net realized gain on investments	(1.15)	—	(0.03)	(6.88)	(0.32)
Total distributions	(1.70)	(0.58)	(0.57)	(7.15)	(0.53)
Net asset value at end of year	$31.98	$31.77	$27.34	$28.20	$37.10
Total investment return(b)	6.20%	18.41%	(1.08)%	(5.62)%	26.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.86%	1.81%	0.95%	0.54%
Net expenses(c)	1.32%	1.32%	1.31%	1.32%	1.35%
Expenses (before waiver/reimbursement)(c)	1.42%	1.43%	1.41%	1.34%	1.37%
Portfolio turnover rate	201%	230%	313%	290%	182%
Net assets at end of year (in 000's)	$31,528	$34,819	$36,675	$40,341	$46,706

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Balanced Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$31.33	$26.95	$27.80	$36.71	$29.55
Net investment income (loss)(a)	0.33	0.34	0.30	0.06	(0.07)
Net realized and unrealized gain (loss)	1.32	4.38	(0.81)	(2.00)	7.63
Total from investment operations	1.65	4.72	(0.51)	(1.94)	7.56
Less distributions:
From net investment income	(0.29)	(0.34)	(0.31)	(0.09)	(0.08)
From net realized gain on investments	(1.15)	—	(0.03)	(6.88)	(0.32)
Total distributions	(1.44)	(0.34)	(0.34)	(6.97)	(0.40)
Net asset value at end of year	$31.54	$31.33	$26.95	$27.80	$36.71
Total investment return(b)	5.40%	17.57%	(1.87)%	(6.30)%	25.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	1.13%	1.06%	0.19%	(0.20)%
Net expenses(c)	2.07%	2.07%	2.07%	2.07%	2.10%
Expenses (before waiver/reimbursement)(c)	2.17%	2.18%	2.16%	2.09%	2.12%
Portfolio turnover rate	201%	230%	313%	290%	182%
Net assets at end of year (in 000’s)	$4,584	$8,183	$11,121	$17,020	$26,050

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Balanced Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$31.89	$27.44	$28.31	$37.19	$29.80
Net investment income (loss)(a)	0.72	0.72	0.66	0.44	0.37
Net realized and unrealized gain (loss)	1.35	4.46	(0.81)	(2.03)	7.70
Total from investment operations	2.07	5.18	(0.15)	(1.59)	8.07
Less distributions:
From net investment income	(0.71)	(0.73)	(0.69)	(0.41)	(0.36)
From net realized gain on investments	(1.15)	—	(0.03)	(6.88)	(0.32)
Total distributions	(1.86)	(0.73)	(0.72)	(7.29)	(0.68)
Net asset value at end of year	$32.10	$31.89	$27.44	$28.31	$37.19
Total investment return(b)	6.73%	19.02%	(0.61)%	(5.09)%	27.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%	2.36%	2.30%	1.47%	1.08%
Net expenses(c)	0.81%	0.81%	0.81%	0.81%	0.84%
Portfolio turnover rate	201%	230%	313%	290%	182%
Net assets at end of year (in 000’s)	$49,710	$53,409	$53,113	$57,772	$72,481

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Balanced Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of year	$31.93	$27.47	$28.35	$37.23	$29.83
Net investment income (loss)(a)	0.75	0.74	0.69	0.46	0.39
Net realized and unrealized gain (loss)	1.35	4.48	(0.83)	(2.03)	7.73
Total from investment operations	2.10	5.22	(0.14)	(1.57)	8.12
Less distributions:
From net investment income	(0.74)	(0.76)	(0.71)	(0.43)	(0.40)
From net realized gain on investments	(1.15)	—	(0.03)	(6.88)	(0.32)
Total distributions	(1.89)	(0.76)	(0.74)	(7.31)	(0.72)
Net asset value at end of year	$32.14	$31.93	$27.47	$28.35	$37.23
Total investment return(b)	6.81%	19.14%	(0.51)%	(5.04)%	27.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.38%	2.43%	2.40%	1.55%	1.12%
Net expenses(c)	0.72%	0.72%	0.72%	0.73%	0.74%
Portfolio turnover rate	201%	230%	313%	290%	182%
Net assets at end of year (in 000’s)	$65	$62	$52	$53	$61

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Candriam Emerging Markets Debt Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.93	$7.19	$6.88	$9.73	$9.81
Net investment income (loss)(a)	0.45	0.45	0.41	0.38	0.36
Net realized and unrealized gain (loss)	0.40	0.93	0.29	(2.73)	0.04
Total from investment operations	0.85	1.38	0.70	(2.35)	0.40
Less distributions:
From net investment income	(0.58)	(0.64)	(0.39)	(0.46)	(0.48)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.58)	(0.64)	(0.39)	(0.50)	(0.48)
Net asset value at end of year	$8.20	$7.93	$7.19	$6.88	$9.73
Total investment return(b)	11.27%	19.68%	10.21%	(24.93)%	4.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.75%	5.80%	5.57%	4.53%	3.58%
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.16%
Expenses (before waiver/reimbursement)(c)	1.23%	1.40%	1.46%	1.36%	1.31%
Portfolio turnover rate	104%	89%	133%	116%	112%
Net assets at end of year (in 000’s)	$42,245	$43,321	$43,665	$48,053	$81,092

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.03	$7.28	$6.96	$9.84	$9.91
Net investment income (loss)(a)	0.43	0.42	0.38	0.35	0.33
Net realized and unrealized gain (loss)	0.40	0.94	0.30	(2.77)	0.04
Total from investment operations	0.83	1.36	0.68	(2.42)	0.37
Less distributions:
From net investment income	(0.55)	(0.61)	(0.36)	(0.43)	(0.44)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.55)	(0.61)	(0.36)	(0.46)	(0.44)
Net asset value at end of year	$8.31	$8.03	$7.28	$6.96	$9.84
Total investment return(b)	10.86%	19.06%	9.73%	(25.27)%	3.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.41%	5.36%	5.09%	4.14%	3.21%
Net expenses(c)	1.49%	1.60%	1.64%	1.56%	1.53%
Expenses (before waiver/reimbursement)(c)	1.76%	1.87%	1.95%	1.78%	1.70%
Portfolio turnover rate	104%	89%	133%	116%	112%
Net assets at end of year (in 000's)	$8,367	$8,869	$8,436	$8,670	$12,806

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Candriam Emerging Markets Debt Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.73	$7.03	$6.74	$9.54	$9.63
Net investment income (loss)(a)	0.36	0.35	0.31	0.27	0.25
Net realized and unrealized gain (loss)	0.39	0.90	0.28	(2.67)	0.03
Total from investment operations	0.75	1.25	0.59	(2.40)	0.28
Less distributions:
From net investment income	(0.49)	(0.55)	(0.30)	(0.37)	(0.37)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.49)	(0.55)	(0.30)	(0.40)	(0.37)
Net asset value at end of year	$7.99	$7.73	$7.03	$6.74	$9.54
Total investment return(b)	10.21%	18.13%	8.96%	(25.90)%	2.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.67%	4.60%	4.34%	3.31%	2.52%
Net expenses(c)	2.25%	2.35%	2.39%	2.31%	2.28%
Expenses (before waiver/reimbursement)(c)	2.51%	2.62%	2.70%	2.52%	2.45%
Portfolio turnover rate	104%	89%	133%	116%	112%
Net assets at end of year (in 000’s)	$458	$619	$878	$1,358	$3,511

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Candriam Emerging Markets Debt Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.94	$7.20	$6.89	$9.75	$9.82
Net investment income (loss)(a)	0.47	0.48	0.43	0.40	0.39
Net realized and unrealized gain (loss)	0.40	0.92	0.29	(2.74)	0.05
Total from investment operations	0.87	1.40	0.72	(2.34)	0.44
Less distributions:
From net investment income	(0.60)	(0.66)	(0.41)	(0.48)	(0.51)
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.60)	(0.66)	(0.41)	(0.52)	(0.51)
Net asset value at end of year	$8.21	$7.94	$7.20	$6.89	$9.75
Total investment return(b)	11.58%	20.00%	10.52%	(24.75)%	4.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.93%	6.11%	5.88%	4.89%	3.86%
Net expenses(c)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (before waiver/reimbursement)(c)	0.93%	1.15%	1.21%	1.12%	1.06%
Portfolio turnover rate	104%	89%	133%	116%	112%
Net assets at end of year (in 000’s)	$87,613	$9,275	$2,892	$3,637	$5,729

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Floating Rate Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.88	$8.75	$8.55	$9.13	$8.84
Net investment income (loss)(a)	0.62	0.73	0.69	0.34	0.25
Net realized and unrealized gain (loss)	(0.15)	0.13	0.19	(0.59)	0.28
Total from investment operations	0.47	0.86	0.88	(0.25)	0.53
Less distributions:
From net investment income	(0.61)	(0.73)	(0.68)	(0.33)	(0.24)
Net asset value at end of year	$8.74	$8.88	$8.75	$8.55	$9.13
Total investment return(b)	5.49%	10.11%	10.61%	(2.77)%	6.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.02%	8.28%	7.85%	3.82%	2.78%
Net expenses(c)	0.96%	0.96%	0.97%	0.99%	1.02%
Portfolio turnover rate	36%	26%	11%	27%	22%
Net assets at end of year (in 000’s)	$646,224	$710,196	$617,220	$513,558	$397,101

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.88	$8.75	$8.55	$9.13	$8.84
Net investment income (loss)(a)	0.61	0.72	0.67	0.32	0.24
Net realized and unrealized gain (loss)	(0.15)	0.12	0.20	(0.58)	0.28
Total from investment operations	0.46	0.84	0.87	(0.26)	0.52
Less distributions:
From net investment income	(0.60)	(0.71)	(0.67)	(0.32)	(0.23)
Net asset value at end of year	$8.74	$8.88	$8.75	$8.55	$9.13
Total investment return(b)	5.33%	9.95%	10.47%	(2.85)%	5.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.88%	8.16%	7.72%	3.64%	2.67%
Net expenses(c)	1.11%	1.10%	1.10%	1.07%	1.12%
Portfolio turnover rate	36%	26%	11%	27%	22%
Net assets at end of year (in 000's)	$15,046	$16,742	$18,016	$17,820	$19,314

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Floating Rate Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.88	$8.75	$8.55	$9.13	$8.84
Net investment income (loss)(a)	0.54	0.66	0.61	0.26	0.17
Net realized and unrealized gain (loss)	(0.15)	0.12	0.19	(0.58)	0.28
Total from investment operations	0.39	0.78	0.80	(0.32)	0.45
Less distributions:
From net investment income	(0.53)	(0.65)	(0.60)	(0.26)	(0.16)
Net asset value at end of year	$8.74	$8.88	$8.75	$8.55	$9.13
Total investment return(b)	4.54%	9.14%	9.65%	(3.58)%	5.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.13%	7.41%	6.94%	2.92%	1.91%
Net expenses(c)	1.86%	1.85%	1.85%	1.82%	1.88%
Portfolio turnover rate	36%	26%	11%	27%	22%
Net assets at end of year (in 000’s)	$33,310	$39,729	$46,482	$56,706	$52,522

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Floating Rate Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.88	$8.75	$8.55	$9.13	$8.84
Net investment income (loss)(a)	0.64	0.76	0.70	0.35	0.28
Net realized and unrealized gain (loss)	(0.15)	0.12	0.20	(0.58)	0.27
Total from investment operations	0.49	0.88	0.90	(0.23)	0.55
Less distributions:
From net investment income	(0.63)	(0.75)	(0.70)	(0.35)	(0.26)
Net asset value at end of year	$8.74	$8.88	$8.75	$8.55	$9.13
Total investment return(b)	5.75%	10.38%	10.89%	(2.53)%	6.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.27%	8.55%	8.01%	3.98%	3.04%
Net expenses(c)	0.71%	0.71%	0.73%	0.74%	0.77%
Portfolio turnover rate	36%	26%	11%	27%	22%
Net assets at end of year (in 000’s)	$558,804	$581,784	$743,846	$1,287,716	$1,186,421

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Floating Rate Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.89	$8.76	$8.55	$9.13	$8.84
Net investment income (loss)(a)	0.65	0.76	0.71	0.36	0.30
Net realized and unrealized gain (loss)	(0.16)	0.12	0.21	(0.58)	0.27
Total from investment operations	0.49	0.88	0.92	(0.22)	0.57
Less distributions:
From net investment income	(0.64)	(0.75)	(0.71)	(0.36)	(0.28)
Net asset value at end of year	$8.74	$8.89	$8.76	$8.55	$9.13
Total investment return(b)	5.70%	10.46%	11.10%	(2.42)%	6.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.34%	8.62%	8.11%	4.07%	3.24%
Net expenses(c)	0.64%	0.64%	0.64%	0.63%	0.62%
Portfolio turnover rate	36%	26%	11%	27%	22%
Net assets at end of year (in 000’s)	$238,909	$200,197	$212,357	$332,082	$366,720

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.88	$8.75	$8.55	$9.13	$8.84
Net investment income (loss)(a)	0.59	0.71	0.68	0.30	0.22
Net realized and unrealized gain (loss)	(0.14)	0.12	0.18	(0.58)	0.28
Total from investment operations	0.45	0.83	0.86	(0.28)	0.50
Less distributions:
From net investment income	(0.59)	(0.70)	(0.66)	(0.30)	(0.21)
Net asset value at end of year	$8.74	$8.88	$8.75	$8.55	$9.13
Total investment return(b)	5.22%	9.81%	10.33%	(3.09)%	5.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.76%	7.96%	7.82%	3.41%	2.42%
Net expenses(c)	1.20%	1.23%	1.20%	1.32%	1.38%
Portfolio turnover rate	36%	26%	11%	27%	22%
Net assets at end of year (in 000’s)	$609	$429	$142	$26	$27

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI Income Builder Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$20.58	$16.77	$16.97	$21.75	$18.61
Net investment income (loss)(a)	0.62	0.59	0.53	0.42	0.43
Net realized and unrealized gain (loss)	2.08	3.82	(0.23)	(3.63)	3.22
Total from investment operations	2.70	4.41	0.30	(3.21)	3.65
Less distributions:
From net investment income	(0.57)	(0.60)	(0.50)	(0.42)	(0.51)
From net realized gain on investments	—	—	—	(1.14)	—
Return of capital	(0.05)	—	—	(0.01)	—
Total distributions	(0.62)	(0.60)	(0.50)	(1.57)	(0.51)
Net asset value at end of year	$22.66	$20.58	$16.77	$16.97	$21.75
Total investment return(b)	13.39%	26.59%	1.66%	(15.75)%	19.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%	3.06%	2.96%	2.24%	2.04%
Net expenses(c)	1.02%	1.02%	1.03%	1.02%	0.99%
Portfolio turnover rate	50%	41%	56%	61%	57	%(d)
Net assets at end of year (in 000’s)	$716,310	$688,503	$595,905	$664,734	$818,764

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 56% for the year ended October 31, 2021.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$20.60	$16.78	$16.99	$21.77	$18.62
Net investment income (loss)(a)	0.57	0.55	0.48	0.39	0.40
Net realized and unrealized gain (loss)	2.08	3.82	(0.23)	(3.63)	3.22
Total from investment operations	2.65	4.37	0.25	(3.24)	3.62
Less distributions:
From net investment income	(0.52)	(0.55)	(0.46)	(0.39)	(0.47)
From net realized gain on investments	—	—	—	(1.14)	—
Return of capital	(0.05)	—	—	(0.01)	—
Total distributions	(0.57)	(0.55)	(0.46)	(1.54)	(0.47)
Net asset value at end of year	$22.68	$20.60	$16.78	$16.99	$21.77
Total investment return(b)	13.09%	26.31%	1.35%	(15.89)%	19.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68%	2.82%	2.72%	2.05%	1.88%
Net expenses(c)	1.28%	1.28%	1.28%	1.20%	1.18%
Expenses (before waiver/reimbursement)	1.32%	1.30%	1.29%	1.20%	1.18%
Portfolio turnover rate	50%	41%	56%	61%	57	%(d)
Net assets at end of year (in 000's)	$54,202	$58,043	$56,415	$60,808	$77,887

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 56% for the year ended October 31, 2021.

Financial Highlights

NYLI Income Builder Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$20.73	$16.88	$17.08	$21.88	$18.71
Net investment income (loss)(a)	0.41	0.40	0.35	0.25	0.24
Net realized and unrealized gain (loss)	2.09	3.85	(0.23)	(3.66)	3.24
Total from investment operations	2.50	4.25	0.12	(3.41)	3.48
Less distributions:
From net investment income	(0.36)	(0.40)	(0.32)	(0.24)	(0.31)
From net realized gain on investments	—	—	—	(1.14)	—
Return of capital	(0.04)	—	—	(0.01)	—
Total distributions	(0.40)	(0.40)	(0.32)	(1.39)	(0.31)
Net asset value at end of year	$22.83	$20.73	$16.88	$17.08	$21.88
Total investment return(b)	12.24%	25.36%	0.63%	(16.55)%	18.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	2.09%	1.98%	1.29%	1.13%
Net expenses(c)	2.03%	2.03%	2.03%	1.95%	1.93%
Expenses (before waiver/reimbursement)	2.07%	2.06%	2.04%	1.95%	1.93%
Portfolio turnover rate	50%	41%	56%	61%	57	%(d)
Net assets at end of year (in 000’s)	$21,599	$36,161	$49,577	$76,894	$132,596

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 56% for the year ended October 31, 2021.

Financial Highlights

NYLI Income Builder Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$20.83	$16.97	$17.17	$21.99	$18.80
Net investment income (loss)(a)	0.68	0.65	0.58	0.48	0.49
Net realized and unrealized gain (loss)	2.11	3.86	(0.23)	(3.68)	3.26
Total from investment operations	2.79	4.51	0.35	(3.20)	3.75
Less distributions:
From net investment income	(0.61)	(0.65)	(0.55)	(0.47)	(0.56)
From net realized gain on investments	—	—	—	(1.14)	—
Return of capital	(0.06)	—	—	(0.01)	—
Total distributions	(0.67)	(0.65)	(0.55)	(1.62)	(0.56)
Net asset value at end of year	$22.95	$20.83	$16.97	$17.17	$21.99
Total investment return(b)	13.70%	26.88%	1.89%	(15.55)%	20.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%	3.31%	3.22%	2.48%	2.30%
Net expenses(c)	0.77%	0.77%	0.78%	0.77%	0.74%
Portfolio turnover rate	50%	41%	56%	61%	57	%(d)
Net assets at end of year (in 000’s)	$271,080	$267,503	$255,677	$339,868	$505,806

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 56% for the year ended October 31, 2021.

	Year Ended October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of year	$20.84	$16.97	$17.17	$21.99	$18.80
Net investment income (loss)(a)	0.70	0.67	0.58	0.49	0.51
Net realized and unrealized gain (loss)	2.10	3.87	(0.22)	(3.67)	3.26
Total from investment operations	2.80	4.54	0.36	(3.18)	3.77
Less distributions:
From net investment income	(0.63)	(0.67)	(0.56)	(0.49)	(0.58)
From net realized gain on investments	—	—	—	(1.14)	—
Return of capital	(0.06)	—	—	(0.01)	—
Total distributions	(0.69)	(0.67)	(0.56)	(1.64)	(0.58)
Net asset value at end of year	$22.95	$20.84	$16.97	$17.17	$21.99
Total investment return(b)	13.79%	27.05%	1.98%	(15.48)%	20.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%	3.40%	3.27%	2.57%	2.38%
Net expenses(c)	0.69%	0.68%	0.69%	0.68%	0.66%
Portfolio turnover rate	50%	41%	56%	61%	57	%(d)
Net assets at end of year (in 000’s)	$7,099	$5,050	$3,807	$89,692	$109,387

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 56% for the year ended October 31, 2021.

Financial Highlights

NYLI Income Builder Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$20.59	$16.78	$16.99	$21.78	$18.62
Net investment income (loss)(a)	0.56	0.55	0.47	0.20	0.34
Net realized and unrealized gain (loss)	2.10	3.82	(0.23)	(3.50)	3.24
Total from investment operations	2.66	4.37	0.24	(3.30)	3.58
Less distributions:
From net investment income	(0.52)	(0.56)	(0.45)	(0.34)	(0.42)
From net realized gain on investments	—	—	—	(1.14)	—
Return of capital	(0.05)	—	—	(0.01)	—
Total distributions	(0.57)	(0.56)	(0.45)	(1.49)	(0.42)
Net asset value at end of year	$22.68	$20.59	$16.78	$16.99	$21.78
Total investment return(b)	13.15%	26.28%	1.31%	(16.10)%	19.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	2.80%	2.65%	1.06%	1.61%
Net expenses(c)	1.28%	1.27%	1.32%	1.45%	1.43%
Portfolio turnover rate	50%	41%	56%	61%	57	%(d)
Net assets at end of year (in 000’s)	$109	$72	$36	$34	$29

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 56% for the year ended October 31, 2021.

Financial Highlights

NYLI MacKay Arizona Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		July 22, 2024^ through October 31,
Class A	2025		2024
Net asset value at beginning of period	$9.73		$9.77
Net investment income (loss)(a)	0.31		0.08
Net realized and unrealized gain (loss)	0.08		(0.04)
Total from investment operations	0.39		0.04
Less distributions:
From net investment income	(0.31)		(0.08)
Net asset value at end of period	$9.81		$9.73
Total investment return(b)	4.13%		0.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22%		2.75%††
Net expenses(c)	0.80	%(d)	0.80%††
Expenses (before waiver/reimbursement)(c)	0.80%		1.01%††
Portfolio turnover rate	65	%(e)	39%
Net assets at end of period (in 000’s)	$3,101		$275

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class C	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.72		$9.77		$9.86	$10.13	$10.81	$10.67
Net investment income (loss)(b)	0.28		0.12		0.19	0.14	0.14	0.16
Net realized and unrealized gain (loss)	0.09		(0.04)		(0.09)	(0.26)	(0.69)	0.13
Total from investment operations	0.37		0.08		0.10	(0.12)	(0.55)	0.29
Less distributions:
From net investment income	(0.28)		(0.13)		(0.19)	(0.15)	(0.13)	(0.15)
Net asset value at end of period	$9.81		$9.72		$9.77	$9.86	$10.13	$10.81
Total investment return	3.93	%(c)	0.80	%(c)	1.04%	(1.11)%	(5.13)%	2.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.87%		2.03	%††	1.97%	1.39%	1.26%	1.45%
Net expenses	1.10	%(d)	1.48	%††(d)	1.60%	1.59%	1.54%	1.56%
Expenses (before waiver/reimbursement)	1.32	%(d)	1.56	%††(d)	1.60%	1.59%	1.54%	1.56%
Portfolio turnover rate	65	%(e)	39%		66%	32%	35%	11%
Net assets at end of period (in 000's)	$889		$1,218		$1,778	$2,346	$5,152	$7,384

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Arizona Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class I	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.74		$9.79		$9.88	$10.15	$10.84	$10.69
Net investment income (loss)(b)	0.33		0.16		0.29	0.24	0.24	0.26
Net realized and unrealized gain (loss)	0.09		(0.03)		(0.09)	(0.26)	(0.69)	0.15
Total from investment operations	0.42		0.13		0.20	(0.02)	(0.45)	0.41
Less distributions:
From net investment income	(0.34)		(0.18)		(0.29)	(0.25)	(0.24)	(0.26)
Net asset value at end of period	$9.82		$9.74		$9.79	$9.88	$10.15	$10.84
Total investment return	4.39	%(c)	1.25	%(c)	2.06%	(0.11)%	(4.26)%	3.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%		2.83	%††	2.98%	2.41%	2.26%	2.44%
Net expenses	0.55	%(d)(e)	0.67	%††(d)	0.60%	0.59%	0.54%	0.56%
Expenses (before waiver/reimbursement)	0.55	%(d)	0.74	%††(d)	0.60%	0.59%	0.54%	0.56%
Portfolio turnover rate	65	%(f)	39%		66%	32%	35%	11%
Net assets at end of period (in 000's)	$31,543		$36,199		$43,836	$47,844	$64,518	$75,201

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class Z	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.73		$9.78		$9.87	$10.14	$10.82	$10.68
Net investment income (loss)(b)	0.32		0.15		0.28	0.22	0.23	0.25
Net realized and unrealized gain (loss)	0.08		(0.03)		(0.10)	(0.25)	(0.69)	0.14
Total from investment operations	0.40		0.12		0.18	(0.03)	(0.46)	0.39
Less distributions:
From net investment income	(0.32)		(0.17)		(0.27)	(0.24)	(0.22)	(0.25)
Net asset value at end of period	$9.81		$9.73		$9.78	$9.87	$10.14	$10.82
Total investment return	4.24	%(c)	1.15	%(c)	1.91%	(0.27)%	(4.32)%	3.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%		2.66	%††	2.83%	2.26%	2.11%	2.30%
Net expenses	0.70	%(d)	0.84	%††(d)	0.75%	0.74%	0.69%	0.71%
Expenses (before waiver/reimbursement)	0.70	%(d)	0.89	%††(d)	0.75%	0.74%	0.69%	0.71%
Portfolio turnover rate	65	%(e)	39%		66%	32%	35%	11%
Net assets at end of period (in 000's)	$102,467		$118,492		$135,133	$155,184	$178,757	$198,417

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay California Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.73		$9.00		$9.02	$10.94		$10.75
Net investment income (loss)(a)	0.32		0.32		0.30	0.23		0.20
Net realized and unrealized gain (loss)	(0.10)		0.76		0.01	(1.87)		0.23
Total from investment operations	0.22		1.08		0.31	(1.64)		0.43
Less distributions:
From net investment income	(0.32)		(0.35)		(0.33)	(0.28)		(0.24)
Return of capital	(0.01)		—		—	—		—
Total distributions	(0.33)		(0.35)		(0.33)	(0.28)		(0.24)
Net asset value at end of year	$9.62		$9.73		$9.00	$9.02		$10.94
Total investment return(b)	2.33%		12.03%		3.34%	(15.22)%		4.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39%		3.30%		3.16%	2.23%		1.80%
Net expenses(c)	0.75%		0.75%		0.75%	0.75%		0.74%
Expenses (before waiver/reimbursement)(c)	0.76%		0.76%		0.77%	0.76%		0.76%
Portfolio turnover rate	80	%(d)	40	%(d)	66%	70	%(d)	17	%(d)
Net assets at end of year (in 000’s)	$487,395		$485,253		$389,291	$395,405		$444,628

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.73		$9.00		$9.02	$10.94		$10.76
Net investment income (loss)(a)	0.32		0.32		0.30	0.22		0.18
Net realized and unrealized gain (loss)	(0.11)		0.75		0.01	(1.86)		0.24
Total from investment operations	0.21		1.07		0.31	(1.64)		0.42
Less distributions:
From net investment income	(0.31)		(0.34)		(0.33)	(0.28)		(0.24)
Return of capital	(0.01)		—		—	—		—
Total distributions	(0.32)		(0.34)		(0.33)	(0.28)		(0.24)
Net asset value at end of year	$9.62		$9.73		$9.00	$9.02		$10.94
Total investment return(b)	2.30%		11.99%		3.31%	(15.24)%		3.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%		3.28%		3.14%	2.22%		1.61%
Net expenses(c)	0.78%		0.78%		0.78%	0.77%		0.76%
Expenses (before waiver/reimbursement)(c)	0.79%		0.79%		0.80%	0.78%		0.78%
Portfolio turnover rate	80	%(d)	40	%(d)	66%	70	%(d)	17	%(d)
Net assets at end of year (in 000's)	$361		$372		$433	$493		$554

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay California Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.73		$9.00		$9.02	$10.94		$10.76
Net investment income (loss)(a)	0.30		0.29		0.27	0.20		0.17
Net realized and unrealized gain (loss)	(0.11)		0.76		0.02	(1.87)		0.22
Total from investment operations	0.19		1.05		0.29	(1.67)		0.39
Less distributions:
From net investment income	(0.29)		(0.32)		(0.31)	(0.25)		(0.21)
Return of capital	(0.01)		—		—	—		—
Total distributions	(0.30)		(0.32)		(0.31)	(0.25)		(0.21)
Net asset value at end of year	$9.62		$9.73		$9.00	$9.02		$10.94
Total investment return(b)	2.04%		11.71%		3.05%	(15.45)%		3.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%		3.02%		2.89%	1.93%		1.54%
Net expenses(c)	1.03%		1.03%		1.03%	1.02%		1.01%
Expenses (before waiver/reimbursement)(c)	1.04%		1.04%		1.05%	1.03%		1.03%
Portfolio turnover rate	80	%(d)	40	%(d)	66%	70	%(d)	17	%(d)
Net assets at end of year (in 000’s)	$23,800		$31,891		$30,932	$34,742		$58,263

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class C2	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.73		$9.00		$9.02	$10.94		$10.75
Net investment income (loss)(a)	0.28		0.28		0.26	0.19		0.28
Net realized and unrealized gain (loss)	(0.10)		0.76		0.01	(1.88)		0.11
Total from investment operations	0.18		1.04		0.27	(1.69)		0.39
Less distributions:
From net investment income	(0.28)		(0.31)		(0.29)	(0.23)		(0.20)
Return of capital	(0.01)		—		—	—		—
Total distributions	(0.29)		(0.31)		(0.29)	(0.23)		(0.20)
Net asset value at end of year	$9.62		$9.73		$9.00	$9.02		$10.94
Total investment return(b)	1.89%		11.55%		2.89%	(15.58)%		3.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96%		2.86%		2.74%	1.86%		2.56%
Net expenses(c)	1.18%		1.18%		1.18%	1.17%		1.16%
Expenses (before waiver/reimbursement)(c)	1.19%		1.19%		1.20%	1.18%		1.18%
Portfolio turnover rate	80	%(d)	40	%(d)	66%	70	%(d)	17	%(d)
Net assets at end of year (in 000’s)	$3,688		$3,558		$2,168	$361		$275

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay California Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.73		$9.00		$9.02	$10.94		$10.76
Net investment income (loss)(a)	0.35		0.34		0.32	0.25		0.23
Net realized and unrealized gain (loss)	(0.11)		0.76		0.02	(1.87)		0.22
Total from investment operations	0.24		1.10		0.34	(1.62)		0.45
Less distributions:
From net investment income	(0.34)		(0.37)		(0.36)	(0.30)		(0.27)
Return of capital	(0.01)		—		—	—		—
Total distributions	(0.35)		(0.37)		(0.36)	(0.30)		(0.27)
Net asset value at end of year	$9.62		$9.73		$9.00	$9.02		$10.94
Total investment return(b)	2.58%		12.31%		3.60%	(15.01)%		4.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63%		3.54%		3.41%	2.46%		2.05%
Net expenses(c)	0.50%		0.50%		0.50%	0.50%		0.49%
Expenses (before waiver/reimbursement)(c)	0.51%		0.51%		0.52%	0.51%		0.51%
Portfolio turnover rate	80	%(d)	40	%(d)	66%	70	%(d)	17	%(d)
Net assets at end of year (in 000’s)	$746,275		$725,496		$572,918	$555,049		$776,207

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class R6	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.74		$9.00		$9.03	$10.94		$10.76
Net investment income (loss)(a)	0.35		0.35		0.33	0.26		0.21
Net realized and unrealized gain (loss)	(0.11)		0.76		—‡	(1.87)		0.24
Total from investment operations	0.24		1.11		0.33	(1.61)		0.45
Less distributions:
From net investment income	(0.34)		(0.37)		(0.36)	(0.30)		(0.27)
Return of capital	(0.01)		—		—	—		—
Total distributions	(0.35)		(0.37)		(0.36)	(0.30)		(0.27)
Net asset value at end of year	$9.63		$9.74		$9.00	$9.03		$10.94
Total investment return(b)	2.60%		12.44%		3.49%	(14.90)%		4.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%		3.54%		3.43%	2.57%		1.86%
Net expenses(c)	0.48%		0.48%		0.48%	0.49%		0.47%
Expenses (before waiver/reimbursement)(c)	0.48%		0.48%		0.48%	0.49%		0.49%
Portfolio turnover rate	80	%(d)	40	%(d)	66%	70	%(d)	17	%(d)
Net assets at end of year (in 000’s)	$46,937		$38,904		$6,185	$5,542		$1,759

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Colorado Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		July 22, 2024^ through October 31,
Class A	2025		2024
Net asset value at beginning of period	$9.72		$9.77
Net investment income (loss)(a)	0.30		0.08
Net realized and unrealized gain (loss)	0.03		(0.04)
Total from investment operations	0.33		0.04
Less distributions:
From net investment income	(0.31)		(0.09)
Net asset value at end of period	$9.74		$9.72
Total investment return(b)	3.44%		0.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.14%		2.81%††
Net expenses(c)	0.80%		0.80%††
Expenses (before waiver/reimbursement)(c)	0.82%		1.02%††
Portfolio turnover rate	105	%(d)	33%
Net assets at end of period (in 000’s)	$1,454		$35

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class C	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.69		$9.78		$9.85	$9.97	$10.62	$10.54
Net investment income (loss)(b)	0.27		0.11		0.13	0.09	0.06	0.08
Net realized and unrealized gain (loss)	0.03		(0.07)		(0.06)	(0.12)	(0.65)	0.08
Total from investment operations	0.30		0.04		0.07	(0.03)	(0.59)	0.16
Less distributions:
From net investment income	(0.28)		(0.13)		(0.14)	(0.09)	(0.06)	(0.08)
Net asset value at end of period	$9.71		$9.69		$9.78	$9.85	$9.97	$10.62
Total investment return	3.16	%(c)	0.36	%(c)	0.68%	(0.30)%	(5.58)%	1.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.85%		1.96	%††	1.36%	0.89%	0.58%	0.75%
Net expenses	1.10	%(d)	1.54	%††(d)	1.72%	1.67%	1.63%	1.64%
Expenses (before waiver/reimbursement)	1.34	%(d)	1.66	%††(d)	1.74%	1.69%	1.65%	1.66%
Portfolio turnover rate	105	%(e)	33%		31%	12%	14%	7%
Net assets at end of period (in 000's)	$780		$1,064		$1,388	$2,464	$4,466	$6,678

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Colorado Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class I	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.74		$9.83		$9.90	$10.01	$10.66	$10.58
Net investment income (loss)(b)	0.33		0.16		0.23	0.19	0.17	0.19
Net realized and unrealized gain (loss)	0.02		(0.07)		(0.07)	(0.11)	(0.65)	0.08
Total from investment operations	0.35		0.09		0.16	0.08	(0.48)	0.27
Less distributions:
From net investment income	(0.33)		(0.18)		(0.23)	(0.19)	(0.17)	(0.19)
Net asset value at end of period	$9.76		$9.74		$9.83	$9.90	$10.01	$10.66
Total investment return	3.70	%(c)	0.82	%(c)	1.70%	0.82%	(4.60)%	2.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.38%		2.76	%††	2.37%	1.89%	1.58%	1.74%
Net expenses	0.55	%(d)	0.73	%††(d)	0.72%	0.67%	0.63%	0.64%
Expenses (before waiver/reimbursement)	0.58	%(d)	0.84	%††(d)	0.74%	0.69%	0.65%	0.66%
Portfolio turnover rate	105	%(e)	33%		31%	12%	14%	7%
Net assets at end of period (in 000's)	$25,954		$26,976		$29,186	$43,108	$77,121	$95,904

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class Z	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.72		$9.81		$9.87	$9.99	$10.64	$10.56
Net investment income (loss)(b)	0.32		0.15		0.23	0.18	0.16	0.18
Net realized and unrealized gain (loss)	0.02		(0.07)		(0.06)	(0.12)	(0.65)	0.08
Total from investment operations	0.34		0.08		0.17	0.06	(0.49)	0.26
Less distributions:
From net investment income	(0.32)		(0.17)		(0.23)	(0.18)	(0.16)	(0.18)
Net asset value at end of period	$9.74		$9.72		$9.81	$9.87	$9.99	$10.64
Total investment return	3.61	%(c)	0.74	%(c)	1.74%	0.65%	(4.67)%	2.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.29%		2.63	%††	2.33%	1.85%	1.52%	1.69%
Net expenses	0.65	%(d)	0.87	%††(d)	0.78%	0.72%	0.69%	0.69%
Expenses (before waiver/reimbursement)	0.65	%(d)	0.91	%††(d)	0.80%	0.74%	0.71%	0.71%
Portfolio turnover rate	105	%(e)	33%		31%	12%	14%	7%
Net assets at end of period (in 000's)	$77,335		$90,448		$105,497	$131,448	$153,537	$179,091

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Convertible Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$19.30	$17.21	$18.22	$25.40	$20.90
Net investment income (loss)(a)	0.25	0.19	0.18	0.07	0.05
Net realized and unrealized gain (loss)	2.43	2.64	(0.45)	(2.50)	6.01
Total from investment operations	2.68	2.83	(0.27)	(2.43)	6.06
Less distributions:
From net investment income	(0.63)	(0.74)	(0.29)	(0.26)	(0.13)
From net realized gain on investments	(0.35)	—	(0.45)	(4.49)	(1.43)
Total distributions	(0.98)	(0.74)	(0.74)	(4.75)	(1.56)
Net asset value at end of year	$21.00	$19.30	$17.21	$18.22	$25.40
Total investment return(b)	14.40%	16.73%	(1.54)%	(11.12)%	30.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	1.02%	1.03%	0.37%	0.19%
Net expenses(c)	0.93%	0.94%	0.94%	0.93%	0.91%
Portfolio turnover rate	40%	35%	33%	14%	49%
Net assets at end of year (in 000’s)	$701,180	$665,125	$643,975	$710,774	$891,433

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$19.29	$17.20	$18.21	$25.39	$20.90
Net investment income (loss)(a)	0.20	0.14	0.14	0.03	(0.00)‡
Net realized and unrealized gain (loss)	2.42	2.65	(0.45)	(2.50)	6.00
Total from investment operations	2.62	2.79	(0.31)	(2.47)	6.00
Less distributions:
From net investment income	(0.57)	(0.70)	(0.25)	(0.22)	(0.08)
From net realized gain on investments	(0.35)	—	(0.45)	(4.49)	(1.43)
Total distributions	(0.92)	(0.70)	(0.70)	(4.71)	(1.51)
Net asset value at end of year	$20.99	$19.29	$17.20	$18.21	$25.39
Total investment return(b)	14.12%	16.47%	(1.77)%	(11.31)%	29.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%	0.78%	0.79%	0.17%	(0.01)%
Net expenses(c)	1.16%	1.18%	1.18%	1.12%	1.12%
Portfolio turnover rate	40%	35%	33%	14%	49%
Net assets at end of year (in 000's)	$36,369	$39,483	$39,301	$43,581	$53,738

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay Convertible Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$18.72	$16.72	$17.72	$24.92	$20.64
Net investment income (loss)(a)	0.05	0.01	0.01	(0.11)	(0.18)
Net realized and unrealized gain (loss)	2.34	2.57	(0.44)	(2.45)	5.93
Total from investment operations	2.39	2.58	(0.43)	(2.56)	5.75
Less distributions:
From net investment income	(0.43)	(0.58)	(0.12)	(0.15)	(0.04)
From net realized gain on investments	(0.35)	—	(0.45)	(4.49)	(1.43)
Total distributions	(0.78)	(0.58)	(0.57)	(4.64)	(1.47)
Net asset value at end of year	$20.33	$18.72	$16.72	$17.72	$24.92
Total investment return(b)	13.21%	15.65%	(2.51)%	(11.99)%	28.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.28%	0.03%	0.04%	(0.58)%	(0.77)%
Net expenses(c)	1.91%	1.93%	1.93%	1.87%	1.87%
Portfolio turnover rate	40%	35%	33%	14%	49%
Net assets at end of year (in 000’s)	$23,329	$27,836	$30,340	$38,837	$55,754

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay Convertible Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$19.36	$17.26	$18.27	$25.46	$20.95
Net investment income (loss)(a)	0.31	0.25	0.24	0.13	0.12
Net realized and unrealized gain (loss)	2.43	2.65	(0.45)	(2.51)	6.02
Total from investment operations	2.74	2.90	(0.21)	(2.38)	6.14
Less distributions:
From net investment income	(0.69)	(0.80)	(0.35)	(0.32)	(0.20)
From net realized gain on investments	(0.35)	—	(0.45)	(4.49)	(1.43)
Total distributions	(1.04)	(0.80)	(0.80)	(4.81)	(1.63)
Net asset value at end of year	$21.06	$19.36	$17.26	$18.27	$25.46
Total investment return(b)	14.72%	17.12%	(1.20)%	(10.84)%	30.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.35%	1.36%	0.69%	0.49%
Net expenses(c)	0.61%	0.61%	0.61%	0.61%	0.61%
Expenses (before waiver/reimbursement)(c)	0.68%	0.69%	0.69%	0.68%	0.66%
Portfolio turnover rate	40%	35%	33%	14%	49%
Net assets at end of year (in 000’s)	$826,732	$817,396	$803,539	$825,546	$991,630

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay High Yield Corporate Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.22	$4.91	$4.88	$5.63	$5.41
Net investment income (loss)(a)	0.31	0.31	0.28	0.24	0.25
Net realized and unrealized gain (loss)	(0.01)	0.31	0.03	(0.73)	0.25
Total from investment operations	0.30	0.62	0.31	(0.49)	0.50
Less distributions:
From net investment income	(0.31)	(0.31)	(0.28)	(0.24)	(0.25)
Return of capital	—	—	—	(0.02)	(0.03)
Total distributions	(0.31)	(0.31)	(0.28)	(0.26)	(0.28)
Net asset value at end of year	$5.21	$5.22	$4.91	$4.88	$5.63
Total investment return(b)	5.96%	12.89%	6.31%	(8.88)%	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.00%	5.99%	5.52%	4.58%	4.38%
Net expenses(c)	0.97%	0.96%	0.96%	0.95%	0.95%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000’s)	$2,786,891	$2,895,696	$2,876,677	$3,074,182	$3,901,512

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.26	$4.94	$4.92	$5.67	$5.45
Net investment income (loss)(a)	0.31	0.30	0.27	0.24	0.24
Net realized and unrealized gain (loss)	(0.01)	0.32	0.02	(0.73)	0.26
Total from investment operations	0.30	0.62	0.29	(0.49)	0.50
Less distributions:
From net investment income	(0.30)	(0.30)	(0.27)	(0.24)	(0.25)
Return of capital	—	—	—	(0.02)	(0.03)
Total distributions	(0.30)	(0.30)	(0.27)	(0.26)	(0.28)
Net asset value at end of year	$5.26	$5.26	$4.94	$4.92	$5.67
Total investment return(b)	5.92%	12.80%	5.87%	(8.90)%	9.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.81%	5.82%	5.35%	4.45%	4.26%
Net expenses(c)	1.16%	1.14%	1.14%	1.09%	1.08%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000's)	$94,464	$105,009	$111,541	$116,961	$139,214

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay High Yield Corporate Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.20	$4.89	$4.86	$5.60	$5.39
Net investment income (loss)(a)	0.26	0.26	0.23	0.19	0.20
Net realized and unrealized gain (loss)	(0.01)	0.31	0.03	(0.72)	0.24
Total from investment operations	0.25	0.57	0.26	(0.53)	0.44
Less distributions:
From net investment income	(0.26)	(0.26)	(0.23)	(0.20)	(0.21)
Return of capital	—	—	—	(0.01)	(0.02)
Total distributions	(0.26)	(0.26)	(0.23)	(0.21)	(0.23)
Net asset value at end of year	$5.19	$5.20	$4.89	$4.86	$5.60
Total investment return(b)	4.99%	11.89%	5.34%	(9.62)%	8.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.05%	5.09%	4.59%	3.66%	3.54%
Net expenses(c)	1.91%	1.89%	1.89%	1.84%	1.83%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000’s)	$57,705	$79,312	$98,729	$133,295	$214,696

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay High Yield Corporate Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.22	$4.91	$4.88	$5.63	$5.41
Net investment income (loss)(a)	0.33	0.32	0.29	0.25	0.26
Net realized and unrealized gain (loss)	0.00‡	0.31	0.03	(0.73)	0.26
Total from investment operations	0.33	0.63	0.32	(0.48)	0.52
Less distributions:
From net investment income	(0.33)	(0.32)	(0.29)	(0.25)	(0.27)
Return of capital	—	—	—	(0.02)	(0.03)
Total distributions	(0.33)	(0.32)	(0.29)	(0.27)	(0.30)
Net asset value at end of year	$5.22	$5.22	$4.91	$4.88	$5.63
Total investment return(b)	6.43%	13.16%	6.57%	(8.65)%	9.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.25%	6.22%	5.78%	4.82%	4.62%
Net expenses(c)	0.72%	0.71%	0.71%	0.70%	0.70%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000’s)	$3,776,762	$3,912,995	$3,001,067	$3,159,577	$4,116,697

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay High Yield Corporate Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class R2	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.22	$4.91	$4.88	$5.63	$5.41
Net investment income (loss)(a)	0.31	0.30	0.27	0.23	0.24
Net realized and unrealized gain (loss)	(0.00)‡	0.32	0.03	(0.73)	0.26
Total from investment operations	0.31	0.62	0.30	(0.50)	0.50
Less distributions:
From net investment income	(0.31)	(0.31)	(0.27)	(0.23)	(0.25)
Return of capital	—	—	—	(0.02)	(0.03)
Total distributions	(0.31)	(0.31)	(0.27)	(0.25)	(0.28)
Net asset value at end of year	$5.22	$5.22	$4.91	$4.88	$5.63
Total investment return(b)	6.06%	12.77%	6.19%	(8.98)%	9.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.89%	5.89%	5.42%	4.45%	4.28%
Net expenses(c)	1.07%	1.06%	1.06%	1.05%	1.05%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000’s)	$6,756	$6,453	$6,548	$6,949	$10,640

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.21	$4.90	$4.88	$5.62	$5.40
Net investment income (loss)(a)	0.29	0.29	0.26	0.22	0.22
Net realized and unrealized gain (loss)	(0.00)‡	0.31	0.02	(0.72)	0.26
Total from investment operations	0.29	0.60	0.28	(0.50)	0.48
Less distributions:
From net investment income	(0.29)	(0.29)	(0.26)	(0.22)	(0.23)
Return of capital	—	—	—	(0.02)	(0.03)
Total distributions	(0.29)	(0.29)	(0.26)	(0.24)	(0.26)
Net asset value at end of year	$5.21	$5.21	$4.90	$4.88	$5.62
Total investment return(b)	5.81%	12.52%	5.72%	(9.07)%	9.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.65%	5.62%	5.18%	4.25%	3.98%
Net expenses(c)	1.32%	1.31%	1.31%	1.30%	1.30%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000’s)	$5,836	$4,989	$3,913	$3,482	$3,630

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay High Yield Corporate Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.20	$4.89	$4.87	$5.61	$5.40
Net investment income (loss)(a)	0.33	0.33	0.30	0.26	0.27
Net realized and unrealized gain (loss)	0.00‡	0.31	0.02	(0.72)	0.24
Total from investment operations	0.33	0.64	0.32	(0.46)	0.51
Less distributions:
From net investment income	(0.33)	(0.33)	(0.30)	(0.26)	(0.27)
Return of capital	—	—	—	(0.02)	(0.03)
Total distributions	(0.33)	(0.33)	(0.30)	(0.28)	(0.30)
Net asset value at end of year	$5.20	$5.20	$4.89	$4.87	$5.61
Total investment return(b)	6.61%	13.39%	6.54%	(8.36)%	9.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.40%	6.39%	5.93%	4.98%	4.79%
Net expenses(c)	0.57%	0.56%	0.56%	0.57%	0.57%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000’s)	$4,438,761	$4,489,548	$3,856,330	$3,609,591	$3,697,586

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$5.26	$4.95	$4.92	$5.67	$5.45
Net investment income (loss)(a)	0.31	0.30	0.27	0.22	0.23
Net realized and unrealized gain (loss)	(0.01)	0.31	0.02	(0.73)	0.25
Total from investment operations	0.30	0.61	0.29	(0.51)	0.48
Less distributions:
From net investment income	(0.30)	(0.30)	(0.26)	(0.22)	(0.23)
Return of capital	—	—	—	(0.02)	(0.03)
Total distributions	(0.30)	(0.30)	(0.26)	(0.24)	(0.26)
Net asset value at end of year	$5.26	$5.26	$4.95	$4.92	$5.67
Total investment return(b)	5.90%	12.54%	6.00%	(9.14)%	8.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.82%	5.67%	5.30%	4.23%	4.00%
Net expenses(c)	1.16%	1.21%	1.21%	1.34%	1.33%
Portfolio turnover rate	34%	29%	20%	16%	40%
Net assets at end of year (in 000’s)	$220	$144	$47	$32	$27

(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay High Yield Muni Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023		2022		2021
Net asset value at beginning of year	$11.95	$10.60	$10.64		$13.49		$12.75
Net investment income (loss)(a)	0.48	0.46	0.45		0.36		0.36
Net realized and unrealized gain (loss)	(0.18)	1.36	(0.02)		(2.81)		0.77
Total from investment operations	0.30	1.82	0.43		(2.45)		1.13
Less distributions:
From net investment income	(0.47)	(0.47)	(0.47)		(0.40)		(0.39)
Net asset value at end of year	$11.78	$11.95	$10.60		$10.64		$13.49
Total investment return(b)	2.64%	17.30%	3.81%		(18.48)%		8.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.09%	3.90%	3.92%		2.86%		2.66%
Net expenses(c)	0.86%	0.86%	0.87%		0.86%		0.84%
Portfolio turnover rate(d)	28%	17%	38	%(e)	56	%(e)	14%
Net assets at end of year (in 000’s)	$1,435,991	$1,603,539	$1,454,442		$1,751,791		$2,696,103

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Investor Class	2025	2024	2023		2022		2021
Net asset value at beginning of year	$11.93	$10.59	$10.63		$13.47		$12.73
Net investment income (loss)(a)	0.47	0.46	0.45		0.36		0.36
Net realized and unrealized gain (loss)	(0.16)	1.35	(0.02)		(2.80)		0.77
Total from investment operations	0.31	1.81	0.43		(2.44)		1.13
Less distributions:
From net investment income	(0.47)	(0.47)	(0.47)		(0.40)		(0.39)
Net asset value at end of year	$11.77	$11.93	$10.59		$10.63		$13.47
Total investment return(b)	2.71%	17.20%	3.89%		(18.52)%		8.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.08%	3.89%	3.91%		2.88%		2.69%
Net expenses(c)	0.89%	0.88%	0.89%		0.87%		0.86%
Portfolio turnover rate(d)	28%	17%	38	%(e)	56	%(e)	14%
Net assets at end of year (in 000's)	$3,102	$3,550	$3,560		$3,749		$5,107

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

Financial Highlights

NYLI MacKay High Yield Muni Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023		2022		2021
Net asset value at beginning of year	$11.92	$10.58	$10.61		$13.46		$12.71
Net investment income (loss)(a)	0.39	0.37	0.36		0.26		0.26
Net realized and unrealized gain (loss)	(0.18)	1.35	(0.01)		(2.80)		0.78
Total from investment operations	0.21	1.72	0.35		(2.54)		1.04
Less distributions:
From net investment income	(0.38)	(0.38)	(0.38)		(0.31)		(0.29)
Net asset value at end of year	$11.75	$11.92	$10.58		$10.61		$13.46
Total investment return(b)	1.86%	16.34%	3.12%		(19.15)%		8.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33%	3.15%	3.17%		2.11%		1.95%
Net expenses(c)	1.64%	1.63%	1.64%		1.62%		1.61%
Portfolio turnover rate(d)	28%	17%	38	%(e)	56	%(e)	14%
Net assets at end of year (in 000’s)	$102,478	$137,764	$151,803		$202,196		$340,700

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class I	2025	2024	2023		2022		2021
Net asset value at beginning of year	$11.95	$10.60	$10.64		$13.49		$12.75
Net investment income (loss)(a)	0.50	0.49	0.48		0.39		0.39
Net realized and unrealized gain (loss)	(0.17)	1.36	(0.02)		(2.81)		0.77
Total from investment operations	0.33	1.85	0.46		(2.42)		1.16
Less distributions:
From net investment income	(0.50)	(0.50)	(0.50)		(0.43)		(0.42)
Net asset value at end of year	$11.78	$11.95	$10.60		$10.64		$13.49
Total investment return(b)	2.89%	17.48%	4.16%		(18.28)%		9.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34%	4.14%	4.17%		3.10%		2.90%
Net expenses(c)	0.61%	0.61%	0.62%		0.60%		0.59%
Portfolio turnover rate(d)	28%	17%	38	%(e)	56	%(e)	14%
Net assets at end of year (in 000’s)	$6,402,794	$6,381,355	$4,660,777		$4,904,132		$7,894,324

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

Financial Highlights

NYLI MacKay High Yield Muni Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023		2022		2021
Net asset value at beginning of year	$11.94	$10.60	$10.64		$13.49		$12.74
Net investment income (loss)(a)	0.51	0.50	0.48		0.40		0.39
Net realized and unrealized gain (loss)	(0.16)	1.35	(0.02)		(2.81)		0.79
Total from investment operations	0.35	1.85	0.46		(2.41)		1.18
Less distributions:
From net investment income	(0.51)	(0.51)	(0.50)		(0.44)		(0.43)
Net asset value at end of year	$11.78	$11.94	$10.60		$10.64		$13.49
Total investment return(b)	3.04%	17.56%	4.13%		(18.23)%		9.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.40%	4.19%	4.23%		3.22%		2.91%
Net expenses(c)	0.56%	0.55%	0.56%		0.55%		0.54%
Portfolio turnover rate(d)	28%	17%	38	%(e)	56	%(e)	14%
Net assets at end of year (in 000’s)	$1,417,008	$1,462,218	$923,386		$925,330		$1,240,412

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

Financial Highlights

NYLI MacKay New York Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.63		$8.85		$8.89	$10.94		$10.63
Net investment income (loss)(a)	0.35		0.32		0.30	0.24		0.22
Net realized and unrealized gain (loss)	(0.05)		0.81		0.00‡	(2.00)		0.34
Total from investment operations	0.30		1.13		0.30	(1.76)		0.56
Less distributions:
From net investment income	(0.31)		(0.35)		(0.34)	(0.29)		(0.25)
Return of capital	(0.04)		—		—	—		—
Total distributions	(0.35)		(0.35)		(0.34)	(0.29)		(0.25)
Net asset value at end of year	$9.58		$9.63		$8.85	$8.89		$10.94
Total investment return(b)	3.26%		12.84%		3.18%	(16.36)%		5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.69%		3.37%		3.22%	2.37%		2.02%
Net expenses(c)	0.75	%(d)	0.75%		0.75%	0.75%		0.75%
Expenses (before waiver/reimbursement)(c)	0.75%		0.76%		0.76%	0.76%		0.76%
Portfolio turnover rate	42	%(e)	16	%(e)	69%	53	%(e)	10	%(e)
Net assets at end of year (in 000’s)	$909,947		$857,582		$629,501	$690,832		$907,662

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.64		$8.85		$8.89	$10.94		$10.63
Net investment income (loss)(a)	0.35		0.32		0.30	0.24		0.22
Net realized and unrealized gain (loss)	(0.06)		0.82		0.00‡	(2.00)		0.34
Total from investment operations	0.29		1.14		0.30	(1.76)		0.56
Less distributions:
From net investment income	(0.31)		(0.35)		(0.34)	(0.29)		(0.25)
Return of capital	(0.04)		—		—	—		—
Total distributions	(0.35)		(0.35)		(0.34)	(0.29)		(0.25)
Net asset value at end of year	$9.58		$9.64		$8.85	$8.89		$10.94
Total investment return(b)	3.23%		12.81%		3.15%	(16.37)%		5.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66%		3.35%		3.19%	2.37%		2.03%
Net expenses(c)	0.78	%(d)	0.77%		0.77%	0.76%		0.76%
Expenses (before waiver/reimbursement)(c)	0.78%		0.78%		0.78%	0.77%		0.77%
Portfolio turnover rate	42	%(e)	16	%(e)	69%	53	%(e)	10	%(e)
Net assets at end of year (in 000's)	$414		$461		$329	$301		$375

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay New York Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.63		$8.85		$8.89	$10.94		$10.63
Net investment income (loss)(a)	0.32		0.30		0.28	0.21		0.19
Net realized and unrealized gain (loss)	(0.04)		0.80		(0.01)	(2.00)		0.35
Total from investment operations	0.28		1.10		0.27	(1.79)		0.54
Less distributions:
From net investment income	(0.30)		(0.32)		(0.31)	(0.26)		(0.23)
Return of capital	(0.03)		—		—	—		—
Total distributions	(0.33)		(0.32)		(0.31)	(0.26)		(0.23)
Net asset value at end of year	$9.58		$9.63		$8.85	$8.89		$10.94
Total investment return(b)	2.97%		12.53%		2.89%	(16.58)%		5.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.40%		3.10%		2.94%	2.11%		1.77%
Net expenses(c)	1.03	%(d)	1.02%		1.02%	1.01%		1.01%
Expenses (before waiver/reimbursement)(c)	1.03%		1.03%		1.03%	1.02%		1.02%
Portfolio turnover rate	42	%(e)	16	%(e)	69%	53	%(e)	10	%(e)
Net assets at end of year (in 000’s)	$49,113		$62,222		$61,438	$73,022		$111,681

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class C2	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.63		$8.85		$8.88	$10.94		$10.63
Net investment income (loss)(a)	0.31		0.28		0.26	0.20		0.17
Net realized and unrealized gain (loss)	(0.06)		0.81		0.01	(2.02)		0.35
Total from investment operations	0.25		1.09		0.27	(1.82)		0.52
Less distributions:
From net investment income	(0.28)		(0.31)		(0.30)	(0.24)		(0.21)
Return of capital	(0.03)		—		—	—		—
Total distributions	(0.31)		(0.31)		(0.30)	(0.24)		(0.21)
Net asset value at end of year	$9.57		$9.63		$8.85	$8.88		$10.94
Total investment return(b)	2.71%		12.36%		2.86%	(16.80)%		4.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%		2.95%		2.79%	1.96%		1.55%
Net expenses(c)	1.18	%(d)	1.17%		1.17%	1.16%		1.15%
Expenses (before waiver/reimbursement)(c)	1.18%		1.18%		1.18%	1.17%		1.16%
Portfolio turnover rate	42	%(e)	16	%(e)	69%	53	%(e)	10	%(e)
Net assets at end of year (in 000’s)	$2,584		$2,182		$1,476	$1,638		$1,861

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay New York Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.63		$8.85		$8.89	$10.94		$10.63
Net investment income (loss)(a)	0.37		0.35		0.33	0.26		0.25
Net realized and unrealized gain (loss)	(0.04)		0.80		(0.01)	(2.00)		0.34
Total from investment operations	0.33		1.15		0.32	(1.74)		0.59
Less distributions:
From net investment income	(0.34)		(0.37)		(0.36)	(0.31)		(0.28)
Return of capital	(0.04)		—		—	—		—
Total distributions	(0.38)		(0.37)		(0.36)	(0.31)		(0.28)
Net asset value at end of year	$9.58		$9.63		$8.85	$8.89		$10.94
Total investment return(b)	3.52%		13.12%		3.43%	(16.15)%		5.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94%		3.62%		3.46%	2.63%		2.27%
Net expenses(c)	0.50	%(d)	0.50%		0.50%	0.50%		0.50%
Expenses (before waiver/reimbursement)(c)	0.50%		0.51%		0.51%	0.51%		0.51%
Portfolio turnover rate	42	%(e)	16	%(e)	69%	53	%(e)	10	%(e)
Net assets at end of year (in 000’s)	$508,880		$480,713		$334,748	$294,456		$353,955

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class R6	2025		2024		2023	2022		2021
Net asset value at beginning of year	$9.63		$8.85		$8.89	$10.94		$10.63
Net investment income (loss)(a)	0.37		0.35		0.33	0.27		0.26
Net realized and unrealized gain (loss)	(0.05)		0.81		(0.01)	(2.01)		0.33
Total from investment operations	0.32		1.16		0.32	(1.74)		0.59
Less distributions:
From net investment income	(0.34)		(0.38)		(0.36)	(0.31)		(0.28)
Return of capital	(0.04)		—		—	—		—
Total distributions	(0.38)		(0.38)		(0.36)	(0.31)		(0.28)
Net asset value at end of year	$9.57		$9.63		$8.85	$8.89		$10.94
Total investment return(b)	3.43%		13.14%		3.45%	(16.14)%		5.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.93%		3.63%		3.51%	2.67%		2.34%
Net expenses(c)	0.48%		0.48%		0.48%	0.48%		0.47%
Expenses (before waiver/reimbursement)(c)	0.48%		0.48%		0.48%	0.48%		0.49%
Portfolio turnover rate	42	%(d)	16	%(d)	69%	53	%(d)	10	%(d)
Net assets at end of year (in 000’s)	$4,912		$9,500		$2,624	$724		$806

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Oregon Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,	July 22, 2024^ through October 31,
Class A	2025	2024
Net asset value at beginning of period	$10.25	$10.32
Net investment income (loss)(a)	0.30	0.07
Net realized and unrealized gain (loss)	0.05	(0.05)
Total from investment operations	0.35	0.02
Less distributions:
From net investment income	(0.30)	(0.09)
Net asset value at end of period	$10.30	$10.25
Total investment return(b)	3.47%	0.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.91%	2.39%††
Net expenses(c)	0.79%	0.80%††
Expenses (before waiver/reimbursement)(c)	0.79%	0.87%††
Portfolio turnover rate(d)	64%	23%
Net assets at end of period (in 000’s)	$3,916	$679

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class C	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$10.24		$10.34		$10.43	$10.54	$11.23	$11.12
Net investment income (loss)(b)	0.26		0.10		0.12	0.09	0.06	0.08
Net realized and unrealized gain (loss)	0.07		(0.07)		(0.09)	(0.10)	(0.69)	0.11
Total from investment operations	0.33		0.03		0.03	(0.01)	(0.63)	0.19
Less distributions:
From net investment income	(0.27)		(0.13)		(0.12)	(0.10)	(0.06)	(0.08)
Net asset value at end of period	$10.30		$10.24		$10.34	$10.43	$10.54	$11.23
Total investment return	3.27	%(c)	0.20	%(c)	0.31%	(0.11)%	(5.62)%	1.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.53%		1.70	%††	1.16%	0.85%	0.56%	0.73%
Net expenses	1.10	%(d)	1.42	%††(d)	1.57%	1.55%	1.51%	1.56%
Expenses (before waiver/reimbursement)	1.30	%(d)	1.45	%††(d)	1.57%	1.55%	1.52%	1.57%
Portfolio turnover rate	64	%(e)	23	%(e)	22%	12%	13%	5%
Net assets at end of period (in 000's)	$1,790		$1,944		$2,456	$3,363	$7,397	$13,475

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Oregon Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class I	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$10.24		$10.34		$10.44	$10.55	$11.24	$11.12
Net investment income (loss)(b)	0.31		0.16		0.22	0.19	0.17	0.19
Net realized and unrealized gain (loss)	0.07		(0.08)		(0.10)	(0.10)	(0.69)	0.13
Total from investment operations	0.38		0.08		0.12	0.09	(0.52)	0.32
Less distributions:
From net investment income	(0.32)		(0.18)		(0.22)	(0.20)	(0.17)	(0.20)
Net asset value at end of period	$10.30		$10.24		$10.34	$10.44	$10.55	$11.24
Total investment return	3.84	%(c)	0.67	%(c)	1.22%	0.90%	(4.66)%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.08%		2.49	%††	2.17%	1.87%	1.56%	1.71%
Net expenses	0.54	%(d)	0.62	%††(d)	0.57%	0.55%	0.51%	0.56%
Expenses (before waiver/reimbursement)	0.54	%(d)	0.65	%††(d)	0.57%	0.55%	0.52%	0.57%
Portfolio turnover rate	64	%(e)	23	%(e)	22%	12%	13%	5%
Net assets at end of period (in 000's)	$103,099		$121,799		$161,447	$168,995	$238,353	$281,294

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class Z	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$10.25		$10.35		$10.45	$10.55	$11.25	$11.13
Net investment income (loss)(b)	0.30		0.14		0.21	0.18	0.16	0.18
Net realized and unrealized gain (loss)	0.07		(0.07)		(0.10)	(0.10)	(0.70)	0.12
Total from investment operations	0.37		0.07		0.11	0.08	(0.54)	0.30
Less distributions:
From net investment income	(0.31)		(0.17)		(0.21)	(0.18)	(0.16)	(0.18)
Net asset value at end of period	$10.31		$10.25		$10.35	$10.45	$10.55	$11.25
Total investment return	3.68	%(c)	0.58	%(c)	1.07%	0.84%	(4.89)%	2.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93%		2.35	%††	2.02%	1.72%	1.41%	1.57%
Net expenses	0.69	%(d)	0.77	%††(d)	0.72%	0.70%	0.66%	0.71%
Expenses (before waiver/reimbursement)	0.69	%(d)	0.80	%††(d)	0.72%	0.70%	0.67%	0.72%
Portfolio turnover rate	64	%(e)	23	%(e)	22%	12%	13%	5%
Net assets at end of period (in 000's)	$166,633		$204,980		$236,625	$294,172	$340,901	$379,288

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Short Duration High Income Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.54	$9.18	$9.09	$9.83	$9.45
Net investment income (loss)(a)	0.57	0.58	0.51	0.37	0.37
Net realized and unrealized gain (loss)	(0.05)	0.36	0.09	(0.73)	0.42
Total from investment operations	0.52	0.94	0.60	(0.36)	0.79
Less distributions:
From net investment income	(0.57)	(0.58)	(0.51)	(0.38)	(0.41)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.57)	(0.58)	(0.51)	(0.38)	(0.41)
Net asset value at end of year	$9.49	$9.54	$9.18	$9.09	$9.83
Total investment return(b)	5.61%	10.42%	6.72%	(3.66)%	8.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.02%	6.07%	5.52%	3.92%	3.78%
Net expenses(c)	1.02%	1.02%	1.02%	1.02%	1.01%
Expenses (before waiver/reimbursement)(c)	1.04%	1.05%	1.06%	1.02%	1.01%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000’s)	$601,901	$467,515	$327,716	$300,909	$303,646

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.55	$9.18	$9.09	$9.83	$9.46
Net investment income (loss)(a)	0.57	0.57	0.50	0.36	0.37
Net realized and unrealized gain (loss)	(0.06)	0.37	0.09	(0.72)	0.40
Total from investment operations	0.51	0.94	0.59	(0.36)	0.77
Less distributions:
From net investment income	(0.57)	(0.57)	(0.50)	(0.38)	(0.40)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.57)	(0.57)	(0.50)	(0.38)	(0.40)
Net asset value at end of year	$9.49	$9.55	$9.18	$9.09	$9.83
Total investment return(b)	5.46%	10.47%	6.63%	(3.73)%	8.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.99%	6.03%	5.43%	3.82%	3.72%
Net expenses(c)	1.05%	1.07%	1.11%	1.10%	1.10%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000's)	$4,281	$4,919	$5,299	$5,400	$5,780

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay Short Duration High Income Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.54	$9.18	$9.09	$9.83	$9.45
Net investment income (loss)(a)	0.50	0.50	0.43	0.29	0.29
Net realized and unrealized gain (loss)	(0.06)	0.36	0.09	(0.72)	0.41
Total from investment operations	0.44	0.86	0.52	(0.43)	0.70
Less distributions:
From net investment income	(0.50)	(0.50)	(0.43)	(0.31)	(0.32)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.50)	(0.50)	(0.43)	(0.31)	(0.32)
Net asset value at end of year	$9.48	$9.54	$9.18	$9.09	$9.83
Total investment return(b)	4.69%	9.56%	5.84%	(4.46)%	7.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	5.27%	4.68%	3.05%	2.98%
Net expenses(c)	1.80%	1.82%	1.86%	1.85%	1.85%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000’s)	$56,751	$49,589	$29,903	$25,772	$35,636

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.55	$9.18	$9.09	$9.84	$9.46
Net investment income (loss)(a)	0.60	0.60	0.54	0.39	0.40
Net realized and unrealized gain (loss)	(0.07)	0.37	0.08	(0.73)	0.41
Total from investment operations	0.53	0.97	0.62	(0.34)	0.81
Less distributions:
From net investment income	(0.59)	(0.60)	(0.53)	(0.41)	(0.43)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.59)	(0.60)	(0.53)	(0.41)	(0.43)
Net asset value at end of year	$9.49	$9.55	$9.18	$9.09	$9.84
Total investment return(b)	5.74%	10.79%	6.98%	(3.52)%	8.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.26%	6.31%	5.78%	4.14%	4.05%
Net expenses(c)	0.78%	0.78%	0.78%	0.77%	0.76%
Expenses (before waiver/reimbursement)(c)	0.79%	0.80%	0.81%	0.77%	0.76%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000’s)	$2,405,081	$2,143,619	$1,483,473	$1,034,873	$1,147,287

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Financial Highlights

NYLI MacKay Short Term Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Class A	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.27	$9.06	$9.26	$9.31	$9.73	$9.54
Net investment income (loss)(a)	0.29	0.29	0.13	0.15	0.04	0.06
Net realized and unrealized gain (loss)	0.08	0.21	(0.20)	(0.03)	(0.41)	0.21
Total from investment operations	0.37	0.50	(0.07)	0.12	(0.37)	0.27
Less distributions:
From net investment income	(0.29)	(0.29)	(0.13)	(0.17)	(0.05)	(0.08)
Net asset value at end of period	$9.35	$9.27	$9.06	$9.26	$9.31	$9.73
Total investment return(b)	4.08%	5.55%	(0.73)%	1.32%	(3.81)%	2.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13%	3.09%	2.84%††	1.66%	0.36%	0.63%
Net expenses	0.67%	0.68%	0.69%††	0.68%	0.67%	0.65%
Expenses (before waiver/reimbursement)	0.67%	0.68%	0.69%††	0.68%	0.67%	0.65%
Portfolio turnover rate(c)	76%	48%	61%	99%	62%	28%
Net assets at end of period (in 000's)	$244,459	$201,335	$250,092	$306,828	$409,722	$503,769

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,		September 30, 2020^ through April 30,
Class A2	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.29	$9.07	$9.27	$9.32	$9.75	9.70**
Net investment income (loss)(a)	0.29	0.29	0.13	0.15	0.03	0.02
Net realized and unrealized gain (loss)	0.08	0.22	(0.20)	(0.03)	(0.41)	0.07
Total from investment operations	0.37	0.51	(0.07)	0.12	(0.38)	0.09
Less distributions:
From net investment income	(0.29)	(0.29)	(0.13)	(0.17)	(0.05)	(0.04)
Net asset value at end of period	$9.37	$9.29	$9.07	$9.27	$9.32	$9.75
Total investment return(b)	4.07%	5.65%	(0.73)%	1.32%	(3.91)%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.12%	3.09%	2.84%††	1.57%	0.36%	0.40%††
Net expenses	0.67%	0.68%	0.69%††	0.68%	0.67%	0.65%††
Portfolio turnover rate(c)	76%	48%	61%	99%	62%	28%
Net assets at end of period (in 000's)	$59,319	$35,493	$48,197	$54,326	$98,890	$88,248

#	The Fund changed its fiscal year end from April 30 to October 31.
**	Based on the net asset value of Class A as of September 30, 2020.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Short Term Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Investor Class	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.30	$9.08	$9.28	$9.33	$9.76	$9.57
Net investment income (loss)(a)	0.26	0.26	0.12	0.13	0.01	0.04
Net realized and unrealized gain (loss)	0.08	0.22	(0.20)	(0.04)	(0.42)	0.20
Total from investment operations	0.34	0.48	(0.08)	0.09	(0.41)	0.24
Less distributions:
From net investment income	(0.26)	(0.26)	(0.12)	(0.14)	(0.02)	(0.05)
Net asset value at end of period	$9.38	$9.30	$9.08	$9.28	$9.33	$9.76
Total investment return(b)	3.74%	5.32%	(0.89)%	0.99%	(4.19)%	2.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%	2.77%	2.53%††	1.37%	0.06%	0.41%
Net expenses	0.99%	0.99%	0.99%††	1.00%	0.99%	0.98%
Expenses (before waiver/reimbursement)	1.31%	1.30%	1.32%††	1.30%	1.24%	1.25%
Portfolio turnover rate(c)	76%	48%	61%	99%	62%	28%
Net assets at end of period (in 000's)	$1,719	$2,026	$2,230	$2,511	$2,884	$3,608

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Class I	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.27	$9.06	$9.26	$9.31	$9.73	$9.54
Net investment income (loss)(a)	0.32	0.31	0.14	0.18	0.06	0.09
Net realized and unrealized gain (loss)	0.08	0.21	(0.19)	(0.03)	(0.40)	0.21
Total from investment operations	0.40	0.52	(0.05)	0.15	(0.34)	0.30
Less distributions:
From net investment income	(0.32)	(0.31)	(0.15)	(0.20)	(0.08)	(0.11)
Net asset value at end of period	$9.35	$9.27	$9.06	$9.26	$9.31	$9.73
Total investment return(b)	4.36%	5.84%	(0.59)%	1.60%	(3.55)%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.40%	3.36%	3.13%††	1.89%	0.63%	0.89%
Net expenses	0.40%	0.40%	0.40%††	0.40%	0.40%	0.40%
Expenses (before waiver/reimbursement)	0.42%	0.43%	0.44%††	0.43%	0.42%	0.40%
Portfolio turnover rate(c)	76%	48%	61%	99%	62%	28%
Net assets at end of period (in 000's)	$755,241	$474,443	$514,457	$663,175	$1,125,893	$1,400,328

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Short Term Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,	Year Ended October 31,	May 1, 2023 through October 31,	May 2, 2022^ through April 30,
Class R6	2025	2024	2023#	2023
Net asset value at beginning of period	$9.27	$9.05	$9.25	9.30**
Net investment income (loss)(a)	0.32	0.31	0.14	0.18
Net realized and unrealized gain (loss)	0.08	0.22	(0.19)	(0.03)
Total from investment operations	0.40	0.53	(0.05)	0.15
Less distributions:
From net investment income	(0.32)	(0.31)	(0.15)	(0.20)
Net asset value at end of period	$9.35	$9.27	$9.05	$9.25
Total investment return(b)	4.38%	5.97%	(0.59)%	1.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.42%	3.38%	3.12%††	2.00	%††
Net expenses	0.39%	0.39%	0.40%††	0.40	%††(c)
Expenses (before waiver/reimbursement)	0.39%	0.39%	0.41%††	0.40	%††
Portfolio turnover rate(d)	76%	48%	61%	99%
Net assets at end of period (in 000's)	$58,806	$88,949	$53,978	$85,211

#	The Fund changed its fiscal year end from April 30 to October 31.
**	Based on the net asset value of Class I as of May 2, 2022.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Expense waiver/reimbursement less than 0.01%.
(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Strategic Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.64	$8.00	$7.94	$9.10	$8.80
Net investment income (loss)(a)	0.45	0.43	0.35	0.24	0.22
Net realized and unrealized gain (loss)	0.18	0.64	0.07	(1.19)	0.27
Total from investment operations	0.63	1.07	0.42	(0.95)	0.49
Less distributions:
From net investment income	(0.46)	(0.43)	(0.36)	(0.21)	(0.18)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.46)	(0.43)	(0.36)	(0.21)	(0.19)
Net asset value at end of year	$8.81	$8.64	$8.00	$7.94	$9.10
Total investment return(b)	7.49%	13.56%	5.30%	(10.51)%	5.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.19%	5.09%	4.32%	2.75%	2.43%
Net expenses(c)	0.98%	1.02%	1.04%	1.04%	1.07	%(d)
Portfolio turnover rate	136%	131%	92%	86%	53%
Net assets at end of year (in 000’s)	$197,340	$195,353	$182,027	$178,508	$192,190

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
	October 31, 2021	1.04%	0.03%

Financial Highlights

NYLI MacKay Strategic Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.72	$8.07	$8.01	$9.18	$8.88
Net investment income (loss)(a)	0.43	0.42	0.34	0.22	0.21
Net realized and unrealized gain (loss)	0.20	0.64	0.06	(1.19)	0.27
Total from investment operations	0.63	1.06	0.40	(0.97)	0.48
Less distributions:
From net investment income	(0.44)	(0.41)	(0.34)	(0.20)	(0.17)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.44)	(0.41)	(0.34)	(0.20)	(0.18)
Net asset value at end of year	$8.91	$8.72	$8.07	$8.01	$9.18
Total investment return(b)	7.39%	13.29%	5.03%	(10.65)%	5.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.95%	4.85%	4.11%	2.59%	2.30%
Net expenses(c)	1.22%	1.24%	1.25%	1.18%	1.20	%(d)
Expenses (before waiver/reimbursement)(c)	1.24%	1.26%	1.26%	1.18%	1.20%
Portfolio turnover rate	136%	131%	92%	86%	53%
Net assets at end of year (in 000's)	$11,256	$12,030	$12,923	$13,795	$16,874

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses	)	Short Sales Expenses
	October 31, 2021	1.17%		0.03%

Financial Highlights

NYLI MacKay Strategic Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.58	$7.95	$7.89	$9.05	$8.75
Net investment income (loss)(a)	0.36	0.35	0.27	0.15	0.14
Net realized and unrealized gain (loss)	0.19	0.63	0.07	(1.17)	0.27
Total from investment operations	0.55	0.98	0.34	(1.02)	0.41
Less distributions:
From net investment income	(0.38)	(0.35)	(0.28)	(0.14)	(0.10)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.38)	(0.35)	(0.28)	(0.14)	(0.11)
Net asset value at end of year	$8.75	$8.58	$7.95	$7.89	$9.05
Total investment return(b)	6.62%	12.40%	4.33%	(11.38)%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.20%	4.10%	3.34%	1.75%	1.55%
Net expenses(c)	1.97%	1.99%	2.00%	1.93%	1.95	%(d)
Expenses (before waiver/reimbursement)(c)	1.99%	2.01%	2.01%	1.93%	1.95%
Portfolio turnover rate	136%	131%	92%	86%	53%
Net assets at end of year (in 000’s)	$10,929	$10,283	$12,334	$20,804	$46,537

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses	)	Short Sales Expenses
	October 31, 2021	1.92%		0.03%

Financial Highlights

NYLI MacKay Strategic Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.65	$8.01	$7.95	$9.11	$8.81
Net investment income (loss)(a)	0.48	0.46	0.38	0.27	0.25
Net realized and unrealized gain (loss)	0.18	0.64	0.07	(1.19)	0.27
Total from investment operations	0.66	1.10	0.45	(0.92)	0.52
Less distributions:
From net investment income	(0.48)	(0.46)	(0.39)	(0.24)	(0.21)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.48)	(0.46)	(0.39)	(0.24)	(0.22)
Net asset value at end of year	$8.83	$8.65	$8.01	$7.95	$9.11
Total investment return(b)	7.90%	13.90%	5.64%	(10.19)%	5.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.49%	5.41%	4.66%	3.09%	2.70%
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.79	%(d)
Expenses (before waiver/reimbursement)(c)	0.73%	0.76%	0.79%	0.79%	0.82%
Portfolio turnover rate	136%	131%	92%	86%	53%
Net assets at end of year (in 000’s)	$1,166,995	$577,013	$470,566	$433,814	$448,881

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses	)	Short Sales Expenses
	October 31, 2021	0.76%		0.03%

Financial Highlights

NYLI MacKay Strategic Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of year	$8.68	$8.03	$7.97	$9.14	$8.84
Net investment income (loss)(a)	0.49	0.47	0.39	0.27	0.26
Net realized and unrealized gain (loss)	0.18	0.64	0.06	(1.19)	0.26
Total from investment operations	0.67	1.11	0.45	(0.92)	0.52
Less distributions:
From net investment income	(0.49)	(0.46)	(0.39)	(0.25)	(0.21)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.49)	(0.46)	(0.39)	(0.25)	(0.22)
Net asset value at end of year	$8.86	$8.68	$8.03	$7.97	$9.14
Total investment return(b)	7.96%	14.04%	5.68%	(10.23)%	5.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.56%	5.47%	4.76%	3.14%	2.83%
Net expenses(c)	0.62%	0.65%	0.65%	0.66%	0.69	%(d)
Portfolio turnover rate	136%	131%	92%	86%	53%
Net assets at end of year (in 000’s)	$6,671	$4,814	$3,925	$1,349	$1,407

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

	Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
	October 31, 2021	0.67%	0.02%

Financial Highlights

NYLI MacKay Strategic Muni Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Class A	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.48	$9.06	$9.47	$9.50	$10.43	$9.65
Net investment income (loss)(a)	0.32	0.31	0.15	0.26	0.12	0.15
Net realized and unrealized gain (loss)	0.08	0.44	(0.40)	(0.01)	(0.78)	0.82
Total from investment operations	0.40	0.75	(0.25)	0.25	(0.66)	0.97
Less distributions:
From net investment income	(0.32)	(0.33)	(0.16)	(0.26)	(0.17)	(0.19)
From net realized gain on investments	—	—	—	(0.02)	(0.10)	—
Total distributions	(0.32)	(0.33)	(0.16)	(0.28)	(0.27)	(0.19)
Net asset value at end of period	$9.56	$9.48	$9.06	$9.47	$9.50	$10.43
Total investment return(b)	4.37%	8.35%	(2.63)%	2.73%	(6.54)%	10.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.40%	3.22%	3.09%††	2.78%	1.22%	1.47%
Net expenses	0.74%	0.75%	0.77%††	0.77%	0.77%	0.72%
Expenses (before waiver/reimbursement)	0.74%	0.75%	0.81%††	0.84%	0.97%	0.98%
Portfolio turnover rate(c)	47%	37%	12%	81%	32%	66%
Net assets at end of period (in 000's)	$274,761	$171,979	$63,006	$43,203	$5,246	$454

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Investor Class	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.47	$9.05	$9.46	$9.49	$10.41	$9.65
Net investment income (loss)(a)	0.32	0.30	0.14	0.21	0.11	0.13
Net realized and unrealized gain (loss)	0.08	0.45	(0.39)	0.03	(0.79)	0.80
Total from investment operations	0.40	0.75	(0.25)	0.24	(0.68)	0.93
Less distributions:
From net investment income	(0.32)	(0.33)	(0.16)	(0.25)	(0.14)	(0.17)
From net realized gain on investments	—	—	—	(0.02)	(0.10)	—
Total distributions	(0.32)	(0.33)	(0.16)	(0.27)	(0.24)	(0.17)
Net asset value at end of period	$9.55	$9.47	$9.05	$9.46	$9.49	$10.41
Total investment return(b)	4.32%	8.32%	(2.69)%	2.58%	(6.69)%	9.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%	3.21%	2.98%††	2.23%	1.04%	1.23%
Net expenses	0.79%	0.79%	0.89%††	0.92%	0.97%	0.98%
Expenses (before waiver/reimbursement)	0.79%	0.79%	0.93%††	0.99%	1.17%	1.24%
Portfolio turnover rate(c)	47%	37%	12%	81%	32%	66%
Net assets at end of period (in 000's)	$65	$53	$48	$100	$46	$33

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Strategic Muni Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Class C	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.47	$9.04	$9.45	$9.48	$10.42	$9.65
Net investment income (loss)(a)	0.29	0.28	0.13	0.22	0.08	0.10
Net realized and unrealized gain (loss)	0.09	0.46	(0.39)	(0.01)	(0.80)	0.81
Total from investment operations	0.38	0.74	(0.26)	0.21	(0.72)	0.91
Less distributions:
From net investment income	(0.30)	(0.31)	(0.15)	(0.22)	(0.12)	(0.14)
From net realized gain on investments	—	—	—	(0.02)	(0.10)	—
Total distributions	(0.30)	(0.31)	(0.15)	(0.24)	(0.22)	(0.14)
Net asset value at end of period	$9.55	$9.47	$9.04	$9.45	$9.48	$10.42
Total investment return(b)	4.07%	8.17%	(2.82)%	2.31%	(7.12)%	9.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10%	2.95%	2.74%††	2.34%	0.76%	0.97%
Net expenses	1.04%	1.03%	1.13%††	1.18%	1.22%	1.23%
Expenses (before waiver/reimbursement)	1.04%	1.03%	1.17%††	1.25%	1.42%	1.49%
Portfolio turnover rate(c)	47%	37%	12%	81%	32%	66%
Net assets at end of period (in 000's)	$15,623	$12,758	$5,072	$3,291	$558	$113

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		May 1 2023 through October 31,	December 13, 2022^ through April 30,
Class C2	2025	2024	2023#	2023
Net asset value at beginning of period	$9.47	$9.04	$9.45	9.43*
Net investment income (loss)(a)	0.28	0.26	0.12	0.09
Net realized and unrealized gain (loss)	0.08	0.46	(0.39)	0.03
Total from investment operations	0.36	0.72	(0.27)	0.12
Less distributions:
From net investment income	(0.28)	(0.29)	(0.14)	(0.10)
Net asset value at end of period	$9.55	$9.47	$9.04	$9.45
Total investment return(b)	3.91%	8.00%	(2.89)%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96%	2.78%	2.59%††	2.49	%††
Net expenses	1.19%	1.18%	1.28%††	1.34	%††
Expenses (before waiver/reimbursement)	1.19%	1.18%	1.32%††	1.41	%††
Portfolio turnover rate(c)	47%	37%	12%	81%
Net assets at end of period (in 000's)	$3,465	$2,139	$301	$214

*	Based on the net asset value of Class C as of December 13, 2022.
#	The Fund changed its fiscal year end from April 30 to October 31.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Strategic Muni Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Class I	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.47	$9.04	$9.45	$9.48	$10.42	$9.65
Net investment income (loss)(a)	0.34	0.33	0.16	0.27	0.15	0.18
Net realized and unrealized gain (loss)	0.09	0.46	(0.39)	0.00‡	(0.80)	0.81
Total from investment operations	0.43	0.79	(0.23)	0.27	(0.65)	0.99
Less distributions:
From net investment income	(0.35)	(0.36)	(0.18)	(0.28)	(0.19)	(0.22)
From net realized gain on investments	—	—	—	(0.02)	(0.10)	—
Total distributions	(0.35)	(0.36)	(0.18)	(0.30)	(0.29)	(0.22)
Net asset value at end of period	$9.55	$9.47	$9.04	$9.45	$9.48	$10.42
Total investment return(b)	4.64%	8.75%	(2.52)%	2.99%	(6.43)%	10.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.66%	3.48%	3.34%††	2.90%	1.49%	1.72%
Net expenses	0.49%	0.50%	0.52%††	0.52%	0.51%	0.50%
Expenses (before waiver/reimbursement)	0.49%	0.50%	0.56%††	0.59%	0.71%	0.76%
Portfolio turnover rate(c)	47%	37%	12%	81%	32%	66%
Net assets at end of period (in 000's)	$1,858,873	$1,169,533	$483,873	$310,246	$92,126	$61,183

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		May 1, 2023 through October 31,	Year Ended April 30,
Class R6	2025	2024	2023#	2023	2022	2021
Net asset value at beginning of period	$9.46	$9.04	$9.45	$9.48	$10.42	$9.65
Net investment income (loss)(a)	0.35	0.33	0.16	0.26	0.16	0.18
Net realized and unrealized gain (loss)	0.08	0.45	(0.39)	0.02	(0.80)	0.81
Total from investment operations	0.43	0.78	(0.23)	0.28	(0.64)	0.99
Less distributions:
From net investment income	(0.35)	(0.36)	(0.18)	(0.29)	(0.20)	(0.22)
From net realized gain on investments	—	—	—	(0.02)	(0.10)	—
Total distributions	(0.35)	(0.36)	(0.18)	(0.31)	(0.30)	(0.22)
Net asset value at end of period	$9.54	$9.46	$9.04	$9.45	$9.48	$10.42
Total investment return(b)	4.68%	8.69%	(2.50)%	3.01%	(6.41)%	10.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.68%	3.44%	3.38%††	2.75%	1.51%	1.72%
Net expenses	0.45%	0.45%	0.50%††	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.45%	0.45%	0.51%††	0.55%	0.70%	0.77%
Portfolio turnover rate(c)	47%	37%	12%	81%	32%	66%
Net assets at end of period (in 000's)	$58,591	$5,293	$26	$26	$25	$27

#	The Fund changed its fiscal year end from April 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Strategic Muni Allocation Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,	July 19, 2024^ through October 31,
Class Z	2025	2024
Net asset value at beginning of period	$9.48	$9.53
Net investment income (loss)(a)	0.33	0.09
Net realized and unrealized gain (loss)	0.08	(0.05)
Total from investment operations	0.41	0.04
Less distributions:
From net investment income	(0.33)	(0.09)
Net asset value at end of period	$9.56	$9.48
Total investment return(b)	4.48%	0.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.50%	3.24%††
Net expenses	0.64%	0.66%††
Portfolio turnover rate(c)	47%	37%
Net assets at end of period (in 000’s)	$123,630	$151,299

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Tax Free Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024		2023		2022		2021
Net asset value at beginning of year	$9.34	$8.77		$8.85		$10.60		$10.43
Net investment income (loss)(a)	0.33	0.31		0.29		0.20		0.17
Net realized and unrealized gain (loss)	0.03	0.59		(0.05)		(1.66)		0.23
Total from investment operations	0.36	0.90		0.24		(1.46)		0.40
Less distributions:
From net investment income	(0.33)	(0.33)		(0.32)		(0.26)		(0.23)
From net realized gain on investments	—	—		—		(0.03)		—
Return of capital	(0.01)	—		—		—		—
Total distributions	(0.34)	(0.33)		(0.32)		(0.29)		(0.23)
Net asset value at end of year	$9.36	$9.34		$8.77		$8.85		$10.60
Total investment return(b)	3.93%	10.36%		2.62%		(13.96)%		3.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58%	3.34%		3.10%		2.03%		1.63%
Net expenses(c)	0.74%	0.74%		0.74%		0.75%		0.73%
Portfolio turnover rate(d)	54%	36	%(e)	75	%(e)	127	%(e)	39%
Net assets at end of year (in 000’s)	$1,077,860	$1,229,314		$1,200,333		$1,552,537		$3,134,090

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Investor Class	2025	2024		2023		2022		2021
Net asset value at beginning of year	$9.38	$8.81		$8.89		$10.65		$10.48
Net investment income (loss)(a)	0.33	0.31		0.28		0.20		0.17
Net realized and unrealized gain (loss)	0.02	0.59		(0.04)		(1.67)		0.23
Total from investment operations	0.35	0.90		0.24		(1.47)		0.40
Less distributions:
From net investment income	(0.32)	(0.33)		(0.32)		(0.26)		(0.23)
From net realized gain on investments	—	—		—		(0.03)		—
Return of capital	(0.01)	—		—		—		—
Total distributions	(0.33)	(0.33)		(0.32)		(0.29)		(0.23)
Net asset value at end of year	$9.40	$9.38		$8.81		$8.89		$10.65
Total investment return(b)	3.86%	10.26%		2.57%		(14.01)%		3.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%	3.29%		3.05%		2.07%		1.61%
Net expenses(c)	0.78%	0.77%		0.78%		0.77%		0.76%
Portfolio turnover rate(d)	54%	36	%(e)	75	%(e)	127	%(e)	39%
Net assets at end of year (in 000's)	$5,520	$6,045		$6,248		$6,622		$9,027

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

Financial Highlights

NYLI MacKay Tax Free Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024		2023		2022		2021
Net asset value at beginning of year	$9.34	$8.78		$8.85		$10.60		$10.44
Net investment income (loss)(a)	0.30	0.29		0.26		0.18		0.15
Net realized and unrealized gain (loss)	0.03	0.58		(0.03)		(1.66)		0.21
Total from investment operations	0.33	0.87		0.23		(1.48)		0.36
Less distributions:
From net investment income	(0.30)	(0.31)		(0.30)		(0.24)		(0.20)
From net realized gain on investments	—	—		—		(0.03)		—
Return of capital	(0.01)	—		—		—		—
Total distributions	(0.31)	(0.31)		(0.30)		(0.27)		(0.20)
Net asset value at end of year	$9.36	$9.34		$8.78		$8.85		$10.60
Total investment return(b)	3.62%	9.91%		2.44%		(14.19)%		3.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%	3.05%		2.81%		1.81%		1.37%
Net expenses(c)	1.03%	1.03%		1.03%		1.02%		1.01%
Portfolio turnover rate(d)	54%	36	%(e)	75	%(e)	127	%(e)	39%
Net assets at end of year (in 000’s)	$62,736	$84,682		$103,571		$125,521		$194,545

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

Financial Highlights

NYLI MacKay Tax Free Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C2	2025	2024		2023		2022		2021
Net asset value at beginning of year	$9.34	$8.77		$8.85		$10.60		$10.43
Net investment income (loss)(a)	0.29	0.27		0.25		0.17		0.12
Net realized and unrealized gain (loss)	0.01	0.59		(0.05)		(1.67)		0.23
Total from investment operations	0.30	0.86		0.20		(1.50)		0.35
Less distributions:
From net investment income	(0.28)	(0.29)		(0.28)		(0.22)		(0.18)
From net realized gain on investments	—	—		—		(0.03)		—
Return of capital	(0.01)	—		—		—		—
Total distributions	(0.29)	(0.29)		(0.28)		(0.25)		(0.18)
Net asset value at end of year	$9.35	$9.34		$8.77		$8.85		$10.60
Total investment return(b)	3.36%	9.88%		2.17%		(14.32)%		3.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.13%	2.90%		2.67%		1.75%		1.12%
Net expenses(c)	1.18%	1.18%		1.18%		1.17%		1.15%
Portfolio turnover rate(d)	54%	36	%(e)	75	%(e)	127	%(e)	39%
Net assets at end of year (in 000’s)	$4,973	$6,016		$5,350		$3,920		$2,990

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

	Year Ended October 31,
Class I	2025	2024		2023		2022		2021
Net asset value at beginning of year	$9.34	$8.78		$8.85		$10.60		$10.44
Net investment income (loss)(a)	0.35	0.34		0.31		0.23		0.20
Net realized and unrealized gain (loss)	0.03	0.58		(0.03)		(1.66)		0.22
Total from investment operations	0.38	0.92		0.28		(1.43)		0.42
Less distributions:
From net investment income	(0.35)	(0.36)		(0.35)		(0.29)		(0.26)
From net realized gain on investments	—	—		—		(0.03)		—
Return of capital	(0.01)	—		—		—		—
Total distributions	(0.36)	(0.36)		(0.35)		(0.32)		(0.26)
Net asset value at end of year	$9.36	$9.34		$8.78		$8.85		$10.60
Total investment return(b)	4.19%	10.50%		2.99%		(13.75)%		4.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83%	3.58%		3.35%		2.33%		1.87%
Net expenses(c)	0.49%	0.49%		0.49%		0.50%		0.48%
Portfolio turnover rate(d)	54%	36	%(e)	75	%(e)	127	%(e)	39%
Net assets at end of year (in 000’s)	$7,147,874	$7,542,480		$5,868,539		$4,357,422		$5,709,408

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

Financial Highlights

NYLI MacKay Tax Free Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024		2023		2022		2021
Net asset value at beginning of year	$9.35	$8.78		$8.86		$10.61		$10.44
Net investment income (loss)(a)	0.36	0.34		0.32		0.24		0.21
Net realized and unrealized gain (loss)	0.01	0.59		(0.05)		(1.66)		0.22
Total from investment operations	0.37	0.93		0.27		(1.42)		0.43
Less distributions:
From net investment income	(0.35)	(0.36)		(0.35)		(0.30)		(0.26)
From net realized gain on investments	—	—		—		(0.03)		—
Return of capital	(0.01)	—		—		—		—
Total distributions	(0.36)	(0.36)		(0.35)		(0.33)		(0.26)
Net asset value at end of year	$9.36	$9.35		$8.78		$8.86		$10.61
Total investment return(b)	4.13%	10.68%		2.93%		(13.68)%		4.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.87%	3.63%		3.40%		2.51%		1.92%
Net expenses(c)	0.43%	0.43%		0.43%		0.44%		0.43%
Portfolio turnover rate(d)	54%	36	%(e)	75	%(e)	127	%(e)	39%
Net assets at end of year (in 000’s)	$758,103	$771,701		$606,909		$469,013		$276,280

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

Financial Highlights

NYLI MacKay Total Return Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.14	$8.35	$8.57	$11.18		$11.35
Net investment income (loss)(a)	0.43	0.43	0.36	0.29		0.24
Net realized and unrealized gain (loss)	0.16	0.80	(0.22)	(2.26)		(0.03)
Total from investment operations	0.59	1.23	0.14	(1.97)		0.21
Less distributions:
From net investment income	(0.43)	(0.44)	(0.36)	(0.31)		(0.25)
From net realized gain on investments	—	—	—	(0.33)		(0.13)
Return of capital	(0.01)	—	—	(0.00	)‡	—
Total distributions	(0.44)	(0.44)	(0.36)	(0.64)		(0.38)
Net asset value at end of year	$9.29	$9.14	$8.35	$8.57		$11.18
Total investment return(b)	6.71%	14.84%	1.50%	(18.43)%		1.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.72%	4.79%	4.06%	2.89%		2.14%
Net expenses(c)	0.79%	0.85%	0.83%	0.78%		0.83%
Expenses (before waiver/reimbursement)(c)	0.87%	0.94%	0.91%	0.83%		0.83%
Portfolio turnover rate	154%	101%	119%	98	%(d)	111	%(d)
Net assets at end of year (in 000’s)	$48,498	$49,646	$46,426	$54,484		$87,764

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96% and 108% for the years ended October 31, 2022 and 2021 respectively.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.20	$8.40	$8.62	$11.24		$11.42
Net investment income (loss)(a)	0.41	0.41	0.34	0.26		0.22
Net realized and unrealized gain (loss)	0.16	0.80	(0.22)	(2.27)		(0.04)
Total from investment operations	0.57	1.21	0.12	(2.01)		0.18
Less distributions:
From net investment income	(0.40)	(0.41)	(0.34)	(0.28)		(0.23)
From net realized gain on investments	—	—	—	(0.33)		(0.13)
Return of capital	(0.01)	—	—	(0.00	)‡	—
Total distributions	(0.41)	(0.41)	(0.34)	(0.61)		(0.36)
Net asset value at end of year	$9.36	$9.20	$8.40	$8.62		$11.24
Total investment return(b)	6.38%	14.58%	1.20%	(18.65)%		1.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.45%	4.51%	3.77%	2.65%		1.93%
Net expenses(c)	1.06%	1.12%	1.12%	1.04%		1.04%
Expenses (before waiver/reimbursement)(c)	1.17%	1.21%	1.18%	1.09%		1.04%
Portfolio turnover rate	154%	101%	119%	98	%(d)	111	%(d)
Net assets at end of year (in 000's)	$3,924	$4,234	$4,109	$4,663		$6,894

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96% and 108% for the years ended October 31, 2022 and 2021 respectively.

Financial Highlights

NYLI MacKay Total Return Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.17	$8.38	$8.59	$11.21		$11.38
Net investment income (loss)(a)	0.34	0.34	0.27	0.18		0.13
Net realized and unrealized gain (loss)	0.16	0.79	(0.21)	(2.27)		(0.03)
Total from investment operations	0.50	1.13	0.06	(2.09)		0.10
Less distributions:
From net investment income	(0.33)	(0.34)	(0.27)	(0.20)		(0.14)
From net realized gain on investments	—	—	—	(0.33)		(0.13)
Return of capital	(0.01)	—	—	(0.00	)‡	—
Total distributions	(0.34)	(0.34)	(0.27)	(0.53)		(0.27)
Net asset value at end of year	$9.33	$9.17	$8.38	$8.59		$11.21
Total investment return(b)	5.59%	13.63%	0.56%	(19.32)%		0.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71%	3.76%	3.01%	1.83%		1.17%
Net expenses(c)	1.81%	1.87%	1.87%	1.79%		1.79%
Expenses (before waiver/reimbursement)(c)	1.93%	1.95%	1.93%	1.84%		1.79%
Portfolio turnover rate	154%	101%	119%	98	%(d)	111	%(d)
Net assets at end of year (in 000’s)	$1,988	$2,548	$3,348	$4,480		$10,449

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96% and 108% for the years ended October 31, 2022 and 2021 respectively.

Financial Highlights

NYLI MacKay Total Return Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.15	$8.35	$8.57	$11.18		$11.36
Net investment income (loss)(a)	0.47	0.47	0.39	0.30		0.27
Net realized and unrealized gain (loss)	0.16	0.80	(0.21)	(2.25)		(0.04)
Total from investment operations	0.63	1.27	0.18	(1.95)		0.23
Less distributions:
From net investment income	(0.47)	(0.47)	(0.40)	(0.33)		(0.28)
From net realized gain on investments	—	—	—	(0.33)		(0.13)
Return of capital	(0.01)	—	—	(0.00	)‡	—
Total distributions	(0.48)	(0.47)	(0.40)	(0.66)		(0.41)
Net asset value at end of year	$9.30	$9.15	$8.35	$8.57		$11.18
Total investment return(b)	7.03%	15.43%	1.88%	(18.30)%		2.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.09%	5.19%	4.43%	3.01%		2.39%
Net expenses(c)	0.38%	0.45%	0.45%	0.53%		0.58%
Expenses (before waiver/reimbursement)(c)	0.61%	0.69%	0.65%	0.58%		0.58%
Portfolio turnover rate	154%	101%	119%	98	%(d)	111	%(d)
Net assets at end of year (in 000’s)	$229,735	$112,327	$61,667	$94,122		$720,466

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96% and 108% for the years ended October 31, 2022 and 2021 respectively.

Financial Highlights

NYLI MacKay Total Return Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class R6	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.14	$8.35	$8.57	$11.18		$11.35
Net investment income (loss)(a)	0.47	0.47	0.39	0.31		0.27
Net realized and unrealized gain (loss)	0.16	0.79	(0.21)	(2.26)		(0.02)
Total from investment operations	0.63	1.26	0.18	(1.95)		0.25
Less distributions:
From net investment income	(0.47)	(0.47)	(0.40)	(0.33)		(0.29)
From net realized gain on investments	—	—	—	(0.33)		(0.13)
Return of capital	(0.01)	—	—	(0.00	)‡	—
Total distributions	(0.48)	(0.47)	(0.40)	(0.66)		(0.42)
Net asset value at end of year	$9.29	$9.14	$8.35	$8.57		$11.18
Total investment return(b)	7.03%	15.31%	1.89%	(18.20)%		2.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.13%	5.18%	4.44%	3.13%		2.43%
Net expenses(c)	0.38%	0.45%	0.45%	0.50%		0.53%
Expenses (before waiver/reimbursement)(c)	0.47%	0.54%	0.53%	0.54%		0.53%
Portfolio turnover rate	154%	101%	119%	98	%(d)	111	%(d)
Net assets at end of year (in 000’s)	$198,978	$189,818	$243,909	$272,227		$542,147

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 96% and 108% for the years ended October 31, 2022 and 2021 respectively.

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022		2021
Net asset value at beginning of year	$9.20	$8.40	$8.62	$11.24		$11.41
Net investment income (loss)(a)	0.42	0.43	0.34	0.24		0.19
Net realized and unrealized gain (loss)	0.15	0.80	(0.22)	(2.28)		(0.03)
Total from investment operations	0.57	1.23	0.12	(2.04)		0.16
Less distributions:
From net investment income	(0.41)	(0.43)	(0.34)	(0.25)		(0.20)
From net realized gain on investments	—	—	—	(0.33)		(0.13)
Return of capital	(0.01)	—	—	(0.00	)‡	—
Total distributions	(0.42)	(0.43)	(0.34)	(0.58)		(0.33)
Net asset value at end of year	$9.35	$9.20	$8.40	$8.62		$11.24
Total investment return(b)	6.38%	14.75%	1.21%	(18.85)%		1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.50%	4.67%	3.79%	2.43%		1.69%
Net expenses(c)	0.98%	0.97%	1.10%	1.28%		1.29%
Expenses (before waiver/reimbursement)(c)	1.06%	1.06%	1.18%	1.33%		1.29%
Portfolio turnover rate	154%	101%	119%	98	%(d)	111	%(d)
Net assets at end of year (in 000’s)	$101	$31	$21	$20		$25

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 96% and 108% for the years ended October 31, 2022 and 2021 respectively.

Financial Highlights

NYLI MacKay Utah Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,	July 22, 2024^ through October 31,
Class A	2025	2024
Net asset value at beginning of period	$9.61	$9.65
Net investment income (loss)(a)	0.33	0.07
Net realized and unrealized gain (loss)	0.07	(0.02)
Total from investment operations	0.40	0.05
Less distributions:
From net investment income	(0.34)	(0.09)
Net asset value at end of period	$9.67	$9.61
Total investment return(b)	4.25%	0.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.52%	2.77%††
Net expenses(c)	0.80%	0.80%††
Expenses (before waiver/reimbursement)(c)	0.83%	0.85%††
Portfolio turnover rate(d)	74%	34%
Net assets at end of period (in 000’s)	$7,183	$1,910

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class C	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.61		$9.69		$9.73	$9.94	$10.60	$10.49
Net investment income (loss)(b)	0.30		0.11		0.14	0.12	0.10	0.12
Net realized and unrealized gain (loss)	0.08		(0.06)		(0.04)	(0.20)	(0.66)	0.11
Total from investment operations	0.38		0.05		0.10	(0.08)	(0.56)	0.23
Less distributions:
From net investment income	(0.31)		(0.13)		(0.14)	(0.13)	(0.10)	(0.12)
Net asset value at end of period	$9.68		$9.61		$9.69	$9.73	$9.94	$10.60
Total investment return	4.05	%(c)	0.49	%(c)	1.05%	(0.78)%	(5.35)%	2.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%		2.01	%††	1.45%	1.26%	0.93%	1.14%
Net expenses	1.10	%(d)	1.48	%††(d)	1.70%	1.67%	1.62%	1.65%
Expenses (before waiver/reimbursement)	1.13	%(d)	1.54	%††(d)	1.72%	1.69%	1.64%	1.67%
Portfolio turnover rate	74	%(e)	34	%(e)	11%	12%	19%	6%
Net assets at end of period (in 000's)	$5,412		$5,553		$6,265	$9,886	$16,332	$27,208

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay Utah Muni Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class I	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.64		$9.71		$9.75	$9.97	$10.63	$10.52
Net investment income (loss)(b)	0.35		0.16		0.24	0.22	0.20	0.23
Net realized and unrealized gain (loss)	0.07		(0.05)		(0.04)	(0.21)	(0.66)	0.11
Total from investment operations	0.42		0.11		0.20	0.01	(0.46)	0.34
Less distributions:
From net investment income	(0.36)		(0.18)		(0.24)	(0.23)	(0.20)	(0.23)
Net asset value at end of period	$9.70		$9.64		$9.71	$9.75	$9.97	$10.63
Total investment return	4.50	%(c)	1.05	%(c)	2.07%	0.12%	(4.38)%	3.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71%		2.79	%††	2.46%	2.27%	1.93%	2.14%
Net expenses	0.55	%(d)	0.69	%††(d)	0.71%	0.67%	0.62%	0.65%
Expenses (before waiver/reimbursement)	0.58	%(d)	0.75	%††(d)	0.73%	0.69%	0.64%	0.67%
Portfolio turnover rate	74	%(e)	34	%(e)	11%	12%	19%	6%
Net assets at end of period (in 000's)	$88,475		$112,925		$126,760	$136,585	$186,090	$194,855

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,		April 1, 2024 through October 31,		Year Ended March 31,
Class Z	2025		2024#(a)		2024	2023	2022	2021
Net asset value at beginning of period	$9.61		$9.68		$9.73	$9.94	$10.60	$10.50
Net investment income (loss)(b)	0.33		0.14		0.22	0.20	0.18	0.21
Net realized and unrealized gain (loss)	0.08		(0.04)		(0.05)	(0.20)	(0.66)	0.10
Total from investment operations	0.41		0.10		0.17	—	(0.48)	0.31
Less distributions:
From net investment income	(0.34)		(0.17)		(0.22)	(0.21)	(0.18)	(0.21)
Net asset value at end of period	$9.68		$9.61		$9.68	$9.73	$9.94	$10.60
Total investment return	4.38	%(c)	0.91	%(c)	1.76%	0.01%	(4.58)%	2.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.50%		2.54	%††	2.25%	2.07%	1.73%	1.94%
Net expenses	0.78	%(d)	0.94	%††(d)(e)	0.91%	0.87%	0.82%	0.85%
Expenses (before waiver/reimbursement)	0.78	%(d)	0.96	%††(d)	0.93%	0.89%	0.84%	0.87%
Portfolio turnover rate	74	%(f)	34	%(f)	11%	12%	19%	6%
Net assets at end of period (in 000's)	$93,689		$116,127		$144,320	$178,489	$223,563	$252,020

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2024, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay U.S. Infrastructure Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.47	$7.07	$7.20	$8.74	$8.77
Net investment income (loss)(a)	0.33	0.32	0.30	0.18	0.13
Net realized and unrealized gain (loss)	0.19	0.40	(0.13)	(1.47)	0.07
Total from investment operations	0.52	0.72	0.17	(1.29)	0.20
Less distributions:
From net investment income	(0.33)	(0.32)	(0.30)	(0.18)	(0.13)
From net realized gain on investments	—	—	—	(0.07)	(0.10)
Total distributions	(0.33)	(0.32)	(0.30)	(0.25)	(0.23)
Net asset value at end of year	$7.66	$7.47	$7.07	$7.20	$8.74
Total investment return(b)	7.09%	10.24%	2.26%	(14.98)%	2.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34%	4.23%	4.04%	2.20%	1.49%
Net expenses(c)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (before waiver/reimbursement)(c)	0.88%	0.93%	0.99%	0.98%	0.96%
Portfolio turnover rate(d)	71%	74%	130%	170%	51%
Net assets at end of year (in 000’s)	$469,313	$214,246	$78,068	$75,780	$111,626

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.51	$7.10	$7.24	$8.78	$8.81
Net investment income (loss)(a)	0.31	0.30	0.28	0.16	0.10
Net realized and unrealized gain (loss)	0.19	0.41	(0.14)	(1.47)	0.07
Total from investment operations	0.50	0.71	0.14	(1.31)	0.17
Less distributions:
From net investment income	(0.31)	(0.30)	(0.28)	(0.16)	(0.10)
From net realized gain on investments	—	—	—	(0.07)	(0.10)
Total distributions	(0.31)	(0.30)	(0.28)	(0.23)	(0.20)
Net asset value at end of year	$7.70	$7.51	$7.10	$7.24	$8.78
Total investment return(b)	6.77%	10.04%	1.80%	(15.14)%	2.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%	3.96%	3.72%	1.95%	1.16%
Net expenses(c)	1.11%	1.13%	1.15%	1.12%	1.17%
Expenses (before waiver/reimbursement)(c)	1.30%	1.31%	1.37%	1.25%	1.33%
Portfolio turnover rate(d)	71%	74%	130%	170%	51%
Net assets at end of year (in 000's)	$12,097	$12,695	$13,066	$13,974	$17,994

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay U.S. Infrastructure Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.47	$7.07	$7.20	$8.74	$8.77
Net investment income (loss)(a)	0.25	0.24	0.22	0.11	0.04
Net realized and unrealized gain (loss)	0.18	0.40	(0.13)	(1.48)	0.07
Total from investment operations	0.43	0.64	0.09	(1.37)	0.11
Less distributions:
From net investment income	(0.25)	(0.24)	(0.22)	(0.10)	(0.04)
From net realized gain on investments	—	—	—	(0.07)	(0.10)
Total distributions	(0.25)	(0.24)	(0.22)	(0.17)	(0.14)
Net asset value at end of year	$7.65	$7.47	$7.07	$7.20	$8.74
Total investment return(b)	5.88%	9.13%	1.19%	(15.84)%	1.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33%	3.22%	2.98%	1.38%	0.42%
Net expenses(c)	1.86%	1.88%	1.91%	1.87%	1.92%
Expenses (before waiver/reimbursement)(c)	2.05%	2.06%	2.13%	2.00%	2.08%
Portfolio turnover rate(d)	71%	74%	130%	170%	51%
Net assets at end of year (in 000’s)	$4,425	$5,279	$4,734	$7,037	$6,481

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI MacKay U.S. Infrastructure Bond Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.56	$7.15	$7.28	$8.84	$8.87
Net investment income (loss)(a)	0.34	0.33	0.32	0.20	0.15
Net realized and unrealized gain (loss)	0.20	0.42	(0.13)	(1.49)	0.07
Total from investment operations	0.54	0.75	0.19	(1.29)	0.22
Less distributions:
From net investment income	(0.35)	(0.34)	(0.32)	(0.20)	(0.15)
From net realized gain on investments	—	—	—	(0.07)	(0.10)
Total distributions	(0.35)	(0.34)	(0.32)	(0.27)	(0.25)
Net asset value at end of year	$7.75	$7.56	$7.15	$7.28	$8.84
Total investment return(b)	7.26%	10.54%	2.48%	(14.83)%	2.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.54%	4.44%	4.24%	2.47%	1.71%
Net expenses(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)(c)	0.63%	0.68%	0.74%	0.73%	0.71%
Portfolio turnover rate(d)	71%	74%	130%	170%	51%
Net assets at end of year (in 000’s)	$1,063,823	$908,767	$683,014	$297,386	$329,021

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class R6	2025	2024	2023	2022	2021
Net asset value at beginning of year	$7.56	$7.16	$7.29	$8.84	$8.87
Net investment income (loss)(a)	0.35	0.34	0.32	0.20	0.16
Net realized and unrealized gain (loss)	0.19	0.40	(0.13)	(1.47)	0.07
Total from investment operations	0.54	0.74	0.19	(1.27)	0.23
Less distributions:
From net investment income	(0.35)	(0.34)	(0.32)	(0.21)	(0.16)
From net realized gain on investments	—	—	—	(0.07)	(0.10)
Total distributions	(0.35)	(0.34)	(0.32)	(0.28)	(0.26)
Net asset value at end of year	$7.75	$7.56	$7.16	$7.29	$8.84
Total investment return(b)	7.35%	10.45%	2.55%	(14.66)%	2.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.62%	4.51%	4.30%	2.50%	1.77%
Net expenses(c)	0.51%	0.53%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement)(c)	0.51%	0.54%	0.56%	0.57%	0.56%
Portfolio turnover rate(d)	71%	74%	130%	170%	51%
Net assets at end of year (in 000’s)	$342,414	$253,126	$127,190	$110,457	$149,500

(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.

Financial Highlights

NYLI Money Market Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)(a)	0.04	0.05	0.04	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.05	0.04	0.01	0.00‡
Less distributions:
From net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)‡
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return(b)	3.99%	5.00%	4.42%	0.70%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.92%	4.88%	4.35%	0.75%	0.01%
Net expenses	0.52%	0.52%	0.52%	0.37%	0.12%
Expenses (before waiver/reimbursement)	0.52%	0.52%	0.52%	0.52%	0.54%
Net assets at end of year (in 000’s)	$525,727	$508,557	$487,114	$427,378	$354,743

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)(a)	0.04	0.05	0.04	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.05	0.04	0.01	0.00‡
Less distributions:
From net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)‡
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return(b)	3.70%	4.70%	4.13%	0.56%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63%	4.61%	4.04%	0.53%	0.01%
Net expenses	0.80%	0.80%	0.80%	0.49%	0.12%
Expenses (before waiver/reimbursement)	0.95%	0.89%	0.87%	0.84%	0.96%
Net assets at end of year (in 000's)	$17,057	$14,946	$17,025	$19,327	$22,096

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions.

Financial Highlights

NYLI Money Market Fund

(a series of New York Life Investments Funds)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)(a)	0.04	0.05	0.04	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.05	0.04	0.01	0.00‡
Less distributions:
From net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)‡
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return(b)	3.69%	4.70%	4.13%	0.56%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.64%	4.61%	4.02%	0.55%	0.01%
Net expenses	0.80%	0.80%	0.80%	0.52%	0.12%
Expenses (before waiver/reimbursement)	0.95%	0.89%	0.87%	0.84%	0.96%
Net assets at end of year (in 000’s)	$13,309	$14,912	$15,087	$18,464	$17,941

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions.

	Year Ended October 31,
SIMPLE Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)(a)	0.04	0.05	0.04	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.04	0.05	0.04	0.01	0.00‡
Less distributions:
From net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)‡
Net asset value at end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return(b)	4.04%	5.05%	4.33%	0.56%	0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.96%	4.90%	4.32%	0.58%	0.01%
Net expenses	0.47%	0.47%	0.59%	0.51%	0.12%
Expenses (before waiver/reimbursement)	0.47%	0.47%	0.59%	0.84%	0.97%
Net assets at end of year (in 000’s)	$1,480	$1,348	$175	$74	$25

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.

Financial Highlights

NYLI Short Term Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025		2024	2023		2022		2021
Net asset value at beginning of year	$9.11		$8.94	$9.03		$9.78		$10.72
Net investment income (loss)(a)	0.38		0.43	0.36		0.14		0.07
Net realized and unrealized gain (loss)	0.06		0.18	(0.10)		(0.74)		(0.01)
Total from investment operations	0.44		0.61	0.26		(0.60)		0.06
Less distributions:
From net investment income	(0.39)		(0.44)	(0.35)		(0.13)		(0.08)
From net realized gain on investments	—		—	—		(0.02)		(0.92)
Total distributions	(0.39)		(0.44)	(0.35)		(0.15)		(1.00)
Net asset value at end of year	$9.16		$9.11	$8.94		$9.03		$9.78
Total investment return(b)	4.89%		7.00%	2.92%		(6.08)%		0.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.16%		4.72%	3.94%		1.45%		0.70%
Net expenses(c)	0.73%		0.71%	0.75%		0.76%		0.72%
Expenses (before waiver/reimbursement)(c)	0.75%		0.71%	0.75%		0.88%		0.77%
Portfolio turnover rate	441	%(d)	377%	495	%(d)	279	%(d)	236%
Net assets at end of year (in 000’s)	$56,973		$54,152	$54,946		$54,971		$60,444

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 436%, 495% and 271% for the years ended October 31, 2025, 2023 and 2022, respectively.

	Year Ended October 31,
Investor Class	2025		2024	2023		2022		2021
Net asset value at beginning of year	$9.17		$9.01	$9.09		$9.85		$10.79
Net investment income (loss)(a)	0.37		0.41	0.34		0.12		0.05
Net realized and unrealized gain (loss)	0.06		0.17	(0.08)		(0.74)		—
Total from investment operations	0.43		0.58	0.26		(0.62)		0.05
Less distributions:
From net investment income	(0.37)		(0.42)	(0.34)		(0.12)		(0.07)
From net realized gain on investments	—		—	—		(0.02)		(0.92)
Total distributions	(0.37)		(0.42)	(0.34)		(0.14)		(0.99)
Net asset value at end of year	$9.23		$9.17	$9.01		$9.09		$9.85
Total investment return(b)	4.76%		6.60%	2.83%		(6.28)%		0.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.98%		4.52%	3.76%		1.27%		0.51%
Net expenses(c)	0.92%		0.92%	0.92%		0.92%		0.92%
Expenses (before waiver/reimbursement)(c)	1.28%		1.26%	1.27%		1.32%		1.29%
Portfolio turnover rate	441	%(d)	377%	495	%(d)	279	%(d)	236%
Net assets at end of year (in 000's)	$1,796		$1,942	$2,108		$2,396		$3,124

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 436%, 495% and 271% for the years ended October 31, 2025, 2023 and 2022, respectively.

Financial Highlights

NYLI Short Term Bond Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class I	2025		2024	2023		2022		2021
Net asset value at beginning of year	$9.11		$8.95	$9.04		$9.79		$10.74
Net investment income (loss)(a)	0.41		0.46	0.41		0.16		0.10
Net realized and unrealized gain (loss)	0.06		0.17	(0.12)		(0.72)		(0.01)
Total from investment operations	0.47		0.63	0.29		(0.56)		0.09
Less distributions:
From net investment income	(0.42)		(0.47)	(0.38)		(0.17)		(0.12)
From net realized gain on investments	—		—	—		(0.02)		(0.92)
Total distributions	(0.42)		(0.47)	(0.38)		(0.19)		(1.04)
Net asset value at end of year	$9.16		$9.11	$8.95		$9.04		$9.79
Total investment return(b)	5.23%		7.21%	3.27%		(5.74)%		0.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.51%		5.04%	4.50%		1.64%		1.02%
Net expenses(c)	0.40%		0.40%	0.40%		0.40%		0.40%
Expenses (before waiver/reimbursement)(c)	0.50%		0.46%	0.48%		0.60%		0.52%
Portfolio turnover rate	441	%(d)	377%	495	%(d)	279	%(d)	236%
Net assets at end of year (in 000’s)	$32,219		$70,704	$118,981		$32,750		$45,291

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 436%, 495% and 271% for the years ended October 31, 2025, 2023 and 2022, respectively.

	Year Ended October 31,
SIMPLE Class	2025		2024	2023		2022		2021
Net asset value at beginning of year	$9.17		$9.00	$9.09		$9.85		$10.79
Net investment income (loss)(a)	0.36		0.41	0.33		0.11		0.03
Net realized and unrealized gain (loss)	0.06		0.18	(0.10)		(0.75)		(0.01)
Total from investment operations	0.42		0.59	0.23		(0.64)		0.02
Less distributions:
From net investment income	(0.36)		(0.42)	(0.32)		(0.10)		(0.04)
From net realized gain on investments	—		—	—		(0.02)		(0.92)
Total distributions	(0.36)		(0.42)	(0.32)		(0.12)		(0.96)
Net asset value at end of year	$9.23		$9.17	$9.00		$9.09		$9.85
Total investment return(b)	4.64%		6.69%	2.56%		(6.49)%		0.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91%		4.47%	3.65%		1.16%		0.27%
Net expenses(c)	1.00%		0.96%	1.08%		1.17%		1.17%
Expenses (before waiver/reimbursement)(c)	1.02%		0.96%	1.08%		1.56%		1.54%
Portfolio turnover rate	441	%(d)	377%	495	%(d)	279	%(d)	236%
Net assets at end of year (in 000’s)	$30		$57	$44		$32		$25

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 436%, 495% and 271% for the years ended October 31, 2025, 2023 and 2022, respectively.

Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a New York Life Investments Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated when required with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the NY Life Investments Funds).

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• shares purchased from the proceeds of redemptions within the NY Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

• redemptions made in connection with a return of excess contributions from an IRA account

• shares purchased through a Right of Reinstatement (as defined above)

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Edward Jones

Effective August 28, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of New York Life Investments Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of New York Life Investments Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):

o The redemption and repurchase occur in the same account.

o The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

• Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

• Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less.

The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

E*TRADE

Front-End Sales Charge Waiver

Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

• A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

• Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Janney Montgomery Scott LLC

Shareholders purchasing New York Life Investments Fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the New York Life Investments Funds family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same New York Life Investments Fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the New York Life Investments Fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts pursuant to the Internal Revenue Code.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

• Breakpoints as described in the New York Life Investments Fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of New York Life Investments Funds family assets held by accounts within the purchaser’s household at Janney. Eligible New York Life Investments Funds family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform

Front-end Load Waivers Available at Merrill
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Morgan Stanley, on your behalf, can also convert Class A shares to Class A2 shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

• Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares (or equivalent) of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares and Investor Class Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through an OPCO-affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund's Class C shares that are converted by OPCO at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Trustees of the Fund and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on Class A, B and C Shares and Investor Class Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James

Raymond James & Associates, Inc., Raymond James Financial Services Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the New York Life Investments Funds through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within the New York Life Investments Funds over a 13-month time period. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co.

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investor Class and Class A shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

• Shares purchased within 90 days following a redemption from a New York Life Investments Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor Class, Class A and Class C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Funds assets held by accounts within the purchaser’s household at Baird. Eligible New York Life Investments Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of New York Life Investments Funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated

Shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

• Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

• All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

• Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

• Shares purchased through a rollover from another 529 plan.

• Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts

Appendix B – Taxable Equivalent Yield Table

Taxable Equivalent Yield Table 1, 2

If your federal marginal income tax rate is equal to	a tax-free yield of
	3.50%	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%
	would equal a taxable yield of
12.00%	3.98%	4.55%	5.11%	5.68%	6.25%	6.82%	7.39%	7.95%
22.00%	4.49%	5.13%	5.77%	6.41%	7.05%	7.69%	8.33%	8.97%
24.00%	4.61%	5.26%	5.92%	6.58%	7.24%	7.89%	8.55%	9.31%
32.00%	5.15%	5.88%	6.62%	7.35%	8.09%	8.82%	9.56%	10.29%
35.00%	5.38%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%
37.00%	5.56%	6.35%	7.14%	7.94%	8.73%	9.52%	10.32%	11.11%

1. This table reflects application of the regular federal income tax only and does not reflect the Medicare tax. Very generally, the Medicare tax is an additional 3.8% tax imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s income exceeds certain threshold amounts. Other taxes (including the Medicare tax) may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change.

2. This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports (or notice of such reports) for the Funds. You may also occasionally receive proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylim.com/accounts. If you would like to opt out of household-based mailings, please call toll free 800-624-6782.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about the Funds. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS AND FORM N-CSR

Provide additional information about the Funds' investments and include discussions of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year or period, if applicable, in the Annual and Semiannual Reports and in Form N-CSR. In the Fund's Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

TO OBTAIN INFORMATION

More information about the Funds, including the SAI, the Annual and Semiannual Reports and other information such as the Fund's financial statements, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit dfinview.com/NYLIM, or write to NYLIFE Distributors LLC, Attn: New York Life Investment Management Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

Other information about the Funds (including the Statement of Additional Information) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

NYLIFE Distributors LLC
30 Hudson Street
Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the New York Life Investments Funds.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

SEC File Number: 811-22321 (New York Life Investments Funds Trust)
SEC File Number: 811-04550 (New York Life Investments Funds)

For more information call 800-624-6782 or visit our website at nylim.com.

MS01b-02/26

Prospectus for NYLI MacKay Short Duration High Income Fund
February 28, 2026

	Class A	Investor Class	Class C	Class I	Class R6
NYLI MacKay Short Duration High Income Fund	MDHAX	MDHVX	MDHCX	MDHIX	MDHEX[1]

1. Class R6 shares are not currently offered.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NYLI MacKay Short Duration High Income Fund

Investment Objective

The Fund seeks high current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 42 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 150 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses	0.14%	0.15%	0.15%	0.14%	0.04%
Total Annual Fund Operating Expenses	1.04%	1.05%	1.80%	0.79%	0.69%
Waivers / Reimbursements[3]	(0.02)%	0.00%	0.00%	(0.01)%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.02%	1.05%	1.80%	0.78%	0.69%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.65% on assets up to $3 billion and 0.64% on assets over $3 billion.

3. New York Life Investment Management LLC ("New York Life Investment Management") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of its average daily net assets: Class A, 1.02%; Investor Class, 1.13%; Class C, 1.88%; and Class I, 0.78%. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 401	$ 354	$ 183	$ 283	$ 80	$ 70
3 Years	$ 619	$ 576	$ 566	$ 566	$ 251	$ 221
5 Years	$ 855	$ 815	$ 975	$ 975	$ 438	$ 384
10 Years	$ 1,531	$ 1,500	$ 1,919	$ 1,919	$ 977	$ 859
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.
4

NYLI MacKay Short Duration High Income Fund

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in high-yield debt securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but are considered to be of comparable quality by MacKay Shields LLC, the Fund's Subadvisor. Debt securities are debt obligations and similar instruments that represent a creditor relationship with an issuer or trust and generally provide for the payment of interest (fixed, floating, or otherwise variable) and the repayment of principal, whether at maturity or over time. Debt securities in which the Fund may invest include all types of debt obligations such as bonds, debentures, notes, bank debt, loan participations, commercial paper, floating rate loans, U.S. Government securities (including obligations, such as repurchase agreements, secured by such instruments), and convertible corporate bonds. The Fund will generally seek to maintain a weighted average duration of three years or less, although the Fund may invest in instruments of any duration or maturity. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Securities that are rated below investment grade by an NRSRO (such securities rated lower than BBB- and Baa3) are commonly referred to as “high-yield securities” or "junk bonds." If NRSROs assign different ratings to the same security for purposes of determining the security's credit quality, the Fund will use the middle rating when three NRSROs rate the security. For securities where only two NRSROs rate the security, the Fund will use the higher rating. If only one rating is available for a security, the Fund will use that rating.

The Fund may invest up to 20% of its net assets in equity securities, including preferred shares. The Fund also may invest in securities of non-U.S. issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg. The Fund may hold cash or invest in investment grade short-term instruments during times when the Subadvisor is unable to identify attractive high-yield securities.

The Fund may invest in derivatives, such as futures, options and swap agreements to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings.

In times of unusual or adverse market, economic or political conditions, the Fund may invest without limit in investment grade securities and may invest in U.S. government securities or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist in some cases, for up to a year or longer. The yield on cash, investment grade debt or other high quality instruments tends to be lower than the yield on other investments normally purchased by the Fund. Although investing heavily in these investments may help to preserve the Fund's assets, it may not be consistent with the Fund's primary investment objective and may limit the Fund's ability to achieve a high level of income.

Investment Process: The Subadvisor seeks to identify investment opportunities through analyzing individual companies and evaluates each company's competitive position, financial condition, and business prospects. The Fund seeks to minimize interest rate risk through its emphasis on duration management and investments in securities with short and intermediate maturities. The Fund invests in companies in which the Subadvisor has judged that there is sufficient asset coverage—that is, the Subadvisor's subjective appraisal of a company's value compared to the value of its debt, with the intent of maximizing risk-adjusted income and returns.

The Subadvisor may sell a security if it believes the security will no longer contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the price of the security and meaningful changes in the issuer's financial condition and competitiveness.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Net Asset Value Risk: The Fund is not a money market fund, does not attempt to maintain a stable net asset value (“NAV”), and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than those of a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic, social and geopolitical factors (including responses to government actions or interventions), such as the imposition (or the threatened imposition) of tariffs for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced

5

NYLI MacKay Short Duration High Income Fund

market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing or volatile interest rate environment.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, social, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

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NYLI MacKay Short Duration High Income Fund

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or, if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer, and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security or other asset as agreed, which could cause losses to the Fund.

Convertible Securities Risk: Convertible securities are typically subordinate to an issuer’s other debt obligations. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. Certain types of convertible securities may decline in value or lose their value entirely in the event that the issuer's financial condition becomes significantly impaired. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund's investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for

7

NYLI MacKay Short Duration High Income Fund

uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, trade restrictions (including tariffs) or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Private Placement and Restricted Securities Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price. This potential lack of liquidity also may make it more difficult to accurately value these securities.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index, which is generally representative of the market sectors or types of investments in which the Fund invests.

Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit nylim.com/funds for more recent performance information.

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NYLI MacKay Short Duration High Income Fund

Annual Returns, Class I Shares

(by calendar year 2016-2025)

Best Quarter
2020, Q2	9.11%
Worst Quarter
2020, Q1	-11.96%

Average Annual Total Returns (for the periods ended December 31, 2025)

	Inception	1 Year	5 Years	10 Years

Return Before Taxes
Class I	12/17/2012	6.19%	5.01%	5.29%
Return After Taxes on Distributions
Class I		3.54%	2.72%	3.11%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		3.62%	2.83%	3.10%
Return Before Taxes
Class A	12/17/2012	2.77%	4.12%	4.72%
Investor Class	12/17/2012	3.26%	4.15%	4.65%
Class C	12/17/2012	4.14%	3.89%	4.18%
Bloomberg U.S. Aggregate Bond Index[1]		7.30%	-0.36%	2.01%
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[2]		7.82%	5.00%	5.77%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2. The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

9

NYLI MacKay Short Duration High Income Fund

Management

New York Life Investment Management LLC serves as the Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Manager	Service Date

MacKay Shields LLC	Andrew Susser, Executive Managing Director	Since 2012
	Dohyun Cha, Managing Director	Since 2024
	Won Choi, Managing Director	Since 2024
	Nate Hudson, Managing Director	Since 2024
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at nylim.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). Class R6 shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investment Management’s systematic investment plan. Class A shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

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More About Investment Strategies and Risks

Information about the Fund's investment objective, principal investment strategies, investment practices and principal risks appears in the relevant summary section for each Fund at the beginning of the Prospectus. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Funds. Not all investments/strategies of the Fund may be described in this Prospectus.

Investment Policies and Objectives

The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as described in the Fund’s Principal Investment Strategies section and set forth in the Statement of Additional Information (“SAI”). This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. To the extent the Fund invests in derivatives, such investments may be counted on a mark-to-market basis for purposes of the 80% policy. In addition, in appropriate circumstances, synthetic investments may count toward the 80% policy if they have economic characteristics similar to the other investments included in the basket. The Fund's policy to invest at least 80% of its assets in such a manner is "non-fundamental," which means that it may be changed without shareholder approval. The Fund has adopted a policy to provide the Fund's shareholders with at least 60 days' prior notice of any change in the Fund's non-fundamental investment policy with respect to investments of the type suggested by its name.

When the discussion states that the Fund invests "primarily" in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

The Fund may invest its net assets in other investment companies, including exchange-traded funds that invest in similar securities to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

For a discussion on how the Fund will determine if an issuer is U.S. or foreign, please see Foreign Securities and Currencies Risk below.

Russian Securities Risk

Until further notice, the Fund will not purchase securities of Russian issuers.

AI Risk

As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decision capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence ("AI") on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Additionally, the use of and advancements in AI and other technologies may result in the introduction of inaccurate, biased, or otherwise faulty outputs and security vulnerabilities, which can go undetected. The increasingly widespread use of AI by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. Malicious actors also may use AI for fraud, hacking, or market manipulation. Issuers that engage in artificial intelligence-related businesses or that simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks.

Cryptocurrencies and Digital Assets Risk

The increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the investments made by a Fund, even indirectly. Issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, errors, and losses related to cyber incidents. Cryptocurrencies and digital assets lack centralized oversight, which can increase these risks. In addition, the prices of securities issued by companies in these market segments are subject to increased volatility, potentially rapid changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, a Fund may be adversely affected by developments impacting these issuers.

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More About Investment Strategies and Risks

Additional Information About Risks

The principal risks of investing in the Fund are described below, which may result in a loss of your investment. As indicated in the table below, not all of these risks are principal risks of investing in the Fund. The Fund may be subject to risks to different degrees. The fact that a particular risk is not identified as a principal risk for the Fund does not mean that the Fund is prohibited from investing in securities or investments that give rise to that risk. There can be no assurance that the Fund will achieve its investment objective.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the SAI. The following information regarding investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

x Principal Risk • Additional Risk	NYLI MacKay Short Duration High Income Fund
Closed-End Funds Risk	•
Convertible Securities Risk	x
Debt or Fixed-Income Securities Risk	x
Derivative Transactions Risk	x
Distressed Securities Risk	x
Emerging Markets Risk	•
Equity Securities Risk	x
Exchange-Traded Funds Risk	•
Financial Sector Risk	•
Floating Rate Loans Risk	x
Floating Rate Notes and Variable Rate Demand Obligations Risk	•
Foreign Securities and Currencies Risk	x
Futures Transactions Risk	•
Geographic Focus Risk	•
High-Yield Municipal Bond Risk	•
High-Yield Securities Risk	x
Illiquid Investments, Private Placement and Restricted Securities Risk	x
Increase in Expenses Risk	•
Inflation Risk	•
Initial Public Offerings Risk	•
Investments in Other Investment Companies Risk	•
Large Investments or Redemptions by Shareholders Risk	•
Lending of Portfolio Securities Risk	•
Leverage Risk	•
Liquidity and Valuation Risk	x
Loan Participation Interests Risk	x
Market Capitalization Risk	•
Market Risk	x
Money Market/Short-Term Securities Risk	x
Mortgage Dollar Roll Transactions Risk	•
Mortgage-Related and Other Asset-Backed Securities Risk	•
Municipal Securities Risk	•
Net Asset Value Risk	x
Operational and Cyber Security Risk	•
Options Risk	•
Portfolio Management Risk	x
Portfolio Turnover Risk	•
Real Estate Investment Trusts Risk	•

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x Principal Risk • Additional Risk	NYLI MacKay Short Duration High Income Fund
Regulatory Risk	•
Repurchase Agreements Risk	x
Risk Management Techniques Risk	•
Short Selling Risk	•
Sovereign Debt Risk	•
Swap Agreements Risk	•
Tax Risk	•
Taxability Risk	•
Temporary Defensive Investments Risk	•
To-Be-Announced Securities Risk	•
U.S. Government Securities Risk	•
When-Issued Securities and Forward Commitments Risk	•
Yield Risk	x
Zero Coupon Bond and Payment-in-Kind Bonds Risk	•

Closed-End Funds Risk

Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange (“Exchange”) or the NASDAQ Stock Market, Inc. ("NASDAQ"). Listed closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the closed-end fund’s investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio of securities. Closed-end funds may also trade at a discount or premium to their net asset value ("NAV") and may trade at a larger discount or smaller premium subsequent to their purchase. Closed-end funds may trade infrequently and with small volume, which may make it difficult to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of directly owning the underlying securities. Since closed-end funds may trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Additionally, activist investment firms may target closed-end funds, exploiting the discount between their market price and their NAV to purchase shares in order to accumulate large stakes in these funds. These activist firms oftentimes then pressure fund management to take action, such as tender offers, share buybacks or fund liquidations, that result in the share price converging with the NAV to generate short-term profits. If a closed-end fund is targeted by an activist investment firm, the Fund may not be able to meet its investment objective. Additionally, the Fund’s other expenses, including expenses relating to proxy solicitation, shareholder communications and special meetings as well as legal and litigation costs, could increase as a result of an activist campaign.

Convertible Securities Risk

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities Risk

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

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• Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of an investment. Moreover, during adverse economic conditions and in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult to sell the instrument at an advantageous price or time. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value and liquidity. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yields between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s investments. Credit spreads often increase more for lower-rated and unrated securities than for investment grade securities.

• Maturity risk: Maturity is the average expected repayment date of the Fund's portfolio, taking into account the expected final repayment dates of the securities in the portfolio. A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund's investments or its overall portfolio.

• Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.

• Interest rate risk: A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a previously-issued debt security goes down and when interest rates go down, the value of a previously-issued debt security goes up. During periods of very low or negative interest rates, the Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. The Fund may also be subject to heightened interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve adjusts a quantitative easing program and/or changes rates. For more information on risks associated with inflation, please see “Inflation Risk.”

Changing interest rates (or the expectation of such changes) may have unpredictable effects on markets, including market volatility, and may adversely affect performance. A low or negative interest rate environment may pose additional risks because low or negative yields on portfolio holdings may have an adverse impact on the Fund's ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund's investments. Should interest rates decrease, investments in certain variable-rate and fixed-rate debt securities may be adversely affected. Additionally, short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument's duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration.

• Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and the Fund may also suffer from the inability to reinvest in higher yielding securities. An issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or “prepays” a security, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms.

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Debt securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer the fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if the interest rates rose by one percentage point.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions Risk

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If the Subadvisor is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened liquidity risk, mispricing and valuation risk. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Fund may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s derivatives position, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income, or result in the deferral of losses, that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders.

Trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund's ability to employ certain strategies that use these instruments and/or adversely affect the Fund's efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Future regulatory developments may impact the Fund's ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. These or other legislative or regulatory changes may negatively impact the Fund and/or result in a change in its investment strategy.

Distressed Securities Risk

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Additionally, distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties which may cause the value of their securities to fluctuate rapidly or unpredictably. Generally, the Fund will not receive interest payments on such securities and may incur costs to protect its investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Fund has invested, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Emerging Markets Risk

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than

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more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping, corporate governance and financial reporting standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging market countries have pervasive corruption and crime that may hinder investments. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. Certain emerging markets may also face other significant internal or external risks, including the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect investments in these countries or regions. National policies (including sanctions programs) that may limit investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to a Fund) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) and investors (e.g., the Fund) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Standard securities settlement cycles applicable to foreign investments may be longer than in the U.S. Longer foreign settlement cycles may subject a Fund's trades in foreign investments to an increased risk of operational errors and may require a Fund or its counterparties to pre-fund certain transactions, which may increase the costs to the Fund.

Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.

Equity Securities Risk

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

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• Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.

• Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

• Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”) Risk

To the extent the Fund may invest in securities of other investment companies, it may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investment Management. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs could result in losses on investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs may not achieve their investment objectives due to, among other reasons, regulatory restrictions, including exchange rules, rapid or material fluctuations in market prices of shares of an ETF, or shares of an ETF trading significantly above or below net asset value. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

The Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

Financial Sector Risk

To the extent the Fund invests in financial services firms, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the financial sector. Investments in the financial sector may be adversely affected by regulatory changes, interest rate movements, the availability of capital, the cost of borrowing, the rate of debt defaults, increased competition, changes in fiscal and monetary policies, bank failures and adverse conditions in other related markets.

Floating Rate Loans Risk

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment and extension risk, credit risk, interest rate risk and risks associated with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain legal and contractual restrictions on resale or assignment. The limited nature of the market may impair the Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, if the market demand for loans increases, the availability of loans for purchase and the interest rate paid by borrowers on such loans may decrease, which may adversely impact the Fund. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund's portfolio.

Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Fund may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or, if unrated, determined by the Fund's Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Investments in floating rate loans may be

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particularly subject to risks associated with an economic downturn or a significant increase in interest rates. Generally, riskier investments are in lower rated categories.

Although the floating rate loans in which the Fund invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Fund’s rights to exercise remedies against collateral or may impose procedures that delay the Fund's receipt of proceeds of collateral. As a result, the Fund may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate the Fund's interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to the Fund, including limiting or delaying the remedies or collateral available to the Fund. In addition, if the Fund holds certain floating rate loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of that borrower, potentially for a substantial period of time, when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Fund may invest in floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations generally allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In addition, the Fund may receive no or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. Accordingly, the Fund may have more limited access to financial information and more limited rights to restrict a borrower’s activities and operations under a covenant-lite investment, including fewer protections against the possibility of default and fewer indications of a prospective default. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate ("SOFR").

Floating Rate Notes and Variable Rate Demand Obligations Risk

Floating rate notes and variable rate demand instruments are generally a long-term debt security that resets its interest rate periodically based on changes to general interest rates and requires a third party, such as a broker-dealer or bank, to remarket or repurchase the security for its face value following demand by the Fund. Depending on the interest rate environment, the Fund may be adversely affected by any delay between the security’s periodic interest rate reset and an intervening change in general interest rates. In a rising interest rate environment, such a delay may prevent the Fund from receiving the higher interest rate payments in a timely manner. Additionally, the Fund will be subject to the credit risk of any third party supporting or providing the security’s demand feature, if the Fund

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chooses not to hold the security to maturity and instead exercises the demand feature. The Fund is also subject to the risk that the third party’s obligations may terminate or the third party otherwise fails to meet its obligations to support or provide the demand feature. If the Fund is for whatever reason unable to exercise the demand feature, it will be subject to the liquidity risk of the floating rate notes or variable rate demand instrument.

The terms of many floating rate notes and other instruments are tied to reference rates or benchmarks such as SOFR.

Foreign Securities and Currencies Risk

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Generally, the Fund will rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, although it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investment Management and could include, but would not be limited to, instances where the Subadvisor disagrees with the designation of the primary stock exchange on which a dual listed issuer trades. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Additionally, to the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund's quote from the closed foreign market). There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

Economic sanctions and other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and may result in economic disruptions in the sanctioned country or throughout the world. When the United States is a significant trading partner of a foreign country in which a Fund may invest or to which the Fund may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or other similar measures. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund's liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The type and severity of sanctions and other measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict.

Many foreign securities are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect the Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. The Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental

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restrictions that limit or otherwise delay the Fund's ability to convert currencies. The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund's assets allocated to the Subadvisor by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions Risk

Purchasing and selling single stock futures or stock index futures may be used to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on its ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

Purchasing and selling futures contracts on debt securities and on indices of debt securities may be used in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities. Such futures contracts may also be used for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Geographic Focus Risk

Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, economic, political, regulatory, geopolitical and other conditions. These conditions include anticipated or actual government budget deficits or other financial difficulties, levels of inflation and unemployment, fiscal and monetary controls, tax policy and political and social instability. The Fund's performance will be particularly susceptible to the conditions in the countries or regions to which it is significantly exposed.

For example, investments in Japan may be subject to additional risks, including those associated with an aging and declining population, which contributes to the increasing cost of Japan’s pension and public welfare system and makes the economy more dependent on foreign trade. Additionally, Japan is prone to natural disasters, such as earthquakes and tsunamis.

High Yield Municipal Bond Risk

The Fund may invest in high-yield municipal bonds. High-yield or non-investment grade municipal bonds (commonly referred to as "junk bonds") may be subject to increased liquidity and valuation risks as compared to other municipal bonds and to high-yield debt securities generally. High-yield municipal bonds are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Subadvisor and are generally considered to be speculative. Analysis of the creditworthiness of issuers of high-yield municipal bonds may be more complex than for issuers of higher quality debt securities, and, as a result, the ability of the Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality bonds.

There may be little or no active trading market for certain high-yield municipal bonds, which may make it difficult for the Fund to sell such bonds at or near their perceived value. In such cases, the value of a high-yield municipal bond may decline dramatically, even during periods of declining interest rates, which could adversely affect and cause large fluctuations in the Fund's daily NAV. High-yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to the Fund's limitation on investments in illiquid investments. It may be difficult for the Fund to obtain an accurate or recent market quotation for a high-yield municipal bond, which may cause the security to be "fair valued" in accordance with the Fund's and the Manager’s valuation policies.

Credit spreads (i.e., the difference in yield between municipal bonds that is due to differences in their credit quality) may increase when the market believes that municipal bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment

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grade securities and corresponding reductions in market value will generally be greater for longer-maturity securities. High-yield municipal bonds are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher quality bonds. If the issuer of a high-yield municipal bond defaults, the Fund may incur additional expenses in seeking recovery. The high-yield municipal bonds in which the Fund may invest may be more likely to pay interest that is includable in taxable income for purposes of the federal alternative minimum tax than other municipal bonds, which may adversely affect the value of these investments.

High-Yield Securities Risk

High-yield or non-investment grade securities (commonly referred to as "junk bonds") are typically rated below investment grade by one or more NRSROs and are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative by certain rating agencies with respect to the issuer's continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. High-yield securities are often issued by companies without long track records of earnings or sale or by companies with lesser credit profiles and may be more volatile than higher-rated securities of similar maturity. High-yield securities may be issued by companies that are restructuring, smaller and less creditworthy, or more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of economic or market developments and interest rate changes, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default. In the event of default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Illiquid Investments, Private Placement and Restricted Securities Risk

The Fund’s investments may include illiquid investments or restricted securities. A principal risk of illiquid investments or investing in restricted securities is that they may be difficult to sell.

Securities and other investments purchased by the Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in the Fund's portfolio become illiquid, the Fund may exceed its limit on illiquid investments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid investments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that investment.

Privately issued securities and other restricted securities are not publicly traded and generally are subject to strict restrictions on resale. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities. Privately issued securities that are determined to be “illiquid” would be subject to the Fund's policy of not investing more than 15% of its net assets in illiquid investments.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially acquired through private placement transactions, offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933

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Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. The Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Increase in Expenses Risk

The actual costs of investing in the Fund may be higher than the expenses shown in “Total Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Inflation Risk

The Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund's assets can decline as can the value of the Fund's distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of fixed rate debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially that pay a fixed interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely impact the Fund and its investments.

Initial Public Offerings (“IPOs”) Risk

IPO share prices are frequently volatile due to factors such as the absence of a prior public market for the shares, unseasoned trading in the shares, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may have a magnified impact on the performance of a Fund with a small asset base. The impact of the investments in IPO shares on the Fund's performance will likely decrease as a Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available for investing, particularly as the Fund's asset base grows. The Fund may hold IPO shares for a very short period of time, which may increase portfolio turnover and expenses, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Investments in Other Investment Companies Risk

The Fund may invest in other investment companies, including mutual funds, closed-end funds, and ETFs.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund's objective and investment program. The Fund generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies, which also may be advised by the Manager or its affiliates, in addition to the management fees and other expenses paid by the Fund.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Large Investments or Redemptions by Shareholders Risk

From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on performance if the Fund is required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase transaction costs. Certain shareholders, including clients or affiliates of the Manager or the Subadvisor and/or other funds managed by the Manager or the Subadvisor or its affiliates, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares may further increase the liquidity risk and may otherwise adversely impact the Fund. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other

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shareholders whose buy-sell decisions are controlled by a single decision-maker. For more information, please see “Liquidity and Valuation Risk.”

Lending of Portfolio Securities Risk

The Fund may lend its portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Fund's Board. In determining whether to lend securities, the Subadvisor or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Fund may lose money in the event that the borrower fails to return the securities in a timely manner or at all. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities or in the event that the borrower fails to provide additional collateral as needed to ensure the loan is fully collateralized. The Fund may also not experience the returns expected with the investment of cash collateral. Furthermore, as with other extensions of credit, the Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. The Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

Leverage Risk

To the extent the Fund employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, the Fund may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Fund to liquidate investments to satisfy its obligations or to meet margin/collateral requirements when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Liquidity risk is the risk that the Fund could not meet redemption requests within the allowable time period without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when particular investments are difficult to sell, possibly preventing the Fund from selling the investments at an advantageous time or price. Liquidity risk may also exist because of unusual market conditions, government intervention, political, social, health, economic or market developments, unusually high volume of redemptions, or other reasons. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when there is a drop in overall market trading volume, when it cannot find willing buyers for its portfolio securities, when there are legal restrictions on the securities’ resale or when it can only sell its portfolio securities at a material loss. The liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil, adverse economic conditions or issuer-specific developments. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Dislocations in markets often result in reduced liquidity for investments.

Markets for debt and other fixed-income securities have consistently grown but the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by the Fund and/or when the Fund wishes to dispose of it.

Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund’s valuation of the investment. Valuation of the Fund’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation

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procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Fund's NAV. The Manager, as valuation designee, may rely on various sources of information to value investments and calculate NAVs. The Manager may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see "Fair Valuation and Portfolio Holdings Disclosure."

Loan Participation Interests Risk

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Fund may purchase. First, a Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults. Participations are subject to risks generally associated with debt securities; however, Participations may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a Participation or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Market Capitalization Risk

To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Fund's performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

Market Risk

The value of the Fund's investments may fluctuate due to changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, social or economic developments. Different sectors of the market and different

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security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Certain securities may be difficult to value under such conditions, and conditions may add significantly to the risk of volatility in the NAV of the Fund’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

Political and diplomatic events within the United States and abroad, such as the U.S. budget (including related agency or departmental actions and uncertainty related to the debt ceiling), trade tensions and the imposition of economic sanctions, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund's investments and operations. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social or political unrest, natural disasters, extreme weather, other geological events, man-made disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, bank failures, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. Furthermore, technological developments (including those related to artificial intelligence) or failures (such as widespread system outages, disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods, may impact the value of the Fund’s investments. Adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance, even if the Fund does not directly invest in issuers that participate in the sectors or industries experiencing these changes. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and could negatively affect the Fund’s performance or operations. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s fundamentals, due to market and investor reactions to such events. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner.

Money Market/Short-Term Securities Risk

You could lose money by investing in a money market fund. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A money market fund’s sponsor is not required to reimburse the money market fund for losses, and you should not expect that the sponsor will provide financial support to the money market fund at any time, including during periods of market stress or volatility.

Mortgage Dollar Roll Transactions Risk

In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date. During the roll period, the Fund forgoes principal and interest paid on the securities. These transactions involve a risk of loss if the value of the securities that the Fund is obligated to purchase declines below the purchase price prior to the repurchase date. They may also have a leveraging effect on the Fund.

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Mortgage-Related and Other Asset-Backed Securities Risk

Each Fund may buy mortgage-related and other asset-backed securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, collateralized bond obligations, and collateralized loan obligations and other similarly structured vehicles. Mortgage-related securities are a type of asset-backed security and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, mortgage dollar rolls, GNMA certificates, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are asset-backed securities that represent interests in pools of residential or commercial mortgages. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security. A decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying mortgage-backed securities, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of mortgage-backed securities and negatively affect the Fund’s investments in such mortgage-backed securities. The value of mortgage-backed securities backed by sub-prime mortgages has declined in the past, and may in the future decline, significantly during market downturns. Commercial mortgage-backed securities may be adversely affected by economic developments, such as shifts in the population, demographic changes, and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert property for other uses.

Certain asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity; however, the market price for such securities is not guaranteed and will fluctuate. The purchase of asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying assets. Some asset-backed securities do not have a security interest in the underlying collateral or any government guarantee for repayment. The value of these securities may be significantly affected by changes in interest rates and developments in the commercial or residential real estate markets, the market's perception of the issuers, reputation of the issuers and the creditworthiness or financial viability or solvency of the parties involved as well as the value of the collateral. The Manager's or Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities are subject to the risk that borrowers may default or be anticipated to default on their obligations underlying the securities or any guarantees under the securities may fail or otherwise be unavailable. Such risks may be heightened during periods of rising interest rates. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments. In the case of prepayments, the Fund may be forced to reinvest the proceeds at a lower interest rate. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise (making it more susceptible to interest rate risk) and increase the potential for the Fund to lose money. Some asset-backed securities are particularly subject to credit, liquidity and valuation, interest rate and prepayment risk and additional risks may arise as a result of the type of asset-backed securities in which the Fund invests. In addition, certain regulatory changes may increase the costs to the Fund of investing in asset-backed securities and the Fund's investments in these securities may be adversely affected.

Municipal Securities Risk

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity and valuation risks as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Fund's holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Fund invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Fund may invest have experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. The effects of geopolitical events, environmental matters and other public health issues have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties

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as well as economic, regulatory or political developments in the municipal securities market, including financial problems resulting from lower tax revenues or decreased aid from state and local governments in the event of an economic downturn. As a result, there is an increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund's investments.

Additionally, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Fund's holdings in Puerto Rico municipal securities. Puerto Rico has also recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. The Fund's vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund's exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

From time to time, the Fund may invest a substantial amount of its assets in municipal bonds on which interest is paid solely from revenues of similar projects. If the Fund focuses its investments in this manner, it assumes the legal and economic risks relating to such projects, which may have a significant impact on the Fund's investment performance and the risk of loss to the Fund would be heightened.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Fund from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade.

Net Asset Value Risk

Each Fund (other than the NYLI Money Market Fund) is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, a Fund’s investments may be more susceptible than those of a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to a Fund’s investments. A Fund’s NAV per share will fluctuate.

Operational and Cyber Security Risk

Operational risk arises from a number of factors, including but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures and may arise from external or internal sources. Additionally, the Fund and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches, cyber incidents or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruptions may adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting its ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. The Fund seeks to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nationstates or from entities with nationstate backing. Additionally, technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks, which can be difficult to assess. For example, the Fund’s service providers and market participants on which the Fund relies may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Fund and its operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, the Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency, index or futures contract underlying the option at a specified exercise price at a certain time or times during the term of the option, depending on the terms of the option. Entering into

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options contracts involves leverage risk, liquidity risk, counterparty risk, market risk, operational risk and legal risk. If the Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. To the extent that the Fund writes or sells put options, the Fund could experience substantial losses in instances where the option's underlying index or instrument decreases below the exercise price of the written option. To the extent that the Fund writes or sells call options, the Fund could experience substantial losses in instances where the option's underlying index or instrument increases above the exercise price of the written option. Writing (selling) hedged options limits the opportunity to profit from changes in the market value of underlying indexes or instruments in exchange for up-front cash (the premium) at the time of selling the option.

Portfolio Management Risk

The investment strategies, practices and risk analysis used may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during periods in which it takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in losses. The Subadvisor's judgment about whether securities will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

A quantitative model or algorithm (“quantitative tool”) used by the Subadvisor, and the investments selected based on the quantitative tool, may not perform as expected. A quantitative tool may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance. There may also be technical issues with the construction and implementation of the quantitative tool (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative tool, including the tool’s underlying metrics and data.

Portfolio Turnover Risk

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. The Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which Fund shareholders will pay taxes, even if such shareholders do not sell any shares by year-end).

Real Estate Investment Trusts ("REITs") Risk

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local or general economic conditions, fluctuations in supply and demand, declines in property values, extended vacancies, increases in property taxes, lack of availability of mortgage financing, variations in rental income, possible environmental liabilities and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk. REITs are also susceptible to the risks associated with the types of real estate investments they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types). For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and thereby may be subject to the risks of default. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or could fail to maintain its exemption from registration under the 1940 Act. The failure of a company to qualify as a REIT under federal tax law or maintain its exemption from registration under the 1940 Act may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is managed. Neither the Manager nor the Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not

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adversely affect the Fund's ability to achieve its investment objective. The Fund's activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or the Fund.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which the Fund acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. The Fund's use of repurchase agreements is generally intended to be a means for the Fund to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject the Fund to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund. If the seller defaults on its obligations under the agreement, the Fund may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Fund may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

Risk Management Techniques Risk

Various techniques can be used to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as "hedging." If the Manager or Subadvisor of the Fund judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling Risk

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which could be theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian that is pledged for the benefit of the broker to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful or that it will produce a higher return on an investment.

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions

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may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Restrictions on and/or reporting requirements applicable to short selling and short positions may negatively impact and materially impair the Fund's ability to execute certain transactions. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In addition, the issuer of sovereign debt may be unable or unwilling to repay due to the imposition of international sanctions and other similar measures. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Swap Agreements Risk

The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return and Municipal Market Data Rate Locks ("MMD Rate Locks") for various portfolio management purposes. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices, currency exchange rates and market conditions. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty, pricing and legal/documentation risks. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security or other consideration it should have received in the swap. The Fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The Fund's use of total return swap agreements will subject the Fund to the risks applicable to swap agreements discussed herein, and the Fund may be adversely affected by its use of total return swaps, if any. In entering into MMD Rate Locks, there

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is a risk that municipal yields will move in a direction opposite of the direction anticipated by the Fund. For additional information on swaps, see "Derivative Transactions" above. Also, see the "Tax Information" section in the SAI for information regarding the tax considerations relating to swap agreements.

Tax Risk

Certain investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Taxability Risk

The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal bonds in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such bonds, however, may be determined to pay, or have paid, taxable income subsequent to the Fund's acquisition of the bonds. In that event, the Internal Revenue Service (the “IRS”) may demand that the Fund pay federal income taxes on the interest income derived from the bonds, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal bonds to be subject, directly or indirectly, to federal income taxation or interest on state municipal bonds to be subject to state or local income taxation, or the value of state municipal bonds to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such bonds. Any such change could also affect the market price of such bonds, and thus the value of an investment in the Fund.

Temporary Defensive Investments Risk

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), the Fund may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period), invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash, money market securities or other investments.

To-Be-Announced ("TBA") Securities Risk

In a TBA securities transaction, a seller agrees to deliver a security to the Fund at a future date. However, the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

There can be no assurance that a security purchased on a TBA basis will be delivered by the counterparty. Also, the value of TBA securities on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the TBA security declines below the purchase price and will not benefit if the value of the security appreciates above the sale price prior to delivery. Certain mandatory margin requirements for the TBA market may require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

U.S. Government Securities Risk

There are different types of U.S. government securities with varying degrees of credit risk, including the risk of default, depending on the nature of the particular government support for that security. Additionally, U.S. government securities are subject to market and interest rate changes. There is no guarantee that the U.S. government will provide support to the agencies and government-sponsored entities if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than other types of U.S. government securities. In addition, the long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers.

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More About Investment Strategies and Risks

When-Issued Securities and Forward Commitments Risk

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Yield Risk

The amount of income received by the Fund will vary, and there can be no guarantee that the Fund will achieve or maintain any particular level of yield. The yields received by the Fund on its investments will vary depending on various factors, including changes in short-term interest rates. The Fund's yield will generally decline as interest rates decline. If interest rates increase, the Fund's yield may not increase proportionately. During periods of very low short-term interest rates, the Fund's expenses could exceed all or a portion of the Fund’s income, and the Fund may not be able to maintain a positive yield.

Zero Coupon and Payment-in-Kind Bonds Risk

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Fund may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Additionally, an interest payment deferred on payment-in-kind securities is subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan and the risk that interest rates on payment-in-kind securities are higher than those on other loans to reflect the time value of money on deferred interest payments. Deferred interest payments are further subject to higher credit risk of borrowers who may need to defer interest payments. Market prices of payment-in-kind securities may be particularly volatile because they are affected to a greater extent by interest rate changes than are other instruments that pay interest periodically, and payment-in-kind securities may have unreliable valuations because accruals require judgment about ultimate collectability of the deferred payments and the value of the associated collateral.

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Shareholder Guide

The following pages are intended to provide information regarding how to buy and sell shares of the New York Life Investments Group of Funds and certain other information designed to help you understand the costs and certain other considerations associated with buying, holding and selling your New York Life Investments Fund investments. Not all of the New York Life Investments Group of Funds discussed below are offered in this Prospectus. Furthermore, certain share classes are not available for all New York Life Investments Group of Funds or to all investors and may be offered through a separate prospectus.

The information described in this Shareholder Guide is available free of charge by calling toll-free 800-624-6782 or by visiting dfinview.com/NYLIM. The information contained in or otherwise accessible through the New York Life Investments Group of Funds website does not form part of this Prospectus. For additional details, please contact your financial adviser or the New York Life Investments Group of Funds free of charge by calling toll-free 800-624-6782.

Please note that shares of the New York Life Investments Group of Funds are generally not available for purchase by foreign investors, except to certain qualified investors. The New York Life Investments Group of Funds reserves the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident; and (iii) redeem shares and close the account of an investor in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by that investor or any other individual associated with that account.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain New York Life Investments Group of Funds.

The following terms are used in this Shareholder Guide:

• "New York Life Investments Asset Allocation Funds" collectively refers to the NYLI Conservative Allocation Fund, NYLI Equity Allocation Fund, NYLI Growth Allocation Fund and NYLI Moderate Allocation Fund.

• "New York Life Investments Epoch Funds" collectively refers to the NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI Epoch Global Equity Yield Fund.

• “New York Life Investments ETF Asset Allocation Funds” collectively refers to the NYLI Conservative ETF Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Growth ETF Allocation Fund and NYLI Moderate ETF Allocation Fund.

• “New York Life Investments Group of Funds” collectively refers to each mutual fund managed by New York Life Investment Management LLC.

• "New York Life Investments International/Global Equity Funds" collectively refers to the NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI WMC International Research Equity Fund.

• "New York Life Investments Mixed Asset Funds" collectively refers to the NYLI Balanced Fund, NYLI Income Builder Fund and NYLI MacKay Convertible Fund.

• “New York Life Investments Tax-Exempt Funds” collectively refers to the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

• "New York Life Investments Taxable Bond Funds" collectively refers to the NYLI Candriam Emerging Markets Debt Fund, NYLI Floating Rate Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI Money Market Fund and NYLI Short Term Bond Fund.

• "New York Life Investments U.S. Equity Funds" collectively refers to the NYLI CBRE Real Estate Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI S&P 500 Index Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund.

• The Board of Trustees of New York Life Investments Funds Trust and the Board of Trustees of New York Life Investments Funds are collectively referred to as the "Board."

• The Investment Company Act of 1940, as amended, is referred to as the "1940 Act."

• New York Life Investment Management LLC is referred to as the "Manager" or "New York Life Investment Management."

• New York Life Insurance Company is referred to as "New York Life."

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Shareholder Guide

• NYLIM Service Company LLC is referred to as the "Transfer Agent" or "NYLIM Service Company."

• NYLIFE Distributors LLC, the New York Life Investments Group of Funds’ principal underwriter and distributor, is referred to as the "Distributor" or "NYLIFE Distributors."

• The New York Stock Exchange is referred to as the "Exchange."

• Net asset value is referred to as "NAV."

• The Securities and Exchange Commission is referred to as the "SEC."

• Automated Clearing House, the electronic process by which shares may be purchased or redeemed, is referred to as “ACH.”

BEFORE YOU INVEST — DECIDING WHICH CLASS OF SHARES TO BUY

The New York Life Investments Group of Funds offers Investor Class, Class A, A2, C, C2, I, P, R1, R2, R3, R6, Z and SIMPLE Class shares, as applicable. Each share class may not currently be offered by each New York Life Investments Fund or through your financial intermediary and may be offered through a separate prospectus. Each share class of a New York Life Investments Fund represents an interest in the same portfolio of securities, has the same rights and is identical in all respects to the other classes (unless otherwise disclosed in this Shareholder Guide or as set forth in the New York Life Investments Group of Funds’ multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act), except that, to the extent applicable, each class also bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from its investor base. In addition, each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon the number of shares of a New York Life Investments Fund you choose to purchase, how you wish to purchase shares of a New York Life Investments Fund and the New York Life Investments Fund in which you wish to invest, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should consider and discuss with your financial adviser. Important factors you may wish to consider include, among others:

• how much you plan to invest;

• how long you plan to hold your shares;

• the fees (e.g., sales charge) and total expenses associated with each class of shares; and

• whether you qualify for any reduction or waiver of the sales charge, if any, as discussed below in the section “Sales Charge Reductions and Waivers” and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

The New York Life Investments Group of Funds, the Distributor and the Transfer Agent do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds. A shareholder transacting in (or holding) Fund shares through an intermediary should carefully review the fees and expenses charged by the intermediary relating to holding and transacting in Fund shares. These fees and expenses, including commissions, may vary by intermediary and customers of certain intermediaries are eligible only for the sales charge reductions or waivers set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. As a result, a shareholder purchasing or redeeming Fund shares through an intermediary may incur higher or lower costs than a shareholder purchasing or redeeming Fund shares through another intermediary or directly with the New York Life Investments Group of Funds. You may be required to pay a commission or other transaction charge to your financial intermediary when buying or selling shares of a share class that has no initial sales charge, contingent deferred sales charge, or asset-based fee for sales or distribution, such as Class I or Class R6 shares. These commissions or transaction charges are not reflected in the fee and expense table or expense examples for the share classes. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this Prospectus. Please contact your financial intermediary for more information on commissions or other transaction charges applicable to the purchase or redemption of shares of the Funds.

As with any business, operating a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of a New York Life Investments Fund, and thus, all investors in the New York Life Investments Fund (or share class, if applicable) indirectly share such costs. The expenses for each New York Life Investments Fund are presented in the Funds’ respective Prospectuses in the tables entitled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee and expense tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs are typically allocated differently among the share classes or among groups of share classes.

In addition to the direct expenses that a New York Life Investments Fund bears, New York Life Investments Fund shareholders indirectly bear the expenses of the other funds in which the New York Life Investments Fund invests ("Underlying Funds"), where applicable. The tables entitled "Fees and Expenses of the Fund" reflect a New York Life Investments Fund's estimated indirect expenses from investing in Underlying Funds based on the allocation of the New York Life Investments Fund's assets among the Underlying Funds (if any) during the

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Shareholder Guide

New York Life Investments Fund's most recent fiscal year. These expenses may be higher or lower over time depending on the actual investments of the New York Life Investments Fund's assets in the Underlying Funds and the actual expenses of the Underlying Funds.

In some cases, the Total Annual Fund Operating Expenses reflected in the tables entitled "Fees and Expenses of the Fund" may differ in part from the amounts shown in the Financial Highlights section of the applicable Prospectuses, which reflect only the operating expenses of a New York Life Investments Fund for its prior fiscal year and do not include the New York Life Investments Fund's share of the fees and expenses of any Underlying Fund in which the New York Life Investments Fund invested during its prior fiscal year.

12b-1 and Shareholder Service Fees

Most significant among the class-specific costs are:

• Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to compensate the Distributor for distribution and/or shareholder services such as marketing and selling New York Life Investments Fund shares, compensating brokers and others who sell New York Life Investments Fund shares, advertising, printing and mailing of prospectuses and responding to shareholder inquiries.

• Shareholder Service Fee—this fee covers certain services provided to retirement plans investing in Class R1, Class R2 and Class R3 shares that are not included under a 12b-1 plan for such class (if any), such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees, which are paid out of Fund assets on an ongoing basis, is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See "Information on Fees" in this section for more information about these fees.

Sales Charges

In addition to regular operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The New York Life Investments Group of Funds typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption for certain share classes. These charges and fees for each New York Life Investments Fund are presented earlier in the tables entitled "Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

• Initial Sales Charge—also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Investor Class, Class A, Class A2 and Class Z shares that is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the initial amount invested in New York Life Investments Fund shares.

• Contingent Deferred Sales Charge—also known as a "CDSC," refers to a charge that is deducted from the proceeds when you redeem New York Life Investments Fund shares (that is, sell shares back to the New York Life Investments Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense, you will pay a higher ongoing 12b-1 fee over time for Class C or Class C2 shares. Subsequently, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail later in this Shareholder Guide in the section “Information on Sales Charges.” Certain intermediaries impose different sales charges and make only specified waivers from sales charges available to their customers. These variations are described in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. The following table provides a summary of the differences among share classes with respect to such fees and other important factors:

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Shareholder Guide

Summary of Important Differences Among Share Classes

	Class A1	Class A2	Investor Class[1]	Class C1	Class C2	Class I	Class R1	Class R2	Class R3	Class R6	Class P	Class Z	SIMPLE Class
Initial sales charge	Yes	Yes	Yes	None	None	None	None	None	None	None	None	Yes	None
Contingent deferred sales charge	None[2]	None[2]	None[2]	1% on sale of shares held for one year or less[3,4]	1% on sale of shares held for one year or less	None	None	None	None	None	None	None	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%	0.75%[5] distribution and 0.25% service (1.00% total)[6]	0.40% distribution and 0.25% service (0.65% total)	None	None	0.25%	0.25% distribution and 0.25% service (0.50% total)	None	None	0.15%[7]	0.25% distribution and 0.25% service (0.50% total)
Shareholder service fee	None	None	None	None	None	None	0.10%	0.10%	0.10%	None	None	None	None
Conversion feature	Yes[8]	No	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	Yes[8]	No	No	Yes[8]
Purchase maximum[7]	None	None	None	$1,000,000[9]	$250,000	None	None	None	None	None	None	None	None

1. Class A, Investor Class and Class C shares of the NYLI Money Market Fund are sold with no initial sales charge or CDSC and have no 12b-1 fees.

2. No initial sales charge applies on investments of $1 million or more ($250,000 or more with respect to New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Short Term Bond Fund). However, for purchases of Class A and Investor Class shares of each Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

3. 0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

4. 18 months or less with respect to shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024.

5. 0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

6. 0.075% for NYLI MacKay Colorado Muni Fund and 0.20% for NYLI MacKay Utah Muni Fund.

7. See the sections discussing Share Class Considerations and the section entitled "Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes" for more information on the voluntary and/or automatic conversions that apply to each share class.

8. Does not apply to purchases by certain retirement plans.

9. $250,000 for New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund.

The discussions in this Shareholder Guide are not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. Additionally, certain New York Life Investments Group of Funds have sales charge and expense structures that may alter your analysis as to which share class is most appropriate for your needs. This analysis can best be made by discussing your situation and the factors mentioned above with your financial adviser. Generally, however, Investor Class, Class A, Class A2 or Class Z shares are more economical than Class C or Class C2 shares if you intend to invest larger amounts and hold your shares long-term (more than six years, for most New York Life Investments Group of Funds). Class C or Class C2 shares may be more economical than Investor Class, Class A, Class A2 or Class Z shares if you intend to hold your shares for a shorter term. Class I, Class R6 and Class P shares are the most economical, regardless of amount invested or intended holding period. Class I shares are generally available only to certain institutional investors or through certain financial intermediary accounts or retirement plans. Class R6 shares are generally available only to certain retirement plans invested in a New York Life Investments Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the New York Life Investments Fund). Class R1, Class R2 and Class R3 shares are available only to certain employer-sponsored retirement plans. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management, Inc. and are investing directly with the Fund. SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

If the share class that is most economical for you, given your individual financial circumstances and goals, is not offered through your financial intermediary and you are otherwise eligible to invest in that share class, you can open an account and invest directly in the New

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Shareholder Guide

York Life Investments Group of Funds by submitting an application. Please see the section entitled “How to Open Your Account” in this Shareholder Guide and the SAI for details.

Investor Class Share Considerations

• Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one New York Life Investments Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via the systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that New York Life Investments Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple New York Life Investments Group of Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate the share class conversion feature at any time. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

• When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge varies based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an upfront sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with each such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Investor Class shares. As a result, you are usually better off purchasing Investor Class shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

Class A, Class A2 and Class Z Share Considerations

• Generally, Class A and Class A2 shares have a minimum initial investment amount of $15,000 per New York Life Investments Fund, however Class A shares of the New York Life Investments ETF Asset Allocation Funds have a minimum initial investment amount of $2,500. Class Z shares have a minimum initial investment of $1,000.

• When you invest in Class A, Class A2 or Class Z shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Information on Sales Charges"). We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").

• Since some of your investment goes to pay an up-front sales charge when you purchase Class A, Class A2 or Class Z shares, you will purchase fewer shares than you would with the same investment in certain other share classes. However, the net income attributable to Class C or Class C2 shares and the dividends payable on Class C or Class C2 shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class C or Class C2 shares generally will be reduced by such class-specific expenses (to the extent a New York Life Investments Fund has undistributed net income) and investment performance of Class C or Class C2 shares will be lower than that of Class A, Class A2 or Class Z shares. As a result, you are usually better off purchasing Class A, Class A2 or Class Z shares rather than Class C or Class C2 shares and paying an up-front sales charge if you:

— plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class C or Class C2 shares may eventually exceed the cost of the up-front sales charge; or

— qualify for a reduced or waived sales charge.

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Shareholder Guide

• Class Z shares are generally only available to existing holders of Class Z shares of the NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund.

Class C and Class C2 Share Considerations

• You pay no initial sales charge on an investment in Class C or Class C2 shares. However, for certain Funds, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment than for each other share class.

• In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). Exchanging Class C or Class C2 shares may impact your holding period. Please see “Exchanging Shares Among New York Life Investments Group of Funds” for more information.

• When you sell Class C or Class C2 shares of a New York Life Investments Fund, to minimize your sales charges, the New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

• Class C and, with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund, Class C2 shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets for Class C shares (or from 0.50% to 0.25% for Class C shares and from 0.65% to 0.25% for Class C2 shares with respect to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). Conversion features do not apply to Class C shares of the NYLI Money Market Fund that were exchanged from another New York Life Investments Fund before their CDSC periods expired. Exchanging Class C or Class C2 shares into the NYLI Money Market Fund and/or holding Class C or Class C2 shares through a financial intermediary in an omnibus account may impact your eligibility to convert at the end of the calendar quarter, eight years after the date they were purchased. Please see “Conversions Between Share Classes” for more information.

• Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed upon conversion. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Group of Funds will generally not accept a purchase order for Class C or Class C2 shares in the amount of $1,000,000 or more ($250,000 or more with respect to the New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, New York Life Investments ETF Asset Allocation Funds, NYLI Floating Rate Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund and NYLI MacKay Utah Muni Fund).

• Please note that Class C2 shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class I Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class I shares.

• You do not pay any ongoing distribution and/or service (12b-1) fees.

• You may buy Class I shares if you are an:

— Institutional Investor

▪ Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through the Distributor or its affiliates;

▪ Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

▪ Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform; or (iii) brokerage accounts held at a broker that charges such clients transaction fees.

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Shareholder Guide

— Individual Investor who is initially investing at least $1 million in any single New York Life Investments Fund: (i) directly with the New York Life Investments Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates.

— Existing Class I Shareholder; or

— Existing or retired New York Life Investments Group of Funds Trustee or Officer, current Portfolio Manager of a New York Life Investments Fund or an employee of a Subadvisor.

• The New York Life Investments Asset Allocation Funds may invest in Class I shares, if Class R6 shares for a Fund are unavailable.

Class P Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class P shares.

• You do not pay any ongoing distribution and/or service fees (12b-1) fees.

• Generally, Class P shares are only available to investors that have a relationship with PineStone Asset Management Inc. and are investing directly with the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund or NYLI PineStone U.S. Equity Fund.

Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Share Considerations

• You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares.

• You pay ongoing shareholder service fees for Class R1, Class R2 and Class R3 shares. You also pay ongoing distribution and/or service (12b-1) fees for Class R2, and Class R3 shares.

• You do not pay ongoing shareholder service fees or ongoing distribution and/or service fees (12b-1) fees for Class R6 shares.

• You pay ongoing distribution and/or service fees (12b-1) fees but do not pay ongoing shareholder service fees for SIMPLE Class shares.

• Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including:

— Section 401(a) and 457 plans;

— Certain Section 403(b)(7) plans;

— Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and

— Non-qualified deferred compensation plans.

• Generally, Class R6 shares are only available to certain employer-sponsored retirement plans held with a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund) that have a service arrangement with the Distributor or its affiliate, such as Section 401(k), profit sharing, money purchase pension and defined benefit plans. However, the Fund reserves the right in its sole discretion to waive this eligibility requirement.

• SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts.

• SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. The New York Life Investments Group of Funds expects all share class conversions described in this section to be made on a tax-free basis. The New York Life Investments Group of Funds reserves the right to modify or eliminate this share class conversion feature at any time.

• The New York Life Investments Asset Allocation Funds may invest in Class R6 shares, if available.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in a New York Life Investments Fund. A minimum initial investment amount may be waived for purchases by the Trustees and directors and employees of New York Life and its affiliates and subsidiaries. The New York Life Investments Group of Funds may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

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Shareholder Guide

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class A Shares

All New York Life Investments Group of Funds except New York Life Investments ETF Asset Allocation Funds and NYLI Money Market Fund:

• $15,000 minimum initial investment with no minimum for subsequent purchases of any of these New York Life Investments Group of Funds.

New York Life Investments ETF Asset Allocation Funds:

• $2,500 minimum for initial and no minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI Money Market Fund:

• There are no minimums for initial and subsequent purchases if all of your other accounts contain Class A shares only.

• Please note that if at any time you hold any class of shares other than Class A shares, your holdings in the NYLI Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features for Class A shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation's Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations (including holders of Class P shares of any of the predecessor funds to the New York Life Investments Epoch Funds as of November 16, 2009); and subsidiaries and employees of the Subadvisors are not subject to the minimum investment requirement for Class A shares, however New York Life Investments Group of Funds reserves the right to impose other minimum initial investment amounts on these accounts. See the SAI for additional information.

Class A2 Shares

NYLI MacKay Short Term Muni Fund:

• $15,000 minimum for initial and no minimum for subsequent purchases.

Class C Shares

All New York Life Investments Group of Funds except NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Duration High Income Fund and NYLI WMC Growth Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except NYLI Money Market Fund, which requires an initial investment amount of $1,000).

NYLI Candriam Emerging Markets Equity Fund, NYLI Cushing MLP Premier Fund, New York Life Investments Epoch Funds, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Utah Muni Fund and NYLI WMC Growth Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Investors who obtained their Class C shares through certain reorganizations are not subject to the minimum investment requirements for Class C shares. See the SAI for additional information.

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Shareholder Guide

Class C2 Shares

NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Tax Free Bond Fund:

• $1,000 minimum for initial and $50 minimum for subsequent purchases, or

• if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases.

NYLI MacKay California Muni Fund and NYLI MacKay New York Muni Fund:

• $2,500 minimum for initial and $50 minimum for subsequent purchases of any of these New York Life Investments Group of Funds, or

• if through AutoInvest, a monthly systematic investment plan: $2,500 minimum for initial and $50 minimum for subsequent monthly purchases.

Class I Shares

• Individual Investors—$1 million minimum for initial purchases of any single New York Life Investments Fund and no minimum for subsequent purchases of any other New York Life Investments Fund; and

• Institutional Investors, the New York Life Investments Group of Funds' existing and retired Trustees and Officers, current Portfolio Managers of the New York Life Investments Group of Funds and employees of Subadvisors—no minimums for initial and subsequent purchases of any New York Life Investments Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Investors who obtained their Class I shares through certain reorganizations are not subject to the minimum investment requirements for Class I shares. See the SAI for additional information.

Class P Shares

NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund:

• If you are eligible to invest in Class P shares, $5,000,000 minimum for initial and no minimum for subsequent purchases.

Please note that Class P shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

Class R1, Class R2, Class R3, Class R6 Shares and SIMPLE Class

If you are eligible to invest in Class R1, Class R2, Class R3, Class R6 shares or SIMPLE Class of the New York Life Investments Group of Funds, there are no minimums for initial and subsequent purchases.

Class Z Shares

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund:

• $1,000 minimum for initial and no minimum for subsequent purchases.

• Please note that Class Z shares are only available for purchase by existing holders of Class Z shares.

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Shareholder Guide

INFORMATION ON SALES CHARGES

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charges at nylim.com/salescharges.

Investor Class, Class A, Class A2 and Class Z Shares

The initial sales charge you pay when you buy Investor Class, Class A, Class A2 or Class Z shares differs depending upon the New York Life Investments Fund you choose and the amount you invest, as indicated in the following tables. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers" or for shares purchased or accounts held through particular financial intermediaries as set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession. Investor Class shares and Class A shares of NYLI Money Market Fund are not subject to a sales charge.

NYLI Candriam Emerging Markets Equity Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Cushing MLP Premier Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Fiera SMID Growth Fund, NYLI MacKay Convertible Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Shareholder Guide

NYLI S&P 500 Index Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.50%	1.52%	1.25%
$50,000 to $99,999	1.25%	1.27%	1.00%
$100,000 to $249,999	1.00%	1.01%	0.75%
$250,000 to $499,999	0.75%	0.76%	0.50%
$500,000 to $999,999	0.50%	0.50%	0.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	1.00%	1.01%	0.75%
$50,000 to $99,999	0.75%	0.76%	0.50%
$100,000 to $249,999	0.50%	0.50%	0.35%
$250,000 to $499,999	0.25%	0.25%	0.25%
$500,000 to $999,999	0.15%	0.15%	0.15%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Shareholder Guide

NYLI Candriam Emerging Markets Debt Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Strategic Bond Fund and NYLI MacKay Total Return Bond Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	4.00%	4.17%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.00%	2.04%	1.50%
$500,000 to $999,999	1.50%	1.52%	1.25%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Balanced Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Floating Rate Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund, NYLI Moderate Allocation Fund and NYLI Moderate ETF Allocation Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% (0.50% for each New York Life Investments ETF Asset Allocation Fund) may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

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Shareholder Guide

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $100,000	2.50%	2.56%	2.25%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI Short Term Bond Fund and NYLI MacKay Short Term Muni Fund

Class A Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	1.00%	1.01%	1.00%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Class A2 Shares (NYLI MacKay Short Term Muni Fund only)

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Investor Class Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 0.50% may be imposed, however, on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund

Class Z Shares

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
Less than $50,000	3.00%	3.09%	2.75%
$50,000 to $99,999	2.50%	2.56%	2.25%

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Shareholder Guide

Purchase amount	Sales charges as a percentage of1		Typical dealer concession as a % of offering price
	Offering price	Net investment
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more.

Sales charges that are specific to customers of a specific intermediary are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees than other share classes (except Class C2 shares) and, over time, these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares. Class C shares of NYLI Money Market Fund are not subject to a sales charge.

Class C2 Shares

Class C2 shares are sold without an initial sales charge. However, if Class C2 shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described below. Additionally, for certain Funds, Class C2 shares have higher ongoing distribution and/or service (12b-1) fees than other share classes and, over time, these fees may cost you more than paying an initial sales charge. The Class C2 share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C2 shares.

Computing Contingent Deferred Sales Charge on Class C and Class C2 Shares

Subject to certain exceptions, a CDSC will be imposed on redemptions of Class C or Class C2 shares of a New York Life Investments Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C or Class C2 share account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C or Class C2 shares during the preceding year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024). The CDSC is calculated based on the lesser of the offering price or the market value of the shares being sold. The New York Life Investments Group of Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.

For example, no CDSC will be imposed to the extent that the NAV of the Class C or Class C2 shares redeemed does not exceed:

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased more than one year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) prior to the redemption for Class C or Class C2 shares; plus

• the current aggregate NAV of Class C or Class C2 shares of the New York Life Investments Fund purchased through reinvestment of dividends or capital gain distributions; plus

• increases in the NAV of the investor's Class C or Class C2 shares of the New York Life Investments Fund above the total amount of payments for the purchase of Class C or Class C2 shares of the New York Life Investments Fund (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024) for Class C or Class C2 shares.

There are exceptions, which are described below.

Further information regarding sales charges is available in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS

The New York Life Investments Group of Funds makes available (free of charge) information regarding sales charge reductions and waivers on our website at nylim.com/salescharges.

Reducing the Initial Sales Charge on Investor Class, Class A, Class A2 and Class Z Shares

You may be eligible to buy Investor Class, Class A, Class A2 and Class Z shares of the New York Life Investments Group of Funds at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as briefly described below. You may also be eligible for a waiver of the initial sales charge as set forth below or in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts. Each New York Life Investments Fund reserves the right to modify or eliminate these programs at any

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time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class shares.

• Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the tables above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of most New York Life Investments Group of Funds. You may not include investments of previously non-commissioned shares in the NYLI Money Market Fund, investments in Class I shares, or your interests in any New York Life Investments Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a New York Life Investments Fund, your spouse owns $50,000 worth of Class A shares of another New York Life Investments Fund, and you wish to invest $15,000 in a New York Life Investments Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, please see the SAI.

• Letter of Intent

Whereas the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class A2, Class C, Class C2, Class Z or SIMPLE Class shares of one or more New York Life Investments Group of Funds (excluding investments of non-commissioned shares in the NYLI Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class, Class A, Class A2 or Class Z shares of the New York Life Investments Group of Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information, please see the SAI.

• Your Responsibility

To receive the reduced sales charge, you must inform the Transfer Agent of your eligibility and holdings at the time of your purchase if you are buying shares directly from the New York Life Investments Group of Funds. If you are buying New York Life Investments Fund shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible New York Life Investments Group of Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Transfer Agent or your financial adviser a copy of each account statement showing your current holdings of each eligible New York Life Investments Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Transfer Agent or intermediary through which you are buying shares will combine the value of all your eligible New York Life Investments Fund holdings based on the current NAV per share to determine what Investor Class, Class A or Class A2 sales charge rate you may qualify for on your current purchase. If you do not inform the Transfer Agent or your financial adviser of all of your New York Life Investments Fund holdings or planned New York Life Investments Fund purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Purchases at Net Asset Value

A Fund's Class A or Class A2 shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of the Subadvisors; any employee or registered representative of a financial intermediary firm (and immediate family members) and any employee of SS&C GIDS, Inc. that is assigned to the Fund. Individuals and other types of accounts may purchase Class A2 shares at NAV, without payment of any sales charge, if exchanged for Class A shares of the same fund through a financial intermediary's share class conversion program. Class A shares, Class A2 shares or

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Shareholder Guide

Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Class A shares of the New York Life Investments Group of Funds also may be purchased at NAV, without payment of any sales charge, by shareholders:

(i) who owned Service Class shares of a series of Eclipse Trust (the predecessor trust for certain Funds) or certain series of New York Life Investments Group of Funds Trust, as of December 31, 2003, and who are invested directly with and have maintained their account with the Fund; and

(ii) who owned Class P shares of certain New York Life Investments Epoch Funds as of the closing date of their reorganization and who are invested directly with and have maintained their account with the Funds.

Purchases Through Financial Intermediaries

The New York Life Investments Group of Funds has authorized financial intermediary firms (such as a broker/dealers, financial advisers or financial institutions), and other intermediaries that the firms may designate, to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the New York Life Investments Group of Funds and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read your financial intermediary firm’s program materials for any special provisions or additional service features that may apply to investing in the New York Life Investments Group of Funds through the firm.

The availability of initial sales charge waivers (and discounts) may depend on the particular financial intermediary or type of account through which you purchase New York Life Investments Fund shares. The New York Life Investments Group of Funds’ initial sales charge waivers disclosed in this Prospectus and the SAI are available through financial intermediaries. The initial sales charge waivers available only to customers of certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. For these customers, the sales charge waivers offered by the New York Life Investments Group of Funds may not be available for transactions through the intermediary. Please contact your financial intermediary regarding the availability of applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

Contingent Deferred Sales Charge on Certain Investor Class, Class A and Class A2 Share Redemptions

For purchases of Class A and Investor Class shares of each New York Life Investments Fund (except NYLI MacKay Short Term Muni Fund and NYLI Short Term Bond Fund), a CDSC of 1.00% (0.50% for the New York Life Investments ETF Asset Allocation Funds) may be imposed on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A, Class A2 and Investor Class shares of NYLI MacKay Short Term Muni Fund and Class A and Investor Class shares of NYLI Short Term Bond Fund, a CDSC of 0.50% may be imposed on redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge.

The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See "Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges" below.

Waivers of Contingent Deferred Sales Charges

A CDSC may not be imposed on redemptions of Class A, Class A2 and Investor Class shares purchased at NAV through financial intermediaries or by persons that are affiliated with New York Life or its affiliates. Any applicable CDSC on Class A, Class A2 and Investor Class shares may be waived for redemptions made through a financial intermediary firm that has waived its finder’s fee or other similar compensation.

In addition, the CDSC on subject Class A, Class A2, Investor Class, Class C or Class C2 shares may be waived for: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, Qualified Domestic Relations Orders and required excess contribution returns pursuant to applicable IRS rules; and Required Minimum Distributions (based on New York Life Investment Management holdings only) for IRA and 403(b)(7) TSA participants in the year following the year in which such participant attains age 73. However, different rules relating to mandatory distributions apply to individuals who attained age 70 1/2 before 2020; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses NYLIM Service Company or an affiliate as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a New York Life Investment Management IRA; (iv) required distributions by charitable trusts under Section 664 of the Internal Revenue Code for accounts held directly with a New York Life Investments Fund; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year (18 months with respect to Class A, Investor Class and Class C shares of the NYLI MacKay Short Duration High Income Fund) following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan for accounts held directly with the Fund used to pay scheduled monthly premiums on

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Shareholder Guide

insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic systematic withdrawals within one year of the date of the initial purchase, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class A, Class A2, Investor Class, Class C or Class C2 shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates.

The availability of contingent deferred sales charge waivers may depend on the particular financial intermediary or type of account through which you purchase or hold New York Life Investments Fund shares. The New York Life Investments Group of Funds’ contingent deferred sales charge waivers disclosed in this Prospectus and the SAI are available for direct accounts and through financial intermediaries. The contingent deferred sales charge waivers available through certain other financial intermediaries are set forth in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to this Prospectus. Please contact your financial intermediary regarding applicable sales charge waivers and information regarding the intermediary’s related policies and procedures.

For information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-624-6782; see our website at nylim.com/salescharges; and read the information under "Reduced Sales Charges on Class A, Class A2 and Investor Class Shares—Contingent Deferred Sales Charge, Class A, Class A2 and Investor Class Shares" in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

Each New York Life Investments Fund (except the NYLI Money Market Fund) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class, Class A, Class A2 and Class R2 12b-1 plans provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of the respective class. The Class C 12b-1 plan provides for payment of 0.75% for distribution (0.25% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund) and 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class C shares (0.50% for NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund). The Class C2 12b-1 plan provides for payment of 0.40% for distribution and 0.25% for service activities for a total 12b-1 fee of up to 0.65% of the average daily net assets of Class C2 shares. The Class Z 12b-1 plan provides for payment for distribution and/or service activities of up to 0.20% of the average daily net assets of Class Z shares. The Class R3 and SIMPLE Class 12b-1 plans each provide for payment of 0.25% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 0.50% of the average daily net assets of Class R3 and SIMPLE Class shares, respectively. The distribution activities paid for by this distribution fee are those activities that are primarily intended to result in the sale of New York Life Investments Fund shares. The service activities paid for by this service fee are personal shareholder services and maintenance of shareholder accounts. With respect to Class R2 and Class R3 shares, the portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid under the Class R2 and Class R3 Shareholder Services Plans, as discussed in the section entitled "Shareholder Services Plans." The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges.

Shareholder Services Plans

Each New York Life Investments Fund that offers Class R1, Class R2 or Class R3 shares has adopted a Shareholder Services Plan with respect to those classes. Under the terms of the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares pay New York Life Investment Management, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1, Class R2 or Class R3 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1, Class R2 or Class R3 shares of such New York Life Investments Fund.

Pursuant to the Shareholder Services Plans, each New York Life Investments Fund's Class R1, Class R2 or Class R3 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the New York Life Investments Fund and may cost more than certain types of sales charges. With respect to the Class R2 and R3 shares, these services and fees are in addition to those services and fees that may be provided under the Class R2 or Class R3 12b-1 plan.

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Small Account Fee

Several of the New York Life Investments Group of Funds have a relatively large number of shareholders with small account balances. Small accounts increase the transfer agency expenses borne by the Funds. In an effort to reduce total transfer agency expenses, the New York Life Investments Group of Funds (except the New York Life Investments ETF Asset Allocation Funds) has implemented a small account fee. Each shareholder with an account balance of less than $1,000 ($5,000 for Class A share accounts) will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

• accounts held by employees of New York Life and its subsidiaries and their employees, officers, directors or agents or former employees (and immediate family members);

• Class I share, Class R1 share, Class R2 share, Class R3 share, Class R6 share, Class P share and SIMPLE Class share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

• accounts with active AutoInvest plans where the New York Life Investments Group of Funds deducts funds directly from the client's checking or savings account;

• New York Life Investment Management SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;

• certain 403(b)(7) accounts;

• accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investment Management SIMPLE IRA Plan Accounts);

• certain Investor Class accounts where the small account balance is due solely to the conversion from Class C or Class C2 shares; and

• Investors who obtained their Class A shares through certain reorganizations.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The New York Life Investments Group of Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the New York Life Investments Group of Funds by calling toll-free 800-624-6782 for more information.

COMPENSATION TO FINANCIAL INTERMEDIARY FIRMS

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the New York Life Investments Group of Funds and shareholders. Such compensation may vary depending upon the financial intermediary firm, the New York Life Investments Fund sold, the amount invested, the share class sold, the amount of time that shares are held and/or the services provided by the particular financial intermediary firm.

The Distributor will pay sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class, Class A, Class A2 or Class Z shares sold subject to a sales charge. The Distributor retains the difference, if any, between the sales charge that you pay and the portion that it pays to financial intermediary firms as a sales concession. The Distributor and/or an affiliate, from its/their own resources, also may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class, Class A, Class A2 or Class Z shares, sold at NAV, to financial intermediary firms at the time of sale. The Distributor may pay a sales concession of up to 1.00% on purchases of Class C or Class C2 shares to financial intermediary firms at the time of sale.

For share classes that have adopted a 12b-1 plan, the Distributor will also pay, pursuant to the 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain services.

In addition to the payments described above, the Distributor and/or an affiliate will pay from its/their own resources additional fees to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of New York Life Investments Fund shares (other than Class R6) and/or shareholder or account servicing arrangements. The amount paid to financial intermediary firms pursuant to these sales and/or servicing fee arrangements varies and may involve payments of up to 0.25% on new sales and/or up to 0.35% annually on assets held or fixed dollar amounts according to the terms of the agreement between the Distributor and/or its affiliate and the financial intermediary. The Distributor or an affiliate may make these payments based on factors including, but not limited to, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary. Such payments may qualify a New York Life Investments Fund for preferred status with the financial intermediary receiving the payments or provide the representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over the mutual funds and/or representatives of the Funds’ competitors.

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Shareholder Guide

The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the New York Life Investments Group of Funds. To the extent permitted under applicable SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers and may make other payments or allow other promotional incentives or payments to financial intermediaries.

Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate their financial advisers about the New York Life Investments Group of Funds and to encourage the advisers to recommend the purchase of New York Life Investments Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with the marketing efforts of these firms and financial advisers, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and FINRA rules. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the New York Life Investments Group of Funds, which may vary based on the New York Life Investments Group of Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling New York Life Investments Fund shares or are listed on New York Life Investments Fund accounts.

To the extent that financial intermediaries receiving payments from the Distributor or an affiliate sell more shares of the New York Life Investments Group of Funds or retain more shares of the New York Life Investments Group of Funds for their clients’ accounts, New York Life Investment Management and its affiliates benefit from the incremental management and other fees they receive with respect to those assets.

In addition to the payments described above, NYLIM Service Company or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the New York Life Investments Group of Funds. NYLIM Service Company uses a portion of the transfer agent fees it receives from the New York Life Investments Group of Funds to make these sub-transfer agency and other administrative payments. To the extent that the fee amounts payable by NYLIM Service Company or an affiliate for such sub-transfer agency and other administrative services exceed the corresponding transfer agent fees that the New York Life Investments Group of Funds pays to NYLIM Service Company, then NYLIM Service Company or an affiliate will pay the difference from its own resources. In connection with these arrangements, NYLIM Service Company may retain a portion of the fees for the sub-transfer agency oversight, support and administrative services it provides.

For Class R6 shares, no compensation, administrative payments, sub-transfer agency payments or service payments are paid to financial intermediary firms from New York Life Investments Fund assets or the Distributor’s or an affiliate’s resources. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not provide for the payment of sales charges, Rule 12b-1 fees, or other compensation to financial intermediaries for their efforts in assisting in the sale of, or in selling the New York Life Investments Fund’s shares.

Although financial firms that sell New York Life Investments Fund shares may execute brokerage transactions for a New York Life Investments Fund’s portfolio, the New York Life Investments Group of Funds, New York Life Investment Management and the Subadvisors do not consider the sale of New York Life Investments Fund shares as a factor when choosing financial firms to effect portfolio transactions for the New York Life Investments Group of Funds.

The types and amounts of payments described above can be significant to the financial intermediary. Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives and be subject to conflicts of interest for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of New York Life Investments Fund shares. Payments made from the Distributor’s or an affiliate’s own resources are not reflected in tables in the “Fees and Expenses of the Fund” sections of the New York Life Investments Group of Funds’ Prospectuses because the payments are not made by the New York Life Investments Group of Funds.

For more information regarding the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING NEW YORK LIFE INVESTMENTS FUND SHARES
HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A or Class C Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment to your financial adviser or directly to New York Life Investments Group of

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Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same New York Life Investments Fund provided Investor Class shares are available through your intermediary if you are not purchasing shares directly from the New York Life Investments Group of Funds. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the same New York Life Investments Fund.

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that a letter must be signed by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class A2 Shares

Class A2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan, Keogh or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares of the New York Life Investments Group of Funds.

If you are investing through a financial intermediary firm, the financial intermediary firm will assist you with opening an account.

Class C2 Shares

Class C2 shares are available only through certain financial intermediary firms. The financial intermediary firm will assist you with opening an account.

Class P Shares

Return your completed New York Life Investments Group of Funds application in good order with a check payable to the New York Life Investments Group of Funds for the amount of your investment directly to New York Life Investments Group of Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000. Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application.

All Classes

You buy shares at NAV (plus, for Investor Class, Class A, Class A2 and Class Z shares, any applicable front-end sales charge). NAV is generally calculated by each New York Life Investments Fund as of the Fund’s close (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. The New York Life Investments Group of Funds does not usually calculate its NAVs on days when the Exchange is scheduled to be closed. When you buy shares, you must pay the NAV next calculated after we receive your purchase request in good order. Alternatively, the New York Life Investments Group of Funds has arrangements with certain financial intermediary firms whereby purchase requests through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at a New York Life Investments Fund's NAV next computed after receipt in good order of the purchase request by these entities. Such financial intermediary firms are responsible for timely and accurately transmitting the purchase request to the New York Life Investments Group of Funds.

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, each New York Life Investments Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as New York Life Investment Management believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, each New York Life Investments Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until, and calculate a Fund’s NAV as of, such earlier closing time.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's

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name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the New York Life Investments Group of Funds, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

• Name;

• Date of birth (for individuals);

• Residential or business street address (although post office boxes are still permitted for mailing); and

• Social security number or taxpayer identification number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Certain information regarding beneficial ownership will be verified, including information about the identity of beneficial owners of such entities.

Federal law prohibits the New York Life Investments Group of Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the New York Life Investments Group of Funds may restrict your ability to purchase additional shares until your identity is verified, and, for legal entities, the identities of beneficial owners are verified. The New York Life Investments Group of Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, and the New York Life Investments Group of Funds, New York Life Investment Management and its affiliates and the Board will not be responsible for any loss in your account or tax liability resulting therefrom.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares, you generally may also elect on a voluntary basis to convert, for example:

• Investor Class shares into Class A shares, or Investor Class shares that are no longer subject to a CDSC into Class I shares, of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.

• Class A shares that are no longer subject to a CDSC into Class I shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class I shares.

• Class C or Class C2 shares that are no longer subject to a CDSC into Class A, Class I or Class Z shares of the same New York Life Investments Fund to facilitate participation in a fee-based advisory program, subject to satisfying the eligibility requirements of Class A, Class I or Class Z shares.

Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A, Class C or Class C2 shares that are no longer subject to a CDSC, or Class I, Class R1, Class R2 or Class R3 shares, into Class R6 shares of the same New York Life Investments Fund, subject to satisfying the eligibility requirements of Class R6 shares.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class C, Class C2 and SIMPLE Class shares. An investor may directly or through his or her financial intermediary contact the New York Life Investments Group of Funds to request a voluntary conversion between share classes of the same New York Life Investments Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Conversion of any shares of any other class of shares into Class Z shares is not permitted unless the shareholder already owns Class Z shares. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the New York Life Investments Group of Funds expects that a conversion (or intra-New York Life Investments Fund exchange) between share classes of the same New York Life Investments Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a New York Life Investments Fund. The New York Life Investments Group of Funds may change, suspend or terminate this conversion feature at any time.

Class C or Class C2 shares held through a financial intermediary in an omnibus account will be converted into Class A shares or Investor Class shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, for example, when shares are invested through retirement plans or omnibus accounts, a financial intermediary may not have transparency into how long a shareholder has held Class C or Class C2 shares for purposes of determining whether such Class C or Class C2 shares are eligible for automatic conversion into Class A shares or Investor Class shares. Thus, the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. In these circumstances, a Fund may not be able to automatically convert Class C or Class C2 shares into Class A shares or Investor Class shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or its financial intermediary to notify

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the Fund that the shareholder is eligible for the conversion of Class C or Class C2 shares to Class A shares or Investor Class shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C or Class C2 shares. For clients of financial intermediaries, it is the financial intermediary’s responsibility (and not the Funds’) to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Following a share class conversion (or other similar shareholder transaction event, such as an intra-New York Life Investments Fund exchange), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held. You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

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Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-624-6782 to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

• ABA #011-0000-28

• New York Life Investments Group of Funds (DDA #99029415)

• Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed New York Life Investments Group of Funds Application with a check for the amount of your investment to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum initial investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s); and

• New York Life Investments Fund name and share class.

Alternatively, you may choose to have your initial deposit processed via ACH from your bank account. You can do this by selecting the initial deposit via ACH option and submitting bank information on your application. Please take note of the applicable minimum investment amounts for your Fund and share class.

• The maximum ACH purchase amount is $100,000.

• If the bank information section of your application is not completed correctly or in its entirety, we will be unable to process your initial deposit.

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Shareholder Guide

Buying additional shares of the New York Life Investments Group of Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • New York Life Investments Group of Funds (DDA #99029415) • Attn: Custody and Shareholder Services

Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

The wire must include:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Make your check payable to New York Life Investments Group of Funds. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

Be sure to write on your check:

• name(s) of investor(s);

• your account number; and

• New York Life Investments Fund name and share class.

By internet:	Visit us at nylim.com/accounts

Eligible investors can purchase shares via ACH by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your New York Life Investments Fund and share class.

• The maximum ACH purchase amount is $100,000.

• We must have your bank information on file.

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Shareholder Guide

Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:

To receive proceeds by check: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available.

• Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner's address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

• The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

• We must have your bank account information on file.

• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

• Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-624-6782 between 8:30 am and 5:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer identification number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

• Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

• We must have your bank account information on file.

• After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

• The New York Life Investments Group of Funds does not charge fees for ACH transfers.

• The maximum ACH transfer amount is $100,000.

By mail:

Address your order to:

New York Life Investments Group of Funds

P.O. Box 219003

Kansas City, MO 64121-9000

Send overnight orders to:

New York Life Investments Group of Funds

430 West 7th Street, Suite 219003

Kansas City, MO 64105-1407

Write a letter of instruction that includes:

• your name(s) and signature(s);

• your account number;

• New York Life Investments Fund name and share class; and

• dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A or Class A2 shares ($25 fee for Investor Class, Class C, Class C2 or SIMPLE Class shares) for checks mailed to you via overnight service.

By internet:	Visit us at nylim.com/accounts

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Shareholder Guide

GENERAL POLICIES

The following are our general policies regarding the purchase and sale of New York Life Investments Fund shares. The New York Life Investments Group of Funds reserves the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you or contact your financial intermediary for more information.

Buying Shares

• All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.

• Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.

• The New York Life Investments Group of Funds may not allow investments in accounts that do not have a correct address for the investor.

• If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees a New York Life Investments Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, a New York Life Investments Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

• If you wish to defer or stop an ACH purchase, please contact the New York Life Investments Group of Funds at least 3 days prior to the scheduled purchase.

• A New York Life Investments Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.

• The New York Life Investments Group of Funds does not issue share certificates at this time.

• To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time. Your bank may charge a fee for the wire transfer.

• To buy shares electronically via ACH, generally call before 4:00 pm Eastern time to buy shares at the current day's NAV.

Selling Shares

• Your shares will be sold at the next NAV calculated after we receive your request in good order. Generally, we will make the payment, less any applicable CDSC, on the next business day for all forms of payment after receiving your request in good order. However, it may take up to seven days to do so.

• If you redeem shares that were purchased by check or ACH shortly before such redemption, New York Life Investments Group of Funds will process your redemption but may delay sending the proceeds up to 10 days to reasonably ensure that the check or ACH payment has cleared.

• When you sell Class C or Class C2 shares, or Investor Class, Class A or Class A2 shares, when applicable, New York Life Investments Group of Funds will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

• The right to redeem shares of a Fund may be suspended and the payment of redemption proceeds may be postponed for any period beyond seven days:

— during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;

— when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;

— as the SEC may by order permit for the protection of the shareholders of New York Life Investments Group of Funds; or

— at any other time as the SEC, laws or regulations may allow.

• In addition, in the case of the NYLI Money Market Fund, the Board may impose a fee upon the sale of shares. The Board also may suspend redemptions and irrevocably approve the liquidation of the NYLI Money Market Fund as permitted by applicable law.

• Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the New York Life Investments Group of Funds takes reasonable measures to verify the order.

• Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

• We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.

• We may require a written order to sell shares and a Medallion Signature Guarantee if:

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Shareholder Guide

— the proceeds from the sale are to be wired and we do not have on file required bank information to wire funds;

— the proceeds from the sale are being sent via wire or ACH to bank information that was added or changed within the past 30 days;

— the proceeds from the sale will exceed $100,000 to the address of record;

— the proceeds of the sale are to be sent to an address other than the address of record;

— the account was designated as a lost shareholder account within 30 days of the redemption request; or

— the proceeds are to be payable to someone other than the registered account holder(s).

• In the interests of all shareholders, we reserve the right to:

— temporarily hold redemption proceeds of natural persons (i) age 65 or older or (ii) age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests from actual or attempted financial exploitation; however, the Transfer Agent is not required to hold redemption proceeds in these circumstances and does not assume any obligation to do so;

— change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

— change or discontinue the systematic withdrawal plan upon notice to shareholders;

— close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or

— change the minimum investment amounts.

• There is no fee for wire redemptions of Class I or Class P shares.

• Calls received before 4:00 pm Eastern time will generally receive the current day's NAV.

• Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Each New York Life Investments Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods), unless it believes circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each New York Life Investments Fund may distribute redemption proceeds in-kind (rather than in cash), access its line of credit or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives) to meet redemption requests. See “Redemptions-In-Kind” below and the SAI for more details regarding redemptions-in-kind.

NYLI Money Market Fund

The NYLI Money Market Fund (the “Fund”) intends to qualify as a “retail money market fund” pursuant to Rule 2a-7 under the 1940 Act or the rules governing money market funds. As a “retail money market fund,” the Fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons. In order to be eligible to invest in the Fund, you may be required to furnish the Fund or your financial intermediary with certain information (e.g., social security number or government-issued identification, such as a driver’s license or passport) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons (for example, accounts not associated with a social security number), such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in the Fund and the Fund will deny purchases of Fund shares by such accounts.

Natural persons may invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment power held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Financial intermediaries are required to take steps to remove any shareholders on behalf of whom they hold shares in the Fund that are not eligible to invest in, or are no longer eligible to invest in, the Fund. Further, financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by the Fund or a service provider to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders.

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Shareholder Guide

The Fund may involuntarily redeem investors that do not satisfy the eligibility requirements for a “retail money market fund” or accounts that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons. Neither the Fund, the Manager nor the Subadvisor will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Additional Information

Wiring money to the New York Life Investments Group of Funds reduces the time a shareholder must wait before redeeming shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmation statements that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the New York Life Investments Group of Funds or your financial adviser immediately. If you or your financial adviser fails to notify the New York Life Investments Group of Funds within one year of the transaction, you may be required to bear the costs of any correction.

The policies and fees described in this Prospectus govern transactions with the New York Life Investments Group of Funds. If you invest through a third party—bank, broker/dealer, 401(k), financial intermediary firm or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the return to investors who purchase through financial intermediaries may be less than the return earned by investors who invest in a New York Life Investments Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time, any of the New York Life Investments Group of Funds may close and reopen to new investors or new share purchases at their discretion. Due to the nature of their portfolio investments, certain New York Life Investments Group of Funds may be more likely to close and reopen than others. If a New York Life Investments Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the New York Life Investments Fund, your account will be closed and you will not be able to make any additional investments in that New York Life Investments Fund. If a New York Life Investments Fund is closed to new investors, you may not exchange shares of other New York Life Investments Group of Funds for shares of that New York Life Investments Fund unless you are already a shareholder of such New York Life Investments Fund.

It is important that the New York Life Investments Group of Funds maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the New York Life Investments Group of Funds. It is the responsibility of an investor to ensure that the New York Life Investments Group of Funds is aware of the correct address for the investor’s account(s). It is important to promptly notify us of any name or address changes.

Mutual fund accounts can be considered abandoned property.

States increasingly are looking at inactive mutual fund accounts and uncashed checks as possible abandoned or unclaimed property. Under certain circumstances, the New York Life Investments Group of Funds may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Escheatment with respect to a retirement account is subject to a 10% federal withholding on the account. The New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a New York Life Investments Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the New York Life Investments Group of Funds for an “inactivity period” as specified in applicable state laws. If a New York Life Investments Fund is unable to establish contact with an investor, the New York Life Investments Fund will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

We strongly encourage you to contact us at least annually to review your account information. Below are ways in which you can assist us in safeguarding your New York Life Investments Fund investments.

• Log in to your account by entering your user ID and Personal ID (PIN) at nylim.com/accounts to view your account information. Please note, simply visiting our public website may not be considered establishing contact with us under state escheatment laws.

• Call our 24-hour automated service line at 800-624-6782 and select option 1 for an account balance using your PIN.

• Call one of our customer service representatives at 800-624-6782 Monday through Friday from 8:30 am to 5:00 pm Eastern time. Certain state escheatment laws do not consider contact by phone to be customer-initiated activity and such activity may be achieved only by contacting New York Life Investments Group of Funds in writing or through the New York Life Investments Group of Funds’ website.

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• Take action on letters received in the mail from New York Life Investment Management concerning account inactivity, outstanding checks and/or escheatment or abandoned property and follow the directions in these letters. To avoid escheatment, we advise that you promptly respond to any such letters.

• If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding New York Life Investments Fund shares by completing and submitting a designation form that can be found on the website of the Texas Comptroller. The completed designation form may be mailed to the New York Life Investments Group of Funds. For more information, please call 800-624-6782.

The Prospectus and SAI, related regulatory filings, and any other New York Life Investments Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders. The New York Life Investments Group of Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with New York Life Investment Management, a Subadvisor or other parties who provide services to the Funds.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each New York Life Investments Fund and the Transfer Agent from fraud, Medallion Signature Guarantees may be required to enable us to verify the identity or capacity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees may be also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of most, but not all, of the New York Life Investments Group of Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use New York Life Investments Group of Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts ("CESAs") (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

Not all New York Life Investments Group of Funds are available for all types of retirement plans or through all distribution channels. Please contact the New York Life Investments Group of Funds at 800-624-6782 and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of a New York Life Investments Fund by transferring securities to a New York Life Investments Fund in exchange for New York Life Investments Fund shares ("in-kind purchase"). In-kind purchases may be made only upon the New York Life Investments Group of Funds' approval and determination that the securities are acceptable investments for the New York Life Investments Fund and are purchased consistent with that New York Life Investments Fund's procedures relating to in-kind purchases. The New York Life Investments Group of Funds reserves the right to amend or terminate this practice at any time. You must call the New York Life Investments Group of Funds at 800-624-6782 before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The New York Life Investments Group of Funds reserves the right to pay redemptions, either totally or partially, by redemption-in-kind of securities (instead of cash) from the applicable New York Life Investments Fund’s portfolio, consistent with the New York Life Investments Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. Each Fund may distribute redemption proceeds in-kind under normal and stressed market conditions as well as during emergency or temporary circumstances. In addition, a Fund may distribute redemption proceeds in-kind to any type of shareholder or account, including retail and omnibus accounts. The New York Life Investments Group of Funds may also redeem shares in-kind upon the request of a shareholder. The securities distributed in such a redemption would be effected through a distribution of the New York Life Investments Fund’s portfolio securities (generally pro rata) and valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. Such securities may be illiquid, which means that they may be difficult or impossible to sell at an advantageous time or price. If a shareholder receives a redemption-in-kind, he or she should expect that the in-kind distribution would be subject to market and other risks, such as liquidity risk, before sale, and to incur transaction costs, including brokerage costs, when he

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or she converts the securities to cash. Gains or losses on the disposition of securities may also be tax reportable. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares of the same or another New York Life Investments Fund without paying another sales charge (so long as (i) those shares have not been reinvested once already; (ii) your account is not subject to a 30-day block as described in "Excessive Purchases and Redemptions or Exchanges;" and (iii) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment will not relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
Convenient, yes...but not risk-free. Telephone and internet redemption privileges are convenient, but with them you give up some security. When you sign the application to buy shares, you agree that the New York Life Investments Group of Funds, the Board, and NYLIM Service Company and its affiliates will not be liable for following phone instructions that NYLIM Service Company or its affiliates reasonably believe are genuine. When using the New York Life Investment Management Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at New York Life Investments Group of Funds:
• all phone calls with service representatives are recorded; and
• written confirmation of every transaction is sent to your address of record.
We reserve the right to suspend the New York Life Investment Management Audio Response System and website at any time or if the systems become inoperable due to technical problems.

NYLI Money Market Fund Check Writing

You can sell shares of the NYLI Money Market Fund by writing checks for an amount that meets or exceeds the pre-set minimum stated on your check. You need to complete special forms to set up check writing privileges. You cannot close your account by writing a check. This option is not available for IRAs, CESAs, 403(b)(7)s or qualified retirement plans.

Information on Liquidity Fees for the NYLI Money Market Fund

Pursuant to Rule 2a-7 under the 1940 Act, the Board is permitted to impose a liquidity fee on redemptions from the NYLI Money Market Fund (the “Fund”) of up to 2%.

The Board (or its delegate), based on its determination that the liquidity fee is in the best interests of the Fund, may, as early as the same day, impose a liquidity fee of no more than 2% on redemptions from the Fund.

The Board may, in its discretion, terminate a liquidity fee at any time, if it believes such action to be in the best interests of the Fund and its shareholders. When a fee is in place, the Fund may determine to halt purchases and exchanges or to subject any purchases to certain conditions, including, for example, a written affirmation of the purchaser’s knowledge that a fee is in effect. During periods when the Fund is imposing a liquidity fee, shareholders may exchange out of the Fund but will be subject to the applicable liquidity fee, which will reduce the value of the shares exchanged.

Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. The imposition and termination of a liquidity fee will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. Liquidity fees would reduce the amount you receive upon redemption of your shares. The Fund would retain the liquidity fees for the benefit of remaining shareholders.

The Board may, in its discretion, permanently suspend redemptions and liquidate the Fund, if, among other things, at the end of a business day the Fund has less than 10% of its total assets invested in weekly liquid assets.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at nylim.com/accounts, by contacting your financial adviser for instructions, or by calling us toll-free at 800-624-6782 for a form.

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Systematic Investing—Individual Shareholders Only

New York Life Investment Management offers four automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

• make regularly scheduled investments; and/or

• purchase shares whenever you choose.

2. Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one New York Life Investments Fund into the same New York Life Investments Fund or the same class of any other New York Life Investments Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3. Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4. Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C or Class C2 shares at the time of the initial request. You may systematically exchange a share or dollar amount from one New York Life Investments Fund into any other New York Life Investments Fund in the same share class. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see "Exchanging Shares Among New York Life Investments Group of Funds" for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class C and Class C2 shares at the time of the initial request. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

The New York Life Investments Group of Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among New York Life Investments Group of Funds

Exchanges will be based upon each New York Life Investments Fund's NAV next determined following receipt of a properly executed exchange request.

Generally, you exchange shares when you sell all or a portion of shares in one New York Life Investments Fund and use the proceeds to purchase shares of the same class of another New York Life Investments Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. Please note that certain New York Life Investments Group of Funds have higher investment minimums. An exchange of shares of one New York Life Investments Fund for shares of another New York Life Investments Fund will be treated as a sale of shares of the first New York Life Investments Fund and as a purchase of shares of the second New York Life Investments Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one New York Life Investments Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one New York Life Investments Fund to the same class of another New York Life Investments Fund. When you redeem exchanged shares without a corresponding purchase of another New York Life Investments Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class C or Class C2 shares and then separately buy Investor Class, Class A or Class A2 shares, you may have to pay a deferred sales charge on the Class C or Class C2 shares, as well as pay an initial sales charge on the purchase of Investor Class, Class A or Class A2 shares.

In addition, if you exchange Class C or Class C2 shares of a New York Life Investments Fund into Class C shares of the NYLI Money Market Fund or if you exchange Investor Class shares or Class A shares of a New York Life Investments Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the NYLI Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class C or Class C2 shares, as applicable, of another non-money market New York Life Investments Fund. The holding period for purposes of determining conversion of Class C or Class C2 shares into Investor Class or Class A shares also stops until you exchange back into Class C or Class C2 shares of another non-money market New York Life Investments Fund. Shareholders who hold Class C shares of a New York Life Investments Fund may exchange those shares into Class C2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. Likewise, shareholders who hold Class A shares of a New York Life Investments Fund may exchange those shares into Class A2 shares of another New York Life Investments Fund, or vice versa, depending on eligibility at the time of the exchange. The CDSC holding period applicable

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to any Class C or Class A shares will continue in the same manner when exchanged into Class A2 or Class C2 shares, or vice versa, subject to stoppage during any period such shares are exchanged into either Class C or Class A shares of the NYLI Money Market Fund, as described above.

You also may exchange shares of a New York Life Investments Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investment Management or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

NYLI Balanced Fund

NYLI Candriam Emerging Markets Debt Fund

NYLI Candriam Emerging Markets Equity Fund

NYLI CBRE Global Infrastructure Fund

NYLI CBRE Real Estate Fund

NYLI Conservative Allocation Fund

NYLI Conservative ETF Allocation Fund

NYLI Cushing MLP Premier Fund

NYLI Epoch Capital Growth Fund

NYLI Epoch Global Equity Yield Fund

NYLI Epoch International Choice Fund

NYLI Epoch U.S. Equity Yield Fund

NYLI Equity Allocation Fund

NYLI Equity ETF Allocation Fund

NYLI Fiera SMID Growth Fund

NYLI Floating Rate Fund

NYLI Growth Allocation Fund

NYLI Growth ETF Allocation Fund

NYLI Income Builder Fund

NYLI MacKay Arizona Muni Fund*

NYLI MacKay California Muni Fund**

NYLI MacKay Colorado Muni Fund***

NYLI MacKay Convertible Fund

NYLI MacKay High Yield Corporate Bond Fund

NYLI MacKay High Yield Muni Bond Fund

NYLI MacKay New York Muni Fund****

NYLI MacKay Oregon Muni Fund*****

NYLI MacKay Short Duration High Income Fund

NYLI MacKay Short Term Muni Fund

NYLI MacKay Strategic Bond Fund

NYLI MacKay Strategic Muni Allocation Fund

NYLI MacKay Tax Free Bond Fund

NYLI MacKay Total Return Bond Fund

NYLI MacKay U.S. Infrastructure Bond Fund

NYLI MacKay Utah Muni Fund******

NYLI Moderate Allocation Fund

NYLI Moderate ETF Allocation Fund

NYLI Money Market Fund

NYLI Short Term Bond Fund

NYLI S&P 500 Index Fund

NYLI PineStone Global Equity Fund

NYLI PineStone International Equity Fund

NYLI PineStone U.S. Equity Fund

NYLI Winslow Large Cap Growth Fund

NYLI WMC Enduring Capital Fund

NYLI WMC Growth Fund

NYLI WMC International Research Equity Fund

NYLI WMC Small Companies Fund

NYLI WMC Value Fund

* The Fund is registered for sale in AZ, CA, CO, GA, GU, HI, IA (Class A and Z shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), MI (Class A, Z and C shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and I shares only), NJ, NM (Class A, Z and I shares only), NV, NY OH, OR, PA, RI, SC, TX, UT, VA, WA (Class A, Z and I shares only), WI (Class A and Z shares only) and WY.

**  The Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA, and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I only).

*** The Fund is registered for sale in AK, AZ, CA, CO, GA, GU, IA, IL, IN, KS, KY, LA, MD (Class A, Z and I shares only), MI (Class A, Z and I shares only), MN, MO, MT (Class A and Z shares only), NC, NE (Class A and Z shares only), NJ, NM (Class A and Z shares only), NY, OH, OR, PA, RI, TX (Class A, Z and I shares only), UT, VA, WA (Class A and Z shares only), WI (Class A, Z and I shares only) and WY

**** The Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

***** The Fund is registered for sale in AK, AL, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A and I shares only), NC, NE (Class A, C and I shares only), NH (Class A and I shares only), NJ, NM, NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD (Class A and I shares only), TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

****** The Fund is registered for sale in AK, AL, AR, AZ, CA, CO, CT, GA, GU, HI, IA (Class A and I shares only), ID, IL, IN, KS, KY, LA, MD (Class A and I shares only), ME (Class A and I shares only), MI (Class A, Z and I shares only), MN, MO, MS (Class A and I shares only), MT (Class A, Z and I shares only), NC, NE (Class A and I shares only), NH (Class A, Z and I shares only), NJ, NM (Class A and I shares only), NV, NY, OH, OR, PA, PR (Class A and I shares only), RI, SC, SD, TX, UT, VA, VI, VT (Class A and I shares only), WA, WI (Class A, Z and I shares only), and WY.

You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new investors unless you are already a shareholder of that New York Life Investments Fund or are otherwise eligible for purchase. You may not exchange shares of one New York Life Investments Fund for shares of another New York Life Investments Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the New York Life Investments Fund you wish to purchase by exchange. You can obtain a prospectus for any New York Life Investments Fund by contacting your broker, financial adviser or other financial intermediary, by visiting dfinview.com/NYLIM or by calling the New York Life Investments Group of Funds at 800-624-6782. Following an exchange, the ongoing fees and expenses of the new New York Life Investments Fund will differ from and may be higher or lower than

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those of the New York Life Investments Fund that you previously held. The Prospectus relating to the new New York Life Investments Fund includes information regarding the fees, expenses and other characteristics of the new New York Life Investments Fund.

The exchange privilege is not intended as a vehicle for short-term trading, nor are the New York Life Investments Group of Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see "Excessive Purchases and Redemptions or Exchanges").

The New York Life Investments Group of Funds reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge when exchanging shares.

Daily Dividend New York Life Investments Fund Exchanges

If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in another New York Life Investments Fund, any dividends that have been declared but not yet distributed will be credited to the new New York Life Investments Fund account. If you exchange all your shares in the NYLI Floating Rate Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund or NYLI Money Market Fund for shares of the same class in more than one New York Life Investments Fund, undistributed dividends will be credited to the last New York Life Investments Fund account that you exchange to.

We try to make investing easy by offering a variety of programs to buy, sell and exchange New York Life Investments Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The New York Life Investments Group of Funds are not intended to be used as a vehicle for frequent, excessive or short-term trading (such as market timing). The interests of a New York Life Investments Fund’s shareholders and the New York Life Investments Group of Funds’ ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges (if applicable) of the New York Life Investments Fund shares over the short term. The risks posed by excessive trading include the disruption of efficient implementation of a New York Life Investments Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of portfolio investments, requiring a New York Life Investments Fund to maintain higher levels of cash to meet redemption requests, experiencing increased transaction costs, all of which may adversely affect a New York Life Investments Fund's performance to the detriment of long-term shareholders. These risks are more pronounced in New York Life Investments Group of Funds that invest in thinly-traded or foreign securities. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of New York Life Investments Fund shares in order to protect long-term New York Life Investments Fund shareholders. These policies are discussed more fully below. Although New York Life Investments Group of Funds’ policies and procedures are designed to discourage frequent, excessive or short-term trading, there is no assurance that the New York Life Investments Group of Funds will be able to effectively detect such activity or participants engaged in such activity, or, if it is detected, to prevent its recurrence, particularly with respect to omnibus accounts as the New York Life Investments Group of Funds must rely on the cooperation of and/or information provided by third-parties, such as financial intermediaries or retirement plans. A New York Life Investments Fund may change its policies or procedures at any time without prior notice to shareholders.

The New York Life Investments Group of Funds reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor’s financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the New York Life Investments Group of Funds. If an order is cancelled due to a violation of this policy, and such cancellation causes a monetary loss to a New York Life Investments Fund, such loss may become the responsibility of the party that placed the transaction or the account owner. In addition, the New York Life Investments Group of Funds reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of New York Life Investments Fund shares that could adversely affect a New York Life Investments Fund or its operations, including those from any individual or group who, in the New York Life Investments Group of Funds’ judgment, is likely to harm New York Life Investments Group of Funds shareholders.

The New York Life Investments Group of Funds, through New York Life Investment Management, the Transfer Agent and the Distributor, maintain surveillance procedures to detect frequent, excessive or short-term trading in New York Life Investments Group of Funds shares. As part of this surveillance process, the New York Life Investments Group of Funds examines transactions in New York Life

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Investments Group of Funds shares that exceed certain monetary thresholds or numerical limits within a specified period of time, including reviewing “round trips” in the New York Life Investments Group of Funds by investors. Round trips include purchases or exchanges into a New York Life Investments Fund followed or preceded by a redemption or exchange out of the same New York Life Investments Fund that is substantially similar in dollar terms. The New York Life Investments Group of Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a New York Life Investments Fund may place a 30-day “block” on any account if, during any 30-day period, there is a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for at least an additional 30-day period in that New York Life Investments Fund. The New York Life Investments Group of Funds may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of frequent, excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the New York Life Investments Group of Funds will rely on a financial intermediary to apply the intermediary’s market timing procedures to an omnibus account. In certain cases, these procedures may be more or less restrictive than the New York Life Investments Group of Funds’ procedures.

In addition to these measures and other deterrents, the New York Life Investments Group of Funds may from time to time impose a redemption fee on redemptions or exchanges of New York Life Investments Fund shares made within a certain period of time in order to deter frequent, excessive or short-term trading and to offset certain costs associated with such trading.

The New York Life Investments Group of Funds will seek to apply its frequent trading policies and procedures as uniformly as practicable to accounts with the New York Life Investments Group of Funds, with the following exceptions:

• Short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the New York Life Investments Fund’s long-term shareholders;

• Purchases, reinvestments, redemptions and exchanges made on a systematic or automatic basis, such as dollar-cost averaging, dividend diversification and systematic withdrawals;

• Certain purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program;

• Any transactions not initiated by a shareholder or registered representative, such as redemptions of shares to pay fund or account fees;

• Permitted conversions of shares from one share class to another share class within the same New York Life Investments Fund;

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

• Transactions in qualified tuition programs operating under Section 529 of the Internal Revenue Code; and

• Transactions by fund of fund products where New York Life Investment Management or an affiliate is the program manager.

In addition, on a case-by-case basis, requests for one-time exceptions to the New York Life Investments Group of Funds’ frequent trading policies and procedures may be granted by the New York Life Investments Group of Funds’ Chief Compliance Officer based on the facts and circumstances of the request.

The NYLI Money Market Fund and the NYLI U.S. Government Liquidity Fund are intended for short-term investment horizons and do not monitor for nor prohibit short-term trading activity. Although these New York Life Investments Group of Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Apart from trading permitted or exceptions enumerated above in accordance with the New York Life Investments Group of Funds’ policies and procedures, no New York Life Investments Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of New York Life Investments Fund shares.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the New York Life Investments Group of Funds' Share Prices and the Valuation of Securities and Other Assets

Each New York Life Investments Fund generally calculates its NAV at the Fund’s close (usually 4:00 pm Eastern time) every day the Exchange is open. The New York Life Investments Group of Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a New York Life Investments Fund's investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of the NYLI Money Market Fund and other New York Life Investments Group of Funds that hold debt securities with a remaining maturity of 60 days or less). If current market values of a New York Life Investments Fund’s investments are not available or, in the judgment of New York Life Investment Management, do not accurately reflect the fair value of a security, the fair value of the investment will be determined in good faith in accordance with procedures approved by the Board. Changes in the value of a New York

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Life Investments Fund's portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investment Management, in consultation with the Subadvisor(s) (if applicable), determines that a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures approved by the Board. A New York Life Investments Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the New York Life Investments Fund does not price its shares. Consequently, the value of portfolio securities of a New York Life Investments Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a New York Life Investments Fund's assets invested in one or more Underlying Funds, the New York Life Investments Fund's NAV is calculated based upon the NAVs of those Underlying Funds, except for exchange-traded Underlying Funds, which are generally valued based on market prices.

The Board has adopted joint valuation procedures of the New York Life Investments Group of Funds and New York Life Investment Management establishing methodologies for the valuation of the New York Life Investments Group of Funds’ portfolio securities and other assets. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management as the valuation designee to perform fair valuation determinations for each New York Life Investments Fund with respect to all Fund investments and/or other assets for which market quotations are not readily available. New York Life Investment Management, in its role as valuation designee, utilizes the assistance of a Valuation Committee to support its obligations in determining fair value of the New York Life Investments Group of Funds’ securities and/or other assets. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets and the specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the New York Life Investments Fund calculates its NAV or based on other considerations. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The New York Life Investments Group of Funds expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The New York Life Investments Group of Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain New York Life Investments Group of Funds, notably the New York Life Investments International/Global Equity Funds, have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available. For Underlying Funds in which the New York Life Investments Group of Funds may invest, additional information about the circumstances when those Underlying Funds may use fair value pricing may be found in each Underlying Fund’s respective prospectus.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information about the valuations of the New York Life Investments Group of Funds’ securities and other assets and on how NAV is calculated.

Portfolio Holdings Information

A description of the New York Life Investments Group of Funds' policies and procedures with respect to the disclosure of each of the New York Life Investments Group of Funds' portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the New York Life Investments Group of Funds' portfolio holdings will be made public at nylim.com 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-624-6782.

The NYLI Money Market Fund will post on the New York Life Investments Group of Funds' website its complete schedule of portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end. NYLI Money Market Fund's postings will remain on the New York Life Investments Group of Funds' website for a period of at least six months after posting. Also, in the case of the NYLI Money Market Fund, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made immediately available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the New York Life Investments Group of Funds’ website.

The portfolio holdings for NYLI Cushing MLP Premier Fund will be made public 60 days after quarter end.

The portfolio holdings for NYLI MacKay High Yield Corporate Bond Fund, NYLI Short Duration High Income Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund will be made public 30 days after quarter end.

The portfolio holdings for NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund and NYLI Epoch U.S. Equity Yield Fund will be made public 15 days after month end.

The portfolio holdings for NYLI MacKay U.S. Infrastructure Bond Fund and NYLI Tax-Exempt Funds will be made public 60 days after month end.

All portfolio holdings will be posted on the appropriate New York Life Investments Fund’s website and remain accessible until an updated Form N-CSR is filed or a Form N-PORT is filed.

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New York Life Investment Management (or its affiliates) offers a variety of collective investment funds including mutual funds and ETFs, in some cases in the same investment strategy, which may have different portfolio holdings disclosure schedules or frequency.

OPERATION AS A MANAGER OF MANAGERS

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the New York Life Investments Group of Funds. The Manager and the New York Life Investments Group of Funds, including the New York Life Investments Group of Funds that are covered by this Prospectus, have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a New York Life Investments Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of New York Life Investment Management, or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (“Wholly-Owned Subadvisors”). The Order supersedes a prior SEC exemptive order, which applied only to hiring, or modifying existing or future subadvisory agreements with unaffiliated subadvisors. In addition, pursuant to a no-action position issued by the staff of the SEC, Funds covered by this Prospectus may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise an “affiliated person” (as defined in the 1940 Act) of New York Life Investment Management (“Affiliated Subadvisors”) provided that certain conditions are met (“Interpretive Relief”). This authority is subject to certain conditions, including that each New York Life Investments Fund will notify shareholders and provide them with certain information within 90 days of hiring a new subadvisor.

Certain New York Life Investments Group of Funds, including those listed in the table below, have approved operating under a manager-of-managers structure with respect to any affiliated or unaffiliated subadvisor, and may rely on the Order and Interpretive Relief as they relate to Wholly-Owned Subadvisors, Affiliated Subadvisors and unaffiliated subadvisors, while other New York Life Investments Group of Funds may rely on the Order only as it relates to unaffiliated subadvisors. Certain other New York Life Investments Group of Funds may not rely on any aspect of the Order without obtaining shareholder approval.

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	x
NYLI Income Builder Fund		x
NYLI MacKay Convertible Fund		x
NYLI MacKay High Yield Corporate Bond Fund		x
NYLI MacKay Strategic Bond Fund		x
NYLI MacKay Tax Free Bond Fund		x
NYLI MacKay U.S. Infrastructure Bond Fund		x
NYLI Money Market Fund		x
NYLI Winslow Large Cap Growth Fund		x
NYLI WMC Enduring Capital Fund		x
NYLI WMC Value Fund		x

Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund		x
NYLI Candriam Emerging Markets Equity Fund	x
NYLI CBRE Global Infrastructure Fund	x
NYLI CBRE Real Estate Fund	x
NYLI Conservative Allocation Fund			x
NYLI Conservative ETF Allocation Fund	x
NYLI Cushing MLP Premier Fund		x

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Fund	May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors	May Rely on Order Only for Unaffiliated Subadvisors*	Currently May Not Rely on Order**
NYLI Epoch Capital Growth Fund	x
NYLI Epoch Global Equity Yield Fund		x
NYLI Epoch International Choice Fund		x
NYLI Epoch U.S. Equity Yield Fund		x
NYLI Equity Allocation Fund			x
NYLI Equity ETF Allocation Fund	x
NYLI Fiera SMID Growth Fund	x
NYLI Floating Rate Fund			x
NYLI Growth Allocation Fund			x
NYLI Growth ETF Allocation Fund	x
NYLI MacKay Arizona Muni Fund	x
NYLI MacKay California Muni Fund		x
NYLI MacKay Colorado Muni Fund	x
NYLI MacKay High Yield Muni Bond Fund		x
NYLI MacKay New York Muni Fund		x
NYLI MacKay Oregon Muni Fund	x
NYLI MacKay Short Duration High Income Fund		x
NYLI MacKay Short Term Muni Fund			x
NYLI MacKay Strategic Muni Allocation Fund	x
NYLI MacKay Total Return Bond Fund			x
NYLI MacKay Utah Muni Fund	x
NYLI Moderate Allocation Fund			x
NYLI Moderate ETF Allocation Fund	x
NYLI Short Term Bond Fund			x
NYLI S&P 500 Index Fund			x
NYLI PineStone Global Equity Fund	x
NYLI PineStone International Equity Fund	x
NYLI PineStone U.S. Equity Fund	x
NYLI WMC Growth Fund	x
NYLI WMC International Research Equity Fund		x
NYLI WMC Small Companies Fund		x

*  The shareholders of these Funds must separately approve the use of the Order as it relates to Wholly-Owned Subadvisors before it may be relied upon to hire, or to modify existing or future subadvisory agreements with, Wholly-Owned Subadvisors.

**  The shareholders of each of these Funds must approve the operation of the respective New York Life Investments Fund in accordance with the Order for the Manager and the New York Life Investments Fund to rely on the Order as it relates to Wholly-Owned Subadvisors and/or unaffiliated subadvisors.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, pays this income to you as "dividends." The dividends paid by each New York Life Investments Fund will vary based on the income from its investments and the expenses incurred by the New York Life Investments Fund.

Each Fund reserves the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

Each New York Life Investments Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. For the purpose of seeking to maintain its share price at $1.00, among other things, the NYLI Money Market Fund will distribute all or a portion of its capital gains and may reduce or withhold any income and/or gains generated by its portfolio. The New York Life Investments Group of Funds declare and pay dividends as set forth below:

Dividends from the net investment income (if any) of the following Funds are declared and paid at least annually:

NYLI Candriam Emerging Markets Equity Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch International Choice Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Fiera SMID Growth Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund, NYLI S&P 500 Index Fund, NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI

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PineStone U.S. Equity Fund, NYLI Winslow Large Cap Growth Fund, NYLI WMC Enduring Capital Fund, NYLI WMC Growth Fund, NYLI WMC International Research Equity Fund, NYLI WMC Small Companies Fund and NYLI WMC Value Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least quarterly:

NYLI Balanced Fund, NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch U.S. Equity Yield Fund and NYLI MacKay Convertible Fund

Dividends from the net investment income (if any) of the following Funds are declared and paid at least monthly:

NYLI Candriam Emerging Markets Debt Fund, NYLI Cushing MLP Premier Fund, NYLI Income Builder Fund, NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund and NYLI Short Term Bond Fund

Dividends from the net investment income (if any) of the following Funds are declared daily and paid at least monthly:

NYLI Floating Rate Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund and NYLI Money Market Fund

Dividends are generally paid during the last week of the month after a dividend is declared, except in December when they may be paid earlier in the month.

You generally begin earning dividends the next business day after the New York Life Investments Group of Funds receives your purchase request in good order.

Shareholders generally prefer to buy after the dividend payment. Shareholders may prefer to avoid buying shares shortly before a dividend payment because part of their investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The New York Life Investments Group of Funds earn capital gains when they sell securities at a profit.

When the Funds Pay Capital Gains

The New York Life Investments Group of Funds will normally declare and distribute any capital gains, if any, to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of New York Life Investments Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the New York Life Investments Group of Funds directly. The seven choices are:

1.  Reinvest dividends and capital gains in:

• the same New York Life Investments Fund; or

• another New York Life Investments Fund of your choice (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases).

2. Take the dividends in cash and reinvest the capital gains in the same New York Life Investments Fund.

3. Take the capital gains in cash and reinvest the dividends in the same New York Life Investments Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the same New York Life Investments Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another New York Life Investments Fund of your choice (subject to eligibility requirements and other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original New York Life Investments Fund.

7. Reinvest all or a percentage of the dividends in another New York Life Investments Fund (other than a New York Life Investments Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original New York Life Investments Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the same New York Life Investments Fund.

If you prefer to reinvest dividends and/or capital gains in another New York Life Investments Fund, you must first establish an account in that class of shares of the New York Life Investments Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

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UNDERSTAND THE TAX CONSEQUENCES

NYLI Cushing MLP Premier Fund, New York Life Investments International/Global Equity Funds, New York Life Investments Mixed Asset Funds, NYLI Money Market Fund, New York Life Investments Taxable Bond Funds and New York Life Investments U.S. Equity Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Group of Funds are subject to tax, whether you take them as cash or automatically reinvest them. Distributions from a New York Life Investments Fund's realized capital gains are subject to tax based on the length of time a New York Life Investments Fund holds its investments, regardless of how long you hold New York Life Investments Fund shares. Generally, if a New York Life Investments Fund realizes long-term capital gains, the capital gains distributions are subject to tax as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally subject to tax as ordinary income upon distribution.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may be treated as "qualified dividend income," which is subject to tax to individuals and certain other non-corporate shareholders at preferential rates, to the extent that such New York Life Investments Group of Funds earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. Individual and certain other non-corporate shareholders must also generally satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For certain corporate shareholders, a portion of the dividends received from the New York Life Investments Group of Funds may qualify for the corporate dividends received deduction if certain conditions are met. The maximum individual federal income tax rate applicable to qualified dividend income and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Under certain circumstances, the NYLI Money Market Fund may impose a liquidity fee on Fund redemptions. A liquidity fee will reduce the amount a shareholder will receive upon the redemption of the shareholder’s shares, and will decrease the amount of any capital gain or increase the amount of any capital loss the shareholder will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject of future guidance issued by the IRS. If a Fund earns liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Please see the section entitled “Information on Liquidity Fees for the NYLI Money Market Fund” above for additional information regarding liquidity fees.

New York Life Investments Tax-Exempt Funds

The New York Life Investments Tax-Exempt Funds’ distributions to shareholders are generally expected to be exempt from regular federal income taxes, and in the case of NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund, Arizona, California, Colorado, New York, Oregon and Utah personal income taxes, respectively. A portion of the distributions may be subject to the alternative minimum tax. In addition, these New York Life Investments Tax-Exempt Funds may also derive taxable income and/or capital gains. Distributions to shareholders of any such taxable income or capital gains would generally be subject to tax whether you take them as cash or automatically reinvest them. These New York Life Investments Tax-Exempt Funds' realized earnings, if any, from capital gains are subject to tax based on the length of time such New York Life Investments Tax-Exempt Funds hold investments, regardless of how long you hold New York Life Investments Tax-Exempt Funds’ shares. If any of the New York Life Investments Tax-Exempt Funds realize long-term capital gains, the earnings distributions are subject to tax as long-term capital gains; earnings from short-term capital gains and taxable income generated on debt investments and other sources are generally subject to tax as ordinary income upon distribution. Interest on indebtedness incurred or continued to be incurred by a shareholder of a New York Life Investments Tax-Exempt Fund to purchase or carry shares of such a Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

"Tax-Free" Rarely Means "Totally Tax-Free"

• A tax-free fund or municipal bond fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.

• Tax-exempt dividends may still be subject to state and local taxes.

• Any time you sell shares—even shares of a tax-free fund—you will generally be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).

• If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.

• Some tax-exempt income may be subject to the alternative minimum tax.

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• Capital gains declared in a tax-free fund are not tax-free.

• Acquisitions of municipal securities at a market discount may also result in ordinary income.

NYLI MacKay Arizona Muni Fund

NYLI MacKay Arizona Muni Fund intends to provide shareholders with current income exempt from federal and Arizona personal income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). In general, shareholders of the Fund will not be subject to Arizona personal income tax or Arizona corporate income tax on exempt-interest dividends received from the Fund to the extent such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Arizona personal income tax and Arizona corporate income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Arizona Muni Fund to purchase or carry shares of the Fund generally will not be deductible for purposes of Arizona personal income tax or Arizona corporate income tax. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Arizona Muni Fund.

NYLI MacKay California Muni Fund

So long as, at the close of each quarter of the NYLI MacKay California Muni Fund’s taxable year, at least 50% of the value of the NYLI MacKay California Muni Fund’s assets consists of California municipal bonds, distributions not exceeding the interest received on such California municipal bonds less deductible expenses allocable to such interest will be treated as interest excludable from the income of California residents for purposes of the California personal income tax. Such distributions paid to a shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Interest income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than California, distributions derived from interest on California municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Distributions of taxable income and capital gains will be subject to tax at ordinary income tax rates for California state income tax purposes. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay California Muni Fund to purchase or carry shares of that Fund generally will not be deductible for California personal income tax purposes. Interest on indebtedness incurred or continued to be incurred by a shareholder of NYLI MacKay California Muni Fund to purchase or carry shares of the Fund is not deductible to the extent that it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Colorado Muni Fund

NYLI MacKay Colorado Muni Fund seeks to provide shareholders with current income exempt from federal and Colorado income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Exempt-interest dividends paid by the Fund generally should not be subject to Colorado income tax to the extent such dividends are attributable to interest income on obligations of the State of Colorado or any political subdivisions thereof. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Colorado personal income tax and Colorado corporate income tax. Some such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax (AMT) for individuals, estates and trusts. The Colorado AMT does not apply to corporate taxpayers. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Colorado Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Colorado income tax purposes. Prospective shareholders should consult their tax advisers about these and any other state and local tax consequences of investing in the NYLI MacKay Colorado Muni Fund.

NYLI MacKay New York Muni Fund

NYLI MacKay New York Muni Fund seeks to comply with certain state tax requirements so that individual shareholders of NYLI MacKay New York Muni Fund that are residents of New York State will not be subject to New York State income tax on distributions that are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, NYLI MacKay New York Muni Fund will invest in New York State or municipal bonds. Individual shareholders of NYLI MacKay New York Muni Fund who are residents of New York City will also be able to exclude such distributions for New York City personal income tax purposes. Distributions by NYLI MacKay New York Muni Fund derived from interest on obligations exempt from taxation by New York State may be subject to New York State and New York City taxes imposed on corporations. If you are subject to tax in a state other than New York, any distributions by the Fund derived from interest in New York municipal bonds may, depending on the treatment of out-of-state municipal bonds by that state, not be exempt from tax in that state. Interest on indebtedness incurred or continued to be incurred by a shareholder of the NYLI MacKay New York Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the Fund’s distributions from tax-exempt income.

NYLI MacKay Oregon Muni Fund

NYLI MacKay Oregon Muni Fund seeks to provide shareholders with current income exempt from federal and Oregon income tax. It is anticipated that the Fund will qualify to pay dividends that are exempt from regular federal income tax (exempt-interest dividends). Such distributions will also be exempt from Oregon personal income tax to the extent they are attributable to interest on (i) obligations issued by or on behalf of the State of Oregon and its political subdivisions, and (ii) obligations of any authority, commission, instrumentality and territorial possession of the United States that by the laws of the United Sate are exempt from federal income tax but not from state income taxes. Other distributions of the Fund, including distributions attributable to capital gains, will generally be subject to Oregon

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personal income tax. Interest on indebtedness incurred or continued by a shareholder of the NYLI MacKay Oregon Muni Fund to purchase or carry shares of the Fund generally will not be deductible for Oregon personal income tax purposes. In general, distributions by the Fund, including exempt-interest dividends, are not exempt for purposes of the Oregon corporate income and excise taxes. Oregon also imposes a “corporate activity tax” (CAT), which is a gross receipts tax whose applicability is not limited to corporations as its name implies. The CAT is imposed on corporate and non-corporate businesses for the privilege of doing business in Oregon and is measured by the gross receipts (subject to certain exclusions) that a business realizes from transactions and activity in Oregon. While interest and dividend income are generally exempt from the Oregon CAT, other distributions from the Fund may not be exempt. Prospective shareholders should consult their tax advisers about these and other state and local tax consequences of investing in the NYLI MacKay Oregon Muni Fund.

NYLI MacKay Short Term Muni Fund

NYLI MacKay Short Term Muni Fund will normally invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of tax-exempt municipal debt securities, including securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to debt securities. At least 50% of the NYLI MacKay Short Term Muni Fund’s total assets must be invested in tax-exempt municipal securities as of the end of each fiscal quarter in order for the NYLI MacKay Short Term Muni Fund to be able to pay distributions from its net tax-exempt income. Although the NYLI MacKay Short Term Muni Fund normally will seek to qualify to pay distributions from its net tax-exempt income, there is no guarantee that the NYLI MacKay Short Term Muni Fund will achieve such result. Distributions of net income from taxable bonds would be taxable as ordinary income. All distributions by the NYLI MacKay Short Term Muni Fund, including any distributions from tax-exempt income, may be includible in taxable income for purposes of the federal alternative minimum tax. Interest on indebtedness incurred or continued to be incurred by a shareholder of a NYLI MacKay Short Term Muni Fund to purchase or carry shares of that Fund is not deductible to the extent it is deemed related to the NYLI MacKay Short Term Muni Fund’s distributions from tax-exempt income.

NYLI MacKay Utah Muni Fund

NYLI MacKay Utah Muni Fund intends to provide shareholders with current income exempt from federal and Utah personal income tax. It is anticipated that the Fund will qualify to pay dividends of interest income that are exempt from regular federal income tax (exempt-interest dividends). Such dividends will also be exempt from Utah personal income tax to the extent they are attributable to interest income on (i) obligations of the State of Utah and its political subdivisions, agencies and public authorities and of certain other federal government issuers, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and Utah state personal income tax, and (ii) obligations issued by other states, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular federal income tax and, pursuant to Utah statutory authority, from Utah personal (but not corporate) income taxes. The Utah State Tax Commission previously provided an administrative determination identifying those states (consisting of states that do not impose personal income tax on interest from Utah obligations), but has ceased providing that guidance. There can be no certainty as to the ongoing exemption from Utah personal income tax of the interest on obligations of states other than Utah. Other distributions from the Fund generally will not be exempt from Utah income tax. Distributions of interest income by the NYLI MacKay Utah Muni Fund are generally not exempt from the Utah corporate franchise and income tax, although Utah may allow a partial tax credit for such amounts. Prospective shareholders of the NYLI MacKay Utah Muni Fund should consult their tax advisers about these and other state and local tax consequences of investing in the Fund.

New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. If you are not a tax-exempt shareholder, virtually all of the dividends and capital gains distributions you receive from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds are subject to tax, whether you take them as cash or automatically reinvest them. These Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds and Underlying ETFs. Distributions of the long-term capital gains of the New York Life Investments Asset Allocation Funds, New York Life Investments ETF Asset Allocation Funds or Underlying Funds and Underlying ETFs will generally be subject to tax as long-term capital gains. The maximum individual federal income tax rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Other distributions, including short-term capital gains, will be subject to tax as ordinary income. The structure of these Funds and the reallocation of investments among Underlying Funds and Underlying ETFs could affect the amount, timing and character of distributions.

For individual and certain other non-corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may be treated as "qualified dividend income," which is currently taxable to individuals at preferential rates, to the extent that the Underlying Funds and Underlying ETFs earn qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding periods and other requirements are met. The shareholder must also satisfy a more than 60-day holding period and other requirements with respect to each distribution of qualified dividends in order to qualify for the preferential rates on such distributions. For U.S. corporate shareholders, a portion of the dividends received from the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds may qualify for the corporate dividends received deduction. The maximum individual federal income tax rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

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NYLI Cushing MLP Premier Fund

As a regulated investment company ("RIC"), the Fund generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that is distributed to shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In accordance with the tax requirements applicable to a RIC, the Fund will, as of the end of each quarter of its taxable year going forward, invest no more than 25% of the value of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships, which are treated as partnerships for U.S. federal income tax purposes and are defined more specifically in the provisions applicable to RICs.

To the extent that the MLP Premier Fund invests in the equity securities of an MLP, the MLP Premier Fund will be a partner in such MLP. Accordingly, the MLP Premier Fund will be required to include in its taxable income the MLP Premier Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the MLP Premier Fund. Based upon a review of the historic results of the type of MLPs in which the MLP Premier Fund intends to invest, the MLP Premier Fund expects that the cash distributions it will receive with respect to an investment in equity securities of MLPs will exceed the taxable income allocated to the MLP Premier Fund from such MLPs.

The MLP Premier Fund will recognize a gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the MLP Premier Fund on the sale, exchange or other taxable disposition and the MLP Premier Fund’s adjusted tax basis in such equity security. The amount realized by the MLP Premier Fund generally will be the amount paid by the purchaser of the equity security plus the MLP Premier Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The MLP Premier Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the MLP Premier Fund paid for the equity securities, (a) increased by the MLP Premier Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (b) decreased by the MLP Premier Fund’s allocable share of the MLP’s net losses, any decrease in the amount of MLP nonrecourse debt allocated to the MLP Premier Fund, and any distributions received by the MLP Premier Fund from the MLP. Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund's taxable income (and earnings and profits), but those deductions may be recaptured in the Fund's income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, the Fund may realize taxable income and distributions to the Fund's shareholders may be taxable, even though the shareholders at the time of the recapture might not have held Shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund does not have corresponding economic gain on its investment at the time of the recapture. Such taxable income from recapture may be realized even if an MLP interest is sold at a loss or may exceed the gain if the MLP interest is sold at a gain. Losses allocated to the Fund from one MLP investment will carry forward as separate passive activity losses until such investment generates income or is itself sold, with such losses not being available in the meantime to offset income or gains allocated to the Fund from other MLP investments. Any distribution by an MLP to the MLP Premier Fund in excess of the MLP Premier Fund’s allocable share of such MLP’s net taxable income will decrease the MLP Premier Fund’s tax basis in the MLP equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the MLP Premier Fund. If the MLP Premier Fund is required to sell equity securities in the MLPs to meet redemption requests, the MLP Premier Fund likely will recognize income and/or realized gain or losses for U.S. federal income tax purposes.

The MLP Premier Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Premier Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

Tax Reporting and Withholding (All Funds)

We will mail your tax report for each calendar year by February 15 of the following calendar year. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which portion, if any, as exempt-interest dividends, which portion, if any, as qualified dividends, and which portion, if any, as long-term capital gains.

For New York Life Investments Fund shares acquired January 1, 2012 or later, cost basis will be reported to you and the IRS for any IRS Form 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the New York Life Investments Group of Funds’ default method (i.e., average cost if available) will be used.

The New York Life Investments Group of Funds may be required to withhold U.S. federal income tax, currently at the rate of 24%, of all taxable distributions payable to you if you fail to provide the New York Life Investments Group of Funds with your correct taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup

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Shareholder Guide

withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on dividends paid by the New York Life Investments Group of Funds.

The New York Life Investments Group of Funds is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain entities that fail to comply (or to be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the New York Life Investments Group of Funds to determine whether withholding is required.

Return of Capital (All Funds)

If a New York Life Investments Fund's distributions exceed its taxable income and capital gains realized in any year, such excess distributions generally will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

Tax Treatment of Exchanges (All Funds)

An exchange of shares of one New York Life Investments Fund for shares of another generally will be treated as a sale of shares of the first New York Life Investments Fund and a purchase of shares of the second New York Life Investments Fund. Any gain or loss on the transaction will be tax reportable by a shareholder if you are not a tax-exempt shareholder.

Medicare Tax (All Funds)

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a New York Life Investments Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

General U.S. Tax Treatment U.S. Nonresident Shareholders (All Funds)

Non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their New York Life Investments Fund shares. However, non-U.S. shareholders may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. source interest income and/or certain short-term capital gains earned by the New York Life Investments Fund, to the extent reported by the New York Life Investments Fund. There can be no assurance as to whether any of a New York Life Investments Group of Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the New York Life Investments Group of Funds. Moreover, depending on the circumstances, a New York Life Investments Fund may report all, some or none of the New York Life Investments Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the New York Life Investments Group of Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Non-U.S. shareholders who fail to furnish any New York Life Investments Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. The New York Life Investments Group of Funds is also required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the New York Life Investments Group of Funds.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax advisor. For additional information on federal, state and local taxation, see the SAI.
Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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Know With Whom You Are Investing

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

The Board oversees the actions of the Manager, the Subadvisor and the Distributor and decides on general policies governing the operations of the Fund. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.

New York Life Investment Management is located at 51 Madison Avenue, New York, New York 10010. New York Life Investment Management, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life. As of December 31, 2025, New York Life Investment Management and its affiliates managed approximately $808 billion in assets.

In accordance with the stated investment objectives, policies and restrictions of the Fund and subject to the oversight of the Board, the Manager provides various advisory services to the Fund. The Manager is responsible for, among other things, managing all aspects of the advisory operations of the Fund and the composition of the investment portfolio of the Fund. The Manager has delegated certain advisory duties with regard to the Fund (including management of all or a portion of the Fund’s assets) to the Subadvisor. The Manager supervises the services provided by the Subadvisor by performing due diligence, evaluating the performance of the Subadvisor and periodically reporting to the Board regarding the results of the Manager’s evaluation and monitoring functions. The Manager periodically makes recommendations to the Board regarding the renewal, modification or termination of agreements with the Subadvisor.

The Manager is responsible for providing (or procuring) certain administrative services, such as furnishing the Fund with office facilities and ordinary clerical, bookkeeping and recordkeeping services. In addition, the Manager is responsible for maintaining certain financial, accounting and other records for the Fund and providing various compliance services.

The Manager pays the Fund's Chief Compliance Officer’s compensation (a portion of which may be reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the independent members of the Board, and all operational expenses that are not the responsibility of the Fund, including the fees paid to the Subadvisor. Pursuant to a management agreement with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and payable monthly.

For the fiscal year ended October 31, 2025, the Fund paid the Manager an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of the Fund as follows:

Effective Rate Paid for the Year Ended October 31, 2025
NYLI MacKay Short Duration High Income Fund	0.65%

For information regarding the basis of the Board's approval of the management agreement and subadvisory agreement(s) for the Fund, please refer to to the Fund's Form N-CSR for the period ended April 30, 2025.

The Manager is not responsible for records maintained by the Subadvisor, custodian, transfer agent or dividend disbursing agent except to the extent expressly provided in the management agreement between the Manager and the Fund.

Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan") provides sub-administration and sub-accounting services for the Fund. These services include, among other things, calculating daily NAVs of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investment Management in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investment Management.

ADDITIONAL INFORMATION REGARDING FEE WAIVERS

Contractual

In addition to contractual waivers described elsewhere in this Prospectus, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the appropriate class of the Fund so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the percentage of average daily net assets set forth below:

NYLI MacKay Short Duration High Income Fund: Class A, 1.02%, Class C, 1.88%, Class I, 0.78%, Investor Class, 1.13%.

Except as otherwise stated in this Prospectus, New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses, litigation, extraordinary

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Know With Whom You Are Investing

expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I.

New York Life Investment Management has contractually agreed to limit the transfer agency expenses charged to the Fund’s share class to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees.

These agreements will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board.

WHO MANAGES YOUR MONEY?

New York Life Investment Management serves as Manager of the Funds.

Under the supervision of the Manager, the Subadvisor listed below is responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Fund. For these services, the Subadvisor is paid a monthly fee by the Manager out of its management fee, not by the Fund. See the SAI for a breakdown of fees.

MacKay Shields LLC ("MacKay Shields") is located at 299 Park Avenue, 32nd Floor, New York, New York 10171. MacKay Shields was privately held until 1984 when it became a subsidiary of New York Life. As of December 31, 2025, MacKay Shields managed approximately $158.9 billion in assets. MacKay Shields is the subadvisor to the NYLI MacKay Short Duration High Income Fund.

PORTFOLIO MANAGER BIOGRAPHIES

The following section provides biographical information about the Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed and ownership of shares of the Fund is available in the SAI.

Dohyun Cha, CFA

Mr. Cha has managed the NYLI MacKay Short Duration High Income Fund since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the energy sector. Prior to joining MacKay Shields in 2006, Mr. Cha was a Vice President at Credit Suisse, where he was an equity analyst covering the basic materials sector. Previously, Mr. Cha was a Financial Analyst in the Investment Banking Division of CIBC World Markets. He received a BS from Boston College and is a CFA® charterholder. Mr. Cha has been working in the investment industry since 1997.

Won Choi, CFA

Mr. Choi has managed the NYLI MacKay Short Duration High Income Fund since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the financials and metals & mining sectors. Prior to joining MacKay Shields in 2002, he was an Associate at Fenway Partners, Inc, a middle market private equity firm. Previously, Mr. Choi was a Financial Analyst in the Investment Banking Division of Salomon Smith Barney. He received a BA from Yale University and is a CFA® charterholder. Mr. Choi has been working in the investment industry since 1997

Nate Hudson, CFA

Mr. Hudson has managed the NYLI MacKay Short Duration High Income Fund since 2024. He is a Senior Managing Director on the High Yield Team, where he follows the automotive and services sectors. Prior to joining MacKay Shields in 2008, Mr. Hudson was a Senior Analyst of High Yield Credit in Strategic Capital’s (White Ridge Advisors) proprietary investment group at Banc of America Securities. Previously, he was a sell-side High Yield Analyst at Banc of America Securities and a High Yield Credit Analyst at Nomura Corporate Research & Asset Management (NCRAM). Mr. Hudson received a BA from Yale University and is a CFA® charterholder. He has been working in the investment industry since 1991.

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Know With Whom You Are Investing

Andrew Susser

Mr. Susser has managed the NYLI MacKay Short Duration High Income Fund since 2012. Mr. Susser is an Executive Managing Director of MacKay Shields and Head of High Yield, responsible for the group’s implementation of its investment process. Prior to joining MacKay Shields in 2006, he was a Portfolio Manager with GoldenTree Asset Management. Previously, he was a Managing Director and Head of High Yield Bond Research at Banc of America Securities covering the gaming, lodging and leisure sectors. From 1999 to 2004, Mr. Susser was named to the Institutional Investor All-America Fixed Income Research Team; from 2002 to 2004, he was ranked by Institutional Investor as the No. 1 analyst in the high yield sector. He also worked as a Fixed Income Analyst for Salomon Brothers, as a Senior Analyst at Moody’s Investors Service and as a Market Analyst and Institutional Trading Liaison for Merrill Lynch Capital Markets. He began his career as a Corporate Finance and M&A Attorney at Shearman & Sterling in their New York office. He graduated with an MBA from the Wharton Graduate School of Business, a JD from the University of Pennsylvania Law School and a BA in Economics from Vassar College.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Fund’s Annual Report, which is available upon request.

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Financial Highlights

NYLI MacKay Short Duration High Income Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class A	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.54	$9.18	$9.09	$9.83	$9.45
Net investment income (loss)(a)	0.57	0.58	0.51	0.37	0.37
Net realized and unrealized gain (loss)	(0.05)	0.36	0.09	(0.73)	0.42
Total from investment operations	0.52	0.94	0.60	(0.36)	0.79
Less distributions:
From net investment income	(0.57)	(0.58)	(0.51)	(0.38)	(0.41)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.57)	(0.58)	(0.51)	(0.38)	(0.41)
Net asset value at end of year	$9.49	$9.54	$9.18	$9.09	$9.83
Total investment return(b)	5.61%	10.42%	6.72%	(3.66)%	8.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.02%	6.07%	5.52%	3.92%	3.78%
Net expenses(c)	1.02%	1.02%	1.02%	1.02%	1.01%
Expenses (before waiver/reimbursement)(c)	1.04%	1.05%	1.06%	1.02%	1.01%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000’s)	$601,901	$467,515	$327,716	$300,909	$303,646

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.55	$9.18	$9.09	$9.83	$9.46
Net investment income (loss)(a)	0.57	0.57	0.50	0.36	0.37
Net realized and unrealized gain (loss)	(0.06)	0.37	0.09	(0.72)	0.40
Total from investment operations	0.51	0.94	0.59	(0.36)	0.77
Less distributions:
From net investment income	(0.57)	(0.57)	(0.50)	(0.38)	(0.40)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.57)	(0.57)	(0.50)	(0.38)	(0.40)
Net asset value at end of year	$9.49	$9.55	$9.18	$9.09	$9.83
Total investment return(b)	5.46%	10.47%	6.63%	(3.73)%	8.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.99%	6.03%	5.43%	3.82%	3.72%
Net expenses(c)	1.05%	1.07%	1.11%	1.10%	1.10%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000's)	$4,281	$4,919	$5,299	$5,400	$5,780

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

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Financial Highlights

NYLI MacKay Short Duration High Income Fund

(a series of New York Life Investments Funds Trust)

(Selected per share data and ratios)

	Year Ended October 31,
Class C	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.54	$9.18	$9.09	$9.83	$9.45
Net investment income (loss)(a)	0.50	0.50	0.43	0.29	0.29
Net realized and unrealized gain (loss)	(0.06)	0.36	0.09	(0.72)	0.41
Total from investment operations	0.44	0.86	0.52	(0.43)	0.70
Less distributions:
From net investment income	(0.50)	(0.50)	(0.43)	(0.31)	(0.32)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.50)	(0.50)	(0.43)	(0.31)	(0.32)
Net asset value at end of year	$9.48	$9.54	$9.18	$9.09	$9.83
Total investment return(b)	4.69%	9.56%	5.84%	(4.46)%	7.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	5.27%	4.68%	3.05%	2.98%
Net expenses(c)	1.80%	1.82%	1.86%	1.85%	1.85%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000’s)	$56,751	$49,589	$29,903	$25,772	$35,636

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
Net asset value at beginning of year	$9.55	$9.18	$9.09	$9.84	$9.46
Net investment income (loss)(a)	0.60	0.60	0.54	0.39	0.40
Net realized and unrealized gain (loss)	(0.07)	0.37	0.08	(0.73)	0.41
Total from investment operations	0.53	0.97	0.62	(0.34)	0.81
Less distributions:
From net investment income	(0.59)	(0.60)	(0.53)	(0.41)	(0.43)
Return of capital	—	—	—	—	(0.00)‡
Total distributions	(0.59)	(0.60)	(0.53)	(0.41)	(0.43)
Net asset value at end of year	$9.49	$9.55	$9.18	$9.09	$9.84
Total investment return(b)	5.74%	10.79%	6.98%	(3.52)%	8.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.26%	6.31%	5.78%	4.14%	4.05%
Net expenses(c)	0.78%	0.78%	0.78%	0.77%	0.76%
Expenses (before waiver/reimbursement)(c)	0.79%	0.80%	0.81%	0.77%	0.76%
Portfolio turnover rate	33%	29%	22%	30%	47%
Net assets at end of year (in 000’s)	$2,405,081	$2,143,619	$1,483,473	$1,034,873	$1,147,287

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)

In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

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Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts

This Appendix A discloses intermediary-specific sales charge waivers and discounts, if any. Please see the “Information on Sales Charges” section of the Prospectus for information about sales charge waivers and discounts available if you invest directly with a New York Life Investments Fund or intermediaries not identified on this Appendix A. The terms or availability of waivers or discounts may be changed at any time.

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries specified on Appendix A may have different policies and procedures regarding, among other things, the availability of these waivers and discounts. To qualify for waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Funds (or the Distributor) or through another financial intermediary that makes available such waivers or discounts.

Purchases through any financial intermediary identified below are subject to sales charge waivers and/or discounts that are different from the sales charge waivers and/or discounts available for shares purchased directly from the Funds (or the Distributor). Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. This Appendix will be updated when required with changes to this Appendix or to add additional intermediaries.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. You may wish to contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and the steps you must take to qualify for available waivers and discounts.

Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the NY Life Investments Funds).

• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

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• shares purchased from the proceeds of redemptions within the NY Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

• redemptions made in connection with a return of excess contributions from an IRA account

• shares purchased through a Right of Reinstatement (as defined above)

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Edward Jones

Effective August 28, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of New York Life Investments Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of New York Life Investments Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

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• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following ("Right of Reinstatement"):

o The redemption and repurchase occur in the same account.

o The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

• Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

• Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less.

The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

E*TRADE

Front-End Sales Charge Waiver

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Shareholders purchasing Fund shares through an E*TRADE brokerage account will be eligible for a waiver of the front-end sales charge with respect to Class A shares (or the equivalent). This includes shares purchased through the reinvestment of dividends and capital gains distributions.

J.P. MORGAN SECURITIES LLC

Effective September 29, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information.

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

• A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

• Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Janney Montgomery Scott LLC

Shareholders purchasing New York Life Investments Fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the New York Life Investments Funds family).

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• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same New York Life Investments Fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the New York Life Investments Fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts pursuant to the Internal Revenue Code.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

• Breakpoints as described in the New York Life Investments Fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of New York Life Investments Funds family assets held by accounts within the purchaser’s household at Janney. Eligible New York Life Investments Funds family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

LPL Financial

Shareholders purchasing Class A shares of a Fund through LPL Financial’s mutual fund only platform will be able to purchase shares without imposition of a front-end sales charge, which may differ from the waiver eligibility requirements otherwise disclosed in the Prospectus or SAI.

Merrill Lynch

Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform

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Front-end Load Waivers Available at Merrill
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

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• Shares purchased through a Morgan Stanley self-directed brokerage account

• Morgan Stanley, on your behalf, can also convert Class A shares to Class A2 shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

• Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares (or equivalent) of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares and Investor Class Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through an OPCO-affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund's Class C shares that are converted by OPCO at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Trustees of the Fund and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on Class A, B and C Shares and Investor Class Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James

Raymond James & Associates, Inc., Raymond James Financial Services Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the

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following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the New York Life Investments Funds through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the New York Life Investments Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within the New York Life Investments Funds over a 13-month time period. Eligible New York Life Investments Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co.

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investor Class and Class A shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

• Shares purchased within 90 days following a redemption from a New York Life Investments Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor Class, Class A and Class C shares Available at Baird

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• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New York Life Investments Funds assets held by accounts within the purchaser’s household at Baird. Eligible New York Life Investments Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of New York Life Investments Funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated

Shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated (“Stifel”) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

• Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

• All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

• Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

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• Shares purchased through a rollover from another 529 plan.

• Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts

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No dealer, sales representative or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer in such jurisdiction.

HOUSEHOLD MAILINGS AND E-DELIVERY

Each year you are automatically sent an updated Summary Prospectus and Annual and Semiannual Reports (or notice of such reports) for the Fund. You may also occasionally receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents may be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, nylim.com/accounts. If you would like to opt out of household-based mailings, please call toll free 800-624-6782.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS AND FORM N-CSR

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year or period, if applicable, in the Annual and Semiannual Reports and in Form N-CSR. In the Fund's Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

TO OBTAIN INFORMATION

More information about the Fund, including the SAI, the Annual and Semiannual Reports and other information such as the Fund's financial statements, when available, may be obtained without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 800-624-6782, visit dfinview.com/NYLIM, or write to NYLIFE Distributors LLC, Attn: New York Life Investment Management Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

Other information about the Fund (including the Statement of Additional Information) is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

NYLIFE Distributors LLC
30 Hudson Street
Jersey City, NJ 07302

NYLIFE Distributors LLC is the principal underwriter and distributor of the New York Life Investments Funds.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

SEC File Number: 811-22321 (New York Life Investments Funds Trust)

For more information call 800-624-6782 or visit our website at nylim.com.

MS01ba-02/26

NEW YORK LIFE INVESTMENTS FUNDS TRUST AND NEW YORK LIFE INVESTMENTS FUNDS

February 28, 2026

STATEMENT OF ADDITIONAL INFORMATION

	Class A	Class A2	Investor Class	Class C	Class C2	Class I	Class P	Class R1	Class R2	Class R3	Class R6	Class Z	SIMPLE Class
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	MGHAX	--	MGHHX	MHYCX	--	MGHIX	--	--	--	--	--	--	--
NYLI Income Builder Fund	MTRAX	--	MTINX	MCTRX	--	MTOIX	--	--	--	--	MTODX	--	MTISX
NYLI MacKay Convertible Fund	MCOAX	--	MCINX	MCCVX	--	MCNVX	--	--	--	--	--	--	--
NYLI MacKay High Yield Corporate Bond Fund	MHCAX	--	MHHIX	MYHCX	--	MHYIX	--	--	MHYRX	MHYTX	MHYSX	--	MHHSX
NYLI MacKay Strategic Bond Fund	MASAX	--	MSYDX	MSICX	--	MSDIX	--	--	--	--	MSYEX	--	--
NYLI MacKay Tax Free Bond Fund	MTBAX	--	MKINX	MTFCX	MTSPX	MTBIX	--	--	--	--	MTBDX	--	--
NYLI MacKay U.S. Infrastructure Bond Fund	MGVAX	--	MGVNX	MGVCX	--	MGOIX	--	--	--	--	MGVDX	--	--
NYLI Money Market Fund	MMAXX	--	MKTXX	MSCXX	--	--	--	--	--	--	--	--	MIPXX
NYLI Winslow Large Cap Growth Fund	MLAAX	--	MLINX	MLACX	--	MLAIX	--	MLRRX	MLRTX	MLGRX	MLRSX	--	MLRMX
NYLI WMC Enduring Capital Fund	MSOAX	--	MCSSX	MGOCX	--	MSOIX	--	--	--	--	MCSDX	--	--
NYLI WMC Value Fund	MAPAX	--	MSMIX	MMPCX	--	MUBFX	--	--	--	--	MMPDX	--	--
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	MBNAX	--	MBINX	MBACX	--	MBAIX	--	--	--	--	MBERX	--	--
NYLI Candriam Emerging Markets Equity Fund	MCYAX	--	MCYVX	MCYCX	--	MCYIX	--	--	--	--	MCYSX	--	--
NYLI CBRE Global Infrastructure Fund	VCRAX	--	VCRVX	VCRCX	--	VCRIX	--	--	--	--	VCRQX	--	--
NYLI CBRE Real Estate Fund	CLARX	--	CRVRX	CRCRX	--	CRARX	--	--	--	--	VREQX	--	--
NYLI Conservative Allocation Fund	MCKAX	--	MCKNX	MCKCX	--	MCKIX	--	--	--	--	--	--	MCKSX
NYLI Conservative ETF Allocation Fund	MNEAX	--	--	MNEKX	--	MNELX	--	--	--	MNERX	--	--	MNEVX
NYLI Cushing® MLP Premier Fund	CSHAX	--	CSHNX	CSHCX	--	CSHZX	--	--	--	--	--	--	--
NYLI Epoch Capital Growth Fund	MECDX	--	MECVX	MECEX	--	MECFX	--	--	--	--	--	--	--
NYLI Epoch Global Equity Yield Fund	EPSPX	--	EPSIX	EPSKX	--	EPSYX	--	--	--	--	--	--	--
NYLI Epoch International Choice Fund	ICEVX	--	ICELX	ICEWX	--	ICEUX	--	--	--	--	--	--	ICERX
NYLI Epoch U.S. Equity Yield Fund	EPLPX	--	EPLIX	EPLKX	--	EPLCX	--	--	--	--	EPLDX	--	EPLMX
NYLI Equity Allocation Fund	MGXAX	--	MGXNX	MGXCX	--	MGXIX	--	--	--	--	--	--	MGXSX
NYLI Equity ETF Allocation Fund	MWFAX	--	--	MWFCX	--	MWFIX	--	--	--	MWFQX	--	--	MWFVX
NYLI Fiera SMID Growth Fund	APSRX	--	--	APSLX	--	APSGX	--	--	--	--	APSDX	--	--

	Class A	Class A2	Investor Class	Class C	Class C2	Class I	Class P	Class R1	Class R2	Class R3	Class R6	Class Z	SIMPLE Class
NYLI Floating Rate Fund	MXFAX	--	MXFNX	MXFCX	--	MXFIX	--	--	--	--	MXFEX	--	MXFMX
NYLI Growth Allocation Fund	MGDAX	--	MGDNX	MGDCX	--	MGDIX	--	--	--	--	--	--	MGDSX
NYLI Growth ETF Allocation Fund	MOEAX	--	--	MOECX	--	MOEIX	--	--	--	MOERX	--	--	MOEVX
NYLI MacKay Arizona Muni Fund	AZTAX	--	--	AZTCX	--	AZTYX	--	--	--	--	--	AZTFX	--
NYLI MacKay California Muni Fund	MSCAX	--	MSCVX	MSCCX	MCAMX	MCOIX	--	--	--	--	MSODX	--	--
NYLI MacKay Colorado Muni Fund	COTAX	--	--	COTCX	--	COTYX	--	--	--	--	--	COTFX	--
NYLI MacKay High Yield Muni Bond Fund	MMHAX	--	MMHVX	MMHDX	--	MMHIX	--	--	--	--	MMHEX	--	--
NYLI MacKay New York Muni Fund	MNOAX	--	MNOVX	MNOCX	MNOLX	MNOIX	--	--	--	--	MNODX	--	--
NYLI MacKay Oregon Muni Fund	ORTBX	--	--	ORTCX	--	ORTYX	--	--	--	--	--	ORTFX	--
NYLI MacKay Short Duration High Income Fund	MDHAX	--	MDHVX	MDHCX	--	MDHIX	--	--	--	--	--	--	--
NYLI MacKay Short Term Muni Fund	MSTAX	MSTUX	MYTBX	--	--	MSTIX	--	--	--	--	MSTEX	--	--
NYLI MacKay Strategic Muni Allocation Fund	MTFDX	--	MTFEX	MTFFX	MTFMX	MTFGX	--	--	--	--	MTFHX	MTFZX	--
NYLI MacKay Total Return Bond Fund	MTMAX	--	MTMNX	MTMCX	--	MTMIX	--	--	--	--	MTRDX	--	MTMSX
NYLI MacKay Utah Muni Fund	UTAVX	--	--	UTACX	--	UTAYX	--	--	--	--	--	UTAHX	--
NYLI Moderate Allocation Fund	MMRAX	--	MMRDX	MMRCX	--	MMRIX	--	--	--	--	--	--	MMRSX
NYLI Moderate ETF Allocation Fund	MDAAX	--	--	MDAKX	--	MDAIX	--	--	--	MDARX	--	--	MDAVX
NYLI S&P 500 Index Fund	MSXAX	--	MYSPX	--	--	MSPIX	--	--	--	--	--	--	MSXMX
NYLI Short Term Bond Fund	MIXAX	--	MIXNX	--	--	MIXIX	--	--	--	--	--	--	MIXMX
NYLI PineStone Global Equity Fund	FCGEX	--	--	FCGYX	--	FCGIX	FCGPX	--	--	--	--	--	--
NYLI PineStone International Equity Fund	FCIRX	--	FCIKX	FCICX		FCIUX	FCIHX	--	--	--	FCIWX	--	--
NYLI PineStone U.S. Equity Fund	FCUEX	--	--	FCUCX		FCUIX	FCUPX	--	--	--	--	--	--
NYLI WMC Growth Fund	KLGAX	--	KLGNX	KLGCX	--	KLGIX	--	--	--	--	KLGDX	--	--
NYLI WMC International Research Equity Fund	MYITX	--	MYINX	MYICX	--	MYIIX	--	--	--	--	--	--	--
NYLI WMC Small Companies Fund	MOPAX	--	MOINX	MOPCX	--	MOPIX	--	--	--	--	--	--	--

MS14-02/26

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the prospectuses dated February 28, 2026, March 28, 2025, and August 28, 2025 as amended or supplemented from time to time, for Class A, Class A2, Investor Class, Class C, Class C2, Class I, Class P, Class R1, Class R2, Class R3, Class R6, Class Z and SIMPLE Class shares for certain separate investment series of New York Life Investments Funds, a Massachusetts business trust (the “New York Life Investments Funds”) and New York Life Investments Funds Trust, a Delaware statutory trust (the “Prospectuses”). New York Life Investments Funds and New York Life Investments Funds Trust may collectively be referred to as the "New York Life Investments Group of Funds." Each series of the New York Life Investments Group of Funds may be referred to individually as a "Fund" and collectively, as the "Funds." This SAI is incorporated by reference in, is made a part of, and should be read in conjunction with, the Prospectuses. The Prospectuses are available without charge by writing to NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll free 800-624-6782.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectuses, in connection with the offer contained herein and, if given or made, such other information or representations must not be relied upon as having been authorized by New York Life Investments Group of Funds or NYLIFE Distributors LLC (the "Distributor"), the Funds’ distributor and an affiliate of New York Life Investment Management LLC. This SAI and the Prospectuses do not constitute an offer by New York Life Investments Group of Funds or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Shareholder inquiries should be made by writing directly to NYLIM Service Company LLC ("Transfer Agent" or "NYLIM Service Company"), the Funds' transfer agent and an affiliate of New York Life Investment Management LLC, P.O. Box 219003, Kansas City, Missouri 64121-9000 or by calling toll free 800-624-6782. In addition, you can make inquiries through your registered representative.

The financial highlights contained in the Prospectus for NYLI Fiera SMID Growth Fund reflect the historical financial highlights of Fiera Capital Small/Mid-Cap Growth Fund, a former series of Fiera Capital Series Trust. Upon completion of the reorganization of Fiera Capital Small/Mid-Cap Growth Fund with and into the NYLI Fiera SMID Growth Fund, which occurred on July 24, 2023, the NYLI Fiera SMID Growth Fund assumed the performance, financial and other historical information of Fiera Capital Small/Mid-Cap Growth Fund. Any performance, financial and other historical information provided for NYLI Fiera SMID Growth Fund in this SAI that relates to periods prior to July 24, 2023, and therefore, is that of Fiera Capital Small/Mid-Cap Growth Fund.

The financial highlights contained in the Prospectus for NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund reflect the historical financial highlights of Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund, each a former series of Fiera Capital Series Trust, respectively. Upon completion of a reorganization of Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund with and into the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund, respectively, which occurred on August 28, 2023, the NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund assumed the performance, financial and other historical information of Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund, respectively. Any performance, financial and other historical information provided for NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund in this SAI that relates to periods prior to August 28, 2023, and therefore, is that of Fiera Capital Global Equity Fund, Fiera Capital International Equity Fund and Fiera Capital U.S. Equity Long-Term Quality Fund, respectively.

The financial highlights contained in the Prospectus for NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund reflect the historical financial highlights of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Trust For Utah. Upon completion of a reorganization of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Trust For Utah with and into the NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund, which occurred on July 19, 2024, the NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund assumed the performance, financial and other historical information of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Trust For Utah, respectively. Any performance, financial and other historical information provided for NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund and NYLI MacKay Utah Muni Fund in this SAI that relates to periods prior to July 19, 2024, and therefore, is that of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Trust For Utah, respectively. The audited financial statements for Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Oregon and Aquila Tax-Free Trust For Utah and report by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, as presented in the Annual Report to shareholders of the Funds for the year ended March 31, 2024, are incorporated by reference into this SAI.

The audited financial statements of each of the Funds (if applicable), including the financial highlights for the most recent fiscal year ended, as presented in the Annual Reports to Shareholders identified in the table below and the reports of KPMG LLP, the Funds' independent registered public accounting firm, appearing therein are incorporated by reference into this SAI. These documents are available, without charge, by calling toll-free 800-624-6782.

Shareholder Reports

Fiscal Year End April 30 – New York Life Investments Funds Trust		Annual Report
NYLI CBRE Global Infrastructure Fund NYLI CBRE Real Estate Fund NYLI Conservative ETF Allocation Fund NYLI Equity ETF Allocation Fund	NYLI Growth ETF Allocation Fund NYLI Moderate ETF Allocation Fund
Fiscal Year End October 31 – New York Life Investments Funds		Annual Report
NYLI Candriam Emerging Markets Debt Fund NYLI Income Builder Fund NYLI MacKay Convertible Fund NYLI MacKay High Yield Corporate Bond Fund NYLI MacKay Strategic Bond Fund NYLI MacKay Tax Free Bond Fund	NYLI MacKay U.S. Infrastructure Bond Fund NYLI Money Market Fund NYLI Winslow Large Cap Growth Fund NYLI WMC Enduring Capital Fund NYLI WMC Value Fund
Fiscal Year End October 31 – New York Life Investments Funds Trust		Annual Report

NYLI Balanced Fund
NYLI Candriam Emerging Markets Equity Fund
NYLI Conservative Allocation Fund
NYLI Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund
NYLI Equity Allocation Fund
NYLI Floating Rate Fund
NYLI Growth Allocation Fund
NYLI MacKay California Muni Fund
NYLI MacKay High Yield Muni Bond Fund

NYLI MacKay New York Muni Fund
NYLI MacKay Short Term Muni Fund
NYLI MacKay Strategic Muni Allocation Fund
NYLI MacKay Short Duration High Income Fund
NYLI MacKay Total Return Bond Fund
NYLI Moderate Allocation Fund
NYLI S&P 500 Index Fund
NYLI Short Term Bond Fund
NYLI WMC Growth Fund
NYLI WMC International Research Equity Fund
NYLI WMC Small Companies Fund

Fiscal Year End October 31—New York Life Investments Funds Trust		Annual Report
NYLI Fiera SMID Growth Fund NYLI PineStone Global Equity Fund	NYLI PineStone International Equity Fund NYLI PineStone U.S. Equity Fund
Fiscal Year End October 31—New York Life Investments Funds Trust		Annual Report
NYLI MacKay Arizona Muni Fund NYLI MacKay Colorado Muni Fund	NYLI MacKay Oregon Muni Fund NYLI MacKay Utah Muni Fund
Fiscal Year End November 30 – New York Life Investments Funds Trust		Annual Report
NYLI Cushing® MLP Premier Fund

NYLIFE Distributors LLC is the principal underwriter and distributor of New York Life Investments Group of Funds.

“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.

NEW YORK LIFE INVESTMENTS GROUP OF FUNDS

New York Life Investments Funds

New York Life Investments Funds is an open-end management investment company (or mutual fund), organized as a Massachusetts business trust by an Agreement and Declaration of Trust dated January 9, 1986, as amended.

Shares of New York Life Investments Funds are currently offered in 11 separate series. Each Fund is a “diversified company”, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), unless otherwise indicated. When formed, the NYLI Candriam Emerging Markets Debt Fund was classified as a “non-diversified” fund as defined in the 1940 Act. However, due to the Fund’s principal investment strategies and investment process, the Fund has historically operated as a “diversified” fund. Therefore, the Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval.

The NYLI S&P 500 Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The NYLI S&P 500 Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the benchmark index. Shareholder approval will not be sought if the NYLI S&P 500 Index Fund crosses from diversified to non-diversified status under such circumstances.

New York Life Investments Equity Funds Prospectus dated February 28, 2026 – Fiscal Year End October 31
NYLI Winslow Large Cap Growth Fund NYLI WMC Enduring Capital Fund	NYLI WMC Value Fund
New York Life Investments Fixed Income and Mixed Asset Funds Prospectus dated February 28, 2026 – Fiscal Year End October 31
NYLI Candriam Emerging Markets Debt Fund NYLI Income Builder Fund NYLI MacKay Convertible Fund NYLI MacKay High Yield Corporate Bond Fund	NYLI MacKay Strategic Bond Fund NYLI MacKay Tax Free Bond Fund NYLI MacKay U.S. Infrastructure Bond Fund NYLI Money Market Fund

New York Life Investments Funds Trust

New York Life Investments Funds Trust is an open-end management investment company (or mutual fund), organized as a Delaware statutory trust by an Agreement and Declaration of Trust dated April 8, 2009, as amended.

Shares of New York Life Investments Funds Trust are currently offered in 39 separate series. With the exception of NYLI CBRE Real Estate Fund, NYLI Cushing MLP Premier Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Utah Muni Fund and NYLI PineStone U.S. Equity Fund, each Fund is a “diversified company,” as defined in the 1940 Act, unless otherwise indicated. When formed, the NYLI Floating Rate Fund was classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategies and investment process, the Fund has historically operated as a "diversified" fund. Therefore, the Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

New York Life Investments CBRE Specialty Funds Prospectus dated August 28, 2025 – Fiscal Year End April 30
NYLI CBRE Global Infrastructure Fund	NYLI CBRE Real Estate Fund
New York Life Investments ETF Asset Allocation Funds Prospectus dated August 28, 2025 – Fiscal Year End April 30
NYLI Conservative ETF Allocation Fund NYLI Equity ETF Allocation Fund	NYLI Growth ETF Allocation Fund NYLI Moderate ETF Allocation Fund
New York Life Investments Asset Allocation Funds Prospectus dated February 28, 2026 – Fiscal Year End October 31
NYLI Conservative Allocation Fund NYLI Equity Allocation Fund	NYLI Growth Allocation Fund NYLI Moderate Allocation Fund
New York Life Investments Equity Funds Prospectus dated February 28, 2026 – Fiscal Year End October 31

NYLI Candriam Emerging Markets Equity Fund
NYLI Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund

NYLI Fiera SMID Growth Fund

NYLI PineStone Global Equity Fund

NYLI PineStone International Equity Fund NYLI PineStone U.S. Equity Fund NYLI S&P 500 Index Fund NYLI WMC Growth Fund NYLI WMC International Research Equity Fund NYLI WMC Small Companies Fund
New York Life Investments Fixed Income and Mixed Asset Funds Prospectus dated February 28, 2026 – Fiscal Year End October 31

NYLI Balanced Fund
NYLI Floating Rate Fund

NYLI MacKay Arizona Muni Fund
NYLI MacKay California Muni Fund

NYLI MacKay Colorado Muni Fund
NYLI MacKay High Yield Muni Bond Fund

NYLI MacKay New York Muni Fund

NYLI MacKay Oregon Muni Fund

NYLI MacKay Short Duration High Income Fund
NYLI MacKay Short Term Muni Fund

NYLI MacKay Strategic Muni Allocation Fund

NYLI MacKay Total Return Bond Fund
NYLI MacKay Utah Muni Fund

NYLI Short Term Bond Fund

New York Life Investments U.S. Government Liquidity Fund Prospectus dated February 28, 2026 – Fiscal Year End October 31

1

NYLI U.S. Government Liquidity Fund*
New York Life Investments Cushing Fund Prospectus dated March 28, 2025 – Fiscal Year End November 30
NYLI Cushing MLP Premier Fund

* Shares of the NYLI U.S. Government Liquidity Fund are currently only available to other investment companies advised by New York Life Investments in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933. The NYLI U.S. Government Liquidity Fund is not covered by this SAI.

General

The Boards of Trustees of the New York Life Investments Funds and New York Life Investments Funds Trust may be referred to as the "Trustees," and collectively referred to as the "Board." Each Fund is authorized to offer shares in one or more of the following classes (although one or more classes of a Fund may not currently be offered for sale): Class A, Class A2, Investor Class, Class C, Class C2, Class I, Class P, Class R1, Class R2, Class R3, Class R6, Class Z and SIMPLE Class shares. Each Fund may offer one or more of these share classes.

THE MANAGER AND SUBADVISORS

New York Life Investment Management LLC ("New York Life Investment Management" or the "Manager") serves as the investment adviser for the Funds and has entered into subadvisory agreements with the following subadvisors to manage the day-to-day operations of certain Funds:

Subadvisor	Fund Name
Candriam	New York Life Investments Funds Trust NYLI Candriam Emerging Markets Equity Fund
New York Life Investments Funds NYLI Candriam Emerging Markets Debt Fund
CBRE Investment Management Listed Real Assets LLC (“CBRE”)	New York Life Investments Funds Trust NYLI CBRE Global Infrastructure Fund NYLI CBRE Real Estate Fund
Cushing® Asset Management, LP (“Cushing”)	New York Life Investments Funds Trust NYLI Cushing MLP Premier Fund
Epoch Investment Partners, Inc. ("Epoch")

New York Life Investments Funds

NYLI Income Builder Fund (equity portion)
New York Life Investments Funds Trust

NYLI Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund

Fiera Capital, Inc. (“Fiera Capital”)	New York Life Investments Funds Trust NYLI Fiera SMID Growth Fund
MacKay Shields LLC ("MacKay Shields")

New York Life Investments Funds

NYLI Income Builder Fund (fixed-income portion)
NYLI MacKay Convertible Fund
NYLI MacKay High Yield Corporate Bond Fund
NYLI MacKay Strategic Bond Fund
NYLI MacKay Tax Free Bond Fund
NYLI MacKay U.S. Infrastructure Bond Fund
New York Life Investments Funds Trust

NYLI MacKay Arizona Muni Fund
NYLI MacKay California Muni Fund
NYLI MacKay Colorado Muni Fund
NYLI MacKay High Yield Muni Bond Fund
NYLI MacKay New York Muni Fund
NYLI MacKay Oregon Muni Fund
NYLI MacKay Short Duration High Income Fund
NYLI MacKay Short Term Muni Fund
NYLI MacKay Strategic Muni Allocation Fund
NYLI MacKay Total Return Bond Fund

NYLI MacKay Utah Muni Fund

NYL Investors LLC (“NYL Investors”)	New York Life Investments Funds NYLI Money Market Fund New York Life Investments Funds Trust NYLI Balanced Fund (fixed-income portion) NYLI Floating Rate Fund NYLI Short Term Bond Fund
PineStone Asset Management Inc. (“PineStone”)	New York Life Investments Funds Trust NYLI PineStone Global Equity Fund NYLI PineStone International Equity Fund NYLI PineStone U.S. Equity Fund

2

Subadvisor	Fund Name
Wellington Management Company LLP (“Wellington”)

New York Life Investments Funds

NYLI WMC Enduring Capital Fund
NYLI WMC Value Fund
New York Life Investments Funds Trust

NYLI Balanced Fund (equity portion)
NYLI WMC Growth Fund
NYLI WMC International Research Equity Fund
NYLI WMC Small Companies Fund

Winslow Capital Management, LLC ("Winslow Capital")	New York Life Investments Funds NYLI Winslow Large Cap Growth Fund

Collectively, these agreements are referred to as the "Subadvisory Agreements." Candriam, CBRE, Cushing, Epoch, Fiera Capital, MacKay Shields, NYL Investors, PineStone, Wellington and Winslow Capital are sometimes collectively referred to herein as the "Subadvisors" and each individually as a "Subadvisor." Candriam, MacKay Shields and NYL Investors are affiliates of New York Life Investment Management.

Additional Information About Certain Funds

The Prospectuses discuss the principal investment objectives, strategies, risks and expenses of the Funds. This section contains supplemental information concerning certain securities and other instruments in which certain Funds may invest, the investment policies and portfolio strategies that certain Funds may utilize, and certain risks involved with those investment policies and strategies. For more information regarding the usage of certain securities and other instruments, see "Investment Practices, Instruments and Risks Common to Multiple Funds."

THE FUNDS' INVESTMENT POLICIES

The investment restrictions for each Fund as set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses and this SAI, the Funds' investment objectives as described in the Prospectuses, and all other investment policies and practices described in the Prospectuses and this SAI, are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectuses apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund's assets will not be considered a violation of the Fund’s policies or restrictions. "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value (“NAV”) unless otherwise indicated.

For purposes of applying each Fund's policies with respect to being a "diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Fund's assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

NYLI Balanced Fund
NYLI Candriam Emerging Markets Debt Fund
NYLI Candriam Emerging Markets Equity Fund
NYLI CBRE Global Infrastructure Fund
NYLI CBRE Real Estate Fund
NYLI Conservative Allocation Fund
NYLI Conservative ETF Allocation Fund
NYLI Cushing MLP Premier Fund
NYLI Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund
NYLI Equity Allocation Fund
NYLI Equity ETF Allocation

NYLI MacKay New York Muni Fund
NYLI MacKay Oregon Muni Fund
NYLI MacKay Short Duration High Income Fund
NYLI MacKay Short Term Muni Fund
NYLI MacKay Strategic Muni Allocation Fund
NYLI MacKay Strategic Bond Fund
NYLI MacKay Tax Free Bond Fund
NYLI MacKay Total Return Bond Fund
NYLI MacKay Utah Muni Fund
NYLI MacKay U.S. Infrastructure Bond Fund
NYLI Moderate Allocation Fund
NYLI Moderate ETF Allocation Fund
NYLI Money Market Fund
NYLI PineStone Global Equity Fund

3

Fund
NYLI Fiera SMID Growth Fund
NYLI Floating Rate Fund
NYLI Growth Allocation Fund
NYLI Growth ETF Allocation Fund
NYLI Income Builder Fund
NYLI MacKay Arizona Muni Fund
NYLI MacKay California Muni Fund
NYLI MacKay Colorado Muni Fund
NYLI MacKay Convertible Fund
NYLI MacKay High Yield Corporate Bond Fund
NYLI MacKay High Yield Muni Bond Fund

NYLI PineStone International Equity Fund

NYLI PineStone U.S. Equity Fund

NYLI S&P 500 Index Fund
NYLI Short Term Bond Fund
NYLI Winslow Large Cap Growth Fund
NYLI WMC Enduring Capital Fund
NYLI WMC Growth Fund
NYLI WMC International Research Equity Fund

NYLI WMC Small Companies Fund
NYLI WMC Value Fund

The fundamental investment restrictions applicable to the Funds apply to each of the Funds, except as noted below:

Each Fund (except NYLI MacKay Short Term Muni Fund):

1. Except NYLI Candriam Emerging Markets Debt Fund, NYLI Cushing MLP Premier Fund, NYLI CBRE Real Estate Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Utah Muni Fund and NYLI PineStone U.S. Equity Fund, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. NYLI Candriam Emerging Markets Debt Fund, NYLI Cushing MLP Premier Fund, NYLI CBRE Real Estate Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Utah Muni Fund and NYLI PineStone U.S. Equity Fund are each a "non-diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The NYLI S&P 500® Index Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified.

When formed, the NYLI Candriam Emerging Markets Debt Fund was sub-classified as a "non-diversified" fund as defined in the 1940 Act. However, due to the Fund's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the NYLI Candriam Emerging Markets Debt Fund will not operate as a "non-diversified" fund without first obtaining shareholder approval.

2. May borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. May not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or with respect to the NYLI Cushing MLP Premier Fund, tax-exempt securities of state and municipal governments or their political subdivisions; (iii) with respect only to the NYLI Money Market Fund, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks) or (iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or, with respect to the NYLI Money Market Fund, Clause (iii)).

Under normal market conditions, the NYLI CBRE Global Infrastructure Fund will invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.

Under normal market conditions, the NYLI CBRE Real Estate Fund will invest more than 25% of the value of its total assets at the time of purchase in the securities of companies principally engaged in the real estate industry.

Under normal market conditions, the NYLI Cushing MLP Premier Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including master limited partnerships (“MLPs”) operating in such industry.

4. May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5. Except the NYLI Cushing MLP Premier Fund, may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The NYLI Cushing MLP Premier Fund may not purchase physical commodities or contracts relating to physical commodities (unless acquired as a result of owning securities or other instruments) except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. May make loans to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. May act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

8. May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

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The following fundamental investment restriction is applicable to the NYLI Balanced Fund only.

• The Fund has adopted as a fundamental policy that it will be a "balanced" fund. This fundamental policy cannot be changed without the approval of the Fund's shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its net assets plus any borrowings in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of the value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

The following fundamental investment restriction is applicable to the NYLI MacKay California Muni Fund only. The NYLI MacKay California Muni Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and California income taxes.

The following fundamental investment restriction is applicable to the NYLI MacKay High Yield Muni Bond Fund only. The NYLI MacKay High Yield Muni Bond Fund must:

• Invest at least 80% of the Fund's net assets in municipal bonds, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

The following fundamental investment restriction is applicable to the NYLI MacKay New York Muni Fund only. The NYLI MacKay New York Muni Fund must:

• Under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and New York income taxes.

The following fundamental investment restrictions are applicable to the NYLI MacKay Short Term Muni Fund only. The NYLI MacKay Short Term Muni Fund may not:

1. Invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated," (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund.

2. Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3. Invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities;

4. Borrow money or issue senior securities, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

5. Lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and any guidelines established by the Board;

6. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

7. Purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in this SAI, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options; and

8. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

The following fundamental investment restrictions are applicable to the NYLI MacKay Tax Free Bond Fund only. The NYLI MacKay Tax Free Bond Fund must:

1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, including the federal alternative minimum tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

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2. Invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

Additional Fundamental Investment Policies Related to Fund Names

In addition to the fundamental investment policies discussed above, each fund below has a fundamental policy in accordance with the investment focus suggested by its name.

• NYLI MacKay Arizona Muni Fund. The NYLI MacKay Arizona Muni Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Arizona income taxes.

• NYLI MacKay Colorado Muni Fund. The NYLI MacKay Colorado Muni Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Colorado income taxes.

• NYLI MacKay Oregon Muni Fund. The NYLI MacKay Oregon Muni Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus any borrowings for the investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Oregon income taxes.

• NYLI MacKay Short Term Muni Fund. The NYLI MacKay Short Term Muni Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in municipal debt securities, which include debt obligations issued by or on behalf of a governmental entity or other qualifying entity/issuer that pays interest that is, in the opinion of bond counsel to the issuers, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

• NYLI MacKay Strategic Muni Allocation Fund. The NYLI MacKay Strategic Muni Allocation Fund, under normal circumstances, will invest at least 80% of the value of the Fund’s net assets, plus any borrowings for investment purposes, in investment the income from which is exempt from federal income tax.

• NYLI MacKay Utah Muni Fund. The NYLI MacKay Utah Muni Fund, under normal circumstances, will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in municipal bonds, whose interest is, in the opinion of bond counsel for the issuers at the time of issuance, exempt from federal and Utah income taxes.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Funds' fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the SEC or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

• Borrowing. In the event that a Fund's “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.

• Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries.

For the purposes of the Funds' fundamental investment restriction relating to concentration, each Fund may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry, unless their payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuer (such as private activity and revenue bonds or municipal securities backed principally from the assets or revenues of non-governmental users). For the purposes of the NYLI MacKay Short Term Muni Fund’s and NYLI MacKay Strategic Muni Allocation Fund's industry concentration policy, the Manager or Subadvisor may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager and the Subadvisor may, but need not, consider industry classifications provided by third parties or the staff of the SEC.

• Real Estate. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

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• Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.

• Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

• Senior Securities. Under the 1940 Act and regulations thereunder, a Fund may trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a “limited derivatives users” exception which imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. When a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for a Fund subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. A money market fund may enter into reverse repurchase agreements with banks and needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund’s asset coverage ratio.

• Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Pursuant to Rule 2a-7, a money market fund that satisfies the applicable diversification requirements of Rule 2a-7 shall be deemed to have satisfied the diversification requirements of Section 5(b)(1) of the 1940 Act and the rules adopted thereunder.

• 80% Policy. In accordance with SEC staff guidance, the NYLI MacKay Strategic Muni Allocation Fund will not count investments that are subject to the federal alternative minimum tax towards its 80% investment policy. Accordingly, the NYLI MacKay Strategic Muni Allocation Fund, under normal circumstances, will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investments, the income from which is exempt from federal income tax and federal alternative minimum tax.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GENERAL

In addition to each Fund’s fundamental investment restrictions, the Trustees have adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Funds. These represent the intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following non-fundamental investment restrictions may be changed or amended by action of the Trustees at any time without requiring prior notice to or approval of shareholders, unless set forth below.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's assets will not be considered a violation.

Non-Fundamental Investment Policies Related to Fund Names

Certain of the Funds have names that suggest that a Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. Except for the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund, the New York Life Investments Group of Funds has adopted a non-fundamental policy for each of these Funds to invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the New York Life Investments Group of Funds has adopted a policy to provide a Fund's shareholders with at least 60 days’ prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

The affected Funds and their corresponding 80% policies are as set forth in the table below:

FUND	NON-FUNDAMENTAL INVESTMENT POLICY
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowing for investment purposes) in fixed-income securities of issuers in emerging markets.
NYLI MacKay Convertible Fund	To invest, under normal circumstances, at least 80% of its assets in convertible securities.

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FUND	NON-FUNDAMENTAL INVESTMENT POLICY
NYLI MacKay High Yield Corporate Bond Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield corporate debt securities.
NYLI MacKay Strategic Bond Fund	To invest, under normal conditions, at least 80% of its assets in a diversified portfolio of debt or debt-related securities.
NYLI MacKay U.S. Infrastructure Bond Fund

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of U.S. infrastructure-related debt securities and/or securities intended primarily to finance infrastructure-related activities.

NYLI Winslow Large Cap Growth Fund	To invest, under normal circumstances, at least 80% of its net assets plus borrowings, in large capitalization companies.
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Candriam Emerging Markets Equity Fund

To invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities or equity-related securities issued by entities in, or tied economically to, emerging markets.

NYLI CBRE Global Infrastructure Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies.
NYLI CBRE Real Estate Fund

To invest, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITs”) and other real estate companies.

NYLI Conservative ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds.
NYLI Cushing MLP Premier Fund

To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments.

NYLI Epoch Global Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying companies.
NYLI Epoch U.S. Equity Yield Fund	To invest, under normal circumstances, at least 80% of its assets in equity securities of dividend-paying U.S. companies across all market capitalizations.
NYLI Equity Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity funds.
NYLI Equity ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity exchange-traded funds.
NYLI Fiera SMID Growth Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks of small- and mid-cap companies.
NYLI Floating Rate Fund	To invest, under normal circumstances, at least 80% of its assets in a portfolio of floating rate loans and other floating rate securities.
NYLI Growth ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds.
NYLI MacKay Short Duration High Income Fund	To invest, under normal circumstances, at least 80% of its assets in high-yield debt securities.
NYLI MacKay Total Return Bond Fund	To invest, under normal circumstances, at least 80% of its assets in debt securities.
NYLI Moderate ETF Allocation Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds.
NYLI S&P 500 Index Fund	To invest, under normal circumstances, at least 80% of its net assets in stocks connoted by the S&P 500® Index.
NYLI Short Term Bond Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in debt securities.
NYLI PineStone Global Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.
NYLI PineStone International Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.
NYLI PineStone U.S. Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies.
NYLI WMC Small Companies Fund	To invest, under normal circumstances, at least 80% of its assets in securities of small-capitalization U.S. companies, as defined in the current prospectus of the Fund.
NYLI WMC International Research Equity Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.

The 80% investment policies for the NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund are fundamental and, therefore, may not be changed without shareholder approval. Please see the discussion regarding fundamental investment restrictions above and in the Funds’ Prospectuses for more information.

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INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO MULTIPLE FUNDS

Subject to the limitations set forth herein and in the Prospectuses, the Manager or Subadvisor(s) to each Fund may, in its discretion, at any time, employ any of the following practices, techniques or instruments for the Funds. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets and under all conditions. Certain practices, techniques or instruments may not be principal activities of the Funds but, to the extent employed, could from time to time have a material impact on the Funds' performance.

Unless otherwise indicated above, the Funds may engage in the following investment practices or techniques, subject to the specific limits described in the Prospectuses or elsewhere in this SAI. Unless otherwise stated in the Prospectuses, investment techniques are discretionary. That means the Manager or each Subadvisor may elect to engage or not engage in the various techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed. With respect to some of the investment practices and techniques, Funds that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Funds that may engage in such practices or techniques.

The loss of money is a risk of investing in the Funds. None of the Funds, neither individually nor collectively, is intended to constitute a balanced or complete investment program. The NYLI Money Market Fund seeks to maintain a stable NAV of $1.00 per share. Each Fund is subject to the risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit, fixed-income and other financial markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. Certain isolated events in a financial market may also result in systemic adverse consequences across broader segments of the financial markets (domestically, regionally or globally) in unanticipated or unforeseen ways. Such events may result from unregulated markets, systemic risk, natural market forces, bad actors or other unforeseen scenarios. In addition, events such as actual or threatened war or military conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine war), acts of terrorism, recessions, changes (or the expectation of changes) in inflation, deflation, the actual or threatened imposition of international sanctions or tariffs, earthquakes, hurricanes, wildfires, floods, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Funds' investments. The potential for market turbulence may have an adverse effect on the value of the Funds' investments.

In the past, instability in the financial markets led the United States and other governments to take a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies and self-regulatory organizations have taken, and could take in the future, actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit the Funds' ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets vary, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.

The interconnectedness of certain markets, particularly the markets for novel or emerging products or services, such as artificial intelligence or blockchain technology and cryptocurrencies and digital assets, and the related impacts on economies, markets and issuers as well as systemic risk may not be known until a future time, making it difficult to predict the potential impact of adverse events in those markets on a Fund or a Fund’s investments.

Volatility in the banking sector and resulting government actions to correct and/or address the impact of this volatility can negatively impact the Funds, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Funds interact.

The energy markets have experienced significant volatility in recent periods and may continue to experience relatively high volatility for a prolonged period. In part due to geopolitical events, crude oil and natural gas prices may continue to be extremely volatile and it is not possible to predict whether or not they will stay at current levels, increase or decrease. To the extent that issuers in which the Funds invest to sustain their historical distribution levels, which in turn, may adversely affect the Funds. The Subadvisors may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Funds' performance will correlate with any increase in oil or gas prices. The Funds and their shareholders could therefore lose money as a result of the conditions in the energy market.

Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. For example, low interest rate environments tend to be a positive factor for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and stock prices. Likewise, during periods when interest rates are increasing (rather than stagnant in a high or low interest rate environment), the price of fixed income investments tend to fall as investors begin to seek higher yielding investments. Accordingly, a fund is subject to heightened interest rate risk during periods of low interest rates. In a rising interest rate environment, a fund may be adversely affected,

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especially those funds that are more susceptible to interest rate risk (e.g., those funds that hold fixed income investments or that invest in equity securities of issuers who are adversely affected by rising interest rates).

The risks attendant to changing interest rate environments have been, and continue to be, magnified in the current economic environment. In July 2019, the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) lowered the federal funds rate for the first time since 2008, and further decreased the federal funds rate in September and October of 2019 and March 2020. However, to combat rising inflation, the Federal Reserve Board reversed course and increased the federal funds rate several times in 2022 and 2023. In September 2024, the Federal Reserve Board lowered interest rates for the first time since March 2020. The Federal Reserve Board continued to lower interest rates through 2025; however, it is unclear whether rates will remain steady, increase or decrease in the future.

The impact of epidemics and/or pandemics that may arise in the future are uncertain and could adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. In addition, public health crises caused by the epidemics and/or pandemics may exacerbate other pre-existing political, social and economic risks in certain countries.

International trade tensions may give rise to concerns about economic and geopolitical stability and these tensions have had, and will likely continue to have, an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Funds.

In late February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). In response, various countries, including the U.S., the United Kingdom and members of the European Union (the "EU") issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals and others. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities. Additional sanctions may be imposed in the future. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of the Funds' investments. Such sanctions (and any future sanctions) and other actions against Russia and Russia’s military action against Ukraine will adversely impact the economies of Russia and Ukraine. Certain sectors of each country’s economy were particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors.

Further, a number of large corporations and U.S. and foreign governmental entities announced plans to divest interests or otherwise curtail business dealings in Russia or with certain Russian businesses. These events resulted in (and will continue to result in) a loss of liquidity and value of Russian and Ukrainian securities and, in some cases, a complete inability to trade in or settle trades in transactions in certain Russian securities. Further actions are likely to be taken by the international community, including governments and private corporations, that will adversely impact the Russian economy in particular. Such actions may include boycotts, tariffs and purchasing and financing restrictions on Russia’s government, companies and certain individuals, or other unforeseeable actions.

The Russian and Ukrainian governments, economies, companies and the region will likely be further adversely impacted in unforeseeable ways. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets (including Europe and the U.S.), companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals. The imposition of sanctions and other similar measures could, among other things, cause downgrades in Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia's currency and increased market volatility and disruption in Russia and throughout the world. Sanctions and other measures, including banning Russia from global payments systems that facilitate cross-border payments, could also limit or prevent a Fund from buying and selling securities and significantly delay or prevent the settlement of securities transactions. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia's economy and Russian issuers of securities in which a Fund invests. The Russia-Ukraine war, resulting sanctions and any related events could have a significant impact on a Fund’s performance and the value of an investment in the Fund.

On October 7, 2023, Hamas launched an attack on Israel from the Gaza Strip. On January 15, 2025, a hostage/prisoner exchange and an armistice agreement between Israel and Hamas was announced. A ceasefire formally began in October 2025 as the first phase of a broader peace plan; however, talks relating to a more permanent peace plan have stalled amid ongoing clashes. The extent and duration of the Israel-Hamas war and any related economic and market impacts are impossible to predict but may be significant, and may negatively impact Israel's economy and issuers of securities in which a Fund invests.

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Merger, Reorganization or Liquidation of a Fund

The Board may determine to merge or reorganize a Fund or a class of shares, or to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund. In the event of a liquidation of the Fund, a shareholder of the Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Cyber Security and Disruptions in Operations

With the increasing use of the Internet and technology, including cloud-based technology, in connection with the Funds' operations, the Funds may be more susceptible to greater operational and information security risks resulting from breaches in cyber security despite the efforts of the Funds or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. Disruptions or failures that affect services providers, counterparties, market participants, or issuers of securities held by a Fund may adversely affect a Fund, including by causing losses or impairing a Fund’s operations. Information relating to a Fund’s investments has been and will in the future be delivered electronically, which can give risk to a number of risks, including, but not limited to, the risks that such communications may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with, without the knowledge of the sender or the intended recipient. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortion) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks and distributed denial of service attacks, among other means. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks and other disruptions, particularly from nation-states or entities with nation-state backing. Cyber incidents or sudden market, operational, technological (including widespread system outages or disruptions or faulty updates to software applications) or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, or systems and networks that are vital to the Funds' or their service providers’ operations, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores or transmits, such as by theft, damage or destruction or corruption or modification of or denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner and the unauthorized release or other exploitation of confidential information (i.e., identity theft or other privacy breaches). In addition, a cyber security breach may cause disruptions and impact the Funds' business operations, which could potentially result in financial losses, inability to determine a Fund's NAV including over an extended period, impediments to trading, the inability of shareholders to transact business, violation of privacy and other applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

In addition, because the Funds work closely with third-party service providers (e.g., custodians), cyber security breaches at such third-party service providers or trading counterparties may subject a Fund's shareholders to the same risks associated with direct cyber security breaches. Further, cyber security breaches at an issuer of securities in which the Funds invest may similarly negatively impact a Fund's shareholders because of a decrease in the value of these securities. These incidents could result in adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches). As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents.

The use of cloud-based service providers and the integration of artificial intelligence in systems and operations could heighten or change these risks. For example, the Funds' service providers and market participants on which the Funds rely may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Funds and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, a Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies. In addition, work-from-home arrangements by the Funds, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

As computing technology and data analytics advance, there has been a trend towards machine driven and artificially intelligent trading systems, particularly with respect to increasing levels of autonomy in trading decisions capabilities. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence on investment activities and may issue regulations that affect the use of artificial technology in trading activities. Any such regulations may not have the effect on financial markets that regulators intend. Moreover, advancements in artificial intelligence and other technologies may result in the introduction of errors, defects or security vulnerabilities, which can go undetected. The

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potential speed of such trading and other technologies may exacerbate the impact of any such incidents, particularly where such incidents are exploited by other artificially intelligent systems designed to impair or prevent the intervention of a human control.

While the Funds have established risk management systems and business continuity policies designed to reduce the risks associated with cyber security breaches and other operational disruptions, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security and operational systems of issuers or third-party service providers, and certain security breaches may not be detected. The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel and errors caused by third parties or trading counterparties. In addition, there are inherent limitations to these plans and systems, and certain risks may not yet be identified and new risks may emerge in the future. The Funds and their respective shareholders could be negatively impacted as a result of any security breaches or operational disruptions and may bear certain costs tied to such events.

Arbitrage

A Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions are generally entered into with respect to debt securities and occur in a dealer's market where the buying and selling dealers involved confirm their prices to a Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund. Such transactions, which involve costs to a Fund, may be limited by the policy of each Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations

A Fund may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances and other short-term debt obligations issued by commercial banks or savings and loan institutions ("S&Ls"). CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. If a CD is non-negotiable, it may be classified as an illiquid investment.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. Time deposits maturing in more than seven days and/or subject to withdrawal penalties may be classified as an illiquid investment.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of foreign banks and of U.S. banks, among other things, generally are required to maintain specified levels of capital, and are subject to other supervision and prudential regulation designed to promote financial safety and soundness. U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency. Deposits held at U.S. banks and U.S. S&Ls are insured up to the insurance limit (currently $250,000 per person per bank) by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government. To the extent a Fund has money deposited at a bank, any amounts over $250,000 will not be insured.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) an increased possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality to the extent they do not have any U.S. banking operations.

See "Cash Equivalents" for more information.

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Borrowing

Each Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, or for other reasons to cover a borrowing transaction, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Borrowing tends to exaggerate the effect on a Fund's NAV per share of any changes in the market value of a Fund's portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Cash Equivalents

To the extent permitted by its investment objective and policies, each Fund may invest in cash equivalents. Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein. Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions. Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Closed-end funds are investment companies that generally do not continuously offer their shares for sale. Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc. Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund's investment objective. Moreover, investments in a closed-end fund generally reflect the risks of the closed-end fund's underlying portfolio securities. Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Closed-end funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities. Since closed-end funds trade on exchanges, a Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares. Additionally, activist investment firms may target closed-end funds, exploiting the discount between their market price and their NAV to purchase shares in order to accumulate large stakes in these funds. These activist firms oftentimes then pressure fund management to take action, such as tender offers, share buybacks or fund liquidations, that result in the share price converging with the NAV to generate short-term profits. If a closed-end fund is targeted by an activist investment firm, the closed-end fund may not be able to meet its investment objective. Additionally, the closed-end fund’s other expenses, including expenses relating to proxy solicitation, shareholder communications and special meetings as well as legal and litigation costs, could increase as a result of an activist campaign.

Collateralized Debt Obligations

The Funds may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured vehicles. CBOs, CLOs, CDOs and similarly structured vehicles are types of asset-backed securities. In a CBO transaction, a special purpose entity (“SPE”) issues securities backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. In a CLO transaction, an SPE issues securities collateralized by a pool of commercial loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In a CDO transaction, an SPE issues securities backed by other types of assets, including synthetic instruments that provide exposure to other asset-backed securities representing obligations of various parties. CBOs, CLOs, CDOs and similarly structured vehicles typically charge management fees and administrative expenses.

For CBOs, CLOs, CDOs and similarly structured vehicles, the cash flows received by the SPE are allocated among multiple classes of debt, called tranches, varying in seniority, risk level and potential yield. The most subordinated tranche (often referred to as the “equity” tranche) has the highest level of risk, as defaults on the underlying assets held by the SPE are borne first by the most subordinated tranche, thus providing the more senior tranches a cushion from losses. However, despite the cushion from the equity and other more junior tranches, senior tranches can experience substantial losses due to defaults or other losses on the assets which exceed those of the more junior tranches. Additionally, the market value of CBO, CLO and CDO securities can decrease due to such defaults on the underlying assets of such CBO, CDO or CDO, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, as well as market anticipation of defaults or aversion to CBO, CLO or CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

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The risks of an investment in a CBO, CLO, CDO or similarly structured vehicle vary depending on the type of the underlying collateral and the class of the issuer in which a Fund invests, among other factors. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs, CDOs and similarly structured vehicles may be classified as illiquid investments. Notwithstanding such classification, an active dealer market may exist for CBOs, CLOs, CDOs and similarly structured vehicles allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds' Prospectuses (e.g., interest rate, credit, liquidity, prepayment and default risk), CBOs, CLOs, CDOs and similarly structured vehicles carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments owed by the SPE to the holders of its securities; (ii) the underlying assets may experience defaults; (iii) the value or quality of the underlying assets may decline, and the SPE may sell such assets at a loss; (iv) the SPE itself may experience an event of default, which could result in an acceleration of its debt and a liquidation of its assets at a loss; (v) a Fund may invest in CBO, CLO or CDO tranches that are subordinate to other tranches; (vi) the complex structure of the CBO, CLO or CDO may not be fully understood at the time of investment and may produce disputes with the parties involved in the transaction regarding the characterization of proceeds and/or unexpected investment results; (vii) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (viii) the lack of a readily available market for CDOs; (ix) the risk of forced "fire sale" liquidation due to technical defaults such as coverage test failures; and (x) the CDO's manager may perform poorly.

In addition, these risks may be magnified depending on the tranche of CBO, CLO or CDO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. In addition, interest on certain tranches of a CBO, CLO or CDO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CBO, CLO and CDO securities may receive credit enhancement in the form of a senior-subordinate structure or over-collateralization, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral.

CDOs are subject to additional risks because they are backed primarily by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds, and may be highly leveraged. Like CLOs, losses incurred by CDOs are borne first by holders of subordinate tranches. Accordingly, the risks associated with CDO investments depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. Additionally, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Manager or a Subadvisor, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper

A Fund may invest in, among other things, commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as Prime-1 or A-1, or if not rated by an NRSRO, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the applicable Prospectus or this SAI, each Fund (with the exception of the NYLI Money Market Fund) may invest up to 5% of its total assets in commercial paper if, when purchased, it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality. See "Money Market Investments" for more information.

Generally, commercial paper represents short-term (typically, nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information. See "Cash Equivalents" for more information.

Commodities and Commodity-Linked Derivatives

The Funds may seek to gain exposure to the commodities markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. Commodity-linked or index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

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Structured notes may be illiquid and are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index or other economic variable based upon changes in the value of commodities or the commodities markets or by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry (or the expectation of such changes). The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors such as changes in overall market movements, changes in foreign currency exchange rates, political and economic events and policies, including environmental policies and regulation, war, taxation, acts of terrorism, sanctions and other trade policies and changes in interest rates or inflation rates (or the expectation of such changes). Prices of various commodities may also be affected by factors such as drought, wildfires, floods, weather, embargoes, disease, pandemics, tariffs and other regulatory or environmental developments. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

There are several additional risks associated with commodity futures contracts. In the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.

Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund.

Convertible Securities

A Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Manager or a Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange the investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

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A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

A Fund may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

Contingent Convertible Securities

The NYLI MacKay Convertible Fund may invest in a type of convertible securities referred to as contingent convertible securities (“CoCos”), which are a form of hybrid debt security typically issued as subordinated debt instruments (i.e., the rights and claims of holders of CoCos will generally rank junior to the claims of holders of the issuer’s other debt instruments). Unlike traditional convertible securities, the conversion of a CoCo is contingent and occurs based on specified triggering events.

CoCos are usually issued by non-U.S. banks and are subject to risks in addition to those of convertible securities because, among other things, CoCos may be automatically converted to equity (such as common stock) or have their principal written down upon the occurrence of certain triggering events. These triggering events are usually linked to regulatory capital or other financial thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern, such as an issuer’s capital falling below a specified level, an increase in an issuer’s risk weighted assets or the issuer’s share price falling below a particular level for a set period of time. If the issuer triggers the CoCo’s conversion mechanism, the Fund may lose all or part of the principal amount invested on a permanent or temporary basis or the CoCo may be converted to equity or other security ranking junior to the corresponding CoCo, which may occur at a predetermined share price. CoCos’ unique equity conversion and principal write-down features are tailored to the issuer and its regulatory requirements and are set forth in the applicable documentation governing the CoCos.

CoCos often have no stated maturity and often have fully discretionary coupons. This means coupons can potentially be suspended or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. In light of the uncertainty with respect to investments in CoCos, their value is subject to heightened volatility and may decrease quickly in the event that coupon payments are suspended or otherwise adversely affected.

CoCos are typically issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos would generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder of the CoCos will be further subordinated as a result of the conversion from being the holder of a debt instrument to being the holder of an equity instrument. Holders of CoCos may be limited in their ability to institute claims against issuers.

The value of CoCos may fluctuate based on unpredictable factors and will be influenced by many factors, including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Covenant-Lite Obligations

A Fund may invest in or be exposed to floating rate loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a

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specific transaction (e.g., issuing additional debt, paying a dividend or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a loan with traditional covenants, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Credit and Liquidity Enhancements

Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisor may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase or sell a security supported by such enhancement in a manner consistent with Rule 2a-7 under the 1940 Act for purposes of NYLI Money Market Fund. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisor will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Fund's share price.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturities of a Fund's investments and changes in values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar. Generally, a rise in interest rates will reduce the value of fixed-income securities held by a Fund and a decline in interest rates will increase the value of fixed-income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

A Fund's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Fund. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund’s portfolio securities increases or decreases. The value of lower-rated debt securities that a Fund purchases may fluctuate more than the value of higher-rated debt securities, thus potentially increasing the volatility of a Fund’s NAV per share. Lower-rated debt securities generally carry greater risk that the issuer will default or be delinquent on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better, or BBB- or better by an NRSRO, or comparable non-rated securities. Non-rated securities will be considered for investment by a Fund when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating or deemed to be comparable to such rating by the Manager or Subadvisor have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. If a credit rating agency downgrades the rating of a

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portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates

A Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs"), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. NVDRs are typically issued by an exchange or its affiliate. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets. An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

There is no guarantee that a financial institution will continue to sponsor depositary receipts, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of the Fund's portfolio.

Derivative Instruments – General Discussion

The Funds may use derivative instruments consistent with their respective investment objectives for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity. Derivative instruments are commonly defined to include securities or contracts whose value depends on (or "derives" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets." Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Funds may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

Equitization. A Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities. The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results. The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Managed Futures. A Fund may take long and short positions in futures contracts in order to gain exposure to certain global markets. Additionally, a Fund may invest in an investment vehicle that employs a managed futures strategy. The success of a managed futures strategy will depend in part on the Manager, Subadvisor or underlying investment vehicle’s manager’s ability to correctly predict price movements, and such predictions may prove incorrect. The use of a managed futures strategy may not achieve its intended results and may result in losses to a Fund.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives include certain standardized options, futures and swap contracts. Exchange-traded contracts are generally liquid. The exchange clearinghouse is the counterparty of every exchange-traded contract. Thus, each holder of an exchange-traded contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse. OTC

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transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Currently, some, but not all, swap transactions are subject to central clearing and exchange-trading. Swap transactions that are not exchange-traded and/or centrally cleared are less liquid than centrally cleared and exchange-traded instruments. Eventually, it is expected that many additional swaps will be centrally cleared and exchange-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing do not eliminate counterparty credit risk or make swap transactions risk-free. A Fund is subject to the credit risk of any clearinghouse or clearing member through which it holds its cleared derivatives position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in relatively few clearinghouses and clearing members. At this time, it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. In the event of the insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such an insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearinghouse. In the event of the bankruptcy of a clearing member, the Fund might be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1. Leverage & Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Manager's or Subadvisor's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Manager's or Subadvisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with the Fund's objectives, investment limitations and operating policies. In making such a judgment, the Manager or Subadvisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective. In order to manage leverage and market risk, the Manager will monitor a Fund against its notional derivatives exposure or value-at-risk (“VaR”) leverage limit, as applicable.

2. Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, including certain currency forward contracts, there is not always a similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Manager or Subadvisor reasonably believes are capable of performing under the contract.

3. Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4. Market and Fund Liquidity Risk. Derivatives are also subject to the risk that they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the derivative. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract and prices and volumes are posted on the exchange. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any

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derivatives position can be sold or closed out at a time and price that is favorable to the Funds. The Manager or Subadvisor will also monitor a Fund's obligations to satisfy calls for margin payments and make settlement payments under its derivatives transactions and confirms that the Fund will have sufficient liquid assets available to satisfy such obligations as they become due.

5. Operational & Legal Risk. Operational risk generally refers to the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error. The Manager or Subadvisor will monitor a Fund for operational issues. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6. Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7. Tax Risk. A Fund's transactions in derivatives (such as options, swaps and other similar financial contracts) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Derivatives Regulatory Matters

The Funds, as well as the issuers of the securities and other instruments in which the Funds may invest, are subject to considerable regulation and the risks associated with adverse changes in law and regulation governing their operations. For example, regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its investment strategy, either generally or with respect to certain industries or countries. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear and may adversely affect, among other things, the availability, value or performance of derivatives.

Each of the exchanges and other trading facilities on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Funds may write. Option positions of all investment companies advised by the Manager or a Subadvisor are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions. The Commodity Futures Trading Commission ("CFTC") and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract, and in some very limited cases, swap contracts. The Manager and/or Subadvisor will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of the Fund to use such contracts.

A Fund's trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is subject to a “limited derivatives users” exception that imposes a limit on notional derivatives exposure or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. When a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. SEC guidance in connection with the final rule regarding the use of securities lending collateral that may limit a Fund's securities lending activities. These requirements may limit the ability of a Fund to use derivatives, short sales and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.

The Manager has filed notices of eligibility to claim an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) for the Funds offered in this SAI, and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. The Manager is also exempt from registration as a “commodity trading advisor” (“CTA”) with respect to the Funds covered by this SAI. Accordingly, the Manager is not subject to regulation as a CPO or CTA with respect to the Funds.

The terms of CFTC Regulation 4.5 require each of the Funds covered by this SAI, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency

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forwards. The Funds are not intended as vehicles for trading commodity interests. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, the Funds' investment strategies, applicable Prospectus or the SAI.

For certain Funds operating as funds-of-funds, the Manager has also claimed temporary relief from CPO registration under the CEA and, therefore, are not currently subject to registration or regulation as a CPO with regard to these Funds under the CEA. When the temporary exemption expires, to the extent these Funds are not otherwise eligible for exemption from CFTC regulation, the Manager may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures or forward contracts. See "Tax Information."

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the resale prices on these securities could be adversely impacted as a result of relative illiquidity. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of the registration. Direct investments can be difficult to price accurately and may be valued at “fair value” in accordance with valuation policies established by the Board, and are subject to the valuation risks. See “How Portfolio Securities Are Valued” below.

Distressed Securities

Certain Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Certain Funds may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high yield securities. Distressed securities may be subject to greater levels of market, issuer and liquidity risks. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, a Fund will not receive interest payments on such securities and may incur costs to protect its investment. In addition, a Fund's ability to sell distressed securities and any securities received in exchange for such securities may be restricted and the secondary market on which distressed company securities are traded may be less liquid than the market for higher grade securities.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of a Fund's investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Manager or a Subadvisor to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the evaluation of the eventual recovery value of a defaulted instrument by the Manager or a Subadvisor should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than a Fund's original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the

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enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Effective Maturity

Certain Funds may use an effective maturity for determining the maturity of their portfolio. Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Holders of common stock may be subject to greater risks than holders of preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Growth Stock. A Fund may invest in equity securities of companies that the portfolio manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Large-Cap Stock. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. During a period when the performance of stocks issued by larger companies falls behind other types of investments, such as smaller capitalized companies, a Fund’s investments in large-cap issuers may be more likely to adversely affect its performance relative to funds investing in smaller cap companies.

Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Value Stock. A Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio manager believes are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what a Fund's portfolio manager believes is their full value or that they may go down in value. If the portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

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Eurocurrency Instruments

A Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the interbank rates or other reference rates. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in interbank rates, to which many interest rate swaps and fixed- income instruments are linked. See "Floating Rate and Variable Rate Securities."

Exchange-Traded Funds

A Fund may invest in shares of exchange-traded funds ("ETFs"). ETFs are investment companies whose shares trade like stocks. (See also "Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, and may trade at prices above or below the value of their underlying portfolios. The share price of an ETF is derived from and based upon the securities held by the ETF and the relative supply of and demand for the ETF’s shares. A lack of liquidity in an ETF’s shares could result in the market price of the ETF’s shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for a Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective, or for other portfolio management reasons.

A Fund may invest in certain ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Ordinarily, the 1940 Act limits a Fund's investments in a single ETF to 5% of the Fund’s total assets and in all ETFs to 10% of the Fund’s total assets and 3% of the total shares outstanding of the ETF. In reliance on regulations under the 1940 Act, a Fund may generally invest in excess of these limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.

An ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

A Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

A Fund may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the applicable Prospectus and this SAI.

Among other types of ETFs, a Fund also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index. SPDRs are listed on the NYSE MKT and traded in the secondary market. The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Fund. Moreover, a Fund's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Fund due to transaction costs and other Fund expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption. Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day. ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

The purchase of ETFs may require the payment of substantial premiums above, or discounts below, the value of such ETFs’ portfolio securities or NAVs and may be illiquid. Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV. Market makers in an ETF’s shares generally seek to take advantage of arbitrage opportunities when the price of an ETF’s shares differ from the aggregate value of the ETF’s underlying portfolio securities, thus enabling an ETF’s share price to track the value of its portfolio holdings. However, market makers may choose to “step away” from this role, which may result in a premium or discount for the shares as compared to their net asset value.

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A Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, a Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Manager or Subadvisor believes that it is in the Fund’s best interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

A Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below). If an ETF in which a Fund invests ceases to be a registered investment company, a Fund will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, a Fund incurs various costs. A Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, a Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because certain of the ETFs in which a Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

Exchange Traded Notes

A Fund may invest in exchange-traded notes (“ETNs”), which are unsecured and unsubordinated structured debt securities that combine certain features of debt securities and ETFs and typically provide exposure to a market index. A Fund will bear its proportionate share of any fees and expenses of any ETNs in which it invests and, as a result, returns on these investments typically do not correlate fully to the performance of the relevant market index. Investments in ETNs are subject to risks similar to debt securities, including credit risk and counterparty risk, and the value of an ETN may be impacted by time remaining to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the ETN or the components of the relevant market index. Unlike many debt securities, no periodic coupon payments are distributed and no principal protections exist for investments in ETNs. In addition, ETNs are subject to the other risks associated with the components of the relevant market index and the risks generally associated with investments in ETFs. For example, a Fund may be limited in its ability to sell its ETN holdings at a favorable time or price depending on the availability and liquidity of a secondary market, and a Fund may have to sell some or all of its ETN holdings at a discount. The timing and character of income and gains derived by a Fund from investments in ETNs for U.S. federal income tax purposes may be affected by future legislation.

Firm or Standby Commitments — Obligations with Puts Attached

A Fund may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions might be entered into, for example, when the Manager or Subadvisor of a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

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Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

A Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Funds may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance letter rulings as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Fund, nor will a Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect a Fund's valuation of the security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time a Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities

The Funds may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions or other factors) or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate or an interbank offered rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well. To be an eligible investment for a money market fund,

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there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost and the investment otherwise must comply with Rule 2a-7 under the 1940 Act.

Certain Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be classified as illiquid investments.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Foreign Currency Transactions

A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.

Foreign currency transactions in which a Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates. A Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies. However, certain Subadvisors believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

When the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net

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exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

A Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

A Fund may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case a Fund may suffer a loss.

When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor.

Certain Subadvisors believe that active currency management strategies can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Fund's assets. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Funds cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of some portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk and liquidity risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

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Foreign Government and Supranational Entity Securities

A Fund may invest in debt securities or obligations of foreign governments, agencies and supranational organizations ("Sovereign Debt"). A Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.

The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. The Manager or Subadvisors do not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Fund might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Funds depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager or Subadvisors intend to manage the Funds' portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments

A Fund may invest, subject to compliance with its limitations and policies applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies

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increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Foreign Securities

A Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. The NYLI Money Market Fund is permitted to purchase U.S. dollar-denominated securities of foreign issuers subject to Rule 2a-7 under the 1940 Act. Securities of issuers within a given country may be denominated in the currency of another country. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Foreign securities may also be domiciled in the U.S. and traded on a U.S. market but possess elements of foreign risk.

An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation), as determined by a third party such as Bloomberg. In determining whether an issuer of a security is foreign, a Fund will ordinarily look to the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes and its reporting currency. Although a Fund will generally rely on an issuer’s “country of risk,” as determined by Bloomberg, when categorizing securities as either U.S. or foreign-based, it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investment Management and could include, but would not be limited to, instances where a subadvisor disagrees with the primary stock exchange on which a dual listed issuer trades. For example, a Fund may choose to use a third party other than Bloomberg in cases where the Fund or the Fund's subadvisor(s) disagree with Bloomberg’s categorization of a particular issuer.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory or social instability (including, for example, regional and global conflict), military action or unrest, or adverse diplomatic or trade or other economic developments (including, for example, sanctions or tariffs), and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

A Fund may be affected by changes in U.S. or foreign trade policies, including the imposition of tariffs or retaliatory measures. Trade disputes or renegotiated trade agreements may affect global supply chains, market volatility, and the financial performance of issuers in export-oriented sectors or industries reliant on cross-border inputs. Recently, the U.S. government has taken steps to revise certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which a Fund invests may be indirectly affected by changes in trade policy or escalating trade tensions.

Certain Funds may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging market countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing, corporate governance and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Additionally, investments in certain countries may subject a Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which a Fund invests, or result in unexpected tax liabilities for a Fund.

Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities may be exposed to many, if

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not all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic and legal structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. Countries with lower levels of government regulation could be more susceptible to market manipulation, and less extensive and transparent accounting, auditing, corporate governance, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. There is also a risk that the SEC and the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect the audit work and practices of PCAOB-registered auditing firms in emerging market countries, such as China, and this may result in the unavailability of financial information about U.S.-listed emerging market companies. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In addition, governments of many emerging market countries have become reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause large budget deficits. As a result of either an inability to pay or submission to political pressure, governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted (in part or full) on their outstanding debt obligations. These types of events adversely affect the values of securities issued by governments and corporations domiciled in these emerging market countries and negatively affect not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setbacks caused by supply chain disruptions and a reduction in exports. In addition, custodial and/or settlement systems in emerging and frontier markets may be less developed than in developed countries and are subject to adverse market or government actions or legal or other restrictions or limitations restricting a Fund's ability to recover assets held by foreign custodians (or sub-custodians) or otherwise adversely affecting the Fund's investments in such countries.

China. To the extent a Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic and social conditions within China. Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record, including China’s treatment of some of its minorities, and competition between the United States and China and the increased tariffs and restrictions on trade between the two countries, and any of China's military or diplomatic moves or other regional developments. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual Chinese companies or issuers and/or large segments of China’s export industry, which could have a negative impact on the liquidity or price of a Fund’s direct or indirect investments in China and, therefore, the Fund. In particular, trade tensions could escalate between the United States and China, resulting in further tariffs and other measures against China that might adversely affect investments in China. China's actual or threatened responses to such measures may also further impact the Chinese economy and Chinese issuers. Events such as these and their consequences are difficult to predict and could have a negative impact on a Fund’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted.

Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. For example, the United States has imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies and placed restrictions on U.S. investments in such companies. In addition, the adoption or continuation of protectionist trade policies by one or more countries could lead to a decrease in demand for Chinese products and reduced flows of foreign capital to these economies.

Special risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. Investing in China presents other risks, such as, without limitation: inefficiencies from erratic growth; the unavailability of reliable economic or financial data; dependence on exports and international trade, including the risk of increased trade tariffs and embargoes; relatively high levels of asset price volatility, suspension risk and difficulties in settlement of securities; potential shortage of liquidity and limited accessibility by foreign investors; and greater competition from regional economies and territorial and other disputes with other countries. Also, China generally has less established legal, accounting, corporate governance and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers and limited rights and remedies of investors as a matter of law. These less developed systems also give rise to unofficial organizational structures and contractual arrangements which exist outside Chinese law. If Chinese regulators do not accept these structures and arrangements, the value of certain investments may be impacted with limited legal recourse for remedy.

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Investments in China may subject a Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Chinese taxes that may apply to a Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission (“CSRC”) and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund's ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

Certain Funds may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. Thus, VIE structures and its contractual arrangements are not equivalent to equity ownership in the operating Chinese company, which presents additional risks.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. On February 17, 2023, the CSRC released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which went into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that China might seek to prohibit the use of VIEs or eliminate their ability to transmit economic or governance rights to non-Chinese investors at any time. China's future stance on VIEs and the potential impact of any new regulations remains uncertain. Investments involving a VIE may also pose additional unique risks because such investments are made through a holding company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact the value and liquidity of the investment in a VIE, and therefore a Fund's performance.

Funds of Funds

The “New York Life Investments Asset Allocation Funds,” consisting of the NYLI Conservative Allocation Fund, NYLI Equity Allocation Fund, NYLI Growth Allocation Fund, and NYLI Moderate Allocation Fund and the "New York Life Investments ETF Asset Allocation Funds," consisting of the NYLI Conservative ETF Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Growth ETF Allocation Fund and NYLI Moderate ETF Allocation Fund are each a "fund of funds," and are collectively referred to as the “New York Life Investments Funds of Funds.” Each of the New York Life Investments Asset Allocation Funds seeks to achieve its investment objective by investing primarily in certain series of New York Life Investments Funds Trust and the New York Life Investments Funds. The New York Life Investments Asset Allocation Funds may also invest in exchange-traded funds advised by New York Life Investments or its affiliates. The series/funds in which the New York Life Investments Asset Allocation Funds invest may be referred to in this SAI as the "Underlying Funds." Most of the Underlying Funds in which the New York Life Investments Asset Allocation Funds currently invest are advised by New York Life Investments or its affiliates and are considered to be within the same "group of investment companies" as the New York Life Investments Asset Allocation Funds. The New York Life Investments Asset Allocation Funds do not currently invest in Underlying Funds that are not within the same "group of investment companies" as the Funds, but reserve the right to do so without prior notice to shareholders. New York Life Investments may change the Underlying Funds from time to time without prior approval from shareholders. The New York Life Investments Asset Allocation Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain liquid

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securities, such as the following: bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(a)(2) securities and reverse repurchase agreements. These securities are described later in this section.

Each New York Life Investments ETF Asset Allocation Fund (except the NYLI Equity ETF Allocation Fund) invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in exchange-traded funds. The NYLI Equity ETF Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in underlying equity exchange-traded funds. Each of the New York Life Investments ETF Asset Allocation Funds seeks to achieve its investment objective by investing in unaffiliated passively-managed ETFs. The series/funds in which the New York Life Investments ETF Asset Allocation Funds invest may be referred to in this SAI as the "Underlying ETFs." The New York Life Investments ETF Asset Allocation Funds do not currently invest in Underlying ETFs that are within the same "group of investment companies" as the New York Life Investments ETF Asset Allocation Funds, but reserve the right to do so without prior shareholder approval. New York Life Investments may change the Underlying ETFs from time to time without prior approval from shareholders.

By investing in the Underlying Funds and Underlying ETFs (as applicable), the New York Life Investments Funds of Funds may have an indirect investment interest in some or all of the securities and instruments described in this section depending upon how their assets are allocated among the Underlying Funds and Underlying ETFs. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds and Underlying ETFs, although the New York Life Investments Funds of Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds and Underlying ETFs that are not described below. The New York Life Investments Funds of Funds will also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds and Underlying ETFs. These securities and instruments are described in the Underlying Funds' and Underlying ETFs' current prospectuses and statements of additional information, which for the Underlying Funds and Underlying ETFs that are within the same “group of investment companies” as the New York Life Investments Funds of Funds are available upon request, free of charge, by calling us toll-free at 800-624-6782 or on the internet at dfinview.com/NYLIM.

The Underlying Funds and Underlying ETFs may engage in investment practices, or invest in instruments to the extent permitted in the prospectus and SAI or other offering documents through which they are offered. Unless otherwise stated in the applicable prospectus or other offering documents, investment techniques are discretionary. That means the manager or subadvisor of an Underlying Fund or Underlying ETF may elect in its sole discretion to employ or not employ the various techniques. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities but, to the extent employed, could from time to time have a material impact on the performance of the Underlying Funds or Underlying ETFs. Investors should not assume that any particular discretionary investment technique will ever be employed, or if employed, that it will be employed at all times.

The New York Life Investments Funds of Funds may invest in the Underlying Funds and Underlying ETFs (as applicable) in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the Underlying Fund or Underlying ETF (notably such fund’s ability to invest in other investment companies and certain structured finance vehicles).

Futures Transactions

A futures contract is an agreement to buy or sell an underlying instrument such as a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. See "Derivative Instruments — General Discussion" for more information. For a discussion on currency futures, please see "Foreign Currency Transactions (Forward Contracts)" in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through competitive trading on an electronic trading system. A Fund (with the exception of the NYLI Money Market Fund) may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges, and in certain cases so long as the futures contract has received specific approval for U.S. person trading.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions

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that remain open at the termination of the contract. The Funds will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of a Fund's net assets.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency, commodity or index fluctuates, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Fund will mark-to-market its open futures positions.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, a Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. A Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund's portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, a Fund may take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's investment portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its accompanying reduction in yield), the increased cost to a Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based. A securities index is designed to reflect overall price trends in the market for equity securities.

A Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. The Funds may enter into securities index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund's ability to invest in foreign currencies, each Fund

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may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

Risks of VIX Futures. A Fund may purchase and sell futures contracts that track the level of volatility indices which measure the expected future volatility of the stock market (“VIX futures”). One example of a volatility index is the CBOE Volatility Index, which attempts to reflect projected future (30-day) stock market volatility implied by the price quotes of designated options on the S&P 500 Index that are listed on the CBOE. The prices of options on the S&P 500 Index have tended to increase during periods of heightened volatility and decrease during periods of greater market stability, which would result in increases or decreases, respectively, in the level of the CBOE Volatility Index.

VIX futures are contracts in which parties buy and sell the expectation of future volatility in the value of an index of equity securities (such as the S&P 500). A VIX future references a particular market volatility index, which measures market expectations of near-term volatility in the value of a specified equity index conveyed by prices of options on that equity index. Therefore, the value of VIX futures depends on changes in the expected volatility of stock prices, and VIX futures provide a way for a Fund to seek to either hedge certain of its portfolio positions or to profit by correctly forecasting the future volatility in the stock market. However, VIX futures are subject to the risk that the Subadvisor is incorrect in its forecast of volatility for the underlying index, resulting in a Fund having to make a cash payment to settle the futures contract, and in certain instances, have the potential for unlimited loss. VIX futures also subject a Fund to leverage risk (as require only a small investment in the form of a deposit or margin) and volatility risk (as futures markets can be highly volatile). A Fund may also invest in ETNs that track volatility indices. See “Exchange Traded Notes” above for more information concerning ETNs.

Options on Futures. For bona fide hedging, risk management, income enhancement and investment and other appropriate purposes, the Funds also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A "call" option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio.

A "put" option on a futures contract gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. If a Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. If market prices have declined, a Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market. The purchase of put options on futures contracts may be a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, commodities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying assets. In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss

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on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio assets in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures. If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of assets held by or to be acquired for the Fund. If the option is exercised, a Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio assets or the currencies in which such assets are denominated.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's assets being hedged, even if the hedging vehicle closely correlates with a Fund's investments, such as with stock index futures contracts. If the price of a futures contract changes more than the price of the securities, assets or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities, assets or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities, assets or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio might decline. If this were to occur, a Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed.

Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

Hard Assets Securities

Hard assets securities include equity securities of "hard assets companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard assets companies" refers to companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals (including gold), (ii) base and industrial metals, (iii) energy, or (iv) other commodities.

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Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard assets securities. The price of precious metal and natural resource securities are particularly susceptible to volatility and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the relevant Subadvisor and are generally considered to be speculative. Investment in lower rated corporate debt securities typically provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund's daily NAV. A less liquid secondary market could also have an adverse affect on a Fund's ability to dispose of the security. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Fund's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Fund's NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratios and decrease its rate of return.

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Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund's investment in hybrids, these risks may cause significant fluctuations in the Fund's NAV. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits described below under the heading "Investment Companies."

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Investments

A Fund may acquire an illiquid investment so long as immediately after the acquisition the Fund would not have invested more than 15% of its net assets in illiquid investments that are assets (5% of "total assets," as that term is defined in Rule 2a-7 under the 1940 Act, for the NYLI Money Market Fund). A Fund will consider taking measures to reduce its holdings of illiquid investments if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.

An illiquid investment for each Fund, other than the NYLI Money Market Fund, means any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. With respect to the NYLI Money Market Fund, illiquid security means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Illiquid investments may include repurchase agreements maturing in more than seven days.

The Funds, other than the NYLI Money Market Fund, have implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Funds' “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of each Fund's investments in accordance with the Liquidity Program.

The lack of an established secondary market may make it more difficult to value illiquid investments, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Often, illiquid investments will be valued in accordance with fair valuation procedures adopted by the Board. An investment’s illiquidity might prevent the sale of

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such investment at a time when the Manager or Subadvisor might wish to sell, and these investments could have the effect of decreasing a Fund's liquidity. Difficulty in selling an investment, particularly an illiquid investment, may result in a loss or may be costly to a Fund.

Indexed Securities and Structured Notes

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the Manager or Subadvisor analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Industrial Development and Pollution Control Bonds

Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after August 7, 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

Inflation/Deflation Risk

A Fund's investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund's assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund's investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's assets.

Information Regarding Investments in a Fund by Management or Affiliates

The Manager, a Subadvisor or their affiliates may, from time to time, make initial or subsequent investments in a Fund. These investments may be redeemed from a Fund at any time, which may adversely impact the Fund and its shareholders. Additionally, the Manager, a Subadvisor or their affiliates may choose to hedge all or part of their investment in a Fund. It is not expected that any such hedge will adversely impact any Fund.

Infrastructure Industry Risk

The NYLI MacKay U.S. Infrastructure Bond Fund and the NYLI CBRE Global Infrastructure Fund have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure-related companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and

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accounting standards as well as federal and state or local funding for infrastructure projects. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.

Specific infrastructure assets in which each Fund invests may be subject to the following additional risks:

• communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

• energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy companies.

• social infrastructure companies are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

• transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

• utility company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Initial Public Offerings

Initial public offerings ("IPOs") of securities occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Fund's Subadvisor might decide to sell a security issued through an IPO more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund's performance if the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of a Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund's assets as it increases in size and therefore have a more limited effect on the Fund's performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, a Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Interfund Lending

The Funds have obtained an exemptive order from the SEC allowing the Funds to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund will: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund. The Funds are currently parties to a line of credit which restricts a Fund's ability to participate in interfund lending while the Fund has an outstanding balance on the line of credit.

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A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund's fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investment Companies

A Fund may invest in securities of other investment companies, including ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund’s Prospectus and SAI and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act). These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations.

Among other things, the 1940 Act limitations generally prohibit a Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund's total assets in securities of any one investment company; and (3) investing more than 10% of the Fund’s total assets in securities of all investment companies. These restrictions do not apply to the New York Life Investments Funds of Funds and typically do not apply to certain investments in money market funds, including money market funds advised by the Manager. The Funds' investments in money market funds may include money market funds managed by New York Life Investments that are offered for sale only to the Funds and other funds within the New York Life Investments Group of Funds such as the NYLI U.S. Government Liquidity Fund. The NYLI U.S. Government Liquidity Fund invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e. collateralized by cash and/or government securities) so as to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act. A Fund may invest in money market funds for various cash management purposes. In addition, no Fund (with the exception of the New York Life Investments Funds of Funds) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Certain underlying funds may be advised or subadvised by New York Life Investments or its affiliates. These advisers and subadvisors are under common control with New York Life Investments and the underlying funds advised by those entities are considered to be in the same “group of investment companies” as the Funds for purposes of Section 12(d)(1)(G) of the 1940 Act. For purposes of determining compliance with a Fund's policy on concentrating its investments in any one industry, the Funds will consider the portfolio positions of the underlying investment companies (at the time of purchase) in which the Funds invest to the extent reasonably practicable based on information publicly available to the Funds as shareholders in these underlying investment companies.

The Funds may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the 1940 Act or exemptive relief or regulations thereunder. For more information, please see “Exchange-Traded Funds.”

Potential conflicts of interest situations could occur where a Fund's portfolio manager is subject to competing interests that have the potential to influence his or her decision to invest a Fund's assets in a fund managed by New York Life Investments. For example, the NYLI U.S. Government Liquidity Fund, along with other money market funds managed by New York Life Investments, is available as an investment option for portfolio managers of each Fund. New York Life Investments and its affiliates would generate additional revenue from a Fund's investments in these money market funds as compared to investments in money market funds sponsored by third parties. A portfolio manager may also have an incentive to invest in the NYLI U.S. Government Liquidity Fund or another fund managed by New York Life Investments to increase the fund’s assets under

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management or otherwise support the fund. Moreover, a situation could occur where the best interests of the Fund could be adverse to the best interests of the NYLI U.S. Government Liquidity Fund or another fund managed by New York Life Investments or vice versa. These incentives may result in decisions that adversely impact a Fund. Like any other Fund investment, it is possible for a Fund to lose money by investing in other funds.

New York Life Investments and the portfolio managers have a fiduciary duty to each Fund to act in that Fund’s best interests when selecting underlying funds. Under the oversight of the Board and pursuant to applicable policies and procedures, New York Life Investments will carefully analyze any such situation and take all steps it believes to be necessary to minimize and, where possible, eliminate potential conflicts.

Lending of Portfolio Securities

A Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Fund attempts to increase its net investment income through the receipt of lending fees or the spread received in connection with the investment of cash collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Such loans must be secured by collateral in cash, U.S. Treasury securities and/or U.S. government agency securities that are issued or guaranteed by the United States government or its agencies or instrumentalities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. A Fund may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of cash collateral or lending fees to the extent the borrower pledges securities instead of cash. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The New York Life Investments Group of Funds, on behalf of certain of the Funds, has entered into an agency agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), which acts as the Funds' agent in making loans of portfolio securities, subject to the supervision and control of the Manager or a Subadvisor, as the case may be.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. A Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons, such as the financial failure of the securities lending agent. A Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. However, the loans would be made only to firms deemed by the Manager or a Subadvisor or its agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or a Subadvisor determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund, including the value of any cash collateral received.

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on any cash collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of any cash collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

The Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market funds that are managed by the Manager, its affiliates or unaffiliated third-party investment advisers.

Loan Participation Interests

A Fund may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case the Fund may be required generally to rely on a third-party agent bank, acting on behalf of the Participants, to demand payment and enforce the lenders' rights and exercise their remedies against the borrower, but would otherwise be entitled to the direct benefit of all such lender rights and remedies. This may subject a Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the Participation Interest to a Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in any collateral securing the corporate loan.

A Fund may also purchase participations in a portion of the rights of the lender in a corporate loan. In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the borrower; rather the Fund must rely on the agent bank and/or the seller of the participation for that purpose. A Fund will not act as an agent bank, guarantor or sole negotiator of a credit facility with respect to a corporate loan. In addition, an agent bank may be responsible for various services with respect to the

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loan including, recordkeeping or other services (such as interest payment services) with respect to Loan Participation Interests held by a Fund and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays, and the bankruptcy or insolvency of such agents. The Funds are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Funds, the Funds' investments and the Funds' investment performance.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants, if any, contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, or has a receiver, conservator or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Generally, a successor agent bank will be appointed to replace the terminated bank and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

When a Fund acts as co-lender in connection with Participation Interests or when a Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's NAV than if that value were based on available market quotations and could result in significant variations in a Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and

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misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral although they may not be fully collateralized and may be uncollateralized. The borrower pays interest and principal to the lenders.

A senior loan in which a Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

A Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. A Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue). Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously owned by a different lender. Unlike when a Fund purchases a participation interest, a Fund that purchases an assignment will become a lender for the purposes of the relevant loan agreement.

A Fund can purchase a loan by signing as a direct lender under the loan document or by purchasing an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Fund as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Fund receives on the investment.

If a Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest received by the Fund through the amortization of the purchase price discount. Where reduced primary investment opportunities in floating rate loans exist, a Fund may be able to invest in floating rate loans only through participation interests or assignments. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in floating rate loans through the purchase of participation interests, the Manager or Subadvisor must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower. This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded. Floating rate loans often trade in large denominations. Trades can be infrequent, and the market may be volatile.

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Floating rate loans generally are subject to extended settlement periods that may be longer than seven days and may require the consent of the borrower and/or agent prior to their sale or assignment. These factors may impair, delay or negate a Fund's ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral although they may not be fully collateralized or may be uncollateralized. However, the value of the collateral may not be sufficient to repay the loan or, should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets.

The borrower under a floating rate loan must comply with restrictive covenants, if any, contained in the floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant includes a promise by the borrower to not take certain action that may impair the rights of lenders or increase the credit risk associated with the borrower or the loan. Generally these covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from certain asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) that is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank may have the right to demand immediate repayment in full of the outstanding floating rate loan on behalf of the syndicate lenders. Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of “Covenant-Lite Obligations” discussed above.

The Manager or Subadvisor must determine that the investment is suitable for each Fund based on the Manager's or Subadvisor’s independent credit analysis and industry research. Generally, this means that the Manager or Subadvisor has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager or the Subadvisor will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over a reference rate such as the Secured Overnight Financing Rate or the prime rates of large money-center banks. The interest rate on the Fund's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Fund's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Fund's NAV as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, a Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

In addition, the Fund may have arrangements with loan, administrative and similar agents under which these agents provide recordkeeping or other services (such as interest payment services) with respect to loan positions held by a Fund and the related loan documentation. These services may be subject to risks of, among other things, computational errors, cyber-attacks, delays and the bankruptcy or insolvency of such agents. The Funds are also subject to the risk of loss caused by human error and system or control failures by these agents. All these risks may affect the Funds, the Funds' investments and the Funds' investment performance.

Unfunded Loan Commitments. The Funds may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Fund) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Funds enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions

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regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Each Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships

The Funds may invest in certain companies that are structured as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to net taxable income from certain MLPs. Currently, there is not a regulatory mechanism for regulated investment companies to pass through the 20% deduction to shareholders. As a result, in comparison, investors investing directly in such MLPs would generally be eligible for the 20% deduction for any such taxable income from these investments while investors investing in those MLPs indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

A Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships ("QPTPs"), which are treated as partnerships for U.S. federal income tax purposes.

MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

MLP Interests and Other Natural Resources Sector Companies Risk

MLPs are organized as limited partnerships or limited liability companies under state law and are generally subject to tax as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are publicly traded and listed on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. Since MLP equity securities are typically publicly traded, in order to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income tax. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate-level tax and tax on corporate dividends).

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

• Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to

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the remaining assets of the issuer over holders of subordinated units. The Funds may invest in different classes of common units that may have different voting, trading and distribution rights.

• Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Funds may invest in different classes of subordinated units that may have different voting, trading and distribution rights.

• General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests may receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, some GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following: MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which a Fund will invest; a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends; a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies; MLPs and other natural resources sector companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies; the natural resources sector is highly competitive; extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities; the amount of cash that a Fund has available to distribute to shareholders will depend on the ability of the companies in which a Fund has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends; the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment; there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance; certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

Money Market Investments

Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the NYLI Money Market Fund invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager or Subadvisor shall determine whether a security presents minimal credit risk under procedures adopted by the NYLI Money Market Fund's Board of Trustees. In the event that an instrument acquired by the NYLI Money Market Fund experiences a default (other than an immaterial default unrelated to the financial condition of the issuer), ceases to be an eligible security under Rule 2a-7 or experiences an event of insolvency under Rule 2a-7, the Fund will dispose of such security as soon as practicable consistent with achieving an orderly disposition of the security, by sale, exercise of any demand feature or otherwise, unless the Manager (or the Board with the assistance of the Manager) finds that disposal of the security would not be in the best interests of the Fund (which determination may take into account, among other factors, market conditions that could affect the orderly disposition of the portfolio security). These circumstances are subject to certain reporting requirements under the Fund’s procedures adopted under Rule 2a-7.

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The SEC and other government agencies continue to review the regulation of money market funds, such as the NYLI Money Market Fund, and may implement certain regulatory changes in the future. The enactment of new legislation or regulations, as well as changes in interpretations and enforcement of current laws, may affect the manner of operation, performance and/or yield of the NYLI Money Market Fund. In July 2023, the SEC approved amendments to Rule 2a-7 and other rules that govern money market funds. Among other things, the amendments (i) removed redemption gates from Rule 2a-7 and the tie between the weekly liquid assets threshold and liquidity fees; (ii) instituted a new mandatory liquidity fee framework for institutional prime and institutional tax-exempt money market funds; (iii) maintained a board’s ability to impose liquidity fees on a discretionary basis for non-government money market funds (i.e., institutional prime and institutional tax-exempt money market funds and retail money market funds); (iv) substantially increased the required minimum levels of applicable daily and weekly liquid assets for all money market funds; (v) permitted stable net asset value (NAV) money market funds to institute a reverse distribution mechanism (RDM) or similar mechanisms during a negative interest rate environment to maintain a stable $1.00 share price; and (vi) enhanced the reporting requirement of registered money market funds as well as SEC-registered investment advisers to private liquidity funds on Form PF.

Mortgage Dollar Rolls

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. MDR transactions involve certain risks, including the risk that the mortgage-related securities returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

Mortgage Related and Other Asset-Backed Securities

Each Fund may buy mortgage-related and other asset-backed securities. Mortgage-related securities are a type of asset-backed securities and include mortgage-backed securities, mortgage pass-through securities and private mortgage pass-through securities, GNMA certificates, mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities represent interests in pools of residential or commercial mortgage loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying (adjustable and fixed rate) mortgages and the terms of the mortgage-backed security.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates (or the expectation of such changes), the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments, may depend in part upon the ability of the Fund's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Funds may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.
Generally, a Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA, or (2) privately issued securities rated Baa3 or better by Moody's or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Manager or a Subadvisor.

Rating agencies, from time to time, have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which certain of the Funds may have invested or may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Adverse economic conditions may reduce the cash flow that a Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, certain adverse economic conditions may result in interest rate spreads for mortgage-backed securities being widened and becoming more volatile. In the event that interest rate spreads for mortgage-related securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Funds may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by a Fund may experience declines after they are purchased by such Fund.

Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures may adversely affect the value of mortgage-backed securities held by a Fund. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such

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residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, could delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by a Fund, which could adversely affect the yields on the mortgage-related securities owned by the Funds and could have the effect of reducing returns to the Funds, that have invested in mortgage-related securities collateralized by these residential mortgage loans.

The U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have taken or are considering taking actions to address fallout from, or to mitigate the future occurrence of events similar to, the financial crisis of 2008, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Funds is unknown.

Some of the loans or other similar debt obligations to which a Fund may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Fund to the risks of “Covenant-Lite Obligations” discussed above.

Mortgage Pass-Through Securities. The Funds may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities secured by residential or commercial real property. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the FHFA acting as their conservator, since September 2008. The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking FHLMC and FNMA out of conservatorship and has begun a multi-step process, including its first pricing review of FHLMC and FNMA products since 2015, to unwind FHLMC and FNMA from government control. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

GNMA Certificates. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls,

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commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Affairs-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Manager or Subadvisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a debt obligation that is collateralized by a mortgage-backed bond or a mortgage security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

As CMOs have evolved, some classes of CMO bonds have become more common than others, such as parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC

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securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund's investment objectives and policies, the Fund’s Manager or Subadvisor may invest in various tranches of CMO bonds, including support bonds.

An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' Manager or Subadvisors expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Manager or Subadvisor will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the

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related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, pursuant to an exemption therefrom, or may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be classified as illiquid investments.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be subject to taxes on certain amounts deemed to have been earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Funds) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Funds will consider this rule in determining whether to invest in residual interests.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be classified as illiquid investments.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of

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unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Fund may decline in response to such developments. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities held by a Fund and thereby adversely affect the ability of the mortgage-backed security issuer to make principal payments to holders, such as a Fund. Further, mortgage-backed securities are also subject to the risks associated with the types of real estate to which they relate and adverse economic or market events with respect to these property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed-property types).

Other Asset-Backed Securities. Asset-backed securities are securities that represent interests in, and whose values and payments are based on, a “pool” of underlying assets, which may include, among others, lower-rated debt securities, consumer loans or mortgages, and leases of property. Asset-backed securities include collateralized debt obligations, such as collateralized bond obligations and collateralized loan obligations. (See “Collateralized Debt Obligations”). The Funds' Manager or Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with a Fund's investment objective and policies, and, in the case of a money market fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Delinquencies and losses on sub-prime and non-prime automobile loans have increased in recent years and, as a result, issuers of asset-backed securities backed by such loans may be adversely affected in their ability to continue to make principal and interest payments. The risk associated with investments in asset-backed securities may be heightened to the extent that a Fund invests in such loans.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Congress may, from time to time, consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Securities

A Fund may purchase municipal securities. Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities (collectively, “municipalities”). Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by municipalities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

A Fund's investments in municipal securities may be affected by political, societal and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades.

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Additionally, Puerto Rico, in particular, has experienced significant financial difficulties and other events that have adversely affected its economy, infrastructure and financial condition, which have further strained Puerto Rico’s economic stagnation and fiscal challenges (including budget deficits, underfunded pensions, high unemployment, population decline, significant debt service obligations, liquidity issues and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds (“TOBs”), which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds ("BABs"), the borrowing costs of which are subsidized by the U.S. government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009, as amended ("ARRA"), to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond). Thus, the state or local government's net borrowing

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cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010. The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit. Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds. Such cuts may end earlier if rescinded by Congress. Due to continuing uncertainty related to Congressional budget deficit reduction, there is a possibility that federal funds allocated to subsidize issuers of BABs for a portion of the interest paid by such issuers could be further reduced or eliminated in the future. To the extent the federal subsidy is reduced or eliminated, there is a risk that issuers of BABs could redeem bonds prior to their stated maturities based on the redemption language applicable to specific issues of BABs. Once such redemption provisions permit redemption of BABs because the subsidy is reduced or eliminated, issuers may be able to redeem BABs even after any reduction in the subsidy has ended. In addition to BABs, a Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

• Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

• Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

• Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

• Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

• Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal securities are generally subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund's investments in those securities. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. U.S. bankruptcy law generally provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code. Changes to the Bankruptcy Code or the administration of its provisions relating to municipal bankruptcies could adversely impact a Fund's investments in municipal securities.

Municipal bankruptcies are relatively rare, and certain provisions of U.S. bankruptcy law governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under U.S. bankruptcy law in order to seek protection from creditors or restructure their debt.

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Puerto Rico has faced a number of significant fiscal challenges, including a structural imbalance between its general fund revenues and expenditures, substantial unemployment and mounting unfunded retirement obligations. To help address these and other challenges, in June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), which established a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and allows Puerto Rico and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. The Oversight Board is comprised of seven members appointed by the President who are nominated by a bipartisan selection process.

Puerto Rico has been in bankruptcy proceedings for approximately eight years. However, in quarter one of 2022, the central government executed a debt exchange and exited bankruptcy. A debt adjustment plan was approved by Puerto Rico’s bankruptcy court in January 2022, and a debt exchange went effective in March 2022. Puerto Rico’s direct debt obligations were reduced from $34.3 billion to $7.4 billion, and its annual debt service was reduced from $4.2 billion to $1.15 billion.

The plan required that Puerto Rico adopt debt management policies to ensure debt service does not become unsustainable. Among other things, the policies dictate that debt proceeds may only be used to fund capital projects and that debt to cover deficits will no longer be allowed. Additionally, debt refundings are required to result in cash flow savings each fiscal year and may not raise principal. New debt is required to begin amortizing within two years and may not have a maturity greater than 30 years.

The Oversight Board is required by law to remain in place until, based on audited financials, four consecutive fiscal years have ended with balanced operations and Puerto Rico has demonstrated affordable market access to short-term and long-term credit markets at reasonable interest rates. Although the plan has substantially reduced the outstanding debt obligations of Puerto Rico and certain of its instrumentalities, there can be no assurances that Puerto Rico will be able to negotiate settlements with respect to the balance of its outstanding debt. In addition, the composition of the Oversight Board has changed significantly in recent years, and there is no assurance that the board members will approve future restructuring agreements with other creditors.

The budget process will continue to require the Oversight Board, the governor of Puerto Rico, and Puerto Rico’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the governor of Puerto Rico.

The budget for fiscal year 2025 was approved as of July 31, 2024 and provides for approximately $13.1 billion in General Fund expenditures. Allocations in the fiscal year 2025 budget to education and health care were approximately $2.9 billion and $1.5 billion, respectively.

The damage caused by past hurricanes, earthquakes, and aftershocks is expected to have substantial adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to have lost substantial revenue as a result of decreased tourism and general business operations. These developments have an adverse effect on Puerto Rico’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by Puerto Rico. Moreover, future weather events or natural disasters, which may become more frequent and severe as a result of climate change, could negatively impact Puerto Rico’s ability to resolve ongoing debt negotiations. Any delays in debt restructuring negotiations could adversely affect Fund performance.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be classified as illiquid investments.

High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally. There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis. High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid. It may be difficult for a Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be "fair valued" in accordance with the fair valuation policies established by the Board. See "How Portfolio Securities Are Valued." For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see "High Yield Securities."

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government

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authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund‘s investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Manager or Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The Internal Revenue Code limits the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for non-corporate shareholders. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Internal Revenue Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. If an issuer of a municipal bond fails to satisfy certain requirements with respect to a particular municipal bond issuance, any interest earned by a Fund from its investment in such municipal bond may be taxable. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal securities. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. In 2025, Congress considered potential reductions in federal funding to the states in a variety of ways, including but not limited to Medicaid funding, which could meaningfully increase costs for the impacted states. To the extent any state absorbs additional costs attributable to changes in federal funding, such changes may strain a state’s budget, divert state funding from other potential expenditures or lead to additional borrowing or financing, all of which could negatively impact the state’s municipal securities. As a result of any such future legislation, the availability of such municipal securities for investment by the Funds and the value of such municipal securities held by the Funds may be affected.

With respect to the NYLI MacKay California Muni Fund, please see Appendix B for specific risks associated with investments in California. With respect to NYLI MacKay New York Muni Fund, please see Appendix D for specific risks associated with investments in New York.

Options

A Fund may use options for any purpose consistent with their respective investment objectives, such as to seek to hedge or manage risk, or to seek to increase total return. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. See "Derivative Instruments — General Discussion" for more information. Options used by the Funds may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

If a Fund's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Writing (selling) options involves greater risk than purchasing options because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the loss of the premium payment paid, as would be the case with purchasing options. Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks.

Purchasing Options. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Manager or Subadvisors deem to be of sufficient creditworthiness so as to minimize these risks.

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A Fund may purchase put options on underlying assets to protect their holdings in an underlying or related asset against a substantial decline in market value. Underlying assets are considered related if their price movements generally correlate with one another. The purchase of put options on underlying assets held in the portfolio or related to such underlying assets will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio asset without actually selling the asset.

In addition, a Fund will continue to receive interest or dividend income on the underlying asset. The put options purchased by a Fund may include, but are not limited to, "protective puts," in which the underlying asset to be sold is identical or substantially identical to an underlying asset already held by the Fund or to an underlying asset that the Fund has the right to purchase. In the case of a purchased put option, a Fund would ordinarily recognize a gain if the value of the underlying assets decreased during the option period below the exercise price sufficiently to cover the premium. A Fund would recognize a loss if the value of the underlying assets remained above the difference between the exercise price and the premium.

A Fund may also purchase call options on underlying assets the Fund intends to purchase to protect against substantial increases in prices of such underlying assets pending their ability to invest in an orderly manner in such underlying assets. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase an underlying asset at a specified price upon exercise of the option during the option period. A Fund would ordinarily realize a gain if the value of the underlying assets increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the underlying assets remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. A Fund may sell ("write") call options on its portfolio assets in an attempt to enhance investment performance. A call option sold by a Fund is a contract which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying asset at the exercise price upon the exercise of the option at a certain time or times prior to the expiration date, depending on the terms of the option, regardless of the market price of the underlying asset during the option period.

A Fund may write call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying asset above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the underlying asset decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying assets pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. “Bermudian Style” options may only be exercised at certain times. Call options and the assets underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying assets above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying asset decline.

A Fund may protect itself from further losses due to a decline in value of the underlying asset or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"—the purchase of a call option on the same underlying asset with the same exercise price and expiration date as the call option that it has previously written on any particular underlying asset. A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying asset, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying asset owned by a Fund. When an underlying asset is to be sold from a Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that underlying asset or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying asset until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying asset upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying assets at the exercise price. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option.

Each Fund pays brokerage commissions and dealer spreads in connection with writing call options and effecting closing purchase transactions, as well as for purchases and sales of underlying assets. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying assets appreciate. Subject to the limitation that all call option writing

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transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) call options involves the risk that the seller may be obligated to deliver underlying assets at less than their current market price and, in the case of an unhedged written option, the risk of loss is theoretically unlimited. Unhedged call options and call options that are not hedged by the option's underlying instrument have speculative characteristics and are riskier than hedged call options because the Fund could be obligated to deliver a security it does not own and cannot obtain at a favorable price. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options.

Writing Put Options. A Fund may also write put options. A put option is a contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying asset to the seller of the option at a specified price at a certain time or times during the term of the option, depending on the terms of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified underlying assets at a specified price if the option is exercised during the option period.

The premium that the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying asset, the relationship of the exercise price to such market price, the historical price volatility of the underlying asset, the option period, supply and demand and interest rates.

A put writer assumes the risk that the market price for the underlying asset will fall below the exercise price, in which case the writer could be required to purchase the underlying asset at a higher price than the then-current market price of the underlying asset. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding written put option or to prevent an outstanding written put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a written put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If a Fund is able to enter into a closing purchase transaction, a Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, a Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying asset plus the premium received from the sale of the option.

In addition, a Fund may also write straddles (combinations of puts and calls on the same underlying asset). The extent to which a Fund may write put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund's intention that it qualify as such. Subject to the limitation that all put option writing transactions be covered, a Fund may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

Writing (selling) put options involves the risk that the seller may be obligated to purchase underlying assets for a higher price than their current market price and, in the case of an unhedged written put option, the risk of loss may be substantial. Unhedged put options have speculative characteristics and are riskier than hedged put options because the Fund could be obligated to purchase a worthless instrument that it cannot sell in the market at a later date. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike price of the written (sold) options.

Married Puts. A Fund may engage in a strategy known as "married puts." This strategy is most typically used when a Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales") but for various reasons is unable to do so. A Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, a Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" OTC put option to sell the common stock to the broker and generally will write an OTC "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places a Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by a Fund. The writer of the put option may require that a Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, a Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated With Options On Securities. A Fund's purpose in selling options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in

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the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

A Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. A Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to OTC trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the securities are traded. To the extent that the options markets close before the markets for the securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. A Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index. Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and NYSE American.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Fund may also allow options to expire unexercised.

Options on Foreign Currencies. To the extent that it invests in foreign currencies, a Fund may purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio underlying assets and against increases in the U.S. dollar cost of foreign underlying assets to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio underlying assets are denominated will reduce the dollar value of such underlying assets, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio underlying assets, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's underlying assets denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which underlying assets to be acquired are denominated is projected, thereby increasing the cost of such underlying assets, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable a Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of underlying assets the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the

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extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated underlying assets due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio underlying assets will be offset by the amount of the premium received by a Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of underlying assets to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow a Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or OTC. Exchange-traded options generally settle in cash, whereas OTC options may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Qualified Financial Contracts

Regulations adopted by prudential regulators require that certain qualified financial contracts (as defined below) entered into with certain counterparties that are U.S. banks or are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to an automatic one-day stay during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds. “Qualified financial contracts” include securities contracts, swaps, currency forwards and other derivatives and related agreements as well as repurchase agreements and securities lending agreements.

Quantitative Investing Risk

The Manager or a Subadvisor may use quantitative models, algorithms, methods or other similar techniques (“quantitative tools”) in managing the Funds, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Fund is subject to the risk that any

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quantitative tools used by the Manager or a Subadvisor will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Manager’s or Subadvisor’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Fund may also be adversely affected by the Manager’s or Subadvisor’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to a quantitative tool.

Quantitative Models

Any quantitative models used by the Manager or a Subadvisor may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Fund’s performance.

Real Estate Companies and Real Estate Investment Trusts ("REITs")

Investments in equity securities of issuers that are principally engaged in the real estate industry are subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate, risks related to general and local economic conditions fluctuations in supply and demand; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage, market illiquidity, extended vacancies of properties, increase in competition, property taxes, capital expenditures and operating expenses, changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems, tenants bankruptcies or other credit problems, casualty or condemnation losses, uninsured damages from floods, earthquakes, wildfires, terrorist acts or other natural disasters, limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates (or the expectation of such changes). Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type on in certain other respects, a Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of issuers providing mortgage servicing will be subject to the risks associated with refinancing and their impact on servicing rights. A Fund’s investment in real estate companies is particularly sensitive to economic downturns.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to qualify as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code.

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. A REIT will not incur any entity level taxation on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code, including a requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates (or the expectation of such changes). Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for special tax treatment under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs that are privately held or not traded on a national securities exchange may subject a Fund to liquidity and valuation risk. In addition, even the larger REITs in the industry tend to be small to

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medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills and other risks similar to small company investing. Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

Repurchase Agreements

A Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Manager or a Subadvisor the authority and responsibility to monitor and evaluate the Fund's use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by a Fund at approximately their carrying value in the ordinary course of business within seven calendar days. As with any unsecured debt instrument purchased for the Funds, the Manager or Subadvisors seek to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA for U.S. Treasury securities will be subject to the mandatory clearing requirement. The Fixed Income Clearing Corporation (“FICC”) currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in each Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance

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date, and may necessitate expenditures by each Fund that trades in Treasury repo transactions in connection with entering into new agreements with sponsoring members and taking other actions to comply with the new requirements. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared Treasury repo transactions. The Manager or a Subadvisor will monitor developments in the Treasury repo transactions market as the implementation period progresses.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under or Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., a Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Each Fund may invest in Rule 144A securities and in Section 4(a)(2) commercial paper, as defined below. Certain securities may only be sold subject to limitations imposed under federal securities laws. Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act ("4(a)(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. Each Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks or broker/dealers (except a money market fund may enter into reverse repurchase agreements with banks only), which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Fund creates leverage that increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales

In accordance with the restrictions set forth in the applicable Prospectus and this SAI, certain Funds may engage in any type of short sales, including short sales "against the box." To the extent permitted by its investment objective and policies, each Fund may enter into short sales "against the box," and such transactions will be limited to no more than 25% of a Fund's total assets.

In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position. The Fund will realize a gain if the security declines in price between those dates. Until a Fund replaces

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a borrowed security in connection with a short sale, the Fund will fully-collateralize its position in accordance with applicable law. There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Unlike a long position in a security, theoretically there is no limit to the amount a Fund could lose in a short sale transaction.

MacKay Shields maintains internal restrictions on selling short securities that are held long by other funds or accounts that it manages. Therefore, if a Fund is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

In a short sale "against the box," a Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales.

If a Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Restrictions on and/or reporting requirements applicable to short selling and short positions may negatively impact and materially impair a Fund’s ability to execute certain transactions. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to a Fund.

Special Purpose Acquisition Companies

A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history and higher transaction costs.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments and does not typically pay dividends with respect to its common stock. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses and any rights or warrants issued by the SPAC will expire worthless.

Additionally, a Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering.

Because SPACs and similar entities are essentially blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the

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Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The investment and risk characteristics of "zero coupon" Treasury securities described below under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

Swap Agreements

In accordance with its investment strategy and only with Board approval, a Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes, subject to certain limitations. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's total assets. This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared. The Manager or Subadvisor will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Funds.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component ("asset") during the period of the

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swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

A Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock is a type of swap agreement that is similar to an interest rate swap whereby it enables a Fund to lock in a specified municipal interest rate for a portion of its portfolio. An MMD Rate Lock is a contract between counterparties pursuant to which the parties agree to make payments to each other based on a notional amount, contingent upon whether municipal interest rates (typically based on the 30-year “AAA” Municipal Market Data rate) are above or below a specified rate on the expiration date of the contract. A Fund will ordinarily use these transactions as a hedge or for duration or risk management purposes although the Funds are permitted to enter into MMD Rate Locks to seek to enhance income or gain. In entering into MMD Rate Locks, there is a risk that municipal yields will move in a direction opposite of the direction anticipated by a Fund.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because, among other reasons, swaps are two party contracts and may have terms of greater than seven days, swap agreements may be classified as illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain standardized swaps are currently subject to mandatory central clearing. Central clearing is expected to decrease counterparty risk compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. CFTC regulations require that a clearing member segregate all funds received from customers with respect to cleared swap transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its cleared swaps customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments.

CFTC regulations require that the clearing member notify the clearinghouse of the initial margin provided by the clearing member to the clearinghouse that is attributable to each customer. If the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearinghouse will use the assets attributable to it in the clearinghouse’s omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearinghouse.

Clearinghouses (and in many cases clearing members) have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member. Separately, under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either a Designated Contract Market (DCM) or Swap Execution Facility (SEF) unless no DCM or SEF "makes the swap available to trade." A DCM is a board of trade (i.e., an organized exchange or trading facility) that has been licensed by the CFTC. An SEF is a trading facility that provides certain minimum trading functionality to facilitate the execution of swaps between persons and is not a DCM. Swap transactions subject to the trade execution requirement must be executed on an SEF either through an order book or a request-for-quote system operated in conjunction with an order book. The trade execution requirement is expected to decrease illiquidity risk and increase pre-trade price transparency because prices and volumes are posted on the exchange. However, central clearing and the trade execution requirement do not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap thus requiring a Fund to incur increased expenses to access the same types of swaps. Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

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Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Manager or Subadvisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate. A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Funds' general limitations on investing in swap agreements, certain Funds may invest in credit default swaps, including credit default swap index products (sometimes referred to as CDX index). Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value") of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Fund as referenced debt obligations. A Fund may be either the buyer or the seller in the transaction. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, a Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that, in the event that the Manager or Subadvisor incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

A Fund may also invest in a CDS index, including one of the CDX indices. A CDX index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification. Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure. An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution. The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket. The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above. However, certain of these indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDX index transactions.

Swaptions. A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.

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Whether a Fund's use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Manager or Subadvisor’s ability to predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed by the Internal Revenue Code may limit the Funds' ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risks

A Fund's investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (1) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (2) to accelerate income to the Fund; (3) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (4) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (5) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (6) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. While it may not always be successful in doing so, a Fund will seek to avoid or minimize any adverse tax consequences that could arise from such investment practices.

Temporary Defensive Positions; Cash Equivalents

In times of unusual or adverse purchase or redemption activity, or market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus. Under these or other conditions, a Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective. Under these or other conditions, a Fund may, in the discretion of the Manager or a Subadvisor, invest without limit in cash, cash equivalents and/or other fixed-income securities. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers' acceptances and time deposits and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or a Subadvisor to be of comparable high quality and liquidity. In addition, certain Funds may hold foreign cash and cash equivalents.

Also, a portion of each Fund's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

To-Be-Announced Purchase Commitments

To-Be-Announced ("TBA") purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date. At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery for such transactions, a Fund will meet its obligations from maturities or sales of the securities and/or from cash flow.

Recently finalized rules include certain mandatory margin requirements for the TBA market, which may require the Funds to post collateral in connection with their TBA transactions. The required margin could increase the cost to the Funds and impose additional complexity to enter into TBA transactions.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Default by or bankruptcy of the counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction. Mortgage-backed securities purchased on a to be announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

Tracking Error Risk

The performance of NYLI S&P 500 Index Fund may not equal or exceed that of its corresponding underlying index during any period of time. Although the Fund attempts to track the performance of its underlying index, it may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to the risk that the strategies used by its Subadvisor that are intended to match the performance of the underlying index may fail to produce the intended results and liquidity risk, as well as the incurring of fund expenses that the underlying index does

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not incur. In addition, tracking error may be created by the use of underlying ETPs or derivative instruments to track underlying index components. In addition, tracking error may occur because of differences in timing of the accrual or the valuation of dividends or interest or tax gains or losses.

U.S. Government Securities

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Fund.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Fund, which could have a material negative impact on the Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease. The U.S. government securities in which a Fund may invest may pay fixed, floating, variable or adjustable interest rates.

See "Temporary Defensive Positions; Cash Equivalents" for more information.

Variable Rate Demand Notes ("VRDNs")

Certain Funds may invest in VRDNs, which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments. This adjustment formula is calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Certain Funds may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs may provide a Fund with specified undivided interests (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, each Participating VRDN is backed by irrevocable letters of credit or guaranty of the relevant Institution. A Fund that invests in a Participating VRDN would have an undivided interest in the underlying obligation and thus would participate on the same basis as the Institution in such obligation, except that the Institution typically would retain fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default.

Warrants and Rights

To the extent that a Fund invests in equity securities, the Fund may purchase or otherwise receive warrants or rights. The holder of a warrant or right generally has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant or right. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. For example, warrants are speculative investments that pay no dividends and confer no rights other than a purchase option and the prices of warrants do not necessarily move in tandem with the prices of the underlying securities. If a warrant or right is not exercised by the date of its expiration, the Fund will lose its

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entire investment in such warrant or right. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

When-Issued Securities

Each Fund may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date beyond the customary settlement time. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Funds' intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the relevant Prospectus. Although when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels (or the expectation of such changes). There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

The Funds do not believe that a Fund's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date.

Zero-Coupon Bonds

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

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MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Trustees and officers of the Funds are listed below. The Board oversees the New York Life Investments Group of Funds, NYLI MacKay Muni Income Opportunities Fund, New York Life Investments VP Funds Trust, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. The Board, except for Mr. Jivraj and Ms. Lynch, also oversees the NYLI MacKay DefinedTerm Muni Opportunities Fund and NYLI CBRE Global Infrastructure Megatrends Term Fund. Mr. Jivraj and Ms. Lynch are Advisory Board Members of each of NYLI MacKay DefinedTerm Muni Opportunities Fund and NYLI CBRE Global Infrastructure Megatrends Term Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board Service Policy for the Independent Trustees, subject to certain exceptions, an Independent Trustee must tender his or her resignation by the end of the calendar year during which he or she: (i) reaches the age of 75 or (ii) has served on the Board for 15 years. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of New York Life Investments Funds or New York Life Investments Funds Trust (“Independent Trustees”).

INTERESTED TRUSTEE

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX[1] OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Naïm Abou-Jaoudé* 1966	New York Life Investments Funds: Trustee since 2023 New York Life Investments Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	86

New York Life Investments VP Funds Trust: Trustee since 2023 (33 portfolios); and

NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2023; NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023; NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; and New York Life Investment Management International (Chair) since 2015

INDEPENDENT TRUSTEES

NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David H. Chow 1957	New York Life Investments Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); New York Life Investments Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	86

New York Life Investments VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; VanEck Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chair of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee (2009 to 2024); Chair of the Investment Committee (2018 to 2024).

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NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Karen Hammond 1956	New York Life Investments Funds: Trustee since 2021, Advisory Board Member (June 2021 to December 2021); New York Life Investments Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	86

New York Life Investments VP Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021); (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2021, Advisory Board Member (June 2021 to December 2021); NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021, Advisory Board Member (June 2021 to December 2021); NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; Two Harbors Investment Corp: Director since 2018; Rhode Island State Investment Commission: Member since 2017; and Blue Cross Blue Shield of Rhode Island: Director since 2019

Adeel Jivraj 1970	New York Life Investments Funds: Trustee since January 2026; New York Life Investments Funds Trust: Trustee since January 2026	Retired, Partner, Ernst & Young LLP (2005 to 2025)	84	New York Life Investments VP Funds Trust: Trustee since January 2026 (33 portfolios); and NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026
Susan B. Kerley 1951	New York Life Investments Funds: Chair from 2017 to 2024 and Trustee since 2007; New York Life Investments Funds Trust: Chair from 2017 to 2024 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	86

New York Life Investments VP Funds Trust: Chair (2017 to 2024) and Trustee since 2007 (33 portfolios)**;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair (2017 to 2024) and Trustee since 2011; NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair (2021 to 2024) and Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Chair (March 2024 to December 2024) and Trustee since 2024; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)

Alan R. Latshaw 1951	New York Life Investments Funds: Trustee since 2006; New York Life Investments Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to New York Life Investments Group of Funds Audit and Compliance Committee (2004 to 2006)	86

New York Life Investments VP Funds Trust: Trustee since 2007 (33 portfolios)**;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011; NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; and NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024

Stephanie Lynch 1967	New York Life Investments Funds: Trustee since January 2026; New York Life Investments Funds Trust: Trustee since January 2026	Co-Founder and the Managing Partner of Global Endowment Management (GEM) (since 2007)	84	New York Life Investments VP Funds Trust: Trustee since January 2026 (33 portfolios); and NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026

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NAME AND YEAR OF BIRTH	TERM OF OFFICE, POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jacques P. Perold 1958	New York Life Investments Funds: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015); New York Life Investments Funds Trust: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (2018 to 2022); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	86

New York Life Investments VP Funds Trust: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015); (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015); NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair since 2025 and Trustee since 2021; NYLI MacKay Muni Income Opportunities Fund: Chair since 2025 and Trustee since 2024; Allstate Corporation: Director since 2015; MSCI Inc.: Director since 2017; and CapShift Advisors LLC: Chair since 2022

Richard S. Trutanic 1952	New York Life Investments Funds: Trustee since 1994; New York Life Investments Funds Trust: Trustee since 2007***	Chair and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004);	86

New York Life Investments VP Funds Trust: Trustee since 2007 (33 portfolios)**; NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011; NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021; and NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024

1 The “Fund Complex” consists of the Funds, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI DefinedTerm Muni Opportunities Fund and series of New York Life Investments VP Funds Trust.

*Mr. Abou-Jaoudé is considered to be an “interested person” of the New York Life Investments Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

**Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.
***Includes prior service as a Director/Trustee of certain predecessor entities to New York Life Investments Funds Trust.

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Trustees

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Funds in light of the Funds' business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Funds or to board members of other mutual funds generally.

Mr. Abou-Jaoudé. Mr. Abou-Jaoudé has served as a Trustee since 2023. Previously, Mr. Abou-Jaoudé was the Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) from 2007 to 2023. Mr. Abou-Jaoudé has also served as Chair of New York Life Investment Management International since 2015. Mr. Abou-Jaoudé has over 30 years of experience in the investment management business.

Mr. Chow. Mr. Chow has served as a Trustee of one or more of the registrants of the Fund Complex since 2016 and as an Advisory Board Member of one or more of the registrants of the Fund Complex from June 2015 to December 2015. Mr. Chow has served as the Chair of the Investment Committee of one or more of the registrants of the New York Life Investments Group of Funds since January 2022. Mr. Chow served as the Chair of the Operations Oversight Committee of one or more of the registrants of the New York Life Investments Group of Funds from 2017 to 2021. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 35 years of experience in capital markets and investments including 15 years as general partner of institutional private equity funds. He has served as a trustee of the VanEck ETF Trust since 2006 and as Independent Chair from 2008 to 2022. From 2009 to 2024, he was a trustee of Berea College, serving on the Executive Committee and as the Chair of the Investment Committee. From 2008 to 2015, he served as a board member and Chair of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow served on the Governing Council of the IDC from 2012 to 2020. He has been a CFA® Charterholder since 1989, is a former President, and served on the board, of the CFA Society of Stamford from 2009 to 2017.

Ms. Hammond. Ms. Hammond has served as a Trustee since December 2021 and served as an Advisory Board Member of the New York Life Investments Group of Funds from June 2021 to December 2021. Ms. Hammond has served as the Chair of the Contracts Committee since 2025 and served as the Chair of the Operations Oversight Committee from 2021 to 2024. Ms. Hammond serves as an Audit Committee Financial Expert for the New York Life Investments Group of Funds. Ms. Hammond has over 30 years of experience in the investment management industry, spending the majority of her career with Fidelity Investments from 1993 to 2013. Ms. Hammond served as Senior Vice President of Investment Services for Fidelity Management & Research Company from 2005 to 2007 and, most recently, was Managing Director of a private equity group within Fidelity from 2007 until 2013. Ms. Hammond also served as a director of real estate investment trusts beginning in 2014. Since 2017, Ms. Hammond has also been a member of the Rhode Island State Investment Committee. Ms. Hammond has been a CFA® Charterholder since 1987 and also serves as a director for Two Harbors Investment Corp and Blue Cross Blue Shield of Rhode Island.

Mr. Jivraj. Mr. Jivraj has served as a Trustee since January 2026. Mr. Jivraj served as a Partner at Ernst & Young LLP (“EY”) from 2005 to 2025 and was the Mid-Atlantic Practice Leader for EY’s Wealth & Asset Management practice from 2017 to 2023. Mr. Jivraj was a member of the Investment Companies Expert Panel (“ICEP”) of the American Institute of Certified Public Accountants from 2010-2014. The ICEP serves the needs of AICPA members on financial and business reporting and audit and attest matters relating to investment companies. Prior to his tenure at EY, Mr. Jivraj served as Assistant Chief Accountant for the SEC. He was later appointed to serve on the SEC’s Asset Management Advisory Committee (“AMAC”) from 2020 to 2021. AMAC was formed to provide SEC with perspectives on asset management and related advice and recommendations. Mr. Jivraj has been a frequent speaker at various asset management industry events and is a Certified Public Accountant.

Ms. Kerley. Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the New York Life Investments Group of Funds or a predecessor since 1990, including serving as the Chair of the Operations Oversight Committee since 2025, Chair of the Board from 2017 until 2024 and Chair of the Contracts Committee of one or more of the registrants of the New York Life Investments Group of Funds from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the New York Life Investments Group of Funds. She had previously served as Chair of the Board of one or more of the registrants of the New York Life Investments Group of Funds through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Latshaw. Mr. Latshaw has served as a Trustee or Director of one or more registrants in the New York Life Investments Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the New York Life Investments Group of Funds. Prior to becoming a Trustee of the New York Life Investments Group of Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 to 2006. Mr. Latshaw also served as a trustee of another mutual fund complex from 2005 to 2021. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chair from 1997 to 2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of

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accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Ms. Lynch. Ms. Lynch has served as a Trustee since January 2026. Ms. Lynch is a Co-Founder and Partner of Global Endowment Management (“GEM”) since 2007, serving as Managing Partner since 2024. Prior to founding GEM, Ms. Lynch held the role of Chief Investment Officer at The Duke Endowment from 1999 to 2007. She served as a portfolio manager at Trade Street Investment Advisers from 1996 to 1999 and at INVESCO Capital Management from 1990 to 1996. Ms. Lynch’s board experience includes serving as a member of the investment committee for the Baby J Fund since 2007 and a trustee for the Thacher School from 2015 to 2024, serving as a member of the advisory board of Avalon Advisors, LLC from 2021 to 2023 and of CBAM Partners from 2021 to 2022, and serving as a member of the investment committee of Novant Asset Management LLC and Novant Health Foundation from 2007 to 2017. Ms. Lynch also had experience as a member of the investment committee and development committee of Florida State University Foundation from 2013 to 2019. Ms. Lynch has over 30 years of experience in the investment management business and has been a CFA® Charterholder since 1992.

Mr. Perold. Mr. Perold has served as a Trustee of one or more of the registrants of the New York Life Investments Group of Funds since 2016 and as an Advisory Board Member of one or more of the registrants of the New York Life Investments Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chair of the Board since 2025 and served as the Chair of the Contracts Committee of one or more of the registrants of the New York Life Investments Group of Funds from 2018 to 2024. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He also served as a member of Boston University’s Investment Committee from 2008 to 2019 and was a Trustee of the University until 2019. Since 2019, Mr. Perold previously served as a Trustee at Partners in Health. In addition, Mr. Perold previously served as the Chief Executive Officer of CapShift Advisors LLC, a SEC-registered investment adviser, and has served as Chair of the Board since 2022.

Mr. Trutanic. Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the New York Life Investments Group of Funds or a predecessor since 1994, including serving as the Chair of the Nominating and Governance Committee of one or more of the registrants of the New York Life Investments Group of Funds since 2017, and previously serving as the Chair of the Alternative and Closed-End Funds Oversight Committee and as the Chair of the Brokerage and Expense Committee of New York Life Investments Group of Funds. Currently, Mr. Trutanic is the Chair and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has extensive investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

Board Structure and Leadership

The Board oversees the business and affairs of the Funds as well as key service providers to the Funds, including the services provided to the Funds by the Manager and Subadvisors. The Board holds regularly scheduled meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are nine Trustees, eight of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Manager or the Subadvisors (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chair. The Chair is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board and presides over all Board meetings. In between meetings, the Chair is responsible for communicating with other Trustees, Fund officers and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Funds and their operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Funds' operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee's responsibilities and membership.

The Trustees believe that the Board's leadership and committee structure is appropriate in light of the nature and size of the Funds because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of the Funds' operations and their independent review of proposals made by the Manager.

Risk Oversight

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While responsibility for day-to-day risk management relating to the Funds and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors and other key service providers. In addition, the Board has established an Operations Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Funds. The Audit Committee also meets regularly with the Funds' independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Funds regularly report to the Board and the Committees on a variety of risk areas relating to the Funds, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Funds' performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Funds' operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Operations Oversight Committee also meet regularly with the Funds' Chief Compliance Officer ("CCO"), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Funds and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Funds' compliance program. In order to maintain a robust risk management and compliance program for the Funds, the Board and the Operations Oversight Committee also regularly review and consider for approval, as necessary, the Funds' compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Funds' service providers to the extent that those policies and procedures relate to the operations of the Funds. In addition to the meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board oversees the Funds' liquidity risk (defined by the SEC as the risk a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund) through, among other things, receiving periodic reporting and presentations by investment and other personnel of New York Life Investment Management and its affiliates. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds (other than the NYLI Money Market Fund) have implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds' liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of New York Life Investment Management as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program's Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation.

The Board also benefits from other risk management resources and functions within the Manager's organization, such as the Manager's risk management personnel and the internal auditor of the Manager's parent company. For example, the Board and the Operations Oversight Committee meet periodically with the Manager's risk management personnel, including the Manager's Chief Risk Officer ("CRO"). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager's enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager's businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Funds' investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who Are Not Trustees)*

NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Kirk C. Lehneis 1974	President, New York Life Investments Funds and New York Life Investments Funds Trust (since 2017)

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chair of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2018); President, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund and New York Life Investments VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC.

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NAME AND YEAR OF BIRTH	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, New York Life Investments Funds (since 2007), New York Life Investments Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011) and New York Life Investments VP Funds Trust (since 2007)**; Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012) and Vice President, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2023).

J. Kevin Gao 1967	Secretary and Chief Legal Officer, New York Life Investments Funds and New York Life Investments Funds Trust (since 2010)

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011) and New York Life Investments VP Funds Trust (since 2010)**.

Kevin M. Gleason 1966	Vice President and Chief Compliance Officer, New York Life Investments Funds and New York Life Investments Funds Trust (since June 2022)

Vice President and Chief Compliance Officer, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2022); Vice President and Chief Compliance Officer, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund, New York Life Investments VP Funds Trust and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022).

Scott T. Harrington 1959	Vice President — Administration, New York Life Investments Funds (since 2005), New York Life Investments Funds Trust (since 2009)

Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021), NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011) and New York Life Investments VP Funds Trust (since 2005)**

* The officers listed above are considered to be "interested persons" of the New York Life Investments Group of Funds within the meaning of the 1940 Act because of their affiliation with the New York Life Investments Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board.

**Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to New York Life Investments VP Funds Trust.

Committees of the Board

The Board oversees the Funds, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Operations Oversight Committee.

Audit Committee. The primary purposes of the Audit Committee are to oversee the Funds' processes for accounting, auditing, financial reporting and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chair), Karen Hammond, Adeel Jivraj, Susan B. Kerley and Stephanie Lynch.

Contracts Committee. The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Funds are, or are proposed to be, parties and to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Karen Hammond (Chair), David H. Chow, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic.

Investment Committee. The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Funds and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include David H. Chow (Chair), Karen Hammond, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic.

Nominating and Governance Committee. The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the management of the Funds; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chair), David H. Chow, Karen Hammond, Adeel Jivraj, Susan B. Kerley, Alan R. Latshaw, Stephanie Lynch and Jacques P. Perold.

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The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the "Candidate Policy"), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Funds' Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Funds must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Operations Oversight Committee. The primary purpose of the Operations Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Funds. The Operations Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Funds, the Manager and Subadvisors and other service providers to the Funds. The Operations Oversight Committee also oversees the implementation of the Funds' proxy voting policies and procedures, the implementation of the Funds' and New York Life Investment Management’s valuation procedures and New York Life Investment Management as valuation designee in the performance of fair value determinations. The Operations Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Operations Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Funds' Manager, Subadvisors and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Funds that are required to be reasonably designed to ensure compliance by the Funds and their primary service providers with applicable federal securities laws. The Funds' CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Funds are or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Operations Oversight Committee include: Susan B. Kerley (Chair), David H. Chow, Karen Hammond, Adeel Jivraj, Alan R. Latshaw, Stephanie Lynch, Jacques P. Perold and Richard S. Trutanic.

The table below shows the number of times each committee met during each of the following most recently completed fiscal year ends:

Committee Meetings

FISCAL YEAR END	Audit Committee	Contracts Committee	Investment Committee	Nominating and Governance Committee	Operations Oversight Committee
April 30, 2025	10	4	9	6	6
October 31, 2025	10	6	8	7	7
November 30, 2024	10	5	10	6	7

Ownership of Securities

As of December 31, 2025, the dollar range of equity securities owned by each Trustee in the Funds (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the New York Life Investments Group of Funds was as follows:

INTERESTED TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE NEW YORK LIFE INVESTMENTS GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Naïm Abou-Jaoudé	None	None

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INDEPENDENT TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE NEW YORK LIFE INVESTMENTS GROUP OF FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
David H. Chow	NYLI S&P 500 Index Fund - Over $100,000	Over $100,000
Karen Hammond	NYLI PineStone U.S. Equity Fund - $50,001 - $100,000 NYLI MacKay Tax Free Bond fund - Over $100,000 NYLI Winslow Large Cap Growth Fund - Over $100,000	Over $100,000
Adeel Jivraj	N/A	N/A
Susan B. Kerley

NYLI Moderate Allocation Fund - Over $100,000

NYLI MacKay Convertible Fund - Over $100,000

NYLI Epoch Capital Growth Fund - Over $100,000

NYLI Conservative Allocation Fund - Over $100,000

NYLI Floating Rate Fund - Over $100,000

NYLI CBRE Global Infrastructure Megatrends Term Fund - Over $100,000

NYLI MacKay High Yield Muni Bond Fund - Over $100,000

Over $100,000
Alan R. Latshaw	NYLI High Yield Corporate Bond Fund - Over $100,000 NYLI Winslow Large Cap Growth Fund - $50,001 - $100,000	Over $100,000
Stephanie Lynch	N/A	N/A
Jacques P. Perold

NYLI CBRE Global Infrastructure Megatrends Term Fund - Over $100,000

NYLI PineStone U.S. Equity Fund - Over $100,000

NYLI MacKay Short Duration High Income Fund - Over $100,000

NYLI MacKay Convertible Fund - Over $100,000

NYLI MacKay High Yield Corporate Bond Fund - Over $100,000

NYLI Winslow Large Cap Growth Fund - Over $100,000

NYLI WMC Enduring Capital Fund - Over $100,000

Over $100,000
Richard S. Trutanic

NYLI Money Market Fund - $1 - $10,000

NYLI Epoch Global Equity Yield Fund - $10,001 - $50,000

NYLI S&P 500 Index Fund - $10,001 - $50,000

NYLI Epoch Capital Growth Fund - $10,001 - $50,000

NYLI WMC Enduring Capital Fund - $10,001 - $50,000

NYLI MacKay Convertible Fund - $10,001 - $50,000

NYLI CBRE Global Infrastructure Megatrends Term Fund - $10,001 - $50,000

Over $100,000

As of December 31, 2025, each Independent Trustee and his or her immediate family members did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the New York Life Investments Group of Funds or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, an investment adviser or principal underwriter of the New York Life Investments Group of Funds.

Compensation

The following table reflects the compensation received by certain Trustees for the relevant fiscal years from the Fund Complex. The Fund Complex consists of the New York Life Investments Group of Funds, as well as New York Life Investments VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay Muni Income Opportunities Fund, which are registrants not discussed in this SAI. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer and a fee for each regularly scheduled Board meeting and associated Committee meetings attended and may receive fees for attending other Board meetings and associated Committee meetings on a case-by-case basis. The Chair of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

TRUSTEE	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE NEW YORK LIFE INVESTMENTS GROUP OF FUNDS AND THE FUND COMPLEX PAID TO TRUSTEES[1]
		FISCAL YEAR END APRIL 30, 2025	FISCAL YEAR END OCTOBER 31, 2025	FISCAL YEAR END NOVEMBER 30, 2024
David H. Chow	None	$390,000	$ 420,000	$ 380,000
Karen Hammond	None	390,000	420,000	380,000
Adeel Jivraj[2]	None	N/A	N/A	N/A
Susan B. Kerley	None	420,000	420,000	440,000
Alan R. Latshaw	None	390,000	420,000	380,000
Stephanie Lynch[2]	None	N/A	N/A	N/A

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TRUSTEE	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES / ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE NEW YORK LIFE INVESTMENTS GROUP OF FUNDS AND THE FUND COMPLEX PAID TO TRUSTEES[1]
		FISCAL YEAR END APRIL 30, 2025	FISCAL YEAR END OCTOBER 31, 2025	FISCAL YEAR END NOVEMBER 30, 2024
Jacques P. Perold	None	420,000	480,000	380,000
Richard S. Trutanic	None	390,000	420,000	380,000

1. Includes compensation paid by New York Life Investments Funds Trust, New York Life Investments Funds, New York Life Investments VP Funds Trust, NYLI MacKay DefinedTerm Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay Muni Income Opportunities Fund.

2. Mr. Jivraj and Ms. Lynch became Trustees of New York Life Investments Funds Trust, New York Life Investments Funds, NYLI MacKay Muni Income Opportunities Fund and New York Life Investments VP Funds Trust on January 1, 2026; therefore, they have not received any compensation from the Fund Complex for the fiscal year ended December 31, 2025. Mr. Jivraj and Ms. Lynch are Advisory Board Members of NYLI MacKay DefinedTerm Muni Opportunities Fund or NYLI CBRE Global Infrastructure Megatrends Term Fund.

The following table shows the compensation paid to Independent Trustees during the relevant fiscal years (or periods). The table is organized by fiscal year end.

FISCAL YEAR ENDED	David H. Chow	Karen Hammond	Adeel Jivraj[1]	Susan B. Kerley	Alan R. Latshaw	Stephanie Lynch[1]	Jacques P. Perold	Richard S. Trutanic
April 30	$5,846	$5,846	N/A	$6,300	$5,846	N/A	$6,347	$5,846
October 31 – New York Life Investments Funds	157,290	157,290	N/A	157,290	157,290	N/A	222,692	157,290
October 31 – New York Life Investments Funds Trust	134,527	134,527	N/A	134,527	134,527	N/A	191,129	134,527
November 30	3,258	3,258	N/A	3,773	3,258	N/A	3,289	3,258

1. Mr. Jivraj and Ms. Lynch became Trustees of New York Life Investments Funds Trust, New York Life Investments Funds, NYLI MacKay Muni Income Opportunities Fund and New York Life Investments VP Funds Trust on January 1, 2026; therefore, they have not received any compensation from the Fund Complex for the fiscal year ended December 31, 2025.

Codes of Ethics

The New York Life Investments Group of Funds, the Manager, the Distributor and each Subadvisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the New York Life Investments Group of Funds. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

THE MANAGER, THE SUBADVISORS AND THE DISTRIBUTOR

Management Agreements

Pursuant to the respective Amended and Restated Management Agreements with New York Life Investments Funds Trust and New York Life Investments Funds, dated February 27, 2015, as amended ("Management Agreements"), New York Life Investment Management, subject to the oversight of the Board, and in conformity with the stated policies of each Fund, administers each Fund's business affairs and has investment advisory responsibilities with respect to the Funds' portfolio securities. New York Life Investment Management is an indirect wholly-owned subsidiary of New York Life Insurance Company. New York Life Investment Management is registered as an investment adviser with the SEC and has provided investment management services since 2000.

A Fund's Management Agreement remains in effect for two years following its initial effective date and continues in effect thereafter for one-year periods only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The Manager has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the New York Life Investments Group of Funds to serve in the capacities in which they have been elected or appointed.

The Management Agreements provide that the Manager shall not be liable to a Fund for any error of judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' or less than 30 days' written notice.

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In connection with its administration of the business affairs of each Fund, and except as indicated in the Prospectuses or elsewhere in this SAI, the Manager bears the following expenses:

• the salaries and expenses of all personnel of the New York Life Investments Group of Funds and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadvisor;

• the CCO’s compensation (a portion of which is currently reimbursed by the Funds);

• the fees to be paid to the Subadvisors pursuant to the Subadvisory Agreements or otherwise; and

• all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the New York Life Investments Group of Funds, as the case may be.

With respect to certain Funds, the Manager has entered into written expense limitation agreements as discussed in the Prospectuses.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Funds. The Manager and the New York Life Investments Group of Funds have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the conditions of the Order (as described below) and the approval of the Board, including a majority of the Independent Trustees, to hire and to modify any existing or future subadvisory agreements with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” of New York Life Investment Management (meaning New York Life Investment Management owns 95% or more of the outstanding voting securities), or a sister company of New York Life Investment Management that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investment Management (“Wholly-Owned Subadvisors”). In addition, pursuant to a no-action position issued by the staff of the SEC, the Manager may hire and modify any existing or future subadvisory agreement with subadvisors that are not Wholly-Owned Subadvisors, but are otherwise "affiliated persons" (as defined in the 1940 Act) of New York Life Investment Management ("Affiliated Subadvisors") provided that certain conditions are met (the "Interpretive Relief"). For its services, each Fund, except the New York Life Investments Asset Allocation Funds, pays the Manager a monthly fee, which is based on each Fund's average net assets. The fees paid to each Subadvisor are paid out of the management fee paid to the Manager and are not additional expenses of each Fund.

This authority is subject to certain conditions, which include: (i) the New York Life Investments Group of Funds will make certain disclosures in the prospectus regarding the existence, substance and effect of the Order; (ii) the Manager will provide general management services to each applicable Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets, and subject to review and approval of the Board, will (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend subadvisors to manage all or a portion of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among subadvisors; (d) monitor and evaluate the subadvisor’s performance; and (e) implement procedures reasonably designed to ensure that subadvisors comply with the Fund’s investment objective, policies and restrictions; (iii) the New York Life Investments Group of Funds will provide an information statement to shareholders of a Fund containing details about the subadvisor, the subadvisory agreement and certain aggregate subadvisory fee information within 90 days of hiring a new subadvisor; (iv) the Manager will provide the Board, no less frequently than quarterly, with information about the profitability of the Manager on a per subadvised Fund basis; (v) before a Fund may rely on the Order, the operation of that Fund pursuant to the Order must be approved by a majority of the Fund’s outstanding voting securities; (vi) whenever a subadvisor change is proposed for a subadvised Fund with an affiliated subadvisor or a Wholly-Owned Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding that the change is in the best interests of the subadvised Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated subadvisor or Wholly-Owned Subadvisor derives an inappropriate advantage; (vii) no Trustee or Officer of the Fund would be permitted to own any interest in a subadvisor, subject to certain exceptions; and (viii) at all times, at majority of the Board will not be “interested persons” of the New York Life Investments Group of Funds as a whole within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

For more information regarding the Order and Interpretive Relief, including whether a Fund may not use some or all of the relief granted by the Order and Interpretive Relief without obtaining shareholder approval, see the Prospectuses under the heading "Operation as a Manager of Managers."

Expenses Borne by the New York Life Investments Group of Funds

Except for the expenses to be paid by the Manager as described in the Prospectuses and elsewhere in this SAI, the New York Life Investments Group of Funds, on behalf of each Fund, is responsible under the respective Management Agreements for the payment of expenses related to each Fund's operations, including: (1) the fees payable to the Manager or the expenses otherwise incurred by a Fund in connection with the management of the investment of the assets of a Fund; (2) the fees and expenses of the Trustees who are not affiliated with the Manager or Subadvisors; (3) certain fees and expenses of the New York Life Investments Group of Funds' custodian and transfer agent; (4) the charges and expenses of the New York Life Investments Group of Funds' legal counsel and independent accountants; (5) brokers' commissions and any issue or transfer taxes chargeable to the New York Life Investments Group of Funds, on behalf of a Fund, in connection with its securities transactions; (6) the fees of any trade association of which a Fund or the New York Life Investments Group of Funds is a member; (7) the cost of share certificates representing shares of a Fund; (8) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining the registrations of the New York Life Investments Group of Funds and of its shares with the SEC and registering the New York Life Investments Group of Funds as a broker or dealer and qualifying its shares under state securities laws, including the preparation and

81

printing of the New York Life Investments Group of Funds' registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing Prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of the Funds' shares; and (14) the cost of fidelity bond and D&O insurance.

Pursuant to an agreement between the Trusts and New York Life Investment Management, New York Life Investment Management is responsible for providing or procuring certain regulatory reporting services for the Funds. The Funds will reimburse New York Life Investment Management for the actual costs incurred by New York Life Investment Management in connection with providing or procuring these services for the Funds.

In addition, each Fund may reimburse NYLIFE Securities LLC, NYLIFE Distributors and NYLIM Service Company for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

In addition, each Fund is currently reimbursing the Manager for a portion of the CCO’s compensation.

Subadvisory Agreements

As noted above, the Manager has delegated day-to-day advisory responsibilities for certain Funds to the Subadvisors. Pursuant to the respective Subadvisory Agreements between the Manager and the Subadvisors, and subject to the oversight of the Board and supervision by the Manager in conformity with the stated investment objective or objectives, policies and restrictions of each such Fund, Subadvisors provide continuous supervision of the investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments contained in each Fund. The Subadvisors perform other portfolio management duties pursuant to the applicable Subadvisory Agreement.

As compensation for services, the Manager, not the Funds, pays each Fund's Subadvisor an annual fee, computed daily and paid monthly, calculated on the basis of each Fund's average daily net assets during the preceding month at the annual rates set forth in the chart below.

FUND NAME	ANNUAL RATE
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	0.350% on assets up to $500 million; and 0.325% on assets over $500 million
NYLI Income Builder Fund

Epoch: 50% of the effective gross management fee based on the assets allocated to Epoch.

MacKay Shields: 0.32% on allocated assets up to $500 million;
0.30% on allocated assets from $500 million to $1 billion;
0.2875% on allocated assets from $1 billion to $5 billion; and
0.2825% over $5 billion

NYLI MacKay Convertible Fund

0.300% on assets up to $500 million;
0.275% on assets from $500 million to $1 billion;
0.250% on assets from $1 billion to $2 billion;
0.245% on assets from $2 billion to $5 billion; and

0.240% on assets over $5 billion

NYLI MacKay High Yield Corporate Bond Fund

0.300% on assets up to $500 million;
0.275% on assets from $500 million to $5 billion;
0.2625% on assets from $5 billion to $7 billion;
0.250% on assets from $7 billion to $10 billion;
0.245% on assets from $10 billion to $15 billion; and
0.24% over $15 billion

NYLI MacKay Strategic Bond Fund	0.300% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.250% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
NYLI MacKay Tax Free Bond Fund

0.225% on assets up to $500 million;
0.2125% on assets from $500 million to $1 billion;
0.200% on assets from $1 billion to $5 billion;
0.195% on assets from $5 billion to $7 billion;
0.190% on assets from $7 billion to $9 billion;
0.185% on assets from $9 billion to $11 billion; and

0.18% on assets over $11 billion

NYLI MacKay U.S. Infrastructure Bond Fund	0.250% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; 0.225% on assets from $1 billion to $3 billion; and 0.215% on assets over $3 billion
NYLI Money Market Fund	0.200% on assets up to $500 million; 0.175% on assets from $500 million to $1 billion; and 0.150% on assets over $1 billion

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FUND NAME	ANNUAL RATE
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Winslow Large Cap Growth Fund

On the average daily NAV of all Subadvisor-serviced assets in all investment companies managed by the Manager, including the NYLI VP Winslow Large Cap Growth Portfolio,
0.400% on such assets up to $100 million;
0.350% on such assets from $100 million up to $350 million;
0.300% on such assets from $350 million up to $600 million;
0.250% on such assets from $600 million up to $1 billion;
0.200% on such assets from $1 billion to $2.5 billion;
0.24% on such assets from $2.5 billion to $5 billion; and
0.25% on such assets over $5 billion

NYLI WMC Enduring Capital Fund	0.2375% on assets up to $500 million; 0.225% on assets from $500 million to $1 billion; and 0.2125% on assets over $1 billion
NYLI WMC Value Fund	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion

FUND NAME	ANNUAL RATE
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund

NYL Investors: 0.325% on allocated assets up to $1 billion;
0.3125% on allocated assets from $1 billion up to $2 billion; and
0.30% on allocated assets over $2 billion
Wellington: 0.275% on allocated assets up to $1 billion;
0.265% on allocated assets from $1 billion to $3 billion; and
0.255% on allocated assets over $3 billion

NYLI Candriam Emerging Markets Equity Fund	0.500% on assets up to $1 billion; and 0.4875% on assets over $1 billion
NYLI CBRE Global Infrastructure Fund	0.425% on assets up to $3 billion and 0.420% on assets over $3 billion
NYLI CBRE Real Estate Fund	0.375% on all assets
NYLI Cushing MLP Premier Fund	0.55% on assets up to $3 billion; and 0.525% on assets over $3 billion
NYLI Epoch Capital Growth Fund	0.375% on all assets
NYLI Epoch Global Equity Yield Fund	0.350% on all assets
NYLI Epoch International Choice Fund	0.400% on assets up to $5 billion; 0.3875% on assets from $5 billion to $7.5 billion; and 0.375% on assets over $7.5 billion
NYLI Epoch U.S. Equity Yield Fund	0.350% on assets up to $500 million; 0.340% on assets from $500 million to $1 billion; 0.330% on assets from $1 billion to $2 billion; and 0.325% on assets over $2 billion
NYLI Fiera SMID Growth Fund	0.375% on all assets
NYLI Floating Rate Fund	0.300% on assets up to $1 billion; 0.2875% on assets from $1 billion to $3 billion; and 0.2825% on assets over $3 billion
NYLI MacKay Arizona Muni Fund	0.225% on all assets
NYLI MacKay California Muni Fund	0.225% on assets up to $1 billion; 0.215% on assets from $1 billion to $3 billion; and 0.210% on assets over $3 billion
NYLI MacKay Colorado Muni Fund	0.225% on all assets
NYLI MacKay High Yield Muni Bond Fund

0.275% on assets up to $1 billion;
0.270% on assets from $1 billion to $3 billion;
0.265% on assets from $3 billion to $5 billion;
0.260 on assets from $5 billion to $7 billion;
0.255% on assets from $7 billion to $9 billion;
0.25% on assets from $9 billion to $11 billion;
0.245% on assets from $11billion to $13 billion; and
0.24% on assets over $13 billion

NYLI MacKay New York Muni Fund	0.225% on assets up to $1 billion; 0.215% on assets from $1 billion to $3 billion; and 0.210% on assets over $3 billion
NYLI MacKay Oregon Muni Fund	0.225% on all assets
NYLI MacKay Short Duration High Income Fund	0.325% on assets up to $3 billion; and 0.32% on assets over $3 billion

83

FUND NAME	ANNUAL RATE
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI MacKay Short Term Muni Fund	0.175% on assets up to $1 billion; 0.165% on assets from $1 billion to $5 billion; and 0.16% on assets over $5 billion
NYLI MacKay Strategic Muni Allocation Fund	0.200% on all assets
NYLI MacKay Total Return Bond Fund	0.225% on assets up to $1 billion; 0.22% on assets from $1 billion to $3 billion; and 0.215% on assets over $3 billion
NYLI MacKay Utah Muni Fund	0.225% on all assets
NYLI Short Term Bond Fund	0.125% on assets up to $1 billion; and 0.100% on assets over $1 billion
NYLI PineStone Global Equity Fund	0.40% on all assets
NYLI PineStone International Equity Fund	0.38% on all assets
NYLI PineStone U.S. Equity Fund	0.275% on all assets
NYLI WMC Growth Fund	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
NYLI WMC International Research Equity Fund	0.335% on all assets
NYLI WMC Small Companies Fund	0.375% on assets up to $1 billion; 0.3625% on assets from $1 billion to $2 billion; and 0.35% on assets over $2 billion

To the extent New York Life Investment Management has agreed to waive or reimburse expenses, certain affiliated Subadvisors, with respect to certain Funds, have agreed to waive or reimburse their fees proportionately.

The Subadvisory Agreements provide that the Subadvisors shall not be liable to a Fund for any error of judgment by a Subadvisor or for any loss sustained by a Fund except in the case of a Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon 60 days' or less written notice.

Epoch and New York Life Investment Management have entered into an agreement pursuant to which Epoch and New York Life Investment Management contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investment Management agrees to recommend to the Board that Epoch continue to serve as subadvisor for the New York Life Investments Epoch Funds and certain other series of the New York Life Investments Group of Funds subadvised by Epoch for the five years following the closing of the transaction contemplated by such agreement, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investment Management’s fiduciary duties; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investment Management has a right of first refusal to offer certain new Epoch products; and (iv) Epoch and New York Life Investment Management enter into a distribution relationship with respect to certain separately managed account and unified managed account products.

New York Life Investment Management and CBRE have entered into an agreement pursuant to which CBRE and New York Life Investment Management contemplate an ongoing relationship between the parties wherein, among other things: (i) New York Life Investment Management agrees to recommend to the Board that CBRE continue to serve as subadvisor for certain other series of the New York Life Investments Group of Funds subadvised by CBRE for the three years following the initial term of the subadvisory agreement with New York Life Investment Management, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investment Management’s fiduciary duties; (ii) CBRE agrees not to provide advisory or subadvisory services to certain competing funds; (iii) New York Life Investment Management has a right of first refusal to offer certain new CBRE products; and (iv) CBRE and New York Life Investment Management enter into a distribution relationship with respect to certain CBRE products.

New York Life Investment Management and Wellington have entered into an agreement pursuant to which Wellington and New York Life Investment Management contemplate an ongoing relationship between the parties wherein, among other things (i) New York Life Investment Management agrees to recommend to the Board that Wellington continue to serve as subadvisor for certain other series of the New York Life Investments Group of Funds subadvised by Wellington for the five years following the initial term of the subadvisory agreement with New York Life Investment Management, subject to Board approval and other conditions, insofar as such recommendation is consistent with New York Life Investment Management’s fiduciary duties; and (ii) Wellington agrees not to provide advisory or subadvisory services to certain competing funds pursuant to the terms of the agreement.

New York Life Investment Management and Fiera Capital (and certain affiliates) have entered into a strategic partnership agreement under which, among other things, New York Life Investment Management would serve as the exclusive partner for the distribution to the U.S. retail market of certain Fiera Capital investment strategies, subject to certain conditions.

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New York Life Investment Management and PineStone have entered into a strategic partnership agreement under which, among other things, New York Life Investment Management would serve as the exclusive third-party U.S. retail intermediary sales and distribution partner for the Acquiring Funds and any other products and strategies which may be agreed in the future, subject to certain conditions. Additionally, New York Life Investment Management, not the Funds, will pay PineStone a fee for providing certain shareholder services to shareholders investing in Class P shares.

Management Fees

The tables below show the amount of the Management fee paid by each Fund and the amount of any Management fees waived and/or reimbursed by New York Life Investment Management for the last three fiscal years (or periods).

	2025		2024		2023
	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year end April 30
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$7,308,343	$165,326	$11,111,819	$740,023	$16,311,801	$808,272
NYLI CBRE Real Estate Fund	2,077,790	706,121	2,127,387	818,172	2,699,863	768,869
NYLI Conservative ETF Allocation Fund	96,151	18,495	80,642	36,152	71,076	58,419
NYLI Equity ETF Allocation Fund	198,356	0	140,616	1,045	94,581	61,084
NYLI Growth ETF Allocation Fund	252,348	0	187,634	0	128,885	14,790
NYLI MacKay Short Term Muni Fund	0	0	0	0	4,799,723	272,071
NYLI MacKay Strategic Muni Allocation Fund	0	0	0	0	839,511	153,643
NYLI Moderate ETF Allocation Fund	303,154	0	236,567	0	189,214	0

85

	2025		2024		2023
	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year end October 31
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$796,424	$105,177	$439,799	$162,463	$433,904	$196,352
NYLI Income Builder Fund	6,553,516	34,111	6,578,704	31,443	7,050,575	16,438
NYLI MacKay Convertible Fund	8,498,270	547,677	8,568,045	637,728	8,851,765	682,379
NYLI MacKay High Yield Corporate Bond Fund	60,991,221	0	58,140,631	0	55,263,600	0
NYLI MacKay Strategic Bond Fund	5,807,645	234,843	4,149,905	326,394	4,073,232	411,848
NYLI MacKay Tax Free Bond Fund	37,035,843	0	36,813,143	0	31,862,362	0
NYLI MacKay U.S. Infrastructure Bond Fund	7,502,418	420,648	5,483,593	793,240	3,416,982	807,420
NYLI Money Market Fund	2,234,788	53,229	2,161,055	46,310	2,001,310	41,368
NYLI Winslow Large Cap Growth Fund	84,416,208	917,952	87,690,455	1,170,619	74,084,253	245,068
NYLI WMC Enduring Capital Fund	2,927,553	0	2,937,012	0	3,152,197	0
NYLI WMC Value Fund	6,371,892	92,419	6,425,904	97,892	6,667,683	157,654
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$2,893,581	$42,095	$2,954,886	$54,061	$3,061,694	$57,114
NYLI Candriam Emerging Markets Equity Fund	1,110,325	420,136	1,583,289	380,511	1,504,198	346,253
NYLI Conservative Allocation Fund	0	54,397	0	60,782	0	67,060
NYLI Epoch Capital Growth Fund	1,219,707	159,368	1,271,709	134,186	700,294	97,243
NYLI Epoch Global Equity Yield Fund	5,410,817	305,018	5,324,044	346,238	6,351,357	639,408
NYLI Epoch International Choice Fund	2,024,237	6,716	1,766,001	71,198	1,748,223	50,666
NYLI Epoch U.S. Equity Yield Fund	7,367,231	220,839	6,902,637	252,246	7,109,229	309,459
NYLI Equity Allocation Fund	0	85,045	0	103,291	0	132,318
NYLI Fiera SMID Growth Fund	2,721,997	161,210	2,650,605	164,331	544,262	109,714
NYLI Floating Rate Fund	9,152,495	0	9,440,094	0	10,793,440	0
NYLI Growth Allocation Fund	0	125,394	0	151,540	0	184,110
NYLI MacKay Arizona Muni Fund	649,890	3,446	405,524	58,379
NYLI MacKay California Muni Fund	5,669,858	93,535	5,194,472	83,106	4,682,691	175,377
NYLI MacKay Colorado Muni Fund	493,526	9,058	356,192	40,183
NYLI MacKay High Yield Muni Bond Fund	49,813,989	0	46,131,476	0	41,356,079	0
NYLI MacKay New York Muni Fund	6,328,219	23,998	5,553,586	34,814	5,066,237	66,483
NYLI MacKay Oregon Muni Fund	1,315,904	3,582	897,836	57,677
NYLI MacKay Short Duration High Income Fund	18,567,892	461,332	14,868,287	558,068	10,902,096	490,517
NYLI MacKay Short Term Muni Fund	3,251,375	146,661	2,759,587	123,379	1,747,703	127,038
NYLI MacKay Strategic Muni Allocation Fund	7,449,188	0	4,445,873	0	857,073	87,021
NYLI MacKay Total Return Bond Fund	1,489,603	550,992	1,537,603	405,586	1,878,427	428,398
NYLI MacKay Utah Muni Fund	911,367	27,475	720,097	53,706
NYLI Moderate Allocation Fund	0	118,591	0	140,105	0	158,001
NYLI PineStone Global Equity Fund	298,878	193,048	217,066	172,551	120,667	174,946
NYLI PineStone International Equity Fund	6,342,459	881,377	4,077,760	473,613	1,336,475	402,448
NYLI PineStone U.S. Equity Fund	3,132,270	882	2,372,194	0	365,883	65,498
NYLI S&P 500 Index Fund	2,584,176	33,144	2,174,024	42,153	1,841,906	63,041
NYLI Short Term Bond Fund	293,439	77,290	374,309	64,340	353,110	76,274
NYLI WMC Growth Fund	6,411,578	52,164	5,875,581	89,802	5,071,297	150,104
NYLI WMC International Research Equity Fund	1,593,156	170,709	1,284,877	170,196	1,232,469	160,615
NYLI WMC Small Companies Fund	2,310,377	47,281	2,227,341	64,006	2,402,987	80,654

86

	2024		2023		2022
	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED
Fund with fiscal year end November 30
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$9,562,193	$0	$7,984,344	$0	$7,725,532	$0

Subadvisory Fees

The tables below show the amount of the Subadvisory fee, the amount of the subadvisory fee paid by the Manager from the management fee, and the amount of the subadvisory fee waived and/or reimbursed for the last three fiscal periods.

	2025		2024		2023
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year end April 30
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund
CBRE	3,654,148	82,663	5,555,909	370,012	8,155,899	404,136
NYLI CBRE Real Estate Fund
CBRE	1,038,882	353,060	1,063,774	409,086	1,349,931	384,434
NYLI MacKay Short Term Muni Fund	0	0	0	0	2,399,861	136,036
NYLI MacKay Strategic Muni Allocation Fund	0	0	0	0	419,756	76,822

87

	2025		2024		2023
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
Funds with fiscal year end October 31
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$398,212	$44,223	$219,899	$80,223	$118,542	$0
NYLI Income Builder Fund
MacKay	1,227,006	0	1,346,749	0	1,968,232	0
Epoch	2,066,292	0	1,966,741	0	1,815,285	0
NYLI MacKay Convertible Fund	4,249,178	273,837	4,284,031	318,864	4,395,178	341,189
NYLI MacKay High Yield Corporate Bond Fund	29,915,131	0	28,518,356	0	27,108,365	0
NYLI MacKay Strategic Bond Fund	2,903,822	117,421	2,074,952	163,197	2,019,351	204,066
NYLI MacKay Tax Free Bond Fund	18,050,324	0	17,941,569	0	15,530,172	0
NYLI MacKay U.S. Infrastructure Bond Fund	3,751,209	210,324	2,741,797	396,620	1,700,080	395,299
NYLI Money Market Fund	1,117,394	23,247	1,080,528	23,155	996,530	20,684
NYLI Winslow Large Cap Growth Fund	33,157,270	0	34,417,723	0	28,878,294	0
NYLI WMC Enduring Capital Fund	1,263,590	0	1,267,636	0	0	0
NYLI WMC Value Fund	2,659,313	46,210	2,682,913	48,946	0	0
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund
NYL Investors	459,718	0	714,416	0	0	0
Wellington	729,002	0	489,408	0	534,987	0
NYLI Candriam Emerging Markets Equity Fund	555,163	210,068	791,645	190,255	752,099	173,126
NYLI Epoch Capital Growth Fund	609,853	79,684	635,854	67,093	350,147	48,621
NYLI Epoch Global Equity Yield Fund	2,705,465	0	2,662,022	0	3,495,383	319,704
NYLI Epoch International Choice Fund	1,012,119	0	883,000	32,071	874,112	21,341
NYLI Epoch U.S. Equity Yield Fund	3,683,678	103,472	3,451,318	105,470	3,554,706	128,309
NYLI Fiera SMID Growth Fund	1,360,999	0	1,325,303	0	166,170	0
NYLI Floating Rate Fund	4,576,247	0	4,720,047	0	5,400,442	(0)
NYLI MacKay Arizona Muni Fund	324,954	1,723	99,820	29,189	0	0
NYLI MacKay California Muni Fund	2,834,929	46,767	2,597,236	41,553	2,341,346	87,688
NYLI MacKay Colorado Muni Fund	246,769	4,529	77,591	16,058	0	0
NYLI MacKay High Yield Muni Bond Fund	24,907,009	0	23,065,859	0	20,678,148	(0)
NYLI MacKay New York Muni Fund	3,164,110	11,999	2,776,793	17,407	2,533,118	33,241
NYLI MacKay Oregon Muni Fund	657,970	1,791	214,946	28,833	0	0
NYLI MacKay Short Duration High Income Fund	9,283,946	230,666	7,434,144	279,034	5,451,048	245,259
NYLI MacKay Short Term Muni Fund	1,625,687	73,331	1,379,793	61,689	1,243,874	68,790
NYLI MacKay Strategic Muni Allocation Fund	3,724,650	0	2,223,689	0	206,878	38,444
NYLI MacKay Total Return Bond Fund	744,801	275,496	768,802	202,805	939,556	214,542
NYLI MacKay Utah Muni Fund	455,698	13,738	156,181	18,668	0	0
NYLI Moderate Allocation Fund	0	0	0	0	79,001	79,001
NYLI PineStone Global Equity Fund	149,442	0	108,533	0	37,863	0
NYLI PineStone International Equity Fund	3,012,668	0	1,937,221	0	228,463	0
NYLI PineStone U.S. Equity Fund	1,566,135	0	1,186,097	0	73,999	0
NYLI S&P 500 Index Fund	0	0	0	0	920,968	31,521
NYLI Short Term Bond Fund	146,720	38,645	187,155	32,170	180,543	38,137
NYLI WMC Growth Fund	2,637,620	8,777	2,419,243	7,595	0	0
NYLI WMC International Research Equity Fund	720,080	84,706	582,392	84,807	0	0
NYLI WMC Small Companies Fund	1,082,990	0	1,044,066	0	0	0

88

	2024		2023		2022
	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
Fund with fiscal year end November 30
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund
Cushing	4,780,284	0	3,991,938	0	3,862,765	0

JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179 ("JPMorgan") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investment Management. These services include calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective NAVs and assisting New York Life Investment Management in conducting various aspects of the Funds' administrative operations. JPMorgan has sub-custodial arrangements for holding such Funds' foreign assets. For providing these services to the Funds, JPMorgan is compensated by New York Life Investment Management.

Distribution Agreements

NYLIFE Distributors LLC (“Distributor”), an affiliate of New York Life Investment Management and a limited liability company organized under the laws of Delaware with a principal place of business located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as the distributor and principal underwriter of each Fund's shares pursuant to Amended and Restated Distribution Agreements ("Distribution Agreements"), each dated August 1, 2014. NYLIFE Securities LLC ("NYLIFE Securities"), an affiliated broker-dealer, and other financial intermediaries, sell shares of the Funds pursuant to dealer agreements with the Distributor. The Distributor compensates these financial intermediary firms for their efforts in selling shares of the Funds. These firms, in turn, pay commissions to their sales representatives as well as pay the cost of printing and mailing prospectuses to potential investors and the respective cost of any advertising. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of shares of the New York Life Investments Group of Funds. The Distributor receives sales loads and distribution plan payments and receives no other compensation from the New York Life Investments Group of Funds under the Distribution Agreements. The New York Life Investments Group of Funds anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts. The Distributor, at its own expense, also may, from time to time, provide promotional incentives to dealers who sell Fund shares.

A Fund's Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect for one-year periods only if its continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Distributor, or by the Distributor, upon not less than 60 days' written notice to New York Life Investments Funds and/or New York Life Investments Funds Trust. The Distribution Agreements will terminate in the event of assignment.

Distribution Plans

With respect to each of the Funds (except the NYLI Money Market Fund) the Board has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for Class A, Class A2, Investor Class, Class C, Class C2, Class R2, Class R3, Class Z and SIMPLE Class shares of certain Funds (the "Class A Plans," the "Class A2 Plan," the "Investor Class Plans," the "Class C Plans," the "Class C2 Plans," the "Class R2 Plans," the "Class R3 Plans," the "Class Z Plans" and the "SIMPLE Class Plans," or collectively, the "12b-1 Plans"). Only certain Funds currently offer Class A, Class A2, Investor Class, Class C, Class C2, Class R2, Class R3, Class Z and SIMPLE Class shares.

Under the 12b-1 Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee it receives during the early years of the operation of a 12b-1 Plan. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If a 12b-1 Plan for the Funds is terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Each 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.

89

12b-1 Plan revenues may be used to reimburse third parties that provide various services to shareholders who are participants in various retirement plans. These services include activities in connection with the provision of personal, continuing services to investors in a Fund. Overhead and other expenses related to service activities, including telephone and other communications expenses, may be included in the amounts expended for such activities. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

A 12b-1 Plan shall continue in effect from year to year, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. No 12b-1 Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. Each 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Trustees who are not interested persons has been committed to the Independent Trustees. Pursuant to each 12b-1 Plan, the Distributor shall provide the New York Life Investments Group of Funds for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each 12b-1 Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each 12b-1 Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each 12b-1 Plan will benefit the Fund and its shareholders.

Pursuant to FINRA Rule 2341, the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's 12b-1 Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

Distribution Related Fees and Expenses for Funds with Fiscal Year Ending April 30

For the fiscal years ending April 30, 2025, April 30, 2024 and April 30, 2023, the Funds paid distribution and/or service fees pursuant to the Class A, Class A2, Investor Class, Class C, Class C2, Class R3, SIMPLE Class and Class Z Plans, as applicable, as follows:

	YEAR ENDED 4/30/25
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS A2 PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS C2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO SIMPLE CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS Z PLAN
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$192,655	$0	$4,653	$129,461	$0	$0	$0	$0	$0
NYLI CBRE Real Estate Fund	301,125	0	500	20,728	0	0	0	0	0
NYLI Conservative ETF Allocation Fund	105,130	0	0	3,344	0	0	4,266	23,988	0
NYLI Equity ETF Allocation Fund	200,851	0	0	1,917	0	0	11,109	81,422	0
NYLI Growth ETF Allocation Fund	255,106	0	0	1,881	0	0	11,065	108,118	0
NYLI Moderate ETF Allocation Fund	320,949	0	0	3,859	0	0	18,389	95,299	0

	YEAR ENDED 4/30/24
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS A2 PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS C2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO SIMPLE CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS Z PLAN
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$217,349	$0	$5,050	$163,159	$0	$0	$0	$0	$0
NYLI CBRE Real Estate Fund	319,885	0	497	31,696	0	0	0	0	0
NYLI Conservative ETF Allocation Fund	91,216	0	0	2,592	0	0	2,419	15,285	0
NYLI Equity ETF Allocation Fund	148,506	0	0	1,780	0	0	3,697	49,312	0
NYLI Growth ETF Allocation Fund	198,123	0	0	2,924	0	0	4,721	66,129	0
NYLI Moderate ETF Allocation Fund	261,247	0	0	3,502	0	0	10,227	56,536	0

90

	YEAR ENDED 4/30/23
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS A2 PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS C2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO SIMPLE CLASS PLAN
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$238,711	$0	$5,840	$0	$218,346	$0	$0	$0	$0
NYLI CBRE Real Estate Fund	383,801	0	484	0	51,564	0	0	0	0
NYLI Conservative ETF Allocation Fund	82,957	0	0	0	3,803	0	0	1,698	8,012
NYLI Equity ETF Allocation Fund	104,292	0	0	0	1,672	0	0	2,252	24,140
NYLI Growth ETF Allocation Fund	142,949	0	0	0	3,097	0	0	2,771	31,615
NYLI MacKay Short Term Muni Fund	935,547	190,927	6,840	0	0	0	0	0	0
NYLI MacKay Strategic Muni Allocation Fund	47,557	0	322	0	8,620	348	0	0	0
NYLI Moderate ETF Allocation Fund	219,395	0	0	0	3,499	0	0	6,053	26,081

For the fiscal years ended April 30, 2025, April 30, 2024 and April 30, 2023, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, as follows:

	YEAR ENDED 4/30/25
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$118,401	$15,312	$330
NYLI CBRE Real Estate Fund	23,685	2,989	74
NYLI Conservative ETF Allocation Fund	151,676	7,426	100
NYLI Equity ETF Allocation Fund	471,773	22,833	1,865
NYLI Growth ETF Allocation Fund	530,940	26,003	730
NYLI Moderate ETF Allocation Fund	539,974	26,795	5,681

	YEAR ENDED 4/30/25
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$832	$124	$0
NYLI CBRE Real Estate Fund	28	4	0

	YEAR ENDED 4/30/24
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$116,104	$15,585	$2,316
NYLI CBRE Real Estate Fund	22,677	3,159	222
NYLI Conservative ETF Allocation Fund	163,575	14,626	3,248
NYLI Equity ETF Allocation Fund	487,778	42,106	497
NYLI Growth ETF Allocation Fund	541,701	46,790	2,418
NYLI Moderate ETF Allocation Fund	572,930	51,650	443

	YEAR ENDED 4/30/24
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$2,045	$307	$0

91

	YEAR ENDED 4/30/23
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$230,408	$32,146	$5,629
NYLI CBRE Real Estate Fund	28,504	3,846	440
NYLI Conservative ETF Allocation Fund	163,595	14,206	450
NYLI Equity ETF Allocation Fund	398,399	34,627	1,139
NYLI Growth ETF Allocation Fund	487,565	41,451	2,625
NYLI MacKay Short Term Muni Fund	79,084	(1,402)	127,152
NYLI MacKay Strategic Muni Allocation Fund	13,990	1,362	7,525
NYLI Moderate ETF Allocation Fund	493,040	42,266	3,611

	YEAR ENDED 4/30/23
CLASS A2 SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI MacKay Short Term Muni Fund	$0	$0	$10,747

	YEAR ENDED 4/30/23
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$2,386	$358	$0
NYLI CBRE Real Estate Fund	633	84	0
NYLI MacKay Short Term Muni Fund	2,445	204	1,974
NYLI MacKay Strategic Muni Allocation Fund	256	32	99

For the fiscal years ended April 30, 2025, April 30, 2024 and April 30, 2023, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CLASS C SHARES	FOR THE YEAR ENDED 04/30/25	FOR THE YEAR ENDED 04/30/24	FOR THE YEAR ENDED 04/30/23
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$524	$1,230	$3,027
NYLI CBRE Real Estate Fund	97	92	710
NYLI Equity ETF Allocation Fund	0	42	11
NYLI Growth ETF Allocation Fund	22	14	17
NYLI MacKay Strategic Muni Allocation Fund	0	0	966
NYLI Moderate ETF Allocation Fund	0	2	0

For the fiscal year ended April 30, 2025, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C2 shares of the Funds:

CLASS C2 SHARES	FOR THE YEAR ENDED 04/30/25	FOR THE YEAR ENDED 04/30/24	FOR THE YEAR ENDED 04/30/23
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI MacKay Strategic Muni Allocation Fund	0	0	550

92

For the fiscal year ended April 30, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of the Funds:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$624	$41	$25,053	$32,018	$250,104	$23,620	$331,459
NYLI CBRE Real Estate Fund	428	33	19,157	6,568	275,221	25,016	326,423
NYLI Conservative ETF Allocation Fund	319	10	14,649	208,566	29,719	3,724	256,988
NYLI Equity ETF Allocation Fund	955	29	42,205	484,573	136,213	9,044	673,019
NYLI Growth ETF Allocation Fund	994	31	44,575	583,756	138,493	10,193	778,043
NYLI Moderate ETF Allocation Fund	1,116	35	50,470	657,116	134,512	12,114	855,362

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended April 30, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of the Funds:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$2	$0	$124	$4,738	$427	$95	$5,385
NYLI CBRE Real Estate Fund	0	0	8	237	142	9	396

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

93

For the fiscal year ended April 30, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of the Funds:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$64	$5	$2,697	$396	$126,430	$1,401	$130,994
NYLI CBRE Real Estate Fund	8	1	363	88	17,248	297	18,005
NYLI Conservative ETF Allocation Fund	1	0	48	1,745	5	20	1,818
NYLI Equity ETF Allocation Fund	0	0	25	1,835	53	11	1,924
NYLI Growth ETF Allocation Fund	0	0	21	1,798	52	10	1,882
NYLI Moderate ETF Allocation Fund	2	0	76	3,611	99	26	3,814

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended April 30, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of the Funds:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NYLI Conservative ETF Allocation Fund	$15	$0	$664	$1,437	$2,830	$124	$5,070
NYLI Equity ETF Allocation Fund	34	1	1,467	2,891	8,189	287	12,869
NYLI Growth ETF Allocation Fund	57	2	2,441	3,371	7,697	419	13,986
NYLI Moderate ETF Allocation Fund	55	2	2,395	9,720	8,667	470	21,309

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

94

For the fiscal year ended April 30, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the SIMPLE Class shares of the Funds:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Conservative ETF Allocation Fund	$99	$3	$4,237	$23,817	$171	$773	$29,100
NYLI Equity ETF Allocation Fund	312	9	13,449	80,997	422	2,471	97,660
NYLI Growth ETF Allocation Fund	394	11	17,027	107,806	238	3,171	128,646
NYLI Moderate ETF Allocation Fund	354	10	15,261	94,894	289	2,841	113,648

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

95

Distribution Related Fees and Expenses for Funds with Fiscal Year Ending October 31

For the fiscal year ended October 31, 2025, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class C, Class C2, Class R2, Class R3 and SIMPLE Class Plans as follows:

	YEAR ENDED 10/31/25
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS A2 PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS C2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO SIMPLE CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS Z PLAN
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$103,865	$0	$21,216	$4,947	$0	$0	$0	$0	$0
NYLI Income Builder Fund	1,706,837	0	140,526	278,629	0	0	0	459	0
NYLI MacKay Convertible Fund	1,659,281	0	94,857	250,432	0	0	0	0	0
NYLI MacKay High Yield Corporate Bond Fund	7,066,536	0	250,635	670,895	0	16,315	26,660	841	0
NYLI MacKay Strategic Bond Fund	496,506	0	29,000	99,012	0	0	0	0	0
NYLI MacKay Tax Free Bond Fund	2,827,437	0	14,386	360,257	33,942	0	0	0	0
NYLI MacKay U.S. Infrastructure Bond Fund	887,900	0	30,720	47,601	0	0	0	0	0
NYLI Winslow Large Cap Growth Fund	4,349,547	0	153,996	396,504	0	326,320	207,505	5,411	0
NYLI WMC Enduring Capital Fund	616,120	0	50,570	87,645	0	0	0	0	0
NYLI WMC Value Fund	1,351,194	0	116,790	183,779	0	0	0	0	0
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$886,784	$0	$83,890	$61,543	$0	$0	$0	$0	$0
NYLI Candriam Emerging Markets Equity Fund	5,314	0	510	454	0	0	0	0	0
NYLI Conservative Allocation Fund	812,115	0	71,517	69,691	0	0	0	20,055	0
NYLI Epoch Capital Growth Fund	165,466	0	9,787	12,070	0	0	0	0	0
NYLI Epoch Global Equity Yield Fund	342,942	0	20,628	65,398	0	0	0	0	0
NYLI Epoch International Choice Fund	73,142	0	8,901	725	0	0	0	336	0
NYLI Epoch U.S. Equity Yield Fund	1,398,839	0	154,522	62,070	0	0	0	1,321	0
NYLI Equity Allocation Fund	972,220	0	127,805	63,599	0	0	0	31,085	0
NYLI Fiera SMID Growth Fund	39,327	0	0	11,998	0	0	0	0	0
NYLI Floating Rate Fund	1,755,913	0	39,981	366,784	0	0	0	2,385	0
NYLI Growth Allocation Fund	1,777,248	0	218,885	106,518	0	0	0	48,357	0
NYLI MacKay Arizona Muni Fund	4,687	0	0	5,116	0	0	0	0	162,294
NYLI MacKay California Muni Fund	1,202,837	0	946	137,836	24,117	0	0	0	0
NYLI MacKay Colorado Muni Fund	547	0	0	4,571	0	0	0	0	61,024
NYLI MacKay High Yield Muni Bond Fund	3,742,314	0	8,303	1,170,349	0	0	0	0	0
NYLI MacKay New York Muni Fund	2,183,086	0	1,084	278,271	16,203	0	0	0	0
NYLI MacKay Oregon Muni Fund	4,398	0	0	8,818	0	0	0	0	273,970
NYLI MacKay Short Duration High Income Fund	1,324,681	0	11,763	552,661	0	0	0	0	0
NYLI MacKay Short Term Muni Fund	539,404	106,863	4,721	0	0	0	0	0	0
NYLI MacKay Strategic Muni Allocation Fund	534,097	0	154	67,945	18,482	0	0	0	201,519
NYLI MacKay Total Return Bond Fund	121,520	0	10,227	23,075	0	0	0	207	0
NYLI MacKay Utah Muni Fund	11,168	0	0	26,485	0	0	0	0	204,073
NYLI Moderate Allocation Fund	1,700,402	0	181,052	91,447	0	0	0	64,619	0
NYLI PineStone Global Equity Fund	2,778	0	0	450	0	0	0	0	0
NYLI PineStone International Equity Fund	199,267	0	33,201	7,917	0	0	0	0	0
NYLI PineStone U.S. Equity Fund	10,895	0	0	619	0	0	0	0	0
NYLI S&P 500 Index Fund	3,139,409	0	93,794	0	0	0	0	11,628	0
NYLI Short Term Bond Fund	134,386	0	4,754	0	0	0	0	154	0
NYLI WMC Growth Fund	1,643,513	0	177,129	19,919	0	0	0	0	0
NYLI WMC International Research Equity Fund	27,842	0	4,308	5,480	0	0	0	0	0
NYLI WMC Small Companies Fund	313,916	0	80,266	10,474	0	0	0	0	0

96

For the fiscal year ended October 31, 2024, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class C, Class C2, Class R2, Class R3 and SIMPLE Class Plans as follows:

	YEAR ENDED 10/31/24
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS A2 PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS C2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO SIMPLE CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS Z PLAN
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$111,402	$0	$22,497	$7,981	$0	$0	$0	$0	$0
NYLI Income Builder Fund	1,650,751	0	153,874	459,557	0	645	4,309	304	0
NYLI MacKay Convertible Fund	1,667,108	0	102,139	297,013	0	0	0	0	0
NYLI MacKay High Yield Corporate Bond Fund	7,328,675	0	278,088	920,656	0	15,441	23,230	641	0
NYLI MacKay Strategic Bond Fund	458,396	0	32,341	110,844	0	576	470	0	0
NYLI MacKay Tax Free Bond Fund	3,139,598	0	15,987	486,929	39,572	0	0	0	0
NYLI MacKay U.S. Infrastructure Bond Fund	232,018	0	33,088	54,659	0	0	0	0	0
NYLI Winslow Large Cap Growth Fund	3,790,950	0	171,976	436,272	0	341,635	219,583	3,187	0
NYLI WMC Enduring Capital Fund	600,395	0	57,605	151,476	0	0	1,494	0	0
NYLI WMC Value Fund	1,333,602	0	130,342	177,792	0	562	2,421	0	0
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$876,344	$0	$93,632	$98,235	$0	$260	$2,632	$0	$0
NYLI Candriam Emerging Markets Equity Fund	5,068	0	533	506	0	0	0	0	0
NYLI Conservative Allocation Fund	834,591	0	80,231	109,006	0	74	3,602	14,438	0
NYLI Epoch Capital Growth Fund	131,889	0	9,468	14,082	0	0	0	0	0
NYLI Epoch Global Equity Yield Fund	316,747	0	20,799	82,797	0	177	1,134	0	0
NYLI Epoch International Choice Fund	72,406	0	10,199	1,414	0	4,427	4,084	232	0
NYLI Epoch U.S. Equity Yield Fund	1,277,708	0	174,032	78,771	0	804	3,203	775	0
NYLI Equity Allocation Fund	929,461	0	143,363	82,131	0	0	3,115	20,654	0
NYLI Fiera SMID Growth Fund	15,783	0	0	7,583	0	0	0	0	0
NYLI Floating Rate Fund	1,683,947	0	44,313	428,514	0	0	1,654	1,321	0
NYLI Growth Allocation Fund	1,734,695	0	242,869	144,283	0	53	1,367	34,329	0
NYLI MacKay Arizona Muni Fund	105	0	0	1,728	0	0	0	0	50,460
NYLI MacKay California Muni Fund	1,105,418	0	1,011	163,428	19,222	0	0	0	0
NYLI MacKay Colorado Muni Fund	20	0	0	1,578	0	0	0	0	19,901
NYLI MacKay High Yield Muni Bond Fund	4,042,892	0	9,207	1,509,485	0	0	0	0	0
NYLI MacKay New York Muni Fund	1,885,162	0	946	316,953	11,320	0	0	0	0
NYLI MacKay Oregon Muni Fund	353	0	0	2,891	0	0	0	0	88,771
NYLI MacKay Short Duration High Income Fund	975,137	0	12,956	394,371	0	602	334	0	0
NYLI MacKay Short Term Muni Fund	557,640	101,571	5,374	0	0	0	0	0	0
NYLI MacKay Strategic Muni Allocation Fund	316,319	0	129	48,600	9,289	0	0	0	67,267
NYLI MacKay Total Return Bond Fund	122,903	0	10,898	30,351	0	23	807	130	0
NYLI MacKay Utah Muni Fund	323	0	0	7,840	0	0	0	0	67,707
NYLI Moderate Allocation Fund	1,685,588	0	204,994	130,334	0	118	2,780	46,981	0
NYLI PineStone Global Equity Fund	3,264	0	0	390	0	0	0	0	0
NYLI PineStone International Equity Fund	178,319	0	36,066	8,078	0	137	962	0	0
NYLI PineStone U.S. Equity Fund	6,149	0	0	546	0	0	0	0	0
NYLI S&P 500 Index Fund	2,569,538	0	108,621	0	0	0	0	6,041	0
NYLI Short Term Bond Fund	133,903	0	5,061	0	0	0	0	255	0
NYLI WMC Growth Fund	1,485,873	0	188,314	19,323	0	79	0	0	0
NYLI WMC International Research Equity Fund	26,393	0	4,364	10,058	0	0	0	0	0
NYLI WMC Small Companies Fund	306,269	0	84,078	13,745	0	77	617	0	0

97

For the fiscal year ended October 31, 2023, the Funds paid distribution and/or service fees pursuant to the Class A, Investor Class, Class C, Class C2, Class R2, Class R3 and SIMPLE Class Plans as follows:

	YEAR ENDED 10/31/23
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO CLASS A2 PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS B PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN	AMOUNT OF FEE PURSUANT TO CLASS C2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R2 PLAN	AMOUNT OF FEE PURSUANT TO CLASS R3 PLAN	AMOUNT OF FEE PURSUANT TO SIMPLE CLASS PLAN
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$119,769	$0	$22,562	$0	$11,349	$0	$0	$0	$0
NYLI Income Builder Fund	1,657,033	0	154,887	65,861	665,448	0	0	0	179
NYLI MacKay Convertible Fund	1,717,927	0	106,118	43,879	354,304	0	0	0	0
NYLI MacKay High Yield Corporate Bond Fund	7,564,987	0	290,639	101,353	1,180,886	0	16,718	19,499	210
NYLI MacKay Strategic Bond Fund	452,921	0	34,632	0	164,194	0	0	0	0
NYLI MacKay Tax Free Bond Fund	3,346,713	0	17,054	13,909	609,859	34,112	0	0	0
NYLI MacKay U.S. Infrastructure Bond Fund	196,618	0	34,940	0	57,298	0	0	0	0
NYLI Winslow Large Cap Growth Fund	2,841,738	0	163,658	80,095	435,721	0	275,960	186,976	1,511
NYLI WMC Enduring Capital Fund	514,527	0	58,258	22,341	205,994	0	0	0	0
NYLI WMC Value Fund	1,304,948	0	136,759	63,710	151,119	0	0	0	0
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$875,187	$0	$99,238	$44,172	$141,614	$0	$0	$0	$0
NYLI Candriam Emerging Markets Equity Fund	5,511	0	631	0	978	0	0	0	0
NYLI Conservative Allocation Fund	839,049	0	84,183	45,545	156,611	0	0	0	9,065
NYLI Epoch Capital Growth Fund	74,609	0	3,744	0	10,761	0	0	0	0
NYLI Epoch Global Equity Yield Fund	305,097	0	21,454	0	132,722	0	0	0	0
NYLI Epoch International Choice Fund	68,518	0	10,807	0	3,065	0	0	0	179
NYLI Epoch U.S. Equity Yield Fund	1,201,935	0	181,935	38,550	99,070	0	0	0	434
NYLI Equity Allocation Fund	804,646	0	148,516	84,434	97,755	0	0	0	10,792
NYLI Fiera SMID Growth Fund	272	0	0	0	70	0	0	0	0
NYLI Floating Rate Fund	1,373,368	0	46,129	0	506,657	0	0	0	417
NYLI Growth Allocation Fund	1,578,306	0	251,791	136,024	183,038	0	0	0	20,550
NYLI MacKay California Muni Fund	1,016,444	0	1,217	0	172,072	11,120	0	0	0
NYLI MacKay High Yield Muni Bond Fund	4,349,207	0	10,202	0	1,859,712	0	0	0	0
NYLI MacKay New York Muni Fund	1,780,582	0	853	0	355,275	10,889	0	0	0
NYLI MacKay Short Duration High Income Fund	784,223	0	13,574	0	275,272	0	0	0	0
NYLI MacKay Short Term Muni Fund	352,085	65,508	3,003	0	0	0	0	0	0
NYLI MacKay Strategic Muni Allocation Fund	62,046	0	67	0	10,204	791	0	0	0
NYLI MacKay Total Return Bond Fund	133,012	0	11,522	0	40,624	0	0	0	108
NYLI Moderate Allocation Fund	1,570,457	0	212,953	117,449	174,885	0	0	0	25,500
NYLI PineStone Global Equity Fund	1,701	0	0	0	43	0	0	0	0
NYLI PineStone International Equity Fund	28,298	0	4,757	0	1,125	0	0	0	0
NYLI PineStone U.S. Equity Fund	176	0	0	0	44	0	0	0	0
NYLI S&P 500 Index Fund	2,033,833	0	112,637	0	0	0	0	0	1,513
NYLI Short Term Bond Fund	136,571	0	5,644	0	0	0	0	0	193
NYLI WMC Growth Fund	1,210,111	0	160,131	59,481	16,732	0	0	0	0
NYLI WMC International Research Equity Fund	27,843	0	4,502	0	20,327	0	0	0	0
NYLI WMC Small Companies Fund	309,628	0	83,882	14,695	19,131	0	0	0	0

98

For the fiscal year ended October 31, 2025, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

	YEAR ENDED 10/31/25
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$9,321	$1,328	$5
NYLI Income Builder Fund	199,220	18,959	16,805
NYLI MacKay Convertible Fund	506,916	72,700	8,274
NYLI MacKay High Yield Corporate Bond Fund	2,130,504	306,348	15,852
NYLI MacKay Strategic Bond Fund	218,704	30,945	14,697
NYLI MacKay Tax Free Bond Fund	85,548	8,866	67,072
NYLI MacKay U.S. Infrastructure Bond Fund	90,923	9,071	16,846
NYLI Money Market Fund	4,305	(85)	71,408
NYLI Winslow Large Cap Growth Fund	1,806,930	252,723	35,973
NYLI WMC Enduring Capital Fund	163,870	23,749	5,191
NYLI WMC Value Fund	322,360	45,184	4,604
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$218,576	$21,376	$12,005
NYLI Candriam Emerging Markets Equity Fund	5,615	857	0
NYLI Conservative Allocation Fund	213,478	20,710	4,939
NYLI Epoch Capital Growth Fund	190,126	26,641	520
NYLI Epoch Global Equity Yield Fund	90,954	12,694	(455)
NYLI Epoch International Choice Fund	8,809	1,369	250
NYLI Epoch U.S. Equity Yield Fund	399,128	57,729	1,737
NYLI Equity Allocation Fund	381,870	35,427	9,159
NYLI Fiera SMID Growth Fund	109,895	15,600	909
NYLI Floating Rate Fund	453,961	46,173	231,545
NYLI Growth Allocation Fund	716,510	67,276	14,320
NYLI MacKay California Muni Fund	37,047	3,937	83,582
NYLI MacKay High Yield Muni Bond Fund	209,674	21,344	141,804
NYLI MacKay New York Muni Fund	44,461	4,625	183,009
NYLI MacKay Oregon Muni Fund	926	84	0
NYLI MacKay Short Duration High Income Fund	418,158	43,171	164,478
NYLI MacKay Short Term Muni Fund	80,066	(3,229)	54,992
NYLI MacKay Strategic Muni Allocation Fund	71,368	7,220	38,207
NYLI MacKay Total Return Bond Fund	76,742	10,920	3,599
NYLI MacKay Utah Muni Fund	2,127	302	5,900
NYLI Moderate Allocation Fund	615,446	57,402	9,571
NYLI PineStone Global Equity Fund	6,536	271	0
NYLI PineStone International Equity Fund	103,910	15,487	759
NYLI PineStone U.S. Equity Fund	35,322	4,322	0
NYLI S&P 500 Index Fund	1,287,354	292,130	26,033
NYLI Short Term Bond Fund	234,642	(3,916)	4,281
NYLI WMC Growth Fund	185,776	26,703	714
NYLI WMC International Research Equity Fund	5,872	681	0
NYLI WMC Small Companies Fund	54,612	7,728	105

99

For the fiscal year ended October 31, 2024, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

	YEAR ENDED 10/31/24
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$11,467	$1,685	$80
NYLI Income Builder Fund	178,909	18,057	8,011
NYLI MacKay Convertible Fund	436,154	62,552	6,998
NYLI MacKay High Yield Corporate Bond Fund	2,259,009	322,627	32,539
NYLI MacKay Strategic Bond Fund	138,561	21,715	20,375
NYLI MacKay Tax Free Bond Fund	152,526	14,832	95,262
NYLI MacKay U.S. Infrastructure Bond Fund	53,946	6,001	16,159
NYLI Money Market Fund	719	24	32,720
NYLI Winslow Large Cap Growth Fund	1,396,916	194,828	5,482
NYLI WMC Enduring Capital Fund	202,560	30,101	2,403
NYLI WMC Value Fund	337,921	49,260	5,016
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$201,772	$20,221	$26,417
NYLI Candriam Emerging Markets Equity Fund	228	32	0
NYLI Conservative Allocation Fund	202,523	18,950	1,915
NYLI Epoch Capital Growth Fund	166,316	23,733	1,464
NYLI Epoch Global Equity Yield Fund	55,709	8,825	169
NYLI Epoch International Choice Fund	4,568	303	0
NYLI Epoch U.S. Equity Yield Fund	250,499	37,157	863
NYLI Equity Allocation Fund	422,171	39,190	3,350
NYLI Fiera SMID Growth Fund	124,010	17,505	704
NYLI Floating Rate Fund	602,188	59,168	127,463
NYLI Growth Allocation Fund	764,185	71,556	5,715
NYLI MacKay California Muni Fund	75,760	8,511	55,474
NYLI MacKay High Yield Muni Bond Fund	380,002	39,473	144,874
NYLI MacKay New York Muni Fund	74,705	8,592	87,680
NYLI MacKay Oregon Muni Fund	0	0	2,547
NYLI MacKay Short Duration High Income Fund	382,268	38,903	89,697
NYLI MacKay Short Term Muni Fund	15,739	(1,066)	8,555
NYLI MacKay Strategic Muni Allocation Fund	57,708	6,533	189
NYLI MacKay Total Return Bond Fund	70,740	10,242	185
NYLI MacKay Utah Muni Fund	0	0	1,965
NYLI Moderate Allocation Fund	637,295	60,090	7,748
NYLI PineStone Global Equity Fund	4,960	838	0
NYLI PineStone International Equity Fund	76,097	10,373	27
NYLI PineStone U.S. Equity Fund	20,394	5,927	391
NYLI S&P 500 Index Fund	902,536	202,656	17,919
NYLI Short Term Bond Fund	248,629	(3,392)	8,721
NYLI WMC Growth Fund	180,602	25,468	1,058
NYLI WMC International Research Equity Fund	1,356	209	59
NYLI WMC Small Companies Fund	54,448	7,825	144

100

For the fiscal year ended October 31, 2023, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class A shares of the Funds:

	YEAR ENDED 10/31/23
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$21,449	$2,744	$0
NYLI Income Builder Fund	179,044	18,749	13,181
NYLI MacKay Convertible Fund	505,486	75,502	5,365
NYLI MacKay High Yield Corporate Bond Fund	2,156,191	313,934	47,946
NYLI MacKay Strategic Bond Fund	95,600	13,178	9,174
NYLI MacKay Tax Free Bond Fund	164,769	19,141	128,945
NYLI MacKay U.S. Infrastructure Bond Fund	39,565	3,477	3,319
NYLI Money Market Fund	2,927	327	114,852
NYLI Winslow Large Cap Growth Fund	894,293	125,551	8,131
NYLI WMC Enduring Capital Fund	253,361	35,168	7,946
NYLI WMC Value Fund	461,504	64,474	3,923
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$226,031	$22,483	$23,057
NYLI Candriam Emerging Markets Equity Fund	936	140	0
NYLI Conservative Allocation Fund	250,725	23,888	15,281
NYLI Epoch Capital Growth Fund	161,535	22,051	(24)
NYLI Epoch Global Equity Yield Fund	35,918	5,336	3,263
NYLI Epoch International Choice Fund	4,984	749	35
NYLI Epoch U.S. Equity Yield Fund	241,282	33,205	4,073
NYLI Equity Allocation Fund	423,825	38,762	2,790
NYLI Fiera SMID Growth Fund	14	1	0
NYLI Floating Rate Fund	484,326	52,538	166,295
NYLI Growth Allocation Fund	758,725	69,583	3,719
NYLI MacKay California Muni Fund	46,745	4,360	32,552
NYLI MacKay High Yield Muni Bond Fund	305,251	35,548	206,107
NYLI MacKay New York Muni Fund	73,617	6,348	79,501
NYLI MacKay Short Duration High Income Fund	223,849	23,695	24,649
NYLI MacKay Short Term Muni Fund	17,949	1,748	1,444
NYLI MacKay Strategic Muni Allocation Fund	4,171	48	1,592
NYLI MacKay Total Return Bond Fund	40,870	5,430	423
NYLI Moderate Allocation Fund	623,915	57,835	7,353
NYLI PineStone Global Equity Fund	83	11	0
NYLI S&P 500 Index Fund	528,348	117,519	6,137
NYLI Short Term Bond Fund	191,893	(2,072)	4,171
NYLI WMC Growth Fund	150,066	20,601	1,702
NYLI WMC International Research Equity Fund	3,613	409	0
NYLI WMC Small Companies Fund	54,117	7,622	383

101

For the fiscal year ended October 31, 2025, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

	YEAR ENDED 10/31/25
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$3,880	$1,634	$0
NYLI Income Builder Fund	16,443	1,705	2
NYLI MacKay Convertible Fund	22,532	3,364	0
NYLI MacKay High Yield Corporate Bond Fund	85,820	11,366	40
NYLI MacKay Strategic Bond Fund	3,610	486	0
NYLI MacKay Tax Free Bond Fund	2,067	208	12
NYLI MacKay U.S. Infrastructure Bond Fund	1,929	191	0
NYLI Winslow Large Cap Growth Fund	68,155	10,216	59
NYLI WMC Enduring Capital Fund	14,846	2,199	0
NYLI WMC Value Fund	21,818	3,175	0
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$15,327	$1,618	$9
NYLI Candriam Emerging Markets Equity Fund	4,041	84	0
NYLI Conservative Allocation Fund	43,027	4,399	45
NYLI Epoch Capital Growth Fund	1,306	204	0
NYLI Epoch Global Equity Yield Fund	1,847	293	0
NYLI Epoch International Choice Fund	1,429	218	0
NYLI Epoch U.S. Equity Yield Fund	24,522	3,646	0
NYLI Equity Allocation Fund	73,236	7,346	20
NYLI Floating Rate Fund	9,332	1,034	1,272
NYLI Growth Allocation Fund	142,139	14,379	0
NYLI MacKay California Muni Fund	537	58	0
NYLI MacKay High Yield Muni Bond Fund	1,444	150	337
NYLI MacKay New York Muni Fund	21	3	0
NYLI MacKay Short Duration High Income Fund	2,395	289	146
NYLI MacKay Short Term Muni Fund	1,030	73	0
NYLI MacKay Strategic Muni Allocation Fund	268	25	0
NYLI MacKay Total Return Bond Fund	3,309	437	0
NYLI MacKay Utah Muni Fund	98	0	0
NYLI Moderate Allocation Fund	144,914	14,469	20
NYLI PineStone International Equity Fund	9,458	1,459	0
NYLI S&P 500 Index Fund	17,903	4,689	0
NYLI Short Term Bond Fund	761	69	0
NYLI WMC Growth Fund	19,279	2,870	1
NYLI WMC International Research Equity Fund	738	106	0
NYLI WMC Small Companies Fund	16,635	2,483	0

102

For the fiscal year ended October 31, 2024, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

	YEAR ENDED 10/31/24
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$3,154	$420	$0
NYLI Income Builder Fund	25,314	2,771	46
NYLI MacKay Convertible Fund	29,619	4,410	0
NYLI MacKay High Yield Corporate Bond Fund	107,664	15,997	10
NYLI MacKay Strategic Bond Fund	6,201	875	0
NYLI MacKay Tax Free Bond Fund	2,417	255	0
NYLI MacKay U.S. Infrastructure Bond Fund	3,342	326	1
NYLI Money Market Fund	0	0	22
NYLI Winslow Large Cap Growth Fund	88,802	13,154	0
NYLI WMC Enduring Capital Fund	19,301	2,894	0
NYLI WMC Value Fund	28,478	4,245	6
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$19,444	$2,065	$36
NYLI Candriam Emerging Markets Equity Fund	426	64	0
NYLI Conservative Allocation Fund	55,364	5,577	12
NYLI Epoch Capital Growth Fund	3,374	516	0
NYLI Epoch Global Equity Yield Fund	2,108	335	0
NYLI Epoch International Choice Fund	1,721	264	0
NYLI Epoch U.S. Equity Yield Fund	32,080	4,743	0
NYLI Equity Allocation Fund	98,211	9,979	0
NYLI Floating Rate Fund	13,338	1,685	110
NYLI Growth Allocation Fund	189,145	19,689	3
NYLI MacKay California Muni Fund	667	66	0
NYLI MacKay High Yield Muni Bond Fund	3,328	354	7
NYLI MacKay New York Muni Fund	23	2	0
NYLI MacKay Short Duration High Income Fund	1,771	170	427
NYLI MacKay Short Term Muni Fund	1,892	130	0
NYLI MacKay Strategic Muni Allocation Fund	58	6	0
NYLI MacKay Total Return Bond Fund	2,582	354	0
NYLI MacKay Utah Muni Fund	0	0	10
NYLI Moderate Allocation Fund	194,438	19,584	26
NYLI PineStone International Equity Fund	10,622	1,250	0
NYLI S&P 500 Index Fund	22,053	5,700	0
NYLI Short Term Bond Fund	1,146	90	0
NYLI WMC Growth Fund	24,897	3,727	0
NYLI WMC International Research Equity Fund	722	103	0
NYLI WMC Small Companies Fund	21,329	3,175	0

103

For the fiscal year ended October 31, 2023, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Investor Class shares of the Funds:

	YEAR ENDED 10/31/23
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$3,609	$505	$0
NYLI Income Builder Fund	27,393	2,827	0
NYLI MacKay Convertible Fund	41,699	6,165	0
NYLI MacKay High Yield Corporate Bond Fund	123,587	17,446	0
NYLI MacKay Strategic Bond Fund	5,250	725	0
NYLI MacKay Tax Free Bond Fund	2,906	324	0
NYLI MacKay U.S. Infrastructure Bond Fund	3,929	387	4
NYLI Money Market Fund	0	0	41
NYLI Winslow Large Cap Growth Fund	130,850	19,482	0
NYLI WMC Enduring Capital Fund	26,465	3,918	0
NYLI WMC Value Fund	37,117	5,486	0
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$28,718	$3,082	$5
NYLI Candriam Emerging Markets Equity Fund	477	71	0
NYLI Conservative Allocation Fund	75,110	7,421	0
NYLI Epoch Capital Growth Fund	1,659	249	0
NYLI Epoch Global Equity Yield Fund	3,308	505	0
NYLI Epoch International Choice Fund	3,038	465	0
NYLI Epoch U.S. Equity Yield Fund	36,524	5,396	(40)
NYLI Equity Allocation Fund	147,067	14,794	0
NYLI Floating Rate Fund	12,320	1,272	8
NYLI Growth Allocation Fund	245,832	25,011	63
NYLI MacKay California Muni Fund	722	71	0
NYLI MacKay High Yield Muni Bond Fund	9,605	1,473	7
NYLI MacKay New York Muni Fund	32	3	0
NYLI MacKay Short Duration High Income Fund	4,394	508	0
NYLI MacKay Short Term Muni Fund	82	8	0
NYLI MacKay Strategic Muni Allocation Fund	441	50	0
NYLI MacKay Total Return Bond Fund	5,081	674	0
NYLI Moderate Allocation Fund	248,629	24,614	32
NYLI S&P 500 Index Fund	31,703	8,309	826
NYLI Short Term Bond Fund	811	88	0
NYLI WMC Growth Fund	30,344	4,563	0
NYLI WMC International Research Equity Fund	1,269	175	0
NYLI WMC Small Companies Fund	26,579	3,966	0

104

For the fiscal years ended October 31, 2025, October 31, 2024 and October 31, 2023, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C shares of the Funds:

CLASS C SHARES	FOR THE YEAR ENDED 10/31/25	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$8	$21	$0
NYLI Income Builder Fund	890	1,393	1,531
NYLI MacKay Convertible Fund	795	1,153	4,912
NYLI MacKay High Yield Corporate Bond Fund	3,219	1,286	4,073
NYLI MacKay Strategic Bond Fund	2,393	2,851	417
NYLI MacKay Tax Free Bond Fund	3,880	6,204	11,953
NYLI MacKay U.S. Infrastructure Bond Fund	497	645	617
NYLI Money Market Fund	1,968	2,108	12,113
NYLI Winslow Large Cap Growth Fund	4,018	3,113	1,985
NYLI WMC Enduring Capital Fund	551	344	239
NYLI WMC Value Fund	272	1,332	2,463
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$1,267	$1,405	$1,233
NYLI Conservative Allocation Fund	565	508	878
NYLI Epoch Capital Growth Fund	158	2,522	140
NYLI Epoch Global Equity Yield Fund	584	334	261
NYLI Epoch U.S. Equity Yield Fund	246	496	887
NYLI Equity Allocation Fund	494	527	677
NYLI Fiera SMID Growth Fund	(350)	580	0
NYLI Floating Rate Fund	8,499	2,659	7,948
NYLI Growth Allocation Fund	1,617	1,330	1,544
NYLI MacKay California Muni Fund	2,331	4,850	819
NYLI MacKay Colorado Muni Fund	14	0	0
NYLI MacKay High Yield Muni Bond Fund	11,252	5,322	78,999
NYLI MacKay New York Muni Fund	10,045	8,531	6,452
NYLI MacKay Oregon Muni Fund	67	28	0
NYLI MacKay Short Duration High Income Fund	27,782	15,134	7,380
NYLI MacKay Strategic Muni Allocation Fund	4,696	533	1,371
NYLI MacKay Total Return Bond Fund	172	95	82
NYLI MacKay Utah Muni Fund	567	8	0
NYLI Moderate Allocation Fund	1,313	1,662	1,918
NYLI PineStone International Equity Fund	177	61	0
NYLI PineStone U.S. Equity Fund	0	250	0
NYLI WMC Growth Fund	551	311	143
NYLI WMC International Research Equity Fund	101	0	0
NYLI WMC Small Companies Fund	96	111	67

For the fiscal year ended October 31, 2025, October 31, 2024, and October 31, 2023, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for Class C2 shares of the Funds:

CLASS C2 SHARES	FOR THE YEAR ENDED 10/31/25	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
NEW YORK LIFE INVESTMENTS FUNDS

105

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$1,002	$-1	$40,283	$56,383	$50,825	$18,739	$167,232
NYLI Income Builder Fund	1,386	51	72,386	1,003,692	928,265	64,403	2,070,184
NYLI MacKay Convertible Fund	1,243	62	65,140	965,140	1,039,192	98,433	2,169,210
NYLI MacKay High Yield Corporate Bond Fund	16,351	213	709,965	5,148,894	3,181,879	515,798	9,573,100
NYLI MacKay Strategic Bond Fund	1,048	28	44,726	205,051	435,928	58,348	745,128
NYLI MacKay Tax Free Bond Fund	8,345	23	359,884	530,228	2,754,842	226,468	3,879,789
NYLI MacKay U.S. Infrastructure Bond Fund	23,808	-36	936,603	101,642	944,845	451,112	2,457,975
NYLI Money Market Fund	8,404	494	295,047	0	0	75,123	379,068
NYLI Winslow Large Cap Growth Fund	6,387	187	289,341	2,250,402	3,054,363	264,293	5,864,973
NYLI WMC Enduring Capital Fund	300	16	18,602	356,530	386,640	24,445	786,533
NYLI WMC Value Fund	618	33	39,476	899,883	635,512	50,641	1,626,163
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$849	$52	$40,094	$617,504	$485,549	$33,626	$1,177,674
NYLI Candriam Emerging Markets Equity Fund	307	-1	12,019	3,534	2,331	9,070	27,261
NYLI Conservative Allocation Fund	698	42	34,206	792,012	218,487	27,684	1,073,129
NYLI Epoch Capital Growth Fund	1,161	23	44,972	98,372	212,514	34,089	391,131
NYLI Epoch Global Equity Yield Fund	432	12	20,350	72,557	348,980	21,123	463,454
NYLI Epoch International Choice Fund	193	0	8,439	25,128	52,219	9,789	95,768
NYLI Epoch U.S. Equity Yield Fund	879	48	48,808	932,671	682,224	53,161	1,717,789
NYLI Equity Allocation Fund	1,063	67	48,094	1,087,211	232,942	34,649	1,404,026
NYLI Fiera SMID Growth Fund	268	14	9,574	29,217	100,246	8,507	147,825
NYLI Floating Rate Fund	5,445	284	207,281	1,152,233	1,562,474	82,396	3,010,112
NYLI Growth Allocation Fund	1,648	104	78,314	1,986,248	319,227	56,361	2,441,902
NYLI MacKay Arizona Muni Fund	216	0	8,484	0	26,448	6,307	41,455
NYLI MacKay California Muni Fund	7,685	11	312,903	118,710	1,576,514	170,804	2,186,627
NYLI MacKay Colorado Muni Fund	96	0	3,730	0	10,667	4,895	19,387
NYLI MacKay High Yield Muni Bond Fund	11,993	111	505,076	699,437	3,925,935	297,936	5,440,487
NYLI MacKay New York Muni Fund	17,227	-20	698,615	43,699	3,310,014	299,598	4,369,133
NYLI MacKay Oregon Muni Fund	250	-1	9,771	0	30,577	6,511	47,108
NYLI MacKay Short Duration High Income Fund	13,692	190	529,343	583,990	2,335,431	175,244	3,637,889
NYLI MacKay Short Term Muni Fund	4,811	27	190,945	46,386	797,753	63,371	1,103,293
NYLI MacKay Strategic Muni Allocation Fund	7,917	13	312,347	7,000	1,287,763	94,470	1,709,509
NYLI MacKay Total Return Bond Fund	172	7	7,615	66,288	109,871	10,386	194,338
NYLI MacKay Utah Muni	343	1	13,316	0	34,812	7,456	55,929

106

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
Fund
NYLI Moderate Allocation Fund	1,389	89	68,658	1,880,707	295,190	51,771	2,297,806
NYLI PineStone Global Equity Fund	20	1	729	1,935	3,204	6,243	12,132
NYLI PineStone International Equity Fund	744	12	30,346	116,423	150,646	42,821	340,993
NYLI PineStone U.S. Equity Fund	55	3	1,945	20,809	13,497	569	36,879
NYLI S&P 500 Index Fund	6,765	373	268,787	1,752,847	1,956,369	149,311	4,134,452
NYLI Short Term Bond Fund	1,517	94	51,316	133,065	262,370	11,600	459,962
NYLI WMC Growth Fund	315	17	33,375	1,336,715	362,149	56,783	1,789,354
NYLI WMC International Research Equity Fund	422	0	16,749	10,295	20,841	11,348	59,654
NYLI WMC Small Companies Fund	116	5	8,333	230,500	120,493	15,766	375,214

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A2 shares of NYLI MacKay Short Term Muni Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND

NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI MacKay Short Term Muni Fund	2,676	-6	105,549	0	110,400	28,574	247,193

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

107

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$23	$0	$1,177	$21,243	$4,018	$649	$27,111
NYLI Income Builder Fund	33	2	3,032	144,647	5,171	3,064	155,948
NYLI MacKay Convertible Fund	25	2	2,129	106,056	2,327	2,079	112,617
NYLI MacKay High Yield Corporate Bond Fund	144	6	8,430	291,374	16,093	6,099	322,147
NYLI MacKay Strategic Bond Fund	13	0	878	29,205	1,263	705	32,065
NYLI MacKay Tax Free Bond Fund	10	1	516	16,476	510	346	17,858
NYLI MacKay U.S. Infrastructure Bond Fund	7	0	688	29,571	1,575	685	32,526
NYLI Money Market Fund	184	12	6,546	0	0	1,855	8,597
NYLI Winslow Large Cap Growth Fund	104	4	5,775	164,290	20,250	3,928	194,351
NYLI WMC Enduring Capital Fund	15	1	1,211	60,532	1,793	1,122	64,675
NYLI WMC Value Fund	22	1	2,346	123,531	4,772	2,577	133,249
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$30	$2	$2,132	$89,859	$2,455	$1,880	$96,357
NYLI Candriam Emerging Markets Equity Fund	1	0	26	811	53	13	903
NYLI Conservative Allocation Fund	76	5	3,448	102,845	1,305	1,866	109,545
NYLI Epoch Capital Growth Fund	19	0	877	3,888	8,213	385	13,383
NYLI Epoch Global Equity Yield Fund	34	0	1,613	9,030	11,660	756	23,093
NYLI Epoch International Choice Fund	2	0	189	9,690	253	194	10,329
NYLI Epoch U.S. Equity Yield Fund	28	2	3,086	153,753	5,382	3,336	165,586
NYLI Equity Allocation Fund	125	8	5,804	179,940	2,279	3,311	191,467
NYLI Floating Rate Fund	29	1	1,549	43,902	2,782	1,007	49,270
NYLI Growth Allocation Fund	246	16	11,001	319,148	4,858	5,811	341,080
NYLI MacKay California Muni Fund	1	0	42	1,125	16	24	1,208
NYLI MacKay High Yield Muni Bond Fund	4	0	239	8,916	242	193	9,595
NYLI MacKay New York Muni Fund	1	0	71	503	345	36	957
NYLI MacKay Short Duration High Income Fund	8	0	438	12,138	1,271	295	14,151
NYLI MacKay Short Term Muni Fund	10	1	385	5,057	131	153	5,737
NYLI MacKay Strategic Muni Allocation Fund	0	0	16	249	124	6	395
NYLI MacKay Total Return Bond Fund	4	0	273	12,210	276	232	12,995
NYLI Moderate Allocation Fund	261	17	11,018	290,398	5,492	5,120	312,307
NYLI PineStone International Equity Fund	14	1	921	40,032	908	755	42,630
NYLI S&P 500 Index Fund	121	5	5,444	95,416	3,013	2,743	106,742
NYLI Short Term Bond Fund	9	0	379	5,011	-7	157	5,549
NYLI WMC Growth Fund	18	1	3,034	177,273	7,332	3,879	191,536
NYLI WMC International	2	0	114	4,387	385	118	5,006

108

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
Research Equity Fund
NYLI WMC Small Companies Fund	21	1	1,804	90,296	3,093	1,776	96,991

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

109

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$0	$0	$30	$1,429	$3,198	$37	$4,695
NYLI Income Builder Fund	42	0	2,543	26,151	242,473	2,259	273,467
NYLI MacKay Convertible Fund	102	0	4,797	14,546	216,685	3,206	239,335
NYLI MacKay High Yield Corporate Bond Fund	335	1	15,195	106,797	539,278	7,347	668,953
NYLI MacKay Strategic Bond Fund	236	0	9,499	7,016	95,255	2,882	114,889
NYLI MacKay Tax Free Bond Fund	326	0	15,152	9,757	345,833	7,785	378,853
NYLI MacKay U.S. Infrastructure Bond Fund	34	0	1,491	3,649	37,025	745	42,944
NYLI Money Market Fund	136	3	5,450	0	0	1,836	7,425
NYLI Winslow Large Cap Growth Fund	394	0	16,642	39,105	240,918	6,129	303,187
NYLI WMC Enduring Capital Fund	5	0	495	11,554	73,753	641	86,449
NYLI WMC Value Fund	33	0	1,925	12,758	135,393	1,316	151,425
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$16	$0	$805	$16,955	$40,826	$532	$59,134
NYLI Candriam Emerging Markets Equity Fund	0	0	2	428	26	2	457
NYLI Conservative Allocation Fund	14	1	705	49,381	17,352	457	67,910
NYLI Epoch Capital Growth Fund	3	0	142	509	10,311	163	11,128
NYLI Epoch Global Equity Yield Fund	79	0	3,315	1,240	58,467	1,200	64,300
NYLI Epoch International Choice Fund	0	0	5	328	401	4	738
NYLI Epoch U.S. Equity Yield Fund	16	0	800	11,332	45,334	539	58,020
NYLI Equity Allocation Fund	13	1	641	48,249	11,698	409	61,010
NYLI Fiera SMID Growth Fund	8	0	366	218	9,173	143	9,909
NYLI Floating Rate Fund	338	0	14,379	26,892	313,777	5,501	360,887
NYLI Growth Allocation Fund	26	2	1,235	80,170	18,869	723	101,025
NYLI MacKay Arizona Muni Fund	6	0	288	0	5,072	130	5,496
NYLI MacKay California Muni Fund	320	-1	13,415	1,216	148,822	4,710	168,484
NYLI MacKay Colorado Muni Fund	6	0	272	0	5,264	108	5,650
NYLI MacKay High Yield Muni Bond Fund	717	-1	31,930	14,641	1,079,458	14,402	1,141,147
NYLI MacKay New York Muni Fund	619	-1	25,995	69	291,150	9,298	327,129
NYLI MacKay Oregon Muni Fund	20	0	849	0	6,582	349	7,800
NYLI MacKay Short Duration High Income Fund	1,545	-3	62,009	4,397	493,917	18,537	580,402
NYLI MacKay Strategic Muni Allocation Fund	453	-1	18,105	364	99,744	5,504	124,170
NYLI MacKay Total Return Bond Fund	26	0	1,070	4,037	15,285	391	20,809
NYLI MacKay Utah Muni Fund	83	0	3,424	0	31,545	1,129	36,181
NYLI Moderate Allocation	26	1	1,180	75,052	11,766	628	88,653

110

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
Fund
NYLI PineStone Global Equity Fund	0	0	2	0	115	2	119
NYLI PineStone International Equity Fund	11	0	469	2,300	4,163	160	7,103
NYLI PineStone U.S. Equity Fund	0	0	2	0	243	3	248
NYLI WMC Growth Fund	10	0	413	9,354	9,012	167	18,955
NYLI WMC International Research Equity Fund	1	0	52	799	4,468	37	5,357
NYLI WMC Small Companies Fund	4	0	200	4,168	5,474	139	9,987

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C2 shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS
NYLI MacKay Tax Free Bond Fund	$35	$0	$1,547	$0	$33,522	$614	$35,718
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI MacKay California Muni Fund	$60	$0	$2,461	$0	$24,751	$781	$28,053
NYLI MacKay New York Muni Fund	73	0	2,923	0	17,180	847	21,023
NYLI MacKay Strategic Muni Allocation Fund	102	0	4,070	0	20,665	1,153	25,990

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R2 shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS
NYLI MacKay High Yield Corporate Bond Fund	$189	$0	$7,594	$279	$15,802	$2,236	$26,100
NYLI Winslow Large Cap Growth Fund	2,328	-5	95,085	0	274,319	78,490	450,217

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

111

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class R3 shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS
NYLI MacKay High Yield Corporate Bond Fund	$43	$2	$1,618	$12,953	$13,698	$532	$28,846
NYLI Winslow Large Cap Growth Fund	491	6	19,808	9,939	195,983	9,338	235,566

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the SIMPLE Class shares of each Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Income Builder Fund	$0	$0	$13	$298	$0	$6	$318
NYLI MacKay High Yield Corporate Bond Fund	1	0	33	693	0	13	739
NYLI Money Market Fund	10	1	385	0	0	127	523
NYLI Winslow Large Cap Growth Fund	8	1	290	5,189	24	96	5,606
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Conservative Allocation Fund	$61	$4	$2,107	$19,659	$265	$530	$22,625
NYLI Epoch International Choice Fund	0	0	3	182	0	4	189
NYLI Epoch U.S. Equity Yield Fund	2	0	72	1,110	1	24	1,209
NYLI Equity Allocation Fund	97	6	3,342	30,901	29	818	35,194
NYLI Floating Rate Fund	1	0	63	1,956	286	32	2,338
NYLI Growth Allocation Fund	130	8	4,527	47,874	336	1,174	54,049
NYLI MacKay Total Return Bond Fund	0	0	12	86	0	4	103
NYLI Moderate Allocation Fund	183	12	6,327	63,602	858	1,606	72,588
NYLI S&P 500 Index Fund	16	1	600	11,420	13	202	12,253
NYLI Short Term Bond Fund	-1	0	-34	16	0	-4	-24

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended October 31, 2025, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class Z shares of each Fund:

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	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI MacKay Arizona Muni Fund	$125	$0	$8,615	$1	$144,785	$13,374	$166,900
NYLI MacKay Colorado Muni Fund	15	0	3,420	0	52,059	11,539	67,034
NYLI MacKay Oregon Muni Fund	61	0	8,714	326	242,514	24,949	276,563
NYLI MacKay Strategic Muni Allocation Fund	21	0	5,476	6	173,567	15,737	194,807
NYLI MacKay Utah Muni Fund	230	0	12,489	0	198,121	14,251	225,090

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

Distribution Related Fees and Expenses for NYLI Cushing MLP Premier Fund

For the fiscal years ended November 30, 2024, November 30, 2023 and November 30, 2022, the NYLI Cushing MLP Premier Fund paid the following distribution and/or service fees pursuant to the Investor Class, Class A and Class C Plans:

	YEAR ENDED 11/30/24
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$825,421	$6,916	$1,591,321

	YEAR ENDED 11/30/23
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$675,185	$7,237	$1,450,332

	YEAR ENDED 11/30/22
	AMOUNT OF FEE PURSUANT TO CLASS A PLAN	AMOUNT OF FEE PURSUANT TO INVESTOR CLASS PLAN	AMOUNT OF FEE PURSUANT TO CLASS C PLAN
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$620,186	$0	$1,504,077

For the fiscal year ended November 30, 2024, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for the NYLI Cushing MLP Premier Fund, as follows:

	YEAR ENDED 11/30/24
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$321,245	$46,056	$18,348

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	YEAR ENDED 11/30/24
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$1,898	$293	$0

	YEAR ENDED 11/30/24
CLASS C SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$0	$0	$21,430

For the fiscal year ended November 30, 2023, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for the NYLI Cushing MLP Premier Fund, as follows:

	YEAR ENDED 11/30/23
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$428,984	$59,898	$2,302

	YEAR ENDED 11/30/23
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$2,506	$376	$0

	YEAR ENDED 11/30/23
CLASS C SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$0	$0	$9,901

For the fiscal year ended November 30, 2022, the Distributor received in total and retained the following amounts of sales charges, including CDSCs, for the NYLI Cushing MLP Premier Fund, as follows:

	YEAR ENDED 11/30/22
CLASS A SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$544,322	$76,653	$1,233

	YEAR ENDED 11/30/22
INVESTOR SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$3,882	$583	$0

	YEAR ENDED 11/30/22
CLASS C SHARES	INITIAL SALES CHARGE COLLECTED	INITIAL SALES CHARGE RETAINED BY DISTRIBUTOR	CDSC RECEIVED BY DISTRIBUTOR
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$0	$0	$5,786

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For the fiscal year ended November 30, 2024, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of the NYLI Cushing MLP Premier Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$1,808	$64	$66,806	$77,209	$976,545	$56,853	$1,179,284

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended November 30, 2024, it is estimated that the following amounts were spent for distribution-related activities with respect to the Investor Class shares of the NYLI Cushing MLP Premier Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$2	$0	$170	$5,433	$1,721	$145	$7,472

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

For the fiscal year ended November 30, 2024, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of the NYLI Cushing MLP Premier Fund:

	SALES MATERIAL AND ADVERTISING	PRINTING AND MAILING PROSPECTUSES TO OTHER THAN CURRENT SHAREHOLDERS	COMPENSATION TO DISTRIBUTION PERSONNEL	COMPENSATION TO SALES PERSONNEL	COMPENSATION TO BROKER DEALERS	OTHER[1]	APPROXIMATE TOTAL AMOUNT SPENT BY NYLIFE DISTRIBUTION WITH RESPECT TO FUND
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$2,499	$93	$82,405	$3,305	$1,525,341	$28,902	$1,642,544

1. May include telephone and other communications expenses, certain legal expenses and overhead expenses, among others. Costs are allocated proportionately either based on Fund share sales or Fund assets.

Shareholder Services Plans; Service Fees

The Board has adopted separate shareholder services plans with respect to the Class R1, Class R2 and Class R3 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1, Class R2 and Class R3 shares. Under the terms of the Services Plans, each Fund is authorized to pay to New York Life Investment Management, its affiliates or independent third-party service providers as compensation for services rendered by New York Life Investment Management to shareholders of the Class R1, Class R2 and Class R3 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1, Class R2 and Class R3 shares.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the Independent Trustees. Each Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the Independent Trustees.

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Each Services Plan provides that it may not be amended to materially increase the costs that holders of Class R1, Class R2 and Class R3 shares of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the Independent Trustees, cast at a meeting called for the purpose of voting on such amendments.

Each Services Plan provides that the Manager shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made. Services provided under the Services Plan include maintaining separate records for each contract owner, disbursing or crediting to shareholders all proceeds of redemptions of shares of the Funds and all dividends and other distributions not reinvested in shares of the Funds, preparing and transmitting to shareholders periodic statements, as required by law, supporting and responding to service inquiries from shareholders, and maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for shareholders.

PROXY VOTING POLICIES AND PROCEDURES

It is the policy of the Funds that proxies received by the Funds are voted in the best interests of the Funds' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Funds that delegate responsibility for voting proxies received relating to the Funds' portfolio securities to New York Life Investment Management, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Funds are voted in the best interests of the Funds and their shareholders. Where a Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for the Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Funds' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Funds may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board. In voting proxies, the Manager and Subadvisors may take into account long-term economic value in evaluating issues relating to items such as corporate governance, including structures and practices, accountability and transparency, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other non-financial measures of corporate performance.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Funds' and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Funds' Board or a designated committee of the Manager, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Funds' Board, or a designated committee of the Manager, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Affiliated Underlying Fund, the Manager may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the Affiliated Underlying Fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager, on behalf of a Fund, receives proxies in its capacity as a shareholder in an Unaffiliated Underlying Fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the Unaffiliated Underlying Fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the Unaffiliated Underlying Fund.

As part of their delegation of proxy voting responsibility to the Manager, the Funds also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager’s Compliance Committee, which also serves as the Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Manager's Proxy Voting Guidelines. The Manager has selected ISS to assist it in researching and voting proxies. ISS provides research and analytical services, operational implementation and recordkeeping and reporting services to research each proxy and provide a recommendation to the Manager as to how to vote on each issue.

The Manager has adopted ISS’s Benchmark proxy voting guidelines with respect to recurring issues (“Guidelines”). These Guidelines are reviewed at least annually by the Manager’s Compliance Committee and revised when the Compliance Committee determines that a change is appropriate. These Guidelines are meant to convey the Manager’s general approach to voting decisions on certain issues. Nevertheless, the Manager’s portfolio managers (or other designated personnel) maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

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The Funds' portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts. In addition, the Manager may choose not to vote a proxy if for example, the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent the Manager from exercising its voting authority.

The Manager has retained voting authority for the NYLI Balanced Fund (portion), NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund and NYLI S&P 500 Index Fund.

Subadvisor Proxy Voting Guidelines. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to a Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

NYLI Candriam Emerging Markets Debt Fund and NYLI Candriam Emerging Markets Equity Fund

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, Candriam. A summary of their proxy voting policies and procedures is provided below.

Candriam's proprietary proxy voting policy is defined by Candriam's Proxy Voting Committee. This Policy is designed to ensure that all proxies are voted in the best interest of its clients without regard to Candriam’s own interests or the interests of its affiliates. Candriam's proxy voting policy is based on four principles:

• The protection and safeguarding of shareholder rights;
• The equal treatment of shareholders;
• The accountability of the Board; and
• The transparency and integrity of financial statements and non-financial statements.

Candriam holds regular dialogues on its own initiative or at the request of the issuer on strategy, risk management and ESG concerns. The objectives of these dialogues is threefold:

• Encouraging improved disclosure and in particular obtaining more information on specific resolutions;

• Supporting investment decision making; and

• Influencing corporate practices, notably by explaining the voting policy, especially when one of the resolutions is not aligned with what Candriam considers to be corporate governance best practices.

In exceptional circumstances, usually as a result of a triggered escalation process following an unsuccessful engagement, Candriam may consider:

• Exercising voting rights against management to express concerns regarding governance and strategy;

• Supporting or filing a shareholder resolution;

• Raising questions or make statements at AGMs to highlight material governance and sustainability issues.

Pre-declaration of voting intentions can be considered either as an escalation measure or when pre-declaration may answer to stakeholders’ demand for improved transparency or serve an engagement objective. Any pre-declaration will be submitted to our Proxy Voting Committee Candriam uses a proxy voting advisor, ISS, which provides custom voting recommendations based on Candriam’s specific voting policy. Candriam does not base its voting decision on ISS’s standard or house voting policies for Candriam-managed assets. Candriam may use additional proxy voting advisor(s) if deemed necessary and these recommendations are non-binding. For the tasks that are delegated to Candriam's Proxy Adviser, please refer to page 31 of the Candriam Proxy Voting Policy. In the vast majority of cases, Candriam’s policy is similar to or consistent with ISS’s “Benchmark Voting Policy.” While taking into consideration the voting recommendations of one or more advisers, these recommendations are treated as input into Candriam’s own analysis and Candriam has the final say in the votes we exercise. Especially in more complex situations, Candriam’s dedicated stewardship analysts may perform a full internal analysis of some or all of the items to be presented at a shareholder meeting, in addition to any custom recommendations provided by ISS or others. In this way, Candriam reassesses items for meetings that are potentially controversial. The merits of every shareholder , climate/nature, and merger and acquisition resolution are systematically assessed internally based on Candriam’s voting policy and the best interests of our clients. This includes resolutions for which a proxy advisor has provided preliminary recommendations based on its policy, in all such cases, Candriam systematically re-analyses each item based on materiality and Candriam’s voting policy before a final decision is made. In all cases, and while we recognize the help our proxy advisers provide in meeting our

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ownership responsibilities, every voting instruction is driven by the Candriam Voting Policy and/or other clients’ custom policies and remains our ultimate responsibility.

An assessment of the quality of our proxy adviser(s)’ research and service is performed at least annually by the Candriam Stewardship Team, in collaboration with Candriam’s Middle Office. This review includes, among other elements, an assessment of methodologies, potential biases, any conflict of interest and application of Candriam’s voting policy.

A due diligence addressing, amongst other items, information security risks and business continuity risks, is also performed regularly by Candriam’s Risk Department, Candriam's Risk Department including a review of any material conflicts of interest and ownership structure of the proxy adviser(s).

Should ISS:

• Miss its deadlines and not provide custom recommendations, or

• Declare itself unable to provide such recommendations, then the full analysis of the meeting items will be performed internally when materially feasible. In such cases, Candriam exercises voting rights, where possible, on the basis of its own analysis and voting policy without reliance on proxy advisor input.

Proxy voting activities fall under the ultimate responsibility of the Candriam Global Strategic Committee as part of our investment process. The Candriam Proxy Voting Committee is the ‘guardian’ of our voting policy and is responsible for its implementation. This Committee, dedicated to the responsible exercise of voting rights by Candriam, Voting Committee has a fourfold mission:

1. The Proxy Voting Committee defines the general policy for the exercise of Candriam’s voting rights and for the evolution of the policy

2. The Proxy Voting Committee reviews voting proposals made by ESG analysts and assesses the effectiveness of votes cast at shareholder meetings.

3. The Proxy Voting Committee ensures that Candriam Voting policy is properly implemented into operating procedures and that changes to policy, as adopted by the Committee, are enacted in a timely manner subsequently

4. The committee reviews and validates the Proxy voting Annual review before its release.

Should a conflict of interest arise regarding a vote, the Head of Compliance is to be immediately notified, as well as the Proxy Voting Committee. The best approach will be determined in full cooperation with the Compliance Department. At each level, the “best interest of clients” principle is paramount in the decision outcome.

The Proxy Voting Committee will consider the facts and circumstances of the pending vote and the potential or actual material conflict and make a determination as to how to vote based on Candriam’s own voting policy: following proxy advisor’s recommendation without any intervention, or perform a full internal analysis for sensitive resolutions or Abstain votes will be considered, as well as obtaining voting instructions from clients in case of concerned mandates.

• A post-vote review of our voting decisions is performed by Candriam’s Proxy Voting Committee

NYLI CBRE Global Infrastructure Fund and NYLI CBRE Real Estate Fund

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, CBRE. A summary of CBRE’s proxy voting policies and procedures is provided below.

CBRE treats proxy voting as a fundamental responsibility of shareholders – one which can work to affect positive management behavior over time and therefore ultimately contribute to generating economic value to shareholders.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When CBRE has discretion to vote the proxies of its clients, including the Funds, it will vote those proxies in accordance with CBRE’s Global Proxy Voting Policy. The guidelines in the Global Proxy Voting Policy reflect a corporate governance structure that is responsive to company stakeholders and supportive of responsible investment goals.

CBRE’s global guidelines, developed by senior leadership and reviewed and updated as needed, reflect its preference for a corporate governance structure which is responsive to company stakeholders and supportive of responsible investment goals.

Some items up for vote are undertaken on a case-by-case basis. In those instances, CBRE believes its framework – comprised of senior Investment Analysts, Portfolio Managers, the Head of ESG and the Chief Compliance Officer – allows it to determine the appropriate vote based on CBRE’s combined knowledge, engagement and our overall philosophy around governance.

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CBRE has engaged a third-party vendor, ISS, to provide proxy voting administration services, including the tracking of proxies received for clients, providing notice concerning dates votes are due, the actual casting of ballots and recordkeeping. It is important to recognize that the ability of the proxy voting administrator and CBRE to process proxy voting decisions in a timely manner is contingent in large part on the custodian banks holding securities for clients, including the Funds. In certain situations, clients may have securities lending arrangements which are not in the scope of the advisory services provided by CBRE. When client securities are “out on loan,” CBRE may not be able to vote proxies related to those securities as result of the lending arrangement.

On a daily basis, CBRE provides ISS with a list of securities held in each account over which CBRE has voting authority.

While not the norm, in certain countries where share blocking is required, there may be times where CBRE chooses not to vote. Share blocking entails selling the stock short for a period of time around the date of the vote. CBRE may decide not to vote if in the in the best interest of the client to avoid failed trades or overdrafts, or to have shares be freely tradeable.

CBRE established its own proxy voting guidelines and provides those guidelines to ISS. Proxy voting guidelines are reviewed and approved by CBRE’s Head of ESG and Portfolio Managers. The approved proxy voting guidelines are provided to ISS to facilitate the administrative processing proxy voting.

Voting decisions remain within the discretion of CBRE. On a daily basis, CBRE reviews an online system maintained by the proxy voting administrator in order to monitor for upcoming votes. When a pending vote is identified, the ballot is reviewed by the appropriate Portfolio Manager or Investment Analyst for review, along with any supplemental information about the ballots provided by ISS and – if available – other research vendors to which CBRE subscribes.

CBRE’s Investment Analysts review the proxy statement and determine the votes within the firm’s specified guidelines. If the Analyst’s indicated vote conflicts with CBRE’s guidelines, the vote must be verified (with documented rationale) and approved by a designated Portfolio Manager or the Head of ESG; the vote and corresponding rationale is also reviewed by the Chief Compliance Officer.

CBRE’s proxy voting process is tested annually by external auditors to confirm that it has adequate procedures which are consistently applied.

CBRE will identify any conflicts that exist between the interests of CBRE (including its employees and affiliates) and its clients as it relates to proxy voting. CBRE obtains information from all employees regarding outside business activities and personal relationships with companies within the investable universe (such as serving as board members or executive officers of an issuer), to confirm that employees do not have personal interests in transactions, holdings, or proxy matters. Additionally, CBRE will consider the conflicts associated with any ballot which identifies a relationship to affiliates of CBRE. Lastly, CBRE will consider any ballot which relates to a client of CBRE as a potential conflict of interest. If a material conflict is identified for a particular ballot, CBRE will refer the ballot and conflict to CBRE’s Risk & Control Committee for review. In such situations, CBRE will generally defer the vote either to the recommendation provided by ISS (not based on CBRE’s guidelines) or to the affected client(s) so that the client may determine its voting decision.

NYLI Cushing MLP Premier Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Cushing. A summary of its proxy voting policies and procedures is provided below.

Purpose. The Subadvisor follows this proxy voting policy (the “Policy”) to ensure that proxies the Subadvisor votes, on behalf of each client, are voted to further the best interest of that client. The Policy establishes a mechanism to address any conflicts of interests between the Subadvisor and the client. Further, the Policy establishes how clients may obtain information on how the proxies have been voted.

Determination of Vote. The Subadvisor determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Subadvisor votes in a manner that the Subadvisor believes reasonably furthers the best interests of the client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within six categories: corporate governance, takeover defenses, compensation plans, capital structure, social responsibility, and environmental protection. The Subadvisor will cast votes for these matters on a case-by-case basis. The Subadvisor will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices. In evaluating environmental and social responsibility proxy questions, the Subadvisor will consider current and expected industry practices, with a bias towards enhancing the long-term value of the investment.

There may be occasions where the Subadvisor determines that it is in the best interest of its Clients to refrain from voting a proxy including, for example, (i) the case where the Subadvisor determines that the cost to the Client of voting the proxy exceeds the expected benefit to the Client or (ii) the case where the Subadvisor has a short planned time period for holding the security and does not anticipate holding the security on the date of the relevant vote. Under such circumstances, the Subadvisor shall document its decision not to vote the proxy, including a description of why such determination is in the best interest of each affected Client.

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Resolution of any Conflicts of Interest. If a proxy vote creates a material conflict between the interests of the Subadvisor and a client, the Subadvisor will resolve the conflict before voting the proxies. The Subadvisor will either disclose the conflict to the client and obtain the client’s consent or take other steps designed to ensure that a decision to vote the proxy was based on the Subadvisor’s determination of the client’s best interest and was not the product of the conflict.

Records. The Subadvisor maintains records of (i) all proxy statements and materials the Subadvisor receives on behalf of clients; (ii) all proxy votes that are made on behalf of the clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from clients regarding voting history; and (v) all responses (written and oral) to clients’ requests. Such records are available to the clients (and owners of a client that is an investment vehicle) upon request.

On at least an annual basis, the Subadvisor shall conduct a review of its proxy votes on behalf of clients to determine whether the Subadvisor’s voting determinations were consistent with the Policy.

Questions and Requests. This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Subadvisor.

NYLI Epoch Capital Growth, NYLI Epoch Global Equity Yield, NYLI Epoch International Choice and NYLI Epoch U.S. Equity Yield Funds, as well as the equity portion of NYLI Income Builder Fund

TD Epoch maintains proxy voting authority for Client accounts, unless otherwise instructed by the client. TD Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts. TD Epoch maintains a Proxy Voting Group comprised of investment team, operations and compliance representatives that meet periodically. TD Epoch will not respond to proxy solicitor requests unless TD Epoch determines that it is in the best interest of Clients to do in light of TD Epoch's fiduciary duty to its Clients. Given the complexity of the issues that may be raised in connection with proxy votes, TD Epoch has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to TD Epoch include in-depth research, voting recommendations, vote execution and recordkeeping. TD Epoch requires ISS to notify the Company if ISS experiences a material conflict of interest in the voting of Clients’ proxies.

ISS will pre-populate TD Epoch’s votes on the ISS’s electronic voting platform with ISS’s recommendations based on TD Epoch’s voting instructions to ISS. To the extent TD Epoch becomes aware that an issuer that is the subject of ISS’s voting recommendation intends to file or has filed additional solicitating materials (“Additional Information”) after TD Epoch has received the ISS’s voting recommendation, but before the proxy submission deadline, and the Additional Information would reasonably be expected to affect the Adviser’s voting determination, TD Epoch will consider the Additional Information prior to exercising voting authority to confirm that TD Epoch is voting in its client’s best interest.

Notwithstanding the foregoing, TD Epoch will use its best judgment to vote proxies in the manner it deems to be in the best interests of its Clients. In the event that judgment differs from that of ISS, or that investment teams within TD Epoch wish to vote differently with respect to the same proxy in light of their specific strategy, TD Epoch will memorialize the reasons supporting that judgment and retain a copy of those records for TD Epoch’s files. The Compliance Department will periodically review the voting of proxies to ensure that votes which have diverged from the judgment of ISS, were voted consistent with TD Epoch’s fiduciary duties.

On at least an annual basis, the TD Epoch CCO or a designee will review this Proxy Voting and Class Action Monitoring policy1.

At times, neither TD Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. TD Epoch recognizes that Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that TD Epoch becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, TD Epoch will make reasonable efforts to inform the Client that neither TD Epoch nor ISS is able to vote the proxy until the Client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period generally can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, TD Epoch retains the right to vote or not, based on the determination of TD Epoch’s Investment Personnel. If the decision is made to vote, TD Epoch will process votes through ISS unless other action is required as detailed in this policy.

TD Epoch has identified the following potential conflicts of interest:

• Whether there are any business or personal relationships between TD Epoch, or an employee of TD Epoch, and the officers, directors or shareholder proposal proponents of a company whose securities are held in Client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of TD Epoch's Clients;

• Whether TD Epoch has any other economic incentive to vote in a manner that is not consistent with the best interests of its Clients; or

• Whether a proxy relates to a company that is a Client of Epoch.2

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If a conflict of interest has been identified (as outlined above), then TD Epoch shall bring the proxy voting issue first to the attention of the Proxy Voting Group. The Proxy Voting Group may engage affected Clients and/or TD Epoch employees to ensure the relevant proxies are voted in a manner that is consistent with TD Epoch's fiduciary duties.

In the event that any officer or employee of TD Epoch receives a request to reveal or disclose TD Epoch's voting intention on a specific proxy event, then the officer or employee must forward the solicitation to the TD Epoch CCO.

Upon request, TD Epoch will provide Clients with their specific proxy voting history.

The Operations Department will periodically conduct additional diligence on ISS to ensure the provider continues to have the capacity and competency to adequately analyze proxy issues on an annual basis. As part of the due diligence process, the Head of Operations, or a designee, obtains a completed questionnaire from ISS that assists TD Epoch in evaluating ISS’s services and any potential conflicts of interest that may exist.

TD Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. TD Epoch will be responsible for the following procedures and for ensuring that the required documentation is retained.

If a Client requests to review the proxy votes, the Relationship Management team will:

• Record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting Client, other dispositions, etc.) in a suitable place.

• Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

The proxy voting record is periodically provided to TD Epoch by ISS. Included in these records are:

• Documents prepared or created by TD Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

• Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

TD Epoch includes a description of its policies and procedures regarding proxy voting and class actions in Part 2A of Form ADV, along with a statement that Clients and Investors contact TD Epoch at 212 303-7200 to obtain a copy of these policies and procedures and information about how TD Epoch voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to TD Epoch at the number above and we will respond to any such requests.

The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

As a matter of policy, TD Epoch does not disclose how it expects to vote on upcoming proxies. Additionally, TD Epoch does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Generally, TD Epoch does not have responsibility to file proofs of claim or engage in class action litigation.

TD Epoch does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, TD Epoch will assist Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.

1 Rule 14Ad-1 requires a manager to report say-on-pay votes when it uses voting power to influence a voting decision with respect to a security. The rule permits joint reporting of say-on-pay votes by managers, or by managers and funds, under identified circumstances to avoid duplicative reporting. It also requires additional disclosure to allow identification of a given manager’s full say-on-pay voting record. Managers will also be required to comply with the other requirements of Form N-PX for their say-on-pay votes.

2 Compliance (with assistance from Operations and Client Services) will seek to identify instances where a proxy vote relates to a company that is a Client of Epoch’s and escalate to the Proxy Voting Group as necessary.

NYLI Fiera SMID Growth Fund

The Manager has delegated proxy voting authority to the Fund’s subadvisor, Fiera Capital. A summary of its proxy voting policies and procedures is provided below.

Fiera Capital votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Fund, in a manner that seeks to serve the best interests of the Fund. Fiera Capital has guidelines addressing how it votes proxies with regard to specific matters. The Board of Trustees permits Fiera Capital to contract with a third party to obtain proxy voting and related services, including research of current issues.

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Fiera Capital has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of Fiera Capital also describes how Fiera Capital addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Fiera Capital (or a designated proxy committee at Fiera Capital) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

In general, Fiera Capital seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund.

NYLI Income Builder (fixed-income portion and asset allocation), NYLI MacKay California Muni, NYLI MacKay Convertible, NYLI MacKay High Yield Corporate Bond, NYLI MacKay High Yield Muni Bond, NYLI MacKay New York Muni, NYLI MacKay Short Duration High Income, NYLI MacKay Short Term Muni, NYLI MacKay Strategic Bond, NYLI MacKay Strategic Muni Allocation, NYLI MacKay Tax Free Bond, NYLI MacKay Total Return Bond and NYLI MacKay U.S. Infrastructure Bond Funds

The Manager has delegated proxy-voting authority to the Funds' subadvisor, MacKay Shields. A summary of its proxy voting policies and procedures is provided below.

MacKay Shields has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. MacKay Shields currently uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting client securities. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. MacKay Shields has adopted standard proxy voting guidelines, which follow ISS voting recommendations and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines).

For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow. MacKay Shields votes proxies in accordance with the applicable standard voting guidelines unless MacKay Shields agrees with the client to apply custom guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Legal and/or Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

NYLI Balanced (fixed-income portion), NYLI Floating Rate, NYLI Money Market and NYLI Short Term Bond Funds

The Manager has delegated proxy-voting authority to the Funds' Subadvisor, NYL Investors. A summary of its proxy voting policies and procedures is provided below.

NYL Investors has adopted a Proxy Voting Policy and Procedures (the “Policy”) to provide guidance to its employees in discharging its proxy voting duty, and to ensure that where proxy-voting authority has been granted to NYL Investors that all proxies are voted in the “best interests” of its clients without regard to the interests of NYL Investors or related parties. In voting proxies, NYL Investors takes into account long term economic value in evaluating issues relating to items such as corporate governance, including structures and practices, accountability and transparency, the nature of long-term business plans, including sustainability practices to address environmental and social factors that are likely to have an impact on shareholder value and other non-financial measures of corporate performance.

To assist in researching and voting proxies, NYL Investors utilizes the research and implementation services of a third-party proxy service provider, Institutional Shareholder Services (“ISS”). NYL Investors uses ISS’s sustainability proxy voting guidelines with respect to voting certain frequently recurring proxy issues. ISS researches each proxy issue and provides a recommendation to NYL Investors on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Compliance Department. NYL Investors has procedures in place to review each such override request for potential material conflicts of interest between clients and NYL Investors and its affiliates. NYL Investors will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest. NYL Investors' Proxy Voting Committee is responsible for general oversight of NYL Investors' Proxy Policy and Procedures and voting activity. All proxy voting guidelines are reviewed annually by the Proxy Voting Committee.

NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund and NYLI PineStone U.S. Equity Fund

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The Manager has delegated proxy voting authority to the Funds' Subadvisor, PineStone. A summary of PineStone’s proxy voting policies and procedures is provided below.

PineStone votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”) on behalf of the Funds in a manner that seeks to serve the best interests of the Funds.  The Board of Trustees permits PineStone to contract with a third party to obtain proxy voting and related services, including research of current issues.

PineStone has implemented written Proxy Voting Guidelines and Proxy Voting Procedures that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Funds. The Proxy Voting Guidelines also describe how PineStone addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

PineStone is responsible for developing, authorizing, implementing and updating the Proxy Voting Guidelines, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

In general, PineStone seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Funds.

NYLI Balanced (equity portion), NYLI WMC Enduring Capital, NYLI WMC Growth, NYLI WMC International Research Equity and NYLI WMC Growth Funds

The Manager has delegated proxy voting authority to the Funds' Subadvisor, Wellington Management. A summary of Wellington Management’s proxy voting policies and procedures is provided below. Wellington Management’s policies and procedures with regard to voting on proxies relating to ESG factors are contained in Wellington Management’s Global Proxy Voting Guidelines (the “Guidelines”), which Wellington Management will provide to a client upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon request.

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.

The Guidelines set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Seeks to vote proxies in the best financial interests of the clients for whom we are voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

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Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

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ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Advisers Act, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

NYLI Winslow Large Cap Growth Fund

The Manager has delegated proxy-voting authority to the Fund's Subadvisor, Winslow Capital. A summary of Winslow Capital's proxy voting policies and procedures is provided below.

Winslow Capital, pursuant to Rule 206(4)-6 under the Advisers Act has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently (the “Proxies”) and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS's Implied Consent service feature. As ISS research is completed, the ISS Vote Execution Team executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

Winslow Capital retains the ability to override any vote if it disagrees with ISS's vote recommendation, and always maintains the option to review and amend votes before they are cast up until the proxy submission deadline, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Fund's Proxy Voting Record. Each Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds will provide without charge any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy voting results available on the website. The most recent Form N-PX is available at dfinview.com/NYLIM, on the SEC's website at www.sec.gov or by calling toll free 800-624-6782.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds and of New York Life Investment Management to protect the confidentiality of portfolio holdings information (“Portfolio Holdings”) and to prevent the selective disclosure of non-public information concerning the Funds.

Portfolio Holdings shall not include non-specific or summary information that does not identify specific holdings of a Fund from which the identity of specific portfolio holdings cannot reasonably be derived (including without limitation, the quality or character of a Fund's portfolio), as reasonably determined by New York Life Investment Management. In addition, a Fund's cash holdings shall not constitute a portfolio holding.

The Manager or a Fund's Subadvisor(s) may share the Fund’s non-public portfolio holdings information, when the Fund has a legitimate business purpose for doing so, with other subadvisors, pricing services, other service providers and certain unaffiliated third parties and affiliates to the Fund, the Manager or the Subadvisor who require access to such information in order to fulfill their contractual duties to the Fund or to assist the Manager or the Subadvisor in fulfilling its contractual duties to the Fund. Unless otherwise noted, the Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts, pricing agents, rating and tracking entities or to other entities that have a legitimate business purpose and is in the best interests of the Funds' shareholders, taking into consideration potential conflicts of interest, in receiving such information on a more frequent basis (such as Morgan Stanley Smith Barney or other platform providers). These entities may provide information regarding a Fund to its subscribers. The Manager and each Subadvisor may also disclose non-public information regarding a Fund's portfolio holdings information to certain liquidity analytics vendors in connection with the Liquidity Program. In addition, for the Funds they subadvise, Subadvisors, their agents (e.g., back office service providers) and their employees regularly have access to portfolio holdings more frequently than publicly available. Each Subadvisor is contractually obligated to keep portfolio holdings confidential. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the CCO, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in

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the best interests of the Funds, taking into consideration potential conflicts of interest. Such disclosure will be reported to the Board at the next regularly scheduled Board meeting.

In addition, the Manager or a Subadvisor may release statistical or attribution information with respect to a Fund's portfolio holdings prior to the release of the actual portfolio holdings. This information will be released upon authorization of the CCO after receipt of a certification from the Fund's portfolio manager that the information provided will, among other things, not harm the Fund or shareholders.

Non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from New York Life Investment Management or the Funds, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreements described above, the New York Life Investments Group of Funds may rely on the confidentiality provisions of existing agreements provided New York Life Investment Management has determined that such provisions adequately protect the New York Life Investments Group of Funds against disclosure or misuse of non-public holdings information.

Generally, employees of the Manager who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

For the Funds they subadvise, the Subadvisors, their agents and their employees regularly have access to portfolio holdings information. Each Subadvisor is contractually obligated to keep portfolio holdings information confidential.

Portfolio holdings disclosure made pursuant to these procedures may potentially involve a conflict of interest between the Funds' shareholders and the Funds' Manager, Subadvisor, Distributor or any affiliated person of the Funds. Accordingly, potential conflicts of interest will be taken into consideration when requests for information concerning portfolio holdings cannot be answered via the periodic disclosure schedule and the CCO will report disclosures granted and any material issues that may arise during the previous quarter to the Board at the next regularly scheduled Board meeting.

The Funds, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board on at least an annual basis.

PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below.

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
For Funds with fiscal year ending April 30 – information is as of April 30, 2025, unless otherwise indicated
Jeremy Anagnos	NYLI CBRE Global Infrastructure Fund	4 RICs $1,971,670,797	4 Accounts $464,538,084	10 Accounts $1,103,803,143	0 RICs $0	1 Account $26,755,984	0 Accounts $0
Daniel Foley	NYLI CBRE Global Infrastructure Fund	4 RICs $1,971,670,797	3 Accounts $437,782,100	8 Accounts $1,049,169,755	0 RICs $0	0 Accounts $0	0 Accounts $0
Hinds Howard	NYLI CBRE Global Infrastructure Fund	3 RICs $1,966,296,836	3 Accounts $437,782,100	8 Accounts $1,049,169,755	0 RICs $0	0 Accounts $0	0 Accounts $0
Migene S. Kim	New York Life Investments ETF Asset Allocation Funds	13 RICs $7,450,905,374	0 Accounts $0	1 Account $27,590,802	0 RICs $0	0 Accounts $0	0 Accounts $0
Jonathan Miniman	NYLI CBRE Real Estate Fund	4 RICs $1,451,698,371	6 Accounts $1,185,234,523	5 Accounts $489,443,639	0 RICs $0	0 Accounts $0	0 Accounts $0
Joseph P. Smith	NYLI CBRE Global Infrastructure Fund, NYLI CBRE Real Estate Fund	9 RICs $4,407,974,998	9 Accounts $1,570,929,901	18 Accounts $2,482,012,616	0 RICs $0	1 Account $26,755,984	6 Accounts $373,514,606
Amit Soni	New York Life Investments ETF Asset Allocation Funds	11 RICs $5,938,255,454	0 Accounts $0	1 Account $27,590,802	0 RICs $0	0 Accounts $0	0 Accounts $0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jonathan Swaney	New York Life Investments ETF Asset Allocation Funds	13 RICs $7,450,905,374	0 Accounts $0	1 Account $27,590,802	0 RICs $0	0 Accounts $0	0 Accounts $0
Kenneth Weinberg	NYLI CBRE Real Estate Fund	5 RICs $2,436,304,202	2 Accounts $184,454,432	19 Accounts $2,535,649,170	0 RICs $0	0 Accounts $0	5 Accounts $372,517,773
For Funds with fiscal year ending October 31 – information is as of October 31, 2025, unless otherwise indicated
Cody Ampomah	NYLI WMC Small Companies Fund	0 RICs $0	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Zachary Aronson	NYLI Balanced Fund, NYLI Income Builder Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund NYLI Short Term Bond Fund	4 RICs $1,163,184,513	22 Accounts $11,431,342,964	94 Accounts $1,861,776,215	0 RICs $0	0 Accounts $0	1 Account $871,164,595
Greg Barrato	NYLI S&P 500 Index Fund	20 RICs $11,686,000,000	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Steven D. Bleiberg	NYLI Epoch Capital Growth Fund	0 RICs $0	12 Accounts $10,050,317,586	7 Accounts $1,816,884,978	0 RICs $0	2 Accounts $742,553,556	2 Accounts $586,198,226
William J. Booth	NYLI Epoch International Choice Fund	0 RICs $0	5 Accounts $5,454,199,931	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Robert Burke	NYLI MacKay U.S. Infrastructure Bond Fund	8 RICs $6,067,957,073	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Patrick M. Burton	NYLI Winslow Large Cap Growth Fund	6 RICs $3,554,000,000	3 Accounts $8,418,000,000	1,855 Accounts $9,102,000,000	0 RICs $0	0 Accounts $0	3 Accounts $345,000,000
Peter W. Carpi	NYLI WMC Small Companies Fund	2 RICs $145,000,000	4 Accounts $431,000,000	2 Accounts $123,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Dohyun Cha	NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund	1 RIC $2,909,077,881	4 Accounts $1,013,363,575	51 Accounts $19,826,165,672	0 RICs $0	0 Accounts $0	0 Accounts $0
Andrew Chan	NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI PineStone U.S. Equity Fund	6 RICs $1,978,290,000	69 Accounts $39,073,310,000	44 Accounts $16,565,580,000	0 RICs $0	0 Accounts $0	2 Accounts $1,035,950,000
Won Choi	NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund	1 RIC $2,909,077,881	4 Accounts $1,013,363,575	51 Accounts $19,826,165,672	0 RICs $0	0 Accounts $0	0 Accounts $0
David Cook	NYLI Fiera SMID Growth Fund	0 RICs $0	0 Accounts $0	1,433 Accounts $5,348,450,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Michael DePalma	NYLI Balanced Fund, NYLI Income Builder Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund , NYLI Short Term Bond Fund	5 RICs $1,239,264,297	22 Accounts $11,431,342,964	94 Accounts $1,861,776,215	0 RICs $0	0 Accounts $0	1 Account $871,164,595

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Michael Denlinger

NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund

		13 RICs $15,228,892,392	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Robert DiMella

NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund

		14 RICs $14,564,926,303	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
David Dowden

NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund

		14 RICs $15,868,984,482	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
David DuBard	NYLI WMC Small Companies Fund	0 RICs $0	6 Accounts $1,101,000,000	2 Accounts $636,000,000	0 RICs $0	1 Account $341,000,000	0 Accounts $0
Ian France	NYLI MacKay High Yield Muni Bond Fund	2 RICs $4,728,973,549	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Gregory Fantoni	NYLI Floating Rate Fund	1 RIC $1,186,752,769	0 Accounts $0	1 Account $154,732,466	0 RICs $0	13 Accounts $5,116,220,678	0 Accounts $0
Betsy George	NYLI WMC Value Fund	0 RICs $0	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Ravi Gill	NYLI WMC Value Fund	0 RICs $0	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Sanjit Gill	NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay U.S. Infrastructure Bond Fund	4 RICs $5,017,686,994	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Matthew Hage	NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Utah Muni Fund	6 RIC $12,126,176,055	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Steven M. Hamill	NYLI Winslow Large Cap Growth Fund	6 RICs $3,554,000,000	3 Accounts $8,418,000,000	1,855 Accounts $9,102,000,000	0 RICs $0	0 Accounts $0	3 Accounts $345,000,000
Matthew D. Hudson	NYLI WMC Growth Fund	3 RICs $1,234,000,000	7 Accounts $1,012,000,000	6 Accounts $994,000,000	0 RICs $0	1 Account $157,000,000	2 Accounts $313,000,000
Nate Hudson	NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund	1 RIC $2,909,077,881	4 Accounts $1,013,363,575	51 Accounts $19,826,165,672	0 RICs $0	0 Accounts $0	0 Accounts $0
Adam H. Illfelder	NYLI Balanced Fund, NYLI WMC Value Fund	8 RICs $16,088,000,000	1 Account $69,158,000,000	2 Accounts $164,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Michael Jin	NYLI Epoch Global Equity Yield Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Income Builder Fund	1 RIC $1,286,670,998	12 Accounts $2,128,800,493	9 Accounts $776,651,774	0 RICs $0	0 Accounts $0	0 Accounts $0
Rob Katz	NYLI WMC Enduring Capital Fund	0 RICs $0	0 Accounts $0	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Justin H. Kelly	NYLI Winslow Large Cap Growth Fund	6 RICs $3,554,000,000	3 Accounts $8,418,000,000	1,855 Accounts $9,102,000,000	0 RICs $0	0 Accounts $0	3 Accounts $345,000,000
Migene S. Kim	NYLI Balanced Fund, NYLI Income Builder Fund, New York Life Investments Asset Allocation Funds	10 RICs $4,171,000,000	0 Accounts $0	2 Accounts $87,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
John Lawlor	NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay U.S. Infrastructure Bond Fund	12 RICs $8,651,680,871	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Frances Lewis

NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund

		6 RICs $6,576,589,830	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Lin Lin	NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Income Builder Fund	1 RIC $1,286,670,998	25 Accounts $12,210,127,657	16 Accounts $2,593,536,752	0 RICs $0	2 Accounts $742,553,556	2 Accounts $586,198,226
Wayne Lin	NYLI Epoch International Choice Fund	0 RICs $0	6 RICs $1,804,813,762	33 Accounts $1,366,800,674	0 RICs $0	0 Accounts $0	4 Accounts $150,641,583
John Loffredo	NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund	11 RICs $8,595,073,357	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Christopher Mey	NYLI Candriam Emerging Markets Debt Fund	1 RIC $97,692,233	4 Accounts $1,646,694,610	2 Accounts $656,197,252	0 RICs $0	4 Accounts $122,448,412	0 Accounts $0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Neil Moriarty, III	NYLI Balanced Fund, NYLI Income Builder Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI Short Term Bond Fund	5 RICs $1,239,264,297	22 Accounts $11,431,342,964	94 Accounts $1,861,776,215	0 RICs $0	0 Accounts $0	1 Account $871,164,595
Francis J. Ok	NYLI S&P 500 Index Fund	20 RICs $11,686,000,000	0 Accounts $0	3 Accounts $488,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Lesya Paisley	NYLI Balanced Fund, NYLI Income Builder Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI Short Term Bond Fund	3 RICs $1,005,608,744	22 Accounts $11,431,342,964	94 Accounts $1,861,776,215	0 RICs $0	0 Accounts $0	1 Account $871,164,595
Michael Perilli

NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Utah Muni Fund

		4 RICs $6,784,255,440	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Glen Petraglia	NYLI Epoch International Choice Fund	0 RICs $0	1 Account $403,397,003	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Nikolay Petrakov, CFA	NYLI Epoch International Choice Fund	0 RICs $0	1 Account $403,397,003	0 Accounts $0	0 RICs $0	0 Accounts $0	0 Accounts $0
Michael Petty	NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund	12 RICs $8,829,659,832	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Mary L. Pryshlak	NYLI WMC International Research Equity Fund	15 RICs $16,680,000,000	49 Accounts $17,064,000,000	87 Accounts $30,052,000,000	3 RICs $6,986,000,000	6 Accounts $1,178,000,000	11 Accounts $5,896,000,000
Sunil M. Reddy	NYLI Fiera SMID Growth Fund	0 RICs $0	0 Accounts $0	1,433 Accounts $5,348,450,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Nadim Rizk	NYLI PineStone Global Equity Fund, NYLI PineStone International Equity Fund, NYLI PineStone U.S. Equity Fund	6 RICs $1,978,290,000	69 Accounts $39,073,310,000	44 Accounts $16,565,580,000	0 RICs $0	0 Accounts $0	2 Accounts $1,035,950,000
Lamine Saidi	NYLI Candriam Emerging Markets Equity Fund	2 RICs $319,726,848	4 Accounts $3,944,740,498	3 Accounts $601,780,595	0 RICs $0	2 Accounts $53,958,286	0 Accounts $0
Paulo Salazar	NYLI Candriam Emerging Markets Equity Fund	2 RICs $319,726,848	4 Accounts $3,944,740,498	3 Accounts $601,780,595	0 RICs $0	2 Accounts $53,958,286	0 Accounts $0
Philip Screve	NYLI Candriam Emerging Markets Equity Fund	2 RICs $319,726,848	4 Accounts $3,944,740,498	3 Accounts $601,780,595	0 RICs $0	2 Accounts $53,958,286	0 Accounts $0
Clark Shields	NYLI WMC Growth Fund	3 RIC $28,113,000,000	2 Accounts $8,860,000,000	14 Accounts $6,947,000,000	2 RICs $27,429,000,000	0 Accounts $0	0 Accounts $0
David J. Siino	NYLI Epoch Capital Growth Fund	0 RICs $0	13 Accounts $10,081,327,163	7 Accounts $1,816,884,978	0 RICs $0	2 Accounts $742,553,556	2 Accounts $586,198,226
Edward Silverstein	NYLI MacKay Convertible Fund	1 RIC $1,369,686,108	1 Account $31,802,208	9 Accounts $459,970,570	0 RICs $0	0 Accounts $0	0 Accounts $0

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		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	FUNDS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Amit Soni	New York Life Investments Asset Allocation Funds	8 RICs $3,265,000,000	0 Accounts $0	2 Accounts $87,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Kroum Sourov	NYLI Candriam Emerging Markets Debt Fund	1 RIC $97,692,233	4 Accounts $1,646,694,610	2 Accounts $656,197,252	0 RICs $0	4 Accounts $122,448,412	0 Accounts $0
Scott Sprauer

NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Utah Muni Fund

		11 RICs $6,656,473,557	7 Accounts $9,548,994,804	94 Accounts $27,867,720,954	0 RICs $0	2 Accounts $914,477,873	1 Account $692,145,885
Andrew Susser	NYLI MacKay High Yield Corporate Bond Fund, NYLI MacKay Short Duration High Income Fund	2 RIC $2,969,842,806	4 Accounts $1,013,363,575	51 Accounts $19,826,165,672	0 RICs $0	0 Accounts $0	0 Accounts $0
Jonathan Swaney	New York Life Investments Asset Allocation Funds, NYLI Balanced Fund, NYLI Income Builder Fund	10 RICs $4,171,000,000	0 Accounts $0	2 Accounts $87,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Arthur Torrey	NYLI Floating Rate Fund	1 RIC $1,186,752,769	0 Accounts $0	1 Account $154,732,466	0 RICs $0	13 Accounts $5,116,220,678	0 Accounts $0
Kera Van Valen	NYLI Epoch Global Equity Yield Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Income Builder Fund	1 RIC $1,286,670,998	12 Accounts $2,128,800,493	9 Accounts $776,651,774	0 RICs $0	0 Accounts $0	0 Accounts $0
Mark A. Whitaker	NYLI WMC Enduring Capital Fund	3 RICs $5,066,000,000	6 Accounts $1,455,000,000	13 Accounts $1,714,000,000	0 RICs $0	0 Accounts $0	0 Accounts $0
Cameron White	NYLI Balanced Fund, NYLI Income Builder Fund, NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond Fund, NYLI Short Term Bond Fund	3 RICs $850,895,557	22 Accounts $11,431,342,964	94 Accounts $1,861,776,215	0 RICs $0	0 Accounts $0	1 Account $871,164,595
Jonathan G. White	NYLI WMC International Research Equity Fund	15 RICs $16,663,000,000	49 Accounts $17,064,000,000	87 Accounts $30,052,000,000	3 RICs $6,969,000,000	6 Accounts $1,778,000,000	11 Accounts $5,896,000,000
Thomas Wynn	NYLI MacKay Convertible Fund	1 RIC $1,369,686,108	1 Account $31,802,208	9 Accounts $459,970,570	0 RICs $0	0 Accounts $0	0 Accounts $0
For the Fund with fiscal year ending November 30 – information is as of November 30, 2024, unless otherwise indicated
John M. Musgrave	NYLI Cushing MLP Premier Fund	2 RICs $372,923,160	1 Account $7,582,282	15 Accounts $17,613,709	0 RICs $0	1 Account $35,123,870	0 Accounts 0
Todd Sunderland	NYLI Cushing MLP Premier Fund	2 RICs $372,923,160	1 Account $7,582,282	15 Accounts $17,613,709	0 RICs $0	1 Account $35,123,870	0 Accounts 0

Portfolio Manager Compensation Structure

New York Life Investment Management and each Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, these programs encourage an alignment of long-term interests between each Subadvisor and Fund shareholders. Each Subadvisor has structured its compensation plan to be competitive with other investment management firms. Total compensation is designed to align portfolio manager compensation with shareholder

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goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results. Each Subadvisor’s compensation program includes two components, fixed and variable compensation.

Fixed compensation is paid through an employee’s annual base salary, which is set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation. Variable compensation for investment personnel is generally based on both quantitative and qualitative factors. Quantitative factors may include some of the following: (1) the multi-year investment performance (such as 3-, 5- or 7-year) of portfolios managed by the employee, including benchmarks and competitive universes as well as multi-year investment performance of analyst recommendations; (2) assets under management, (3) the overall revenues and profitability of the firm; (4) the financial results of the investment team and (5) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures and contribution to the firm’s goals and objectives. As described, many factors including an individual’s role, responsibilities, performance and financial results, are critical components of the compensation process. Variable compensation may be paid in the form of a cash bonus, deferred compensation and/or a fund profit re-allocation. In some instances, variable or incentive compensation may be predetermined or guaranteed for a period of time.

The deferred portion of variable compensation is provided to further retain and motivate key personnel. Each Subadvisor may maintain a long-term incentive, phantom equity or profit interest program. These programs are an integral component of the compensation structure and are designed to align employees’ compensation with the overall health of the Subadvisor and, more importantly, with the satisfaction of its clients.

In addition, each Subadvisor maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution or defined benefit plan for all of its employees regardless of their job title, responsibilities or seniority.

Fiera Capital

The compensation structure for the NYLI Fiera SMID Growth Fund’s portfolio managers is comprised of a competitive base salary, a performance-based incentive plan, as well as a long term incentive share ownership plan. Performance-based compensation is generally measured in terms of the portfolio managers’ ability to meet and exceed the pre-tax annual performance (spanning a five-year period) of an appropriate, broad-based recognizable index of securities (which currently is the publicly disclosed primary benchmark of the Fund against which the Fund’s performance is measured).

MacKay Shields

Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields.

Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel.  Beginning 2026, MacKay Shields participates in the New York Life Investment Management Long-Term Incentive Plan (LTIP), a three-year program designed to attract, retain, and align key personnel.

MacKay Shields maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

PineStone

The compensation structure for the Funds' Portfolio Managers is comprised of a competitive base salary, and a performance-based incentive plan. Performance-based compensation is measured in terms of the team's ability to meet and exceed the funds' performance objectives. In addition, the Portfolio Managers are equity owners in the firm.

Wellington

Wellington receives a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreement between Wellington and the Manager on behalf of each Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2025.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of each Fund’s managers listed in the Prospectus who are primarily

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responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in their role as a Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Ms. Pryshlak and Mr. White, is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Fund-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Carpi, Dubard, Hudson, Illfelder, Shields, Whitaker, and Ms. Pryshlak are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
NYLI Balanced Fund (equity portion)	Russell 1000® Value
NYLI WMC Enduring Capital Fund	S&P 500®
NYLI WMC Growth Fund	Russell 1000® Growth
NYLI WMC International Research Equity Fund	MSCI ACWI® ex USA
NYLI WMC Small Companies Fund	Russell 2000®
NYLI WMC Value Fund	Russell 1000® Value

The following table states the dollar range of Fund securities beneficially owned by each Portfolio Manager in the New York Life Investments Group of Funds, as well as ownership, whether direct or as part of a compensation plan, in any investment vehicles that have substantially similar investment objectives, policies and strategies to the New York Life Investments Group of Funds. These vehicles may include separately managed accounts or private placement vehicles. This ownership is expressed in the following ranges separately and as a total amount: (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
For Funds with fiscal year ending April 30 – information is as of April 30, 2025, unless otherwise indicated
Jeremy Anagnos	NYLI CBRE Global Infrastructure Fund	$500,001-$1,000,000	None	$500,001-$1,000,000
Daniel Foley	NYLI CBRE Global Infrastructure Fund	$10,001 - $50,000	None	$10,001 - $50,000
Hinds Howard	NYLI CBRE Global Infrastructure Fund	$10,001 - $50,000	None	$10,001 - $50,000
Migene S. Kim	None	None	None	None
Jonathan Miniman	NYLI CBRE Real Estate Fund	$10,001 - $50,000	None	$10,001 - $50,000
Joseph P. Smith	NYLI CBRE Global Infrastructure Fund NYLI CBRE Real Estate Fund	$100,001 - $500,000 $100,001 - $500,000	None	$100,001 - $500,000
Amit Soni	None	None	None	None
Jonathan Swaney	NYLI Income Builder Fund	$100,001 - $500,000	None	$100,001 - $500,000
Kenneth Weinberg	None	None	None	None
For Funds with fiscal year ending October 31 – information is as of October 31, 2025, unless otherwise indicated
Cody Ampomah	None	None	None	None
Zachary Aronson	None	None	$50,001-$100,000	$50,001-$100,000
Greg Barrato	None	None	None	None
Steven D. Bleiberg	NYLI Epoch Capital Growth Fund	$500,001-$1,000,000	None	$500,001-$1,000,000
William J. Booth	NYLI Epoch International Choice Fund	$500,001-$1,000,000	None	$500,001-$1,000,000
Patrick M. Burton	NYLI Winslow Large Cap Growth Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Robert Burke	NYLI MacKay U.S. Infrastructure Bond Fund	$ 1 - $10,000	$500,001-$1,000,000	$500,001-$1,000,000
Peter W. Carpi	NYLI WMC Small Companies Fund	$500,001-$1,000,000	None	$500,001-$1,000,000

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PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Dohyun Cha	NYLI MacKay Short Duration High Yield Fund	$10,001 - $50,000	over $1,000,000	over $1,000,000
Andrew Chan	None	None	None	None
Won Choi	NYLI MacKay Short Duration High Yield Fund	$10,001 - $50,000	over $1,000,000	over $1,000,000
David Cook	NYLI Fiera SMID Growth Fund	$10,001 - $50,000	None	$10,001 - $50,000
Michael Denlinger	None	None	$500,001-$1,000,000	$500,001-$1,000,000
Michael DePalma	NYLI MacKay Strategic Bond Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Robert DiMella

NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Defined Term Muni Opportunities Fund

		$100,001 - $500,000	over $1,000,000	over $1,000,000
David Dowden

NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Defined Term Muni Opportunities Fund, NYLI MacKay California Muni Fund, NYLI MacKay Strategic Muni Fund

		$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
David DuBard	None	None	None	None
Ian France	None	None	$100,001 - $500,000	$100,001 - $500,000
Gregory Fantoni	None	None	None	None
Betsy George	None	None	None	None
Ravi Gill	None	None	None	None
Sanjit Gill	NYLI MacKay Short Term Muni Fund, NYLI MacKay U.S. Infrastructure Bond Fund	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
Matthew Hage	NYLI MacKay Strategic Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Defined Term Muni Opportunities Fund	$50,001-$100,000	$50,001-$100,000	$100,001 - $500,000
Steven M. Hamill	NYLI Winslow Large Cap Growth Fund	$500,001-$1,000,000	over $1,000,000	over $1,000,000
Matthew D. Hudson	None	None	None	None
Nate Hudson	NYLI MacKay Short Duration High Yield Fund, NYLI MacKay High Yield Corporate Bond Fund	$100,001 - $500,000	over $1,000,000	over $1,000,000
Adam H. Illfelder	None	None	None	None
Michael Jin	NYLI Epoch Global Equity Yield Fund	$10,001 - $50,000	None	$10,001 - $50,000
Rob Katz	None	None	None	None
Justin H. Kelly	NYLI Winslow Large Cap Growth Fund	over $1,000,000	over $1,000,000	over $1,000,000
Migene S. Kim	None	None	None	None
John Lawlor	NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Defined Term Muni Opportunities Fund	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
Lin Lin	None	None	None	None
Wayne Lin	None	None	None	None
Frances Lewis	NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Defined Term Muni Opportunities Fund	$100,001 - $500,000	$500,001-$1,000,000	over $1,000,000
John Loffredo

NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Strategic Muni Allocation Fund

		$500,001 – $1,000,000	over $1,000,000	over $1,000,000
Christopher Mey	None	None	$10,001 - $50,000	None
Neil Moriarty, III	NYLI MacKay Strategic Bond Fund, NYLI MacKay Total Return Bond	$100,001 - $500,000	$500,001 - $1,000,000	$500,001 - $1,000,000
Francis J. Ok	None	None	None	None
Lesya Paisley	None	None	$10,001 - $50,000	$10,001 - $50,000
Michael Perilli	NYLI MacKay Defined Term Muni Opportunities Fund	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000
Glen Petraglia	None	None	None	None
Nikolay Petrakov	None	None	None	None
Michael Petty	NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Defined Term Muni Opportunities Fund	$10,001 - $50,000	over $1,000,000	over $1,000,000
Mary L. Pryshlak	None	None	None	None

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PORTFOLIO MANAGER	FUND	RANGE OF OWNERSHIP	RANGE OF OWNERSHIP IN SIMILAR INVESTMENT STRATEGIES	TOTAL RANGE OF OWNERSHIP
Sunil M. Reddy	NYLI Fiera SMID Growth Fund	$500,001 - $1,000,000	None	$500,001 - $1,000,000
Nadim Rizk	None	None	None	None
Lamine Saidi	None	None	None	None
Paulo Salazar	None	None	None	None
Philip Screve	None	None	None	None
Clark Shields	None	None	None	None
David J. Siino	NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund	$50,001 - $100,000	None	$50,001 - $100,000
Edward Silverstein	NYLI MacKay Convertible Fund	over $1,000,000	over $1,000,000	over $1,000,000
Amit Soni	None	None	None	None
Kroum Sourov	None	None	None	None
Scott Sprauer	NYLI MacKay Tax Free Bond Fund, NYLI MacKay California Muni Fund, NYLI MacKay Defined Term Muni Opportunities Fund, NYLI Epoch U.S. Equity Yield Fund, NYLI Epoch Global Equity Yield Fund	$100,001 - $500,000	over $1,000,000	over $1,000,000
Andrew Susser	NYLI MacKay High Yield Corporate Bond Fund	over $1,000,000	over $1,000,000	over $1,000,000
Jonathan Swaney	None	None	None	None
Arthur Torrey	None	None	None	None
Kera Van Valen	NYLI Epoch Global Equity Yield Fund	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Mark A. Whitaker	NYLI WMC Enduring Capital Fund	over $1,000,000	None	over $1,000,000
Cameron White	None	None	$50,001-$100,000	None
Jonathan G. White	None	None	None	None
Thomas Wynn	None	None	$100,001 - $500,000	$100,001 - $500,000
For the Fund with fiscal year ending November 30 – information is as of November 30, 2024, unless otherwise indicated
John M. Musgrave	NYLI Cushing MLP Premier Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Todd Sunderland	None	None	$1 - $10,000	$1 - $10,000

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Funds because they use techniques that are not permitted for the Funds, such as short sales and leveraging. (Note that this conflict only arises with regard to Funds that have a high yield component.)

A portfolio manager who makes investment decisions with respect to multiple Funds and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

• The management of multiple Funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or account managed by the portfolio manager, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and accounts managed by the portfolio manager;

• A portfolio manager may take a position for a Fund or account in a security that is contrary to the position held in the same security by other Funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one Fund or account while other Funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

• An apparent conflict may arise where an adviser receives higher fees from certain Funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain Funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee Funds or accounts over other Funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investment Management and each Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investment Management has adopted a Code of Ethics that recognizes the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

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For any Fund that is subadvised by more than one Subadvisor, the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets between or among the Subadvisors. These allocation decisions will be made by the Manager in light of its fiduciary duty to act in the Fund’s best interest and will be subject to the general oversight of the Board.

Candriam

Candriam provide portfolio management services to other accounts using substantially similar investment strategies as the NYLI Candriam Emerging Markets Debt Fund and NYLI Candriam Emerging Markets Equity Fund.

The side-by-side management of these accounts with the Funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

Therefore, Candriam has adopted various policies and procedures designed to disclose and mitigate these potential conflicts of interest. Candriam has set up a Code of Ethics and a Conflicts of Interest Policy, and has implemented structural measures intended to prevent conflicts of interest (i.e., task segmentation, information barriers, etc.) together with the adoption of procedures regarding allocation of investment opportunities and aggregation and allocation of trades.

These procedures are designed to ensure that all clients are treated fairly and equally, and to prevent these kinds of conflicts from influencing the allocation of investment opportunities among clients.

CBRE

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the New York Life Investments CBRE Funds. These accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the New York Life Investments CBRE Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the New York Life Investments CBRE Funds maintained their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Cushing

Cushing manages other portfolios with a similar investment strategy to the NYLI Cushing MLP Premier Fund. Conflicts of interest may arise related to the allocation of similar investment opportunities among client portfolios. Cushing has adopted policies and procedures to ensure that all client portfolios are managed in accordance with each client’s investment objective and guidelines and that no client portfolio is inappropriately favored over another.

Epoch

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Funds other than those conflicts of interest that are customary in the asset management industry. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees.

To address potential conflicts of interest Epoch has adopted various policies and procedures reasonably designed to disclose and mitigate these potential conflicts of interest. For example Epoch has adopted a Code of Ethics and Business Conduct (the “Code”) that contains policies and procedures that address the potential conflict that exists when Epoch employees purchase or sell securities for their personal accounts. The Code

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generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Code contains policies, inter alia, which prohibit employees from buying or selling securities on the same day that the same security is bought or sold for a client. Securities transactions for employee’s personal accounts are also subject to quarterly reporting requirements, annual holdings disclosure and annual certification and attestation requirements. In addition, the Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations and avoid even the appearance of insider trading.

Additionally, as a result of the merger between Epoch and the Toronto Dominion Bank, Epoch gained a number of TD affiliates, including broker-dealers, some of which may be perceived as presenting a potential conflict of interest. Epoch expects to avoid any potential conflicts by not conducting business with these affiliated entities.

Fiera Capital

Fiera Capital also manages other investment vehicles (the “Related Accounts”). The Related Accounts may invest in the same securities as the NYLI Fiera SMID Growth Fund. As a result, the Related Accounts may compete with such Fund for appropriate investment opportunities. As a general matter, Fiera Capital will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Fiera Capital for the Related Accounts. Fiera Capital will evaluate for the Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Related Accounts at a particular time. Because these considerations may differ for the Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Related Accounts will differ. Fiera Capital will, however, attempt to allocate these investment opportunities in an equitable manner. In doing so, Fiera Capital will take into account applicable laws and regulations, particularly those impacting registered investment companies, like the Fund and its affiliates, including its Related Accounts.

MacKay Shields

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms

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than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

New York Life Investment Management

Certain employees of the Manager, such as portfolio managers and other investment personnel, may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Manager and/or Subadvisor in its investment management activities related to the Funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

To address potential conflicts of interest between the clients and the Manager, New York Life Investment Management has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

NYL Investors LLC

To address potential conflicts of interest between the clients and the Manager, NYL Investors has developed Allocation Procedures, Codes of Ethics and Policies and Procedures for Portfolio Management and Trades in Securities to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager and NYL Investors have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

PineStone

PineStone also manages other investment vehicles (the “Related Accounts”). The Related Accounts may invest in the same securities as the Funds where PineStone is the subadvisor. As a result, the Related Accounts may compete with the Funds where PineStone is the subadvisor for appropriate investment opportunities. As a general matter, PineStone will consider participation by a Fund in all appropriate investment opportunities that are under consideration by PineStone for the Related Accounts. PineStone will evaluate for the Funds and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for a Fund or the Related Accounts at a particular time. Because these considerations may differ for a Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Funds where PineStone is the subadvisor and each of the Related Accounts will differ. PineStone will, however, attempt to allocate these investment opportunities in an equitable manner. In doing so, PineStone will take into account applicable laws and regulations, particularly those impacting registered investment companies, like the Funds and their affiliates, including its Related Accounts.

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds. Portfolio Managers generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively,

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these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Funds. Messrs. DuBard, Hudson, Shields, White and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs and compliance with the firm’s Code of Ethics and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Winslow Capital

Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product essentially identically. Pursuant to Winslow Capital's "Trade Management Policy," the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy," the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

Winslow Capital believes that it has addressed all potential conflicts of interest that may exist in connection with the investment manager's management of the investments of the Fund and the investments of the other accounts under its management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.Because the New York Life Investments Asset Allocation Funds primarily invest all of their assets in shares of Underlying Funds other than ETFs, they generally do not pay brokerage commissions and related costs with respect to their investments in Underlying Funds (other than ETFs), but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest. Purchases and sales of ETFs generally are subject to brokerage commissions and related costs.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Fund's Manager or Subadvisor will seek the best execution of the Fund's orders. The Board has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on

139

behalf of a Fund. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Fund's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund transactions. Furthermore, neither the Funds nor the Manager may enter into agreements under which a Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Fund shares.

Currently, New York Life Investment Management is affiliated with two broker/dealers, NYLIFE Securities LLC and NYLIFE Distributors LLC (each an "Affiliated Broker" and collectively, the "Affiliated Brokers"), neither of which have institutional capacity to underwrite securities that would be purchased by, or effect portfolio transactions for, the New York Life Investments Group of Funds.

As permitted by Section 28(e) of the Exchange Act, the Manager or a Subadvisor may, subject to the restrictions of Markets in Financial Instruments Directive (“MiFID II”) as described below, cause a Fund to pay a broker/dealer, except the Affiliated Brokers, that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker/dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. No commission payments were made to Affiliated Brokers in the last three fiscal periods.

Under MiFID II, investment managers in the EU providing portfolio management services or investment advice on an independent basis will no longer be able to use soft dollars to pay for research as they must now unbundle payments for research from payments for trade execution to pay for research from brokers. As part of their portfolio management or independent investment advice activities, investment managers in the EU will be required to either pay for research out of their own profit or agree with clients to have research costs paid by clients through research payment accounts that are funded out of execution commissions or by a specific client research charge.

Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers, except the Affiliated Brokers, who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Funds. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions. Certain of the Funds may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Fund may select a broker or dealer to effect transactions for the Fund whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Funds.

In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another series of the New York Life Investments Group of Funds or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Fund and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Manager and Subadvisors believe that over time the Funds' ability to participate in volume transactions will produce better executions for the Funds.

The Management fees paid by the New York Life Investments Group of Funds, on behalf of each Fund, to the Manager and the Subadvisory fees that the Manager pays on behalf of certain Funds to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Fund's transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of

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value to the Manager and the Subadvisors in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Funds.

The table below shows information on brokerage commissions paid by each of the Funds for the three most recently completed fiscal years, all of which were paid to entities that are not affiliated with the Funds, the Manager or the Distributor.

Brokerage Commissions

	2025	2024	2023
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$756,633	$1,577,879	$1,135,046
NYLI CBRE Real Estate Fund	291,540	320,344	383,553
NYLI Conservative ETF Allocation Fund	35,259	23,115	17,917
NYLI Equity ETF Allocation Fund	66,599	36,157	21,976
NYLI Growth ETF Allocation Fund	93,800	55,901	36,520
NYLI MacKay Strategic Muni Allocation Fund	0	0	4,145
NYLI Moderate ETF Allocation Fund	107,337	66,469	47,520

	2025	2024	2023
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$62,995	$78,832	$65,550
NYLI Candriam Emerging Markets Equity Fund	144,896	126,343	76,016
NYLI Conservative Allocation Fund	68,815	3,394	0
NYLI Epoch Capital Growth Fund	64,349	53,096	45,151
NYLI Epoch Global Equity Yield Fund	284,740	192,228	463,265
NYLI Epoch International Choice Fund	263,254	239,819	160,219
NYLI Epoch U.S. Equity Yield Fund	180,999	156,158	241,196
NYLI Equity Allocation Fund	89,942	0	0
NYLI Fiera SMID Growth Fund	179,361	195,508	79,349
NYLI Floating Rate Fund	14	0	0
NYLI Growth Allocation Fund	164,149	550	0
NYLI MacKay Arizona Muni Fund	1,472	725	0
NYLI MacKay California Muni Fund	15,433	10,238	25,055
NYLI MacKay Colorado Muni Fund	1,300	460	0
NYLI MacKay High Yield Muni Bond Fund	76,990	162,044	237,368
NYLI MacKay New York Muni Fund	4,011	6,891	22,938
NYLI MacKay Oregon Muni Fund	1,541	552	0
NYLI MacKay Short Duration High Income Fund	54	134	60
NYLI MacKay Strategic Muni Allocation Fund	10,120	3,128	2,208
NYLI MacKay Total Return Bond Fund	26,322	23,223	25,685
NYLI MacKay Utah Muni Fund	874	0	0
NYLI Moderate Allocation Fund	146,675	4,066	0
NYLI PineStone Global Equity Fund	10,282	4,795	3,327
NYLI PineStone International Equity Fund	286,276	198,504	50,704
NYLI PineStone U.S. Equity Fund	28,062	62,940	19,938
NYLI S&P 500 Index Fund	11,091	24,408	19,337
NYLI Short Term Bond Fund	5,948	6,173	6,025
NYLI WMC Growth Fund	83,305	128,577	110,810
NYLI WMC International Research Equity Fund	222,574	149,751	110,476
NYLI WMC Small Companies Fund	279,965	307,248	385,470
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	3,198	2,230	4,486
NYLI Income Builder Fund	371,759	221,263	395,567
NYLI MacKay Convertible Fund	53,486	69,036	95,268
NYLI MacKay High Yield Corporate Bond Fund	1,449	2,765	297
NYLI MacKay Strategic Bond Fund	71,936	35,786	48,006
NYLI MacKay Tax Free Bond Fund	27,106	16,100	65,301
NYLI MacKay U.S. Infrastructure Bond Fund	4,538	4,418	4,643
NYLI Winslow Large Cap Growth Fund	3,648,208	3,271,028	3,802,290
NYLI WMC Enduring Capital Fund	18,708	16,322	17,656
NYLI WMC Value Fund	216,709	222,234	202,930

	2024	2023	2022
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Cushing MLP Premier Fund	$585,554	$570,202	$899,515

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Material differences in the dollar amount of brokerage commissions paid by certain Funds over the last three fiscal years resulted from increases or decreases in the volume of trading activity.

As of the most recent fiscal year end, the Funds held securities of the following broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

FUND	BROKER/DEALER	MARKET VALUE
Funds with fiscal year end April 30
None

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FUND	BROKER/DEALER	MARKET VALUE
Funds with fiscal year end October 31
NEW YORK LIFE INVESTMENTS FUNDS

NYLI Income Builder Fund	Barclays Capital, Inc.	1,908,862
	BMO Nesbitt Burns Securities Ltd.	1,293,692
	BNP Paribas Securities Corp.	2,524,027
	BofA Securities, Inc.	8,883,810
	Citigroup Global Markets Inc.	3,529,901
	Goldman Sachs & Co. LLC	1,528,021
	J.P. Morgan Securities LLC	12,141,058
	Jefferies LLC	262,362
	Morgan Stanley & Co. LLC	5,104,123
	Societe Generale	2,157,859
	UBS Securities LLC	4,120,060
	Wells Fargo Securities, LLC	2,405,103

NYLI MacKay Convertible Fund	BofA Securities, Inc.	15,222,792
	Morgan Stanley & Co. LLC	5,000,000
	Wells Fargo Securities, LLC	14,292,712

	Jane Street Execution Services, LLC	121,557,296
	Jefferies LLC	17,848,634

NYLI MacKay Strategic Bond Fund	Barclays Capital, Inc.	3,229,414
	BNP Paribas Securities Corp.	4,255,548
	BofA Securities, Inc.	2,485,456
	Citigroup Global Markets Inc.	7,869,851
	J.P. Morgan Securities LLC	9,277,559
	Morgan Stanley & Co. LLC	14,532,044
	Societe Generale	3,047,298
	UBS Securities LLC	7,390,503
	Wells Fargo Securities, LLC	13,449,776

NYLI Money Market Fund	BMO Nesbitt Burns Securities Ltd.	20,000,000
	BofA Securities, Inc.	85,000,000
	RBC Capital Markets, LLC	16,697,000
	TD SECURITIES (USA) LLC	20,000,000

NYLI WMC Value Fund	J.P. Morgan Securities LLC	38,365,141
	Morgan Stanley & Co. LLC	15,831,904
	Raymond James & Associates, Inc.	13,796,198

NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	Bank of New York Mellon Corp.	702,804
	Barclays Capital, Inc.	428,765
	BNP Paribas Securities Corp.	481,530
	BofA Securities, Inc.	3,224,936
	Citigroup Global Markets Inc.	1,561,995
	Goldman Sachs & Co. LLC	1,231,786
	J.P. Morgan Securities LLC	13,116,101
	Morgan Stanley & Co. LLC	5,876,298
	Raymond James & Associates, Inc.	3,910,581
	TD SECURITIES (USA) LLC	744,108
	UBS Securities LLC	1,122,279
	Wells Fargo Securities, LLC	1,336,614

NYLI Candriam Emerging Markets Equity Fund	ICICI Securities Limited	1,272,993

NYLI Epoch Global Equity Yield Fund	BofA Securities, Inc.	10,143,313
	J.P. Morgan Securities LLC	10,826,354

NYLI Epoch International Choice Fund	BNP Paribas Securities Corp.	4,337,891

143

FUND	BROKER/DEALER	MARKET VALUE
NYLI Epoch U.S. Equity Yield Fund	BofA Securities, Inc.	25,300,504
	J.P. Morgan Securities LLC	24,801,553
	Wells Fargo Securities, LLC	15,999,958

NYLI Equity Allocation Fund	J.P. Morgan Securities LLC	-10,864,277

NYLI Fiera SMID Growth Fund	Piper Sandler & Co.	2,595,903
	Stifel, Nicolaus & Company, Incorporated	7,677,817

NYLI Floating Rate Fund	Jane Street Execution Services, LLC	7,115,049

NYLI Growth Allocation Fund	J.P. Morgan Securities LLC	-11,935,651

NYLI MacKay Short Duration High Income Fund	Jane Street Execution Services, LLC	20,868,246
	Jefferies LLC	3,493,977

NYLI MacKay Total Return Bond Fund	Barclays Capital, Inc.	2,484,320
	BMO Nesbitt Burns Securities Ltd.	873,997
	BNP Paribas Securities Corp.	672,996
	BofA Securities, Inc.	701,037
	Citadel Securities LLC	464,676
	Citigroup Global Markets Inc.	1,442,415
	Goldman Sachs & Co. LLC	1,108,475
	J.P. Morgan Securities LLC	4,484,807
	Jefferies LLC	204,642
	Morgan Stanley & Co. LLC	3,107,690
	Societe Generale	1,485,263
	TD SECURITIES (USA) LLC	704,298
	UBS Securities LLC	3,420,628
	Wells Fargo Securities, LLC	4,664,921

NYLI Moderate Allocation Fund	J.P. Morgan Securities LLC	-3,373,017

NYLI S&P 500 Index Fund	Bank of New York Mellon Corp.	2,383,526
	BofA Securities, Inc.	11,405,482
	Citigroup Global Markets Inc.	5,835,505
	Fidelity Clearing Canada ULC (FCC)	1,022,702
	Goldman Sachs & Co. LLC	7,482,438
	J.P. Morgan Securities LLC	26,789,299
	Morgan Stanley & Co. LLC	6,230,524
	Raymond James & Associates, Inc.	881,729
	Wells Fargo Securities, LLC	8,724,222

NYLI Short Term Bond Fund	Bank of New York Mellon Corp.	304,582
	Barclays Capital, Inc.	1,259,734
	BofA Securities, Inc.	1,975,483
	Citigroup Global Markets Inc.	342,807
	Goldman Sachs & Co. LLC	940,928
	J.P. Morgan Securities LLC	1,367,159
	Morgan Stanley & Co. LLC	643,177
	TD SECURITIES (USA) LLC	592,283
	UBS Securities LLC	1,336,785
	Wells Fargo Securities, LLC	975,720

NYLI WMC Growth Fund	Goldman Sachs & Co. LLC	8,986,188

NYLI WMC International Research Equity Fund	Mizuho Securities USA LLC	1,778,545

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FUND	BROKER/DEALER	MARKET VALUE
	Societe Generale	1,883,057
	UBS Securities LLC	1,439,374

FUND	BROKER/DEALER	MARKET VALUE
Funds with fiscal year end November 30
None

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).

Because the Manager does not expect to reallocate the assets of the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds among the Underlying Funds and Underlying ETFs, respectively, on a frequent basis, the portfolio turnover rate for those Funds is expected to be lower in comparison to most mutual funds. However, the New York Life Investments Funds of Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds and Underlying ETFs, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Fund and Underlying ETF for which financial highlights are available are provided in the financial highlights section of the applicable prospectus.

SECURITIES LENDING

Pursuant to an agreement between the New York Life Investments Group of Funds and JPMorgan, the Funds may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Funds, JPMorgan administers the Funds' securities lending program. The services provided to the Funds by JPMorgan with respect to the Funds' securities lending activities include, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; and arranging for return of loaned securities to the Funds at loan termination; and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan. It is estimated that the following Funds earned income and incurred costs and expenses as a result of their securities lending activities and the receipt of related services:

SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES		ADMINISTRATIVE FEES		INDEMNIFICATION FEES	REBATES PAID TO BORROWERS		OTHER FEES	TOTAL COST	NET INCOME
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI CBRE Global Infrastructure Fund	$213,611	$21,383	$0	$	N/A	$	N/A	$0	$	N/A	$21,383	$192,229
NYLI CBRE Real Estate Fund	9,417	941	0		N/A		N/A	0		N/A	941	8,476
NYLI Conservative ETF Allocation Fund	20,672	2,038	0		N/A		N/A	0		N/A	2,038	18,634
NYLI Equity ETF Allocation Fund	18,245	1,826	0		N/A		N/A	0		N/A	1,826	16,419
NYLI Growth ETF Allocation Fund	27,884	2,768	0		N/A		N/A	0		N/A	2,768	25,116
NYLI Moderate ETF Allocation Fund	41,329	4,106	0		N/A		N/A	0		N/A	4,106	37,223
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SECURITIES LENDING	GROSS INCOME	REVENUE SPLIT	CASH COLLATERAL MANAGEMENT FEES		ADMINISTRATIVE FEES		INDEMNIFICATION FEES	REBATES PAID TO BORROWERS		OTHER FEES	TOTAL COST	NET INCOME
NEW YORK LIFE INVESTMENTS FUNDS
NYLI Candriam Emerging Markets Debt Fund	$13,620	$1,359	$0	$	N/A	$	N/A	$0	$	N/A	$1,359	$12,261
NYLI Income Builder Fund	86,791	8,693	0		N/A		N/A	0		N/A	8,693	78,098
NYLI MacKay Convertible Fund	171,666	17,275	0		N/A		N/A	0		N/A	17,275	154,391
NYLI MacKay High Yield Corporate Bond Fund	0	0	0		N/A		N/A	0		N/A	0	0
NYLI MacKay Strategic Bond Fund	157,490	15,701	0		N/A		N/A	0		N/A	15,701	141,789
NYLI MacKay U.S. Infrastructure Bond Fund	0	0	0		N/A		N/A	0		N/A	0	0
NYLI Winslow Large Cap Growth Fund	1,963	196	0		N/A		N/A	0		N/A	196	1,767
NYLI WMC Enduring Capital Fund	11,048	1,103	0		N/A		N/A	0		N/A	1,103	9,945
NYLI WMC Value Fund	48,467	4,853	0		N/A		N/A	0		N/A	4,853	43,614
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Balanced Fund	$48,794	$5,249	$0	$	N/A	$	N/A	$0	$	N/A	$5,249	$43,545
NYLI Candriam Emerging Markets Equity Fund	34,102	3,394	0		N/A		N/A	0		N/A	3,394	30,708
NYLI Epoch Capital Growth Fund	8,294	828	0		N/A		N/A	0		N/A	828	7,466
NYLI Epoch Global Equity Yield Fund	64,168	6,408	0		N/A		N/A	0		N/A	6,408	57,760
NYLI Epoch International Choice Fund	56,211	5,623	0		N/A		N/A	0		N/A	5,623	50,588
NYLI Epoch U.S. Equity Yield Fund	16,965	1,689	0		N/A		N/A	0		N/A	1,689	15,276
NYLI Fiera SMID Growth Fund	40,602	4,059	0		N/A		N/A	0		N/A	4,059	36,543
NYLI Floating Rate Fund	0	0	0		N/A		N/A	0		N/A	0	0
NYLI MacKay High Yield Muni Bond Fund	0	0	0		N/A		N/A	0		N/A	0	0
NYLI MacKay Short Duration High Income Fund	0	0	0		N/A		N/A	0		N/A	0	0
NYLI MacKay Total Return Bond Fund	57,016	5,694	0		N/A		N/A	0		N/A	5,694	51,322
NYLI PineStone Global Equity Fund	105	10	0		N/A		N/A	0		N/A	10	95
NYLI PineStone International Equity Fund	12,349	1,235	0		N/A		N/A	0		N/A	1,235	11,114
NYLI PineStone U.S. Equity Fund	1,253	125	0		N/A		N/A	0		N/A	125	1,128
NYLI S&P 500 Index Fund	7,544	752	0		N/A		N/A	0		N/A	752	6,792
NYLI Short Term Bond Fund	0	0	0		N/A		N/A	0		N/A	0	0
NYLI WMC Growth Fund	4,689	466	0		N/A		N/A	0		N/A	466	4,223
NYLI WMC International Research Equity Fund	63,284	6,326	0		N/A		N/A	0		N/A	6,326	56,958
NYLI WMC Small Companies Fund	184,186	18,463	0		N/A		N/A	0		N/A	18,463	165,723

During the most recent fiscal year end, none of the other Funds covered in this SAI engaged in securities lending activities and, as a result, did not earn income or incur costs or expenses associated with such activities.

HOW PORTFOLIO SECURITIES ARE VALUED

Portfolio securities of the NYLI Money Market Fund are valued at their amortized cost (in accordance with the New York Life Investments Group of Funds Rule 2a-7 Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value,

146

as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company that uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the NYLI Money Market Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the NYLI Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Board has also established procedures designed to stabilize, to the extent reasonably possible, the NYLI Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the NYLI Money Market Fund's portfolio by the Board, at such intervals as they deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

The extent of deviation between the NYLI Money Market Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Board. If such deviation exceeds one-half of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a NAV per share by using available market quotations or equivalents. In addition, in an effort to stabilize the NAV per share at $1.00, the Board has the authority to, among other things, (1) reduce or increase the number of shares outstanding on a pro rata basis (such as through a reverse stock split), and (2) to offset each shareholder's pro rata portion of the deviation between the NAV per share and $1.00 from the shareholder's accrued dividend account or from future dividends. In each case, measures taken by the Board in an effort to stabilize the NAV per share at $1.00 are subject to applicable law and the provisions of the New York Life Investments Group of Funds’ organizational documents.

The Board designated the Manager as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Manager the responsibility for making fair value determinations with respect to the Funds' portfolio securities. Under the general oversight of the Board, the Manager, with the assistance of the Subadvisors, will monitor the valuations used by each Fund, the adequacy and the reliability of the sources used to obtain prices and the application of the procedures.

The Funds' valuation procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds' investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. Neither the description of the Funds' valuation procedures in the Prospectuses and the shareholder reports, nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectuses, the shareholder reports and below may not represent the specific means by which a Fund's investments are valued on any particular business day.

Portfolio securities of each of the other Funds are valued:

1. By appraising common and preferred stocks that are traded on the NYSE or other exchanges and the National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price as provided by a recognized pricing agent selected by a Fund's Manager or Subadvisor. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

2. By appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3. By appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Fund's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

4. By appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by the Manager, in consultation with a Fund's Subadvisor, if any, if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the close of the New York Stock Exchange;

5. By appraising short-term debt securities with a remaining maturity of 60 days or less using the amortized cost method of valuation when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors;

6. By appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

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7. By appraising OTC options at the price obtained from the appropriate option pricing model on Bloomberg or other comparable service as established by the Manager;

8. By appraising forward foreign currency exchange contracts held by the Funds at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations;

9. By appraising swaps at a price provided daily by an independent pricing source or if an independent pricing source is not available, they will be valued by the Manager using market-based prices provided by independent pricing sources or broker-dealer bid quotations. Centrally cleared swaps will be valued using prices determined by the relevant exchange, if applicable;

10. Securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Board; and

11. Investments in mutual funds are valued at their NAV at the close of business each day.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Funds reserve the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a NAV as of, the normally scheduled close of regular trading on NYSE for that day, so long as New York Life Investment Management believes there remains an adequate market to meet purchase and redemption orders for that day. A Fund reserves the right to close, and therefore not accept purchase and redemption orders or calculate a NAV for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as additional holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase or redemption requests on such day. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Fund reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a NAV as of such earlier closing time.

Floating rate loans are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an OTC secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. Typically floating rate loans (and other debt obligations, such as collateralized debt obligations and collateralized loan obligations) are valued using information provided by an independent third party pricing agent.

With respect to prices supplied by a pricing agent, these prices are generally based on, among other things, as applicable, benchmark yields, observed transactions, bids, offers, quotations from dealers and electronic trading platforms, the new issue market, credit, interest rate and liquidity conditions, spreads and other observations for the specific security and comparable securities. Prior to utilizing a new pricing agent that provides prices for portfolio securities, the Manager will review the valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices. On an ongoing basis, the Manager, with the assistance of the Subadvisors, reviews the process used by each pricing agent, including the pricing agent’s valuation methodologies, assumptions, inputs and tools employed by the pricing agent to determine their evaluated prices, the frequency of updating its prices, the controls at the pricing agent to ensure that its procedures are followed, and the documentation setting forth any matrix pricing or other analytical processes used to derive prices. In situations where a pricing agent cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, such security is fair valued by the Manager in accordance with policies established by the Board.

Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be fair valued at the mean between the closing bid price and asked price. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in a Fund's calculation of its NAV. The Manager, with the assistance of the Subadvisor, if any, will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the Manager will determine the fair value of the security in accordance with fair valuation procedures established by the Board.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be maintained on the books of account, and will be charged with the liabilities in respect to such Fund and with

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a share of the general liabilities of New York Life Investments Funds and New York Life Investments Funds Trust, respectively. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the NAV of such fund(s) or class(es) will be calculated as of December 31.

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by NYLIM Service Company. Whenever certain transactions take place in a Fund (other than the NYLI Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders of the NYLI Money Market Fund will be sent a monthly statement for each month in which a transaction occurs.

SHAREHOLDER TRANSACTIONS

NYLIM Service Company may accept requests in writing or telephonically from at least one of the owners of a Shareholder Investment Account for the following account transactions and/or maintenance:

• Dividend and capital gain changes (including moving dividends between account registrations);

• Address changes;

• Certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination);

• Exchange requests between identical registrations;

• Redemptions via check of $100,000 or less to the address of record only; and

• Redemptions via ACH of $100,000 or less, or by wire to a bank previously established on an account.

Other transactions may require a Medallion Signature Guarantee. See the Prospectuses for more information.

In addition, NYLIM Service Company may accept requests from at least one of the owners of a Shareholder Investment Account through the Funds' internet website for account transactions and/or maintenance involving address changes, certain Systematic Investment Plan and Systematic Withdrawal Plan changes (including increasing or decreasing amounts and plan termination), for redemptions by wire of amounts less than $250,000, and for redemptions by ACH of amounts $100,000 or less.

With regard to address changes received from third-parties, the Funds may accept address changes supplied by the United States Postal Service via the National Change of Address Program. On accounts where NYLIFE Securities LLC is the dealer of record, the Funds may accept address changes received by New York Life. Confirmation of address changes will be sent to the new address as well as the former address of record.

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

How To Purchase Shares Of The Funds

By Mail

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's registered representative or directly to the New York Life Investments Group of Funds. Information regarding purchasing Fund shares by mail may be found in the Prospectuses.

By Wire

An investor may open an account and invest by wire by having his or her registered representative telephone NYLIM Service Company between 8:30 am and 5:00 pm, Eastern time, to obtain an account number and instructions. Additionally, information regarding wiring instructions may be found in the Prospectuses.

Additional Investments

Additional investments in a Fund may be made at any time by mail, by wire, or electronically. Instructions on purchasing additional Fund shares may be found in the Prospectuses.

The Funds' officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases through certain qualified retirement plans; purchases by current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, agents or former employees (and immediate family members); through financial services firms that have entered into an agreement with the Funds or the Distributor; New York Life employee and agent investment plans; investments resulting from distributions by other New York Life products and products of the Distributor; and purchases by certain individual participants.

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Systematic Investment Plans

Investors whose bank is a member of the ACH may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling NYLIM Service Company, toll free at 800-624-6782 (between 8:30 am and 5:00 pm, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit from an account designated by the shareholder on an application form. The initial investment and subsequent investments must be in accordance with the amounts stated in the Prospectuses. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

Other Information

The Funds reserve the right to redeem shares of any shareholder who has failed to provide a certified Taxpayer Identification Number or such other tax-related certifications as the Fund may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer Identification Number (or such other information as the Fund has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

Initial Sales Charge Alternative on Class A Shares, Class A2 Shares, Class Z Shares and Investor Class Shares

The sales charge on Class A shares, Class A2 shares, Class Z shares and Investor Class shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in a Fund is set forth in the Prospectuses.

Although an investor in Class A, Class A2, Investor Class or Class Z shares will not pay an initial sales charge on investments of $1,000,000 or more ($250,000 or more with respect to NYLI Balanced Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Floating Rate Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Utah Muni Fund, NYLI MacKay U.S. Infrastructure Bond Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund and NYLI Short Term Bond Fund), the Distributor, from its own resources, may pay a commission to financial intermediary firms on such investments. See "Purchases at Net Asset Value" below for more information.

The Distributor may allow the full sales charge to be retained by financial intermediary firms. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to financial intermediary firms that sell Fund shares. A financial intermediary firm that receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

Offering Price

The sales charge applicable to an investment in Class A, Class A2, Class Z and Investor Class shares of the following Funds is shown in the tables below as a percentage of the offering price per share (the maximum initial sales charge). Based on the NAV of each Fund as of its most recent fiscal year end, the tables also show the sales charge as a percentage of the NAV.

Class A Shares

Fund with a maximum sales charge of 1.00%	Sales charge as a % of NAV
NYLI MacKay Short Term Muni Fund	0.97%
NYLI Short Term Bond Fund	0.98%
Fund with a maximum sales charge of 1.50%	Sales charge as a % of NAV
NYLI S&P 500 Index Fund	1.52%
Funds with a maximum sales charge of 3.00%	Sales charge as a % of NAV
NYLI Balanced Fund	3.10%
NYLI Conservative Allocation Fund	3.09%
NYLI Conservative ETF Allocation Fund	3.13%
NYLI Equity Allocation Fund	3.07%
NYLI Equity ETF Allocation Fund	3.11%
NYLI Floating Rate Fund	3.09%
NYLI Growth Allocation Fund	3.11%

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NYLI Growth ETF Allocation Fund	3.10%
NYLI Income Builder Fund	3.09%
NYLI MacKay California Muni Fund	3.12%
NYLI MacKay High Yield Muni Bond Fund	3.06%
NYLI MacKay New York Muni Fund	3.13%
NYLI MacKay Short Duration High Income Fund	3.06%
NYLI MacKay Strategic Muni Allocation Fund	3.14%
NYLI MacKay Tax Free Bond Fund	3.10%
NYLI MacKay U.S. Infrastructure Bond Fund	3.13%
NYLI Moderate Allocation Fund	3.10%
NYLI Moderate ETF Allocation Fund	3.07%
Funds with a maximum sales charge of 4.50%
NYLI Candriam Emerging Markets Debt Fund	4.76%
NYLI MacKay High Yield Corporate Bond Fund	4.80%
NYLI MacKay Strategic Bond Fund	4.77%
NYLI MacKay Total Return Bond Fund	4.74%
Funds with a maximum sales charge of 5.50%
NYLI Candriam Emerging Markets Equity Fund	5.79%
NYLI CBRE Global Infrastructure Fund	5.80%
NYLI CBRE Real Estate Fund	5.83%
NYLI Cushing MLP Premier Fund	5.86%
NYLI Epoch Capital Growth Fund	5.83%
NYLI Epoch Global Equity Yield Fund	5.81%
NYLI Epoch International Choice Fund	5.82%
NYLI Epoch U.S. Equity Yield Fund	5.84%
NYLI Fiera SMID Growth Fund	5.82%
NYLI MacKay Convertible Fund	5.81%
NYLI PineStone Global Equity Fund	5.82%
NYLI PineStone International Equity Fund	5.83%
NYLI PineStone U.S. Equity Fund	5.82%
NYLI Winslow Large Cap Growth Fund	5.78%
NYLI WMC Enduring Capital Fund	5.81%
NYLI WMC Growth Fund	5.82%
NYLI WMC International Research Equity Fund	5.80%
NYLI WMC Small Companies Fund	5.84%
NYLI WMC Value Fund	5.83%

Set forth below are examples of the method of computing the offering price of the Class A shares of these Funds. The following example assumes a purchase of Class A shares of the NYLI MacKay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the NYLI MacKay Convertible Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 5.50% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 5.50% of offering price (5.81% of NAV per share) Class A Per Share Offering Price to the Public	$21.00 $1.22 $22.22

The following example assumes a purchase of Class A shares of the NYLI MacKay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the NYLI MacKay High Yield Corporate Bond Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 4.50% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 4.50% of offering price (4.80% of NAV per share) Class A Per Share Offering Price to the Public	$5.21 $0.25 $5.46

The following example assumes a purchase of Class A shares of the NYLI MacKay Short Duration High Income Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the NYLI MacKay Short Duration High Income Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 3.00% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 3.00% of offering price (3.06% of NAV per share) Class A Per Share Offering Price to the Public	$9.49 $0.29 $9.78

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The following example assumes a purchase of Class A shares of the NYLI Short Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Class A shares of the NYLI Short Term Bond Fund at most recent fiscal year end. The offering price of shares of the other listed Fund with a maximum sales charge of 1.00% can be calculated using the same method.

NAV per Class A Share at most recent fiscal year end Per Share Sales Charge – 1.00% of offering price (0.98% of NAV per share) Class A Per Share Offering Price to the Public	$9.16 $0.09 $9.25

Class A2 Shares

The sales charge applicable to an investment in Class A2 shares of the NYLI MacKay Short Term Muni Fund will be 2.00% of the offering price per share. Based on the NAV of the NYLI MacKay Short Term Muni Fund as of its most recent fiscal year end, the sales charge as a percentage of the NAV will be 2.04% for Class A2 shares.

Investor Class Shares

Fund with a maximum sales charge of 0.50%	Sales charge as a % of NAV
NYLI MacKay Short Term Muni Fund	0.53%
NYLI Short Term Bond Fund	0.54%
Fund with a maximum sales charge of 1.00%	Sales charge as a % of NAV
NYLI S&P 500 Index Fund	1.01%
Funds with a maximum sales charge of 2.50%	Sales charge as a % of NAV
NYLI Balanced Fund	2.56%
NYLI Conservative Allocation Fund	2.54%
NYLI Equity Allocation Fund	2.58%
NYLI Floating Rate Fund	2.52%
NYLI Growth Allocation Fund	2.57%
NYLI Income Builder Fund	2.56%
NYLI MacKay California Muni Fund	2.60%
NYLI MacKay High Yield Muni Bond Fund	2.55%
NYLI MacKay New York Muni Fund	2.61%
NYLI MacKay Short Duration High Income Fund	2.53%
NYLI MacKay Strategic Muni Allocation Fund	2.51%
NYLI MacKay Tax Free Bond Fund	2.55%
NYLI MacKay U.S. Infrastructure Bond Fund	2.60%
NYLI Moderate Allocation Fund	2.56%
Funds with a maximum sales charge of 4.00%
NYLI Candriam Emerging Markets Debt Fund	4.21%
NYLI MacKay High Yield Corporate Bond Fund	4.18%
NYLI MacKay Strategic Bond Fund	4.15%
NYLI MacKay Total Return Bond Fund	4.20%
Funds with a maximum sales charge of 5.00%
NYLI Candriam Emerging Markets Equity Fund	5.29%
NYLI CBRE Global Infrastructure Fund	5.26%
NYLI CBRE Real Estate Fund	5.23%
NYLI Cushing MLP Premier Fund	5.29%
NYLI Epoch Capital Growth Fund	5.29%
NYLI Epoch Global Equity Yield Fund	5.28%
NYLI Epoch International Choice Fund	5.26%
NYLI Epoch U.S. Equity Yield Fund	5.26%
NYLI MacKay Convertible Fund	5.24%
NYLI Winslow Large Cap Growth Fund	5.28%
NYLI WMC Enduring Capital Fund	5.25%
NYLI WMC Growth Fund	5.27%
NYLI WMC International Research Equity Fund	5.24%
NYLI WMC Small Companies Fund	5.24%
NYLI WMC Value Fund	5.27%

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Set forth below are examples of the method of computing the offering price of the Investor Class shares of these Funds. The following example assumes a purchase of Investor Class shares of the NYLI MacKay Convertible Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the NYLI MacKay Convertible Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 5.00% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 5.00% of offering price (5.24% of NAV per share) Investor Class Per Share Offering Price to the Public	$20.99 $1.10 $22.09

The following example assumes a purchase of Investor Class shares of the NYLI MacKay High Yield Corporate Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the NYLI MacKay High Yield Corporate Bond Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 4.00% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 4.00% of offering price (4.18% of NAV per share) Investor Class Per Share Offering Price to the Public	$5.26 $0.22 $5.48

The following example assumes a purchase of Investor Class shares of the NYLI MacKay Short Duration High Income Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the NYLI MacKay Short Duration High Income Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 2.50% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 2.50% of offering price (2.53% of NAV per share) Investor Class Per Share Offering Price to the Public	$9.49 $0.24 $9.73

The following example assumes a purchase of Investor Class shares of the NYLI Short Term Bond Fund aggregating less than $100,000 at a price based upon the NAV of the Investor Class shares of the NYLI Short Term Bond Fund at most recent fiscal year end. The offering price of shares of the other listed Fund with a maximum sales charge of 0.50% can be calculated using the same method.

NAV per Investor Class Share at most recent fiscal year end Per Share Sales Charge – 0.50% of offering price 0.54% of NAV per share) Investor Class Per Share Offering Price to the Public	$9.23 $0.05 $9.28

Class Z Shares

Funds with a maximum sales charge of 3.00%	Sales charge as a % of NAV
NYLI MacKay Arizona Muni Fund	3.06%
NYLI MacKay Colorado Muni Fund	3.08%
NYLI MacKay Oregon Muni Fund	3.11%
NYLI MacKay Utah Muni Fund	3.10%

The following example assumes a purchase of Class Z shares of the NYLI MacKay Arizona Muni Fund aggregating less than $100,000 at a price based upon the NAV of the Class Z shares of the NYLI MacKay Arizona Muni Fund at most recent fiscal year end. The offering price of shares of each of the other listed Funds with a maximum sales charge of 3.00% can be calculated using the same method.

NAV per Class Z Share at most recent fiscal year end Per Share Sales Charge – 3.00% of offering price (3.06% of NAV per share) Class Z Per Share Offering Price to the Public	$9.81 $0.30 $10.11
PURCHASES AT NET ASSET VALUE

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its current and former Trustees; New York Life and its subsidiaries and their employees, officers, directors, or agents or former employees (and immediate family members); individuals and other types of accounts purchasing through "wrap fee" or other programs sponsored by a financial intermediary firm; employees (and immediate family members) of CBRE Investment Management Listed Real Assets LLC, Cushing Asset Management, LP, Epoch Investment Partners, Inc. and Winslow Capital Management, LLC, respectively; any employee or registered representative of an authorized financial intermediary firm (and

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immediate family members); any employee of SS&C GIDS, Inc. (“SS&C”) that is assigned to the Fund; and certain additional purchases for grandfathered accounts. Individuals and other types of accounts may purchase Class A2 shares at NAV, without payment of any sales charge, if exchanged for Class A shares of the same Fund through a financial intermediary's share class conversion program. Class A shares or Investor Class shares may be purchased without an initial sales load by qualified tuition programs operating under Section 529 of the Internal Revenue Code.

Class I shares and Class R6 shares of the Funds are sold at NAV.

Class I shares may be purchased by:

(i) existing Class I shareholders;

(ii) individuals investing directly with NYLIM Service Company at least $1 million in a Fund;

(iii) institutional investors;

(iv) current Portfolio Managers of the Funds;

(v) current employees of the Subadvisors and the subadvisors to series of the New York Life Investments Group of Funds; and

(vi) existing and retired New York Life Investments Group of Funds Trustees and Officers.

Please note that certain financial intermediary firms, investment platforms or investment accounts may not offer Class I shares for initial or subsequent purchases. Therefore, if an investor moves to a different financial intermediary or the policies of the investor’s current financial intermediary change the investor may not be able to hold and/or purchase Class I shares of any fund in the New York Life Investments Group of Funds or may be subject to additional investment minimums or other restrictions. Alternatively, the investor may maintain an account directly with NYLIM Service Company in order to continue to hold and purchase Class I shares.

For purposes of Class I share eligibility, the term "institutional investors" includes, but is not limited to:

(i) individuals purchasing through certain "wrap fee" or other programs sponsored by a financial intermediary firm (such as a broker/dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC or its affiliates;

(ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms;

(iii) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts having a service arrangement with the Distributor or its affiliates;

(iv) certain financial institutions, endowments, foundations or corporations having a service arrangement with the Distributor or its affiliates;

(iv) certain investment advisers, dealers or registered investment companies (including the New York Life Investments Asset Allocation Funds and New York Life Investments ETF Asset Allocation Funds) purchasing for their own account or for the account of other institutional investors;

(v) investors who held separately managed institutional accounts with Epoch Investment Partners, Inc. that transition their assets from those separately managed institutional accounts to a New York Life Investments mutual fund account; and

(vii) certain qualified tuition programs operating under Section 529 of the Internal Revenue Code pursuant to an agreement with the Distributor or its affiliates.

You pay no initial sales charge or CDSC on an investment in Class R1, Class R2, Class R3, Class R6 or SIMPLE Class shares. Class R1, Class R2 and Class R3 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with the Distributor, including: Section 401(a) and 457 plans, certain Section 403(b)(7) TSA plans, Section 401(k), profit sharing, money purchase pension, Keogh and defined benefit plans; and non-qualified deferred compensation plans. Class R6 shares are generally available only to certain retirement plans, including Section 401(a) and 457 plans, certain 403(b)(7) TSA plans, 401(k), profit sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that the plan trades on an omnibus level. Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are generally not available to retail accounts. SIMPLE Class shares are generally available only to SIMPLE IRA Plan accounts invested in a Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund).

Although an investor will not pay a front-end sales charge on Class I share, Class A share, Class A2 share, Investor Class or Class Z share investments of $1,000,000 or more ($250,000 or more with respect to NYLI Balanced Fund, NYLI Conservative Allocation Fund, NYLI Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Floating Rate Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Income Builder Fund, NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund, NYLI Short Term Bond Fund and NYLI MacKay U.S. Infrastructure Bond Fund), the Distributor, from its own resources, may pay commissions to financial intermediary firms on such investments. The Distributor, from its own resources, may pay a fee based on the value of Class I shares of certain Funds, at the time of sale and/or annually on Class I shares held, to financial intermediary firms with which the Distributor has a sales or service arrangement.

With respect to Class A, Class A2, Investor Class and Class Z share investments of $1,000,000 or more in a New York Life Investments Fund, other than the NYLI Money Market Fund, $250,000 or more with respect to NYLI Balanced Fund, NYLI Conservative Allocation Fund, NYLI

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Conservative ETF Allocation Fund, NYLI Equity Allocation Fund, NYLI Equity ETF Allocation Fund, NYLI Floating Rate Fund, NYLI Growth Allocation Fund, NYLI Growth ETF Allocation Fund, NYLI Income Builder Fund, NYLI MacKay Arizona Muni Fund. NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Duration High Income Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI MacKay Utah Muni Fund, NYLI Moderate Allocation Fund, NYLI Moderate ETF Allocation Fund, NYLI Short Term Bond Fund and NYLI MacKay U.S. Infrastructure Bond Fund, the dealer may receive a commission of up to:

FUND	COMMISSION

NYLI Candriam Emerging Markets Debt Fund
NYLI Candriam Emerging Markets Equity Fund
NYLI CBRE Global Infrastructure Fund
NYLI CBRE Real Estate Fund
NYLI Cushing MLP Premier Fund
NYLI Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund

NYLI Fiera SMID Growth Fund
NYLI MacKay Convertible Fund
NYLI MacKay High Yield Corporate Bond Fund
NYLI MacKay Strategic Bond Fund
NYLI MacKay Total Return Bond Fund

NYLI PineStone Global Equity Fund

NYLI PineStone International Equity Fund

NYLI PineStone U.S. Equity Fund
NYLI Winslow Large Cap Growth Fund
NYLI WMC Enduring Capital Fund
NYLI WMC Growth Fund
NYLI WMC International Research Equity Fund
NYLI WMC Small Companies Fund
NYLI WMC Value Fund

1.00% for $1,000,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more

NYLI Balanced Fund
NYLI Conservative Allocation Fund
NYLI Equity Allocation Fund
NYLI Floating Rate Fund
NYLI Growth Allocation Fund
NYLI Income Builder Fund
NYLI MacKay Arizona Muni Fund
NYLI MacKay California Muni Fund
NYLI MacKay Colorado Muni Fund
NYLI MacKay High Yield Muni Bond Fund
NYLI MacKay New York Muni Fund
NYLI MacKay Oregon Muni Fund
NYLI MacKay Short Duration High Income Fund
NYLI MacKay Strategic Muni Allocation Fund
NYLI MacKay Tax Free Bond Fund
NYLI MacKay Utah Muni Fund
NYLI MacKay U.S. Infrastructure Bond Fund
NYLI Moderate Allocation Fund

1.00% for $250,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more
NYLI S&P 500 Index Fund	0.50% for $1,000,000 to $2,999,999 0.25% for $3,000,000 to $4,999,999 0.20% for $5,000,000 or more
NYLI Conservative ETF Allocation Fund NYLI Equity ETF Allocation Fund NYLI Growth ETF Allocation Fund NYLI MacKay Short Term Muni Fund NYLI Moderate ETF Allocation Fund NYLI Short Term Bond Fund	0.50%

Commission rates are reset 365 days after each purchase that was not previously subject to a front-end sales charge. Such commissions will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

Class Z shares may only be purchased by existing holders of Class Z shares of NYLI MacKay Arizona Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Utah Muni Fund.

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REDUCED SALES CHARGES ON CLASS A, CLASS A2 AND INVESTOR CLASS SHARES

Right of Accumulation

Under a Right of Accumulation, purchases of one or more Funds by a "Qualified Purchaser" will be aggregated for purposes of computing the sales charge. "Qualified Purchaser" includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than individual retirement account ("IRA") plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

"Spouse," with respect to a Right of Accumulation and Letter of Intent, is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Special Incentive Compensation Arrangements

The Distributor may enter into special incentive compensation arrangements with financial intermediary firms that have sold a minimum dollar amount of fund shares in accordance with regulatory requirements, including the SEC’s Regulation Best Interest. Such incentives may take the form of providing reimbursement for administrative expenses, including ticket charges. None of these payments will change the price an investor pays for shares. In its sole discretion, the Distributor may discontinue these arrangements at any time.

Letter Of Intent ("LOI")

Qualified Purchasers, as defined above, may obtain reduced sales charges by signing an LOI. The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount to be invested during a 24-month period. For more information, call your registered representative or New York Life Investments, at 800-624-6782.

On the initial purchase, if required (or, on subsequent purchases if necessary), 5.00% of the dollar amount specified in the LOI will be held in escrow by NYLIM Service Company in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, NYLIM Service Company will notify the shareholder prior to the expiration of the LOI that the total purchases toward the LOI were not met and will state the amount that needs to be invested in order to meet the dollar amount specified by the LOI. If not remitted within 20 days after the written request, NYLIM Service Company will redeem shares purchased to adjust the share balance to reflect the correct sales charge for each purchase based on the total amount invested during the LOI period.

Contingent Deferred Sales Charge, Class A, Class A2 and Investor Class Shares

Class A, Class A2 and Investor Class shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class A, Class A2 and Investor Class shares redeemed outside of the period specified in the applicable Prospectus. Class A, Class A2 or Investor Class shares of a Fund that are purchased without an initial front-end sales charge may be exchanged for Class A or Investor Class shares of another New York Life Investments Fund without the imposition of a CDSC, although, upon redemption, CDSCs may apply to the Class A or Investor Class shares that were acquired through an exchange if such shares are redeemed within the period specified in the applicable Prospectus. The CDSC will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) an initial front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within the period specified in the applicable Prospectus.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Contingent Deferred Sales Charge, Class C and Class C2 Shares

A CDSC of 1.00% of the NAV of Class C and Class C2 shares will be imposed on redemptions of Class C and Class C2 shares of the Funds at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class C or Class C2 account in any Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class C or Class C2 shares in that Fund during the preceding one year (18 months with respect to Class C shares of NYLI MacKay Short Duration High Income Fund purchased prior to August 6, 2024).

Class C or Class C2 shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (i) capital appreciation of Fund assets; (ii) reinvestment of dividends or capital gains distributions; or (iii) Class C or Class C2 shares redeemed more than one year after their purchase. Class C or Class C2 shares of a Fund may be exchanged for Class C or Class C2 shares of another New York Life Investments Fund without the imposition of a CDSC, although, upon redemption, CDSC may apply to the Class C or Class C2 shares that were acquired through an exchange if such shares are redeemed within one year of the date of the initial purchase.

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Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C or Class C2 shares, such as the payment of compensation to selected dealers and agents. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell the Class C or Class C2 shares without a sales charge being deducted at the time of purchase.

For federal income tax purposes, the amount of the CDSC generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

Purchases and Redemptions – Additional Information

In times of very large economic or market changes, redemptions may be difficult to implement by telephone.

Certain Funds have entered into a committed line of credit with JPMorgan Chase Bank, N.A. as agent, and various other lenders from whom a Fund may borrow in order to honor redemptions. The credit facility is expected to be utilized in periods when a Fund experiences unusually large redemption requests. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

Purchases In-Kind

The value of securities being contributed in-kind must be at least equal to the greater of: (i) 1% of the assets of the Fund immediately prior to the in-kind purchase; or (ii) $1,000,000. This requirement may be waived if the Manager feels that the proposed transaction is in the best interest of the Fund. Securities received by a Fund in connection with an in-kind purchase will be valued in accordance with the Fund's valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order.

In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming New York Life Investments Fund must have the same procedures for determining their NAVs, and the Fund and the redeeming New York Life Investments Fund must ascribe the same value to the securities.

With respect to in-kind purchases by unaffiliated clients of the Manager through accounts separately managed by the Manager that are not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the purchase request must be in writing and the purchase be made in accordance with Rule 17a-7 under the 1940 Act, except for that rule's requirement that purchases must be made for no consideration other than cash.

Purchases made by affiliates of the Fund or the Manager through accounts separately managed by the Manager that are not subject to ERISA must meet additional standards. Among other requirements, such transactions must comply with Rule 17a-7 under the 1940 Act, the redemption must be effected simultaneously with the purchase, the redeeming account and the Fund must have the same procedures for determining their NAVs (or the Fund's procedures must be used), the Manager must bear all the costs associated with the in-kind purchase.

With respect to purchases by investors that are not affiliates of the Fund and do not seek to make the purchase through an account separately managed by the Manager, the securities must have a value that is readily ascertainable as evidenced, for example, by a listing on a bona fide domestic or foreign exchange.

The investor must call 800-624-6782 before attempting to purchase shares in-kind. The Funds reserve the right to amend or terminate this practice at any time.

Redemptions In-Kind

The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. If requested by a shareholder, a Fund may redeem shares of the Fund solely by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The Funds reserve the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the applicable Fund's portfolio, consistent with the Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and would be subject to market and other risks before sale. If a shareholder receives a distribution in-kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Under current rules governing money market funds, the NYLI Money Market Fund may suspend redemptions pursuant to Rule 2a-7 (as described in the Prospectus) and as part of a liquidation of the Fund. The Fund may suspend redemptions if (i) (a) the Fund (at the end of a business day) has invested less than ten percent of its total assets in “weekly liquid assets” or (b) the Fund’s price per share, as computed for the purpose of distribution, redemption and repurchase (rounded to the nearest one percent), has deviated from the stable price established by the Board or the Board, including a majority of the Independent Trustees, determines that such a deviation is likely to occur and (ii) the Board, including a majority of the Independent Trustees, irrevocably has approved the liquidation of the Fund. The Fund must first notify the SEC of a suspension of redemptions in connection with its liquidation.

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Exchange Privileges

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

An exchange may be made by either of the following methods: (1) writing the Transfer Agent via regular mail at The New York Life Investments Funds, P.O. Box 219003, Kansas City, Missouri 64121-9000; (2) writing the Transfer Agent via overnight mail at New York Life Investments Funds, 430 West 7th Street, Suite 219003, Kansas City, Missouri 64105-1407; (3) calling the Transfer Agent at 800-624-6782 (8:30 am to 5:00 pm Eastern time); (4) contacting your broker/dealer to facilitate the exchange request; (5) calling the New York Life Investments Audio Response System at 800-624-6782; or (6) by accessing your account via nylim.com/accounts.

Generally, shares of a Fund that are subject to a CDSC may be exchanged for the same class of shares of another New York Life Investments Fund at the NAV next determined following receipt of a properly executed exchange request, without the payment of a CDSC; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another New York Life Investments Fund. For purposes of determining the length of time a shareholder owned shares prior to redemption or repurchase in order to determine the applicable CDSC, if any, shares will be deemed to have been held from the date of original purchase of the shares (except as described below) and the applicable CDSC will be assessed when the shares are redeemed. However, if shares of a Fund that are subject to a CDSC are exchanged into shares of the NYLI Money Market Fund, the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class C and Class C2 shares, as applicable, as described below under "Conversion Privileges") stops until the shares are exchanged back into shares of another New York Life Investments Fund that are subject to a CDSC. This means that exchanging shares that are subject to a CDSC into shares of the NYLI Money Market Fund extends the holding period for purposes of determining the CDSC (and conversion into Class A shares or Investor Class shares with respect to Class C and Class C2 shares, as applicable, as described below under "Conversion Privileges") for the amount of time that you hold those shares of the NYLI Money Market Fund.

If a shareholder exchanges shares of a New York Life Investments Fund subject to a CDSC for shares of the NYLI Money Market Fund and then redeems those shares, the CDSC will be assessed when the shares are redeemed even though the NYLI Money Market Fund does not otherwise assess a CDSC on redemptions. Shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, may be subject to the CDSC when ultimately redeemed without purchasing shares of another New York Life Investments Fund.

Where a shareholder seeks to exchange Class A shares or Investor Class shares of the NYLI Money Market Fund for Class A shares or Investor Class shares of another New York Life Investments Fund that are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange unless the shareholder has previously paid a sales charge with respect to such shares.

In times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling NYLIM Service Company to make a telephone exchange, shareholders should have their account number and Social Security or Taxpayer identification number available. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer identification number. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer identification number only if the exchange request is in writing and is received in "good order." If the financial intermediary firm permits, the financial advisor of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges. There will be no exchanges during any period in which the right of exchange is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or the SEC deems an emergency to exist.

The exchange privilege may be modified or withdrawn at any time upon prior notice.

Redemption by Check

The NYLI Money Market Fund and State Street each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the NYLI Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of State Street pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by State Street upon request when a shareholder establishes checkwriting privileges.

CONVERSION PRIVILEGES

Automatic Conversions Between Share Classes of the Same Fund

A shareholder's Investor Class, Class C, Class C2 and SIMPLE Class shares, as applicable, may be subject to automatic conversions between share classes as described in the Prospectuses.

Although the Funds expect that an automatic conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult a tax adviser with respect to the tax treatment of investments in a Fund. The Funds reserve the right to modify or eliminate this automatic share class conversion feature.

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Class A shares received by holders of Class P shares of certain Epoch Funds in connection with the Epoch Fund Reorganizations, or shares obtained through an exchange of those Class A shares or any subsequent purchase will not be subject to the automatic conversion feature described in the Prospectuses.

TAX-DEFERRED RETIREMENT PLANS

Cash or Deferred Profit Sharing Plans Under Section 401(k) for Corporations and Self-Employed Individuals

Shares of a Fund may be purchased as an investment under profit sharing, pension and other tax-qualified retirement plans, including a cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Internal Revenue Code (a "401(k) plan") that are adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. Shares of a Fund may also be used as funding vehicles for tax qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. The Distributor does not sponsor or administer such tax-qualified plans at this time. Certain Funds may not be available for your plan. Please check with your plan administrator. The below disclosure does not describe the tax consequences of investing in any of the Funds using the assets of a tax-qualified retirement plan. Please review such consequences with your tax advisor.

Individual Retirement Account ("IRA") and Coverdell Education Savings Accounts

Shares of a Fund may be purchased as an investment under IRAs, Coverdell Education Savings Accounts ("CESAs") and tax-deferred annuities to the extent the shares of a Fund are a permitted investment according to the provisions of the relevant account documents. Third-party administrative services may limit or delay the processing of transactions. Certain Funds may not be available for your account. Please check with your account administrator.

The custodial agreements and forms provided by the Funds' custodian and transfer agent designate New York Life Trust Company as custodian for IRAs, CESAs and tax sheltered custodial accounts (403(b)(7) TSA plans) (unless another trustee or custodian is designated by the individual or group establishing the account) and contain specific information about the account. Each custodial agreement or another plan document will provide that dividends and distributions will be reinvested automatically. For further details with respect to investing the assets of any plan in any Fund, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that Fund.

The federal tax laws applicable to retirement plans, IRAs, CESAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax advisor regarding investing in any of the Funds using assets of any of the tax-deferred retirement plans or accounts described above.

TRADITIONAL IRAs. For 2026, an individual may contribute as much as $7,500 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse.

Eligible individuals who attain at least age 50 before the close of the tax year may make additional contributions to their traditional IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,100.

Your traditional IRA contribution may be fully deductible, partially deductible or nondeductible for federal income tax purposes.

(a) Eligibility. Under the law, if neither you, nor your spouse, is an active participant (see (b) below) you may make a contribution to a regular IRA of up to the lesser of $7,500 (or an additional $7,500 in the case of Spousal IRA), for tax year 2026, or 100% of compensation and take a deduction for the entire amount contributed. If you are an active participant but have a Modified Adjusted Gross Income (MAGI) below a certain level (see (c) below), you are treated as if you were not an active participant and may make a deductible contribution. If you are an active participant and you have MAGI above that level (see (c) below), the amount of the deductible contribution you may make is phased down and eventually eliminated. If you are not an active participant but your spouse is an active participant, you may make a deductible contribution provided that if your combined MAGI is above the specified level (see (c) below), the amount of the deductible contribution you may make to an IRA is phased down and eventually eliminated. The limitation of the lesser of $7,500 (or the current limit) or 100% of compensation is reduced by the amount of contributions you make to any other regular IRA (except Education IRAs, now called Coverdell Education Savings Accounts) or Roth IRA for the taxable year. For individuals who have attained at least age 50 before the close of the tax year, the annual cash contribution limit is increased by $1,100 for 2026.

(b) Active Participant. You are an "active participant" for a year if you are covered by a retirement plan. You are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, a 403(a) annuity, certain government plans, a salary reduction arrangement (such as a Tax Sheltered Annuity arrangement or a 401(k) plan), a Simplified Employee Pension (SEP) plan, a SIMPLE plan, or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer, you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status.

(c) Modified Adjusted Gross Income (“MAGI”). If you or your spouse is an active participant, your MAGI for the year (if you and your spouse file a joint tax return, your combined MAGI) will determine whether you can make a deductible IRA contribution. Your federal tax return will calculate your MAGI for this purpose. If you are at or below a certain MAGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant. If you are single, your

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deduction threshold MAGI level is $81,000 and phased out at $91,000 (for 2026). The deduction threshold level if you are married and file a joint tax return is $129,000 and phased out at $149,000 (for 2026), and if you are married but file a separate tax return, the deduction is phased out at $10,000 (for 2026). However, if only your spouse is an active participant and you file a joint tax return, the deduction threshold level is $242,000 and phased out at $252,000 (for 2026).

The deductibility of IRA contributions under state law varies from state to state. To determine the deductibility of an IRA contribution under state law, please consult with your tax advisor.

An individual not permitted to make a deductible contribution to a traditional IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year.

Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time home buyer expenses, withdrawals used to pay "qualified higher education expenses" of the minimum amount of such distributions, “qualified birth or adoption distributions” of up to $5,000, “qualified disaster recovery distributions” of up to $22,000 and distributions in the case of an individual who is certified by a physician to have a terminal illness. The owner of a traditional IRA must make certain required minimum distributions beginning in the year following the year in which such individual attains the applicable age, as follows: age 72 for individuals who attain age 72 prior to December 31, 2022, age 73 for individuals who attain age 72 after December 31, 2022, and before January 1, 2033, and age 75 for individuals who attain age 74 after December 31, 2032. Failure to comply with these rules can result in the imposition of a 25% excise tax. However, different rules relating to mandatory distributions apply to an individual who attained age 70½ before 2020. Failure to comply with these rules can result in the imposition of a 25% excise tax. Please consult with your tax advisor regarding required minimum distributions.

To determine the deductibility of a traditional IRA contribution, please consult with your tax advisor. Please see the IRA Custodial Agreement for additional rules.

ROTH IRAs. Roth IRAs are a form of individual retirement account that feature nondeductible contributions. In certain cases, distributions from a Roth IRA may be tax free. For 2026, the Roth IRA, like the traditional IRA, is subject to a $7,500 ($15,000 for a married couple, $8,600 for individuals who have attained at least age 50 before the close of the tax year, and $17,200 for a married couple who have attained at least age 50 before the close of the tax year) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made for 2026 is phased-out for taxpayers with MAGI between $153,000 and $168,000 (between $242,000 and $252,000 if married filing jointly and between $0 and $10,000 if married filing separately). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the date the individual attains the age of 59½; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If at least one of these requirements is not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to a 10% penalty for early distributions. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required minimum distribution rules after the death of the account owner. Please see the Roth IRA Custodial Agreement for additional rules on contribution phase-out limits based on income.

Eligible individuals age 50 and older may make additional contributions to their Roth IRAs in the form of catch-up contributions. The maximum limit for a catch-up contribution is $1,100.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A taxpayer may make nondeductible contributions of up to $2,000 per year per beneficiary to a Coverdell Education Savings Account. Contributions cannot be made after the beneficiary becomes 18 years old unless the beneficiary qualifies as a special needs beneficiary. The maximum contribution is phased out for taxpayers with a MAGI between $95,000 and $110,000 (between $190,000 and $220,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Generally, a balance remaining in a Coverdell Education Savings Account when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and may be subject to a penalty tax upon distribution. Please see the Coverdell Education Savings Account Custodial Agreement for additional rules.

All income and capital gains deriving from IRA and Coverdell Education Savings Account investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA or Coverdell Education Savings Account. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax-free distributions from a Roth IRA or Coverdell Education Savings Account combined with tax-deferred compounded earnings on investments can lead to substantial retirement and education savings.

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TAX INFORMATION

The discussion herein relating to certain federal income tax considerations is presented for general informational purposes only. Since the tax laws are complex and tax results can vary depending upon specific circumstances, investors should consult their own tax adviser regarding an investment in a Fund, including the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion is based upon provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.

Taxation of the Funds

Each Fund has either elected or intends to elect and qualify annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. If a Fund so qualifies and elects, it generally will not be subject to federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short term capital gains over net long-term capital losses), determined without regard to any deduction for dividends paid, and its net capital gains (net long-term capital gains in excess of net short term capital losses) that it distributes to its shareholders.

The New York Life Investments Funds of Funds will not be able to offset gains distributed by one Underlying Fund or one Underlying ETF in which it invests against losses incurred in another Underlying Fund or Underlying ETF in which the New York Life Investments Funds of Funds invest. Redemptions of shares in an Underlying Fund or an Underlying ETF, including those resulting from changes in the allocation among Underlying Funds or Underlying ETFs, could also cause additional distributable gains to shareholders of the New York Life Investments Funds of Funds. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the New York Life Investments Funds of Funds. Further, a portion of losses on redemptions of shares in the Underlying Funds or Underlying ETFs may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the New York Life Investments Funds of Funds could therefore affect the amount, timing and character of distributions to their shareholders.

Each Fund intends to distribute, at least annually, to its shareholders substantially all of its investment company taxable income and its net capital gains. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied, subject to applicable limitations, against capital gains.

To qualify for treatment as a regulated investment company, a Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from certain qualified publicly traded partnerships and other income (including gains from certain options, futures and forward contracts) derived with respect to its business of investing in stock, securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities, that with respect to any one issuer do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute dividends to its shareholders in respect of each taxable year of an amount equal to at least 90% of the sum of its investment company taxable income (as such term is defined in the Internal Revenue Code) and its net tax-exempt interest income, determined without regard to any deduction for dividends paid.

If a Fund does not meet all of these Internal Revenue Code requirements, it will be taxed (unless certain cure provisions apply) as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as dividend income (except to the extent a shareholder is exempt from tax).

The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The diversification requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid investments, the Fund's ability to qualify as a regulated investment company might be affected.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund generally must distribute for the calendar year dividends to its shareholders of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (excluding any capital gains or losses) generally for the calendar year, taking into account certain deferrals and elections, (2) 98.2% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary taxable income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed by the Fund on which the Fund did not incur an income tax during such years. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

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Character of Distributions to Shareholders — General

Distributions of investment company taxable income, including distributions of net short-term capital gains, are generally characterized as ordinary income. Distributions of a Fund's net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. All distributions are includable in the gross income of a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in the shares received equal to the amount of cash the shareholder could have received on the dividend reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

The New York Life Investments Funds of Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds or Underlying ETFs. Distributions of any long-term capital gains of either the New York Life Investments Funds of Funds or Underlying Funds or Underlying ETFs will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains and income generated from equity and debt securities will be taxed as ordinary income. Underlying Funds and Underlying ETFs with high portfolio turnover may realize gains at an earlier time than Underlying Funds and Underlying ETFs with a lower turnover and may not hold securities long enough to obtain the possible benefits of long-term capital gains rates.

The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Each of the Funds that invest in stock will be able to report a portion of its ordinary income distributions as qualified dividends to the extent that the Fund derives income from qualified dividends. A greater than 60 day (or 90 day in the case of certain preferred stock dividends) holding period and other requirements must be satisfied by both the Fund and the shareholder with respect to each qualified dividend in order to be eligible for the reduced tax rate. A portion of the dividends received from the New York Life Investments Funds of Funds may be treated as qualified dividends to the extent that the Underlying Funds and Underlying ETFs receive qualified dividends. Since many of the stocks in which the Funds, Underlying Funds or Underlying ETFs invest may not pay significant dividends, it is not likely that a substantial portion of the distributions by the Funds will qualify for the preferential rate applicable to qualified dividends.

If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may also be eligible for the corporate dividends-received deduction. Capital gain distributions will not be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Internal Revenue Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days (or 90 day in the case of certain preferred stock dividends) during a specified period.

If a Fund makes a distribution derived from income earned in lieu of dividends (a “substitute payment”) with respect to securities on loan, pursuant to a securities lending transaction, such income will not constitute qualified dividend income and will not be eligible for the corporate dividends-received deduction. Similar consequences may apply to repurchase and other derivative transactions.

Additionally, to the extent any Fund makes distributions of income earned in lieu of tax-exempt interest with respect to securities on loan, such distributions will not be considered in determining the amount of exempt-interest dividends (defined below) distributed to shareholders.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of a Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to

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offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

A Fund's distributions with respect to a given taxable year may exceed its current and accumulated earnings and profits available for distribution. In that event, distributions in excess of such earnings and profits generally would be characterized as a return of capital to shareholders for federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Redemptions in excess of a shareholder's cost basis in a Fund's shares generally would be treated as a gain realized from a sale of such shares. In the case of a Fund with a non-calendar taxable year end, the Fund’s earnings and profits are first allocated to distributions made by the Fund on or before December 31 of the taxable year, and then to distributions made by the Fund after December 31 of such taxable year.

Distributions by a Fund (other than the NYLI Money Market Fund) reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, such distribution, nevertheless, generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may economically represent a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless generally be taxable to them.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that calendar year to shareholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such a distribution will be includable in the gross income of shareholders in the calendar year in which it is declared, rather than the calendar year in which it is received. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. Such deferrals and other rules regarding gains and losses recognized after October 31 and December 31 may affect the amount, timing and tax character of shareholder distributions.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends and certain taxable income from publicly traded partnerships (“MLP Income”) through 2025. Treasury regulations allow a regulated investment company to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a regulated investment company that have received taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a regulated investment company to pass through the special character of MLP Income to the regulated investment company's shareholders.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Internal Revenue Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Character of Distributions to Shareholders — The NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Tax Free Bond Fund

The Internal Revenue Code permits the character of federally tax-exempt interest distributed by a regulated investment company to "flow through" as “exempt-interest dividends” to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Internal Revenue Code. The Funds intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their income is large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Funds will be eligible for the deduction for dividends received by certain U.S. corporations.

Although a significant portion of the distributions by the Funds generally is expected to constitute exempt-interest dividends, the Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to the Funds. Taxable income or gain may also arise from securities lending transactions,

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repurchase agreements and options and futures transactions and from municipal obligations acquired at a market discount. Accordingly, it is possible that a significant portion of the distributions of the Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

In addition, as discussed below, a sale of shares in the Funds (including a redemption of such shares and an exchange of shares between two mutual funds) generally will be a taxable event, and may result in a taxable gain or loss to a shareholder. Shareholders should be aware that redeeming shares of the Funds after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

Exempt-interest dividends, ordinary dividends, if any, and capital gains distributions from the Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual shareholders to liability (or increased liability) for the alternative minimum tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers of bonds held by the Funds. The Funds, the Manager and its affiliates and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Due to the lack of adequate supply of certain types of tax-exempt obligations and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from gross income under section 103 of the Internal Revenue Code. While the Funds may invest in such instruments, they do not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were the Funds to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately was determined to be taxable, the Funds might be considered to have invested more than 20% of their assets in taxable instruments. In addition, it is possible in such circumstances that the Funds will not have met the 50% investment threshold, described above, necessary to pay exempt-interest dividends.

Section 147(a) of the Internal Revenue Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the respective portfolios of the Funds has been made by the Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Funds since the acquisition of shares of the Funds may result in adverse tax consequences to them.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Funds is not deductible to the extent it is deemed related to the Funds’ distributions of exempt-interest dividends.

Income derived by the Funds from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by the Funds from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped municipal securities and their coupons may also be treated as taxable income under certain circumstances - see "Discount" below. Acquisitions of municipal securities at a market discount may also result in ordinary income and/or capital gains.

Federal Income Tax Capital Loss Carryforwards

A net capital loss incurred by a Fund may be carried forward for an unlimited period, and may be used to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. Capital losses that are carried forward retain their character as either short-term or long-term capital losses, rather than being considered all short-term capital losses. Accordingly, generally, no capital gain distribution is expected to be paid to shareholders of a Fund to the extent it has capital loss carryforwards until net gains have been realized in excess of such amounts. The Funds cannot carry back or carry forward any net operating losses.

As of the most recent fiscal year end, the following Funds had capital loss carryforwards approximating the amount indicated for federal income tax purposes:

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FUND	AVAILABLE THROUGH	SHORT TERM CAPITAL LOSS AMOUNT (000'S)	LONG TERM CAPITAL LOSS AMOUNT (000’S)
Funds with fiscal year ending April 30
NYLI CBRE Global Infrastructure Fund	Unlimited	$ 141,911	$ 104,779
NYLI CBRE Real Estate Fund	Unlimited	18,284	5,034
NYLI Conservative ETF Allocation Fund	Unlimited	0	593
NYLI Moderate ETF Allocation Fund	Unlimited	0	953
Funds with fiscal year ending October 31
NYLI Candriam Emerging Markets Debt Fund	Unlimited	9,770	29,479
NYLI Candriam Emerging Markets Equity Fund	Unlimited		0
NYLI Epoch International Choice Fund	Unlimited	34,680	0
NYLI Floating Rate Fund	Unlimited	28,543	179,788
NYLI Income Builder Fund	Unlimited	15,406	0
NYLI MacKay Arizona Muni Fund	Unlimited	4,990	8,235
NYLI MacKay California Muni Fund	Unlimited	67,802	82,842
NYLI MacKay Colorado Muni Fund	Unlimited	5,700	7,832
NYLI MacKay High Yield Corporate Bond Fund	Unlimited	78,906	501,610
NYLI MacKay High Yield Muni Bond Fund	Unlimited	305,442	561,538
NYLI MacKay New York Muni Fund	Unlimited	50,844	90,757
NYLI MacKay Oregon Muni Fund	Unlimited	8,629	23,365
NYLI MacKay Short Duration High Income Fund	Unlimited	35,075	44,696
NYLI MacKay Short Term Muni Fund	Unlimited	35,577	49,224
NYLI MacKay Strategic Bond Fund	Unlimited	7,724	183,582
NYLI MacKay Strategic Muni Allocation Fund	Unlimited	17,524	25,291
NYLI MacKay Tax Free Bond Fund	Unlimited	613,190	404,606
NYLI MacKay Total Return Bond Fund	Unlimited	20,137	45,889
NYLI MacKay U. S. Infrastructure Bond Fund	Unlimited	60,179	34,925
NYLI MacKay Utah Muni Fund	Unlimited	7,439	18,421
NYLI Money Market Fund	Unlimited	1	0
NYLI PineStone International Equity Fund	Unlimited	19,050	0
NYLI Short Term Bond Fund	Unlimited	529	5,188
NYLI WMC Enduring Capital Fund	Unlimited	0	0
NYLI WMC International Research Equity Fund	Unlimited	65,223	0
NYLI WMC Small Companies Fund	Unlimited	23,227	0
Fund with fiscal year ending November 30
NYLI Cushing MLP Premier Fund	Unlimited	10,819	0

The following Funds utilized capital loss carryforwards during the most recent fiscal year end:

Funds with fiscal year ending April 30
NYLI CBRE Global Infrastructure Fund	$33,517,526
NYLI CBRE Real Estate Fund	5,000,057
NYLI Conservative ETF Allocation Fund	885,177
NYLI Equity ETF Allocation Fund	578,249
NYLI Growth ETF Allocation Fund	1,094,062
NYLI Moderate ETF Allocation Fund	2,668,823
Funds with fiscal year ending October 31
NYLI Candriam Emerging Markets Debt Fund	1,089,655
NYLI Candriam Emerging Markets Equity Fund	13,523,534
NYLI Epoch International Choice Fund	15,838,038
NYLI Income Builder Fund	72,478,844
NYLI MacKay Strategic Bond Fund	8,776,695
NYLI MacKay U.S. Infrastructure Fund	1,886,545
NYLI Money Market Fund	3,547
NYLI PineStone International Equity Fund	5,709,690
NYLI Short Term Bond Fund	259,016
NYLI U.S. Government Liquidity Fund	32,366
NYLI WMC Enduring Capital Fund	5,424,356

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NYLI WMC International Research Equity Fund	27,902,726
NYLI WMC Small Companies Fund	15,375,958
Funds with fiscal year ending November 30
NYLI Cushing MLP Premier Fund	120,067,183

Dispositions of Fund Shares

Upon redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Any gain or loss generally will be a capital gain or loss if the shares of a Fund are capital assets in the hands of the shareholder, and a gain generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year.

A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid may, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and any remaining losses may be carried over to future years. Corporations may generally deduct losses only to the extent of capital gains, and are subject to certain limitations with respect to carryovers for excess losses.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased (and prior to February 1st of the following year) and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

Foreign Currency Gains and Losses

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forwards and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss or capital gain or loss depending upon election for certain forwards, futures and options made by each Fund. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income distributable to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Discount

Certain bonds acquired by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and is generally defined as the difference between the price at which a bond was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Internal Revenue Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest (including original issue discount). Certain bonds acquired by the Funds may also provide for contingent interest and/or principal. In such a case, rules similar to those for original issue discount bonds would require the accrual of income based on an assumed yield that may exceed the actual interest payments on the bond.

Some of the bonds may be acquired by a Fund on the secondary market at a discount which exceeds the original issue discount, if any, on such bonds. This additional discount constitutes market discount for federal income tax purposes. Any gain recognized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in the taxable years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is

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held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt instrument having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Some of the bonds acquired by a Fund with a fixed maturity date of one year or less from the date of their issuance may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of a bond’s stated redemption price at maturity over its acquisition price). A Fund will be required to include any such original issue discount or acquisition discount in taxable ordinary income. The rate at which such acquisition discount and market discount accrues, and thus included in a Fund's investment company taxable income, will depend upon which of the permitted accrual methods the Fund elects.

Where a Fund acquires a bond at a price that exceeds the bond’s stated redemption price at maturity, the bond is considered to have been acquired at a premium which is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds acquired by the Fund, the Fund would reduce the tax basis of the bonds as well as its investment company taxable income by the amount of amortized premium on such bonds. Upon the sale or other disposition of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, a Fund is required to reduce its tax basis as well as the amount of tax-exempt interest available for distribution to shareholders as exempt-interest dividends by the amount of such amortized premium.

Taxation of Options, Futures Contracts and Similar Instruments

Some of the options, futures contracts and forward contracts entered into by a Fund may be treated as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the end of the Fund’s taxable year as well as on certain other dates prescribed in the Internal Revenue Code with the result that unrealized gains or losses are treated as though they were realized by the Fund. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character, unless an election is made by a Fund to treat such gain or loss on certain forwards, futures and options as capital gain or loss.

Distribution of a Fund's gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain by a Fund as if the appreciated position were sold by the Fund.

Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property (for example, a short sale against the box), the Fund generally would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale generally would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Gains from certain transactions, including, for example, transactions in options, futures and other instruments and interest on obligations that is not exempt from federal income tax, will be taxable income to the Funds. The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, or other financial instruments.

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The rules governing the tax aspects of swap agreements entered into by a series of the New York Life Investments Group of Funds are in a developing stage and are not entirely clear in certain respects. Accordingly, while the New York Life Investments Group of Funds eligible to enter into swap agreements intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could have tax consequences. The New York Life Investments Group of Funds intend to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and swaps.

Foreign Taxes

Foreign investing involves the possibility of confiscatory taxation, foreign taxation of income earned in the foreign nation (including withholding taxes on interest and dividends) or other foreign taxes imposed with respect to investments in the foreign nation.

Investment income received (including gains recognized) by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. Such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

NYLI Candriam Emerging Markets Equity Fund, NYLI Epoch Capital Growth Fund, NYLI Epoch Global Equity Yield Fund, NYLI Epoch International Choice Fund, NYLI PineStone International Equity Fund, NYLI PineStone Global Equity Fund and NYLI WMC International Research Equity Fund may qualify for and make the election permitted under Section 853 of the Internal Revenue Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. Additionally, a Fund may be eligible to make such election if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to claim a deduction (as an itemized deduction) for his pro rata share of such foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income taxes, subject to limitations. Foreign taxes may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified whether the foreign taxes paid by the Fund will be eligible for such treatment for that year and, if so, such notification will report (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Internal Revenue Code, including a holding period requirement with respect to Fund shares. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of a Fund's income flows through to its shareholders. With respect to the Funds, gains from the sale of securities generally will be treated as derived from U.S. sources and Section 988 gains generally will be characterized as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including foreign source passive income received from a Fund. If a Fund is not eligible to make the election described above, the foreign income and similar taxes it pays generally will reduce investment company taxable income and distributions by a Fund will be treated as U.S. source income.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder generally will not be entitled to either a tax credit or a deduction with respect to such income.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Passive Foreign Investment Companies

Certain Funds may invest in shares of foreign corporations which may be treated under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself generally will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have otherwise been characterized as capital gain.

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A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given taxable year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, a Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

MLP Equity Securities

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is subject to U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are subject to U.S. federal income tax on such dividends. For this reason, it is said that corporate income is subject to tax at two levels. Unlike a corporation, an MLP is generally treated for U.S. federal income tax purposes as a partnership, which means that it is not subject to U.S. federal income tax at the partnership entity level. A partnership’s net income (loss) and net gains (losses) are considered earned or incurred, as appropriate, by all of its partners and are generally allocated among all the partners in proportion to their equity interests in the partnership. Each partner is generally subject to tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be subject to tax only at one level — at partner-level.

The Internal Revenue Code generally requires a partnership considered a “publicly-traded partnership” under the Internal Revenue Code to be subject to tax as a corporation for U.S. federal income tax purposes. If, however, a partnership satisfies certain requirements, the partnership will be subject to tax as a partnership for U.S. federal income tax purposes. Such partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90% of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is not itself taxable to an investor (because income of the MLP is considered to have been earned by its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see the general description below as to how a MLP investor’s basis is calculated) in the MLP.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a limited partner in such MLP. Accordingly, the Fund will be required to include in its taxable income such Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.

Distributions from an MLP in excess of the Fund’s basis in the MLP will generally be treated as capital gain. However, as discussed below, a portion of the gain may instead be treated as ordinary income to the extent attributable to certain assets held by the MLP the sale of which would produce ordinary income. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

A Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. The amount realized by a Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. A Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to a Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of income or gain (or

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decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. If a Fund is required to sell equity securities of an MLP to meet redemption requests, the Fund may recognize ordinary income and/or gain for U.S. federal income tax purposes in excess of any cash available for distribution to Fund shareholders. A Fund’s investments in partnerships, including MLPs, may result in such Fund being subject to additional state, local, or foreign income, franchise or withholding tax liabilities.

A portion of any gain or loss recognized by a Fund on a disposition of an equity security of an MLP or by an MLP on a disposition of an underlying asset may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

Any capital losses that a Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use in a current taxable year generally may be carried forward indefinitely.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)

Applicable to all Funds except NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Tax Free Bond Fund and NYLI Money Market Fund

Under a Notice issued by the IRS, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. The excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to Shareholders subject to tax on UBTI (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The IRS Notice also imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate excess inclusion income to shareholders.

Tax Reporting Requirements and Backup Withholding

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report exempt-interest dividends.

Redemptions of shares, including exchanges for shares of another New York Life Investments Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements.

Under federal income tax law, a Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the NYLI Money Market Fund), except with respect to certain shareholders exempt from such reporting. In addition to the gross proceeds from the redemption or exchange of Fund shares, for Fund shares purchased on or after January 1, 2012, the cost basis also will generally be reported to the IRS and each shareholder annually on Form 1099-B.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. During February of each calendar year, each of the Funds will issue to each shareholder a statement of the federal income tax status of all distributions paid during the prior calendar year, including, in the case of the NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund , NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Tax Free Bond Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has reported as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund and NYLI MacKay Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

If a shareholder recognizes a loss on a sale or other disposition of Fund shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated

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investment company that engaged in a reportable transaction are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these reporting requirements does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Under the backup withholding provisions of the Internal Revenue Code, all taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax, currently at the rate of 24%, in the case of nonexempt shareholders if (1) a shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or (3) when required to do so, a shareholder fails to certify that the shareholder is not subject to backup withholding. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder’s U.S. federal tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

State and Local Taxes

Distributions by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.

Shareholders of the NYLI MacKay California Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation and/or the NYLI MacKay Tax Free Bond Fund may be subject to state and local taxes on distributions from these Funds, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from the Funds derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax advisor to determine the tax status of distributions from the Funds in his or her own state and locality.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). However, non-U.S. shareholders should refer to the discussion above in respect to Fund investments in certain REITs or in REMIC residual interests.

Applicable to all Funds except NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI Money Market Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund and NYLI MacKay Utah Muni Fund.

Except as discussed below, shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the New York Life Investments Group of Funds, including amounts retained by any New York Life Investments Fund which are reported as undistributed capital gains, to a non-U.S. Shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S. Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income or gains earned by a non-U.S. Shareholder from a New York Life Investments Fund is considered to be effectively connected with a U.S. trade or business carried on by the non-U.S. Shareholder, then any dividends or distributions paid to such non-U.S. Shareholder as well as any gains realized by such non-U.S. Shareholder on the sale or exchange of the New York Life Investments Fund’s shares will be subject to U.S. federal income tax at the graduated tax rates applicable to U.S. persons. In addition, non-U.S. Shareholders may be subject to U.S. federal withholding tax on deemed income resulting from any election by the New York Life Investments Fund to treat qualified foreign taxes it pays as passed through to Shareholders (as described above). As such, affected non-U.S. Shareholders may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a New York Life Investments Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the New York Life Investments Fund or the non-U.S. Shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the New York Life Investments Group of Funds, to the extent reported by the New York Life Investments Group of Funds. There can be no assurance as to whether any of a New York Life Investments Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the New York Life Investments Group of Funds. Depending on the circumstances, a New York Life Investments Fund may report all, some or none of the New York Life Investments Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the New York Life Investments Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency

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gains) would be ineligible for this potential exemption from withholding when distributed to non-U.S. Shareholders. In the case of New York Life Investments Fund shares held through an intermediary, the intermediary may have withheld amounts even if the New York Life Investments Group of Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Moreover, distributions paid to a non-U.S. Shareholder that a New York Life Investments Fund reports as derived from qualified short-term capital gains or from net capital gain will not be eligible to be treated as such by the non-U.S. Shareholder if the distribution is attributable to a REIT’s distribution to the New York Life Investments Fund of a gain from the sale or exchange of U.S. real property or an interest in a “U.S. real property holding corporation,” as discussed below, and if the New York Life Investments Fund’s direct and indirect interests in U.S. real property exceed certain levels discussed below. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a New York Life Investments Fund will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish any New York Life Investments Fund with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the New York Life Investments Group of Funds may be subject to U.S. estate tax with respect to their New York Life Investments Fund shares.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980, as amended, and as included in the Internal Revenue Code (“FIRPTA”), a non-U.S. Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such non-U.S. Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a New York Life Investments Fund is subject to U.S. federal tax treatment as a “U.S. real property holding corporation” and is not considered to be domestically controlled under U.S. tax law, any gain realized on the sale or exchange of the shares of such New York Life Investments Fund by a non-U.S. Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of such New York Life Investments Fund’s shares would be subject to U.S. tax treatment as FIRPTA gain. A New York Life Investments Fund will be a “U.S. real property holding corporation” for U.S. federal tax purposes if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain by a New York Life Investments Fund if all of the following requirements are met: (i) the New York Life Investments Fund is treated as a “qualified investment entity” for U.S. federal tax purposes (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) if a non-U.S. Shareholder owns more than 5% of the New York Life Investments Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, distributions by a New York Life Investments Fund to such non-U.S. Shareholders may also be treated as FIRPTA gain to the extent derived from gain from the disposition of a U.S. real property interest, and therefore generally would be subject to U.S. federal withholding tax, thereby requiring affected non-U.S. Shareholders to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. Shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a New York Life Investments Fund’s shares, distributions made by a New York Life Investments Fund that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable to such non-U.S. Shareholder as ordinary dividends subject to withholding at a 30% or lower treaty rate. It should be noted that the rules set forth above, other than the withholding rules, will apply notwithstanding a New York Life Investments Fund’s participation in a wash sale transaction or its payment of a substitute dividend with respect to such direct or indirect U.S. real property interests.

The New York Life Investments Group of Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. Shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. Shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the New York Life Investments Group of Funds.

Applicable to NYLI MacKay Arizona Muni Fund, NYLI MacKay California Muni Fund, NYLI MacKay Colorado Muni Fund, NYLI MacKay High Yield Muni Bond Fund, NYLI MacKay New York Muni Fund, NYLI MacKay Oregon Muni Fund, NYLI MacKay Short Term Muni Fund, NYLI MacKay Strategic Muni Allocation Fund, NYLI MacKay Tax Free Bond Fund, NYLI Money Market Fund and NYLI MacKay Utah Muni Fund.

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Except as discussed below, shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors, who are collectively “non-U.S. Shareholders”) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless such withholding tax is reduced or eliminated pursuant to an income tax treaty with the U.S. or the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder. However, distributions of exempt-interest dividends and of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) by the New York Life Investments Group of Funds, including amounts retained by any series of the New York Life Investments Group of Funds which are reported as undistributed capital gains, to a non-U.S. Shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with a non-U.S Shareholder’s trade or business conducted within the United States or, in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income or gains earned by a non-U.S. Shareholder from a series of the New York Life Investments Group of Funds is considered to be effectively connected with a U.S. trade or business carried on by the non-U.S. Shareholder, then any dividend or distribution paid to such non-U.S. Shareholder as well as any gains realized by such non-U.S. Shareholder on the sale or exchange of shares of the New York Life Investments Group of Funds will be subject to U.S. federal income tax at the graduated tax rates applicable to U.S. persons.

Furthermore, non-U.S. Shareholders generally are not subject to U.S. federal withholding tax on certain distributions derived from qualified net interest income (generally, a series of the New York Life Investments Group of Funds’ U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the series of the New York Life Investments Group of the Funds or the non-U.S. shareholder is at least a 10% shareholder, reduced by expenses that are allocable to such income) and/or qualified short-term capital gains earned by the New York Life Investments Group of Funds, to the extent reported by the New York Life Investments Group of Funds. There can be no assurance as to whether any series of the New York Life Investments Group of Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the New York Life Investments Group of Funds. Depending on the circumstances, a series of the New York Life Investments Group of Funds may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the New York Life Investments Group of Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. Shareholders. Moreover, in the case of a series of the New York Life Investments Group of Fund’s shares held through an intermediary, the intermediary may have withheld amounts even if the New York Life Investments Group of Funds reported all or a portion of a dividend payment as exempt from U.S. federal withholding tax. Affected non-U.S. Shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Any capital gain realized by a non-U.S. Shareholder upon a sale or redemption of shares of a series of the New York Life Investments Group of Funds will generally not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the non-U.S. Shareholder’s trade or business in the U.S., or in the case of a non-U.S. Shareholder who is a nonresident alien individual, the non-U.S. Shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. Shareholders who fail to furnish the New York Life Investments Group of Funds with the proper IRS Form W-8 (i.e., IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP), or an acceptable substitute, may be subject to backup withholding (currently at a rate of 24%) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. Shareholders of the New York Life Investments Group of Funds may be subject to U.S. estate tax with respect to shares of their New York Life Investments Group of Funds.

The New York Life Investments Group of Funds are also required to withhold U.S. tax (at a 30% rate) imposed by the Foreign Account Tax Compliance Act provisions of the Internal Revenue Code (“FATCA”) on payments of dividends made to certain non-U.S. Shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to determine whether such withholding is required. Non-U.S. shareholders located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Non-U.S. shareholders should consult their own tax advisors regarding the effect, if any, of these withholding and reporting provisions with respect to their own particular circumstances.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described therein. Non-U.S. Shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the New York Life Investments Group of Funds.

OTHER INFORMATION

Organization and Capitalization

New York Life Investments Funds Trust

New York Life Investments Funds Trust is an open-end management investment company (or mutual fund) formed as a Delaware statutory trust on April 28, 2009.

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New York Life Investments Funds Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of the New York Life Investments Funds Trust are fully paid, non-assessable, redeemable and freely transferrable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2021:

• Effective March 5, 2021, MainStay MacKay Growth Fund changed its name to MainStay WMC Growth Fund;

• Effective March 5, 2021, MainStay MacKay International Opportunities Fund changed its name to MainStay WMC International Research Equity Fund;

• Effective March 5, 2021, MainStay MacKay Small Cap Core Fund changed its name to MainStay WMC Small Companies Fund;

• Effective April 26, 2021, MainStay Epoch U.S. All Cap Fund and MainStay MacKay U.S. Equity Opportunities Fund merged with and into MainStay WMC Enduring Capital Fund;

• Effective November 30, 2021, MainStay MacKay Intermediate Tax Free Bond Fund changed its name to MainStay MacKay Strategic Municipal Allocation Fund;

• Effective February 28, 2022, MainStay MacKay S&P 500 Index Fund changed its name to MainStay S&P 500 Index Fund;

• MainStay Fiera SMID Growth Fund commenced operations on July 24, 2023;

• MainStay PineStone Funds commenced operations on August 28, 2023;

• MainStay Defensive ETF Allocation Fund was closed to new purchases on August 28, 2023 and liquidated on February 26, 2024;

• MainStay ESG Multi-Asset Allocation Fund was closed to new purchases on August 28, 2023 and liquidated on February 26, 2024;

• Effective February 28, 2024, the following name change occurred:

Old Name	New Name
MainStay MacKay Short Duration High Yield Fund	MainStay MacKay Short Duration High Income Fund

• Class R1, Class R2 and Class R3 of certain Funds were closed to new purchases on October 31, 2023 and liquidated on February 28, 2024;

• MainStay MacKay Arizona Muni Fund, MainStay MacKay Colorado Muni Fund, MainStay MacKay Oregon Muni Fund and MainStay MacKay Utah Muni Fund commenced operations on July 19, 2024;

• Effective August 28, 2024, the following name changes occurred:

Old Name	New Name
MainStay Balanced Fund	NYLI Balanced Fund
MainStay Candriam Emerging Markets Equity Fund	NYLI Candriam Emerging Markets Equity Fund
MainStay CBRE Global Infrastructure Fund	NYLI CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund	NYLI CBRE Real Estate Fund
MainStay Conservative Allocation Fund	NYLI Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund	NYLI Conservative ETF Allocation Fund
MainStay Cushing® MLP Premier Fund	NYLI Cushing® MLP Premier Fund
MainStay Epoch Capital Growth Fund	NYLI Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund	NYLI Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund	NYLI Epoch International Choice Fund
MainStay Epoch U.S. Equity Yield Fund	NYLI Epoch U.S. Equity Yield Fund
MainStay Equity Allocation Fund	NYLI Equity Allocation Fund
MainStay Equity ETF Allocation Fund	NYLI Equity ETF Allocation Fund
MainStay Fiera SMID Growth Fund	NYLI Fiera SMID Growth Fund
MainStay Floating Rate Fund	NYLI Floating Rate Fund
MainStay Growth Allocation Fund	NYLI Growth Allocation Fund
MainStay Growth ETF Allocation Fund	NYLI Growth ETF Allocation Fund
MainStay MacKay Arizona Muni Fund	NYLI MacKay Arizona Muni Fund
MainStay MacKay California Tax Free Opportunities Fund	NYLI MacKay California Muni Fund
MainStay MacKay Colorado Muni Fund	NYLI MacKay Colorado Muni Fund
MainStay MacKay High Yield Municipal Bond Fund	NYLI MacKay High Yield Muni Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund	NYLI MacKay New York Muni Fund
MainStay MacKay Oregon Muni Fund	NYLI MacKay Oregon Muni Fund
MainStay MacKay Short Duration High Income Fund	NYLI MacKay Short Duration High Income Fund
MainStay MacKay Short Term Municipal Fund	NYLI MacKay Short Term Muni Fund
MainStay MacKay Strategic Municipal Allocation Fund	NYLI MacKay Strategic Muni Allocation Fund
MainStay MacKay Total Return Bond Fund	NYLI MacKay Total Return Bond Fund
MainStay MacKay Utah Muni Fund	NYLI MacKay Utah Muni Fund
MainStay Moderate Allocation Fund	NYLI Moderate Allocation Fund

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Old Name	New Name
MainStay Moderate ETF Allocation Fund	NYLI Moderate ETF Allocation Fund
MainStay PineStone Global Equity Fund	NYLI PineStone Global Equity Fund
MainStay PineStone International Equity Fund	NYLI PineStone International Equity Fund
MainStay PineStone U.S. Equity Fund	NYLI PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund	NYLI S&P 500 Index Fund
MainStay Short Term Bond Fund	NYLI Short Term Bond Fund
MainStay WMC Growth Fund	NYLI WMC Growth Fund
MainStay WMC International Research Equity Fund	NYLI WMC International Research Equity Fund
MainStay WMC Small Companies Fund	NYLI WMC Small Companies Fund

• Effective February 28, 2025, Class B of the Funds was closed to new purchases and liquidated.

New York Life Investments Funds

New York Life Investments Funds is an open-end management investment company (or mutual fund) formed as a Massachusetts business trust on January 9, 1986.

New York Life Investments Funds has an unlimited authorized number of shares or beneficial interest that may, without shareholder approval, be divided by the Board into any number of portfolios or classes of shares, subject to the requirements of the 1940 Act. When issued, shares of New York Life InvestmentsFunds are fully paid, non-assessable, redeemable and freely transferable, subject to any limitations set forth in each Fund's Prospectus and this SAI.

The following organizational changes have occurred since January 1, 2021:

• Effective February 28, 2021, MainStay MacKay Unconstrained Bond Fund changed its name to MainStay MacKay Strategic Bond Fund;

• Effective March 5, 2021, MainStay MacKay Common Stock Fund changed its name to MainStay WMC Enduring Capital Fund;

• Effective April 26, 2021, MainStay MAP Equity Fund changed its name to MainStay WMC Value Fund;

• MainStay MacKay International Equity Fund was reorganized into the MainStay PineStone International Equity Fund on September 8, 2023;

• Class R1, Class R2 and Class R3 of certain Funds were closed to new purchases on October 31, 2023 and liquidated on February 28, 2024;

• Effective August 28, 2024, the following name changes occurred:

Old Name	New Name
MainStay Candriam Emerging Markets Debt Fund	NYLI Candriam Emerging Markets Debt Fund
MainStay Income Builder Fund	NYLI Income Builder Fund
MainStay MacKay Convertible Fund	NYLI MacKay Convertible Fund
MainStay MacKay High Yield Corporate Bond Fund	NYLI MacKay High Yield Corporate Bond Fund
MainStay MacKay Strategic Bond Fund	NYLI MacKay Strategic Bond Fund
MainStay MacKay Tax Free Bond Fund	NYLI MacKay Tax Free Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund	NYLI MacKay U.S. Infrastructure Bond Fund
MainStay Money Market Fund	NYLI Money Market Fund
MainStay Winslow Large Cap Growth Fund	NYLI Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund	NYLI WMC Enduring Capital Fund
MainStay WMC Value Fund	NYLI WMC Value Fund

• Effective February 28, 2025, Class B of the Funds was closed to new purchases and liquidated.

Special Considerations for the NYLI S&P 500 Index Fund. The S&P 500® Index is the NYLI S&P 500 Index Fund's primary broad based securities market index for comparison purposes. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.  The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by New York Life Investments. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by New York Life Investments. It is not possible to invest directly in an index. NYLI S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the shareholders of NYLI S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in NYLI S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to New York Life Investments with respect to the S&P 500 Index is the licensing of the S&P 500 Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to New York Life Investments or NYLI S&P 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of New York Life Investments or the shareholders of NYLI S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of NYLI S&P 500 Index Fund or the timing of the issuance or sale of shares of NYLI S&P 500 Index Fund or in the determination or calculation of the equation by which shares of NYLI S&P 500 Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of

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shares of NYLI S&P 500 Index Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NEW YORK LIFE INVESTMENTS, OWNERS OF THE SHARES OF NYLI S&P 500 INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NEW YORK LIFE INVESTMENTS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Voting Rights

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. For example, Class A, Class A2, Investor Class, Class C, Class C2, Class R2, Class R3 and SIMPLE Class shares of each Fund have exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Trustee Liability

Under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the New York Life Investments Group of Funds. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that New York Life Investments Group of Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust for New York Life Investments Group of Funds further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the New York Life Investments Funds Trust shall be personally liable for the obligations of the New York Life Investments Funds Trust or of any series or class thereof except by reason of his or her own acts or conduct. The Declaration of Trust also provides for indemnification out of the assets of the applicable series of the New York Life Investments Funds Trust of any shareholder or former shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the New York Life Investments Funds Trust may, at its option, assume the defense of any claim made against any shareholder for any act or obligation of the New York Life Investments Funds Trust, and shall satisfy any judgment thereon, except with respect to any claim that has been settled by the shareholder without prior written notice to, and consent of, the New York Life Investments Funds Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that no Trustee or officer of the New York Life Investments Funds Trust, when acting in such capacity, shall be personally liable to any person other than the New York Life Investments Funds Trust or its shareholders for any act, omission or obligation of the New York Life Investments Funds Trust or any Trustee or officer of the New York Life Investments Funds Trust. The Declaration of Trust further provides that a Trustee or officer of the New York Life Investments Funds Trust shall not be personally liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that this does not include liability to the New York Life Investments Funds Trust or its shareholders to which the Trustee or officer would otherwise be subject by reason of such Trustee's or officer's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

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Organizational Documents

New York Life Investments Funds Trust

New York Life Investments Funds Trust’s Declaration of Trust provides that by virtue of becoming a shareholder of New York Life Investments Funds Trust, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration of Trust. However, shareholders should be aware that they generally cannot waive their rights under the federal securities laws notwithstanding any of the provisions of the Declaration of Trust. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Board of Trustees. The Declaration of Trust details conditions that must be met with respect to the demand. Within 30 days following receipt of a demand meeting these conditions, the Trustees must investigate and consider the demand. Except with regard to claims arising under the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the Securities and Exchange Commission under any of these statutes, the Bank Secrecy Act as it applies to mutual funds, and any rules adopted thereunder by the Securities and Exchange Commission or the Department of the Treasury (collectively, the “federal securities laws”), if the demand for derivative action has been considered by the Board of Trustees, and a majority of the Independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of New York Life Investments Funds Trust or the affected Fund or class, as applicable, the complaining shareholders shall be barred from commencing the derivative action. Furthermore, except for an action arising under the federal securities laws, at least 10% of the shareholders of New York Life Investments Funds Trust or the affected Fund or class, applicable, must join in bringing any derivative action. New York Life Investments Funds Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for New York Life Investments Funds Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

New York Life Investments Funds Trust’s By-Laws require that actions by shareholders against a Fund shall be exclusively brought in the Court of Chancery of the State of Delaware, or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. However, any actions arising under the federal securities laws must be exclusively brought in the federal district courts of the United States of America. New York Life Investments Funds Trust’s By-Laws also require that the right to jury trial be waived to the fullest extent permitted by law for any such action. Other investment companies may not be subject to similar restrictions. In addition, the designation of certain courts as exclusive jurisdictions for certain claims may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. The exclusive jurisdiction designation and the waiver of jury trials would limit a shareholder’s ability to litigate certain claims in a jurisdiction or in a manner that may be more favorable to the shareholder.

New York Life Investments Funds

New York Life Investments Funds’ By-Laws require that actions by shareholders against a Fund be brought only in federal district courts of the United States or in the Business Litigation Session of the Superior Court of the Commonwealth of Massachusetts, or if such court does not have subject matter jurisdiction thereof, any other court in the Commonwealth of Massachusetts with subject matter jurisdiction (the “New York Life Investments Funds’ Exclusive Jurisdictions”). Any actions arising under the federal securities laws must be exclusively brought in the federal district courts of the United States of America. The New York Life Investments Funds’ By-Laws also require the right to jury trial be waived to the fullest extent permitted by law for any such action. Other investment companies may not be subject to similar restrictions. In addition, the designation of New York Life Investments Funds’ Exclusive Jurisdictions for certain claims may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. The designation of New York Life Investments Funds’ Exclusive Jurisdictions and the waiver of jury trials would limit a shareholder’s ability to litigate certain claims in a jurisdiction and in a manner that may be more favorable to the shareholder.

Registration Statements

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Independent Registered Public Accounting Firm

KPMG LLP, 1735 Market Street, Suite 4000, Philadelphia, PA 19103-7501, has been selected as the independent registered public accounting firm for the series of New York Life Investments Group of Funds described in this SAI. KPMG LLP audits the financial statements of the Funds and may provide other audit, tax and related services as pre-approved by the Audit Committee.

Transfer Agent

NYLIM Service Company, an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for the Funds. NYLIM Service Company has its principal office and place of business at 30 Hudson Street, Jersey City, New Jersey 07302. Pursuant to its Transfer Agency and Service Agreements with the Funds dated October 1, 2008, as amended, NYLIM Service Company provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. For each class, except Class R6 and SIMPLE Class, the Funds (except for the New

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York Life Investments ETF Asset Allocation Funds) pay NYLIM Service Company fees based on the number of accounts, as well as out-of-pocket expenses and advances incurred by NYLIM Service Company. For purposes of allocating these fees and expenses, each Fund (except the New York Life Investments ETF Asset Allocation Funds) combines the shareholder accounts of its Class A, A2, I, R1, R2 and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, Class C and Class C2 shares (as applicable) into another group. The per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets. A Fund's Class R6 and SIMPLE Class shares, if any, are not combined with any other share class for this purpose. New York Life Investment Management has contractually agreed to limit the transfer agency expenses charged to any Fund’s share class to a maximum of 0.35% of that share class’s average daily net assets on an annual basis (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. For Class R6 Shares, each applicable Fund pays NYLIM Service Company a fee calculated on the basis of the average daily net assets attributable to that Fund’s Class R6 shares. For the New York Life Investments ETF Asset Allocation Funds and SIMPLE Class shares, each Fund pays NYLIM Service Company a fee calculated based on the assets in a shareholder's account up to a certain amount and a per-account fee after such amount to the extent the size of a shareholder account is available. New York Life Investment Management has contractually agreed to limit the transfer agency expenses charged to any Fund’s share class to a maximum of 0.35% of that share class’s expenses (excluding small account fees) after deducting any other applicable expense cap reimbursements or transfer agency waivers. For Class R6 Shares, each applicable Fund pays NYLIM Service Company a fee calculated on the basis of the average daily net assets attributable to that Fund’s Class R6 shares. For the New York Life Investments ETF Asset Allocation Funds and SIMPLE Class shares, each Fund pays NYLIM Service Company a fee calculated based on the assets in a shareholder's account up to a certain amount and a per-account fee after such amount to the extent the size of a shareholder account is available.

NYLIM Service Company has entered into a Sub-Transfer Agency and Service Agreement with SS&C located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 and pays to SS&C per account and per transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services. In connection with providing these services, SS&C deposits cash received in connection with mutual fund transactions in demand deposit accounts with JPMorgan and retains the interest earnings generated from these accounts. SS&C will perform certain of the services for which NYLIM Service Company is responsible.

In addition, the Funds or NYLIM Service Company or an affiliate may contract with other service organizations, including affiliates of NYLIM Service Company and broker/dealers and other financial institutions, to compensate them for providing sub-transfer agency and other administrative services with respect to beneficial owners of Fund shares held through omnibus accounts.

Sub-Administrator

JPMorgan, 383 Madison Avenue, New York, New York 10179, provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with New York Life Investment Management. These services include calculating daily NAVs of the Funds, maintaining general ledger and subledger accounts for the calculation of the Funds' respective NAVs, and assisting New York Life Investment Management in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, JPMorgan is compensated by New York Life Investment Management.

Custodian

JPMorgan, 383 Madison Avenue, New York, New York 10179, serves as custodian of the cash and securities of the Funds, and has subcustodial agreements for holding the Funds' foreign assets. For providing these services, JPMorgan is compensated by the Funds.

Legal Counsel

Legal advice regarding certain matters relating to the federal securities laws is provided by Dechert LLP, 1900 K Street, NW, Washington, District of Columbia 20006.

CONTROL PERSONS AND BENEFICIAL SHARE OWNERSHIP OF THE FUNDS

Management Ownership

As of January 31, 2026, the Trustees and officers of the New York Life Investments Group of Funds as a group owned less than 1% of the outstanding shares of any class of shares of each of the Funds, except that they owned 8.0% of Class I shares of NYLI Conservative Allocation Fund and 14.4% of Class I shares of NYLI Moderate Allocation Fund.

Principal Shareholders and Control Persons

The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Manager or a subadvisory agreement with a Subadvisor, without regard to votes by other Fund shareholders. Additional information about Control Persons, if any, is provided following the tables.

178

The information provided for each Fund is as of the date indicated for each corresponding table below. The information provided for each Fund is as of a date no more than 30 days prior to the date of filing a post-effective amendment to the applicable Trust’s registration statement with respect to such Fund.

Funds with fiscal year ending April 30

(Information is as of July 31, 2025)

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
NYLI CBRE Global Infrastructure Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	989,313.332	17.31%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1965
		NATIONAL FINANCIAL SERVICES LLC	1,582,168.653	27.68%
		FOR EXCL BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD FL 5
		JERSEY CITY NJ 07310-2010
		RAYMOND JAMES	358,748.522	6.28%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		VOYA INSTITUTIONAL TRUST COMPANY	301,288.201	5.27%
		PO BOX 990065
		HARTFORD CT 06199-0065
	CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC	69,256.445	7.98%
		FBO
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405
		CHARLES SCHWAB & CO INC	78,456.210	9.04%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
		MORGAN STANLEY SMITH BARNEY LLC	261,151.243	30.08%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1965
		RAYMOND JAMES	213,243.576	24.56%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		WELLS FARGO CLEARING SVCS LLC	129,876.557	14.96%
		A/C
		2801 MARKET STREET
		SAINT LOUIS MO 63103-2523
	CLASS I	BAND & CO C/O US BANK NA	6,463,538.808	10.46%
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958
		CHARLES SCHWAB & CO INC	5,414,723.856	8.76%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
		CHARLES SCHWAB & CO INC	7,393,016.428	11.96%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST

179

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1901
		MORGAN STANLEY SMITH BARNEY LLC	5,470,109.398	8.85%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1965
		NATIONAL FINANCIAL SERVICES LLC	15,295,584.852	24.74%
		OUR CUSTOMERS
		ATTN MUTUAL FUNDS DEPARTMENT
		4TH FLOOR
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-2010
		RAYMOND JAMES	5,575,085.839	9.02%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	BAND & CO US BANK	1,061,933.729	14.29%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
		CAPINCO C/O US BANK	4,419,192.329	59.45%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
		EDWARD D JONES & CO	1,559,113.351	20.97%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
NYLI CBRE Real Estate Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	800,595.426	6.12%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		MORGAN STANLEY SMITH BARNEY LLC	3,681,411.620	28.12%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1965
		NATIONAL FINANCIAL SERVICES LLC	1,015,639.979	7.76%
		FOR EXCL BENEFIT OF OUR CUSTOMERS
		499 WASHINGTON BLVD FL 5
		JERSEY CITY NJ 07310-2010
		PERSHING LLC	1,002,077.282	7.65%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0001
		VOYA RETIREMENT INSURANCE AND	1,488,206.157	11.37%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
	INVESTOR	NEW YORK LIFE TRUST CO CUST	1,406.532	5.67%
	CLASS	CHARLIE BARBUTI FURNITURE MALL NDFI
		BRIAN J STARR
	CLASS C	CHARLES SCHWAB & CO INC	14,577.153	12.94%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		LPL FINANCIAL	17,848.024	15.85%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE

180

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		MERRILL LYNCH PIERCE FENNER &	5,858.072	5.20%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	21,827.237	19.38%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0001
		RAYMOND JAMES	19,633.035	17.43%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		WELLS FARGO CLEARING SVCS LLC	5,676.417	5.04%
		A/C
		2801 MARKET STREET
		SAINT LOUIS MO 63103-2523
	CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC	1,197,720.898	11.60%
		FBO
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405
		ATTN MUTUAL FUNDS	835,203.096	8.09%
		C/O ID
		SEI PRIVATE TRUST COMPANY
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		CHARLES SCHWAB & CO INC	1,145,479.733	11.09%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
		MERRILL LYNCH PIERCE FENNER &	549,933.709	5.33%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,979,059.630	19.16%
		OUR CUSTOMERS
		ATTN MUTUAL FUNDS DEPARTMENT
		4TH FLOOR
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-2010
		UBS WM USA	593,817.524	5.75%
		FBO
		SPEC CDY A/C EXL BEN CUSTOMERS
		OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R6	MERRILL LYNCH PIERCE FENNER &	162,142.998	12.07%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	124,388.367	9.26%
		499 WASHINGTON BLVD

181

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07310-1995
		TIAA TRUST, N.A. AS CUST/TTEE	147,924.064	11.01%
		OF RETIREMENT PLANS
		RECORDKEPT BY TIAA
		ATTN: FUND OPERATIONS
		8500 ANDREW CARNEGIE BLVD
		CHARLOTTE NC 28262-8500
		VOYA INSTITUTIONAL TRUST COMPANY	146,282.617	10.89%
		PO BOX 990065
		HARTFORD CT 06199-0065
		VOYA RETIREMENT INSURANCE AND	318,037.388	23.67%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
NYLI Conservative ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	640,596.076	16.14%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	JUSTIN KELLOM	6,539.868	20.36%
		DONELLE E KELLOM COMM PROP
		NEW YORK LIFE INVESTMENT MGMT	2,724.238	8.48%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE TRUST CO	1,677.102	5.22%
		CUST FOR THE ROTH IRA OF
		MARYANNE BRESCIA
		NEW YORK LIFE TRUST CO	17,316.681	53.92%
		CUST FOR THE IRA OF
		DEBORAH U DUPREE
	CLASS I	NEW YORK LIFE INVESTMENT MGMT	3,610.935	99.82%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
	CLASS R3	NASSAU COUNTY COUNCIL ON AGING	6,275.616	6.57%
		457B DEF COMP KAREN HACKETT TTEE
		FBO JANICE ANCRUM
		1901 ISLAND WALK WAY
		FERNANDINA BEACH FL 32034-4732
		NATIONAL FINANCIAL SERVICES LLC	9,107.468	9.53%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	38,378.623	40.16%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
NYLI Equity ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,337,493.875	23.46%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	CRAIG F GONG	2,348.145	19.71%
		TOD REGISTRATION ON FILE
		JOSE AISPURO	852.324	7.15%
		TOD REGISTRATION ON FILE
		KAYLA L ALLMENDINGER	1,823.300	15.30%
		NEW YORK LIFE INVESTMENT MGMT	2,567.652	21.55%

182

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE TRUST CO	1,142.901	9.59%
		CUST FOR THE IRA OF
		DOUGLAS REINER
		NEW YORK LIFE TRUST CO	1,536.235	12.89%
		CUST FOR THE ROTH IRA OF
		CHRISTINE THIETTEN
	CLASS I	NEW YORK LIFE INVESTMENT MGMT	1,453.079	19.35%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		PERSHING LLC	5,453.782	72.64%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS R3	NATIONAL FINANCIAL SERVICES LLC	17,045.665	12.63%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	11,411.480	8.45%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	24,582.025	18.21%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	16,587.380	12.29%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
NYLI Growth ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,640,638.586	20.71%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	GILLIAN M SWENY	695.064	8.27%
		TOD REGISTRATION ON FILE
		JASON C MCGUIRE	479.970	5.71%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE INVESTMENT MGMT	2,620.086	31.17%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE TRUST CO	508.305	6.05%
		CUST FOR THE IRA OF
		SHARON L KLIMKIEWICZ
		NEW YORK LIFE TRUST CO	1,757.098	20.90%
		CUST FOR THE ROTH IRA OF
		CAROL K FITTELL
		NEW YORK LIFE TRUST COMPANY	964.088	11.47%
		CUST FOR THE ROTH IRA OF
		ANDREA JANES
	CLASS I	NEW YORK LIFE INVESTMENT MGMT	2,645.683	50.47%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE TRUST CO	743.131	14.18%

183

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUST FOR THE ROTH IRA OF
		JOSEPH L PICHETTE
		PERSHING LLC	1,537.027	29.32%
		PO BOX 2052
		JERSEY CITY NJ 07303-2052
	CLASS R3	NATIONAL FINANCIAL SERVICES LLC	35,648.381	17.68%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	50,277.563	24.93%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	13,158.010	6.52%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
NYLI Moderate ETF Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,943,190.047	18.15%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	BEVERLY CHO	939.571	5.52%
		TOD REGISTRATION ON FILE
		BEVERLY CHO	2,044.424	12.01%
		JARRETT GREEN JTWROS
		JOSE AISPURO	997.652	5.86%
		TOD REGISTRATION ON FILE
		NATIONAL FINANCIAL SERVICES LLC	4,631.581	27.21%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE TRUST CO	901.023	5.29%
		CUST FOR THE ROTH IRA OF
		LAURA K DANIELS
		NEW YORK LIFE TRUST CO CUST	1,555.682	9.14%
		CENTRAL CHRISTIAN CHURCH NDFI S-IRA
		VICKI L PALMER
		ROGELIO VALDEZ	3,108.844	18.26%
		TOD REGISTRATION ON FILE
	CLASS I	MICHELLE K LEE	284.196	8.61%
		TOD REGISTRATION ON FILE
		NATIONAL FINANCIAL SERVICES LLC	188.539	5.71%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INVESTMENT MGMT	2,823.340	85.52%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
	CLASS R3	APEX VALLEY ROOFING INC CASH	49,268.209	13.46%
		BALANCE PLAN
		VERONICA GARCIA TTEE
		4877 W JENNIFER AVE STE 104
		FRESNO CA 93722-5069
		NATIONAL FINANCIAL SERVICES LLC	28,480.449	7.78%
		499 WASHINGTON BLVD

184

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	63,512.217	17.36%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	21,209.259	5.80%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		NATIONAL FINANCIAL SERVICES LLC	19,826.701	5.42%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		YOUR DREAM STORE INC CUST	22,698.538	6.20%
		FBO JOSEPH WEISS S/D IRA
		JOSEPH WEISS TTEE
		100A BROADWAY # 498
		BROOKLYN NY 11249-6127

185

Funds with fiscal year ending October 31

(Information is as of January 31, 2026)

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
NYLI Balanced Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	2,703,186.346	23.31%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	13,113.032	9.37%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	21,633.285	15.46%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	15,993.868	11.43%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		AMERICAN ENTERPRISE INVESTMENT SVC	10,430.736	7.45%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	14,447.204	10.32%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	PERSHING LLC	102,894.856	6.37%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & COMPANY INC	185,077.609	11.46%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		NATIONAL FINANCIAL SERVICES LLC	174,303.826	10.79%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	107,142.077	6.63%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	113,240.036	7.01%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		EMPOWER TRUST FBO	187,970.590	11.64%
		RECORDKEEPING FOR VARIOUS BENEFIT P
		8525 E ORCHARD RD
		C/O MUTUAL FUND TRADING
		GREENWOOD VILLAGE CO 80111-5002

186

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	740.824	35.90%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		NEW YORK LIFE INVESTMENT MGMT	1,322.665	64.10%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
NYLI Candriam Emerging Markets Debt Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,531,962.861	29.65%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	9,769.815	18.44%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	19,533.430	36.87%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NEW YORK LIFE TRUST CO CUST	4,050.282	7.64%
		MISSION IN CHINA INT'L NDFI SI-IRA
		ONDINE T NG
	CLASS I	NEW YORK LIFE INSURANCE CO	433,942.634	7.61%
		MAINSTAY VP CONSERVATIVE ALLOCAT
		57200
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	824,869.840	14.47%
		MAINSTAY VP MODERATE ALLOCATION
		(57220)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,240,076.483	21.76%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	983,337.412	17.25%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	452,043.801	7.93%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,059,239.355	18.59%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805

187

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NATIONAL FINANCIAL SERVICES LLC	506,030.352	8.88%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
NYLI Candriam Emerging Markets Equity Fund	INVESTOR	NEW YORK LIFE TRUST CO	963.868	5.39%
	CLASS	CUST FOR THE IRA OF
		JENNIFER L SERRANO
		NEW YORK LIFE TRUST CO	946.986	5.29%
		CUST FOR THE ROTH IRA OF
		JOHN F MYERS
	CLASS C	NEW YORK LIFE TRUST CO	686.928	19.23%
		CUST FOR THE ROTH IRA OF
		HELEN F NEUFELD
		NEW YORK LIFE TRUST CO	1,392.170	38.96%
		CUST FOR THE ROTH IRA OF
		ANGELA ISABEL CHEN
		NEW YORK LIFE TRUST CO	735.931	20.60%
		CUST FOR THE ROTH IRA OF
		STEPHANIE CHEN
		CRAIG F GONG	440.149	12.32%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE TRUST CO	246.767	6.91%
		CUST FOR THE ROTH IRA OF
		THOMAS MOLINET
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	412,787.281	58.03%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RBC CAPITAL MARKETS LLC	241,647.124	33.97%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
	CLASS R6	NEW YORK LIFE INSURANCE CO	1,842,240.766	24.87%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,514,826.063	20.45%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	418,035.944	5.64%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,295,070.229	30.98%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		SEI PRIVATE TRUST COMPANY	944,868.873	12.75%
		C/O BMO WEALTH MANAGEMENT U.S.
		1 FREEDOM VALLEY DR
188

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OAKS PA 19456-9989
NYLI Conservative Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,348,794.341	12.77%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	WELLS FARGO CLEARING SERVICES LLC	65,273.207	14.10%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	NEW YORK LIFE TRUST CO	28,574.772	7.72%
		CUST FOR THE IRA OF
		SUSAN KERLEY
		JOHN HANCOCK TRUST COMPANY LLC	109,215.715	29.50%
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038
		NEW YORK LIFE TRUST COMPANY	22,226.905	6.00%
		CUSTODIAN FOR THE IRA OF
		JOHN E DARKEN
		NATIONAL FINANCIAL SERVICES LLC	30,367.923	8.20%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		STATE STREET BANK AND TRUST	31,036.946	8.38%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		UBS WM USA	35,693.618	9.64%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	39,688.532	10.72%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
NYLI Epoch Capital Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,958,659.956	45.37%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	INVESTOR	ASCENSUS TRUST COMPANY FBO	186,065.945	68.96%
	CLASS	GREENSBORO AUTO AUCTION, INC EMPLOY
		403491
		P.O. BOX 10758
		FARGO ND 58106-0758
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	8,061.543	10.95%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

189

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		PERSHING LLC	18,133.107	24.62%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	5,467.122	7.42%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		AMERICAN ENTERPRISE INVESTMENT SVC	15,009.532	20.38%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		CHARLES SCHWAB & CO., INC.	22,662.757	30.77%
		ATTN: MUTUAL FUND OPS
		211 MAIN ST.
		SAN FRANCISCO CA 94105-1901
	CLASS I	PERSHING LLC	331,957.452	7.86%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	471,835.860	11.17%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		LPL FINANCIAL	875,049.735	20.71%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	269,693.309	6.38%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	318,224.113	7.53%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		NEW YORK LIFE INSURANCE CO	226,304.754	5.36%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
NYLI Epoch Global Equity Yield Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	751,764.041	12.20%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	1,035,296.036	16.80%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,200,352.606	19.48%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995

190

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		WELLS FARGO CLEARING SERVICES LLC	381,762.154	6.20%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	487,751.292	7.92%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	INVESTOR	JOHN HANCOCK TRUST COMPANY LLC	44,850.359	12.82%
	CLASS	200 BERKELEY ST STE 7
		BOSTON MA 02116-5038
		MATRIX TRUST COMPANY AS AGENT FOR	59,343.414	16.96%
		ADVISOR TRUST, INC
		CARROLLTON ORTHOPAEDIC CLINIC PC
		401K AND PSP
		717 17TH ST STE 1300
		DENVER CO 80202-3304
		MATRIX TRUST COMPANY AS AGENT FOR	57,323.807	16.39%
		ADVISOR TRUST, INC
		CARROLLTON EMERGENCY PHYSICIANS PC
		401K / PROFIT SHARING PLAN
		717 17TH ST STE 1300
		DENVER CO 80202-3304
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	30,414.594	12.09%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	34,164.949	13.58%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	21,068.783	8.37%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	17,910.117	7.12%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	118,760.287	47.20%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MERRILL LYNCH PIERCE FENNER &	3,193,919.140	11.70%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	4,197,808.594	15.38%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

191

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	2,452,784.521	8.99%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
		RAYMOND JAMES	7,842,404.638	28.74%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		CHARLES SCHWAB & CO INC	2,383,913.354	8.74%
		ATTN: MUTUAL FUNDS DEPT
		TEAM M 333/08-402
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
	CLASS R6	VANGUARD FIDUCIARY TRUST CO	24,931.221	21.99%
		PO BOX 2600 VM 613
		ATTENTION: OUTSIDE FUNDS
		VALLEY FORGE PA 19482-2600
		STATE STREET BANK AND TRUST	6,776.969	5.98%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		EMPOWER TRUST FBO	6,304.608	5.56%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
		MATRIX TRUST CO AS TTEE FBO	45,073.917	39.76%
		GLOBAL IMAGING SYSTEMS
		PO BOX 52129
		PHOENIX AZ 85072-2129
		NATIONAL FINANCIAL SERVICES LLC	7,128.448	6.29%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
NYLI Epoch International Choice Fund	CLASS A	EDWARD D JONES & CO	245,191.475	35.67%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		NATIONAL FINANCIAL SERVICES LLC	107,772.075	15.68%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	374.305	42.88%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	51.446	5.89%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	151.099	17.31%

192

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NEW YORK LIFE TRUST CO	54.122	6.20%
		CUST FOR THE ROTH IRA OF
		KAREN L MALLARD
		DOROTHY A SCHROEDER	83.485	9.56%
		NEW YORK LIFE TRUST CO	62.551	7.17%
		CUST FOR THE ROTH IRA OF
		JODY S EPSARO
	CLASS I	NEW YORK LIFE INSURANCE CO	422,619.556	8.59%
		MAINSTAY VP MODERATE ALLOCATION
		(57220)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	876,644.299	17.81%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	781,100.136	15.87%
		MAINSTAY VP EQUITY ALLOCATION
		(57210)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	520,072.580	10.57%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	505,813.394	10.28%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	749,068.118	15.22%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	522.116	30.95%
		GUZMAN TRANSPORT XPRESS LLC
		DAVID GUZMAN JR
		NEW YORK LIFE INVESTMENT MGMT	740.820	43.91%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE TRUST CO CUST	130.661	7.74%
		NATOMAS PHYSICAL THERAPY
		MELANIE D BESSAS
		NEW YORK LIFE TRUST CO CUST	293.531	17.40%
		PURINTUN FARMS
		NATHAN L BAUMGARTNER
NYLI Epoch U.S. Equity Yield Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,978,689.045	18.82%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

193

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	15,411.796	6.27%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		WELLS FARGO CLEARING SERVICES LLC	61,546.791	25.02%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	22,461.611	9.13%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	53,868.275	21.90%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	CHARLES SCHWAB & COMPANY INC	2,919,775.894	20.52%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		LPL FINANCIAL	1,161,582.566	8.16%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	2,559,852.169	17.99%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	1,999,721.770	14.05%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	EDWARD D JONES & CO	684,109.472	12.00%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		NEW YORK LIFE INSURANCE CO	1,256,808.538	22.04%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,441,098.015	25.27%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	370,462.094	6.50%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND

194

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,885,461.622	33.06%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	1,417.600	5.78%
		BRISTOL SOUTH INC
		RUSSELL T YULE
		NEW YORK LIFE TRUST CO CUST	2,457.300	10.03%
		ST MARYS HOME HEALTH
		DANIEL RAMIREZ
		NEW YORK LIFE TRUST CO CUST	1,555.969	6.35%
		GUZMAN TRANSPORT XPRESS LLC
		DAVID GUZMAN JR
		NEW YORK LIFE TRUST CO CUST	2,357.165	9.62%
		TTM TIRES LLC
		JESUS GARCIA
		NEW YORK LIFE TRUST CO CUST	2,357.165	9.62%
		TTM TIRES LLC
		ADELA GARCIA
		NEW YORK LIFE INVESTMENT MGMT	2,088.497	8.52%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE TRUST CO CUST	1,302.879	5.32%
		JAMES ROSS ADVERTISING
		NEIL J ROSS
		NEW YORK LIFE TRUST CO CUST	1,321.810	5.39%
		JAMES ROSS ADVERTISING
		CAROLYN PAIGE ROSS
NYLI Equity Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	2,133,373.454	8.97%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	PERSHING LLC	43,560.325	42.77%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	25,871.588	25.40%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	5,237.765	5.14%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	8,601.460	8.45%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
NYLI Fiera SMID Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	583,513.312	53.96%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD

195

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	LPL FINANCIAL	3,497.325	5.83%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		MERRILL LYNCH PIERCE FENNER &	48,066.828	80.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	CLASS I	MERRILL LYNCH PIERCE FENNER & SMITH	481,793.545	7.61%
		FOR THE SOLE BENEFITS OF ITS CUST
		4800 DEER LAKE DR EAST
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	929,510.957	14.68%
		FBO CUSTOMER ACCOUNTS
		ATTN MUTUAL FUNDS OPERATIONS
		PO BOX 509046
		SAN DIEGO CA 92150-9046
		SPEC CDY A/C EXCL BEN CUST UBSFSI	2,055,073.060	32.45%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		ATTN DEPT MANAGER
		1000 HARBOR BLVD 5TH FLOOR
		WEEHAWKEN NJ 07086-6761
		NATIONAL FINANCIAL SERVICES LLC	1,066,210.140	16.84%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R6	NEW YORK LIFE INSURANCE CO	2,028,292.816	16.78%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	764,105.929	6.32%
		MAINSTAY VP MODERATE ALLOCATION
		(57220)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,019,129.797	16.70%
		MAINSTAY VP EQUITY ALLOCATION
		(57210)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,083,374.853	17.23%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,405,772.624	11.63%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND

196

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,779,968.079	23.00%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
NYLI Floating Rate Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	23,343,131.677	33.19%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MERRILL LYNCH PIERCE FENNER &	195,796.619	5.28%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	318,005.734	8.57%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	559,016.954	15.07%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	1,798,253.206	48.48%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	4,918,415.629	8.17%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	8,428,958.641	14.01%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	3,319,308.833	5.52%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	5,126,684.634	8.52%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	6,640,770.966	11.03%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		BAND & CO US BANK	5,684,076.727	9.44%
		PO BOX 1787

197

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MILWAUKEE WI 53201-1787
		UBS WM USA	3,464,740.765	5.76%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	11,381,044.530	18.91%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	14,422,691.120	53.18%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		NEW YORK LIFE INSURANCE CO	4,526,162.554	16.69%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	3,121,005.835	11.51%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	4,875,756.853	17.98%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	4,317.845	5.32%
		HANKEYS RIVERSIDE LLC
		JUSTIN C HANKEY
		NEW YORK LIFE TRUST CO CUST	4,080.680	5.02%
		HANKEYS RIVERSIDE LLC
		AMANDA L HANKEY
		NEW YORK LIFE TRUST CO CUST	4,513.407	5.56%
		PEMBERTON PERSONAL INJURY LAW FIRM
		ANGELA M PEMBERTON
		NEW YORK LIFE TRUST CO CUST	8,329.384	10.25%
		ST MARYS HOME HEALTH
		GOR KRBOYAN
		NEW YORK LIFE TRUST CO CUST	4,861.162	5.98%
		ST MARYS HOSPICE SERVICES
		GARY G KRBOYAN
		NEW YORK LIFE TRUST CO CUST	9,633.143	11.86%
		LOG HOME DOCTORS
		DANIEL J HORKAN
		NEW YORK LIFE TRUST CO CUST	6,501.662	8.00%
		ELUSIVE ESCAPE ROOMS LLC
		WILLIAM D TROXEL
		NEW YORK LIFE TRUST CO CUST	6,205.802	7.64%
		PEMBERTON PERSONAL INJURY LAW FIRM
		WILLIAM M PEMBERTON
NYLI Growth Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,725,711.774	8.07%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD

198

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	PERSHING LLC	126,022.840	17.34%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		JOHN HANCOCK TRUST COMPANY LLC	314,900.381	43.32%
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038
		NATIONAL FINANCIAL SERVICES LLC	42,841.871	5.89%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		THE GARY M & PATRICIA J O'NEILL	41,741.306	5.74%
		REVOVCABLE LIVING TRUST
		DTD 7/17/1986
		GARY M & PATRICIA J O'NEILL TTEE
		CHARLES SCHWAB TRUST BANK	49,906.631	6.86%
		ROBERT E. ANDERSON, M.D., A
		PROFESSIONAL CORPORATION 401(K) 704
		2423 E LINCOLN DR
		PHOENIX AZ 85016-1215
NYLI Income Builder Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	5,385,592.909	17.10%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	PERSHING LLC	59,159.177	6.93%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	90,115.869	10.56%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	56,592.210	6.63%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SERVICES LLC	143,816.030	16.85%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	90,928.001	10.66%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	155,079.685	18.18%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	605,922.395	5.19%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

199

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCH PIERCE FENNER &	1,538,068.053	13.19%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JOHN HANCOCK TRUST COMPANY LLC	1,218,113.287	10.44%
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038
		LPL FINANCIAL	818,846.181	7.02%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	813,752.944	6.98%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	869,416.259	7.45%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	895,554.792	7.68%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	684,581.910	5.87%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	1,740,055.371	14.92%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	PERSHING LLC	15,813.481	5.07%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		MID ATLANTIC TRUST COMPANY FBO	20,079.635	6.44%
		WHITE LABS 401(K) PROFIT SHARING PL
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
		ASCENSUS TRUST COMPANY FBO	98,280.428	31.53%
		CONTROL AIR & AFFILIATES 401(K) PLA
		039877
		P.O. BOX 10758
		FARGO ND 58106-0758
		MID ATLANTIC TRUST COMPANY FBO	24,788.062	7.95%
		SURFACE OPTICS CORP 401(K) PROFIT S
		1251 WATERFRONT PL STE 525
		PITTSBURGH PA 15222-4228
		EDWARD D JONES & CO	30,040.453	9.64%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710

200

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCH PIERCE FENNER &	113,341.030	36.36%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	841.151	14.17%
		EYE CENTERS OF NEW OHIO
		NEW YORK LIFE TRUST CO CUST	1,085.541	18.28%
		YOUNGSTOWN OXYGEN & WELDING
		NEW YORK LIFE TRUST CO CUST	969.123	16.32%
		WONJIN INC DBA SUBWAY
		NEW YORK LIFE TRUST CO CUST	1,103.033	18.58%
		INFINIA DENTAL INC
		NEW YORK LIFE TRUST CO CUST	392.329	6.61%
		INFINIA DENTAL INC
		NEW YORK LIFE INVESTMENT MGMT	1,546.120	26.04%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
NYLI MacKay Arizona Muni Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	19,664.938	5.46%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	135,317.348	37.56%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	58,929.693	16.36%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES & ASSOC INC	117,241.039	32.54%
		FBO RJ 50895030
		880 CARILLON PARKWAY
		SAINT PETERSBURG FL 33716-1100
	CLASS C	EUGENIA S H PANG TTEE	18,560.591	19.37%
		HESTER CHU PANG RLT AGMT
		U/A DTD 10/19/1994
		WELLS FARGO CLEARING SVCS LLC	67,125.759	70.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	CHARLES SCHWAB & CO INC	882,346.283	29.23%
		SPECIAL CUSTODY ACCOUNT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
		LPL FINANCIAL	318,162.923	10.54%
		A/C 1000-0005
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	275,598.604	9.13%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS

201

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SVCS LLC	464,027.491	15.37%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		PERSHING LLC	164,451.056	5.45%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
NYLI MacKay California Muni Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	4,901,830.509	9.99%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	4,186,072.384	8.53%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	14,779,566.865	30.11%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JP MORGAN SECURITIES LLC OMNI ACCT	2,511,962.319	5.12%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	3,467,213.109	7.06%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SERVICES LLC	10,927,206.619	22.26%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	PERSHING LLC	400,691.786	17.75%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		MERRILL LYNCH PIERCE FENNER &	235,972.138	10.45%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	228,343.266	10.12%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	907,664.353	40.21%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	125,165.055	5.55%
		FBO

202

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC	381,119.128	99.31%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	12,642,384.925	16.59%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	14,160,002.799	18.58%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	5,869,378.302	7.70%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	10,965,554.542	14.39%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	4,774,258.698	6.26%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	8,201,646.723	10.76%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	6,845,908.326	8.98%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R6	EDWARD D JONES & CO	575,484.557	12.15%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		JP MORGAN SECURITIES LLC OMNI ACCT	1,357,232.677	28.67%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		SEI PRIVATE TRUST COMPANY	2,784,072.740	58.80%
		C/O BMO WEALTH MANAGEMENT
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
NYLI MacKay Colorado Muni Fund	CLASS A	CHARLES SCHWAB & COMPANY INC	15,366.055	5.65%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SERVICES LLC	222,264.705	81.76%
		SPECIAL CUSTODY ACCT FOR THE

203

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MORGAN STANLEY SMITH BARNEY LLC	17,853.231	6.57%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	10,252.001	11.99%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1965
		EDWARD D JONES & CO FOR THE	5,820.548	6.81%
		EXCLUSIVE BENEFIT OF CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		LPL FINANCIAL	8,136.877	9.52%
		A/C 1000-0005
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SVCS LLC	49,884.623	58.34%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	7,038.190	8.23%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS I	CHARLES SCHWAB & CO INC	324,722.337	11.81%
		SPECIAL CUSTODY ACCOUNT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
		LPL FINANCIAL	217,811.078	7.92%
		A/C 1000-0005
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	630,191.729	22.92%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SVCS LLC	359,004.990	13.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MORI & CO	211,917.353	7.71%
		922 WALNUT ST
		MAILSTOP TBTS 2
		KANSAS CITY MO 64106-1802
		UBS WM USA	357,824.834	13.02%
		0O0 11011 6100
		SPEC CDY A/C EXL BEN CUSTOMERS
		OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
NYLI MacKay Convertible Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	8,616,365.545	24.31%
		FOR THE EXCLUSIVE BENEFIT OF OUR

204

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	LPL FINANCIAL	124,507.363	10.60%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	209,762.682	17.85%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SERVICES LLC	94,519.038	8.04%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RBC CAPITAL MARKETS LLC	88,712.431	7.55%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
		RAYMOND JAMES	359,356.790	30.59%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	6,109,563.892	14.93%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		CHARLES SCHWAB & CO INC	2,414,007.117	5.90%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		LPL FINANCIAL	2,251,382.297	5.50%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	6,108,131.838	14.93%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	2,070,094.921	5.06%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	3,484,224.912	8.52%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	3,670,986.065	8.97%
205

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
NYLI MacKay High Yield Corporate Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	102,893,769.739	19.49%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	LPL FINANCIAL	3,828,858.830	36.63%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	816,479.908	7.81%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	1,580,496.014	15.12%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	36,452,008.546	5.04%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		CHARLES SCHWAB & COMPANY INC	44,321,874.798	6.13%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		NATIONAL FINANCIAL SERVICES LLC	89,457,104.938	12.38%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	300,470,109.849	41.57%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	133,560,480.821	18.48%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	425,280.414	33.26%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	68,250.454	5.34%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

206

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		STATE STREET BANK AND TRUST	186,818.610	14.61%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		FIIOC FBO	81,057.395	6.34%
		QUEBIT CONSULTING LLC 401K PLAN
		100 MAGELLAN WAY
		COVINGTON KY 41015-1987
		EMPOWER TRUST FBO	134,258.864	10.50%
		EMPLOYEE BENEFITS CLIENTS 401K
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R3	PARTNERSHIP PROPERTY SERV LLC CUST	68,659.428	6.10%
		FBO RYAN LAUCK
		RYAN LAUCK TTEE
		3341 HAMILTON CLEVES RD
		HAMILTON OH 45013-9535
		ONZA RACING CORP DEF BENEFIT PLAN	171,701.969	15.26%
		HAMILTON CHEN TTEE
		9800 RESEARCH DR
		IRVINE CA 92618-4310
		DAMAJ HORIZON VIEW MEDICAL CENTER	94,148.551	8.37%
		PC CASH BAL PLAN
		NOUHAD B DAMAJ TTEE
		301 TUDOR ROSE CT
		LAS VEGAS NV 89145-8681
		ASCENSUS TRUST COMPANY FBO	167,020.258	14.85%
		COMWEB PACKAGING CORP., EMPLOYEES 4
		192170
		P.O. BOX 10758
		FARGO ND 58106-0758
	CLASS R6	EDWARD D JONES & CO	355,689,574.209	40.86%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		JP MORGAN SECURITIES LLC OMNI ACCT	220,816,375.250	25.37%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	3,384.106	9.80%
		GREAT SOUTH PT AND SPORTS
		COSMO BACCARELLA
		NEW YORK LIFE TRUST CO CUST	5,298.689	15.35%
		CLARK APPRAISAL COMPANY OF AR
		BRAD A CLARK
		NEW YORK LIFE TRUST CO CUST	3,837.893	11.12%
		TSULTRIM TENZIN
		TSULTRIM TENZIN
		NEW YORK LIFE TRUST CO CUST	3,371.111	9.76%
		MD ROOFING AND COATINGS LLC
		RANDALL DORENBOS
		NEW YORK LIFE TRUST CO CUST	4,984.961	14.44%
		LOG HOME DOCTORS
		MATTHEW O OBERG
		NEW YORK LIFE INVESTMENT MGMT	5,960.802	17.27%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805

207

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NEW YORK LIFE TRUST CO CUST	3,588.035	10.39%
		JAMES ROSS ADVERTISING
		NEIL J ROSS
		NEW YORK LIFE TRUST CO CUST	3,654.208	10.58%
		JAMES ROSS ADVERTISING
		CAROLYN PAIGE ROSS
NYLI MacKay High Yield Muni Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	14,917,582.963	12.64%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	12,108,289.984	10.26%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	24,939,330.861	21.13%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	14,995,734.539	12.71%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	7,911,494.138	6.70%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	1,103,252.233	13.42%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	694,473.758	8.45%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	461,358.762	5.61%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	418,687.732	5.09%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SERVICES LLC	1,968,714.800	23.95%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	493,617.295	6.01%
		FBO
		707 2ND AVE S

208

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	2,082,300.576	25.34%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	50,791,077.454	9.50%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	98,165,734.434	18.36%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	50,744,086.909	9.49%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		NATIONAL FINANCIAL SERVICES LLC	83,252,749.022	15.57%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	69,762,785.183	13.05%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	43,613,916.682	8.16%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	ATTN MUTUAL FUNDS	8,282,825.517	7.00%
		C/O ID 337
		SEI PRIVATE TRUST COMPANY
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		EDWARD D JONES & CO	7,860,026.016	6.64%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		WELLS FARGO BANK NA FBO	74,781,122.507	63.17%
		OMNIBUS CASH CASH
		XXXX0
		PO BOX 1533
		MINNEAPOLIS MN 55480-1533
		SEI PRIVATE TRUST COMPANY	7,910,071.464	6.68%
		C/O BMO WEALTH MANAGEMENT
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
NYLI MacKay New York Muni Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	13,237,183.077	14.13%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965

209

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		MERRILL LYNCH PIERCE FENNER &	10,373,258.297	11.07%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	13,995,109.860	14.94%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JP MORGAN SECURITIES LLC OMNI ACCT	24,582,686.922	26.24%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	21,125,186.143	22.55%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	INVESTOR	JP MORGAN SECURITIES LLC OMNI ACCT	19,875.776	47.71%
	CLASS	FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
	CLASS C	MERRILL LYNCH PIERCE FENNER &	602,650.413	13.02%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		JP MORGAN SECURITIES LLC OMNI ACCT	1,767,899.263	38.18%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	1,255,286.577	27.11%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	293,105.543	6.33%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC	266,055.894	99.00%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	13,365,424.362	24.48%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	12,284,651.718	22.50%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	7,595,102.012	13.91%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

210

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		NATIONAL FINANCIAL SERVICES LLC	6,710,620.902	12.29%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	2,946,696.703	5.40%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	5,535,815.466	10.14%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R6	MERRILL LYNCH PIERCE FENNER &	758,129.723	61.73%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		EDWARD D JONES & CO	171,882.345	13.99%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		JP MORGAN SECURITIES LLC OMNI ACCT	295,336.016	24.05%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
NYLI MacKay Oregon Muni Fund	CLASS A	EDWARD D JONES & CO	179,684.442	44.47%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		LPL FINANCIAL	29,756.485	7.37%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	171,652.755	42.49%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
	CLASS C	JAMES L BELA	76,357.305	43.58%
		CHERYL I BELA JTWROS
		SONJA K LINDSAY	14,771.468	8.43%
		TOD GEORGE H DANIELS IV
		SUBJECT TO FUND TOD RULES
		WELLS FARGO CLEARING SVCS LLC	18,579.086	10.60%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES & ASSOC INC	14,791.724	8.44%
		FBO RJ 52665923
		880 CARILLON PARKWAY
		SAINT PETERSBURG FL 33716-1100
		LPL FINANCIAL	17,007.200	9.71%
		OMNIBUS CUSTOMER ACCOUNT

211

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
	CLASS I	PERSHING LLC	1,072,611.891	10.25%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	1,467,006.474	14.01%
		SPECIAL CUSTODY ACCOUNT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
		LPL FINANCIAL	582,082.353	5.56%
		A/C 1000-0005
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		BAND & CO C/O US BANK NA	2,276,047.159	21.74%
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958
		COLUMBIA TRUST PARTNERS	717,554.088	6.85%
		COLUMBIA TRUST PARTNERS
		PO BOX 1012
		SALEM OR 97308-1012
NYLI MacKay Short Duration High Income Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	5,854,434.828	8.99%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		NATIONAL FINANCIAL SERVICES LLC	19,113,812.864	29.37%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	4,886,182.676	7.51%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	4,255,544.374	6.54%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	925,084.718	15.42%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	323,489.172	5.39%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	495,003.083	8.25%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	1,901,529.276	31.70%
		SPECIAL CUSTODY ACCT FOR THE

212

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	373,666.728	6.23%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	906,280.637	15.11%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	40,983,231.991	16.27%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	30,462,610.753	12.09%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	22,785,516.388	9.05%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	12,700,994.111	5.04%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		NATIONAL FINANCIAL SERVICES LLC	34,399,237.629	13.66%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	30,379,246.071	12.06%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	22,392,799.708	8.89%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
NYLI MacKay Short Term Muni Fund	CLASS A	WELLS FARGO CLEARING SERVICES LLC	3,955,289.496	13.24%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		MERRILL LYNCH PIERCE FENNER &	7,458,220.706	24.97%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	4,399,090.095	14.73%

213

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		JP MORGAN SECURITIES LLC OMNI ACCT	2,093,634.608	7.01%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		NYLIFE DISTRIBUTORS INC	1,877,766.071	6.29%
		MARTA HANSEN DIRECTOR
		BRIAN WICKWIRE MANAGING DIRECTOR
		AUDIT ACCOUNT
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		RAYMOND JAMES	2,791,848.348	9.35%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	Class A2	MORGAN STANLEY SMITH BARNEY LLC	7,135,358.115	99.96%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	17,196,483.072	19.65%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	19,379,640.760	22.14%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION TEAM
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	5,654,105.455	6.46%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	15,493,023.422	17.70%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	4,894,497.526	5.59%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		UBS WM USA	7,796,644.812	8.91%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
	CLASS R6	JP MORGAN SECURITIES LLC OMNI ACCT	337,732.409	5.40%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER

214

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		SEI PRIVATE TRUST COMPANY	832,838.480	13.31%
		C/O BMO HARRIS SWP
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		SEI PRIVATE TRUST COMPANY	4,848,395.786	77.50%
		C/O BMO HARRIS SWP
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
NYLI MacKay Strategic Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	1,314,511.530	5.58%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	1,307,482.107	5.55%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T71
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	6,271,095.633	26.64%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	2,022,153.779	8.59%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	1,791,674.744	7.61%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	166,617.791	12.66%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	131,988.006	10.03%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	154,420.655	11.73%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	251,012.314	19.07%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	128,592.536	9.77%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405

215

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		RAYMOND JAMES	273,335.610	20.77%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	30,442,412.102	21.51%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	13,883,534.890	9.81%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	11,788,468.471	8.33%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	13,895,845.309	9.82%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	8,977,463.730	6.34%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	14,929,873.978	10.55%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	18,504,382.670	13.08%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	10,903,136.049	7.71%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	PERSHING LLC	80,576.418	10.65%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		MATRIX TRUST COMPANY AS CUST FBO	47,200.084	6.24%
		LARITECH, INC.
		PO BOX 52129
		PHOENIX AZ 85072-2129
		MATRIX TRUST COMPANY AS CUST FBO	400,432.626	52.90%
		RETIREMENT INCOME SECURITY PLAN
		PO BOX 52129
		PHOENIX AZ 85072-2129
		NATIONAL FINANCIAL SERVICES LLC	126,829.970	16.76%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
NYLI MacKay Strategic Muni Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,447,413.473	10.76%
		FOR THE EXCLUSIVE BENEFIT OF OUR

216

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MERRILL LYNCH PIERCE FENNER &	5,680,075.206	17.73%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	2,841,008.107	8.87%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		EDWARD D JONES & CO	2,458,101.930	7.67%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		LPL FINANCIAL	2,253,268.014	7.03%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		AMERICAN ENTERPRISE INVESTMENT SVC	2,243,378.940	7.00%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	4,270,180.356	13.33%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		MORGAN STANLEY SMITH BARNEY LLC	5,585,460.748	17.44%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	INVESTOR	EDWARD SCHUETZ	738.151	10.79%
	CLASS	LINDA SCHUETZ JT TEN
		TOD REGISTRATION ON FILE
		ENTERPRISE SAFETY LLC	563.051	8.23%
		ARTHUR H FEDIE TTEE
		1020 VILLAGE SQ
		ALTOONA WI 54720-2557
		NEW YORK LIFE TRUST CO	376.739	5.51%
		CUST FOR THE IRA OF
		CURTIS R BALLARD
		BARBARA HELEN KENT	1,394.678	20.39%
		TOD REGISTRATION ON FILE
		NEW YORK LIFE INVESTMENT MGMT	2,982.262	43.60%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		KENNETH J HALL JR	609.637	8.91%
		TOD REGISTRATION ON FILE
	CLASS C	CHARLES SCHWAB & CO INC	349,936.815	19.70%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST

217

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1901
		MERRILL LYNCH PIERCE FENNER &	392,131.659	22.07%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SVCS LLC	205,050.041	11.54%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		LPL FINANCIAL	164,031.153	9.23%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		AMERICAN ENTERPRISE INVESTMENT SVC	242,627.951	13.66%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	324,410.345	18.26%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC	354,223.760	99.19%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	29,020,605.756	14.09%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	33,609,054.551	16.32%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	12,256,482.784	5.95%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	17,988,283.997	8.74%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	28,729,254.560	13.95%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		AMERICAN ENTERPRISE INVESTMENT SVC	24,424,427.470	11.86%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	16,085,617.230	7.81%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM

218

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
		NATIONAL FINANCIAL SERVICES LLC	18,880,452.794	9.17%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R6	SEI PRIVATE TRUST COMPANY	2,729,434.439	38.24%
		C/O REGIONS BANK
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		ATTN MUTUAL FUNDS	542,860.642	7.61%
		C/O ID 225
		SEI PRIVATE TRUST COMPANY
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		EDWARD D JONES & CO	3,671,602.053	51.44%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
NYLI MacKay Tax Free Bond Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	19,409,774.288	17.20%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	17,645,295.902	15.64%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T79
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	14,047,618.822	12.45%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	13,593,439.316	12.05%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	405,816.570	6.37%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		MERRILL LYNCH PIERCE FENNER &	1,000,903.142	15.70%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	423,428.639	6.64%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SERVICES LLC	2,087,029.393	32.74%

219

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	579,846.726	9.10%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	693,715.945	10.88%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS C2	MORGAN STANLEY SMITH BARNEY LLC	532,244.701	99.49%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	93,942,935.791	12.25%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	159,545,426.273	20.80%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		PERSHING LLC	150,785,250.655	19.66%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		NATIONAL FINANCIAL SERVICES LLC	54,929,551.201	7.16%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	74,950,724.744	9.77%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		BAND & CO C/O US BANK NA	52,964,143.731	6.90%
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958
	CLASS R6	SEI PRIVATE TRUST COMPANY	52,023,793.330	62.97%
		C/O TIAA SWP
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
		SEI PRIVATE TRUST COMPANY	23,772,944.868	28.77%
		C/O BMO WEALTH MANAGEMENT
		1 FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
NYLI MacKay Total Return Bond Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	296,668.319	5.77%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	1,533,629.526	29.81%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS

220

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	23,845.129	10.98%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	19,422.277	8.95%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	16,760.690	7.72%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	69,364.890	31.95%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	31,344.266	14.44%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	21,535.987	9.92%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	CHARLES SCHWAB & CO INC	4,773,040.599	17.75%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		LPL FINANCIAL	2,670,999.175	9.94%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	3,864,459.111	14.38%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	6,777,821.566	25.21%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	1,406,666.760	5.23%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	NEW YORK LIFE INSURANCE CO	5,560,278.327	25.83%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR

221

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	4,223,059.801	19.62%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		MATRIX TRUST COMPANY COTRUSTEE FBO	4,869,598.867	22.62%
		IBEW LOCAL 332 PENSION PLAN CONSERV
		PO BOX 52129
		PHOENIX AZ 85072-2129
		MATRIX TRUST COMPANY COTRUSTEE FBO	4,455,575.908	20.70%
		IBEW LOCAL 332 PENSION PLAN POOLED/
		PO BOX 52129
		PHOENIX AZ 85072-2129
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	5,083.119	46.12%
		J VOLLBRECHT CONSULTING
		JARED M NEUMEIER
		NEW YORK LIFE TRUST CO CUST	699.601	6.35%
		PHARMA TECH CONCEPTS LLC
		CARLOS L VILLACRES
		NEW YORK LIFE TRUST CO CUST	987.927	8.96%
		BRIGHTFLOW TECHNOLOGIES
		CHRISTOPHER R ALEXANDER
		NEW YORK LIFE TRUST CO CUST	1,250.172	11.34%
		LISA DAVENPORT DESIGNS LLC
		LAURIE A TUTTLE
		NEW YORK LIFE INVESTMENT MGMT	2,718.665	24.67%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
NYLI MacKay U.S. Infrastructure Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	50,269,019.210	80.76%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC	93,693.317	15.38%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		MORGAN STANLEY SMITH BARNEY LLC	85,285.787	14.00%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	89,307.570	14.66%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	40,532.270	6.65%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	64,345.904	10.56%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
222

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1901
		WELLS FARGO CLEARING SERVICES LLC	130,223.964	21.37%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	25,469,465.711	17.61%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		MERRILL LYNCH PIERCE FENNER &	11,048,401.951	7.64%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		LPL FINANCIAL	23,310,979.597	16.12%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	16,636,705.381	11.51%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	22,437,670.983	15.52%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	10,795,124.738	7.47%
		0O0 11011 6100
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	13,253,177.668	9.17%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS R6	NEW YORK LIFE INSURANCE CO	5,148,312.345	10.79%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	3,910,158.039	8.20%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		EDWARD D JONES & CO	17,183,218.885	36.03%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		SEI PRIVATE TRUST COMPANY	18,793,370.779	39.40%
		C/O BMO HARRIS SWP
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989

223

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
NYLI MacKay Utah Muni Fund	CLASS A	EDWARD D JONES & CO	260,486.907	29.44%
		FBO CUSTOMERS
		12555 MANCHESTER RD
		SAINT LOUIS MO 63131-3710
		MERRILL LYNCH PIERCE FENNER &	146,713.976	16.58%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		WELLS FARGO CLEARING SERVICES LLC	178,403.716	20.16%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NATIONAL FINANCIAL SERVICES LLC	92,085.574	10.41%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		R SCOTT JEPPSON TRUST	54,388.709	6.15%
		UA DTD 07/19/2011
		R SCOTT JEPPSON TTEE
	CLASS C	MERRILL LYNCH PIERCE FENNER &	102,261.103	18.55%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		MORGAN STANLEY SMITH BARNEY LLC	35,775.567	6.49%
		FOR THE EXCLUSIVE BENEFIT OF ITS
		CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1965
		PERSHING LLC	32,600.633	5.91%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	86,112.139	15.62%
		A/C 1000-0005
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SVCS LLC	208,319.702	37.79%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
	CLASS I	CHARLES SCHWAB & CO INC	1,069,733.459	11.84%
		SPECIAL CUSTODY ACCOUNT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4141
		LPL FINANCIAL	648,835.592	7.18%
		A/C 1000-0005
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121-3091
		PERSHING LLC	983,264.684	10.88%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		WELLS FARGO CLEARING SVCS LLC	1,232,345.018	13.63%

224

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		BAND & CO C/O US BANK NA	478,565.563	5.29%
		1555 N RIVERCENTER DR STE 302
		MILWAUKEE WI 53212-3958
		RAYMOND JAMES & ASSOC INC	559,928.334	6.20%
		FBO RJ 1845K763
		880 CARILLON PARKWAY
		SAINT PETERSBURG FL 33716-1100
NYLI Moderate Allocation Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	4,500,906.409	9.16%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	257,274.198	44.02%
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038
		NATIONAL FINANCIAL SERVICES LLC	56,086.241	9.60%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	56,562.186	9.68%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		STRATEGIC MANAGEMENT ADVISORS LLC	65,039.325	11.13%
		401K PLAN FBO SUSAN B KERLEY
		SUSAN B KERLEY TTEE
		PO BOX 9572
		NEW HAVEN CT 06535-0572
NYLI Money Market Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	60,077,241.745	11.35%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	699,452.680	5.30%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	82,068.690	5.73%
		GLOBAL FINANCIAL & INSURANCE SERV
		AMIN CHAGANI
		NEW YORK LIFE TRUST CO CUST	105,629.020	7.37%
		JACKS OK TIRE SERVICE
		PATRICK LEEPER
		NEW YORK LIFE TRUST CO CUST	76,355.300	5.33%
		GEE FARMS INCORPORATED
		HAROLD M GEE
NYLI PineStone Global Equity Fund	CLASS A	NEW YORK LIFE TRUST COMPANY	9,578.963	10.16%
		CUST FOR THE ROTH IRA OF
		JOSEPH J WOLFE
		CHARLES SCHWAB & CO INC	23,520.404	24.94%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST

225

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1901
		FIERA CAPITAL INC	5,532.148	5.87%
		375 PARK AVE 8TH FLOOR
		NEW YORK NY 10152-0801
		NATIONAL FINANCIAL SERVICES LLC	17,458.762	18.51%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		ESTHER V ULIBARRI	10,139.451	10.75%
		TOD REGISTRATION ON FILE
	CLASS C	NEW YORK LIFE INVESTMENT MGMT	1,647.470	66.64%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		PERSHING LLC	824.674	33.36%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS I	JP MORGAN SECURITIES LLC OMNI ACCT	502,701.023	30.72%
		FOR THE EXCLUSIVE BENEFIT OF CUST
		4 CHASE METROTECH CENTER
		3RD FLOOR MUTUAL FUND DEPARTMENT
		BROOKLYN NY 11245-0003
		PERSHING LLC	90,632.085	5.54%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	86,815.781	5.31%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		CAPINCO C/O US BANK NA	114,263.668	6.98%
		PO BOX 1787
		MILWAUKEE WI 53201-1787
		ATTN MUTUAL FUNDS	670,052.680	40.94%
		C/O ID 636
		SEI PRIVATE TRUST COMPANY
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456-9989
	CLASS R6	CHARLES SCHWAB & CO INC	840.202	33.65%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
		NEW YORK LIFE INVESTMENT MGMT	1,657.031	66.35%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
NYLI PineStone International Equity Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,108,612.470	25.41%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	531,145.680	12.17%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST

226

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SAN FRANCISCO CA 94105-1901
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	2,435.971	6.96%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	3,688.238	10.54%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		AMERICAN ENTERPRISE INVESTMENT SVC	7,030.614	20.08%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		LPL FINANCIAL	4,524.278	12.92%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		RBC CAPITAL MARKETS LLC	2,964.277	8.47%
		MUTUAL FUND OMNIBUS PROCESSING
		OMNIBUS
		ATTN MUTUAL FUND OPS MANAGER
		60 SOUTH SIXTH STREET PO8
		MINNEAPOLIS MN 55402-4413
		RAYMOND JAMES	4,302.130	12.29%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	PERSHING LLC	934,947.428	6.41%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		CHARLES SCHWAB & CO INC	8,031,063.685	55.03%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		NATIONAL FINANCIAL SERVICES LLC	4,199,875.572	28.78%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R6	MARIL & CO FBO N7	4,737,182.092	21.37%
		CO RELIANCE TRUST COMPANY WI
		MAILCODE: BD1N ATTN MF
		4900 W BROWN DEER ROAD
		MILWAUKEE WI 53223-2422
		NEW YORK LIFE INSURANCE CO	1,315,029.149	5.93%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		MAC CO A C 999347	2,553,980.950	11.52%
		ATTN MUTUAL FUND OPERATIONS
		500 GRANT STREET
		ROOM 151-1010
		PITTSBURGH PA 15219-2502
		VALLEE & CO FBO FCB	5,128,700.188	23.14%

227

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CO RELIANCE TRUST COMPANY WI
		MAILCODE: BD1N ATTN MF
		4900 W BROWN DEER ROAD
		MILWAUKEE WI 53223-2422
		MITRA & CO FBO FCB	2,000,874.239	9.03%
		CO RELIANCE TRUST COMPANY WI
		MAILCODE: BD1N ATTN MF
		4900 W BROWN DEER ROAD
		MILWAUKEE WI 53223-2422
		MITRA & CO FBO FCB DB	1,414,798.626	6.38%
		CO RELIANCE TRUST COMPANY WI
		MAILCODE: BD1N ATTN MF
		4900 W BROWN DEER ROAD
		MILWAUKEE WI 53223-2422
NYLI PineStone U.S. Equity Fund	CLASS A	NEW YORK LIFE TRUST CO	15,631.555	5.96%
		CUST FOR THE IRA OF
		JUDY F HURST
		3604 N BATTLE CREEK DR
		BROKEN ARROW OK 74012-0723
		JULIE A SARKA	54,139.947	20.65%
		TOD REGISTRATION ON FILE
		NATIONAL FINANCIAL SERVICES LLC	65,556.400	25.00%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NEW YORK LIFE INVESTMENT MGMT	1,568.358	49.48%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
		PERSHING LLC	1,601.374	50.52%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
	CLASS I	RELIANCE TRUST COMPANY	556,183.570	5.80%
		FOR BENEFIT OF: MCALLEN FIRE MF
		LPL FINANCIAL	2,468,222.998	25.74%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		CHARLES SCHWAB & CO INC	1,883,809.761	19.65%
		SPECIAL CUSTODY A/C FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		CITI PRIVATE BANK	537,323.626	5.60%
		NJ NEWPORT OFFICE CTR 7
		480 WASHINGTON BLVD 15TH FLOOR
		JERSEY CITY NJ 07310-2053
		NATIONAL FINANCIAL SERVICES LLC	2,370,927.098	24.73%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R6	NEW YORK LIFE INSURANCE CO	920,107.684	8.96%
		MAINSTAY VP MODERATE ALLOCATION
		(57220)
		30 HUDSON ST 23RD FLOOR

228

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,713,698.089	16.70%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,429,337.436	13.93%
		MAINSTAY VP EQUITY ALLOCATION
		(57210)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,416,672.979	13.80%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,640,735.931	15.99%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,111,023.191	20.57%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
NYLI S&P 500 Index Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	5,946,684.031	29.44%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	JOHN HANCOCK TRUST COMPANY LLC	2,610,060.299	51.85%
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038
		IBEW LOCAL NO 269 ANNUITY FUND	404,587.697	8.04%
		IBEW LOCAL NO 269 ANNUITY FUND
		8525 E ORCHARD RD 6T3
		GREENWOOD VILLAGE CO 80111-5002
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	8,670.074	18.05%
		SUN K PARK DMD PA
		SUN K PARK
		NEW YORK LIFE TRUST CO CUST	3,815.991	7.95%
		SUN K PARK DMD PA
		CHISON J JEON
NYLI Short Term Bond Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	3,064,344.763	49.65%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS I	NORTHERN INYO COUNTY LOCAL	350,802.976	9.83%
		HOSPITAL DISTRICT
		150 PIONEER LN
		BISHOP CA 93514-2599
		JOHN HANCOCK TRUST COMPANY LLC	592,924.620	16.62%
		200 BERKELEY ST STE 7
		BOSTON MA 02116-5038

229

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		RAYMOND JAMES	2,074,184.512	58.13%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	349.271	10.69%
		FORECASTR INC
		LEIGH E BEELKE
		NEW YORK LIFE INVESTMENT MGMT	2,917.849	89.31%
		DEBBIE CURRAN TRA
		C/O MARY AULL
		30 HUDSON ST FL 23
		JERSEY CITY NJ 07302-4805
NYLI Winslow Large Cap Growth Fund	CLASS A	MERRILL LYNCH PIERCE FENNER &	11,099,334.745	5.37%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T81
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	67,135,989.779	32.48%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	INVESTOR	DCGT AS TTEE AND/OR CUST	520,890.487	7.86%
	CLASS	FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS C	MERRILL LYNCH PIERCE FENNER &	778,333.592	6.16%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97YK8
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		NATIONAL FINANCIAL SERVICES LLC	680,303.778	5.39%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		LPL FINANCIAL	1,193,867.959	9.45%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	4,892,249.965	38.73%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		RAYMOND JAMES	973,897.690	7.71%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MERRILL LYNCH PIERCE FENNER &	65,545,393.600	10.61%

230

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & COMPANY INC	45,515,983.506	7.36%
		ATTN MUTUAL FUND DEPT
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		LPL FINANCIAL	53,547,698.584	8.66%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	69,184,353.427	11.19%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	146,494,342.908	23.70%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		DCGT AS TTEE AND/OR CUST	30,915,242.872	5.00%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	CLASS R1	MATRIX TRUST COMPANY AS AGENT FOR	5,112,778.558	8.04%
		MOORE & VAN ALLEN PLLC 401(K) PROFI
		717 17TH STREET
		SUITE 1300
		DENVER CO 80202-3304
		CHARLES SCHWAB & CO INC	18,412,531.857	28.95%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		NATIONAL FINANCIAL SERVICES LLC	8,854,107.057	13.92%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		DCGT AS TTEE AND/OR CUST	4,644,707.925	7.30%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
		NATIONAL FINANCIAL SERVICES LLC	14,647,088.074	23.03%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
	CLASS R2	MERRILL LYNCH PIERCE FENNER &	2,947,543.239	18.50%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T89
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	2,605,754.062	16.35%
		SPL CSTDY A/C FOR BNFT CUST

231

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		STATE STREET BANK AND TRUST	2,488,487.445	15.62%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		NATIONAL FINANCIAL SERVICES LLC	1,018,603.989	6.39%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		LINCOLN RETIREMENT SERVICES COMPANY	1,825,925.034	11.46%
		FBO FORREST GENERAL HOSPITAL 403B
		PO BOX 7876
		FORT WAYNE IN 46801-7876
	CLASS R3	STATE STREET BANK AND TRUST	1,587,200.597	27.27%
		COMPANY TRUSTEE AND / OR CUSTODIAN
		FBO ADP ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111-2901
		VOYA RETIREMENT INSURANCE AND	1,387,208.764	23.84%
		ANNUITY COMPANY
		1 ORANGE WAY
		WINDSOR CT 06095-4773
		EMPOWER TRUST FBO	507,728.680	8.72%
		EMPOWER BENEFIT PLANS
		8515 E ORCHARD RD 2T2
		GREENWOOD VILLAGE CO 80111-5002
	CLASS R6	MERRILL LYNCH PIERCE FENNER &	38,548,745.598	13.29%
		SMITH INC - FOR THE SOLE BENEFIT
		OF ITS CUSTOMERS
		ATTN: FUND ADMINISTRATION 97T98
		4800 DEER LAKE DRIVE EAST 3RD FL
		JACKSONVILLE FL 32246-6484
		CHARLES SCHWAB & CO INC	25,607,387.846	8.83%
		SPL CSTDY A/C FOR BNFT CUST
		C/O STEVEN SEARS
		ATTN MUTUAL FUNDS - 211 MAIN ST
		SAN FRANCISCO CA 94105-1901
		NATIONAL FINANCIAL SERVICES LLC	60,996,145.454	21.03%
		499 WASHINGTON BLVD
		JERSEY CITY NJ 07310-1995
		DCGT AS TTEE AND/OR CUST	34,375,794.464	11.85%
		FBO PLIC VARIOUS RETIREMENT PLANS
		OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001
	SIMPLE Class	NEW YORK LIFE TRUST CO CUST	10,770.814	5.40%
		ASPIRE HEALTH & WELNESS CLINIC
		AARON M BELL
		12531 S MOONLITE HILL CT
		HERRIMAN UT 84096-4870
		NEW YORK LIFE TRUST CO CUST	12,413.298	6.22%
		REDIX INC
		SUE P REDDICK
		PO BOX 628
		WRITSVLLE BCH NC 28480-0628
		NEW YORK LIFE TRUST CO CUST	16,528.155	8.29%
		NATOMAS PHYSICAL THERAPY
		DEAN BESSAS

232

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		2108 CASTLE PINES WAY
		ROSEVILLE CA 95747-8957
NYLI WMC Enduring Capital Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	1,679,026.484	28.43%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	PERSHING LLC	7,739.943	5.14%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	37,957.935	25.19%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	23,348.049	15.50%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	9,925.646	6.59%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		SOPHIA A JOHNSON	10,193.127	6.77%
		TOD REGISTRATION ON FILE
		RAYMOND JAMES	14,678.521	9.74%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	PERSHING LLC	101,901.189	6.97%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		DZ BANK AG, NEW YORK BRANCH	168,653.507	11.54%
		ATTN: DENISE OTT
		1 VANDERBILT AVE FL 49
		NEW YORK NY 10017-3893
		LPL FINANCIAL	74,057.149	5.07%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	123,519.280	8.45%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		AMERICAN ENTERPRISE INVESTMENT SVC	168,223.372	11.51%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	242,283.741	16.57%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102

233

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS R6	NEW YORK LIFE INSURANCE CO	465,124.612	8.54%
		MAINSTAY VP MODERATE ALLOCATION
		(57220)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	963,551.836	17.70%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	822,406.621	15.11%
		MAINSTAY VP EQUITY ALLOCATION
		(57210)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	798,670.622	14.67%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	836,557.414	15.37%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,182,263.439	21.72%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
NYLI WMC Growth Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	959,572.256	7.36%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	2,484.950	5.30%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	17,709.604	37.77%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NEW YORK LIFE TRUST COMPANY	3,061.670	6.53%
		CUST FOR THE SAR SEP IRA OF
		RONALD R BROWN
		RAYMOND JAMES	2,483.798	5.30%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	1,920,395.482	90.64%
		FOR EXCLUSIVE BENEFIT OF OUR

234

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS R6	NEW YORK LIFE INSURANCE CO	643,084.866	26.84%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	651,022.518	27.17%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	169,676.026	7.08%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	855,027.959	35.69%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
NYLI WMC International Research Equity Fund	CLASS A	WELLS FARGO CLEARING SERVICES LLC	78,979.747	5.04%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		NATIONAL FINANCIAL SERVICES LLC	420,593.831	26.84%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		CHARLES SCHWAB & CO INC	155,413.616	9.92%
		SPECIAL CUSTODY ACCT FOR BENEFIT
		CUSTOMERS
		211 MAIN ST
		SAN FRANCISCO CA 94105-1901
	CLASS C	WELLS FARGO CLEARING SERVICES LLC	15,334.827	33.24%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	17,387.657	37.69%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		NEW YORK LIFE TRUST CO	2,481.402	5.38%
		CUST FOR THE IRA OF
		LAWRENCE A VIGLIOTTI
		NEW YORK LIFE TRUST CO	2,483.748	5.38%
		CUST FOR THE IRA OF
		DEBRA A VIGLIOTTI
		RAYMOND JAMES	3,360.090	7.28%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102

235

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
	CLASS I	NATIONAL FINANCIAL SERVICES LLC	1,330,957.418	6.47%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		NEW YORK LIFE INSURANCE CO	1,878,820.654	9.13%
		MAINSTAY VP MODERATE ALLOCATION
		(57220)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	3,906,078.162	18.99%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	3,477,514.633	16.91%
		MAINSTAY VP EQUITY ALLOCATION
		(57210)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,310,987.257	11.24%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	2,241,376.854	10.90%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	3,341,241.355	16.24%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
NYLI WMC Small Companies Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	869,035.798	18.44%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	4,980.688	11.99%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	2,110.306	5.08%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	2,646.098	6.37%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NEW YORK LIFE TRUST CO	2,388.133	5.75%
		CUST FOR THE ROTH IRA OF

236

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		LAUREN E MARINO
		NEW YORK LIFE TRUST CO CUST	2,182.312	5.25%
		MISSION IN CHINA INT'L NDFI SI-IRA
		ONDINE T NG
	CLASS I	NEW YORK LIFE INSURANCE CO	1,196,927.359	25.93%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	753,559.787	16.33%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	267,263.613	5.79%
		MAINSTAY CONSERV ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,599,684.020	34.66%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
NYLI WMC Value Fund	CLASS A	NATIONAL FINANCIAL SERVICES LLC	2,969,515.962	16.70%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
	CLASS C	NATIONAL FINANCIAL SERVICES LLC	475,225.878	65.15%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		RAYMOND JAMES	39,553.837	5.42%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: MUTUAL FUND REC 14G
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33716-1102
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	199,610.231	5.53%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		LPL FINANCIAL	217,123.865	6.01%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	211,281.413	5.85%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	185,379.962	5.14%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET

237

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICIAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	879,233.482	24.36%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
	CLASS R6	NEW YORK LIFE INSURANCE CO	950,214.216	15.66%
		MAINSTAY MODERATE ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	519,822.134	8.57%
		MAINSTAY VP MODERATE ALLOCATION
		(57220)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,050,669.928	17.32%
		MAINSTAY VP GROWTH ALLOCATION
		(57230)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	920,125.220	15.17%
		MAINSTAY VP EQUITY ALLOCATION
		(57210)
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	894,199.703	14.74%
		MAINSTAY EQUITY ALLOCATION FUND
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805
		NEW YORK LIFE INSURANCE CO	1,305,998.643	21.53%
		MAINSTAY GROWTH ALLOCCATION FD
		30 HUDSON ST 23RD FLOOR
		ATTN: CHRIS FEIND
		JERSEY CITY NJ 07302-4805

Funds with fiscal year ending November 30

(Information is as of March 1, 2025)

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
NYLI Cushing MLP Premier Fund	CLASS A	MORGAN STANLEY SMITH BARNEY LLC	5,224,619.248	14.98%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		NATIONAL FINANCIAL SERVICES LLC	4,954,389.574	14.21%
		FOR THE EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN: MUTUAL FUNDS DEPT 4TH FL
		JERSEY CITY NJ 07310-1995
		PERSHING LLC	1,951,312.661	5.60%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002
		LPL FINANCIAL	2,278,490.611	6.53%
		OMNIBUS CUSTOMER ACCOUNT

238

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	3,079,165.351	8.83%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	3,327,525.463	9.54%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	4,227,539.685	12.12%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
	CLASS C	MORGAN STANLEY SMITH BARNEY LLC	1,910,356.506	9.76%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		LPL FINANCIAL	3,816,622.544	19.51%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		WELLS FARGO CLEARING SERVICES LLC	2,574,507.054	13.16%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	3,726,296.133	19.05%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		RAYMOND JAMES	1,877,995.134	9.60%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100
		CHARLES SCHWAB & CO INC	1,670,020.377	8.54%
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN STREET
		SAN FRANCISCO CA 94105-1901
	CLASS I	MORGAN STANLEY SMITH BARNEY LLC	10,199,837.400	24.22%
		FOR THE EXCLUSIVE BENE OF ITS CUST
		1 NEW YORK PLZ FL 12
		NEW YORK NY 10004-1965
		LPL FINANCIAL	3,727,947.118	8.85%
		OMNIBUS CUSTOMER ACCOUNT
		ATTN MUTUAL FUND TRADING
		4707 EXECUTIVE DR
		SAN DIEGO CA 92121-3091
		NATIONAL FINANCIAL SERVICES LLC	3,136,994.791	7.45%
		FOR EXCLUSIVE BENEFIT OF OUR
		CUSTOMERS
		499 WASHINGTON BLVD
		ATTN MUTUAL FUNDS DEPT 4TH FL
239

NAME OF FUND	TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF BENEFICAL OWNERSHIP SHARES	PERCENTAGE OF CLASS
		JERSEY CITY NJ 07310-1995
		WELLS FARGO CLEARING SERVICES LLC	4,136,363.039	9.82%
		SPECIAL CUSTODY ACCT FOR THE
		EXCLUSIVE BENEFIT OF CUSTOMER
		2801 MARKET STREET
		ST LOUIS MO 63103-2523
		AMERICAN ENTERPRISE INVESTMENT SVC	8,564,018.827	20.34%
		FBO
		707 2ND AVE S
		MINNEAPOLIS MN 55402-2405
		UBS WM USA	3,141,495.763	7.46%
		FBO
		OMNI ACCOUNT M/F
		SPEC CDY A/C EBOC UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086-6761
		RAYMOND JAMES	4,201,016.271	9.98%
		OMNIBUS FOR MUTUAL FUNDS
		HOUSE ACCT FIRM
		ATTN: COURTNEY WALLER
		880 CARILLON PKWY
		ST PETERSBURG FL 33716-1100

240

APPENDIX A - Special Risks Related to Investments in Municipal Securities of Arizona

This appendix provides a summary of the factors that may affect the financial condition of the State of Arizona (“State” or “Arizona”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources that are current as of the preparation of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The NYLI MacKay Arizona Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could adversely impact the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State, its municipalities and their political subdivisions, instrumentalities or authorities.

Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Arizona's municipal issuers use State appropriations and local taxes for their operations. Factors like economic changes, political instability, natural disasters, public health emergencies, or financial conditions can decrease these resources, intensifying fiscal stress on municipalities. If a municipal issuer fails to generate enough revenue to meet its obligations, it risks a credit rating downgrade or a similar event. This stress can also lead to insolvency, potentially resulting in bankruptcy. A downgrade, insolvency, or bankruptcy can negatively impact the value or liquidity of securities from other Arizona municipal issuers, including those issued by the State.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in Arizona, could have an adverse impact on the financial condition of the State and its municipalities. At this time, it is difficult to accurately predict the extent to which these factors may impact the financial condition of the State and its municipalities.

Overview

The accounts of the State are organized in funds and account groups, each of which is considered a separate accounting entity. The General Fund is the principal operating fund for governmental activities and is the depository of most major revenue sources of the State. The General Fund may be expended under appropriation or funding measures enacted by the Legislature and approved by the Governor, as well as appropriations from voter initiatives.

The State Legislature has adopted an annual operating and capital outlay budget for all agencies of the State. The State’s budget is legally required to be adopted through the passage of appropriation bills by the Legislature and approved by the Governor. The budget process is initiated by the Governor submitting the Governor’s Budget by the second Tuesday in January for the next fiscal year to the State Legislature that includes proposed expenditures for the State and its agencies and the means of funding those expenditures. Statute-established funds may be fully, partially, or not-at-all subject to legislative appropriation. The Executive branch controls appropriated funds through an allotment process and maintains an encumbrance accounting system. State agencies are responsible, under the oversight of the Department’s General Accounting Office, for exercising budgetary control and ensuring that expenditures do not exceed appropriations.

In accordance with A.R.S. § 35-190, except as otherwise provided by law, all appropriations lapse after the close of the fiscal year. A continuing appropriation is spending authority that, once established, is continuous, period after period, until amended or revoked. Continuing appropriations are primarily for construction or other projects that take longer than one year to complete.

The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities and may increase the risk of investing in these securities, which could adversely impact the performance of the Fund.

Economic Conditions

Arizona is among the most populous states in the nation. Over the last few decades, Arizona has experienced growth in population, personal income, gross state product and job creation.

Arizona comprises 15 counties, with Maricopa and Pima Counties being more urbanized and housing approximately three-quarters of the total population and a substantial majority of the total wage and salary jobs in the state. Maricopa County encompasses the Phoenix metropolitan area, which includes Phoenix —Arizona's capital and among the largest cities in the U.S.— and other cities like Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert, and Avondale.

Arizona's unemployment rate was 4.3% in November 2025.

1

State Budget

Article IX, Section 17 of the Arizona Constitution limits the Legislature's annual fiscal appropriations to seven percent of the state's total personal income for a fiscal year, as determined by the Economic Estimates Commission (“EEC”). Exceptions require a two-thirds affirmative vote from each legislative house for each measure exceeding this limit.

Arizona law mandates a balanced budget every fiscal year, running from July 1 to June 30. The State has historically balanced its budget through a mix of spending cuts and tax hikes. In 1992, voters approved a measure necessitating a two-thirds legislative majority to raise State taxes.

Arizona's Constitution does not allow the State to issue general obligation bonds. In some circumstances, State agencies and instrumentalities have the authority to issue revenue-secured bonds.

Historically, the State derives most of its revenue from intergovernmental revenue and taxes, with intergovernmental revenues being the state’s largest revenue source. Intergovernmental revenues include payments from the Arizona Health Care Cost Containment System (“AHCCCS”), which operates under a Medicaid State Plan approved by the Centers for Medicare and Medicaid Services of the U.S. Department of Health and Human Services and the Arizona State Legislature. AHCCCS is authorized to pay certain Arizona hospitals that serve a disproportionate share of the State’s indigent population. Within the tax revenue source, the State derives most of its revenue from sales taxes and income taxes.

A.R.S. § 35-144 established the Budget Stabilization Fund (“BSF”) in 1990. The purpose of the BSF is to normalize the financial fluctuations of the State’s high and low growth rates. Interest earned on pooled investments with the State Treasurer is the basic revenue source of the BSF. The amount of cash transferred to or from the BSF and the General Fund - General Operations is established by statutory formula and other laws. No operating expenditures may usually be made from the BSF. However, Laws 2024, Chapter 209, House Bill 2897, Section 128 appropriated $25,000,000 from the BSF to provide temporary operating funding for cash flow purposes to the Department of Economic Security, which required repayment. The Department of Economic Security used the $25,000,000 appropriation that was authorized and fully reimbursed it to the Budget Stabilization Fund on August 25, 2025.

For the fiscal year ending on June 30, 2025, the Arizona Department of Administration identified several government funds that currently have negative balances.

Obligations

Article 9, Section 5 of the Arizona Constitution limits the State's debt contracts to $350,000, preventing the State from using its credit solely to pay debts incurred for government operations. The State secures repayment of long-term debt instruments by pledging dedicated revenue streams or the acquired building or equipment. The State does not issue any general obligation debt instruments. However, local municipal issuers may issue general obligation debt.

The State has historically managed its debt levels through a combination of strategic issuances, defeasances, and retirements of Certificates of Participation, revenue bonds, and direct placements, but has several billion dollars of debt outstanding.

Pension and Post Retirement Liabilities

The State contributes to several pension plans. Benefits are established by State statutes and provide retirement, disability, and survivor benefits to State employees. In addition to pension benefits, the State also provides certain other post-employment benefits (“OPEB”), including the ADOA Defined Benefit Healthcare Plan.

It is possible that the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, which would reduce discretionary General Fund resources available for other State programs. Failure to manage these unfunded liabilities may have an adverse impact on the State’s credit rating.

Pending Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is difficult to accurately predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Natural Disasters Risk

The risks of natural disasters of varying degrees of severity, and the full extent of the impact of recurring natural disasters on the State’s economy and fiscal stability is difficult to accurately predict. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its

2

contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Credit Rating

The State does not issue general obligation bonds. As of February 19, 2026, the State received the following ratings from Standard and Poor’s Financial Services LLC or its affiliates (collectively, “S&P”) or Moody’s Investors Service, Inc. (“Moody’s”).

S&P

AA

Moody’s

Aa1

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities and their political subdivisions, instrumentalities and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

3

APPENDIX B - Special Risks Related to Investments in Municipal Securities of California

This appendix provides a summary of the factors that may affect the financial condition of the State of California (“State” or “California”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The NYLI MacKay California Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could adversely impact the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State, its municipalities and their political subdivisions, instrumentalities or authorities.

Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Municipal issuers in California rely on State appropriations and local taxes to fund their operations. As a result, economic, political, natural disasters or weather events, public health emergencies or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating or other similar credit event. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a California municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, the value or liquidity of securities issued by other municipal issuers in California, including securities issued by the State, could be adversely affected.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in California, could have an adverse impact on the financial condition of the State and its municipalities. At this time, it is difficult to accurately predict the extent to which these factors may impact the financial condition of the State and its municipalities.

Overview

The spread of COVID-19, which began in early 2020, created financial and economic challenges for the State. Efforts to respond to COVID-19 impacted the California economy and contributed to volatility in the markets. Prolonged inflationary pressures and changing interest rates could adversely affect California’s economy. It is not possible to predict the long-term eonomic environment as it relates to California. Other factors could negatively affect the California economy and the ability of California tax-exempt issuers to pay interest or repay principal. California has faced an operating deficit in fiscal year 2025-2026, and it is projected that California will face an operating deficit in each subsequent fiscal year through 2029-30.

The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities and may increase the risk of investing in these securities, which could adversely impact the performance of the Fund.

Economic Conditions

California is the most populous state in the nation. In addition, California’s economy is the largest among the 50 states, with major components in the high-technology, trade, entertainment, manufacturing, government, tourism, construction and service sectors. In addition, governmental agencies at the state, local and federal levels employ a significant number of the State’s residents.

California’s unemployment was 5.6 percent in November 2025 which was higher than the national average of 4.6 percent at that time.

Recent Results

Historically, the General Fund derives the majority of its revenue from personal income taxes, sales and use taxes and corporation taxes, with personal income tax being the state’s largest revenue source. During fiscal year 2025, personal income tax is estimated to comprise nearly 60.0 percent of all General Fund revenues before transfers.

The State’s personal income tax is structured in a highly progressive manner. The passage of Proposition 30 (and later, Proposition 55), which imposed additional taxes on high-income taxpayers, has made the personal income tax even more progressive. Depending on market conditions, a large share of personal income tax receipts may be derived from capital gains realizations and stock option income, revenue sources that can be particularly volatile and susceptible to economic fluctuations.

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California is limited in its ability to generate revenues from local property taxes, which are a relatively stable revenue source. The State is also required to maintain a Special Fund for Economic Uncertainties (“SFEU”), which is funded from General Fund resources to meet cash needs of the General Fund. For purposes of financial reporting, year-end balances in the SFEU are included in the General Fund balance. The 2027 Proposed Budget (as defined below) notes $4.5 billion of reserves in the SFEU.

Proposition 2, a budget reserve and debt payment measure that was approved by voters in November 2014, annually captures an amount equal to 1.5 percent of General Fund revenues plus capital gains taxes that exceed a long-term historical average.

State Budget

2026-2027 Budget. In January 2026, the Governor presented his proposed budget for fiscal year 2027 (“2027 Proposed Budget”). The 2027 Proposed Budget assumes that the General Fund will receive total revenues and transfers of approximately $227.4 billion during the fiscal year. Against these revenues, the Governor proposes General Fund expenditures of approximately $248.3 billion from the General Fund, leaning on prior year resources available.

The 2027 Proposed Budget assumes increases in total tax receipts as compared to the 2025 Budget Act. The Governor projects that personal income tax receipts will generate $142.2 billion. The 2027 Proposed Budget projects that sales and use tax receipts will generate $35.1 billion and corporation tax receipts will generate $43.5 billion.

The Legislative Analyst's Office (“LAO”) released its report on the 2027 Proposed Budget in January 2026. In the report, the LAO notes that the 2027 Proposed Budget projected that the 2026-2027 proposed budget is roughly balanced, primarily attributing such projection to the 2027 Proposed Budget’s revenue estimates, which are considerably higher than the LAO’s estimates The LAO notes that theses higher revenue estimates are offset by higher spending. The LAO report also notes that the Governor’s Budget projects multi-year deficits, which the LAO believes points to systemic issues regarding the State’s financial stability.

Obligations of the State

The State has historically paid the principal and interest on its outstanding obligations when due. The obligations of the State typically include its general obligations bonds, commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and warrants. The State’s Constitution prohibits the creation of general obligation indebtedness of the State unless a bond issuance is approved by a majority of the electorate voting at either a general election or a direct primary.

As of July 1, 2025, the State’s outstanding aggregate principal amount of long-term general obligation bonds was approximately $80.8 billion. Of this amount, approximately $71.9 billion was payable primarily from the State’s General Fund and approximately $899.1 million were “self-liquidating” bonds payable first from other special revenue funds. Further, as of July 1, 2025, the State’s outstanding aggregate amount of lease revenue obligations was $8.9 billion.

As of July 1, 2025, there were unused voter authorizations for the future issuance of approximately $43.3 billion of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Certain State agencies and authorities may issue obligations secured or payable from specific revenue streams. Most of these revenue bonds are not payable from the State’s General Fund. These borrowings are used to finance a large array of enterprises and projects, including transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.

Obligations of Other California Issuers

The State has a large number of agencies, instrumentalities and political subdivisions that issue municipal obligations. These revenue bonds are supported by state revenue-producing enterprises and projects, as well as conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. Such revenue bonds are not payable from the State’s General Fund. The State’s agencies, instrumentalities and political subdivisions are subject to various economic risks and uncertainties, and the credit quality of securities they issue may differ significantly from the credit quality of securities backed by the State’s full faith and credit.

Pension and Post Retirement Liabilities

The financial condition of the State and its localities is subject to risks associated with pension and post retirement liabilities. The pension funds managed by the State’s retirement systems (e.g., the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”) have historically suffered large investment losses and currently have significant unfunded liabilities.

These unfunded liabilities may require the General Fund to make increased contributions in the future, which could reduce resources available for other State priorities.

As of April 15, 2025, CalPERS reported an unfunded accrued liability allocable to state employees, excluding judges and elected officials, of $64.1 billion on a market value of assets (“MVA”) basis. As of June 30, 2024, CalSTRS reported an unfunded accrued liability of its Defined Benefit Plan of $88.7 billion on an actuarial value of assets basis. The 2027 Proposed Budget contemplates a combined General Fund contributions to CalPERS and CalSTRS to be approximately $10.1 billion.

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In addition to pension benefits, the State also provides certain other post-employment benefits (“OPEB”), such as health care and dental benefits, for eligible retired employees of the State. Because the State currently funds its OPEB costs on a “pay-as-you-go” basis, the State has amassed large unfunded actuarial liabilities with respect to its OPEB obligations. As of June 30, 2024, the State’s accrued actuarial OPEB liability was estimated at $100.5 billion, of which $91.5 billion was unfunded.

It is possible that the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, which would reduce discretionary General Fund resources available for other State programs. Failure to manage these unfunded liabilities may have an adverse impact on the State’s credit rating.

A significant number of local governments, including various current CaIPERS members, face similar, and sometimes, relatively more severe, fiscal issues with respect to unfunded pension and post-retirement benefit liabilities, which fiscal stress may be increased as a result of the economic environment. These local governments’ credit ratings and solvency may be threatened if their liabilities are not addressed by way of wage concessions, restructuring of benefits, or other more creative methods, which could cause these issuers to default on their outstanding obligations or file for bankruptcy protection under Chapter 9 of the U.S. Bankruptcy Code. In the past, as a result of financial and economic difficulties, several of the State’s municipalities filed for bankruptcy protection under Chapter 9. Additional municipalities could file for bankruptcy protection in the future. Any such action could negatively impact the value of the Fund’s investments in the securities of those issuers or other issuers in the State.

Local Governments

California has 58 counties, which make up the primary units of local government. Counties are responsible for providing many basic services such as welfare, jails, health care for the indigent and public safety in unincorporated areas. The State is also made up of nearly 500 incorporated cities and thousands of special districts formed for education, utilities and other services. The fiscal condition of the various local governments changed when State voters approved Proposition 13 in 1978. Among other things, Proposition 13 set limits on the future growth of property taxes and limited local governments’ ability to impose “special taxes” (i.e., taxes devoted to specific purposes) unless the local government had two-thirds voter approval. In addition, Proposition 218, enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees and other exactions.

To help counterbalance the loss of property tax revenue for local governments, the State provided aid to many local governments from the General Fund. Significantly, the State assumed a larger responsibility for funding K-12 education and community colleges. During the recession of the early 1990s, the State Legislature was forced to reduce some of the post-Proposition 13 aid to local government entities other than K-12 education and community colleges. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for the provision of local services by cities and counties.

In 2000, the “internet bubble” caused another economic shock in the State, which caused the State to divert local revenue sources, including certain sales taxes and vehicle license fees, into State coffers. Following these actions, voters approved Proposition 1A in 2004. Proposition 1A amended the State Constitution to reduce the State Legislature’s authority over local government revenue sources and placed restrictions on the State’s access to local governments’ property, sales and vehicle license fee revenues. Proposition 22, adopted in late 2010, superseded portions of Proposition 1A and completely prohibits the State from borrowing local government funds. Proposition 22 also generally prohibits the State Legislature from making certain changes to local government funding sources.

The enacted budget for fiscal year 2011-2012 included a plan to shift certain State program costs to counties and provide comparable amounts of funds to support these new local obligations. This realignment plan was designed to provide State funds for certain programs such as corrections and local public safety programs, as well as programs related to mental health, substance abuse, foster care, child welfare services and adult protective services. However, local governments, in particular counties, were made responsible for covering an increased part of the financial burden of providing such local services. Such responsibility brings with it the risk of possible cost overruns, revenue declines and insufficient revenue growth.

Enacted in 1988, Proposition 98 directs a minimum portion of the General Fund revenues to support K-12 schools and community colleges. The State may face financial pressure due to its obligation to fund public schools under Proposition 98. Such obligations may limit the State’s ability to respond to economic conditions and could reduce the level of assistance the State provides to local governments. Such a reduction in State aid could exacerbate the serious fiscal issues many local governments already face, particularly with respect to education funding.

Limits placed on the ability of local governments to raise taxes and fees may prevent these localities from effectively responding to economic and other conditions. The major local government revenue sources, property and sales tax, and fees from real estate development, are highly susceptible to economic fluctuations and were all adversely affected by the 2007-2008 U.S. recession. In addition, many California municipalities have been adversely affected by the current economic environment. If economic conditions significantly deteriorate, local governments may be forced to cut local services to address their budget constraints, or, in some cases, file for bankruptcy.

Pending Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is difficult

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to accurately predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Natural Disasters Risk

Substantially all of California is within an active geologic region subject to major seismic activity, which could result in increased frequency and severity of natural disasters including, but not limited to, earthquakes, wildfires and droughts. Such events have resulted in significant disruptions to the State economy and required substantial expenditures from the State government. The risks of natural disasters of varying degrees of severity continue to persist, and the full extent of the impact of recurring natural disasters on the State’s economy and fiscal stability is difficult to accurately predict. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

California regularly experiences large wildfires that may impact the State’s finances. California has recently spent billions of dollars in recovery efforts and debris removal. The wildfires, particularly in the last several years, have significantly impacted the State’s economy. Future wildfires or other weather-related events, which may become more frequent and severe due to climate change, could have a detrimental effect on the State’s economy or environment.

Bond Ratings

As of January 28, 2026, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aa2 AA- AA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities and their political subdivisions, instrumentalities and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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APPENDIX C - Special Risks Related to Investments in Municipal Securities of Colorado

This appendix provides a summary of the factors that may affect the financial condition of the State of Colorado (“State” or “Colorado”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources that are current as of the preparation of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The NYLI MacKay Colorado Muni Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could adversely impact the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State, its municipalities and their political subdivisions, instrumentalities or authorities.

Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Overview

Colorado has a population of approximately 5.9 million in 2026. 56% of the state’s population lives in the greater Denver/Boulder metropolitan area. Colorado’s major economic sectors include agriculture, professional and business services, manufacturing, technology, tourism, energy production and mining. In 2024, the State had a civilian labor work force of approximately 3.3 million individuals. As of November 2025, the unemployment rate was 3.9%. According to the Colorado Economic & Revenue Forecast dated December 19, 2025, economic growth showed signs of slowing job growth as businesses have reduced hiring supply of available workers has decreased. Colorado’s economy appears slightly weaker than the nation due to the rise in unemployment claims, retail spending declines and a weakening housing market. The Colorado Economic & Revenue Forecast expects, over the forecast period, that economic growth could face headwinds from tariffs, inflation and uncertainty.

Economic Conditions

The State’s General Fund is the principal operating fund of the State and reflects the overall condition of the State economy. All revenues and moneys not required to be credited and paid into a special State fund are required to be credited and paid into the General Fund. The General Fund revenues showed a decrease of $70 million in fiscal year ended 2025, or a 0.4% decrease from the prior year.

Article X, Section 20 of the State Constitution, the Taxpayer’s Bill of Rights (“TABOR”) creates annual limits for revenue received from certain sources with these limits determined by the prior year’s limit adjusted for inflation and population growth. Revenues collected in excess of the limitation must be returned to the citizens unless a vote at the annual election allows the State to retain a surplus. Additionally, Colorado is subject to an Excess State Revenue Cap (“ESRC”), which sets the limit that triggers taxpayer refunds, and revenue exceeding the ESRC must be refunded to the taxpayers in the next fiscal year. For fiscal year 2025, State revenue subject to TABOR were $19.46 billion which was $309.8 million over the ESRC, and over $4 billion over the fiscal year spending limit. Therefore, the amount to be refunded in future fiscal years is nearly $306.1 million. Revenue subject to TABOR is expected to be below the ESRC for Fiscal Year 2025-2026.

State Budget

In April 2025, Governor Jared Polis signed the State’s $43.9 billion budget for fiscal year 2025. The executive branch prepares quarterly revenue forecasts and, if appropriated expenditures are expected to use one-half or more of the reserve, the governor must enact spending cuts. According to the December 2025 forecast, the General Fund is expected to end fiscal year 2025-2026 with a 12.3% reserve, $398.6 million below the statutory requirement. The General Fund revenue is expected to decrease by 1.8%, as corporate income tax revenue falls due federal tax cuts.

Obligations of the State

The State is only allowed by its constitution to issue general obligation debt to fund buildings for State use, to defend the State or the U.S. in times of war, or to provide for unforeseen revenue deficiencies. Additional limitations related to the valuation of taxable property also apply. However, several agencies and instrumentalities of the State government are authorized, by statute, to issue bonds secured by revenue from specific projects and activities. The State also enters into certain lease transactions that are subject to annual renewal at the option of the State Additionally, local municipal issuers, such as the City of Denver, issue general obligation debt.

Bond Ratings

As of February 1, 2026, the State as an issuer received the following ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”), and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

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Aa1 AA AA-

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities and their political subdivisions, instrumentalities and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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APPENDIX D - Special Risks Related to Investments in Municipal Securities of New York

This appendix provides a summary of the factors that may affect the financial condition of the State of New York (the “State” or “New York”) and New York City (the “City” or “New York City”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the City or the State. The information provided below is derived from public sources that are current as of the date of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State, City, or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The NYLI MacKay New York Tax Free Opportunities Fund (the “Fund”) has not independently verified the information included herein and does not make any representation to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or the City or their municipal issuers, which could adversely impact the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State or the City, their municipalities and their political subdivisions, instrumentalities or authorities. Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Municipal issuers in New York rely on State appropriations and local taxes to fund their operations. As a result, economic, political, natural disasters or weather events, public health emergencies or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating or other similar credit event. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a New York municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, the value or liquidity of securities issued by other municipal issuers in New York, including securities issued by the State or the City, could be adversely affected.

New York City constitutes a large proportion of the State’s population and economy. Any effects on the financial health of New York City will ultimately be borne by the State as well. Therefore, the discussion below summarizes certain of the risks that apply to both the State and the City.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in New York, could have an adverse impact on the financial condition of the State and its municipalities, including the City. It is difficult to accurately predict the extent to which those factors may impact the financial condition of the City or the State and its municipalities.

The spread of COVID-19, which began in early 2020 created financial and economic challenges for the State. Efforts to respond to COVID-19 impacted the New York economy and contributed to volatility in the markets. Prolonged inflationary pressures and changing interest rates could adversely affect New York’s economy. It is not possible to predict the long-term economic environment as it relates to New York.

Overview

The State has faced uncertain economic conditions, growing unfunded pension liability, financial regulatory developments and financially-strapped local governments, which may cause economic challenges. The economic outlook in the rest of the country also remains uncertain. A prolonged economic downturn could have significant adverse effects on the State and its finances and, therefore, its municipal securities. Similarly, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship.

There can be no assurances that the State will not face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that current or future economic conditions or federal actions will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could have an adverse impact on the Fund.

New York State Economic Conditions

New York is the fourth most populous state in the United States. New York has a diverse economy that constitutes a large portion of the country’s financial services sector. It also has a comparatively large share of the nation’s financial activities, business and professional services, education and health services employment. The State’s location, as well as its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism have also been important parts of the New York economy.

Although the size of the manufacturing sector in New York has continued to decline, it still represents a meaningful proportion of the State’s economy. With New York City as the nation’s center for banking and finance, the financial services sector is one of the largest and most important sectors in the State and contributes a significant portion of the State’s total wages. Uncertainty surrounding the macroeconomic outlook for the national and global economies is amplified in the State and City. Risks related to the impact of tariffs or geopolitical events, the impact of the current economic environment, the strong dollar, and weakening global growth are likely to create volatility and restrain growth in certain financial sectors over the near-term, and the State’s finance sector is very vulnerable to these risks.

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Other substantial service-producing sectors in the State include information, education and health services, professional and business services, private education and healthcare, leisure and hospitality services and other services. In addition, although farming constitutes only a small amount of the State’s total output, it is an important part of the State’s rural economy. With construction comprising smaller proportions of the State’s employment than within the U.S. generally, the combined services industries, and, in particular, the financial services sector, account for a larger share of employment in New York relative to the U.S. as a whole. As such, New York may be affected to a greater extent than the rest of the U.S. during an economic downturn concentrated on the combined services industries or the financial sector.

Federal, State and local governments collectively comprise a large sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Within this sector, public education accounts for a significant proportion of total State and local government employment.

Economic and Demographic Trends

The State’s per capita personal income has generally been higher than the national average by a significant margin, although New York City’s location as an employment center for a multi-state region means that the State’s relative importance to the national economy is understated because of the large number of employees that work in New York, but live in other states. New York City continues to require substantial assistance from New York and depends on state aid to be able to balance its budget and meet its obligations. New York could be negatively affected by adverse economic circumstances in New York City.

New York’s unemployment rate was 4.5 percent in December 2025.

The State faces many of the same risks as the U.S. economy generally, although the significance of the financial services sector to the State’s economy introduces additional risks for the State. In this context, the ongoing implementation of various regulations and the effects of the Federal Reserve’s interest rate policies may cause uncertainty within the financial services sector and could affect the State’s economic growth. In addition, unfavorable federal international trade policies could negatively impact the economic well-being of the State and its municipalities, including the City. The securities industry in New York City is an important contributor to the State’s revenues and has a significant impact on the State’s economy.

Enacted Budget

In May 2025, the Governor signed into the law the fiscal year 2026 budget (“Enacted Budget”).

The Enacted Budget forecasts total General Fund tax revenues of approximately $103.9 billion, an increase of $4.3 billion from fiscal year 2024-25. These receipts are expected to include $72.6 billion in personal income tax (“PIT”) revenues and $18.7 billion in consumption/use tax receipts. Against these revenues, the Enacted Budget provides for approximately $125.5 billion in General Fund expenditures, an increase of $15.5 billion from fiscal year 2024-25. The Enacted Budget projects that the closing balance of the General Fund at the end of fiscal year 2025-26 will be approximately $44.9 billion, nearly $12 billion below the 2024-2025 closing balance.

Proposed Budget

In January 2026, the Governor submitted the proposed budget for fiscal year 2027 (“Proposed Budget”). The Proposed Budget projects that the General Fund will close fiscal year 2026 with a balance of $52.0 billion.

The Proposed Budget projects total General Fund receipts of approximately $121.9 billion in fiscal year 2027, which represents an increase of $521 million, or 0.4 percent, from expected fiscal year 2026 results. These receipts are expected to include $34.7 billion in personal income tax revenues (an increase of $2.1 billion from fiscal year 2026), $10.9 billion in consumption/use tax receipts (an increase of $292 million from fiscal year 2026) and a $789 million decrease in business tax receipts. Other tax receipts are expected to total $1.5 billion in fiscal year 2027 (a decrease of $105 million from fiscal year 2026). In addition, the Proposed Budget projected non-tax transfers from other funds of approximately $2.4 billion, which represents a decrease of 27.1% from fiscal year 2026. The Proposed Budget projected that miscellaneous receipts will decrease by $1.2 billion from fiscal year 2026.

Against these projected receipts and transfers, the Proposed Budget proposes approximately $126.8 billion in General Fund disbursements, leaning on the opening fund balance. This amount represented an increase of approximately 0.4% from fiscal year 2026. The Proposed Budget would appropriate approximately $89.6 billion from the General Fund to pay for assistance and grants. This appropriation represents an increase of $6.2 billion from fiscal year 2026. Local assistance grants include payments for a range of health, education and social services.

As a result of these projections, DOB estimated that the State would end fiscal year 2027 with a General Fund cash balance of $47.1 billion.

Obligations

It is important to note that the State’s Financial Plan, as described in the Enacted Budget, is subject to a variety of risks and uncertainties, and that actual results may differ materially from projections. In particular, in certain fiscal years, actual receipt collections have dropped substantially below forecasted levels. Moreover, the Financial Plan is based on numerous assumptions and could be subject to changes that result as a consequence

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of New York-specific, national or international events. Many of the projections rely on the realization of actions the State expects will be taken, but that are not within its control. Under certain circumstances, the State may be required to take budget gap-closing actions such as delays or reductions in payments, maintenance and construction. In particular, post-employment benefits for state employees as they reach retirement could require increased payments by the State in upcoming years.

The State is also subject to additional liabilities as required by Governmental Accounting Standards Board (“GASB”) Statement 75, which establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions that are required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service in connection with the provision of other post-employment benefits (“OPEB”). The State continues to finance these costs of its unfunded actuarial accrued liability along with all other employee health care expenses on a pay-as-you-go basis because GASB does not require that these additional costs be funded on a budgetary (cash) basis.

The State’s retirement system provides pension benefits to the public employees of the State and its localities. The Common Retirement Fund (“CRF”), which holds the retirement system’s assets, was subjected to significant investment losses in fiscal year 2009, which negatively impacted the value of assets held by the CRF for the Systems and led to increased employer contribution rates in fiscal years 2011 to 2014. However, due to investment gains, employer contribution rates have also, in recent years, decreased. The State’s inability to recoup its investment losses or to appropriately fund the State’s post-employment benefits could lead to the inability of the State to meet its financial obligations.

The State receives significant amounts of Federal aid for health care, education, transportation and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Any potential reduction in such funding could have a material adverse impact on the Financial Plan. It is not currently possible to assess the fiscal impact of policies that may be adopted with respect to Federal aid provided to the State.

Medicaid and School Aid Spending

Medicaid is intended to assist in providing health care services to low-income individuals and long-term care services for the elderly and disabled. The State’s share of Medicaid spending is estimated to grow by approximately $4.2 billion in fiscal year 2026 and is financed jointly by the State and local governments (including New York City). The State provides funding to districts for School Aid in order to support elementary and secondary education for New York students. The Enacted Budget contemplates appropriations of $37.6 billion in aid to schools for school year (“SY”) 2026, which represents an annual increase of $1.7 billion (or 4.9%). Projected School Aid funding is tied to the State’s personal income growth index and is allocated more heavily to school districts that demonstrate significant student performance improvements. Changes in the State’s Medicaid and School Aid spending or decreases in federal funds could have a significant impact on the State’s and City’s budget.

Debt Obligations

New York State is a large issuer of municipal debt and ranks amongst the states with the highest in the total amount of outstanding debt. The State’s total state-related debt outstanding and total state-supported debt outstanding as of March 31, 2025 each equaled d $55.9 billion.

State-supported debt consists of obligations that the State pays from traditional resources (such as tax revenue) and that impact the State’s budget. It includes general obligation debt as well as certain lease purchase and contractual obligations of public authorities and municipalities. State-related debt is a more broad measure of debt and includes all debt reported by the State on its financial statements, which includes moral obligation financings, or certain contingent-contractual obligation financings. State-supported debt, however, does not include debt issued by local governments, as such debt is accounted for in the local governments’ financial statements.

The Debt Reform Act of 2000 (“Act”) limits the amount and use of State-supported debt that may be issued. The Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of the State’s receipts.

Contingent contractual debt is not subject to the Act’s limitations. The State is projected to spend $7.5 billion in fiscal year 2027 to service this State-supported debt, an increase of 12.5% from fiscal year 2026.

Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several years. Deficit financing by local governments in the State has become more common and has led to the State Legislature passing special acts that authorize bond issuances to finance local government operating deficits. In particular, the Cities of Buffalo, Newburgh, Troy and

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Yonkers and the Counties of Erie and Nassau have faced financial difficulties in recent years. Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments, which is authorized to review a municipality’s operations and finances, make recommendations on reforming and restructuring the municipality’s operations and take other measures to improve the municipality’s finances.

Local Assistance spending by the State includes payments to a variety of local entities such as local governments, school districts and health care providers. According to the Enacted Budget, total spending on behalf of local governments through major local aid programs and savings initiatives spending from the General Fund is expected to total $61.6 billion in fiscal year 2026.

Like the City and the State, localities are subject to a variety of factors that could have a significant impact on their fiscal condition. These include unanticipated problems from loss of Federal stimulus funding, pending litigation and judicial decisions, as well as long-range economic trends or unfavorable federal international trade policies. In the event of serious financial difficulties of a municipality, the local access to the public credit markets could be jeopardized and the marketability of notes and bonds issued by localities within the State could be adversely affected.

Bond Ratings

As of January 28, 2026, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aa1 AA+ AA+

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities and their political subdivisions, instrumentalities and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

New York City Economy

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. New York City accounts for a significant portion of New York’s population and personal income, and the City’s financial health could have a substantial impact on New York in many ways. New York City’s unemployment rate was 5.5 percent in November 2025, which was higher than the national average of 4.6 percent at that time.

The City has the largest population of any city in the U.S. and is a global center of business and culture. Its economy consists of a broad base of financial, professional service, education, health care, hospitality, wholesale and retail trade, technology, information services and manufacturing industries. In addition, the City has a vibrant tourism industry. The City’s General Fund has achieved an operating surplus for every fiscal year from 1981 through 2024 (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs), although the City has frequently faced substantial gaps between forecasted revenues and forecasted expenditures that it was required to balance.

Obligations

The City, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the City might require the City to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the City to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

These obligations could have significant effects on the Financial Plan, if they are modified. Any changes in funding obligations or in the assumptions made, could affect the financial health of the City or of related municipal issuers.

Debt Obligations

The City’s general obligation debt outstanding was $46.7 billion as of June 30, 2025. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit was $44.4 billion below the City’s debt-incurring limit as of July 1, 2025. The City is projected to have remaining debt-incurring capacity of $37.4 billion on July 1, 2026, $32.1 billion on July 1, 2027, and $26.9 billion on July 1, 2028.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of FY 2025, NYCTFA debt backed by personal income tax revenues accounted for $55.6 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt for general capital purposes. This additional borrowing above the initial $13.5 billion limit is secured by personal income tax

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revenues and counted under the City’s general debt limit. In April 2024 the State legislature granted NYCTFA the authority to increase the total amount of outstanding NYCTFA bonds backed by tax revenues above the City’s general debt limit to $21.5 billion beginning on July 1, 2024, and, in connection with fiscal year 2026 budget legislation, $30.5 billion on July 1, 2025. In addition, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of the end of FY 2025, there were $7.5 billion of BARBs outstanding. Debt service for these bonds is supported by State building aid revenues. As of June 30, 2025, TSASC debt totaled $879 million.

General Obligation Bonds

As of January 28, 2026, the following ratings for the City’s general obligation bonds have been received from Moody’s, S&P and Fitch:

Moody’s S&P Fitch

Aa2 AA AA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the City, its political subdivisions, instrumentalities and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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APPENDIX E - Special Risks Related to Investments in Municipal Securities of Oregon

This appendix provides a summary of the factors that may affect the financial condition of the State of Oregon (“State” or “Oregon”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources that are current as of the preparation of this SAI. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The NYLI MacKay Oregon Muni Fund (the “Fund”) has not independently verified the information included herein and does not make any representation as to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or its municipal issuers, which could adversely impact the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State, its municipalities and their political subdivisions, instrumentalities or authorities.

Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Municipal issuers in Oregon rely on State appropriations and local taxes to fund their operations. As a result, economic, political, natural disasters or weather events, public health emergencies or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating or other similar credit event. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If an Oregon municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, the value or liquidity of securities issued by other municipal issuers in Oregon, including securities issued by the State, could be adversely affected.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in Oregon, could have an adverse impact on the financial condition of the State and its municipalities. At this time, it is difficult to accurately predict the extent to which these factors may impact the financial condition of the State and its municipalities.

The State’s revenues can be volatile and correlate to overall economic conditions. There can be no assurances that the State will not face fiscal stress and cash pressures again, or that other changes in the State or national economies will not materially adversely affect the financial condition of the State. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities and may increase the risk of investing in these securities, which could adversely impact the performance of the Fund.

Oregon was adversely impacted by the health-related and economic effects of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 impacted the national and State economies and contributed to volatility in the markets. Prolonged inflationary pressures and changing interest rates could also adversely affect Oregon’s economy. It is not possible to predict the long-term economic environment as it relates to Oregon.

Economic and Demographic Conditions and Trends

Oregon’s unemployment rate was 5.2 percent in November 2025, which was higher than the national average of 4.6 percent at that time. Oregon’s labor market has eased from its overheated state during the pandemic. According to the Oregon Department of Administrative Services “Oregon Economic and Revenue Forecast” released in December 2025, the Oregon labor market is expected to be slow and labor conditions to soften.

Oregon’s economy underperformed the national economy in the first half of 2025 . Revisions from the Oregon Employment Department show employment conditions weakening across most industries, with year-over-year job growth remaining negative. As it stands, year-over-year net job creation declined by 0.9% in August. Year-to date job creation also remains negative, reflecting persistent job losses since the beginning of 2025.

Oregon GDP growth was slower than U.S. GDP growth across most of 2024, and state job creation trailed behind the national average as a result. The year-over-year GDP growth rate for Oregon was 0.8% in the second quarter of 2025, while the U.S. grew 2.1%. Oregon had closed the gap in growth rates in the third quarter of 2023 and outpaced the U.S. in the fourth quarter. This was the first instance of Oregon outpacing the U.S. since the first quarter of 2021. Through 2025, Oregon has lagged the national economy.

State Budget

The Oregon Constitution requires the State’s budget to balance at the end of each biennium. Historically, the Legislative Assembly adopts a budget during the regular legislative session at the end of every biennium covering most of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for most State agencies

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and the Legislative and Judicial Branches (the “Budget Bills”). There are four different categories of funds included in the State’s budget: (i) General Fund, (ii) Lottery Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

The State General Fund derives the majority of its revenue from various taxes, including, personal income taxes, corporate excise and income taxes, insurance taxes, estate taxes and cigarette and other tobacco taxes; fines and fees; liquor sales apportionment; and various other sources. Oregon’s revenue depends heavily on personal income tax given the lack of a general sales tax, but the State has an unlimited legal ability to raise operating revenues as needed. Depending on market conditions, a large share of personal income tax receipts may be derived from capital gains realizations and stock option income, revenue sources that can be particularly volatile and susceptible to economic fluctuations. Sales and use taxes and corporation taxes are subject to economic fluctuations and were negatively impacted during the U.S. recession in 2007- 2008.

The State's projected ending balances total approximately $554.4 million, comprising $472.8 million in General Fund, $45.3 million in discretionary Lottery Funds, and $36.3 million in dedicated Lottery Funds. The Lottery Funds serve as reserves for compensation adjustments, cash flow management, and protection against potential revenue shortfalls. Dedicated Lottery Funds are earmarked for specific programs, including Parks and Recreation, natural resource agencies receiving M76 funding, and veterans' services (M96) primarily through the Department of Veterans' Affairs. The General Fund ending balance represents 1.3% of expenditures, which includes a statutory 1% allocation toward the Rainy Day Fund deposit planned for the end of the 2025-27 biennium, with the remaining 0.3% available to address revenue fluctuations in future periods.

On June 27, 2025, the Oregon Legislature adopted a 2025-27 budget comprised of planned expenditures totaling $37.3 billion for the General Fund, $1.8 billion for Lottery Funds, $56.1 billion for Other Funds, and $43.7 billion for the Federal Funds.

Oregon’s economy has recently more tightly correlated with the US economy.. If factors such as inflationary pressures, federal policy woes or economic weakness among trading partners derail the U.S. economy as a whole, the expected growth in Oregon tax revenue may not come to pass. Over the long term, Oregon and the U.S. economy as a whole still face considerable downward pressure. As the baby boom population cohort works less and spends less, traditional state tax revenues from personal income taxes and general sales taxes may not match the revenue growth pace seen in the past.

Obligations of the State

Oregon state law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond issuances for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach allows greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

Oregon generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State may also issue full faith and credit short-term borrowings, known as “Tax Anticipation Notes.” The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bond bill.

General Obligation bonds may be issued by Oregon only under constitutional amendment passed by voters and in authorized amounts as approved by the Legislative Assembly. General obligation bonds are secured by the full faith and credit of the State. The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds. As of December 2025, there were 17 constitutionally authorized general obligation bond programs.

Appropriation credits are special limited obligations issued by the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.

Tax Anticipation Notes (“TANs”) are notes Oregon issues in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. TANs are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the Treasurer may use internal borrowing to make any required payment.

Direct revenue bond programs operate under statutory authority from the Legislative Assembly. These programs are fully self-supporting and have no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount. The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single-Family and Multifamily Housing Revenue Bonds.

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Conduit revenue bonds issued by Oregon include three bond programs authorized by the Legislative Assembly: the Oregon Facilities Authority program, Industrial and Economic Development Revenue Bonds and Housing Development Revenue Bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

As of June 30, 2025, the amount of the outstanding Oregon general obligation bonds is about $8.3 billion, remaining the same since the last year.

Pension and Post Retirement Liabilities

The State is a participant in the statewide Oregon Public Employees’ Retirement System (“PERS” or the “System”). The State participates in three retirement pension benefit programs provided through PERS and three retirement healthcare benefit programs (two provided through PERS and one provided by the State’s Public Employees’ Benefit Board (“PEBB”)). Most public employers in Oregon participate in PERS. Benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

System Pension Programs

The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, currently 6 percent of salaries and 7 percent for judges) fund these pension programs.

Employees hired before January 1, 1996, are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996, and before August 29, 2003, are known as “Tier 2” participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit. Employees hired on or after August 29, 2003, are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).

PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program (“IAP”). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions. In 2019 the Legislative Assembly passed SB 1049, which made several changes to PERS benefits going forward. Effective July 1, 2020, a portion of most members’ 6%-of-salary contribution to their IAP is being redirected to an Employee Pension Stability Account (EPSA). Each member’s EPSA will help fund their defined benefits provided under T1/T2 and OPSRP. For T1/T2 members, the redirected amount is 2.5 percent of salary for OPSRP members, the amount is 0.75 percent of salary.

System Pension Plan Asset and Liabilities

Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. The current PERS actuary is Milliman, Inc. Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates. Valuations are released approximately one year after the valuation date. The most recent valuation report for the PERS was as of December 31, 2023.

The System Valuations include actuarial valuations for the T1/T2 Pension Programs and OPSRP. In connection with the T1/T2 Pension Programs, the State is pooled with certain local governments and community college districts (the “State and Local Government Rate Pool” or “SLGRP”). Because OPSRP’s assets and liabilities are pooled on a program-wide basis, the State is pooled with all Oregon local governments in connection with OPSRP.

The PERS actuary releases the State’s individual valuation reports near the end of each calendar year. These annual valuation reports provide the State’s portion of the unfunded actuarial liabilities of the SLGRP and OPSRP based on the State’s proportionate share of SLGRP and System covered payroll, respectively, as of the valuation date. An employer’s unfunded actuarial liability (“UAL”) is the excess of the actuarially determined present value of the employer’s benefit obligations to employees over the existing actuarially determined assets available to pay those benefits.

State Pension Plan Asset and Liabilities

For the T1/T2 Pension Programs, the State’s portion of the PERS’ assets and liabilities is based upon the State’s proportionate share of the SLGAP’s covered payroll and reflects proceeds from the State pension bonds issued in October 2003 in the aggregate principal amount of $2.1 billion. For OPSRP, the State’s proportionate share is based upon the State’s share of total System covered payroll. The State’s proportionate liability may increase if other participants fail to pay their full employer contributions.

Other Post-Employment Benefits (“OPEB”)

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In addition to pension benefits provided through the PERS, the State provides healthcare benefits (medical, vision and dental) through two PERS health insurance programs and through PEBB. At the time of retirement, State employees can choose whether to obtain post-employment benefits through the PERS or through PEBB.

Pending Litigation

There are many civil actions pending against the State, which could, if decided against the State, require the State to make significant future expenditures and may substantially impair revenues and cash flow. It is not possible to predict what impact, if any, such proceedings may have on the Fund.

Portland Harbor Superfund

In 2000, the U.S. Environmental Protection Agency (“EPA”) listed an approximately 10-mile stretch of the lower Willamette Aiver area (“Site”) as a Superfund site under the federal Superfund law (“CERCLA”). Over 100 parties may eventually be found responsible under CERCLA for costs related to investigation and cleanup of hazardous substances at the Site, including the State of Oregon, acting by and through the Department of Transportation (“ODOT”) and Department of State Lands (“DSL”). EPA alleges the release of hazardous substances in storm water draining into Portland Harbor from property owned, leased, or operated by ODOT and DSL and from third-party activities on submerged and submersible leased lands owned by the State in trust for the public and managed by DSL within the Site. Under CERCLA, responsible parties can be held jointly and severally liable for all costs, subject to certain defenses.

In January, 2017, EPA issued its final cleanup plan for the Site called the “Record of Decision” (“ROD”). The ROD requires active remediation (through dredging, capping, enhanced natural recovery, and monitored natural recovery) of nearly 400 acres of contaminated sediments and over 20,000 lineal feet of riverbank. EPA’s initial estimate for full performance of the remedy was $1.05 billion and 13 years; other parties estimate that it is a $3 billion remedy that will take 20 years to complete. Liable parties under CERCLA are responsible for funding this remedial action, as well as preliminary actions such as additional investigations, remedial design, and agency oversight. EPA has asked potentially responsible parties (“PAPs”) to step forward to perform components of the ROD or risk an enforcement action. Numerous parties, including DSL and ODOT, have entered into Administrative Settlements and Orders on Consent with EPA to perform pre-remedial design and related work.

A group of Portland Harbor PAPs are engaged in a confidential, non-binding private mediation process that will result in an allocation of the ROD’s cleanup costs among all liable parties. If the mediation is successful, it will culminate in a settlement proposal, which if accepted by EPA, will be memorialized in a Consent Decree filed in the Oregon federal district court. It is not possible to predict the relative share of cleanup costs that will be assigned to each agency through this confidential mediation or, should it fail, through litigation. It is also too early to predict when the mediation will conclude or whether it will result in a durable comprehensive settlement with EPA.

Separately, the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife, are asserting a CERCLA claim for natural resource damages (“NAD”) against all Portland Harbor PRPs, including ODOT and DSL. The trustees have initiated a cooperative injury assessment process funded by thirty parties, the goal of which is to reach settlements of the NRD claim based on readily available information. The State is seeking a settlement of its NRD liabilities through this process.

The State is pursuing claims for insurance coverage of its Portland Harbor defense costs and expects to make additional insurance claims in the future for its eventual liabilities for cleanup costs and NRD. These claims are based on commercial general liability insurance policies that the State held between 1968 and 1972 and on insurance policies that listed DSL and ODOT as additional insureds. The State has executed a settlement agreement with several of its insurers regarding their obligation to pay for most of the State’s defense costs through 2024, but the insurers have reserved their rights to deny indemnity coverage.

Department of Corrections COVID-19 Litigations

More than 5,100 adults in custody (AIC) confined in the Oregon Department of Correction’s (ODOC) 14 facilities throughout the State ultimately contracted COVID-19. The State has been sued in a class action in federal court where the judge overseeing the case has certified the case. The case involves two classes of AICs. One class seeks damages for all AIC’s who contracted COVID-19, and the other class consists of the estates of 47 AICs that died while sick with COVID-19. Plaintiffs seek an award exceeding $50 million.

Natural Disasters Risk

Natural disasters, including but not limited to, earthquakes, wildfires, volcanic eruptions, mudslides, tsunamis, heat waves, floods, droughts, avalanches, windstorms and other events as well as future public health emergencies are possible future events that may adversely affect the economy of the State. The loss of life and property damage that could result from these events could have a material and adverse effect on the State and its operations and financial condition.

Oregon is located in an area of seismic activity along the Pacific coast. The scientific consensus is that the State and the Pacific Northwest region are subject to periodic great earthquakes along the Cascadia Subduction Zone, a large fault that runs offshore from Northern California to British Columbia. Geologists are predicting the Pacific Northwest is due for a major earthquake. Such an earthquake would cause widespread damage to

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structures and infrastructure in western Oregon, and total damage in coastal areas inundated by a possible accompanying tsunami. It is likely the infrastructure damage would be sufficient to disrupt transportation, communication, water and sewer systems, power and gas delivery and fuel supplies for weeks to months for much of western Oregon. This kind of regional disaster is unprecedented and could result in a significant permanent loss of population and business.

In addition, Oregon has experienced significant wildfire during the past several years. The increase of warmer and drier weather conditions in the State indicates that wildfire events are likely to continue in the future. Wildfire events threaten the health, economy and environment of the State by causing unhealthy levels of air quality that can cause respiratory problems for some people⠀ threatening, damaging or destroying infrastructure, homes, property and agriculture⠀ destroying forestland resources⠀ and damaging or destroying habitat for wildlife.

The increase in the average atmospheric temperature of the earth, generally referred to as “climate change,” is expected to drive up the frequency and severity of extreme weather events. Additionally, increasing temperatures are affecting the form of precipitation, and therefore, Oregon’s mountain snowpack. This is altering the timing, duration, volume, and quality of water runoff throughout the State, making it potentially challenging to meet water needs during the summer and fall months.

Other Contingencies

Unemployment Benefits

Qualifying state employees are entitled to benefits payments during periods of unemployment. Each state agency is required to reimburse the Employment Department for benefit payments made to former employees. The amount of future benefit payments to claimants, and the resulting liability to the State, cannot be reasonably estimated.

Federal Issues

Oregon receives significant financial assistance from the federal government. Entitlement to these resources is generally based on compliance with terms and conditions of the grant agreements and applicable federal regulations, including the expenditure of the resources for eligible purposes. Substantially all grants are subject to financial and compliance audits by the grantors. Any disallowances as a result of these audits become a liability of the fund that receives the grant.

Bond Ratings

As of February 19, 2026, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aa1 AA+ AA+

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities and their political subdivisions, instrumentalities and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings

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APPENDIX F - Special Risks Related to Investments in Municipal Securities of Utah

This appendix provides a summary of the factors that may affect the financial condition of the State of Utah (the “State” or “Utah”). The information provided below is intended only to summarize certain of these factors and does not purport to describe in detail each of the potential factors that may impact the financial condition of the State. The information provided below is derived from public sources, including but not necessarily limited to the 2026 Economic Report to the Governor prepared by the Utah Economic Counsel, reports prepared by state government and budget officials and statement of issuers of Utah municipal obligations, as available on the date of this Statement of Additional Information. These sources are typically prepared or disseminated by departments, agencies, or bureaus of the State, City, or federal government, though they may also include other publicly available sources such as news articles, press releases and other reports. The NYLI MacKay Utah Muni Fund (the “Fund”) has not independently verified the information included herein and does not make any representation to the accuracy of such information.

The information included herein is subject to change rapidly, substantially and without notice. Any changes in this information may adversely impact the financial condition of the State or their municipal issuers, which could adversely impact the Fund’s investments. The Fund does not maintain any obligation to update this information throughout the year. As such, investors and their financial advisers are encouraged to independently research the financial condition of the State, its municipalities and their political subdivisions, instrumentalities or authorities. Investors should also review information about the Fund’s strategies, risks and investments before investing in the Fund.

Municipal issuers in Utah rely on State appropriations and local taxes to fund their operations. As a result, economic, political, natural disasters or weather events, public health emergencies or financial conditions that reduce State appropriations or impact local tax revenues may increase fiscal pressure on the State’s municipalities. If a municipal issuer is unable to obtain sufficient revenues to satisfy its outstanding obligations, that issuer may be subject to a downgrade of its credit rating or other similar credit event. In addition, increased fiscal pressure may cause a municipal issuer to become insolvent, which may require the issuer to file for bankruptcy. If a Utah municipal issuer suffers a credit rating downgrade, becomes insolvent, or files for bankruptcy, the value or liquidity of securities issued by other municipal issuers in Utah, including securities issued by the State, could be adversely affected.

Additionally, external factors, such as conditions in the national economy and demand for goods and services produced in Utah, could have an adverse impact on the financial condition of the State and its municipalities. It is difficult to accurately predict the extent to which those factors may impact the financial condition of the State and its municipalities.

Utah Economic Conditions

Utah’s economy has recently expanded at a moderate pace, but the State’s economy remains subject to risks such as heightened inflation and interest rates, trade disruptions, housing prices, and federal healthcare funding .. In addition, the State has recently experienced a downward trajectory in job openings and a decline in the labor force participation rate.

The State faces many of the same risks as the U.S. economy generally, although the significance of financial activities (finance, insurance, real estate, rental, and leasing) to the State’s economy introduces additional risks for the State. Financial activities remained the largest sectors of Utah’s GDP, followed by government and government enterprises (including all local, state, and federal activity), and Utah’s GDP was also significantly aided by trade, transportation, and utilities as well as manufacturing. Adverse conditions affecting any of these sectors could disproportionately negatively impact the economic well-being of the State and its municipalities.

There can be no assurances that the State will not face fiscal stress or that such circumstances will not become more difficult in the future. Furthermore, there can be no guarantee that current or future economic conditions or federal actions will not have a materially adverse impact on the State’s financial condition. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could have an adverse impact on the Fund.

Budget Recommendations

For the fiscal year ended 2026, the Utah legislature’s Executive Appropriations Committee estimates $11.5 billion in revenue to the General and Income Tax Fund, down 0.5% from the revised fiscal year 2025 estimate of $11.6 billion. The legislature has appropriated $11.8 billion in General, Income Tax Fund, and Uniform School Fund expenditures in fiscal year 2026, a decrease of 6.5% from the revised fiscal year 2025 budget of $12.9 billion. Utah’s operating and capital budget is $30.8 billion for fiscal year 2026, a 3.1% increase from the revised fiscal year 2025 estimates of $29.9 billion.

Utah’s Division of Finance automatically deposits 25% of year-end General Fund and Income Tax Fund revenue surpluses, after certain set-asides, into Utah’s reserve accounts. The General Fund Budget Reserve Account began fiscal year 2024 with a $330.3 million balance. The Income Tax Fund Budget Reserve Account began fiscal year 2024 with an $856.3 million balance. The General Fund ended fiscal year 2024 with a revenue deficit of $8.5 million, while the Income Tax Fund ended fiscal year 2024 with a revenue surplus of $6.1 million, which triggered a $1.95 million automatic deposit into the education rainy-day fund. That account began fiscal year 2025 with an $858.2 million. The general rainy-day fund’s balance remained unchanged from fiscal year 2024. $145.2 million was deposited into the rainy-day funds for FY 2026.

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Utah’s funds are accounted for and reported in the following categories: governmental funds; proprietary funds; and fiduciary funds. Governmental funds include the General Fund, special revenue funds, capital projects funds, debt service funds, and permanent funds. The State reports the following major governmental funds: the General Fund, the Income Tax Fund, the Education Fund, the Transportation Fund and the Transportation Investment Fund. Proprietary funds include enterprise and internal service funds. Fiduciary funds include pension trust funds, investment trust funds, private purpose trust funds, and agency funds.

Obligations

It is important to note that the State’s financial plan, as defined in its budget, is subject to a variety of risks and uncertainties, and that actual results may differ materially from projections. In particular, in certain fiscal years, actual receipt collections have dropped substantially below forecasted levels. Moreover, the budget is based on numerous assumptions and could be subject to changes that result as a consequence of Utah-specific, national or international events. Many of the projections rely on the realization of actions the State expects will be taken, but that are not within its control. Under certain circumstances, the State may be required to take budget gap-closing actions such as delays or reductions in payments, maintenance and construction. In particular, post-employment benefits for state employees as they reach retirement could require increased payments by the State in upcoming years.

There were no general obligation bond issuances, authorizations, or refundings in fiscal year 2025. As of November 1, 2025, the State’s general obligation debt burden is $900.3 million. Utah's debt stands at 10.5% of the Constitutional Debt Limit. There are additional types of debt for which the State provides credit support; for example, the School Bond Guaranty Program and Charter School Credit Enhancement Program. Such outstanding debt is significant and totals in the billions of dollars.

Litigation

The State, its officials and employees are named as defendants in numerous legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Bond Ratings

As of February 19, 2026, the following ratings for the State as an issuer received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s S&P Fitch

Aaa AAA AAA

These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities and their political subdivisions, instrumentalities and authorities. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.

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PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

a. Declaration of Trust

1. Certificate of Trust as filed with the State of Delaware on April 28, 2009 – Previously filed as Exhibit (a)(1) to Registrant’s Initial Registration Statement on Form N-1A on July 30, 2009*

2. Amended and Restated Declaration of Trust dated as of August 28, 2024 – Previously filed as Exhibit (a)(2) to Post – Effective Amendment No. 198 to the Trust’s Registration Statement filed on August 21, 2025*

b. Amended and Restated By-Laws dated as of August 28, 2024 – Previously filed as Exhibit (b) to Post – Effective Amendment No. 198 to the Trust’s Registration Statement filed on August 21, 2025*

c. Instruments Defining Rights of Security Holders

1. The Registrant does not issue Certificates. See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of Declaration of Trust of the Registrant. See Above. See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and Reports” of Registrant’s Bylaws. See Above*

d. Investment Advisory Contracts

1. Amended and Restated Management Agreement dated February 27, 2015 – Previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015*

a. Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(1)(a) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on June 17, 2015*

b. Amendment dated June 1, 2015 – Previously filed as Exhibit (d)(1)(b) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015*

c. Amendment dated February 29, 2016 – Previously filed as Exhibit (d)(1)(c) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 29, 2016*

d. Amendment dated March 25, 2016 – Previously filed as Exhibit (d)(1)(d) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016*

e. Amendment dated June 30, 2016 – Previously filed as Exhibit (d)(1)(e) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

f. Amendment dated July 29, 2016 – Previously filed as Exhibit (d)(1)(f) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

g. Amendment dated February 28, 2017 – Previously filed as Exhibit (d)(1)(g) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

h. Amendment dated March 31, 2017 – Previously filed as Exhibit (d)(1)(h) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

i. Amendment dated May 8, 2017 – Previously filed as Exhibit (d)(1)(i) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

j. Amendment dated August 4, 2017 – Previously filed as Exhibit (d)(1)(j) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

k. Amendment dated November 15, 2017 – Previously filed as Exhibit (d)(1)(k) to Post-Effective Amendment No. 120 to the Trust’s Registration Statement on November 14, 2017*

l. Amendment dated February 28, 2018 – Previously filed as Exhibit (d)(1)(l) to Post-Effective Amendment No. 123 to the Trust’s Registration Statement on February 28, 2018*

m. Amendment dated May 22, 2018 – Previously filed as Exhibit (d)(1)(m) to Post-Effective Amendment No. 130 to the Trust’s Registration Statement on October 22, 2018*

n. Amendment dated November 30, 2018 - Previously filed as Exhibit (d)(1)(n) to Post-Effective Amendment No. 132 to the Trust’s Registration Statement on February 15, 2019*

o. Amendment dated February 28, 2019 - Previously filed as Exhibit (d)(1)(o) to Post-Effective Amendment No. 132 to the Trust’s Registration Statement on February 15, 2019*

p. Amendment dated April 1, 2019 – Previously filed as Exhibit (d)(1)(p) to Post-Effective Amendment No. 139 to the Trust’s Registration Statement on June 26, 2019*

q. Amendment dated June 14, 2019 – Previously filed as Exhibit (d)(1)(q) to Post-Effective Amendment No. 139 to the Trust’s Registration Statement on June 26, 2019*

r. Amendment dated June 28, 2019 – Previously filed as Exhibit (d)(1)(r) to Post-Effective Amendment No. 139 to the Trust’s Registration Statement on June 26, 2019*

s. Amendment dated December 5, 2019 – Previously filed as Exhibit (d)(1)(s) to Post-Effective Amendment No. 144 to the Trust's Registration Statement on December 18, 2019*

t. Amendment dated December 18, 2019 – Previously filed as Exhibit (d)(1)(t) to Post-Effective Amendment No. 144 to the Trust's Registration Statement on December 18, 2019*

u. Amendment dated February 26, 2020 – Previously filed as Exhibit (d)(1)(u) to Post-Effective Amendment No. 148 to the Trust’s Registration Statement on February 25, 2020*

v. Amendment dated February 28, 2020 – Previously filed as Exhibit (d)(1)(v) to Post-Effective Amendment No. 148 to the Trust’s Registration Statement on February 25, 2020*

w. Amendment dated May 26, 2020 – Previously filed as Exhibit (d)(1)(w) to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on June 25, 2020*

x. Amendment dated June 30, 2020 – Previously filed as Exhibit (d)(1)(x) to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on June 25, 2020*

y. Amendment dated July 31, 2020 – Previously filed as Exhibit (d)(1)(y) to Post-Effective Amendment No. 158 to the Trust’s Registration Statement on August 28, 2020*

z. Amendment dated August 31, 2020 – Previously filed as Exhibit (d)(1)(z) to Post-Effective Amendment No. 158 to the Trust’s Registration Statement on August 28, 2020*

aa. Amendment dated February 28, 2021 – Previously filed as Exhibit (d)(1)(aa) to Post-Effective Amendment No. 163 to the Trust’s Registration Statement on February 24, 2021*

bb. Amendment dated March 5, 2021 – Previously filed as Exhibit (d)(1)(bb) to Post-Effective Amendment No. 164 to the Trust’s Registration Statement on March 23, 2021*

cc. Amendment dated April 26, 2021 – Previously filed as Exhibit (d)(1)(cc) to Post-Effective Amendment No. 167 to the Trust’s Registration Statement filed on August 26, 2021*

dd. Amendment dated August 28, 2021 – Previously filed as Exhibit (d)(1)(dd) to Post-Effective Amendment No. 167 to the Trust’s Registration Statement filed on August 26, 2021*

ee. Amendment dated September 30, 2021 – Previously filed as Exhibit (d)(1)(ee) to Post-Effective Amendment No. 168 to the Trust’s Registration Statement filed on September 30, 2021*

ff. Amendment dated November 30, 2021 – Previously filed as Exhibit (d)(1)(ff) to Post-Effective Amendment No. 173 to the Trust’s Registration Statement filed on March 4, 2022*

gg. Amendment dated February 28, 2022 – Previously filed as Exhibit (d)(1)(gg) to Post-Effective Amendment No. 173 to the Trust’s Registration Statement filed on March 4, 2022*

hh. Amendment dated May 30, 2023 – Previously filed as Exhibit (d)(1)(hh) to Post-Effective Amendment No. 183 to the Trust’s Registration Statement filed on May 30, 2023*

ii. Amendment dated July 24, 2023 – Previously filed as Exhibit (d)(1)(ii) to Post-Effective Amendment No. 185 to the Trust’s Registration Statement filed on July 24, 2023*

jj. Amendment dated August 28, 2023 – Previously filed as Exhibit (d)(1)(jj) to Post-Effective Amendment No. 187 to the Trust’s Registration Statement filed on August 28, 2023*

kk. Amendment dated February 28, 2024 – Previously filed as Exhibit (d)(1)(kk) to Post-Effective Amendment No. 190 to the Trust’s Registration Statement filed on February 26, 2024*

ll. Amendment dated May 27, 2024 – Previously filed as Exhibit (d)(1)(ll) to Post-Effective Amendment No. 193 to the Trust’s Registration Statement filed on May 24, 2024*

mm. Amendment dated February 28, 2025 – Previously filed as Exhibit (d)(1)(mm) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement filed on February 25, 2025*

nn. Amendment dated February 28, 2026 – Filed herewith

2. Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 31, 2017 – Previously filed as Exhibit (d)(2) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

a. Amendment dated May 8, 2017 – Previously filed as Exhibit (d)(2)(a) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

b. Amendment dated February 28, 2019 – Previously filed as Exhibit (d)(2)(b) to Post-Effective Amendment No. 139 to the Trust’s Registration Statement on June 26, 2019*

c. Amendment dated April 1, 2019 – Previously filed as Exhibit (d)(2)(c) to Post-Effective Amendment No. 139 to the Trust’s Registration Statement on June 26, 2019*

d. Amendment dated May 1, 2019 – Previously filed as Exhibit (d)(2)(d) to Post-Effective Amendment No. 139 to the Trust’s Registration Statement on June 26, 2019*

e. Amendment dated April 26, 2021 – Previously filed as Exhibit (d)(2)(e) to Post-Effective Amendment No. 167 to the Trust’s Registration Statement filed on August 26, 2021*

3. Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated January 1, 2018 – Previously filed as Exhibit (d)(3) to Post-Effective Amendment No. 123 to the Trust’s Registration Statement on February 28, 2018*

a. Amendment dated February 28, 2018 – Previously filed as Exhibit (d)(3)(a) to Post-Effective Amendment No. 123 to the Trust’s Registration Statement on February 28, 2018*

b. Amendment dated May 1, 2018 – Previously filed as Exhibit (d)(3)(b) to Post-Effective Amendment No. 130 to the Trust's Registration Statement on October 22, 2018*

c. Amendment dated May 22, 2018 – Previously filed as Exhibit (d)(3)(c) to Post-Effective Amendment No. 130 to the Trust's Registration Statement on October 22, 2018*

d. Amendment dated November 30, 2018 - Previously filed as Exhibit (d)(3)(d) to Post-Effective Amendment No. 132 to the Trust’s Registration Statement on February 15, 2019*

e. Amendment dated February 28, 2019 – Previously filed as Exhibit (d)(3)(e) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

f. Amendment dated April 1, 2019 – Previously filed as Exhibit (d)(3)(f) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

g. Amendment dated May 1, 2019 – Previously filed as Exhibit (d)(3)(g) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

h. Amendment dated June 21, 2019 – Previously filed as Exhibit (d)(3)(h) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

i. Amendment dated June 28, 2019 – Previously filed as Exhibit (d)(3)(i) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

j. Amendment dated February 26, 2020 – Previously filed as Exhibit (d)(3)(j) to Post-Effective Amendment No. 148 to the Trust’s Registration Statement on February 25, 2020*

k. Amendment dated February 28, 2020 – Previously filed as Exhibit (d)(3)(k) to Post-Effective Amendment No. 148 to the Trust’s Registration Statement on February 25, 2020*

l. Amendment dated August 31, 2020 – Previously filed as Exhibit (d)(3)(l) to Post-Effective Amendment No. 158 to the Trust’s Registration Statement on August 28, 2020*

m. Amendment dated February 28, 2021 – Previously filed as Exhibit (d)(3)(m) to Post-Effective Amendment No. 164 to the Trust’s Registration Statement on March 23, 2021*

n. Amendment dated March 5, 2021 – Previously filed as Exhibit (d)(3)(n) to Post-Effective Amendment No. 164 to the Trust’s Registration Statement on March 23, 2021*

o. Amendment dated April 26, 2021 – Previously filed as Exhibit (d)(3)(o) to Post-Effective Amendment No. 167 to the Trust’s Registration Statement filed on August 26, 2021*

p. Amendment dated May 1, 2021 – Previously filed as Exhibit (d)(3)(p) to Post-Effective Amendment No. 167 to the Trust’s Registration Statement filed on August 26, 2021*

q. Amendment dated August 28, 2021 – Previously filed as Exhibit (d)(3)(q) to Post-Effective Amendment No. 168 to the Trust’s Registration Statement filed on September 30, 2021*

r. Amendment dated November 30, 2021 – Previously filed as Exhibit (d)(3)(r) to Post-Effective Amendment No. 173 to the Trust’s Registration Statement filed on March 4, 2022*

s. Amendment dated February 28, 2022 – Previously filed as Exhibit (d)(3)(s) to Post-Effective Amendment No. 173 to the Trust’s Registration Statement filed on March 4, 2022*

t. Amendment dated May 1, 2022 – Previously filed as Exhibit (d)(3)(t) to Post-Effective Amendment No. 188 to the Trust’s Registration Statement filed on October 25, 2023*

u. Amendment dated August 28, 2023 – Previously filed as Exhibit (d)(3)(u) to Post-Effective Amendment No. 188 to the Trust’s Registration Statement filed on October 25, 2023*

v. Amendment dated September 8, 2023 – Previously filed as Exhibit (d)(3)(v) to Post-Effective Amendment No. 188 to the Trust’s Registration Statement filed on October 25, 2023*

w. Amendment dated February 28, 2024 – Previously filed as Exhibit (d)(3)(w) to Post-Effective Amendment No. 190 to the Trust’s Registration Statement filed on February 26, 2024*

x. Amendment dated May 1, 2024 – Previously filed as Exhibit (d)(3)(x) to Post-Effective Amendment No. 193 to the Trust’s Registration Statement filed on May 24, 2024*

y. Amendment dated May 27, 2024 – Previously filed as Exhibit (d)(3)(y) to Post-Effective Amendment No. 194 to the Trust’s Registration Statement filed on July 22, 2024*

z. Amendment dated February 28, 2025 – Previously filed as Exhibit (d)(3)(z) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement filed on February 25, 2025*

aa. Amendment dated February 28, 2025 – Previously filed as Exhibit (d)(3)(aa) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement filed on February 25, 2025*

bb. Amendment dated February 28, 2026 – Filed herewith

4. Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Candriam dated November 28, 2025 – Filed herewith

5. Subadvisory Agreement between New York Life Investment LLC and NYL Investors LLC dated May 1, 2014 – Previously filed as Exhibit (d)(8) to Post-Effective Amendment No. 68 to the Trust’s Registration Statement on July 11, 2014*

a. Amendment dated December 5, 2019 – Previously filed as Exhibit (d)(5)(a) to Post-Effective Amendment No. 144 to the Trust's Registration Statement on December 18, 2019*

b. Amendment dated March 5, 2021 – Previously filed as Exhibit (d)(5)(b) to Post-Effective Amendment No. 168 to the Trust’s Registration Statement filed on September 30, 2021*

6. Subadvisory Agreement between New York Life Investment LLC and Cushing Asset Management LLC dated July 11, 2014 – Previously filed as Exhibit (d)(9) to Post-Effective Amendment No. 68 to the Trust’s Registration Statement on July 11, 2014*

a. Amendment dated June 18, 2015 – Previously filed as Exhibit (d)(9)(a) to Post-Effective Amendment No. 82 to the Trust’s Registration Statement on June 17, 2015*

b. Amendment dated March 31, 2016 – Previously filed as Exhibit (d)(9)(b) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016*

c. Amendment dated March 31, 2017 – Previously filed as Exhibit (d)(9)(c) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

d. Amendment dated March 31, 2018 – Previously filed as Exhibit (d)(6)(d) to Post-Effective Amendment No. 125 to the Trust’s Registration Statement on March 29, 2018*

e. Amendment dated November 30, 2018 – Previously filed as Exhibit (d)(6)(e) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

f. Amendment dated May 26, 2020 – Previously filed as Exhibit (d)(6)(f) to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on June 25, 2020*

7. Management Agreement dated July 2, 2018 on behalf of MainStay U.S. Government Liquidity Fund – Previously filed as Exhibit (d)(8) to Amendment No. 130 to the Trust’s Registration Statement on July 2, 2018*

8. Subadvisory Agreement between New York Life Investment Management LLC and NYL Investors LLC dated July 2, 2018 on behalf of the MainStay U.S. Government Liquidity Fund – Previously filed as Exhibit (d)(9) to Post-Effective Amendment No. 128 on August 16, 2018*

9. Subadvisory Agreement between New York Life Investment Management LLC and CBRE Clarion Securities LLC dated February 21, 2020 – Previously filed as Exhibit (d)(9) to Post-Effective Amendment No. 147 on February 24, 2020*

a. Amendment dated August 28, 2023 – Previously filed as Exhibit (d)(9)(a) to Post-Effective Amendment No. 187 to the Trust’s Registration Statement filed on August 28, 2023*

10. Subadvisory Agreement between New York Life Investment Management LLC and Wellington Management Company LLC dated March 5, 2021 – Previously filed as Exhibit (d)(10) to Post-Effective Amendment No. 164 to the Trust’s Registration Statement on March 23, 2021*

a. Amendment dated May 1, 2023 – Previously filed as Exhibit (d)(10)(a) to Post-Effective Amendment No. 183 to the Trust’s Registration Statement on May 30, 2023*

b. Amendment dated August 12, 2024 – Previously filed as Exhibit (d)(10(b) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement on February 25, 2025*

11. Subadvisory Agreement between New York Life Management LLC and Fiera Capital Inc. dated May 30, 2023 – Previously filed as Exhibit (d)(12) to Post-Effective Amendment No. 183 on May 30, 2023*

12. Subadvisory Agreement between New York Life Investment Management LLC and PineStone Asset Management Inc. dated July 24, 2023 – Previously filed as Exhibit (d)(13) to Post-Effective Amendment No. 185 on July 24, 2023*

e. Underwriting Contracts

1. Amended and Restated Distribution Agreement dated August 1, 2014 between the Registrant and NYLIFE Distributors LLC – Previously filed as Exhibit (e)(1) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015*

2. Form of Soliciting Dealer Agreement – Previously filed as Exhibit (e)(2) to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 29, 2016*

f. Bonus or Profit Sharing Contracts – Inapplicable

g. Custodian Agreements

1. Global Custody Agreement with JPMorgan Chase Bank, National Association dated June 22, 2020 – Previously filed as Exhibit (g)(4) to Post-Effective Amendment No. 164 to the Trust’s Registration Statement on March 23, 2021*

a. Amendment dated May 1, 2021 – Previously filed as Exhibit (g)(4)(a) to Post-Effective Amendment No. 168 to the Trust’s Registration Statement filed on September 30, 2021*

b. Amendment dated September 9, 2021 – Previously filed as Exhibit (g)(4)(b) to Post-Effective Amendment No. 168 to the Trust’s Registration Statement filed on September 30, 2021*

c. Amendment dated March 30, 2023 – Previously filed as Exhibit (g)(4)(c) to Post-Effective Amendment No. 188 to the Trust’s Registration Statement on October 25, 2023*

d. Amendment dated May 16, 2023 – Previously filed as Exhibit (g)(4)(d) to Post-Effective Amendment No. 188 to the Trust’s Registration Statement on October 25, 2023*

e. Amendment dated January 3, 2024 to the Global Custody Agreement with JP Morgan – Previously filed as Exhibit (g)(4)(e) to Post Effective Amendment No. 193 to the Trust’s Registration Statement on May 24, 2024*

f. Amendment dated April 9, 2024 to the Global Custody Agreement with JP Morgan – Previously filed as Exhibit (g)(4)(f) to Post-Effective Amendment No. 193 to the Trust’s Registration Statement on May 24, 2024*

g. Amendment dated July 5, 2024 to the Global Custody Agreement with JP Morgan – Previously filed as Exhibit (g)(1)(g) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement on February 25, 2025*

h. Amendment dated September 5, 2024 to the Global Custody Agreement with JP Morgan – Previously filed as Exhibit (g)(1)(h) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement on February 25, 2025*

i. Amendment dated December 18, 2024 to the Global Custody Agreement with JP Morgan – Previously filed as Exhibit (g)(1)(i) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement on February 25, 2025*

h. Other Material Contracts

1. Transfer Agency Agreements

a. Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009*

i. Amendment dated November 12, 2009 – Previously filed as Exhibit (h)(1)(a)(i) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011*

ii. Amendment dated November 24, 2009 – Previously filed as Exhibit (h)(1)(a)(ii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011*

iii. Amendment dated February 26, 2010 – Previously filed as Exhibit (h)(1)(a)(iii) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011*

iv. Amendment dated March 30, 2010 – Previously filed as Exhibit (h)(1)(a)(iv) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011*

v. Amendment dated January 1, 2011 – Previously filed as Exhibit (h)(1)(a)(v) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011*

vi. Amendment dated January 1, 2012 – Previously filed as Exhibit (h)(1)(a)(vi) to Post-Effective Amendment No. 40 to the Trust’s Registration Statement on February 28, 2013*

vii. Amendment dated January 1, 2013 – Previously filed as Exhibit (h)(1)(a)(vii) to Post-Effective Amendment No. 51 to the Trust’s Registration Statement on June 17, 2013*

viii. Amendment dated July 11, 2014 – Previously filed as Exhibit (h)(1)(a)(viii) to Post-Effective Amendment No. 73 to the Trust’s Registration Statement on February 27, 2015*

ix. Amendment dated June 18, 2015 – Previously filed as Exhibit (h)(1)(a)(ix) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015*

x. Amendment dated February 29, 2016 – Previously filed as Exhibit (h)(1)(a)(x) to Post-Effective Amendment No. 94 to the Trust’s Registration Statement on June 20, 2016*

xi. Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(a)(xi) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement on September 12, 2016*

xii. Amendment dated March 13, 2017 – Previously filed as Exhibit (h)(1)(a)(xii) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

xiii. Amendment dated April 11, 2017 – Previously filed as Exhibit (h)(1)(a)(xiii) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

xiv. Amendment dated May 8, 2017 – Previously filed as Exhibit (h)(1)(a)(xiv) to Post-Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

xv. Amendment dated November 15, 2017 – Previously filed as Exhibit (h)(1)(a)(xv) to Post-Effective Amendment No. 120 to the Trust’s Registration Statement on November 14, 2017*

xvi. Amendment dated February 28, 2018 – Previously filed as Exhibit (h)(1)(a)(xvi) to Post-Effective Amendment No. 123 to the Trust’s Registration Statement on February 28, 2018*

xvii. Amendment dated May 22, 2018 – Previously filed as Exhibit (h)(1)(a)(xvii) to Post-Effective Amendment No. 130 to the Trust's Registration Statement on October 22, 2018*

xviii. Amendment dated July 2, 2018 – Previously filed as Exhibit (h)(1)(a)(xvii) to Amendment No. 130 to the Trust’s Registration Statement on July 2, 2018*

xix. Amendment dated November 30, 2018 – Previously filed as Exhibit (h)(1)(a)(xix) to Post-Effective Amendment No. 132 to the Trust’s Registration Statement on February 15, 2019*

xx. Amendment dated February 28, 2019 – Previously filed as Exhibit (h)(1)(a)(xx) to Post-Effective Amendment No. 132 to the Trust’s Registration Statement on February 15, 2019*

xxi. Amendment dated April 1, 2019 – Previously filed as Exhibit (h)(1)(xxi) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

xxii. Amendment dated June 14, 2019 – Previously filed as Exhibit (h)(1)(xxii) to Post-Effective Amendment No. 139 to the Trust's Registration Statement on June 26, 2019*

xxiii. Amendment dated November 1, 2019 – Previously filed as Exhibit (h)(1)(a)(xxiii) to Post-Effective Amendment No. 144 to the Trust's Registration Statement on December 18, 2019*

xxiv. Amendment dated February 26, 2020 – Previously filed as Exhibit (h)(1)(a)(xxiv) to Post-Effective Amendment No. 148 to the Trust’s Registration Statement on February 25, 2020*

xxv. Amendment dated May 1, 2020 – Previously filed as Exhibit (h)(1)(a)(xxv) to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on June 25, 2020*

xxvi. Amendment dated May 22, 2020 – Previously filed as Exhibit (h)(1)(a)(xxvi) to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on June 25, 2020*

xxvii. Amendment dated June 30, 2020 – Previously filed as Exhibit (h)(1)(a)(xxvii) to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on June 25, 2020*

xxviii. Amendment dated September 30, 2020 – Previously filed as Exhibit (h)(1)(a)(xxviii) to Post-Effective Amendment No. 161 to the Trust’s Registration Statement on September 30, 2020*

xxix. Amendment dated February 28, 2021 – Previously filed as Exhibit (h)(1)(a)(xxix) to Post-Effective Amendment No. 163 to the Trust’s Registration Statement on February 24, 2021*

xxx. Amendment dated September 30, 2021 – Previously filed as Exhibit (h)(1)(a)(xxx) to Post-Effective Amendment No. 168 to the Trust’s Registration Statement filed on September 30, 2021*

xxxi. Amendment dated October 26, 2021 – Previously filed as Exhibit (h)(1)(a)(xxxi) to Post-Effective Amendment No. 188 to the Trust’s Registration Statement on October 25, 2023*

xxxii. Amendment dated February 28, 2022 – Previously filed as Exhibit (h)(1)(a)(xxx) to Post-Effective Amendment No. 173 to the Trust’s Registration Statement filed on March 4, 2022*

xxxiii. Amendment dated January 1, 2023 – Previously filed as Exhibit (h)(1)(a)(xxxii) to Post-Effective Amendment No. 179 to the Trust’s Registration Statement filed on February 23, 2023*

xxxiv. Amendment dated July 24, 2023 – Previously filed as Exhibit (h)(1)(a)(xxxiii) to Post-Effective Amendment No. 187 to the Trust’s Registration Statement filed on August 28, 2023*

xxxv. Amendment dated August 28, 2023 – Previously filed as Exhibit (h)(1)(a)(xxxiv) to Post-Effective Amendment No. 187 to the Trust’s Registration Statement filed on August 28, 2023*

xxxvi. Amendment dated February 28, 2024 – Previously filed as Exhibit (h)(1)(a)(xxxvi) to Post-Effective Amendment No. 190 to the Trust’s Registration Statement filed on February 26, 2024*

xxxvii. Amendment dated July 1, 2024 – Previously filed as Exhibit (h)(1)(a)(xxxvii) to Post-Effective Amendment No. 194 to the Trust’s Registration Statement filed on July 22, 2024*

xxxviii. Amendment dated July 22, 2024 – Previously filed as Exhibit (h)(1)(a)(xxxviii) to Post-Effective Amendment No. 194 to the Trust’s Registration Statement filed on July 22, 2024*

xxxix. Amendment dated July 1, 2025 – Previously filed as Exhibit (h)(1)(xxxix) to Post-Effective Amendment No. 198 to the Trust’s Registration Statement filed on August 21, 2025*

xl. Amendment dated September 17, 2025 – Filed herewith

2. Reserved.

3. Shareholder Service Plans

a. Amended and Restated Shareholder Services Plan for Class R1 Shares dated June 4, 2024 — Previously filed as Exhibit (h)(3)(a) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement filed on February 25, 2025*

b. Amended and Restated Shareholder Services Plan for Class R2 Shares dated June 4, 2024 — Previously filed as Exhibit (h)(3)(b) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement filed on February 25, 2025*

c. Amended and Restated Shareholder Services Plan for Class R3 Shares dated June 4, 2024 — Previously filed as Exhibit (h)(3)(c) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement filed on February 25, 2025*

4. Indemnification Agreement – Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011*

5. Expense Limitation Agreements and Fee Waivers

a. Notice of Voluntary Expense Limitation dated February 28, 2024 – Previously filed as Exhibit (h)(5)(a) to Post-Effective Amendment No. 190 to the Trust’s Registration Statement filed on February 26, 2024*

b. Amended and Restated Expense Limitation Agreement dated February 28, 2021 for MainStay U.S. Government Liquidity Fund – Previously filed as Exhibit (h)(5)(c) to Post-Effective Amendment No. 163 to the Trust’s Registration Statement on February 24, 2021*

c. Amended and Restated Expense Limitation Agreement (Transfer Agency expenses) dated February 28, 2026 – Filed herewith

d. Amended and Restated Expense Limitation Agreement dated February 28, 2026 - Filed herewith

6. Regulatory Filing Support Services Agreement dated December 22, 2017 – Previously filed as Exhibit (h)(6) to Post-Effective Amendment No. 123 to the Trust’s Registration Statement on February 28, 2018*

7.  Distribution Agreement dated July 2, 2018 between MainStay Funds Trust and NYLIFE Distributors LLC (MainStay U.S. Government Liquidity Fund) – Previously filed as Exhibit (h)(7) to Post-Effective Amendment No. 130 to the Trust’s Registration Statement on July 2, 2018*

8. Form of MainStay Funds 12d1-4 Agreement – Previously filed as Exhibit (h)(8) to Post-Effective Amendment No. 173 to the Trust’s Registration Statement filed on March 4, 2022*

i. Opinion of Counsel – Filed herewith

j. Other Opinions

1. Consent of Independent Registered Public Accounting Firm – Filed herewith

2. Powers of Attorney (Kerley, Trutanic & Benintende) – Previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on February 28, 2011*

3. Powers of Attorney (Chow & Perold) – Previously filed as an Exhibit to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on February 29, 2016*

4. Power of Attorney (Lehneis) – Previously filed as an Exhibit to Post-Effective Amendment No. 118 to the Trust’s Registration Statement on October 5, 2017*

5. Power of Attorney (Hammond) – Previously filed as an Exhibit to Post-Effective Amendment No. 169 to the Trust’s Registration Statement on January 10, 2022

6. Power of Attorney (Abou-Jaoudé) – Previously filed as an Exhibit to Post-Effective Amendment No. 184 to the Trust’s Registration Statement on July 24, 2023*

7. Power of Attorney (Jivraj) – Filed herewith

8. Power of Attorney (Lynch) – Filed herewith

k. Omitted Financial Statements – Inapplicable

l. Initial Capital Agreements – Inapplicable

m. Rule 12b-1 Plan

1. Plan of Distribution Pursuant to Rule 12b-1 dated August 19, 2015 for Class A Shares – Previously filed as Exhibit (m)(12) to Post- Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015*

2. Plan of Distribution Pursuant to Rule 12b-1 dated August 19, 2015 for Class B Shares – Previously filed as Exhibit (m)(13) to Post- Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015*

3. Plan of Distribution Pursuant to Rule 12b-1 dated March 4, 2024 for Class C Shares – Previousl filed as Exhibit (m)(3) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement on February 25, 2025*

4. Plan of Distribution Pursuant to Rule 12b-1 dated August 19, 2015 for Investor Class Shares – Previously filed as Exhibit (m)(15) to Post-Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015*

5. Plan of Distribution Pursuant to Rule 12b-1 dated August 19, 2015 for Class R2 Shares – Previously filed as Exhibit (m)(16) to Post- Effective Amendment No. 85 to the Trust’s Registration Statement on August 28, 2015*

6. Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated August 1, 2019 for Class R3 shares – Previously filed as Exhibit (m)(6) to Post-Effective Amendment No. 141 to the Trust's Registration Statement on August 16, 2019*

7. Plan of Distribution Pursuant to Rule 12b-1 dated February 28, 2017 for Class T Shares – Previously filed as Exhibit (m)(17) to Post- Effective Amendment No. 115 to the Trust’s Registration Statement on August 10, 2017*

8. Plan of Distribution Pursuant to Rule 12b-1 dated June 24, 2020 for Class C2 Shares – Previously filed as Exhibit (m)(8) to Post-Effective Amendment No. 199 on September 19, 2025*

9. Plan of Distribution Pursuant to Rule 12b-1 dated June 24, 2020 for SIMPLE Class Shares – Previously filed as Exhibit (m)(9) to Post-Effective Amendment No. 158 to the Trust’s Registration Statement on August 28, 2020*

10. Plan of Distribution Pursuant to Rule 12b-1 dated September 30, 2020 for Class A2 Shares – Previously filed as Exhibit (m)(10) to Post-Effective Amendment No. 161 to the Trust’s Registration Statement on September 30, 2020*

11. Plan of Distribution Pursuant to Rule 12b-1 dated March 4, 2024 for Class Z Shares – Previously filed as Exhibit (m)(11) to Post-Effective Amendment No. 193 to the Trust’s Registration Statement on May 24, 2024*

n. Rule 18f-3 Plan

1. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated March 4, 2024 – Previously filed as Exhibit (n)(1) to Post-Effective Amendment No. 196 to the Trust’s Registration Statement on February 25, 2025*

o. Reserved

p. Codes of Ethics

1. Code of Ethics of New York Life Investments dated December 2024 – Previously filed as Exhibit (p)(1) to Post – Effective Amendment No. 198 to the Trust’s Registration Statement filed on August 21, 2025*

2. Code of Ethics of Epoch Investment Partners, Inc. dated October 2024 – Previously filed as Exhibit (p)(2) to Post – Effective Amendment No. 198 to the Trust’s Registration Statement filed on August 21, 2025*

3. Code of Ethics of CBRE Investment Management Listed Real Assets LLC dated September 2021 – Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 173 to the Trust’s Registration Statement filed on March 4, 2022*

4. Code of Ethics of Cushing Asset Management LLC dated December 2024 – Previously filed as Exhibit (p)(4) to Post – Effective Amendment No. 198 to the Trust’s Registration Statement filed on August 21, 2025*

5. Code of Ethics of Candriam dated October 2024 – Previousl filed as Exhibit (p)(5) to Post – Effective Amendment No. 198 to the Trust’s Registration Statement filed on August 21, 2025*

6. Code of Ethics of Wellington Management Company LLC dated December 2023 – Previously filed as Exhibit (p)(7) to Post-Effective Amendment No. 190 to the Trust’s Registration Statement filed on February 26, 2024*

7. Code of Ethics of Fiera Capital Inc. dated January 2022 – Previously filed as Exhibit (p)(8) to Post-Effective Amendment No. 184 to the Trust’s Registration Statement filed on July 24, 2023*

8. Code of Ethics of PineStone Asset Management Inc. dated July 2023 – Previously filed as Exhibit (p)(9) to Post-Effective Amendment No. 185 to the Trust’s Registration Statement filed on July 24, 2023*

* Incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

The New York Life Investments Group of Funds, which includes New York Life Investments Funds Trust, New York Life Investments VP Funds Trust and New York Life Investments Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the New York Life Investments Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the New York Life Investments Group of Funds.

Article VII of New York Life Investments Funds Trust’s (“Registrant’s”) Declaration of Trust states as follows:

Section 3. Indemnification.

a. For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Laws:

b. Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws

i. every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

ii. every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

iii. every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

c. Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

d. No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

e. With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

i. by the court or other body before which the Proceeding was brought;

ii. by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

iii. by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial- type inquiry).

f. The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

g. Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5.  Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and By-Laws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

New York Life Investment Management LLC (“New York Life Investment Management”) acts as the investment adviser for each series of the following open- end registered management investment companies: New York Life Investments Funds Trust, New York Life Investments VP Funds Trust and New York Life Investments Funds.

The list of officers and directors of New York Life Investment Management, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by New York Life Investment Management (SEC File No: 801-57396).

CANDRIAM (Formerly known as Candriam Belgium)

Candriam acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Candriam, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Candriam (SEC File No. 801-80510)

CBRE Investment Management Listed Real Assets LLC

CBRE Clarion Securities LLC acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of CBRE Clarion Securities LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CBRE Clarion Securities LLC (SEC File No. 801-49083)

CUSHING ASSET MANAGEMENT, LP

Cushing Asset Management, LP (“Cushing”) acts as the subadvisor for a series of the Registrant.

The list of officers and directors of Cushing, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Cushing (SEC File No: 801- 63255).

EPOCH INVESTMENT PARTNERS, INC.

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Epoch, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No: 801-63118).

FIERA CAPITAL INC.

Fiera Capital Inc. (“Fiera Capital”) acts as the subadvisor for a series of the Registrant.

The list of officers and directors of Fiera Capital, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Fiera Capital (SEC File No: 801-8948).

MACKAY SHIELDS LLC

MacKay Shields LLC (“MacKay Shields”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of MacKay Shields, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MacKay Shields (SEC File No: 801-5594).

NYL INVESTORS LLC

NYL Investors LLC (“NYL Investors”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of NYL Investors, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NYL Investors (SEC File No: 801-78759).

PINESTONE ASSET MANAGEMENT INC.

PineStone Asset Management Inc. acts as subadvisor for certain series of the Registrant.

The list of officers and directors of PineStone Asset Management Inc., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PineStone Asset Management Inc. (SEC File No: 801-122764).

WELLINGTON MANAGEMENT COMPANY LLC

Wellington Management Company LLC (“Wellington”) acts as the subadvisor for certain series of the Registrant.

The list of officers and directors of Wellington, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Wellington (SEC File No: 801-15908).

ITEM 32. PRINCIPAL UNDERWRITERS

a. Inapplicable

b. Inapplicable

c. Inapplicable

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010, the Registrant, the Manager, the Subadvisors and NYLIFE Distributors LLC. The Registrant, the Manager and NYLIFE Distributors LLC’s address is 30 Hudson Street, Jersey City, New Jersey 07302. The Subadvisors’ addresses are: Candriam, 19-21 route d’Arlon L-8009 Strassen, Luxembourg; CBRE Investment Management Listed Real Assets LLC, 555 Lancaster Avenue, Suite 120; Radnor, PA 19087; Cushing Asset Management, LP, 600N Pearl Street, Suite 1205, Dallas, TX 75201; Epoch Investment Partners, Inc., 1 Vanderbilt Avenue, New York, NY 10017; Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152; MacKay Shields LLC, 299 Park Avenue, 32nd Floor, New York, New York 10171; NYL Investors LLC, 51 Madison Avenue, New York, NY 10010; PineStone Asset Management Inc. 1981 McGill College Avenue, Suite 1600 Montreal, Québec H3A 2Y1; and Wellington Management Company LLC, 280 Congress Street, Boston, MA 02210. Records relating to the duties of the custodian for each series of New York Life Investments Funds Trust are maintained by JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Brooklyn, New York 11245. Records relating to the duties of the transfer agent of New York Life Investments Funds Trust are maintained by DST Asset Manager Solutions, Inc., 200 Crown Colony Drive, Quincy, MA 02169.

ITEM 34. MANAGEMENT SERVICES.

Inapplicable.

ITEM 35. UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement under 485(b) and it has duly caused this Post-Effective Amendment No. 200 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 26th day of February, 2026.

NEW YORK LIFE INVESTMENTS FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 200 to the Registration Statement has been signed by the following persons in the capacities indicated below on the date above.

	SIGNATURE	TITLE

	/s/ Kirk C. Lehneis	President and Principal Executive Officer
Kirk C. Lehneis

	/s/ Naïm Abou-Jaoudé*	Trustee
Naïm Abou-Jaoudé

	/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

	/s/ David H. Chow*	Trustee
David H. Chow

	/s/ Karen Hammond*	Trustee
Karen Hammond

	/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

	/s/ Jacques P. Perold*	Trustee and Chairman of the Board
Jacques P. Perold

	/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

	/s/ Adeel Jivraj**	Trustee
Adeel Jivraj

	/s/ Stephanie Lynch**	Trustee
Stephanie Lynch

	/s/ Jack R. Benintende	Treasurer and Principal Financial and Accounting Officer
Jack R. Benintende

By:	/s/ J. Kevin Gao
	J. Kevin Gao	Secretary
As Attorney-in-Fact

* Pursuant to Powers of Attorney previously filed. ** Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX

Exhibits

(d)(1)(nn) Amendment to the Amended and Restated Management Agreement dated February 28, 2026

(d)(3)(bb) Amendment to the Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated February 28, 2026

(d)(4) Amended and Restated Subadvisory Agreement between New York Life Investment Management LLC and Candriam dated November 28, 2025

(h)(1)(xl) Amendment dated September 17, 2025, to the Transfer Agency Agreement

(h)(5)(c) Amended and Restated Expense Limitation Agreement (Transfer Agency) dated February 28, 2026

(h)(5)(d) Amended and Restated Expense Limitation Agreement dated February 28, 2026

(i) Opinion of Counsel

(j)(1) Consent of Independent Registered Public Accounting Firm

(j)(7) Power of Attorney (Jivraj) – Filed herewith

(j)(8) Power of Attorney (Lynch) – Filed herewith